UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2020 through April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2021 (Unaudited)

JPMorgan Macro Opportunities Fund

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

June 16, 2021 (Unaudited)

Dear Shareholders,

This year has brought a large measure of relief, hope and reflection on the pandemic and its impact on our families, our jobs and our world. It has also witnessed a remarkable rally in global equity markets, driven initially by investor expectations for an accelerated economic expansion and extended by surging corporate earnings and consumer spending.

“In the year ahead, J.P. Morgan Asset Management will continue to strive to adapt to new challenges and provide investors with innovative and durable solutions that are backed by our deep experience in risk management.”

— Andrea L. Lisher

As leading central banks maintained ultra-low interest rates and governments continued to provide or increase massive fiscal stimulus and recovery programs, many investors sought opportunities for higher returns in global equity markets. For the six months ended April 30, 2021, the MSCI EAFE Index returned 29.13%, the S&P 500 Index returned 28.85% and the MSCI Emerging Markets Index returned 23.09%. Within fixed income markets, Bloomberg Barclays High Yield Index returned 7.97%, the Bloomberg Barclays Emerging Markets Index returned 2.33% and the Bloomberg Barclays U.S. Aggregate Index returned -1.52%.

The prospects for a diminishing pandemic have brightened in 2021, particularly in the U.S. and Western Europe where vaccination rates have accelerated. However, a surge of infections of COVID-19 and its variants in Brazil, India and elsewhere demonstrated that the global crisis is ongoing and spurred leading industrialized nations together to pledge to provide one billon doses of vaccine to emerging market nations. Meanwhile, the accelerating economic rebound in the U.S. has raised investor concerns about the potential for rising inflation and supply chain disruptions, though U.S. Federal Reserve Chairman Jerome Powell has sought to reassure financial markets that upward pressure on prices — while stronger than expected — remains likely to be temporary.

At this point, it’s worth reflecting on the fact that many of those who remained fully invested in the face of unprecedented uncertainty in 2020 likely benefitted fully from the ensuing rally in global equity markets. In the year ahead, J.P. Morgan Asset Management will continue to strive to adapt to new challenges and provide investors with innovative and durable solutions that are backed by our deep experience in risk management. We will continue to seek to operate under the same fundamental practices and principles that have driven our success for more than a century and focus on the financial needs of our clients.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

Globally, equity market valuations climbed higher during the period, initially fueled by the massive pandemic response of leading central banks and fiscal authorities and extended by the development of multiple vaccines in late 2020 and the advent of mass vaccinations in 2021. The rebound in asset prices during the period — partly led by U.S. equity — swept across both emerging markets and developed markets.

The final months of the 2020 included a continued rebound in global prices for petroleum and a range of other commodities as manufacturing data and consumer sentiment strengthened. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

Global equity markets surged from February through April 2021 amid a general surge in corporate earnings and consumer and business spending. Developed market equity provided strong returns, while emerging markets equity was weighed down by investor concern about large pandemic outbreaks in select nations, particularly Brazil and India.

U.S. equity markets generally led the rally, supported by a $1.9 trillion U.S. fiscal relief and recovery package and the prospect of additional federal government spending plans. Better-than-expected corporate earnings and revenues in 2021, combined with strong growth consumer spending and improved manufacturing data, drove global equity prices further upward toward the end of the period.

For the six months ended April 30, 2021, the MSCI EAFE Index returned 29.13%, the S&P 500 Index returned 28.85% and the MSCI Emerging Markets Index returned 23.09%.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

JPMorgan Macro Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.23%
ICE BofAML 3-Month US Treasury Bill Index	0.05%

Net Assets as of 4/30/2021 (In Thousands)	$17,706

INVESTMENT OBJECTIVE**

The JPMorgan Macro Opportunities Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares posted a positive absolute performance and outperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2021.

The Fund’s long equity strategies were leading contributors to absolute performance during the reporting period. The Fund’s fixed income strategies also contributed to absolute performance, while the Fund’s short bias equity strategies detracted from absolute performance.

In equity, the Fund’s exposures in the technology, financials and consumer discretionary sectors were leading contributors to absolute performance. Within technology, the Fund benefitted from increased exposure to select semiconductor manufacturers that benefitted from both long term trends, including the spread of 5G networks and the transition to cloud computing, and short-term cyclical trends, particularly increased demand across most end markets amid constrained global supply. The Fund’s exposures in the financials and consumer discretionary sectors benefitted from exposure to U.S. financial services and consumer companies that were geared toward pandemic recovery and were supported by the broader expansion in economic activity during the period.

In fixed income, the Fund’s short duration strategy via bond futures also contributed to absolute performance amid an improved outlook for the U.S. economy and rising bond yields. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase or decrease in price as interest rates fall or rise, respectively, versus bonds with longer duration.

The leading detractors from absolute performance included the Fund’s short positions in U.S. and European equity via options and futures as developed equity markets posted positive returns for the period. The Fund’s allocation to equity was the leading contributor to performance relative to the Benchmark, which is a fixed income index that contains no equity.

HOW WAS THE FUND POSITIONED?

During the reporting period, the portfolio managers increased the Fund’s bias toward cyclical areas of the equity market amid improved economic data and progress in mass vaccinations, particularly in developed markets. The Fund maintained some downside protection, predominantly through short-bias equity strategies, amid investor concerns about virus resurgence driven by new variants and the sharp rise in bond yields early in 2021. The portfolio managers also initiated a U.S. short duration strategy to reflect their view that bond yields would continue to move higher.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Macro Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	HDFC Bank Ltd., ADR (India)	2.7%
2.	Alphabet, Inc., Class A	2.4
3.	Amazon.com, Inc.	2.3
4.	Microsoft Corp.	2.0
5.	Alibaba Group Holding Ltd. (China)	1.9
6.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.9
7.	Visa, Inc., Class A	1.9
8.	Mastercard, Inc., Class A	1.9
9.	Thermo Fisher Scientific, Inc.	1.7
10.	Samsung Electronics Co. Ltd. (South Korea)	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	20.8%
Financials	14.4
Consumer Discretionary	13.2
Health Care	6.4
Communication Services	5.2
Industrials	4.2
Utilities	4.0
Energy	1.8
Call Options Purchased	1.3
Consumer Staples	1.2
Put Options Purchased	0.1
Short-Term Investments	27.4

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	April 15, 2020
With Sales Charge**		3.33%	5.67%	5.64%
Without Sales Charge		9.04	11.51	11.25
CLASS C SHARES	April 15, 2020
With CDSC***		7.81	9.98	10.74
Without CDSC		8.81	10.98	10.74
CLASS I SHARES	April 15, 2020	9.23	11.84	11.56
CLASS R6 SHARES	September 30, 2020	9.29	11.98	11.69

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/15/20 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 15, 2020.

Returns for Class R6 Shares prior to its inception are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Macro Opportunities Fund and the ICE BofAML 3-Month US Treasury Bill Index from April 15, 2020 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	15.74%
S&P 500 Index	28.85%
ICE BofAML 3-Month US Treasury Bill Index	0.05%

Net Assets as of 4/30/2021 (In Thousands)	$649,026

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2021.

The Fund’s long positions in the communication services sector and its short positions in the consumer staples sector were leading detractors from performance relative to the Benchmark. The Fund’s long and short positions in the health care sector and its short positions in the financials sector were leading contributors to relative performance.

Leading individual detractors from absolute performance included the Fund’s long position in Alibaba Group Holdings Ltd. and its short positions in Acacia Communications Inc. and Walgreen Boots Alliance Inc. Shares of Alibaba Group Holding, an electronic commerce conglomerate based in China, fell amid an antitrust review by Chinese regulators that resulted in a $2.8 billion fine against the company. Shares of Acacia Communications, a telecommunications equipment manufacturer, rose ahead of its $4.5 billion acquisition by Cisco System Inc. Shares of Walgreen Boots Alliance, a drug store chain and prescription services provider, rose after the company reported better-than-expected earnings for its fiscal second quarter and raised its earnings outlook.

Leading individual contributors to absolute performance included the Fund’s long positions in Tesla Inc., Cigna Corp. and

NXP Semiconductors NV. Shares of Tesla, a maker of electric automobiles and energy generation and storage systems, rose on growth in quarterly earnings and investor demand for large cap technology stocks. Shares of Cigna, a health insurance and pharmacy benefits provider, rose after the company reaffirmed its earnings outlook for 2021 and increased its share repurchase plan. Shares of NXP Semiconductors, a Dutch semiconductor manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2021.

HOW WAS THE FUND POSITIONED?

During the six months ended April 30, 2021, the Fund invested an average of 138% of its assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 Index and/or the Benchmark. The Fund’s portfolio managers sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the six month reporting period, the Fund’s average gross exposure was 138% and its average net exposure was 70%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Fidelity National Information Services, Inc.	8.9%
2.	Fiserv, Inc.	8.2
3.	UnitedHealth Group, Inc.	8.2
4.	Zscaler, Inc.	7.9
5.	Cigna Corp.	7.8
6.	Mastercard, Inc., Class A	5.9
7.	Charter Communications, Inc., Class A	4.8
8.	Match Group, Inc.	4.6
9.	Tesla, Inc.	4.0
10.	Blackstone Group, Inc. (The)	3.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Perspecta, Inc.	14.8%
2.	Navistar International Corp.	14.6
3.	Cardtronics plc, Class A	14.5
4.	Sirius XM Holdings, Inc.	14.4
5.	SPDR S&P 500 ETF Trust	12.9
6.	Magellan Health, Inc.	12.9
7.	Kellogg Co.	4.4
8.	Pinnacle West Capital Corp.	3.9
9.	Entergy Corp.	1.5
10.	Procter & Gamble Co. (The)	1.3

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	37.3%
Communication Services	19.1
Health Care	15.9
Consumer Discretionary	10.8
Financials	9.5
Industrials	4.3
Consumer Staples	2.7
Utilities	0.1
Short-Term Investments	0.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	29.3%
Industrials	14.6
Communication Services	14.4
Exchange-Traded Fund	12.9
Health Care	12.9
Consumer Staples	10.5
Utilities	5.4

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge**		9.45%	22.95%	8.46%	8.09%
Without Sales Charge		15.52	29.74	9.64	8.96
CLASS C SHARES	August 29, 2014
With CDSC***		14.28	28.12	9.10	8.42
Without CDSC		15.28	29.12	9.10	8.42
CLASS I SHARES	August 29, 2014	15.74	30.10	9.92	9.24
CLASS R6 SHARES	August 29, 2014	15.86	30.43	10.20	9.52

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 29, 2014 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.85%
ICE BofAML 3-Month US Treasury Bill Index	0.05%

Net Assets as of 4/30/2021 (In Thousands)	$94,323

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2021. During the period, equity markets generally outperformed bond markets.

The Fund’s security selections in the media and semiconductors sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selections in the retail and industrial cyclical sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s long positions in Diamondback Energy Inc. and Lyft Inc., and its short position in Take-Two Interactive Software Inc. Shares of Diamondback Energy, an oil and gas company focused on U.S. shale deposits, rose amid a rebound in global energy demand and the company’s improved earnings outlook. Shares of Lyft, an online ride-hailing service, rose amid a rebound in demand for its services in 2021. Shares of Take-Two Interactive Software, a video game publisher, fell after the company reported lower-than-expected results for the fourth quarter of 2020.

Leading individual detractors from relative performance included the Fund’s short positions in Acuity Brands Inc.,

ViacomCBS Inc. and General Electric Co. Shares of Acuity Brands, a provider of lighting and building management systems, rose after the company reported consecutive quarters of better-than-expected earnings. Shares of ViacomCBS, a media content and distribution company, rebounded from a sharp sell off in March 2020 amid the collapse of Archegos Capital Management. Shares of General Electric, an industrial and financial services company, rose amid investor expectations that the company would benefit from the Biden administration’s plans for infrastructure and renewable energy spending.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Diamondback Energy, Inc.	2.1%
2.	Mastercard, Inc., Class A	2.0
3.	Amazon.com, Inc.	1.8
4.	Alphabet, Inc., Class C	1.5
5.	Discovery, Inc., Class C	1.5
6.	Lyft, Inc., Class A	1.4
7.	Seagate Technology plc	1.4
8.	Stanley Black & Decker, Inc.	1.3
9.	Facebook, Inc., Class A	1.2
10.	Trane Technologies plc	1.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Kroger Co. (The)	2.4%
2.	Walmart, Inc.	2.1
3.	Take-Two Interactive Software, Inc.	2.1
4.	Discovery, Inc., Class A	2.0
5.	Intel Corp.	1.9
6.	Enbridge, Inc. (Canada)	1.8
7.	Interpublic Group of Cos., Inc. (The)	1.7
8.	Amgen, Inc.	1.7
9.	HP, Inc.	1.6
10.	3M Co.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	14.7%
Industrials	14.6
Consumer Discretionary	11.4
Health Care	9.2
Communication Services	9.2
Financials	8.3
Energy	6.3
Materials	4.4
Utilities	3.1
Real Estate	3.0
Consumer Staples	2.5
Short-Term Investments	13.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Industrials	14.8%
Information Technology	14.0
Communication Services	13.1
Financials	12.0
Consumer Staples	10.9
Health Care	8.9
Energy	7.6
Materials	5.0
Real Estate	4.9
Utilities	4.6
Consumer Discretionary	4.2

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge**		(3.61)%	(0.85)%	3.20%	1.05%
Without Sales Charge		1.73	4.64	4.33	1.60
CLASS C SHARES	November 2, 2009
With CDSC***		0.46	3.04	3.80	1.20
Without CDSC		1.46	4.04	3.80	1.20
CLASS I SHARES	November 2, 2009	1.85	4.90	4.59	1.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Research Market Neutral Fund and ICE BofAML 3-Month US Treasury Bill Index from April 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 64.2%

Banks — 7.3%

First Republic Bank	1		148

HDFC Bank Ltd., ADR (India) *	6		432

Huntington Bancshares, Inc.	9		141

PNC Financial Services Group, Inc. (The)	1		212

Sberbank of Russia PJSC, ADR (Russia)	15		236

Signature Bank	—	(a)	122

			1,291

Building Products — 0.6%

Trane Technologies plc	1		114

Capital Markets — 1.3%

Bank of New York Mellon Corp. (The)	2		113

S&P Global, Inc.	—	(a)	123

			236

Electric Utilities — 3.3%

EDP — Energias de Portugal SA (Portugal)	16		87

Enel SpA (Italy)	20		201

Iberdrola SA (Spain)	11		150

Orsted A/S (Denmark)(b)	1		139

			577

Electrical Equipment — 1.7%

Rockwell Automation, Inc.	1		159

Schneider Electric SE (France)	1		147

			306

Entertainment — 2.6%

Netflix, Inc. *	—	(a)	222

Walt Disney Co. (The) *	1		231

			453

Health Care Equipment & Supplies — 1.5%

Abbott Laboratories	1		109

Medtronic plc	1		157

			266

Household Durables — 1.8%

DR Horton, Inc.	2		164

Lennar Corp., Class A	2		160

			324

Insurance — 3.3%

AIA Group Ltd. (Hong Kong)	18		231

Aon plc, Class A	1		162

Ping An Insurance Group Co. of China Ltd., Class H (China)	18		191

			584

INVESTMENTS	SHARES (000)		VALUE ($000)

Interactive Media & Services — 2.2%

Alphabet, Inc., Class A *	—	(a)	388

Internet & Direct Marketing Retail — 3.9%

Alibaba Group Holding Ltd. (China) *	11		314

Amazon.com, Inc. *	—	(a)	374

			688

IT Services — 4.5%

Mastercard, Inc., Class A	1		280

PayPal Holdings, Inc. *	1		200

Visa, Inc., Class A	1		311

			791

Life Sciences Tools & Services — 1.5%

Thermo Fisher Scientific, Inc.	1		267

Machinery — 1.5%

Stanley Black & Decker, Inc.	1		110

Volvo AB, Class B (Sweden)	7		162

			272

Multi-Utilities — 0.5%

RWE AG (Germany)	2		84

Oil, Gas & Consumable Fuels — 1.7%

ConocoPhillips	2		93

EOG Resources, Inc.	1		108

Pioneer Natural Resources Co.	1		94

			295

Personal Products — 1.1%

Estee Lauder Cos., Inc. (The), Class A	1		198

Pharmaceuticals — 2.9%

AstraZeneca plc (United Kingdom)	2		223

Eli Lilly & Co.	1		113

Novo Nordisk A/S, Class B (Denmark)	2		170

			506

Semiconductors & Semiconductor Equipment — 9.1%

Analog Devices, Inc.	1		216

Applied Materials, Inc.	2		234

Lam Research Corp.	—	(a)	202

Microchip Technology, Inc.	1		209

Micron Technology, Inc. *	3		225

NVIDIA Corp.	—	(a)	121

SK Hynix, Inc. (South Korea)	2		216

Texas Instruments, Inc.	1		194

			1,617

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)			VALUE ($000)
Common Stocks — continued

Software — 4.1%

Adobe, Inc. *		—	(a)	80

Atlassian Corp. plc, Class A *		—	(a)	84

Microsoft Corp.		1		321

salesforce.com, Inc. *		1		170

ServiceNow, Inc. *		—	(a)	78

				733

Specialty Retail — 2.1%

Burlington Stores, Inc. *		—	(a)	124

TJX Cos., Inc. (The)		3		247

				371

Technology Hardware, Storage & Peripherals — 1.4%

Samsung Electronics Co. Ltd. (South Korea)		3		249

Textiles, Apparel & Luxury Goods — 4.3%

Lululemon Athletica, Inc. *		1		224

LVMH Moet Hennessy Louis Vuitton SE (France)		—	(a)	313

NIKE, Inc., Class B		2		227

				764

Total Common Stocks (Cost $8,678)				11,374

	PRINCIPAL AMOUNT ($000)
Foreign Government Securities — 1.4%

Republic of South Africa (South Africa) 8.00%, 1/31/2030	ZAR	1,296		82

Romania Government Bond (Romania) 2.75%, 2/26/2026 (b)	EUR	60		79

3.62%, 5/26/2030 (b)	EUR	58		81

Total Foreign Government Securities (Cost $232)				242

	NO. OF CONTRACTS
Options Purchased — 1.3%

Call Options Purchased — 1.2%

Aerospace & Defense — 0.1%

Airbus SE (France) 12/17/2021 at EUR 100.00, American Style Notional Amount: EUR 91 Exchange-Traded *	EUR	9		11

Boeing Co. (The) 1/21/2022 at USD 300.00, American Style Notional Amount: USD 70 Exchange-Traded *		3		3

INVESTMENTS	NO. OF CONTRACTS		VALUE ($000)

Aerospace & Defense — continued

Safran SA (France) 3/18/2022 at EUR 140.00, American Style Notional Amount: EUR 62 Exchange-Traded *	EUR	5	4

			18

Banks — 0.6%

Natwest Group plc (United Kingdom) 12/17/2021 at GBP 160.00, American Style Notional Amount: GBP 1 Exchange-Traded *	GBP	29	17

Signature Bank 9/17/2021 at USD 250.00, American Style Notional Amount: USD 201 Exchange-Traded *		8	21

Societe Generale SA (France) 12/17/2021 at EUR 20.00, American Style Notional Amount: EUR 118 Exchange-Traded *	EUR	50	26

UniCredit SpA (Germany) 12/16/2021 at EUR 10.00, American Style Notional Amount: EUR 97 Exchange-Traded *	EUR	113	6

Wells Fargo & Co. 1/21/2022 at USD 40.00, American Style Notional Amount: USD 90 Exchange-Traded *		20	15

			85

Beverages — 0.0% (c)

Heineken NV (Netherlands) 3/18/2022 at EUR 95.00, American Style Notional Amount: EUR 68 Exchange-Traded *	EUR	7	7

Construction & Engineering — 0.0% (c)

Vinci SA (France) 3/18/2022 at EUR 100.00, American Style Notional Amount: EUR 64 Exchange-Traded *	EUR	7	4

	PRINCIPAL AMOUNT ($000)

Foreign Exchange Currency Options — 0.0% (c)

Foreign Exchange USD/RUB 5/14/2021 at USD 80.25, Vanilla, European Style Notional Amount: USD 530 Counterparty: Citibank, NA *		530	—	(a)

	NO. OF CONTRACTS

Hotels, Restaurants & Leisure — 0.1%

Compass Group plc (United Kingdom) 3/18/2022 at GBP 1,700.00, American Style Notional Amount: GBP 1 Exchange-Traded *	GBP	3	5

Las Vegas Sands Corp. 1/21/2022 at USD 72.50, American Style Notional Amount: USD 67 Exchange-Traded *		11	4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	NO. OF CONTRACTS		VALUE ($000)
Options Purchased — continued

Hotels, Restaurants & Leisure — continued

Marriott International, Inc. 1/21/2022 at USD 170.00, American Style Notional Amount: USD 74 Exchange-Traded *		5	4

Planet Fitness, Inc. 1/21/2022 at USD 95.00, American Style Notional Amount: USD 76 Exchange-Traded *		9	9

			22

Index Funds — 0.4%

EURO STOXX 50 Index (Germany) 8/20/2021 at EUR 4,050.00, European Style Notional Amount: EUR 715 Exchange-Traded *	EUR	18	18

S&P 500 Index 7/30/2021 at USD 4,250.00, European Style Notional Amount: USD 2,508 Exchange-Traded *		6	55

			73

Total Call Options Purchased			209

Put Options Purchased — 0.1%

Index Funds — 0.1%

S&P 500 Index 5/14/2021 at USD 4,100.00, European Style Notional Amount: USD 2,509 Exchange-Traded * (Cost $14)		6	13

Total Options Purchased (Cost $197)			222

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 25.2%

Foreign Government Treasury Bills — 10.9%

Japan Treasury Bills (Japan)

(0.10)%, 5/24/2021 (d)	JPY	89,900	822

(0.10)%, 6/21/2021 (d)	JPY	86,100	788

Letras do Tesouro Nacional (Brazil) 4.83%, 7/1/2023 (d)	BRL	2,000	318

Total Foreign Government Treasury Bills (Cost $1,984)			1,928

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 14.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.09% (e) (f) (Cost $2,542)	2,541	2,542

Total Short-Term Investments (Cost $4,526)		4,470

Total Investments — 92.1% (Cost $13,633)		16,308
Other Assets Less Liabilities — 7.9%		1,398

NET ASSETS — 100.0%		17,706

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
PJSC	Public Joint Stock Company
USD	United States Dollar
ZAR	South African Rand
(a)	Amount rounds to less than one thousand.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	The rate shown is the effective yield as of April 30, 2021.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	10	06/2021	AUD	1,074	4
E-Mini Industrial Select Sector	3	06/2021	USD	307	17
Euro-BTP	2	06/2021	EUR	354	(5)
STOXX 600 Banks Index	51	06/2021	EUR	406	14
STOXX 600 Insurance Index	16	06/2021	EUR	287	(1)

					29

Short Contracts
EURO STOXX 50 Index	(28)	06/2021	EUR	(1,324)	(35)
Euro-Bund	(2)	06/2021	EUR	(409)	4
MSCI Emerging Markets E-Mini Index	(7)	06/2021	USD	(468)	5
S&P 500 E-Mini Index	(14)	06/2021	USD	(2,922)	(126)
U.S. Treasury 10 Year Note	(42)	06/2021	USD	(5,548)	44
XAP Consumer Staples Index	(4)	06/2021	USD	(279)	(15)
XAU Utilities Index	(1)	06/2021	USD	(67)	(4)
XAV Health Care Index	(1)	06/2021	USD	(122)	(11)

					(138)

					(109)

Abbreviations

AUD	Australian Dollar
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of April 30, 2021 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CNY	5,473	USD	841	Goldman Sachs International**	5/10/2021	4
TWD	23,791	USD	836	Citibank, NA**	5/10/2021	16
USD	861	TWD	23,791	Goldman Sachs International**	5/10/2021	9
BRL	1,007	USD	179	Goldman Sachs International**	5/27/2021	6
RUB	5,005	USD	66	Barclays Bank plc**	5/27/2021	1
USD	778	HKD	6,041	Citibank, NA	5/27/2021	—	(a)
USD	37	INR	2,713	Citibank, NA**	5/27/2021	—	(a)
USD	179	MXN	3,612	Barclays Bank plc	5/27/2021	1
CNY	5,704	USD	865	Citibank, NA**	7/13/2021	12
NOK	5,883	USD	701	Goldman Sachs International	7/27/2021	6
USD	899	AUD	1,164	Goldman Sachs International	7/27/2021	2
USD	1,611	JPY	175,503	Goldman Sachs International	7/27/2021	4
USD	179	SEK	1,514	Goldman Sachs International	7/27/2021	—	(a)

Total unrealized appreciation						61

USD	834	CNY	5,473	Citibank, NA**	5/10/2021	(12)
HKD	300	USD	39	Citibank, NA	5/27/2021	—	(a)
HKD	321	USD	41	TD Bank Financial Group	5/27/2021	—	(a)
KRW	64,161	USD	58	Goldman Sachs International**	5/27/2021	—	(a)
MXN	3,547	USD	178	Barclays Bank plc	5/27/2021	(3)
USD	469	BRL	2,692	Goldman Sachs International**	5/27/2021	(25)
USD	321	DKK	1,996	TD Bank Financial Group	5/27/2021	(2)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Amounts in thousands)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	36	HKD	278	TD Bank Financial Group	5/27/2021	— (a)
USD	45	INR	3,337	Barclays Bank plc**	5/27/2021	— (a)
USD	361	INR	27,266	Goldman Sachs International**	5/27/2021	(6)
USD	530	KRW	591,381	Citibank, NA**	5/27/2021	(2)
USD	291	RUB	22,083	Citibank, NA**	5/27/2021	(2)
USD	617	ZAR	8,987	Merrill Lynch International	5/27/2021	— (a)
ZAR	7,653	USD	534	Goldman Sachs International	5/27/2021	(8)
USD	841	TWD	23,791	Citibank, NA**	7/13/2021	(11)
USD	38	TWD	1,082	Goldman Sachs International**	7/13/2021	(1)
AUD	1,162	USD	898	Goldman Sachs International	7/27/2021	(2)
EUR	53	USD	64	Goldman Sachs International	7/27/2021	— (a)
USD	2,076	EUR	1,738	Goldman Sachs International	7/27/2021	(18)
USD	227	GBP	165	Goldman Sachs International	7/27/2021	— (a)

Total unrealized depreciation						(92)

Net unrealized depreciation						(31)

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CNY	China Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso
NOK	Norwegian Krone
RUB	Russian Ruble
SEK	Swedish Krona
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

Written Call Options Contracts as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
Foreign Exchange USD/RUB	Citibank, NA	530,000	USD 530	USD 80.25	5/14/2021	—(a)

Total Written Options Contracts (Premiums Received $2)						—(a)

Abbreviations

RUB	Russian Ruble
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 105.4%

Common Stocks — 105.1%

Airlines — 1.6%

United Airlines Holdings, Inc. * (a)	185		10,072

Automobiles — 8.2%

Ferrari NV (Italy)	122		25,991

Tesla, Inc. * (a)	39		27,413

			53,404

Capital Markets — 5.9%

Blackstone Group, Inc. (The) (a)	298		26,404

Open Lending Corp., Class A *	312		12,197

			38,601

Communications Equipment — 2.0%

Motorola Solutions, Inc.	69		13,001

Diversified Financial Services — 4.1%

Berkshire Hathaway, Inc., Class B * (a)	96		26,350

Electric Utilities — 0.1%

NextEra Energy, Inc. (a)	8		622

Entertainment — 0.0% (b)

Netflix, Inc. * (a)	—	(c)	61

Food Products — 2.9%

Hershey Co. (The)	113		18,599

Health Care Providers & Services — 16.8%

Cigna Corp. (a)	213		53,007

UnitedHealth Group, Inc. (a)	140		55,773

			108,780

Hotels, Restaurants & Leisure — 3.1%

Norwegian Cruise Line Holdings Ltd. *	24		742

Royal Caribbean Cruises Ltd. *	224		19,439

			20,181

Interactive Media & Services — 4.8%

Alphabet, Inc., Class A *	—	(c)	71

Match Group, Inc. *	202		31,365

			31,436

Internet & Direct Marketing Retail — 0.0% (b)

Amazon.com, Inc. * (a)	—	(c)	69

IT Services — 25.1%

Fidelity National Information Services, Inc. (a)	399		61,051

Fiserv, Inc. * (a)	466		55,977

Mastercard, Inc., Class A	106		40,382

Twilio, Inc., Class A *	2		618

Visa, Inc., Class A (a)	20		4,664

			162,692

INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — 0.0% (b)

Thermo Fisher Scientific, Inc.	— (c)	67

Media — 15.3%

Altice USA, Inc., Class A *	654	23,731

Charter Communications, Inc., Class A * (a)	49	32,871

Liberty Media Corp.-Liberty SiriusXM, Class A * (a)	473	21,381

Liberty Media Corp.-Liberty SiriusXM, Class C * (a)	472	21,340

		99,323

Road & Rail — 3.0%

Canadian Pacific Railway Ltd. (Canada)	2	656

Lyft, Inc., Class A *	328	18,232

Uber Technologies, Inc. *	11	589

		19,477

Semiconductors & Semiconductor Equipment — 3.9%

NVIDIA Corp. (a)	1	632

NXP Semiconductors NV (Netherlands)	129	24,857

		25,489

Software — 8.3%

RingCentral, Inc., Class A * (a)	— (c)	61

Zscaler, Inc. * (a)	287	53,938

		53,999

Technology Hardware, Storage & Peripherals — 0.0% (b)

Apple, Inc. (a)	1	66

Total Common Stocks (Cost $585,265)		682,289

Short-Term Investments — 0.3%

Investment Companies — 0.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (d) (e) (Cost $2,093)	2,092	2,093

Total Long Positions (Cost $587,358)		684,382

Short Positions — (38.1)%

Common Stocks — (33.2)%

Electric Utilities — (2.1)%

Entergy Corp.	(34)	(3,749)

Pinnacle West Capital Corp.	(113)	(9,559)

		(13,308)

Food Products — (2.0)%

Hormel Foods Corp.	(52)	(2,416)

Kellogg Co.	(174)	(10,847)

		(13,263)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Health Care Providers & Services — (4.9)%

Magellan Health, Inc. *	(338)	(31,851)

Household Products — (2.0)%

Clorox Co. (The)	(17)	(3,086)

Colgate-Palmolive Co.	(40)	(3,224)

Kimberly-Clark Corp.	(24)	(3,152)

Procter & Gamble Co. (The)	(24)	(3,241)

		(12,703)

IT Services — (11.1)%

Cardtronics plc, Class A *	(922)	(35,812)

Perspecta, Inc.	(1,249)	(36,571)

		(72,383)

Machinery — (5.6)%

Navistar International Corp. *	(814)	(36,041)

Media — (5.5)%

Sirius XM Holdings, Inc.	(5,836)	(35,599)

Total Common Stocks (Proceeds $(212,270))		(215,148)

Exchange-Traded Funds — (4.9)%

U.S. Equity — (4.9)%

SPDR S&P 500 ETF Trust (Proceeds $(29,679))	(76)	(31,869)

Total Short Positions (Proceeds $(241,949))		(247,017)

Total Investments — 67.3% (Cost $345,409)		437,365
Other Assets Less Liabilities — 32.7%		211,661

NET ASSETS — 100.0%		649,026

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depository Receipts

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $169,898 and $246,822 respectively.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 100.0%

Common Stocks — 86.6%

Aerospace & Defense — 1.4%

Howmet Aerospace, Inc. *	5		150

Northrop Grumman Corp.	1		337

Raytheon Technologies Corp.	10		817

			1,304

Air Freight & Logistics — 0.7%

FedEx Corp.	1		350

United Parcel Service, Inc., Class B	1		276

			626

Airlines — 0.1%

American Airlines Group, Inc. *	2		52

Auto Components — 0.6%

Aptiv plc *	—	(a)	49

Lear Corp.	—	(a)	68

Magna International, Inc. (Canada)	5		431

			548

Automobiles — 0.1%

General Motors Co. *	1		48

Banks — 3.1%

Bank of America Corp.	11		457

SVB Financial Group *	2		925

Truist Financial Corp.	8		480

Wells Fargo & Co.	23		1,045

			2,907

Beverages — 0.9%

Coca-Cola Co. (The)	4		202

Constellation Brands, Inc., Class A	1		168

PepsiCo, Inc.	4		516

			886

Biotechnology — 2.8%

AbbVie, Inc.	8		933

Biogen, Inc. *	2		451

BioMarin Pharmaceutical, Inc. *	2		194

Regeneron Pharmaceuticals, Inc. *	1		510

Vertex Pharmaceuticals, Inc. *	2		532

			2,620

Building Products — 1.9%

Carrier Global Corp.	7		318

Fortune Brands Home & Security, Inc.	1		139

Johnson Controls International plc	3		186

Trane Technologies plc	6		1,103

			1,746

INVESTMENTS	SHARES (000)		VALUE ($000)

Capital Markets — 2.4%

Ameriprise Financial, Inc.	—	(a)	56

Charles Schwab Corp. (The)	10		672

CME Group, Inc.	1		202

Intercontinental Exchange, Inc.	2		222

Morgan Stanley	5		437

State Street Corp.	6		511

T. Rowe Price Group, Inc.	1		187

			2,287

Chemicals — 3.9%

Air Products and Chemicals, Inc. (b)	1		222

Celanese Corp.	3		469

Corteva, Inc.	3		166

DuPont de Nemours, Inc.	14		1,069

Eastman Chemical Co. (b)	6		647

Linde plc (United Kingdom)	2		490

PPG Industries, Inc.	4		619

			3,682

Consumer Finance — 1.4%

American Express Co.	1		182

Capital One Financial Corp. (b)	7		1,092

			1,274

Containers & Packaging — 0.1%

Crown Holdings, Inc.	1		125

Diversified Financial Services — 0.2%

Voya Financial, Inc.	3		230

Electric Utilities — 1.7%

Evergy, Inc.	7		435

FirstEnergy Corp.	21		792

NextEra Energy, Inc.	4		281

Xcel Energy, Inc. (b)	2		124

			1,632

Electrical Equipment — 0.8%

AMETEK, Inc.	—	(a)	57

Eaton Corp. plc	5		684

			741

Electronic Equipment, Instruments & Components — 0.1%

TE Connectivity Ltd.	1		132

Energy Equipment & Services — 0.5%

Baker Hughes Co.	23		458

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Entertainment — 2.2%

Electronic Arts, Inc.	6		847

Endeavor Group Holdings, Inc., Class A *	22		611

Netflix, Inc. * (b)	1		655

			2,113

Equity Real Estate Investment Trusts (REITs) — 3.0%

Brixmor Property Group, Inc.	19		432

Camden Property Trust	3		354

Cousins Properties, Inc.	8		308

Equity LifeStyle Properties, Inc.	5		335

Host Hotels & Resorts, Inc. *	10		188

Invitation Homes, Inc.	3		102

Kimco Realty Corp.	12		248

Prologis, Inc.	2		252

SBA Communications Corp.	—	(a)	62

Sun Communities, Inc.	—	(a)	74

UDR, Inc.	7		314

Ventas, Inc.	1		69

WP Carey, Inc.	1		82

			2,820

Food Products — 0.5%

Hershey Co. (The)	1		176

Mondelez International, Inc., Class A	4		266

			442

Health Care Equipment & Supplies — 2.8%

Becton Dickinson and Co.	2		490

Boston Scientific Corp. *	10		415

Danaher Corp.	1		193

Medtronic plc	6		789

Teleflex, Inc.	—	(a)	181

Zimmer Biomet Holdings, Inc.	3		614

			2,682

Health Care Providers & Services — 2.1%

Centene Corp. *	8		486

Cigna Corp. (b)	2		575

CVS Health Corp.	7		509

UnitedHealth Group, Inc. (b)	1		392

			1,962

Hotels, Restaurants & Leisure — 2.8%

Booking Holdings, Inc. *	—	(a)	476

Darden Restaurants, Inc.	3		424

Hilton Worldwide Holdings, Inc. *	1		95

INVESTMENTS	SHARES (000)		VALUE ($000)

Hotels, Restaurants & Leisure — continued

Las Vegas Sands Corp. *	3		196

McDonald’s Corp.	3		822

Yum! Brands, Inc. (b)	6		662

			2,675

Household Durables — 1.0%

KB Home	8		400

Lennar Corp., Class A	1		126

Mohawk Industries, Inc. *	—	(a)	78

Toll Brothers, Inc.	5		300

			904

Household Products — 0.2%

Kimberly-Clark Corp.	—	(a)	30

Procter & Gamble Co. (The)	1		157

			187

Industrial Conglomerates — 0.0% (c)

Roper Technologies, Inc.	—	(a)	45

Insurance — 1.2%

Chubb Ltd.	1		189

Hartford Financial Services Group, Inc. (The)	4		281

Lincoln National Corp.	1		66

Marsh & McLennan Cos., Inc.	1		81

Progressive Corp. (The)	1		74

Prudential Financial, Inc.	4		384

RenaissanceRe Holdings Ltd. (Bermuda)	—	(a)	68

			1,143

Interactive Media & Services — 3.4%

Alphabet, Inc., Class A *	—	(a)	198

Alphabet, Inc., Class C * (b)	1		1,421

Facebook, Inc., Class A *	4		1,147

ZoomInfo Technologies, Inc., Class A *	8		409

			3,175

Internet & Direct Marketing Retail — 2.1%

Amazon.com, Inc. * (b)	—	(a)	1,647

DoorDash, Inc., Class A *	3		366

			2,013

IT Services —4.0%

Fiserv, Inc. * (b)	3		412

FleetCor Technologies, Inc. *	2		702

Mastercard, Inc., Class A (b)	5		1,906

Shopify, Inc., Class A (Canada) *	—	(a)	294

WEX, Inc. *	2		459

			3,773

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Life Sciences Tools & Services — 0.4%

Thermo Fisher Scientific, Inc.	1	373

Machinery — 3.7%

Deere & Co.	2	902

Ingersoll Rand, Inc. *	16	786

Parker-Hannifin Corp. (b)	2	602

Stanley Black & Decker, Inc. (b)	6	1,242

		3,532

Media — 2.8%

Charter Communications, Inc., Class A *	1	652

Comcast Corp., Class A	11	606

Discovery, Inc., Class C *	42	1,372

		2,630

Metals & Mining — 0.3%

Freeport-McMoRan, Inc.	9	324

Multiline Retail — 0.3%

Dollar General Corp.	1	144

Dollar Tree, Inc. *	1	137

		281

Multi-Utilities — 1.4%

CenterPoint Energy, Inc.	33	806

Sempra Energy	4	500

		1,306

Oil, Gas & Consumable Fuels — 5.8%

Cabot Oil & Gas Corp.	8	129

Cheniere Energy, Inc. *	8	649

Cimarex Energy Co.	4	236

ConocoPhillips	17	872

Diamondback Energy, Inc.	24	1,985

EOG Resources, Inc.	3	198

Pioneer Natural Resources Co. (b)	6	989

TC Energy Corp. (Canada)	4	190

Williams Cos., Inc. (The)	11	277

		5,525

Personal Products — 0.9%

Estee Lauder Cos., Inc. (The), Class A	3	820

Pharmaceuticals — 1.1%

Bristol-Myers Squibb Co.	9	561

Elanco Animal Health, Inc. *	4	139

Eli Lilly & Co.	2	373

		1,073

INVESTMENTS	SHARES (000)		VALUE ($000)

Professional Services — 1.7%

Booz Allen Hamilton Holding Corp.	3		262

IHS Markit Ltd.	6		658

Leidos Holdings, Inc. (b)	7		685

			1,605

Road & Rail — 4.3%

Canadian Pacific Railway Ltd. (Canada)	1		282

CSX Corp.	5		523

Lyft, Inc., Class A *	24		1,324

Norfolk Southern Corp. (b)	4		995

Old Dominion Freight Line, Inc.	1		381

Uber Technologies, Inc. * (b)	6		318

Union Pacific Corp.	1		265

			4,088

Semiconductors & Semiconductor Equipment — 5.3%

Advanced Micro Devices, Inc. * (b)	7		605

Analog Devices, Inc. (b)	5		752

Applied Materials, Inc.	1		143

Lam Research Corp. (b)	1		656

Marvell Technology, Inc.	6		288

Microchip Technology, Inc.	1		137

Micron Technology, Inc. *	8		730

NXP Semiconductors NV (Netherlands)	5		1,052

ON Semiconductor Corp. *	6		242

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1		96

Texas Instruments, Inc.	2		284

			4,985

Software — 3.3%

Ceridian HCM Holding, Inc. *	11		1,084

Coupa Software, Inc. *	1		264

Intuit, Inc. (b)	1		538

Microsoft Corp. (b)	3		794

Paylocity Holding Corp. *	—	(a)	78

Workday, Inc., Class A *	1		320

			3,078

Specialty Retail — 3.7%

AutoZone, Inc. *	—	(a)	647

Best Buy Co., Inc.	2		283

Burlington Stores, Inc. *	1		305

Home Depot, Inc. (The)	1		207

Lowe’s Cos., Inc. (b)	6		1,082

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	21

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Specialty Retail — continued

O’Reilly Automotive, Inc. * (b)	2	952

Ross Stores, Inc.	— (a)	26

TJX Cos., Inc. (The)	— (a)	34

		3,536

Technology Hardware, Storage & Peripherals — 2.0%

Hewlett Packard Enterprise Co.	39	632

Seagate Technology plc	14	1,282

		1,914

Textiles, Apparel & Luxury Goods — 0.8%

Carter’s, Inc. *	1	130

NIKE, Inc., Class B	4	578

		708

Wireless Telecommunication Services — 0.8%

T-Mobile US, Inc. * (b)	5	724

Total Common Stocks (Cost $54,766)		81,734

Short-Term Investments — 13.4%

Investment Companies — 13.4%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (d) (e) (Cost $12,593)	12,590	12,596

Total Long Positions (Cost $67,359)		94,330

Short Positions — (75.6)%

Common Stocks — (75.6)%

Aerospace & Defense — (1.8)%

Boeing Co. (The) *	(2)	(396)

HEICO Corp.	(1)	(202)

Hexcel Corp. *	(2)	(109)

Huntington Ingalls Industries, Inc.	(2)	(480)

L3Harris Technologies, Inc.	(1)	(116)

Lockheed Martin Corp.	— (a)	(110)

Textron, Inc.	(5)	(299)

		(1,712)

Air Freight & Logistics — (0.7)%

CH Robinson Worldwide, Inc.	(3)	(288)

Expeditors International of Washington, Inc.	(3)	(357)

		(645)

Airlines — (0.1)%

United Airlines Holdings, Inc. *	(1)	(51)

INVESTMENTS	SHARES (000)	VALUE ($000)

Auto Components — (0.4)%

Autoliv, Inc. (Sweden) *	(4)	(380)

Automobiles — (0.2)%

Ford Motor Co. *	(5)	(60)

Harley-Davidson, Inc.	(2)	(93)

		(153)

Banks — (3.2)%

Associated Banc-Corp.	(3)	(66)

Citizens Financial Group, Inc.	(8)	(371)

First Republic Bank	(2)	(395)

Huntington Bancshares, Inc.	(35)	(529)

KeyCorp	(23)	(491)

PNC Financial Services Group, Inc. (The)	(5)	(887)

US Bancorp	(5)	(290)

		(3,029)

Beverages — (0.1)%

Brown-Forman Corp., Class B	(1)	(64)

Biotechnology — (2.3)%

Amgen, Inc.	(5)	(1,189)

Gilead Sciences, Inc.	(15)	(971)

		(2,160)

Building Products — (0.3)%

Lennox International, Inc.	(1)	(187)

Masco Corp.	(1)	(66)

		(253)

Capital Markets — (3.9)%

BlackRock, Inc.	(1)	(800)

Franklin Resources, Inc.	(7)	(197)

Moody’s Corp.	(2)	(775)

MSCI, Inc.	(1)	(713)

Nasdaq, Inc.	(3)	(504)

Northern Trust Corp.	(6)	(668)

		(3,657)

Chemicals — (0.9)%

Albemarle Corp.	— (a)	(52)

Dow, Inc.	(4)	(281)

Ecolab, Inc.	— (a)	(85)

RPM International, Inc.	(3)	(284)

Sherwin-Williams Co. (The)	— (a)	(111)

		(813)

Commercial Services & Supplies — (0.6)%

Republic Services, Inc.	(5)	(531)

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Construction Materials — (0.1)%

Martin Marietta Materials, Inc.	— (a)	(92)

Vulcan Materials Co.	— (a)	(37)

		(129)

Consumer Finance — (0.3)%

Discover Financial Services	(3)	(302)

Containers & Packaging — (2.4)%

Avery Dennison Corp.	— (a)	(60)

Ball Corp.	(3)	(312)

International Paper Co.	(14)	(783)

Packaging Corp. of America	(1)	(89)

Sealed Air Corp.	(6)	(275)

Silgan Holdings, Inc.	(6)	(258)

Sonoco Products Co.	(8)	(519)

		(2,296)

Diversified Telecommunication Services — (2.0)%

AT&T, Inc.	(29)	(922)

Lumen Technologies, Inc.	(44)	(568)

Verizon Communications, Inc.	(6)	(372)

		(1,862)

Electric Utilities — (1.4)%

American Electric Power Co., Inc.	(7)	(617)

Southern Co. (The)	(11)	(698)

		(1,315)

Electrical Equipment — (1.5)%

Acuity Brands, Inc.	(6)	(1,033)

Hubbell, Inc.	(2)	(291)

Rockwell Automation, Inc.	— (a)	(94)

		(1,418)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(2)	(194)

Energy Equipment & Services — (1.0)%

Halliburton Co.	(32)	(633)

Schlumberger NV	(11)	(294)

		(927)

Entertainment — (3.1)%

AMC Entertainment Holdings, Inc., Class A *	(42)	(426)

Spotify Technology SA *	(4)	(971)

Take-Two Interactive Software, Inc. *	(8)	(1,490)

		(2,887)

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — (3.7)%

AvalonBay Communities, Inc.	(1)	(239)

Crown Castle International Corp.	(1)	(281)

Duke Realty Corp.	(5)	(243)

Equity Residential	(5)	(351)

Iron Mountain, Inc.	(20)	(790)

National Retail Properties, Inc.	(10)	(459)

Simon Property Group, Inc.	(6)	(756)

SL Green Realty Corp.	(4)	(271)

Vornado Realty Trust	(2)	(108)

		(3,498)

Food & Staples Retailing — (4.8)%

Costco Wholesale Corp.	(1)	(262)

Kroger Co. (The)	(47)	(1,710)

Sysco Corp.	(3)	(223)

Walgreens Boots Alliance, Inc.	(18)	(941)

Walmart, Inc.	(11)	(1,493)

		(4,629)

Food Products — (1.7)%

Campbell Soup Co.	(8)	(385)

Conagra Brands, Inc.	(8)	(309)

General Mills, Inc.	(5)	(317)

Kellogg Co.	(10)	(615)

		(1,626)

Gas Utilities — (0.1)%

National Fuel Gas Co.	(2)	(124)

Health Care Equipment & Supplies — (1.9)%

Abbott Laboratories	(4)	(485)

Baxter International, Inc.	(4)	(372)

Stryker Corp.	(3)	(905)

		(1,762)

Health Care Providers & Services — (0.2)%

Henry Schein, Inc. *	(3)	(208)

Health Care Technology — (0.4)%

Cerner Corp.	(5)	(392)

Hotels, Restaurants & Leisure — (0.8)%

Chipotle Mexican Grill, Inc. *	— (a)	(194)

Marriott International, Inc., Class A *	(1)	(82)

Starbucks Corp.	(4)	(475)

		(751)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	23

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Household Durables — (0.4)%

NVR, Inc. *	— (a)	(135)

PulteGroup, Inc.	(4)	(228)

		(363)

Household Products — (1.4)%

Clorox Co. (The)	(6)	(1,016)

Colgate-Palmolive Co.	(4)	(305)

		(1,321)

Industrial Conglomerates — (2.3)%

3M Co.	(6)	(1,090)

General Electric Co.	(83)	(1,089)

		(2,179)

Insurance — (1.7)%

Aflac, Inc.	(4)	(232)

Allstate Corp. (The)	(5)	(614)

Axis Capital Holdings Ltd.	(2)	(121)

Globe Life, Inc.	(1)	(91)

MetLife, Inc.	(2)	(107)

Travelers Cos., Inc. (The)	(3)	(428)

		(1,593)

Internet & Direct Marketing Retail — (0.2)%

eBay, Inc.	(3)	(156)

IT Services — (3.1)%

Automatic Data Processing, Inc.	— (a)	(87)

Cognizant Technology Solutions Corp., Class A	(3)	(268)

EPAM Systems, Inc. *	— (a)	(130)

Global Payments, Inc.	(1)	(225)

Infosys Ltd., ADR (India)	(16)	(296)

International Business Machines Corp.	(1)	(151)

Paychex, Inc.	(6)	(605)

PayPal Holdings, Inc. *	(1)	(142)

Snowflake, Inc., Class A *	(1)	(276)

Western Union Co. (The)	(28)	(719)

		(2,899)

Life Sciences Tools & Services — (0.3)%

Agilent Technologies, Inc.	(2)	(311)

Machinery — (1.9)%

Caterpillar, Inc.	(3)	(742)

Illinois Tool Works, Inc.	(3)	(706)

PACCAR, Inc.	(4)	(359)

		(1,807)

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — (4.8)%

Discovery, Inc., Class A *	(38)	(1,448)

Interpublic Group of Cos., Inc. (The)	(39)	(1,226)

Omnicom Group, Inc.	(12)	(982)

ViacomCBS, Inc.	(22)	(921)

		(4,577)

Multiline Retail — (0.9)%

Macy’s, Inc. *	(38)	(636)

Nordstrom, Inc. *	(5)	(193)

		(829)

Multi-Utilities — (1.6)%

Consolidated Edison, Inc.	(12)	(944)

Dominion Energy, Inc.	(7)	(575)

		(1,519)

Oil, Gas & Consumable Fuels — (4.7)%

APA Corp.	(9)	(189)

Devon Energy Corp.	(25)	(580)

Enbridge, Inc. (Canada)	(33)	(1,290)

Exxon Mobil Corp.	(18)	(1,056)

Hess Corp.	(11)	(855)

HollyFrontier Corp.	(5)	(160)

Marathon Oil Corp.	(35)	(392)

		(4,522)

Paper & Forest Products — (0.3)%

Domtar Corp. *	(7)	(294)

Personal Products — (0.1)%

Coty, Inc., Class A *	(13)	(132)

Pharmaceuticals — (1.6)%

Johnson & Johnson	(4)	(586)

Pfizer, Inc.	(24)	(917)

Viatris, Inc. *	(1)	(10)

		(1,513)

Professional Services — (0.4)%

TransUnion	(4)	(398)

Road & Rail — (1.4)%

Canadian National Railway Co. (Canada)	(2)	(226)

Heartland Express, Inc.	(16)	(299)

JB Hunt Transport Services, Inc.	(2)	(358)

Werner Enterprises, Inc.	(9)	(394)

		(1,277)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Semiconductors & Semiconductor Equipment — (3.4)%

Broadcom, Inc.	(2)	(1,047)

Intel Corp.	(24)	(1,377)

QUALCOMM, Inc.	(6)	(786)

		(3,210)

Software — (1.0)%

Adobe, Inc. *	(1)	(259)

Anaplan, Inc. *	(2)	(96)

Citrix Systems, Inc.	(2)	(206)

Palantir Technologies, Inc., Class A *	(9)	(203)

VMware, Inc., Class A *	(1)	(143)

		(907)

Specialty Retail — (0.2)%

Ulta Beauty, Inc. *	— (a)	(51)

Williams-Sonoma, Inc.	(1)	(183)

		(234)

Technology Hardware, Storage & Peripherals — (3.0)%

Apple, Inc.	(8)	(1,052)

HP, Inc.	(33)	(1,125)

Western Digital Corp. *	(7)	(514)

Xerox Holdings Corp.	(4)	(95)

		(2,786)

Textiles, Apparel & Luxury Goods — (0.2)%

Lululemon Athletica, Inc. *	— (a)	(44)

VF Corp.	(1)	(120)

		(164)

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — (0.3)%

Fastenal Co.	(6)	(288)

Water Utilities — (0.3)%

Essential Utilities, Inc.	(6)	(306)

Total Common Stocks (Proceeds $(65,774))		(71,353)

Total Short Positions (Proceeds $(65,774))		(71,353)

Total Investments — 24.4% (Cost $1,585)		22,977
Other Assets Less Liabilities — 75.6%		71,346

NET ASSETS — 100.0%		94,323

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt

(a)	Amount rounds to less than one thousand.
(b)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $18,431 and $71,488 respectively.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(10)	06/2021	USD	(2,087)	3

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Macro Opportunities Fund		JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$13,544		$682,289		$81,734
Investments in affiliates, at value	2,542		2,093		12,596
Options purchased, at value	222		—		—
Restricted cash for exchange-traded options	759		—		—
Cash	258		4		—	(a)
Foreign currency, at value	138		—		—
Deposits at broker for futures contracts	—		—		142
Deposits at broker for securities sold short	—		246,822		71,488
Receivables:
Investment securities sold	—		30,293		1,809
Fund shares sold	—		846		48
Interest from non-affiliates	4		—		—
Dividends from non-affiliates	11		410		40
Dividends from affiliates	—	(a)	—	(a)	1
Tax reclaims	2		—		—
Securities lending income (See Note 2.C.)	—	(a)	—		—
Variation margin on futures contracts	385		—		17
Unrealized appreciation on forward foreign currency exchange contracts	61		—		—
Due from adviser	9		—		—

Total Assets	17,935		962,757		167,875

LIABILITIES:
Payables:
Securities sold short, at value	—		247,017		71,353
Dividend expense to non-affiliates on securities sold short	—		94		60
Investment securities purchased	29		65,344		1,892
Interest expense to non-affiliates on securities sold short	—		242		10
Fund shares redeemed	—		215		111
Unrealized depreciation on forward foreign currency exchange contracts	92		—		—
Outstanding options written, at fair value	—	(a)	—		—
Accrued liabilities:
Investment advisory fees	—		626		13
Administration fees	—		39		—
Distribution fees	—	(a)	10		4
Service fees	4		75		19
Custodian and accounting fees	7		8		11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	97		61		79

Total Liabilities	229		313,731		73,552

Net Assets	$17,706		$649,026		$94,323

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

	JPMorgan Macro Opportunities Fund	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$15,629	$522,668	$112,740
Total distributable earnings (loss)	2,077	126,358	(18,417)

Total Net Assets	$17,706	$649,026	$94,323

Net Assets:
Class A	$50	$28,818	$13,709
Class C	22	6,377	1,559
Class I	17,612	337,882	79,055
Class R6	22	275,949	—

Total	$17,706	$649,026	$94,323

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3	1,265	1,116
Class C	1	290	141
Class I	1,048	14,588	6,023
Class R6	1	11,732	—

Net Asset Value (a):
Class A — Redemption price per share	$16.76	$22.78	$12.29
Class C — Offering price per share (b)	16.68	21.97	11.00
Class I — Offering and redemption price per share	16.81	23.16	13.13
Class R6 — Offering and redemption price per share	16.83	23.52	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.69	$24.04	$12.97

Cost of investments in non-affiliates	$10,894	$585,265	$54,766
Cost of investments in affiliates	2,542	2,093	12,593
Cost of options purchased	197	—	—
Cost of foreign currency	139	—	—
Proceeds from securities sold short	—	241,949	65,774
Premiums received from options written	2	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan Macro Opportunities Fund		JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$16		$—	$—
Dividend income from non-affiliates	73		1,980	702
Dividend income from affiliates	1		7	4
Income from securities lending (net) (See Note 2.C.)	—	(a)	—	—
Foreign taxes withheld (net)	(8)		—	—

Total investment income	82		1,987	706

EXPENSES:
Investment advisory fees	50		3,446	190
Administration fees	6		215	41
Distribution fees:
Class A	—	(a)	32	19
Class C	—	(a)	21	7
Service fees:
Class A	—	(a)	32	19
Class C	—	(a)	7	2
Class I	21		356	115
Custodian and accounting fees	22		20	18
Interest expense to affiliates	—	(a)	—	—
Professional fees	86		49	29
Trustees’ and Chief Compliance Officer’s fees	13		14	12
Printing and mailing costs	—	(a)	19	1
Registration and filing fees	56		43	33
Transfer agency fees (See Note 2.H.)	—	(a)	5	3
Offering costs (See Note 2.F.)	10		—	—
Dividend expense to non-affiliates on securities sold short	—		2,903	1,054
Interest expense to non-affiliates on securities sold short	—		764	87
Other	5		7	3

Total expenses	269		7,933	1,633

Less fees waived	(58)		(19)	(101)
Less expense reimbursements	(131)		—	—

Net expenses	80		7,914	1,532

Net investment income (loss)	2		(5,927)	(826)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	731		87,572	20,995
Investments in affiliates	—	(a)	1	3
Options purchased	(317)		(1,180)	—
Futures contracts	(473)		—	(555)
Securities sold short	—		(28,527)	(18,371)
Foreign currency transactions	60		—	—
Forward foreign currency exchange contracts	51		—	—
Options written	132		84	—

Net realized gain (loss)	184		57,950	2,072

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,532		33,785	14,117
Investments in affiliates	—	(a)	— (a)	(3)
Options purchased	94		—	—
Futures contracts	(327)		—	(82)
Securities sold short	—		(5,936)	(14,057)
Foreign currency translations	—	(a)	—	—
Forward foreign currency exchange contracts	(51)		—	—
Options written	2		—	—

Change in net unrealized appreciation/depreciation	1,250		27,849	(25)

Net realized/unrealized gains (losses)	1,434		85,799	2,047

Change in net assets resulting from operations	$1,436		$79,872	$1,221

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Macro Opportunities Fund		JPMorgan Opportunistic Equity Long/Short Fund
	Six Months Ended April 30, 2021 (Unaudited)	Period Ended October 31, 2020 (a)	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2	$6	$(5,927)	$(4,527)
Net realized gain (loss)	184	(892)	57,950	29,177
Change in net unrealized appreciation/depreciation	1,250	1,287	27,849	40,552

Change in net assets resulting from operations	1,436	401	79,872	65,202

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	—	(917)	—
Class C	—	—	(222)	—
Class I	—	—	(10,332)	(191)
Class R6 (b)	—	—	(9,872)	(727)

Total distributions to shareholders	—	—	(21,343)	(918)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	838	15,031	104,981	102,197

NET ASSETS:
Change in net assets	2,274	15,432	163,510	166,481
Beginning of period	15,432	—	485,516	319,035

End of period	$17,706	$15,432	$649,026	$485,516

(a)	Commencement of operations was April 15, 2020.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan Macro Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(826)	$(1,092)
Net realized gain (loss)	2,072	4,294
Change in net unrealized appreciation/depreciation	(25)	4,263

Change in net assets resulting from operations	1,221	7,465

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,124)	(1,559)
Class C	(159)	(450)
Class I	(6,901)	(2,527)
Class L (a)	—	(1,689)

Total distributions to shareholders	(8,184)	(6,225)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(40,153)	77,802

NET ASSETS:
Change in net assets	(47,116)	79,042
Beginning of period	141,439	62,397

End of period	$94,323	$141,439

(a)	On July 2, 2020, the Fund’s Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

	JPMorgan Macro Opportunities Fund			JPMorgan Opportunistic Equity Long/Short Fund
	Six Months Ended April 30, 2021 (Unaudited)	Period Ended October 31, 2020 (a)		Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$89	$33		$9,261	$10,155
Distributions reinvested	—	—		911	—
Cost of shares redeemed	(69)	(7)		(4,729)	(11,256)

Change in net assets resulting from Class A capital transactions	20	26		5,443	(1,101)

Class C
Proceeds from shares issued	—	20		1,361	2,177
Distributions reinvested	—	—		218	—
Cost of shares redeemed	—	—		(331)	(684)

Change in net assets resulting from Class C capital transactions	—	20		1,248	1,493

Class I
Proceeds from shares issued	823	14,965		144,298	180,729
Distributions reinvested	—	—		10,185	185
Cost of shares redeemed	(5)	—		(71,275)	(115,513)

Change in net assets resulting from Class I capital transactions	818	14,965		83,208	65,401

Class R6 (b)
Proceeds from shares issued	—	20		37,339	93,501
Distributions reinvested	—	—		2,262	131
Cost of shares redeemed	—	—		(24,519)	(57,228)

Change in net assets resulting from Class R6 capital transactions	—	20		15,082	36,404

Total change in net assets resulting from capital transactions	$838	$15,031		$104,981	$102,197

SHARE TRANSACTIONS:
Class A
Issued	5	2		419	515
Reinvested	—	—		43	—
Redeemed	(4)	—	(c)	(215)	(613)

Change in Class A Shares	1	2		247	(98)

Class C
Issued	—	1		64	115
Reinvested	—	—		10	—
Redeemed	—	—		(15)	(38)

Change in Class C Shares	—	1		59	77

Class I
Issued	51	998		6,478	9,392
Reinvested	—	—		471	11
Redeemed	(1)	—		(3,206)	(6,104)

Change in Class I Shares	50	998		3,743	3,299

Class R6 (b)
Issued	—	1		1,646	4,846
Reinvested	—	—		103	7
Redeemed	—	—		(1,090)	(3,003)

Change in Class R6 Shares	—	1		659	1,850

(a)	Commencement of operations was April 15, 2020.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan Macro Opportunities Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,200	$10,274
Distributions reinvested	1,075	1,461
Cost of shares redeemed	(6,857)	(7,858)

Change in net assets resulting from Class A capital transactions	(3,582)	3,877

Class C
Proceeds from shares issued	313	1,554
Distributions reinvested	159	426
Cost of shares redeemed	(721)	(3,621)

Change in net assets resulting from Class C capital transactions	(249)	(1,641)

Class I
Proceeds from shares issued	28,134	128,845
Distributions reinvested	6,758	2,418
Cost of shares redeemed	(71,214)	(65,906)
Conversion from Class L Shares	—	26,571

Change in net assets resulting from Class I capital transactions	(36,322)	91,928

Class L (a)
Proceeds from shares issued	—	17,165
Distributions reinvested	—	1,660
Cost of shares redeemed	—	(8,616)
Conversion to Class I Shares	—	(26,571)

Change in net assets resulting from Class L capital transactions	—	(16,362)

Total change in net assets resulting from capital transactions	$(40,153)	$77,802

SHARE TRANSACTIONS:
Class A
Issued	179	812
Reinvested	90	126
Redeemed	(552)	(628)

Change in Class A Shares	(283)	310

Class C
Issued	27	136
Reinvested	15	40
Redeemed	(67)	(319)

Change in Class C Shares	(25)	(143)

Class I
Issued	2,149	9,519
Reinvested	532	197
Redeemed	(5,436)	(4,916)
Conversion from Class L Shares	—	1,971

Change in Class I Shares	(2,755)	6,771

Class L (a)
Issued	—	1,254
Reinvested	—	132
Redeemed	—	(651)
Conversion to Class I Shares	—	(1,917)

Change in Class L Shares	—	(1,182)

(a)	On July 2, 2020, the Fund’s Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations
JPMorgan Macro Opportunities Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$15.38	$(0.02)	$1.40	$1.38
April 15, 2020 (g) through October 31, 2020	15.00	(0.01)	0.39	0.38

Class C
Six Months Ended April 30, 2021 (Unaudited)	15.34	(0.06)	1.40	1.34
April 15, 2020 (g) through October 31, 2020	15.00	(0.06)	0.40	0.34

Class I
Six Months Ended April 30, 2021 (Unaudited)	15.40	— (h)	1.41	1.41
April 15, 2020 (g) through October 31, 2020	15.00	— (h)	0.40	0.40

Class R6
Six Months Ended April 30, 2021 (Unaudited)	15.41	0.02	1.40	1.42
September 30, 2020 (i) through October 31, 2020	15.35	0.01	0.05	0.06

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)

$16.76	8.97%	$50	1.21%	(0.24)%	3.42%	60%
15.38	2.53	27	1.20	(0.18)	5.12	49

16.68	8.74	22	1.71	(0.73)	3.93	60
15.34	2.27	20	1.70	(0.70)	5.76	49

16.81	9.16	17,612	0.96	0.02	3.15	60
15.40	2.67	15,365	0.95	0.05	4.24	49

16.83	9.21	22	0.71	0.27	2.91	60
15.41	0.39	20	0.77	0.84	7.24	49

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$20.54	$(0.26)	$3.39	$3.13	$—	$(0.89)	$(0.89)
Year Ended October 31, 2020	17.34	(0.29)	3.49	3.20	—	—	—
Year Ended October 31, 2019	18.22	— (h)	(0.55)	(0.55)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.13	(0.21)	0.53	0.32	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.12	(0.19)	2.46	2.27	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.37	(0.16)	0.07	(0.09)	—	(0.16)	(0.16)

Class C
Six Months Ended April 30, 2021 (Unaudited)	19.88	(0.31)	3.29	2.98	—	(0.89)	(0.89)
Year Ended October 31, 2020	16.87	(0.39)	3.40	3.01	—	—	—
Year Ended October 31, 2019	17.83	(0.08)	(0.55)	(0.63)	—	(0.33)	(0.33)
Year Ended October 31, 2018	17.83	(0.29)	0.52	0.23	—	(0.23)	(0.23)
Year Ended October 31, 2017	16.94	(0.27)	2.42	2.15	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.27	(0.24)	0.07	(0.17)	—	(0.16)	(0.16)

Class I
Six Months Ended April 30, 2021 (Unaudited)	20.84	(0.24)	3.45	3.21	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.58	(0.27)	3.56	3.29	(0.03)	—	(0.03)
Year Ended October 31, 2019	18.43	0.07	(0.59)	(0.52)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.28	(0.16)	0.54	0.38	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.21	(0.14)	2.47	2.33	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.42	(0.12)	0.07	(0.05)	—	(0.16)	(0.16)

Class R6
Six Months Ended April 30, 2021 (Unaudited)	21.13	(0.21)	3.49	3.28	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.83	(0.21)	3.59	3.38	(0.08)	—	(0.08)
Year Ended October 31, 2019	18.63	0.17	(0.64)	(0.47)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.44	(0.12)	0.54	0.42	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.31	(0.10)	2.49	2.39	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.48	(0.08)	0.07	(0.01)	—	(0.16)	(0.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.82% and 1.83% for the six months ended April 30, 2021, 1.81% and 1.86% for the year ended October 31, 2020, 1.79% and 1.90% for the year ended October 31, 2019, 1.82% and 1.90% for the year ended October 31, 2018, 1.83% and 2.02% for the year ended October 31, 2017 and 1.80% and 2.07% for the year ended October 31, 2016; for Class C are 2.32% and 2.33% for the six months ended April 30, 2021, 2.32% and 2.38% for the year ended October 31, 2020, 2.28% and 2.39% for the year ended October 31, 2019, 2.32% and 2.40% for the year ended October 31, 2018, 2.31% and 2.52% for the year ended October 31, 2017 and 2.29% and 2.52% for the year ended October 31, 2016; for Class I are 1.57% and 1.58% for the six months ended April 30, 2021, 1.57% and 1.61% for the year ended October 31, 2020, 1.53% and 1.64% for the year ended October 31, 2019, 1.57% and 1.65% for the year ended October 31, 2018, 1.56% and 1.73% for the year ended October 31, 2017 and 1.54% and 1.71% for the year ended October 31, 2016; for Class R6 are 1.32% and 1.33% for the six months ended April 30, 2021, 1.31% and 1.35% for the year ended October 31, 2020, 1.29% and 1.39% for the year ended October 31, 2019, 1.32% and 1.38% for the year ended October 31, 2018, 1.31% and 1.47% for the year ended October 31, 2017 and 1.29% and 1.60% for the year ended October 31, 2016, respectively.

(g)	Interest expense on securities sold short is 0.27%.
(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$22.78	15.52%	$28,818	3.10	%(g)	(2.40)%	3.11%	261%	477%
20.54	18.45	20,914	2.28		(1.54)	2.33	511	1,058
17.34	(3.10)	19,352	2.25		0.00 (i)	2.36	636	1,232
18.22	1.80	50,803	2.55		(1.11)	2.63	548	995
18.13	13.58	49,338	2.42		(1.05)	2.61	493	795
17.12	(0.53)	43,298	2.26		(0.96)	2.53	463	749

21.97	15.27	6,377	3.60	(g)	(2.91)	3.61	261	477
19.88	17.84	4,596	2.79		(2.12)	2.85	511	1,058
16.87	(3.62)	2,599	2.74		(0.45)	2.85	636	1,232
17.83	1.32	3,544	3.05		(1.61)	3.13	548	995
17.83	13.00	2,594	2.90		(1.53)	3.11	493	795
16.94	(1.00)	3,273	2.75		(1.46)	2.98	463	749

23.16	15.68	337,882	2.85	(g)	(2.16)	2.86	261	477
20.84	18.71	226,048	2.04		(1.38)	2.08	511	1,058
17.58	(2.89)	132,665	1.99		0.40	2.10	636	1,232
18.43	2.12	151,261	2.30		(0.87)	2.38	548	995
18.28	13.86	103,091	2.15		(0.81)	2.32	493	795
17.21	(0.29)	158,589	2.00		(0.69)	2.17	463	749

23.52	15.80	275,949	2.60	(g)	(1.91)	2.61	261	477
21.13	19.01	233,958	1.78		(1.09)	1.82	511	1,058
17.83	(2.59)	164,419	1.75		0.91	1.85	636	1,232
18.63	2.32	56,436	2.05		(0.66)	2.11	548	995
18.44	14.13	6,350	1.90		(0.56)	2.06	493	795
17.31	(0.06)	8,432	1.75		(0.45)	2.06	463	749

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$13.01	$(0.11)	$0.30	$0.19	$(0.91)
Year Ended October 31, 2020	13.11	(0.20)	1.59	1.39	(1.49)
Year Ended October 31, 2019	14.29	(0.04)	0.31	0.27	(1.45)
Year Ended October 31, 2018	14.69	(0.11)	0.10	(0.01)	(0.39)
Year Ended October 31, 2017	13.84	(0.22)	1.07	0.85	—
Year Ended October 31, 2016	14.25	(0.28)	(0.13)	(0.41)	—

Class C
Six Months Ended April 30, 2021 (Unaudited)	11.77	(0.12)	0.26	0.14	(0.91)
Year Ended October 31, 2020	12.06	(0.23)	1.43	1.20	(1.49)
Year Ended October 31, 2019	13.32	(0.10)	0.29	0.19	(1.45)
Year Ended October 31, 2018	13.79	(0.17)	0.09	(0.08)	(0.39)
Year Ended October 31, 2017	13.06	(0.27)	1.00	0.73	—
Year Ended October 31, 2016	13.51	(0.32)	(0.13)	(0.45)	—

Class I
Six Months Ended April 30, 2021 (Unaudited)	13.82	(0.10)	0.32	0.22	(0.91)
Year Ended October 31, 2020	13.80	(0.19)	1.70	1.51	(1.49)
Year Ended October 31, 2019	14.93	— (h)	0.32	0.32	(1.45)
Year Ended October 31, 2018	15.30	(0.07)	0.09	0.02	(0.39)
Year Ended October 31, 2017	14.37	(0.18)	1.11	0.93	—
Year Ended October 31, 2016	14.76	(0.25)	(0.14)	(0.39)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 0.94% and 1.13% for the six months ended April 30, 2021, 1.08% and 1.46% for the year ended October 31, 2020, 1.22% and 1.62% for the year ended October 31, 2019, 1.22% and 1.55% for the year ended October 31, 2018, 1.24% and 1.53% for the year ended October 31, 2017 and 1.22% and 1.53% for the year ended October 31, 2016; for Class C are 1.44% and 1.63% for the six months ended April 30, 2021, 1.60% and 1.95% for the year ended October 31, 2020, 1.73% and 2.09% for the year ended October 31, 2019, 1.73% and 2.02% for the year ended October 31, 2018, 1.72% and 2.07% for the year ended October 31, 2017 and 1.72% and 2.02% for the year ended October 31, 2016; for Class I are 0.68% and 0.86% for the six months ended April 30, 2021, 0.76% and 1.13% for the year ended October 31, 2020, 0.96% and 1.32% for the year ended October 31, 2019, 0.96% and 1.25% for the year ended October 31, 2018, 0.96% and 1.25% for the year ended October 31, 2017 and 0.96% and 1.27% for the year ended October 31, 2016, respectively.

(g)	Interest expense on securities sold short is 0.16%.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$12.29	1.73%	$13,709	3.04	%(g)	(1.76)%	3.23%	71%	204%
13.01	11.97	18,205	3.23		(1.57)	3.61	224	531
13.11	2.01	14,276	3.69		(0.26)	4.09	125	356
14.29	(0.01)	14,973	3.50		(0.73)	3.83	131	252
14.69	6.14	17,932	3.66		(1.51)	3.95	109	278
13.84	(2.88)	25,393	3.33		(2.07)	3.64	133	298

11.00	1.46	1,559	3.54	(g)	(2.25)	3.73	71	204
11.77	11.36	1,949	3.75		(2.00)	4.10	224	531
12.06	1.52	3,731	4.20		(0.74)	4.56	125	356
13.32	(0.53)	6,155	4.01		(1.26)	4.30	131	252
13.79	5.59	10,920	4.14		(2.01)	4.49	109	278
13.06	(3.33)	15,003	3.83		(2.53)	4.13	133	298

13.13	1.85	79,055	2.78	(g)	(1.48)	2.96	71	204
13.82	12.26	121,285	2.91		(1.42)	3.28	224	531
13.80	2.27	27,694	3.43		0.01	3.79	125	356
14.93	0.20	34,927	3.24		(0.47)	3.53	131	252
15.30	6.47	44,219	3.37		(1.24)	3.68	109	278
14.37	(2.64)	53,221	3.07		(1.82)	3.38	133	298

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 3 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Macro Opportunities Fund(1)	Class A, Class C, Class I and Class R6(2)	JPM IV	Diversified
JPMorgan Opportunistic Equity Long/Short Fund	Class A, Class C, Class I and Class R6	JPM I	Non-Diversified
JPMorgan Research Market Neutral Fund	Class A, Class C and Class I(3)	JPM I	Diversified

(1)	Commenced operations on April 15, 2020.
(2)	Commenced operations on September 30, 2020.
(3)	On July 2, 2020, Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, Class L Shares are no longer offered.

The investment objective of JPMorgan Macro Opportunities Fund (“Macro Opportunities Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan Opportunistic Equity Long/Short Fund (“Opportunistic Equity Long/Short Fund”) is to seek capital appreciation.

The investment objective of JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”) is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are

40	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Macro Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Banks	$1,291	$—	$—	$1,291
Building Products	114	—	—	114
Capital Markets	236	—	—	236
Electric Utilities	87	490	—	577
Electrical Equipment	159	147	—	306
Entertainment	453	—	—	453
Health Care Equipment & Supplies	266	—	—	266
Household Durables	324	—	—	324
Insurance	162	422	—	584
Interactive Media & Services	388	—	—	388
Internet & Direct Marketing Retail	374	314	—	688
IT Services	791	—	—	791
Life Sciences Tools & Services	267	—	—	267
Machinery	110	162	—	272
Multi-Utilities	—	84	—	84
Oil, Gas & Consumable Fuels	295	—	—	295
Personal Products	198	—	—	198
Pharmaceuticals	113	393	—	506
Semiconductors & Semiconductor Equipment	1,401	216	—	1,617
Software	733	—	—	733
Specialty Retail	371	—	—	371
Technology Hardware, Storage & Peripherals	—	249	—	249
Textiles, Apparel & Luxury Goods	451	313	—	764

Total Common Stocks	8,584	2,790	—	11,374

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Macro Opportunities Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	$—	$242	$—	$242
Options Purchased
Call Options Purchased	129	80	—	209
Put Options Purchased	13	—	—	13

Total Options Purchased	142	80	—	222

Short-Term Investments
Foreign Government Treasury Bills	—	1,928	—	1,928
Investment Companies	2,542	—	—	2,542

Total Short-Term Investments	2,542	1,928	—	4,470

Total Investments in Securities	$11,268	$5,040	$—	$16,308

Appreciation in Other Financial Instruments
Forward Currency Contracts	$—	$61	$—	$61
Futures Contracts	88	—	—	88
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(92)	—	(92)
Futures Contracts	(197)	—	—	(197)
Options Written
Call Options Written	—	— (a)	—	— (a)

Total Net Appreciation/ Depreciation in Other Financial Instruments	$(109)	$(31)	$—	$(140)

(a) Amount rounds to less than one thousand.

Opportunistic Equity Long/Short Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$684,382	$—	$—	$684,382

Total Liabilities for Securities Sold Short (a)	$(247,017)	$—	$—	$(247,017)

(a) Please refer to the SOI for specifics of portfolio holdings.

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$94,330	$—	$—	$94,330

Total Liabilities for Securities Sold Short (a)	$(71,353)	$—	$—	$(71,353)

Appreciation in Other Financial Instruments
Futures Contracts (a)	$3	$—	$—	$3

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of April 30, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

42	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the JPMorgan U.S. Government Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

Opportunistic Equity Long/Short Fund and Research Market Neutral Fund did not lend out any securities during the six months ended April 30, 2021. Macro Opportunities Fund did not have any securities out on loan at April 30, 2021.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below.

Macro Opportunities Fund

	For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2021	Shares at April 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.09% (a) (b)	$2,356	$5,128	$4,942	$—	(c)	$—	(c)	$2,542	2,541	$1	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than one thousand.

Opportunistic Equity Long/Short Fund

	For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2021	Shares at April 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a) (b)	$114,889	$417,751	$530,548	$1	$—	(c)	$2,093	2,092	$7	$—

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than one thousand.

Research Market Neutral Fund

	For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a) (b)	$23,773	$85,825	$97,002	$3	$(3)	$12,596	12,590	$4	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Derivatives — The Funds used derivative instruments including options, futures contracts and forward foreign currency exchange contracts in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to effectively manage the long and short equity exposures in the portfolio, manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.

Notes F(1) — F(3) below describe the various derivatives used by the Funds.

44	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

(1). Options — Macro Opportunities Fund and Opportunistic Equity Long/Short Fund purchased and/or sold (“wrote”) put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Funds’ over-the-counter (“OTC”) options are subject to master netting agreements.

The Funds may be required to post or receive collateral for OTC options. Cash collateral posted by the Funds is considered restricted.

(2). Futures Contracts — Macro Opportunities Fund and Research Market Neutral Fund used index, interest rate, treasury or other financial futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

(3). Forward Foreign Currency Exchange Contracts — Macro Opportunities Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Summary of Derivatives Information

The following tables present the value of derivatives held as of April 30, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	Macro Opportunities Fund	Research Market Neutral Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$36	$3
Purchased Options at Market Value	222	—
Unrealized Depreciation on Futures Contracts*	(192)	—

Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	61	—
Purchased Options at Market Value	— (a)	—
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(92)	—
Written Options at Market Value	— (a)	—

Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	52	—
Unrealized Depreciation on Futures Contracts*	(5)	—

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	(109)	3
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	(31)	—
Purchased Options at Market Value	222	—
Written Options at Market Value	— (a)	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(a)	Amount rounds to less than one thousand.

46	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

The following tables present the Funds’ gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2021:

Macro Opportunities Fund

Counterparty	Gross Amount of Derivative Assets subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for offset	Collateral Received	Net Amount Due from Counterparty (Not less than zero)
Barclays Bank plc	$2		$(2)	$—	$—
Citibank, NA	28		(27)	—	1
Goldman Sachs International	31		(31)	—	—

	$61		$(60)	$—	$1

Counterparty	Gross Amount of Derivative Liabilities subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for offset	Collateral Posted	Net Amount Due to Counterparty (Not less than zero)
Barclays Bank plc	$3		$(2)	$—	$1
Citibank, NA	27		(27)	—	—
Goldman Sachs International	60		(31)	—	29
Merrill Lynch International	—	(b)	—	—	—	(b)
TD Bank Financial Group	2		—	—	2

	$92		$(60)	$—	$32

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
(b)	Amount rounds to less than one thousand.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2021, by primary underlying risk exposure:

	Macro Opportunities Fund	Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(499)	$—	$(555)
Purchased Options	(222)	(1,180)	—
Written Options	108	84	—

Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	51	—	—
Purchased Options	(95)	—	—
Written Options	24	—	—

Interest Rate Risk Exposure:
Futures Contracts	26	—	—

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(370)	—	(82)
Purchased Options	99	—	—

Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	(51)	—	—
Purchased Options	(5)	—	—
Written Options	2	—	—

Interest Rate Risk Exposure:
Futures Contracts	43	—	—

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Derivatives Volume

The table below discloses the volume of the Funds’ options, futures contracts and forward foreign currency exchange contracts activity during the six months ended April 30, 2021. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

	Macro Opportunities Fund		Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Futures Contracts — Equity:
Average Notional Balance Long	$907		$—	$—
Average Notional Balance Short	4,859		—	2,077
Ending Notional Balance Long	1,000		—	—
Ending Notional Balance Short	5,182		—	2,087

Futures Contracts — Interest Rate:
Average Notional Balance Long	$2,527		—	—
Average Notional Balance Short	1,877		—	—
Ending Notional Balance Long	1,428		—	—
Ending Notional Balance Short	5,957		—	—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$4,942		—	—
Average Settlement Value Sold	10,644		—	—
Ending Settlement Value Purchased	5,300		—	—
Ending Settlement Value Sold	11,230		—	—

Exchange-Traded Options:
Average Number of Contracts Purchased	302		42	—
Average Number of Contracts Written	4		—	—
Ending Number of Contracts Purchased	309		—	—

OTC Options:
Average Notional Balance Purchased	$2,591	(a)	—	—
Average Notional Balance Written	575		—	—
Ending Notional Balance Purchased	530		—	—
Ending Notional Balance Written	530		—	—

(a)	For the period December 1, 2020 through April 30, 2021.

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC options and non-deliverable forward foreign currency exchange contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds.

The Funds’ derivatives contracts held at April 30, 2021 are not accounted for as hedging instruments under GAAP.

E. Short Sales — Opportunistic Equity Long/Short Fund and Research Market Neutral Fund engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Funds’ custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

48	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Funds are obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of April 30, 2021, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund had outstanding short sales as listed on their SOIs.

F. Offering and Organization Costs — Total offering costs of $21,000 incurred in connection with the offering of shares of Macro Opportunities Fund’s are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations. For the six months ended April 30, 2021, total offering costs amortized were $10,000.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2021 are as follows:

	Class A		Class C		Class I		Class R6		Total
Macro Opportunities Fund
Transfer agency fees	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$—	(a)
Opportunistic Equity Long/Short Fund
Transfer agency fees	1		—	(a)	4		—	(a)	5
Research Market Neutral Fund
Transfer agency fees	2		—	(a)	1		n/a		3

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Opportunistic Equity Long/Short Fund’s and Research Market Neutral Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. When filed, Macro Opportunities Fund’s Federal tax return since inception will be subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

L. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Macro Opportunities Fund	0.60%
Opportunistic Equity Long/Short Fund	1.20
Research Market Neutral Fund	0.35

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2021, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Macro Opportunities Fund	0.25%	0.75%
Opportunistic Equity Long/Short Fund	0.25	0.75
Research Market Neutral Fund	0.25	0.75

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2021, JPMDS retained the following:

	Front-End Sales Charge		CDSC
Macro Opportunities Fund	$—	(a)	$—
Opportunistic Equity Long/Short Fund	7		—
Research Market Neutral Fund	—	(a)	—

(a)	Amount rounds to less than one thousand.

50	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Macro Opportunities Fund	0.25%	0.25%	0.25%
Opportunistic Equity Long/Short Fund	0.25	0.25	0.25
Research Market Neutral Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I		Class R6
Macro Opportunities Fund	1.20%	1.70%	0.95%		0.70%
Opportunistic Equity Long/Short Fund	1.85	2.35	1.60		1.35
Research Market Neutral Fund	0.95	1.45	0.69	(1)	n/a

(1)	The contractual expense percentage in the table above is in place until at least May 31, 2022.

Except as noted above, the expense limitation agreements were in effect for the six months ended April 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2022.

For the six months ended April 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
Macro Opportunities Fund	$51	$6	$—	(a)	$57	$131
Research Market Neutral Fund	56	34	1		91	—

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2021 were as follows:

Macro Opportunities Fund	$1
Opportunistic Equity Long/Short Fund	19
Research Market Neutral Fund	10

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2021, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

Investment Transactions

During the six months ended April 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Macro Opportunities Fund	$6,710	$6,815	$—	$—
Opportunistic Equity Long/Short Fund	1,636,356	1,473,420	1,223,245	1,161,837
Research Market Neutral Fund	67,552	131,432	65,257	126,246

During the six months ended April 30, 2021, there were no purchases or sales of U.S. Government securities.

Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Macro Opportunities Fund	$13,631	$2,944	$407	$2,537
Opportunistic Equity Long/Short Fund*	345,409	98,272	6,316	91,956
Research Market Neutral Fund*	1,585	29,517	8,122	21,395

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

At October 31, 2020, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward
	Short-Term		Long-Term
Macro Opportunities Fund	$—		$408
Research Market Neutral Fund	31,380	*	—

*	Amount includes capital loss carry forwards which are limited in future years under Internal Revenue Code sections 381-384.

During the year ended October 31, 2020, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Opportunistic Equity Long/Short Fund	$14,015	$—
Research Market Neutral Fund	2,302	—

Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

52	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended April 30, 2021.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2021.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2021.

Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Macro Opportunities Fund	1	95.1%	—	—%
Opportunistic Equity Long/Short Fund	—	—	3	63.4
Research Market Neutral Fund	—	—	2	47.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Macro Opportunities Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2021, a significant portion of Macro Opportunities Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as option contracts and forward foreign currency exchange contracts.

Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

As of April 30, 2021, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund pledged substantially all of their assets to Citigroup Global Markets, Inc. for securities sold short. For the Funds, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

54	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2020, and continued to hold your shares at the end of the reporting period, April 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Macro Opportunities Fund
Class A
Actual	$1,000.00	$1,089.70	$6.27	1.21%
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class C
Actual	1,000.00	1,087.40	8.85	1.71
Hypothetical	1,000.00	1,016.31	8.55	1.71
Class I
Actual	1,000.00	1,091.60	4.98	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class R6
Actual	1,000.00	1,092.10	3.68	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

JPMorgan Opportunistic Equity Long/Short Fund
Class A
Actual	1,000.00	1,155.20	16.57	3.10
Hypothetical	1,000.00	1,009.42	15.45	3.10
Class C
Actual	1,000.00	1,152.70	19.22	3.60
Hypothetical	1,000.00	1,006.94	17.91	3.60
Class I
Actual	1,000.00	1,156.80	15.24	2.85
Hypothetical	1,000.00	1,010.66	14.21	2.85
Class R6
Actual	1,000.00	1,158.00	13.91	2.60
Hypothetical	1,000.00	1,011.90	12.97	2.60

JPMorgan Research Market Neutral Fund
Class A
Actual	1,000.00	1,017.30	15.21	3.04
Hypothetical	1,000.00	1,009.72	15.15	3.04
Class C
Actual	1,000.00	1,014.60	17.68	3.54
Hypothetical	1,000.00	1,007.24	17.62	3.54
Class I
Actual	1,000.00	1,018.50	13.91	2.78
Hypothetical	1,000.00	1,011.01	13.86	2.78

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2021	J.P. MORGAN SPECIALTY FUNDS	55

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (5) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

56	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2021

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. April 2021.	SAN-SPEC-421

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2021 (Unaudited)

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Research Enhanced Equity Fund

JPMorgan Europe Dynamic Fund

JPMorgan International Equity Fund

JPMorgan International Focus Fund

JPMorgan International Hedged Equity Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

June 16, 2021 (Unaudited)

Dear Shareholders,

This year has brought a large measure of relief, hope and reflection on the pandemic and its impact on our families, our jobs and our world. It has also witnessed a remarkable rally in global equity markets, driven initially by investor expectations for an accelerated economic expansion and extended by surging corporate earnings and consumer spending.

“In the year ahead, J.P. Morgan Asset Management will continue to strive to adapt to new challenges and provide investors with innovative and durable solutions that are backed by our deep experience in risk management.”

— Andrea L. Lisher

As leading central banks maintained ultra-low interest rates and governments continued to provide or increase massive fiscal stimulus and recovery programs, many investors sought opportunities for higher returns in global equity markets. For the six months ended April 30, 2021, the MSCI EAFE Index returned 29.13%, the S&P 500 Index returned 28.85% and the MSCI Emerging Markets Index returned 23.09%. Within fixed income markets, Bloomberg Barclays High Yield Index returned 7.97%, the Bloomberg Barclays Emerging Markets Index returned 2.33% and the Bloomberg Barclays U.S. Aggregate Index returned -1.52%.

The prospects for a diminishing pandemic have brightened in 2021, particularly in the U.S. and Western Europe where vaccination rates have accelerated. However, a surge of infections of COVID-19 and its variants in Brazil, India and elsewhere demonstrated that the global crisis is ongoing and spurred leading industrialized nations together to pledge to provide one billon doses of vaccine to emerging market nations. Meanwhile, the accelerating economic rebound in the U.S. has raised investor concerns about the potential for rising inflation and supply chain disruptions, though U.S. Federal Reserve Chairman Jerome Powell has sought to reassure financial markets that upward pressure on prices — while stronger than expected — remains likely to be temporary.

At this point, it’s worth reflecting on the fact that many of those who remained fully invested in the face of unprecedented uncertainty in 2020 likely benefitted fully from the ensuing rally in global equity markets. In the year ahead, J.P. Morgan Asset Management will continue to strive to adapt to new challenges and provide investors with innovative and durable solutions that are backed by our deep experience in risk management. We will continue to seek to operate under the same fundamental practices and principles that have driven our success for more than a century and focus on the financial needs of our clients.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

Globally, equity market valuations climbed higher during the period, initially fueled by the massive pandemic response of leading central banks and fiscal authorities and extended by the development of multiple vaccines in late 2020 and the advent of mass vaccinations in 2021. The rebound in asset prices during the period — partly led by U.S. equity — swept across both emerging markets and developed markets.

Fixed income markets provided mixed returns. Amid extremely low yields on developed markets sovereign bonds, investors sought out emerging markets debt and high yield bonds (also known as “junk bonds”). The initial re-opening of economies at the global, national and local levels in 2021 also raised investor concerns about potential inflationary pressure.

The final months of the 2020 included a continued rebound in global prices for petroleum and a range of other commodities as manufacturing data and consumer sentiment strengthened. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

Global equity markets surged from February through April 2021 amid a general surge in corporate earnings and consumer and business spending. Developed market equity provided strong returns, while emerging markets equity was weighed down by investor concern about large pandemic outbreaks in select nations, particularly Brazil and India.

U.S. equity markets generally led the rally, supported by a $1.9 trillion U.S. fiscal relief and recovery package and the prospect of additional federal government spending plans. Better-than-expected corporate earnings and revenues in 2021, combined with strong growth consumer spending and improved manufacturing data, drove global equity prices further upward toward the end of the period.

For the six months ended April 30, 2021, the MSCI EAFE Index returned 29.13%, the S&P 500 Index returned 28.85% and the MSCI Emerging Markets Index returned 23.09%.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	17.17%
MSCI Emerging Markets Index (net of foreign withholding taxes)	22.95%

Net Assets as of 4/30/2021 (In Thousands)	$14,466,953

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2021.

The Fund’s underweight position and security selection in the materials sector and its security selection and overweight position in the consumer discretionary sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the communication services and health care sectors was a leading contributor to relative performance.

By country, the Fund’s underweight position and security selection in Taiwan and its underweight position in South Korea were leading detractors from relative performance. The Fund’s out-of-Benchmark position in Singapore, which solely consisted of Sea Ltd., and its security selection in China were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Dada Nexus Ltd., its overweight position in Allegro.eu SA and its underweight position in Vale SA. Shares of Dada Nexus, a Chinese provider of online retail and delivery, fell as investors sold the shares in the wake of a run up in the share price in late 2020. Shares of Allegro.eu, a Polish e-commerce platform provider, fell after Amazon.com Inc. entered the Polish market. Shares of Vale, a Brazilian mining company not held in the Fund, rose amid increased global demand for metals and other commodities.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Sea Ltd. and EPAM Systems Inc., and its overweight position in Wuxi Biologics Inc. Shares of Sea, an online gaming and electronic commerce provider based in Singapore, rose amid growth in consumer demand for online services and entertainment. Shares of EPAM Systems, a global provider of software development and platform engineering services that largely operates from Belarus, rose amid several consecutive quarters of better-than-expected earnings. Shares of Wuxi Biologics (Cayman), a Chinese developer of biological testing and drug research, rose amid increased demand for its products and services driven by the pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.

As a result of this process, the Fund’s largest sector overweight allocations relative to the Benchmark during the period were in the consumer staples and consumer discretionary sectors and its largest relative underweight allocations were in the materials and energy sectors. The Fund’s largest country overweight allocations relative to the Benchmark during the period were in India and China and its largest relative underweight allocations were in South Korea and Taiwan.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	6.3%
2.	Samsung Electronics Co. Ltd. (South Korea)	5.7
3.	Tencent Holdings Ltd. (China)	3.8
4.	Sea Ltd., ADR (Taiwan)	3.8
5.	EPAM Systems, Inc. (United States)	3.3
6.	Wuxi Biologics Cayman, Inc. (China)	3.1
7.	Meituan (China)	2.8
8.	Alibaba Group Holding Ltd., ADR (China)	2.8
9.	MercadoLibre, Inc. (Argentina)	2.7
10.	Ping An Bank Co. Ltd., Class A (China)	2.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
China	41.8%
India	13.5
Taiwan	10.6
South Korea	8.7
Hong Kong	4.8
Brazil	4.5
United States	3.3
Argentina	2.7
Indonesia	1.6
United Kingdom	1.2
Poland	1.2
Mexico	1.2
South Africa	1.0
Others (each less than 1.0%)	2.9
Short-Term Investments	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		10.82%	50.44%	15.86%	5.41%
Without Sales Charge		16.96	58.79	17.12	5.98
CLASS C SHARES	February 28, 2006
With CDSC***		15.68	57.02	16.53	5.55
Without CDSC		16.68	58.02	16.53	5.55
CLASS I SHARES	September 10, 2001	17.12	59.22	17.41	6.24
CLASS L SHARES	November 15, 1993	17.17	59.33	17.54	6.38
CLASS R2 SHARES	July 31, 2017	16.81	58.31	16.80	5.83
CLASS R3 SHARES	July 31, 2017	16.91	58.67	17.08	5.96
CLASS R4 SHARES	July 31, 2017	17.10	59.15	17.37	6.22
CLASS R5 SHARES	September 9, 2016	17.16	59.33	17.55	6.38
CLASS R6 SHARES	December 23, 2013	17.21	59.49	17.67	6.46

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

Returns shown for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from April 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	23.44%
MSCI Emerging Markets Index (net of foreign withholding taxes)	22.95%

Net Assets as of 4/30/2021 (In Thousands)	$3,823,223

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R6 Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2021.

By sector, the Fund’s security selection in the financials and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and real estate sectors was a leading detractor from relative performance.

By country, the Fund’s security selection China and South Korea were leading contributors to relative performance, while the Fund’s security selection in Poland and India was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in BiliBili Inc., AU Optronics Corp. and Taiwan Semiconductor Manufacturing Co. Shares of BiliBili, a Chinese provider of video sharing and online entertainment, rose after the company reported better-than-expected earnings and sales for the fourth quarter of 2020 and after Sony Corp. agreed to purchase a 5% holding in the company. Shares of AU Optronics, a Taiwanese manufacturer of liquid crystal display monitors and solar energy equipment, rose after the company reported continued growth in monthly revenue. Shares of Taiwan Semiconductor Manufacturing rose after the company reported better-than-expected earnings for the first quarter of 2021.

Leading individual detractors from relative performance included the Fund’s underweight position in MediaTek Inc. and its overweight positions in CD Projekt SA and Alibaba Group Holding Ltd. Shares of MediaTek, a Taiwanese semiconductor manufacturer, rose after the company reported consecutive quarters of earnings growth. Shares of CD Projekt, a Polish developer of video games, fell amid problems with the rollout of its “Cyberpunk 2077” game, which prompted Sony Corp. to pull the game from its PlayStation stores. Shares of Alibaba Group Holding, an electronic commerce conglomerate based in China, fell amid an antitrust review by Chinese regulators that resulted in a $2.8 billion fine against the company.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a combination of a disciplined portfolio construction process with in-depth fundamental research into individual securities conducted by a global network of research analysts to identify what they believed to be their relative value.

As a result of this process, by sector, the Fund’s largest overweight allocations relative to the Benchmark during the period were in the energy and consumer staples sectors and its largest underweight allocations were in the health care and consumer discretionary sectors. By country, the Fund’s largest overweight allocations relative to the Benchmark during the period were in Russia and South Africa and its largest relative underweight allocations were in Malaysia and Taiwan.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Tencent Holdings Ltd. (China)	5.9%
2.	Alibaba Group Holding Ltd. (China)	5.7
3.	Samsung Electronics Co. Ltd. (South Korea)	5.3
4.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	5.2
5.	Meituan (China)	1.9
6.	Naspers Ltd., Class N (South Africa)	1.3
7.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1.2
8.	China Construction Bank Corp., Class H (China)	1.2
9.	Vale SA, ADR (Brazil)	1.2
10.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.1

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
China	38.5%
Taiwan	13.5
South Korea	13.1
India	8.8
Brazil	4.9
South Africa	4.2
Russia	3.9
Saudi Arabia	2.6
Mexico	2.1
Thailand	1.9
Indonesia	1.3
Others (each less than 1.0%)	4.5
Short-Term Investments	0.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS I SHARES	January 30, 2019	23.45%	51.37%	18.59%
CLASS R6 SHARES	December 11, 2018	23.44	51.43	18.71

*	Not annualized.

LIFE OF FUND PERFORMANCE (12/11/18 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 11, 2018.

Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from December 11, 2018 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date.

Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	39.31%
MSCI Europe Index (net of foreign withholding taxes)	33.32%

Net Assets as of 4/30/2021 (In Thousands)	$752,644

INVESTMENT OBJECTIVE**

The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2021.

By sector, the Fund’s security selection in the banks sector and its overweight position and security selection in the semiconductors & semiconductor equipment sector were leading contributors to relative performance. The Fund’s security selection in technology hardware & equipment sector and its underweight position in the energy sector were leading detractors from performance relative to the Benchmark.

Leading individual contributors to relative performance included the Fund’s overweight positions in ASM International NV, Evolution Gaming Group AB, and its out-of-Benchmark position in Bank of Ireland Group plc. Shares of ASM International, a Dutch maker of semiconductor manufacturing equipment, rose amid investor expectations the company will benefit from Intel Corp.’s planned $20 billion expansion of its manufacturing capacity. Shares of Evolution Gaming Group, a Swedish provider of online casino games, rose amid continued growth in revenue driven by demand for at-home entertainment. Shares of Bank of Ireland Group rose amid investor expectation that the financials sector in general would benefit from a rebound in economic activity in 2021.

Leading individual detractors from relative performance included the Fund’s underweight position in ASML Holdings NV and its overweight positions in Zalando SE and Royal Ahold Delhaize NV. Shares of ASML Holdings, a Dutch provider of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2021. Shares of Zalando, a German online retailer of apparel and cosmetics, fell amid investor disappointment with its results for its fiscal fourth quarter. Shares of Royal Ahold Delhaize, a Dutch supermarket chain operator, fell after the company reported a loss for the fourth quarter of 2020 due to pandemic costs.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	3.9%
2.	Roche Holding AG (Switzerland)	3.1
3.	Allianz SE (Registered) (Germany)	2.1
4.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.0
5.	Novartis AG (Registered) (Switzerland)	1.6
6.	Lloyds Banking Group plc (United Kingdom)	1.6
7.	Siemens AG (Registered) (Germany)	1.5
8.	Zurich Insurance Group AG (Switzerland)	1.4
9.	Deutsche Post AG (Registered) (Germany)	1.3
10.	Schneider Electric SE (France)	1.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
United Kingdom	15.6%
Germany	14.6
Switzerland	14.4
France	10.0
Netherlands	3.6
Ireland	3.1
Sweden	3.0
Italy	2.4
Australia	2.3
Denmark	2.2
Finland	1.9
Austria	1.5
Spain	1.4
Others (each less than 1.0%)	2.5
Short-Term Investments	21.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge**		31.99%	45.35%	6.69%	5.04%
Without Sales Charge		39.31	53.42	7.85	5.60
CLASS C SHARES	November 1, 1998
With CDSC***		37.93	51.59	7.31	5.18
Without CDSC		38.93	52.59	7.31	5.18
CLASS I SHARES	September 10, 2001	39.43	53.76	8.13	5.89
CLASS L SHARES	September 10, 2001	39.58	53.96	8.28	6.07
CLASS R6 SHARES	October 1, 2018	39.64	54.16	8.34	6.09

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund and the MSCI Europe Index (net of foreign withholding taxes) from April 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Europe Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	26.48%
MSCI EAFE Index (net of foreign withholding taxes)	28.84%

Net Assets as of 4/30/2021 (In Thousands)	$4,695,798

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2021.

The Fund’s security selection in the industrials sector and its underweight position in the energy sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the information technology and materials sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in Europe, excluding the U.K., and its out-of-Benchmark position in emerging markets were leading detractors from relative performance, while its underweight position in Japan and its security selection in the Pacific, excluding Japan, were leading contributors to relative performance.

Leading individual detractors from the Fund’s relative performance included its out-of-Benchmark position in Alibaba Group Holding Ltd. and its overweight positions in Kao Corp. and Unilever plc. Shares of Alibaba Group Holding, an electronic commerce conglomerate based in China, fell amid an antitrust review by Chinese regulators that resulted in a $2.8 billion fine against the company. Shares of Kao, a Japanese maker of chemicals and consumer products, fell after the company issued a lower-than-expected earnings forecast for 2021. Shares of Unilever, a U.K. consumer products company, fell after the company reported lower-than-expected results for its fiscal year 2020.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in ASML Holding NV, ING Groep NV and LVMH Moet Hennessy Louis Vuitton SE. Shares of ASML Holding, a Dutch maker of semiconductor manufacturing equipment, rose amid investor expectations the company would benefit from Intel Corp.’s planned $20 billion expansion of its manufacturing capacity. ING Groep, a Dutch banking and financial services company, rose after the company posted better-than-expected results for the fourth quarter of 2020. Shares of LVMH Moet Hennessey Louis Vuitton, a French luxury goods maker, rose after Tiffany’s Inc. shareholders approved a takeover offer, ending a months-long dispute.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	2.8%
2.	ASML Holding NV (Netherlands)	2.5
3.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.5
4.	AIA Group Ltd. (Hong Kong)	2.1
5.	Diageo plc (United Kingdom)	1.9
6.	Novo Nordisk A/S, Class B (Denmark)	1.9
7.	TOTAL SE (France)	1.8
8.	Keyence Corp. (Japan)	1.7
9.	Sony Group Corp. (Japan)	1.7
10.	Schneider Electric SE (France)	1.6

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
France	16.2%
Japan	15.2
United Kingdom	11.4
Germany	7.4
Switzerland	6.5
Australia	4.6
Netherlands	3.9
Denmark	3.9
Sweden	3.7
Hong Kong	3.3
Spain	3.2
China	3.2
South Korea	2.3
Taiwan	1.7
South Africa	1.2
Belgium	1.2
United States	1.1
Singapore	1.1
Finland	1.0
Others (each less than 1.0%)	2.2
Short-Term Investments	5.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge**		19.63%	34.32%	9.16%	4.58%
Without Sales Charge		26.24	41.73	10.34	5.14
CLASS C SHARES	January 31, 2003
With CDSC***		24.99	40.17	9.80	4.72
Without CDSC		25.99	41.17	9.80	4.72
CLASS I SHARES	January 1, 1997	26.48	42.17	10.63	5.41
CLASS R2 SHARES	November 3, 2008	26.10	41.35	10.02	4.86
CLASS R5 SHARES	May 15, 2006	26.49	42.28	10.76	5.57
CLASS R6 SHARES	November 30, 2010	26.57	42.42	10.85	5.65

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund and the MSCI EAFE Index (net of foreign withholding taxes) from April 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan International Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	23.96%
MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes)	28.56%

Net Assets as of 4/30/2021 (In Thousands)	$3,700,496

INVESTMENT OBJECTIVE**

The JPMorgan International Focus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2021.

The Fund’s security selection in the industrials and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and information technology sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in Europe, excluding the U.K., and in emerging markets was a leading detractors from relative performance, while the Fund’s underweight position in Japan and its security selection the Pacific, excluding Japan, were leading contributors to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Alibaba Group Holdings Ltd., Unilever plc and Tencent Holdings Ltd.

Shares of Alibaba Group Holding, an electronic commerce conglomerate based in China, fell amid an antitrust review by Chinese regulators that resulted in a $2.8 billion fine against the company. Shares of Unilever, a U.K. consumer products company, fell after the company reported lower-than-expected results for its fiscal year 2020. Shares of Tencent Holdings, a Hong Kong online gaming, advertising and services company, fell amid a general increase in scrutiny by Chinese regulators during the period and then-President Trump’s executive order in January 2021 to ban U.S. transactions with eight Chinese-linked online platforms, including Tencent’s WeChat platform.

Leading individual contributors to the Fund’s relative performance included its overweight positions in ASML Holding NV, LVMH Moet Hennessey Louis Vuitton SE and Legal & General Group plc. Shares of ASM International, a Dutch maker of semiconductor manufacturing equipment, rose amid investor expectations the company would benefit from Intel Corp.’s planned $20 billion expansion of its manufacturing capacity. Shares of LVMH Moet Hennessey Louis Vuitton, a French luxury goods maker, rose after Tiffany’s Inc. shareholders approved a takeover offer, ending a months-long dispute. Shares of Legal & General, a U.K. financial services provider, rose after the company reported 2020 results that were in line with analysts’ estimates.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the portfolio managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on their share prices.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Samsung Electronics Co. Ltd. (South Korea)	3.7%
2.	Tencent Holdings Ltd. (China)	3.6
3.	AIA Group Ltd. (Hong Kong)	3.3
4.	LVMH Moet Hennessy Louis Vuitton SE (France)	3.3
5.	Diageo plc (United Kingdom)	3.3
6.	HDFC Bank Ltd., ADR (India)	3.1
7.	ASML Holding NV (Netherlands)	3.1
8.	Nestle SA (Registered) (Switzerland)	3.1
9.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2.8
10.	Alibaba Group Holding Ltd. (China)	2.7

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
United Kingdom	15.1%
China	8.7
Switzerland	7.9
France	7.2
South Korea	7.2
Japan	5.6
Germany	5.3
Hong Kong	4.9
Taiwan	4.4
Canada	4.1
Spain	3.5
Sweden	3.4
India	3.2
Netherlands	3.1
Denmark	2.8
Australia	2.4
United States	2.1
Belgium	2.1
South Africa	1.9
Finland	1.7
Indonesia	1.3
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge**		17.29%	35.69%	9.89%	8.67%
Without Sales Charge		23.77	43.23	11.08	9.30
CLASS C SHARES	November 30, 2011
With CDSC***		22.49	41.48	10.53	8.83
Without CDSC		23.49	42.48	10.53	8.83
CLASS I SHARES	November 30, 2011	23.96	43.59	11.39	9.60
CLASS R2 SHARES	November 30, 2011	23.59	42.79	10.76	9.00
CLASS R5 SHARES	November 30, 2011	24.02	43.66	11.50	9.74
CLASS R6 SHARES	November 30, 2011	24.06	43.84	11.59	9.82

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Focus Fund and the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) from November 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	14.65%
MSCI EAFE Index (net of foreign withholding taxes)	28.84%
ICE BofAML 3-Month US Treasury Bill Index	0.05%

Net Assets as of 4/30/2021 (In Thousands)	$125,922

INVESTMENT OBJECTIVE**

The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed the ICE BofAML 3-Month US Treasury Bill Index for the six months ended April 30, 2021. The Fund’s options hedge allowed the Fund to generally perform as designed during the reporting period with about 57% of the Benchmark’s volatility.

The Fund’s security selection in the basic industries and automobiles & automotive parts sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the banks and consumer cyclical sectors was a leading contributor to relative performance.

By country, the Fund’s security selection in Switzerland, Italy and the U.K. was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in France and Japan was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Orsted A/S, Roche Holding AG and Nitori Holdings Co. Shares of Orsted, a Danish renewable energy generator, fell after reporting lower-than-expected revenue for the first quarter of 2021. Shares of Roche Holdings, a Swiss pharmaceuticals and diagnostics maker, fell after the company reported a decline in drug sales, partly offset by demand for the company’s COVID-19 tests, for the first quarter of 2021. Shares of Nitori, a Japanese home furnishings retailer, fell after the company reported a drop in fourth quarter 2020 earnings amid higher spending.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in ASML Holdings NV, BNP Paribas SA and Taylor Wimpey plc Shares of ASML Holdings, a Dutch maker of semiconductor manufacturing equipment, rose amid investor expectations the company would benefit from Intel Corp.’s planned $20 billion expansion of its manufacturing capacity. Shares of BNP Paribas, a French banking and financial services company, rose after the company reported better-than-expected earnings for 2020 amid a surge in securities trading late in the year. Shares of Taylor Wimpey, a U.K. residential real estate builder, rose amid continued strong demand in the U.K. housing sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	2.6%
2.	ASML Holding NV (Netherlands)	2.5
3.	Roche Holding AG (Switzerland)	2.0
4.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.7
5.	Novartis AG (Registered) (Switzerland)	1.7
6.	Novo Nordisk A/S, Class B (Denmark)	1.4
7.	Toyota Motor Corp. (Japan)	1.3
8.	L’Oreal SA (France)	1.2
9.	Iberdrola SA (Spain)	1.2
10.	AIA Group Ltd. (Hong Kong)	1.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Japan	23.5%
France	12.1
United Kingdom	11.0
Switzerland	10.0
Germany	9.4
Netherlands	6.8
Australia	5.9
Denmark	2.7
Sweden	2.6
Spain	2.4
Hong Kong	2.4
Italy	1.1
United States	1.1
Singapore	1.0
Others (each less than 1.0%)	3.0
Short-Term Investments	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 15, 2019
With Sales Charge**		8.54%	9.28%	1.72%
Without Sales Charge		14.54	15.36	4.33
CLASS C SHARES	March 15, 2019
With CDSC***		13.22	13.71	3.80
Without CDSC		14.22	14.71	3.80
CLASS I SHARES	March 15, 2019	14.65	15.63	4.60
CLASS R5 SHARES	March 15, 2019	14.77	15.75	4.74
CLASS R6 SHARES	March 15, 2019	14.80	15.94	4.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/15/19 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 15, 2019.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net of foreign withholding taxes) and the ICE BofAML 3-Month U.S. Treasury Bill Index from March 15, 2019 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the begin-

ning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	28.86%
MSCI EAFE Index (net of foreign withholding taxes)	28.84%

Net Assets as of 4/30/2021 (In Thousands)	$4,946,965

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares slightly outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2021.

The Fund’s security selection in the banks and consumer cyclical sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the basic industries and automobiles & automotive parts sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Japan and Pacific excluding Japan was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in Europe and the U.K., was the sole regional detractor from relative performance.

Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took overweight positions in securities included within the universe of the Benchmark that they considered undervalued, while underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	2.5%
2.	ASML Holding NV (Netherlands)	2.3
3.	Roche Holding AG (Switzerland)	1.9
4.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.6
5.	Novartis AG (Registered) (Switzerland)	1.6
6.	Novo Nordisk A/S, Class B (Denmark)	1.4
7.	Toyota Motor Corp. (Japan)	1.2
8.	L’Oreal SA (France)	1.1
9.	Iberdrola SA (Spain)	1.1
10.	Schneider Electric SE (France)	1.1

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Japan	23.1%
France	11.9
United Kingdom	11.0
Switzerland	9.7
Germany	9.3
Netherlands	6.6
Australia	5.9
Sweden	2.7
Denmark	2.6
Spain	2.4
Hong Kong	2.2
Italy	1.2
Singapore	1.0
Others (each less than 1.0%)	3.6
Short-Term Investments	6.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge**		21.91%	30.50%	6.76%	3.58%
Without Sales Charge		28.69	37.73	7.91	4.14
CLASS I SHARES	October 28, 1992	28.86	38.07	8.18	4.40
CLASS R6 SHARES	November 1, 2017	28.92	38.26	8.26	4.44

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (4/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund and the MSCI EAFE Index (net of foreign withholding taxes) from April 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower.

Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	41.55%
MSCI EAFE Value Index (net of foreign withholding taxes)	36.00%

Net Assets as of 4/30/2021 (In Thousands)	$366,571

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2021.

The Fund’s underweight position in the utilities sectors and its security selection in the capital goods sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the diversified financials and software & services sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in the Pacific, excluding Japan, and its underweight position in the U.K. were leading contributors to relative performance, while the Fund’s security selection in Europe and its underweight position in Japan were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in Unilever plc, Sanofi SA and Iberdrola SA. Shares of Unilever, a U.K. consumer products company not held in the Fund, fell after the company reported lower-than-expected results for its fiscal year 2020. Shares of Sanofi, a French pharmaceutical company not held in the Fund, underperformed after the company reported lower-than-expected revenue for the fourth quarter of 2020 and declined to raise its forecast for 2021 at the end of the first quarter of 2021. Shares of Iberdrola, a Spanish electricity utility, underperformed amid a series of acquisitions by the company during the period.

Leading individual detractors from relative performance included the Fund’s overweight position in Banco Santander SA and its underweight positions in Westpac Banking Corp. and BASF SE. Shares of Banco Santander, a Spanish banking company that was added to the Fund in late November, rose along with the broader financial sector but their largest gains were in early November. Westpac Banking, an Australian financial services provider, rose after the company raised its earnings forecast for 2021. Shares of BASF, a German chemicals company, rose after the company reported profit growth for the fourth quarter of 2020 and issued a positive earnings forecast for 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight sector positions relative to the Benchmark during the period were in the banks and retail sectors, while the largest underweight sector positions were in the utilities and real estate sectors.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Novartis AG (Registered) (Switzerland)	2.1%
2.	BHP Group Ltd. (Australia)	1.9
3.	Toyota Motor Corp. (Japan)	1.7
4.	Royal Dutch Shell plc, Class A (Netherlands)	1.6
5.	HSBC Holdings plc (United Kingdom)	1.5
6.	TOTAL SE (France)	1.4
7.	Siemens AG (Registered) (Germany)	1.4
8.	Allianz SE (Registered) (Germany)	1.3
9.	Rio Tinto plc (Australia)	1.2
10.	Daimler AG (Registered) (Germany)	1.1

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Japan	19.8%
United Kingdom	14.7
Germany	9.4
France	9.0
Australia	6.9
Switzerland	6.2
Netherlands	4.0
Sweden	3.6
Spain	3.2
Italy	3.1
Norway	2.6
Denmark	1.8
Austria	1.5
Finland	1.4
Hong Kong	1.2
Singapore	1.2
Belgium	1.1
Others (each less than 1.0%)	4.3
Short-Term Investments	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		33.95%	40.42%	4.07%	1.34%
Without Sales Charge		41.31	48.21	5.20	1.88
CLASS C SHARES	July 11, 2006
With CDSC***		39.96	46.41	4.64	1.48
Without CDSC		40.96	47.41	4.64	1.48
CLASS I SHARES	September 10, 2001	41.43	48.46	5.47	2.16
CLASS L SHARES	November 4, 1993	41.55	48.63	5.58	2.28
CLASS R2 SHARES	November 3, 2008	41.10	47.61	4.88	1.61
CLASS R5 SHARES	September 9, 2016	41.44	48.55	5.58	2.28
CLASS R6 SHARES	November 30, 2010	41.48	48.74	5.70	2.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.

Returns for Class R5 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund and the MSCI EAFE Value Index (net of foreign withholding taxes) from April 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Value Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.2%

Argentina — 2.8%

MercadoLibre, Inc. *	256	401,572

Brazil — 4.6%

B3 SA — Brasil Bolsa Balcao	12,053	114,384

Localiza Rent a Car SA *	9,224	108,558

Magazine Luiza SA *	35,416	130,724

Pagseguro Digital Ltd., Class A * (a)	3,091	141,382

Raia Drogasil SA *	15,325	74,426

XP, Inc., Class A *	2,295	90,879

		660,353

China — 42.4%

Alibaba Group Holding Ltd., ADR *	1,761	406,783

Alibaba Group Holding Ltd. *	9,823	283,966

Bilibili, Inc., ADR * (a)	869	96,371

Budweiser Brewing Co. APAC Ltd. (b)	57,432	180,975

China Gas Holdings Ltd.	48,011	173,054

Contemporary Amperex Technology Co. Ltd., Class A	2,575	154,704

Dada Nexus Ltd., ADR *	2,604	62,599

Foshan Haitian Flavouring & Food Co. Ltd., Class A	7,532	196,552

Hundsun Technologies, Inc., Class A	7,487	105,850

JD.com, Inc., ADR *	1,578	122,109

JD.com, Inc., Class A *	3,564	137,630

Jiangsu Hengli Hydraulic Co. Ltd., Class A	12,950	171,461

KE Holdings, Inc., ADR *	3,440	179,035

Kingdee International Software Group Co. Ltd. *	33,349	109,824

Kweichow Moutai Co. Ltd., Class A	364	112,315

Meituan * (b)	10,752	411,531

Midea Group Co. Ltd., Class A	8,057	99,480

NetEase, Inc., ADR	1,309	146,716

NetEase, Inc.	7,252	162,088

New Oriental Education & Technology Group, Inc., ADR *	9,553	145,776

Pharmaron Beijing Co. Ltd., Class A	5,886	147,012

Ping An Bank Co. Ltd., Class A	90,727	325,756

Ping An Insurance Group Co. of China Ltd., Class H	11,783	128,456

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	3,042	218,294

Shenzhou International Group Holdings Ltd.	8,462	186,149

Sichuan Swellfun Co. Ltd., Class A	4,921	77,565

Sunny Optical Technology Group Co. Ltd.	6,929	167,984

Tencent Holdings Ltd.	7,069	563,908

Wanhua Chemical Group Co. Ltd., Class A	6,629	104,793

Wuxi Biologics Cayman, Inc. * (b)	32,121	450,901

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

Xinyi Solar Holdings Ltd. (a)	80,586	134,403

Yum China Holdings, Inc.	2,605	163,897

		6,127,937

Hong Kong — 4.9%

AIA Group Ltd.	17,599	223,379

AIA Group Ltd.	795	10,071

Hong Kong Exchanges & Clearing Ltd.	2,539	153,148

Techtronic Industries Co. Ltd.	17,840	323,703

		710,301

Hungary — 0.0% (c)

OTP Bank Nyrt. *	110	4,965

India — 13.7%

Asian Paints Ltd.	2,803	95,826

Britannia Industries Ltd.	1,793	83,346

HDFC Bank Ltd. *	13,065	248,242

HDFC Bank Ltd., ADR *	2,957	207,830

HDFC Life Insurance Co. Ltd. * (b)	16,679	149,507

Hindustan Unilever Ltd.	5,256	166,717

Housing Development Finance Corp. Ltd.	9,711	316,252

Kotak Mahindra Bank Ltd. *	8,796	207,093

Reliance Industries Ltd.	8,772	235,674

Tata Consultancy Services Ltd.	6,652	272,228

		1,982,715

Indonesia — 1.6%

Bank Central Asia Tbk. PT	53,511	118,460

Bank Rakyat Indonesia Persero Tbk. PT	404,092	113,079

		231,539

Macau — 0.9%

Sands China Ltd. *	26,388	124,871

Mexico — 1.2%

Wal-Mart de Mexico SAB de CV (a)	52,447	171,994

Panama — 0.5%

Copa Holdings SA, Class A * (a)	879	76,049

Poland — 1.2%

Allegro.eu SA * (b)	11,598	177,816

Portugal — 0.9%

Jeronimo Martins SGPS SA (a)	7,578	138,384

South Africa — 1.0%

Bid Corp. Ltd. *	4,409	86,923

Capitec Bank Holdings Ltd. *	525	53,809

		140,732

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Korea — 8.8%

Delivery Hero SE * (a) (b)	1,063	168,576

LG Chem Ltd.	139	115,644

NCSoft Corp.	206	153,499

Samsung Electronics Co. Ltd.	11,386	829,853

		1,267,572

Taiwan — 10.7%

Sea Ltd., ADR *	2,189	552,804

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,943	927,317

Taiwan Semiconductor Manufacturing Co. Ltd.	3,301	69,518

		1,549,639

Turkey — 0.5%

BIM Birlesik Magazalar A/S	9,368	73,550

United Kingdom — 1.2%

Prudential plc	8,452	178,975

United States — 3.3%

EPAM Systems, Inc. *	1,047	479,115

Total Common Stocks (Cost $9,007,492)		14,498,079

Short-Term Investments — 1.1%

Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (d) (e)	120,032	120,044

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	30,911	30,911

Total Investment of Cash Collateral from Securities Loaned (Cost $150,955)		150,955

Total Short-Term Investments (Cost $150,955)		150,955

Total Investments — 101.3% (Cost $9,158,447)		14,649,034
Liabilities in Excess of Other Assets — (1.3)%		(182,081)

NET ASSETS — 100.0%		14,466,953

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Internet & Direct Marketing Retail	14.8%

Banks	8.7

Semiconductors & Semiconductor Equipment	7.7

Entertainment	7.6

IT Services	6.1

Technology Hardware, Storage & Peripherals	5.7

Insurance	4.7

Life Sciences Tools & Services	4.1

Interactive Media & Services	3.9

Food & Staples Retailing	3.7

Machinery	3.4

Beverages	2.5

Capital Markets	2.4

Chemicals	2.2

Thrifts & Mortgage Finance	2.2

Hotels, Restaurants & Leisure	2.0

Food Products	1.9

Oil, Gas & Consumable Fuels	1.6

Health Care Equipment & Supplies	1.5

Software	1.5

Textiles, Apparel & Luxury Goods	1.3

Real Estate Management & Development	1.2

Gas Utilities	1.2

Electronic Equipment, Instruments & Components	1.1

Household Products	1.1

Electrical Equipment	1.1

Diversified Consumer Services	1.0

Others (each less than 1.0%)	2.8

Short-Term Investments	1.0

Abbreviations

ADR	American Depositary Receipt
PT	Limited liability company
SGPS	Holding company

(a)	The security or a portion of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 is $142,764.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.4%

Argentina — 0.1%

MercadoLibre, Inc. *	3	5,399

Brazil — 5.0%

Atacadao SA	1,865	7,458

Gerdau SA (Preference)	2,053	12,555

Itau Unibanco Holding SA (Preference)	3,293	16,628

Itausa SA (Preference)	6,098	11,306

Localiza Rent a Car SA *	694	8,168

Lojas Renner SA	1,666	12,301

Magazine Luiza SA *	1,927	7,114

Petroleo Brasileiro SA (Preference)	5,986	26,094

Porto Seguro SA	648	5,813

Raia Drogasil SA *	2,135	10,368

Sendas Distribuidora SA	277	4,097

Suzano SA *	1,206	15,312

Telefonica Brasil SA	338	2,679

TIM SA, ADR * (a)	480	5,383

Vale SA, ADR	2,224	44,756

		190,032

Chile — 0.1%

Cencosud SA	1,490	3,094

Cia Cervecerias Unidas SA, ADR	122	2,233

		5,327

China — 38.9%

51job, Inc., ADR *	75	4,606

Alibaba Group Holding Ltd. *	7,603	219,776

Amoy Diagnostics Co. Ltd., Class A	226	2,976

Anhui Conch Cement Co. Ltd., Class H	951	5,673

Autobio Diagnostics Co. Ltd., Class A	398	7,495

Baidu, Inc., ADR *	125	26,225

Baoshan Iron & Steel Co. Ltd., Class A	8,705	11,567

BeiGene Ltd., ADR *	44	14,967

Bilibili, Inc., ADR * (a)	118	13,082

BOE Technology Group Co. Ltd., Class A	10,648	12,001

Chacha Food Co. Ltd., Class A	703	5,848

China Conch Venture Holdings Ltd.	1,390	6,556

China Construction Bank Corp., Class H	58,546	46,213

China CYTS Tours Holding Co. Ltd., Class A	1,848	3,427

China Gas Holdings Ltd.	3,895	14,039

China Lesso Group Holdings Ltd.	3,220	8,100

China Life Insurance Co. Ltd., Class H	8,597	17,427

China Merchants Bank Co. Ltd., Class H	3,825	30,724

China Molybdenum Co. Ltd., Class H	9,453	6,385

China Oilfield Services Ltd., Class H	3,498	3,196

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

China Pacific Insurance Group Co. Ltd., Class H	3,235	11,645

China Resources Land Ltd.	2,728	12,773

China Shenhua Energy Co. Ltd., Class H	4,795	9,986

China Vanke Co. Ltd., Class H	3,518	12,301

Contemporary Amperex Technology Co. Ltd., Class A	229	13,733

Country Garden Services Holdings Co. Ltd.	1,326	13,891

Dada Nexus Ltd., ADR *	134	3,212

ENN Energy Holdings Ltd.	184	3,143

Fuyao Glass Industry Group Co. Ltd., Class H (b)	1,028	5,952

GDS Holdings Ltd., ADR * (a)	75	6,244

Guangzhou Automobile Group Co. Ltd., Class H	11,596	9,892

Haier Smart Home Co. Ltd., Class H *	3,329	14,318

Hangzhou Tigermed Consulting Co. Ltd., Class H * (b)	413	8,087

Han’s Laser Technology Industry Group Co. Ltd., Class A	583	3,605

Huayu Automotive Systems Co. Ltd., Class A	1,029	4,158

Huazhu Group Ltd. *	173	10,102

Hundsun Technologies, Inc., Class A	252	3,565

Industrial & Commercial Bank of China Ltd., Class H	33,451	21,706

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,361	8,577

Innovent Biologics, Inc. * (b)	1,286	13,944

iQIYI, Inc., ADR * (a)	149	2,196

JD.com, Inc., Class A *	1,004	38,784

Jiangsu Hengrui Medicine Co. Ltd., Class A	813	10,531

Jiangsu Hengshun Vinegar Industry Co. Ltd., Class A	1,054	2,921

Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	1,197	8,614

Joyoung Co. Ltd., Class A	1,585	7,776

JOYY, Inc., ADR	96	9,118

KE Holdings, Inc., ADR * (a)	187	9,745

Kingdee International Software Group Co. Ltd. *	3,251	10,706

Kingsoft Corp. Ltd.	1,785	12,594

Kuaishou Technology * (a) (b)	216	7,296

Kunlun Energy Co. Ltd.	6,398	6,841

Kweichow Moutai Co. Ltd., Class A	49	15,074

Laobaixing Pharmacy Chain JSC, Class A	167	1,382

Longfor Group Holdings Ltd. (b)	2,195	13,631

Luxshare Precision Industry Co. Ltd., Class A	1,006	5,713

Meituan * (b)	1,942	74,340

Minth Group Ltd.	1,620	6,561

NetEase, Inc., ADR	85	9,472

NetEase, Inc.	872	19,487

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

China — continued

New Oriental Education & Technology Group, Inc., ADR *	1,337	20,401

NIO, Inc., ADR *	235	9,372

Pharmaron Beijing Co. Ltd., Class H (b)	256	5,292

Pinduoduo, Inc., ADR *	192	25,724

Ping An Bank Co. Ltd., Class A	3,536	12,696

Ping An Insurance Group Co. of China Ltd., Class H	4,020	43,827

Poly Developments and Holdings Group Co. Ltd., Class A	3,064	6,609

Postal Savings Bank of China Co. Ltd., Class H (b)	19,855	12,877

Qingdao Haier Biomedical Co. Ltd., Class A	9	134

Qingdao Haier Biomedical Co. Ltd., Class A	400	6,126

Shanghai Liangxin Electrical Co. Ltd., Class A	899	3,523

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	168	12,063

Silergy Corp.	102	10,484

Sunny Optical Technology Group Co. Ltd.	751	18,211

Tencent Holdings Ltd.	2,860	228,108

Tianma Microelectronics Co. Ltd., Class A	2,123	4,543

Tongwei Co. Ltd., Class A	812	4,384

Topsports International Holdings Ltd. (b)	2,957	3,980

Trip.com Group Ltd., ADR *	275	10,740

Wanhua Chemical Group Co. Ltd., Class A	591	9,339

WuXi AppTec Co. Ltd., Class H (b)	606	14,288

Wuxi Biologics Cayman, Inc. * (b)	2,213	31,066

Xinyi Solar Holdings Ltd.	6,488	10,821

XPeng, Inc., ADR * (a)	250	7,466

Yonyou Network Technology Co. Ltd., Class A	726	3,707

Yum China Holdings, Inc.	352	22,150

Yunnan Energy New Material Co. Ltd.	424	8,766

Zai Lab Ltd., ADR *	78	12,884

Zhongji Innolight Co. Ltd., Class A	689	3,630

		1,487,110

Colombia — 0.2%

Ecopetrol SA, ADR (a)	474	5,608

Czech Republic — 0.1%

Moneta Money Bank A/S * (b)	1,298	4,821

Greece — 0.4%

Hellenic Telecommunications Organization SA	404	6,850

OPAP SA	489	7,495

		14,345

Hong Kong — 0.4%

Hutchison China MediTech Ltd., ADR *	133	3,758

Techtronic Industries Co. Ltd.	523	9,481

		13,239

INVESTMENTS	SHARES (000)	VALUE ($000)

Hungary — 0.3%

OTP Bank Nyrt. *	210	9,432

Richter Gedeon Nyrt.	118	3,387

		12,819

India — 8.9%

ACC Ltd.	133	3,384

Ambuja Cements Ltd.	1,941	8,083

Apollo Hospitals Enterprise Ltd.	230	9,902

Axis Bank Ltd. *	1,046	10,056

Britannia Industries Ltd.	245	11,386

Eicher Motors Ltd. *	130	4,247

HDFC Bank Ltd., ADR *	132	9,275

HDFC Life Insurance Co. Ltd. * (b)	1,273	11,412

Hindalco Industries Ltd.	1,671	8,193

Hindustan Unilever Ltd.	709	22,491

Housing Development Finance Corp. Ltd.	1,086	35,366

ICICI Bank Ltd.	484	3,919

Infosys Ltd., ADR	2,119	38,305

Kotak Mahindra Bank Ltd. *	681	16,043

Larsen & Toubro Ltd.	580	10,473

Maruti Suzuki India Ltd.	171	14,868

NTPC Ltd.	5,010	6,917

Oil & Natural Gas Corp. Ltd.	5,717	8,306

Petronet LNG Ltd.	2,342	7,577

Power Grid Corp. of India Ltd.	3,501	10,389

Reliance Industries Ltd.	1,563	41,993

Shriram Transport Finance Co. Ltd.	469	8,484

Tata Consultancy Services Ltd.	475	19,441

UltraTech Cement Ltd.	131	11,080

United Spirits Ltd. *	1,169	8,185

		339,775

Indonesia — 1.3%

Bank Central Asia Tbk. PT	9,333	20,662

Bank Rakyat Indonesia Persero Tbk. PT	47,794	13,375

Telkom Indonesia Persero Tbk. PT	66,258	14,639

		48,676

Malaysia — 0.8%

CIMB Group Holdings Bhd.	4,022	4,060

Petronas Chemicals Group Bhd.	4,207	8,414

Public Bank Bhd.	10,561	10,692

Tenaga Nasional Bhd.	2,322	5,642

Top Glove Corp. Bhd.	1,463	2,014

		30,822

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Mexico — 2.1%

America Movil SAB de CV, Series L	24,975	17,495

Fomento Economico Mexicano SAB de CV, ADR	146	11,327

Grupo Aeroportuario del Sureste SAB de CV, Class B *	438	7,424

Grupo Financiero Banorte SAB de CV, Class O	2,546	14,458

Grupo Mexico SAB de CV, Series B	1,930	8,755

Kimberly-Clark de Mexico SAB de CV, Class A	3,663	6,349

Wal-Mart de Mexico SAB de CV	4,830	15,840

		81,648

Peru — 0.3%

Credicorp Ltd. *	82	9,821

Philippines — 0.3%

Ayala Corp.	266	4,085

Ayala Land, Inc.	6,232	4,158

International Container Terminal Services, Inc.	1,578	4,257

		12,500

Poland — 0.8%

Allegro.eu SA * (b)	674	10,326

CD Projekt SA * (a)	120	5,507

Dino Polska SA * (b)	105	6,825

Powszechny Zaklad Ubezpieczen SA *	753	6,479

		29,137

Qatar — 0.3%

Qatar National Bank QPSC	2,053	10,091

Russia — 4.0%

Alrosa PJSC	7,899	11,411

Gazprom PJSC, ADR	1,871	11,348

LUKOIL PJSC, ADR	355	27,208

Magnitogorsk Iron & Steel Works PJSC	5,791	5,016

MMC Norilsk Nickel PJSC, ADR	421	14,289

Moscow Exchange MICEX-RTS PJSC	2,521	5,928

Moscow Exchange MICEX-RTS PJSC	56	132

Novolipetsk Steel PJSC	1,540	5,436

Rosneft Oil Co. PJSC, GDR (b)	1,238	8,542

Sberbank of Russia PJSC, ADR	1,925	30,362

Severstal PAO, GDR (b)	588	13,847

Tatneft PJSC, ADR	271	10,931

X5 Retail Group NV, GDR (b)	248	7,598

		152,048

Saudi Arabia — 2.6%

Al Rajhi Bank	1,069	28,140

Alinma Bank	1,695	8,948

INVESTMENTS	SHARES (000)	VALUE ($000)

Saudi Arabia — continued

Almarai Co. JSC	399	5,723

BinDawood Holding Co.	138	4,151

Saudi Basic Industries Corp.	409	13,465

Saudi National Bank *	1,452	21,994

Saudi Telecom Co.	379	12,808

Savola Group (The)	332	3,525

		98,754

Singapore — 0.1%

BOC Aviation Ltd. (b)	364	3,280

South Africa — 4.2%

Absa Group Ltd. *	1,158	9,766

Bid Corp. Ltd. *	451	8,887

Bidvest Group Ltd. (The)	855	9,870

Capitec Bank Holdings Ltd. *	124	12,667

Clicks Group Ltd.	527	8,796

FirstRand Ltd.	4,514	15,877

Gold Fields Ltd., ADR	220	2,063

Impala Platinum Holdings Ltd.	395	7,379

MTN Group *	1,868	11,819

Naspers Ltd., Class N	217	49,347

Pick n Pay Stores Ltd.	1,082	4,038

Sanlam Ltd.	1,809	6,985

SPAR Group Ltd. (The)	653	8,238

Vodacom Group Ltd.	678	5,876

		161,608

South Korea — 13.2%

BGF retail Co. Ltd.	18	2,530

Hana Financial Group, Inc.	239	9,805

Hankook Tire & Technology Co. Ltd.	133	5,749

Hyundai Glovis Co. Ltd.	33	5,743

Hyundai Mobis Co. Ltd.	31	7,621

Hyundai Motor Co.	38	7,230

KB Financial Group, Inc.	276	13,609

Kia Corp.	133	9,216

KIWOOM Securities Co. Ltd.	43	5,102

LG Chem Ltd.	35	29,110

LG Household & Health Care Ltd.	10	14,317

Lotte Chemical Corp.	17	4,551

Mando Corp. *	77	4,038

NAVER Corp.	72	23,167

NCSoft Corp.	18	13,058

POSCO	67	21,773

Samsung Electronics Co. Ltd.	2,800	204,077

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Korea — continued

Samsung Fire & Marine Insurance Co. Ltd.	66	11,807

Samsung SDI Co. Ltd.	13	7,493

Shinhan Financial Group Co. Ltd.	575	20,674

SK Holdings Co. Ltd.	24	5,840

SK Hynix, Inc.	369	42,109

SK Innovation Co. Ltd. *	50	12,042

SK Telecom Co. Ltd.	47	12,903

S-Oil Corp. *	152	11,842

		505,406

Taiwan — 13.6%

Accton Technology Corp.	1,254	14,199

Advantech Co. Ltd.	878	11,104

ASE Technology Holding Co. Ltd.	4,077	17,037

AU Optronics Corp.	18,378	21,514

Chailease Holding Co. Ltd.	2,056	14,817

CTBC Financial Holding Co. Ltd.	4,974	4,048

Delta Electronics, Inc.	1,507	16,144

Eclat Textile Co. Ltd.	615	11,776

Feng TAY Enterprise Co. Ltd.	593	4,387

Fubon Financial Holding Co. Ltd.	7,619	17,459

Global Unichip Corp.	278	3,961

Hiwin Technologies Corp.	802	12,106

Hon Hai Precision Industry Co. Ltd.	3,956	16,263

MediaTek, Inc. *	258	10,816

Nanya Technology Corp.	1,931	6,253

Nien Made Enterprise Co. Ltd.	386	6,226

Quanta Computer, Inc.	2,620	9,170

Realtek Semiconductor Corp. *	838	15,809

Sea Ltd., ADR *	19	4,896

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	405	47,224

Taiwan Semiconductor Manufacturing Co. Ltd.	9,593	202,025

Taiwan Union Technology Corp.	1,494	6,283

Uni-President Enterprises Corp.	4,787	12,822

Vanguard International Semiconductor Corp.	1,343	5,682

Wiwynn Corp.	247	8,033

Yageo Corp.	304	5,855

Yuanta Financial Holding Co. Ltd.	16,667	15,459

		521,368

Tanzania, United Republic of — 0.1%

AngloGold Ashanti Ltd., ADR	253	5,203

Thailand — 1.9%

Airports of Thailand PCL	4,234	8,416

Kasikornbank PCL	2,270	9,683

INVESTMENTS	SHARES (000)	VALUE ($000)

Thailand — continued

Minor International PCL *	5,900	5,675

PTT Exploration & Production PCL	3,441	13,082

PTT PCL	5,585	7,117

Siam Cement PCL (The) (Registered)	728	10,766

Siam Commercial Bank PCL (The)	2,880	9,703

Thai Oil PCL	4,290	8,120

		72,562

Turkey — 0.3%

BIM Birlesik Magazalar A/S	876	6,878

Turkcell Iletisim Hizmetleri A/S	3,165	5,673

		12,551

United Arab Emirates — 0.1%

Emaar Properties PJSC	4,534	4,578

Total Common Stocks (Cost $3,045,846)		3,838,528

Short-Term Investments — 0.7%

Investment of Cash Collateral From Securities Loaned — 0.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (c) (d)	23,493	23,496

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	3,578	3,578

Total Investment of Cash Collateral from Securities Loaned (Cost $27,074)		27,074

Total Short-Term Investments (Cost $27,074)		27,074

Total Investments — 101.1% (Cost $3,072,920)		3,865,602
Liabilities in Excess of Other Assets — (1.1)%		(42,379)

NET ASSETS — 100.0%		3,823,223

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	12.1%

Internet & Direct Marketing Retail	11.3

Semiconductors & Semiconductor Equipment	9.6

Interactive Media & Services	7.6

Technology Hardware, Storage & Peripherals	6.0

Oil, Gas & Consumable Fuels	5.4

Metals & Mining	4.6

Insurance	3.4

Electronic Equipment, Instruments & Components	2.9

Food & Staples Retailing	2.6

Entertainment	1.8

Chemicals	1.7

IT Services	1.7

Food Products	1.7

Real Estate Management & Development	1.7

Automobiles	1.6

Wireless Telecommunication Services	1.5

Life Sciences Tools & Services	1.5

Hotels, Restaurants & Leisure	1.3

Diversified Financial Services	1.2

Biotechnology	1.2

Construction Materials	1.0

Diversified Telecommunication Services	1.0

Beverages	1.0

Others (each less than 1.0%)	13.9

Short-Term Investments	0.7

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
RTS	Russian Trading System

(a)	The security or a portion of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 is $25,774.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
MSCI Emerging Markets E-Mini Index	174	06/2021	USD	11,624	34

Abbreviations

MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%

Australia — 2.8%

BHP Group plc	345	10,390

Rio Tinto plc	131	10,933

		21,323

Austria — 1.9%

Erste Group Bank AG	239	8,482

Wienerberger AG	149	5,854

		14,336

Belgium — 0.4%

bpost SA *	307	3,266

Denmark — 2.7%

Orsted A/S (a)	42	6,176

Pandora A/S	43	4,822

Royal Unibrew A/S	37	4,459

Vestas Wind Systems A/S	110	4,581

		20,038

Finland — 2.3%

Cargotec OYJ, Class B	106	6,131

Neste OYJ	87	5,265

QT Group OYJ *	51	6,062

		17,458

France — 12.4%

Airbus SE *	75	9,024

BNP Paribas SA *	137	8,782

Capgemini SE	46	8,341

Cie Plastic Omnium SA	105	3,530

Credit Agricole SA	469	7,251

Eiffage SA *	48	5,285

La Francaise des Jeux SAEM (a)	146	7,471

LVMH Moet Hennessy Louis Vuitton SE	25	18,571

Publicis Groupe SA	69	4,458

Safran SA	61	9,052

Schneider Electric SE (b)	72	11,560

		93,325

Germany — 18.0%

Allianz SE (Registered)	75	19,405

Daimler AG (Registered)	118	10,496

Deutsche Boerse AG	45	7,800

Deutsche Post AG (Registered)	208	12,234

Deutsche Telekom AG (Registered)	590	11,362

DWS Group GmbH & Co. KGaA (a)	147	6,416

Eckert & Ziegler Strahlen- und Medizintechnik AG	53	5,166

HelloFresh SE *	63	5,238

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued

Infineon Technologies AG (b)	204	8,167

Jungheinrich AG (Preference)	152	7,978

Schaeffler AG (Preference)	573	5,165

Siemens AG (Registered)	82	13,685

VERBIO Vereinigte BioEnergie AG (b)	94	4,742

Volkswagen AG (Preference)	41	10,690

Zalando SE * (a) (b)	68	7,052

		135,596

Ireland — 3.9%

AIB Group plc *	2,039	5,936

AIB Group plc *	593	1,733

Bank of Ireland Group plc *	1,260	7,205

Bank of Ireland Group plc *	367	2,148

Ryanair Holdings plc, ADR *	53	6,243

Smurfit Kappa Group plc	111	5,691

		28,956

Italy — 2.9%

Enel SpA (b)	1,095	10,873

Intesa Sanpaolo SpA * (b)	4,054	11,303

		22,176

Luxembourg — 0.9%

ArcelorMittal SA	234	6,803

Netherlands — 4.5%

ASM International NV	16	4,933

ASML Holding NV (b)	16	10,676

BE Semiconductor Industries NV	23	1,854

Koninklijke Ahold Delhaize NV	283	7,627

NN Group NV	168	8,399

		33,489

South Korea — 0.8%

Delivery Hero SE * (a) (b)	37	5,801

Spain — 1.7%

CaixaBank SA *	2,606	8,336

Laboratorios Farmaceuticos Rovi SA	77	4,463

		12,799

Sweden — 3.7%

Evolution Gaming Group AB (a) (b)	48	9,413

Sinch AB * (a)	21	3,342

Stillfront Group AB * (b)	362	3,690

Swedish Match AB	43	3,481

Volvo AB, Class B	326	7,965

		27,891

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Switzerland — 17.8%

Interroll Holding AG (Registered)	1	4,245

LafargeHolcim Ltd. (Registered) *	150	9,248

Nestle SA (Registered)	305	36,433

Novartis AG (Registered)	177	15,117

Roche Holding AG	89	28,945

Schindler Holding AG	17	4,868

Siegfried Holding AG (Registered) *	7	6,714

Sonova Holding AG (Registered) *	21	6,320

Swissquote Group Holding SA (Registered)	58	8,756

Zurich Insurance Group AG	33	13,385

		134,031

United Kingdom — 19.4%

3i Group plc	366	6,490

Allfunds Group plc *	217	3,643

Ashtead Group plc	104	6,659

Barclays plc	2,133	5,165

boohoo Group plc *	962	4,517

BP plc	2,471	10,343

Centrica plc *	5,048	3,951

CNH Industrial NV	442	6,563

Computacenter plc	227	8,398

Dr. Martens plc *	853	5,695

Dunelm Group plc	170	3,465

Games Workshop Group plc	35	5,292

Intermediate Capital Group plc	300	9,057

Linde plc	21	5,907

Lloyds Banking Group plc	23,934	15,008

Moonpig Group plc *	594	3,607

National Express Group plc *	2,196	9,073

Next plc *	91	9,832

Persimmon plc	169	7,290

Segro plc, REIT	276	3,841

Spirent Communications plc	999	3,538

Taylor Wimpey plc	3,394	8,420

		145,754

United States — 1.1%

Stellantis NV	493	8,172

Total Common Stocks (Cost $605,392)		731,214

Short-Term Investments — 26.5%

Investment Companies — 24.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (c) (d) (Cost $181,345)	181,254	181,345

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 2.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (c) (d)	15,998	16,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	2,345	2,345

Total Investment of Cash Collateral from Securities Loaned (Cost $18,345)		18,345

Total Short-Term Investments (Cost $199,690)		199,690

Total Investments — 123.7% (Cost $805,082)		930,904
Liabilities in Excess of Other Assets — (23.7)%		(178,260)

NET ASSETS — 100.0%		752,644

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	8.7%

Pharmaceuticals	5.2

Capital Markets	4.5

Insurance	4.4

Machinery	4.1

Food Products	3.9

Automobiles	3.2

Textiles, Apparel & Luxury Goods	3.1

Metals & Mining	3.0

Internet & Direct Marketing Retail	2.8

Semiconductors & Semiconductor Equipment	2.8

Oil, Gas & Consumable Fuels	2.2

Aerospace & Defense	1.9

Electric Utilities	1.8

Hotels, Restaurants & Leisure	1.8

IT Services	1.8

Electrical Equipment	1.7

Household Durables	1.7

Air Freight & Logistics	1.7

Construction Materials	1.6

Industrial Conglomerates	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Health Care Equipment & Supplies	1.2%

Diversified Telecommunication Services	1.2

Multiline Retail	1.1

Software	1.0

Road & Rail	1.0

Others (each less than 1.0%)	9.6

Short-Term Investments	21.5

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 is $17,245.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	132	06/2021	EUR	6,240	227
FTSE 100 Index	7	06/2021	GBP	670	18

					245

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%

Australia — 4.8%

BHP Group Ltd.	1,723	62,714

BHP Group plc	995	29,973

Commonwealth Bank of Australia	1,116	76,390

Rio Tinto plc	683	57,233

		226,310

Austria — 0.8%

Erste Group Bank AG	1,083	38,503

Belgium — 1.3%

KBC Group NV *	764	59,282

China — 3.3%

Alibaba Group Holding Ltd. *	1,248	36,091

Ping An Insurance Group Co. of China Ltd., Class H	3,748	40,862

Prosus NV *	323	35,079

Tencent Holdings Ltd.	557	44,393

		156,425

Denmark — 4.0%

Carlsberg A/S, Class B	357	62,614

Novo Nordisk A/S, Class B	1,245	91,863

Orsted A/S (a) (b)	240	34,858

		189,335

Finland — 1.0%

Kone OYJ, Class B	623	48,929

France — 17.0%

Accor SA *	482	19,415

AXA SA (a)	2,076	58,632

BNP Paribas SA *	840	53,888

Capgemini SE	389	71,371

Kering SA	80	63,955

L’Oreal SA (a)	158	64,878

LVMH Moet Hennessy Louis Vuitton SE	162	121,684

Pernod Ricard SA	230	47,201

Safran SA	367	54,785

Schneider Electric SE	493	78,588

TOTAL SE (a)	2,025	89,497

Vinci SA	666	73,069

		796,963

Germany — 7.7%

adidas AG *	192	59,260

Allianz SE (Registered)	293	75,964

Deutsche Boerse AG	229	39,504

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	154	44,456

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued

RWE AG	1,072	40,707

Symrise AG	371	47,930

Volkswagen AG (Preference)	206	53,643

		361,464

Hong Kong — 3.4%

AIA Group Ltd.	8,109	102,922

Hong Kong Exchanges & Clearing Ltd.	965	58,170

		161,092

India — 0.8%

HDFC Bank Ltd., ADR *	565	39,682

Japan — 15.9%

Daikin Industries Ltd.	260	52,385

FANUC Corp.	175	40,369

Hoya Corp.	464	52,752

Kao Corp.	654	42,022

Keyence Corp.	175	83,913

Kubota Corp.	2,133	50,185

Kyowa Kirin Co. Ltd.	471	14,340

Makita Corp.	769	34,623

Nidec Corp.	322	37,227

Recruit Holdings Co. Ltd.	1,384	62,401

Shin-Etsu Chemical Co. Ltd.	325	54,928

SMC Corp.	86	50,089

Sony Group Corp.	817	81,643

Sysmex Corp.	350	34,969

Tokyo Electron Ltd.	117	53,186

		745,032

Macau — 0.8%

Sands China Ltd. *	7,911	37,436

Netherlands — 4.1%

ASML Holding NV	192	124,534

ING Groep NV	5,417	69,205

		193,739

Singapore — 1.1%

DBS Group Holdings Ltd.	2,348	52,621

South Africa — 1.3%

Anglo American plc	1,422	60,298

South Korea — 2.3%

Delivery Hero SE * (a) (b)	280	44,463

Samsung Electronics Co. Ltd., GDR (b)	24	44,606

Samsung Electronics Co. Ltd., GDR (b)	9	16,907

		105,976

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Spain — 3.4%

Cellnex Telecom SA (a) (b)	628	35,544

Iberdrola SA	4,686	63,322

Industria de Diseno Textil SA (a)	1,663	59,168

		158,034

Sweden — 3.9%

Assa Abloy AB, Class B (a)	2,084	59,427

Atlas Copco AB, Class A	985	59,707

Svenska Handelsbanken AB, Class A	5,524	63,965

		183,099

Switzerland — 6.8%

LafargeHolcim Ltd. (Registered) *	993	61,255

Lonza Group AG (Registered)	95	60,186

Nestle SA (Registered)	1,153	137,529

SGS SA (Registered)	16	47,792

Straumann Holding AG (Registered)	9	13,263

		320,025

Taiwan — 1.8%

Sea Ltd., ADR *	151	38,133

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	394	45,938

		84,071

United Kingdom — 12.0%

Diageo plc	2,124	95,371

GlaxoSmithKline plc	3,268	60,391

Legal & General Group plc	12,232	45,928

Linde plc	221	63,145

London Stock Exchange Group plc	327	33,447

Persimmon plc	1,169	50,566

Prudential plc	2,512	53,199

Reckitt Benckiser Group plc	714	63,576

RELX plc	2,101	54,668

Smith & Nephew plc	1,965	42,526

		562,817

United States — 1.2%

Ferguson plc	427	53,886

Total Common Stocks (Cost $3,462,057)		4,635,019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 6.0%

Investment Companies — 1.7%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (c) (d) (Cost $79,740)	79,700	79,740

Investment of Cash Collateral from Securities Loaned — 4.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (c) (d)	180,482	180,499

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	20,070	20,070

Total Investment of Cash Collateral from Securities Loaned (Cost $200,569)		200,569

Total Short-Term Investments (Cost $280,309)		280,309

Total Investments — 104.7% (Cost $3,742,366)		4,915,328
Liabilities in Excess of Other Assets — (4.7)%		(219,530)

NET ASSETS — 100.0%		4,695,798

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	9.2%

Insurance	8.6

Machinery	5.8

Textiles, Apparel & Luxury Goods	5.0

Semiconductors & Semiconductor Equipment	4.5

Metals & Mining	4.3

Beverages	4.2

Pharmaceuticals	3.4

Chemicals	3.4

Professional Services	3.4

Health Care Equipment & Supplies	2.9

Food Products	2.8

Household Durables	2.7

Capital Markets	2.7

Electrical Equipment	2.4

Internet & Direct Marketing Retail	2.3

Building Products	2.3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Personal Products	2.2%

Electric Utilities	2.0

Oil, Gas & Consumable Fuels	1.8

Electronic Equipment, Instruments & Components	1.7

Construction & Engineering	1.5

IT Services	1.4

Household Products	1.3

Technology Hardware, Storage & Peripherals	1.2

Construction Materials	1.2

Life Sciences Tools & Services	1.2

Specialty Retail	1.2

Hotels, Restaurants & Leisure	1.2

Aerospace & Defense	1.1

Trading Companies & Distributors	1.1

Automobiles	1.1

Others (each less than 1.0%)	3.2

Short-Term Investments	5.7

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	The security or a portion of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 is $186,203.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan International Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%

Australia — 2.4%

BHP Group plc	2,918	87,888

Belgium — 2.1%

KBC Group NV *	988	76,634

Canada — 4.1%

Canadian National Railway Co.	607	65,390

Toronto-Dominion Bank (The)	1,266	87,059

		152,449

China — 8.6%

Alibaba Group Holding Ltd. *	3,432	99,208

Ping An Insurance Group Co. of China Ltd., Class H	8,066	87,938

Tencent Holdings Ltd.	1,656	132,078

		319,224

Denmark — 2.8%

Novo Nordisk A/S, Class B	965	71,199

Orsted A/S (a)	232	33,668

		104,867

Finland — 1.7%

Kone OYJ, Class B	781	61,352

France — 7.2%

LVMH Moet Hennessy Louis Vuitton SE	162	122,312

Schneider Electric SE	451	71,960

Vinci SA	652	71,569

		265,841

Germany — 5.3%

adidas AG *	191	59,134

Allianz SE (Registered)	332	86,122

Volkswagen AG (Preference)	191	49,647

		194,903

Hong Kong — 4.9%

AIA Group Ltd.	9,729	123,486

Hong Kong Exchanges & Clearing Ltd.	948	57,175

		180,661

India — 3.1%

HDFC Bank Ltd., ADR *	1,651	116,054

Indonesia — 1.3%

Bank Central Asia Tbk. PT	20,910	46,290

Japan — 5.6%

Keyence Corp.	124	59,622

SMC Corp.	88	51,135

Sony Group Corp.	965	96,510

		207,267

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — 3.1%

ASML Holding NV	178	115,596

South Africa — 1.9%

Anglo American plc	1,665	70,615

South Korea — 7.2%

Delivery Hero SE * (a) (b)	417	66,083

LG Chem Ltd.	74	61,418

Samsung Electronics Co. Ltd.	1,898	138,312

		265,813

Spain — 3.5%

Cellnex Telecom SA (a) (b)	1,008	57,000

Iberdrola SA	5,387	72,806

		129,806

Sweden — 3.4%

Atlas Copco AB, Class A (b)	1,017	61,645

Svenska Handelsbanken AB, Class A	5,613	65,003

		126,648

Switzerland — 7.8%

LafargeHolcim Ltd. (Registered) *	1,155	71,253

Lonza Group AG (Registered)	74	46,975

Nestle SA (Registered)	953	113,667

SGS SA (Registered)	19	57,391

		289,286

Taiwan — 4.4%

Sea Ltd., ADR *	229	57,890

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	900	105,049

		162,939

United Kingdom — 15.0%

Diageo plc	2,693	120,910

InterContinental Hotels Group plc *	953	67,698

Legal & General Group plc	15,765	59,192

Linde plc	236	67,590

London Stock Exchange Group plc	391	39,974

Persimmon plc	1,485	64,250

Reckitt Benckiser Group plc	814	72,489

RELX plc	2,489	64,771

		556,874

United States — 2.1%

Ferguson plc	608	76,737

Total Common Stocks (Cost $2,661,764)		3,607,744

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan International Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.1%

Investment Companies — 1.8%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (c) (d) (Cost $66,137)	66,104	66,137

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (c) (d)	11,734	11,736

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	1,454	1,454

Total Investment of Cash Collateral from Securities Loaned (Cost $13,190)		13,190

Total Short-Term Investments (Cost $79,327)		79,327

Total Investments — 99.6% (Cost $2,741,091)		3,687,071
Other Assets Less Liabilities — 0.4%		13,425

NET ASSETS — 100.0%		3,700,496

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	10.6%

Insurance	9.7

Semiconductors & Semiconductor Equipment	6.0

Textiles, Apparel & Luxury Goods	4.9

Machinery	4.7

Internet & Direct Marketing Retail	4.5

Household Durables	4.4

Metals & Mining	4.3

Technology Hardware, Storage & Peripherals	3.8

Interactive Media & Services	3.6

Chemicals	3.5

Professional Services	3.3

Beverages	3.3

Food Products	3.1

Electric Utilities	2.9

Capital Markets	2.6

Trading Companies & Distributors	2.1

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Household Products	2.0%

Electrical Equipment	2.0

Construction & Engineering	1.9

Construction Materials	1.9

Pharmaceuticals	1.9

Hotels, Restaurants & Leisure	1.8

Road & Rail	1.8

Electronic Equipment, Instruments & Components	1.6

Entertainment	1.6

Diversified Telecommunication Services	1.5

Automobiles	1.3

Life Sciences Tools & Services	1.3

Short-Term Investments	2.1

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 is $12,496.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 93.5%

Australia — 5.9%

Aurizon Holdings Ltd.	41	119

Australia & New Zealand Banking Group Ltd.	24	536

BHP Group Ltd.	29	1,074

Commonwealth Bank of Australia	7	447

CSL Ltd.	3	716

Dexus, REIT	45	350

Goodman Group, REIT	44	644

GPT Group (The), REIT	50	176

Macquarie Group Ltd.	1	136

National Australia Bank Ltd.	13	265

Newcrest Mining Ltd.	6	115

Rio Tinto Ltd.	13	1,225

Rio Tinto plc	5	385

Wesfarmers Ltd.	7	296

Westpac Banking Corp.	37	718

Woolworths Group Ltd.	6	177

		7,379

Austria — 0.5%

Erste Group Bank AG	18	636

Belgium — 0.4%

Anheuser-Busch InBev SA	2	143

KBC Group NV *	5	356

		499

China — 0.7%

BOC Hong Kong Holdings Ltd.	80	280

Prosus NV *	6	623

		903

Denmark — 2.7%

Carlsberg A/S, Class B	5	808

Novo Nordisk A/S, Class B	24	1,804

Orsted A/S (a)	5	733

		3,345

Finland — 0.3%

Kone OYJ, Class B	3	240

Nokia OYJ *	18	88

		328

France — 12.0%

Accor SA *	8	304

Air Liquide SA	6	1,005

Airbus SE *	3	324

Alstom SA *	10	536

AXA SA	13	361

INVESTMENTS	SHARES (000)		VALUE ($000)

France — continued

BNP Paribas SA *	19		1,244

Capgemini SE	5		997

Faurecia SE	—	(b)	13

Kering SA	1		650

L’Oreal SA	4		1,499

LVMH Moet Hennessy Louis Vuitton SE	3		2,130

Pernod Ricard SA	1		165

Safran SA	5		672

Sanofi	7		712

Schneider Electric SE	9		1,447

Thales SA	2		214

TOTAL SE	22		987

Veolia Environnement SA	36		1,155

Vinci SA	6		666

			15,081

Germany — 9.3%

adidas AG *	3		910

Allianz SE (Registered)	5		1,307

BASF SE	3		256

Bayer AG (Registered)	6		396

Brenntag SE	3		250

Daimler AG (Registered)	3		258

Deutsche Boerse AG	1		104

Deutsche Post AG (Registered)	15		907

Deutsche Telekom AG (Registered)	50		962

Deutsche Wohnen SE	3		159

Infineon Technologies AG	27		1,096

Merck KGaA	2		335

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2		709

RWE AG	16		603

SAP SE	9		1,249

Siemens AG (Registered)	5		912

Volkswagen AG (Preference)	4		949

Vonovia SE	6		396

			11,758

Hong Kong — 2.3%

AIA Group Ltd.	117		1,483

CK Asset Holdings Ltd.	26		163

CLP Holdings Ltd.	14		138

Hong Kong Exchanges & Clearing Ltd.	12		724

Link, REIT	14		129

Sun Hung Kai Properties Ltd.	10		143

Techtronic Industries Co. Ltd.	8		145

			2,925

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Ireland — 0.7%

CRH plc	12		562

Kingspan Group plc	3		270

Kingspan Group plc	1		72

			904

Italy — 1.1%

Enel SpA	43		426

FinecoBank Banca Fineco SpA *	39		679

Snam SpA	55		312

			1,417

Japan — 23.3%

Advantest Corp.	1		113

Amada Co. Ltd.	25		267

Asahi Group Holdings Ltd.	16		661

Asahi Kasei Corp.	36		379

Bridgestone Corp.	10		381

Central Japan Railway Co.	4		513

Daiichi Sankyo Co. Ltd.	5		125

Daikin Industries Ltd.	4		827

Daiwa House Industry Co. Ltd.	10		285

Denso Corp.	8		491

Dentsu Group, Inc.	8		231

ENEOS Holdings, Inc.	19		80

Fast Retailing Co. Ltd.	—	(b)	164

Hitachi Ltd.	21		1,030

Honda Motor Co. Ltd.	5		134

Hoya Corp.	7		818

Isuzu Motors Ltd.	18		183

ITOCHU Corp.	17		515

Japan Airlines Co. Ltd. *	12		246

Kao Corp.	10		617

Keyence Corp.	3		1,248

Konami Holdings Corp.	8		447

Kubota Corp.	21		489

Kyowa Kirin Co. Ltd.	13		383

Marui Group Co. Ltd.	5		96

Mitsubishi Corp.	31		849

Mitsubishi Electric Corp.	15		237

Mitsubishi UFJ Financial Group, Inc.	40		214

Mitsui Fudosan Co. Ltd.	17		363

Murata Manufacturing Co. Ltd.	8		644

Nabtesco Corp.	8		337

Nidec Corp.	3		393

Nintendo Co. Ltd.	2		918

Nippon Express Co. Ltd.	5		390

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Nippon Steel Corp.	24		412

Nippon Telegraph & Telephone Corp.	23		570

Nitori Holdings Co. Ltd.	3		484

Nomura Research Institute Ltd.	12		368

Ono Pharmaceutical Co. Ltd.	14		355

ORIX Corp.	25		407

Otsuka Corp.	9		438

Otsuka Holdings Co. Ltd.	—	(b)	15

Rakuten Group, Inc.	16		202

Recruit Holdings Co. Ltd.	16		699

Renesas Electronics Corp. *	8		97

Rohm Co. Ltd.	3		326

Ryohin Keikaku Co. Ltd.	16		329

Seven & i Holdings Co. Ltd.	5		212

Shimadzu Corp.	11		368

Shin-Etsu Chemical Co. Ltd.	4		709

SMC Corp.	—	(b)	116

SoftBank Group Corp.	7		595

Sony Group Corp.	12		1,210

Square Enix Holdings Co. Ltd.	1		78

Sumitomo Electric Industries Ltd.	28		417

Sumitomo Metal Mining Co. Ltd.	13		546

Sumitomo Mitsui Financial Group, Inc.	23		815

Suzuki Motor Corp.	7		262

T&D Holdings, Inc.	25		302

Takeda Pharmaceutical Co. Ltd.	10		347

Tokio Marine Holdings, Inc.	15		715

Tokyo Electron Ltd.	2		772

Tokyo Gas Co. Ltd.	6		112

Toray Industries, Inc.	19		117

Toyota Motor Corp.	22		1,616

West Japan Railway Co.	2		111

Yamato Holdings Co. Ltd.	4		107

			29,297

Luxembourg — 0.1%

ArcelorMittal SA	5		147

Netherlands — 6.7%

Adyen NV * (a)	—	(b)	323

Akzo Nobel NV	8		929

ASML Holding NV	5		3,145

Heineken NV	2		219

ING Groep NV	62		793

Koninklijke Ahold Delhaize NV	12		321

Koninklijke DSM NV	2		362

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Netherlands — continued

Koninklijke KPN NV	160		552

Koninklijke Philips NV *	4		220

NN Group NV	13		636

Royal Dutch Shell plc, Class A	30		561

Royal Dutch Shell plc, Class B	13		228

Wolters Kluwer NV	2		215

			8,504

Norway — 0.2%

Telenor ASA	17		310

Singapore — 1.0%

DBS Group Holdings Ltd.	33		735

Oversea-Chinese Banking Corp. Ltd.	40		362

United Overseas Bank Ltd.	6		110

			1,207

Spain — 2.4%

Banco Bilbao Vizcaya Argentaria SA	72		403

Banco Santander SA	114		438

Iberdrola SA	111		1,495

Industria de Diseno Textil SA	20		711

			3,047

Sweden — 2.6%

Atlas Copco AB, Class A	12		723

Lundin Energy AB	15		474

SKF AB, Class B	24		612

Svenska Handelsbanken AB, Class A	69		802

Volvo AB, Class B	27		665

			3,276

Switzerland — 9.9%

Adecco Group AG (Registered)	2		152

Cie Financiere Richemont SA (Registered)	2		207

Credit Suisse Group AG (Registered)	32		339

Givaudan SA (Registered)	—	(b)	390

LafargeHolcim Ltd. (Registered) *	9		576

Lonza Group AG (Registered)	2		975

Nestle SA (Registered)	27		3,210

Novartis AG (Registered)	25		2,125

Roche Holding AG	8		2,454

SGS SA (Registered)	—	(b)	464

Swiss Re AG	3		283

UBS Group AG (Registered)	25		387

Zurich Insurance Group AG	2		853

			12,415

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — 10.8%

3i Group plc	54	951

AstraZeneca plc	7	751

Berkeley Group Holdings plc	3	187

BP plc	276	1,156

British American Tobacco plc	17	630

CK Hutchison Holdings Ltd.	20	163

DCC plc	3	265

Diageo plc	30	1,326

GlaxoSmithKline plc	18	335

HSBC Holdings plc	89	558

InterContinental Hotels Group plc *	8	589

Intertek Group plc	2	191

Lloyds Banking Group plc	1,259	789

London Stock Exchange Group plc	3	337

M&G plc	60	179

Persimmon plc	5	204

Prudential plc	28	592

Reckitt Benckiser Group plc	11	974

RELX plc	31	814

Standard Chartered plc	68	491

Taylor Wimpey plc	173	430

Tesco plc	163	498

Unilever plc	21	1,247

		13,657

United States — 0.6%

Ferguson plc	4	537

Stellantis NV	14	238

		775

Total Common Stocks (Cost $88,395)		117,810

	NO. OF CONTRACTS
Options Purchased — 0.5%

Put Options Purchased — 0.5%

United States — 0.5%

MSCI EAFE Index 6/18/2021 at USD 2,090.00, European Style Notional Amount: USD 125,222 Exchange-Traded * (Cost $1,967)	552	615

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (c)

Switzerland — 0.0% (c)

Credit Suisse Group AG, expiring 5/6/2021 * (Cost $—)	32	1

	SHARES (000)
Short-Term Investments — 5.0%

Investment Companies — 5.0%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (d) (e) (Cost $6,264)	6,264	6,264

Total Investments — 99.0% (Cost $96,626)		124,690
Other Assets Less Liabilities — 1.0%		1,232

NET ASSETS — 100.0%		125,922

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	9.4%

Pharmaceuticals	8.1

Insurance	5.8

Semiconductors & Semiconductor Equipment	4.5

Chemicals	3.3

Machinery	3.3

Metals & Mining	3.1

Textiles, Apparel & Luxury Goods	3.1

Automobiles	2.9

Oil, Gas & Consumable Fuels	2.8

Personal Products	2.7

Beverages	2.7

Electronic Equipment, Instruments & Components	2.6

Food Products	2.6

Capital Markets	2.4

Electric Utilities	2.2

Professional Services	2.0

Diversified Telecommunication Services	1.9

Trading Companies & Distributors	1.7

IT Services	1.7

Electrical Equipment	1.7

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Household Durables	1.6%

Multi-Utilities	1.4

Real Estate Management & Development	1.2

Entertainment	1.2

Specialty Retail	1.1

Industrial Conglomerates	1.1

Auto Components	1.1

Equity Real Estate Investment Trusts (REITs)	1.0

Software	1.0

Aerospace & Defense	1.0

Food & Staples Retailing	1.0

Others (each less than 1.0%)	11.8

Short-Term Investments	5.0

Abbreviations

EAFE	Europe, Australasia and Far East
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than one thousand.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
FTSE 100 Index	3	06/2021	GBP	287	8
MSCI EAFE E-Mini Index	34	06/2021	USD	3,836	53
SPI 200 Index	23	06/2021	AUD	3,097	82

					143

Abbreviations

AUD	Australian Dollar
EAFE	Europe, Australasia and Far East
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
USD	United States Dollar

Written Call Options Contracts as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	552	USD 125,222	USD 2,300.00	6/18/2021	(1,281)

Written Put Options Contracts as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

MSCI EAFE Index	Exchange-Traded	552	USD 125,222	USD 1,760.00	6/18/2021	(134)

Total Written Options Contracts (Premiums Received $1,891)						(1,415)

Abbreviations

EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Australia — 6.1%

Aurizon Holdings Ltd.	1,638	4,714

Australia & New Zealand Banking Group Ltd.	1,030	22,719

BHP Group Ltd.	1,135	41,325

Commonwealth Bank of Australia	274	18,728

CSL Ltd.	142	29,570

Dexus, REIT	1,870	14,679

Goodman Group, REIT	1,863	27,165

GPT Group (The), REIT	2,046	7,282

Macquarie Group Ltd.	49	6,066

National Australia Bank Ltd.	553	11,316

Newcrest Mining Ltd.	231	4,714

Rio Tinto Ltd.	511	47,491

Rio Tinto plc	197	16,487

Wesfarmers Ltd.	292	12,185

Westpac Banking Corp.	1,564	30,135

Woolworths Group Ltd.	241	7,324

		301,900

Austria — 0.5%

Erste Group Bank AG	753	26,758

Belgium — 0.4%

Anheuser-Busch InBev SA	75	5,328

KBC Group NV *	183	14,167

		19,495

China — 0.7%

BOC Hong Kong Holdings Ltd.	3,117	10,960

Prosus NV *	237	25,674

		36,634

Denmark — 2.7%

Carlsberg A/S, Class B	190	33,414

Novo Nordisk A/S, Class B	959	70,713

Orsted A/S (a) (b)	203	29,463

		133,590

Finland — 0.3%

Kone OYJ, Class B	124	9,705

Nokia OYJ *	811	3,840

		13,545

France — 12.4%

Accor SA *	317	12,746

Air Liquide SA	242	40,697

Airbus SE *	125	15,055

Alstom SA *	408	22,273

AXA SA (a)	537	15,178

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

BNP Paribas SA *	769	49,305

Capgemini SE	225	41,225

Faurecia SE	11	593

Kering SA	34	26,911

L’Oreal SA (a)	144	58,771

LVMH Moet Hennessy Louis Vuitton SE	112	84,533

Pernod Ricard SA	33	6,816

Safran SA	188	28,031

Sanofi (a)	292	30,576

Schneider Electric SE (a)	357	57,003

Thales SA	88	8,993

TOTAL SE	924	40,830

Veolia Environnement SA (a)	1,452	46,308

Vinci SA	257	28,152

		613,996

Germany — 9.7%

adidas AG *	120	37,078

Allianz SE (Registered)	195	50,686

BASF SE	136	10,934

Bayer AG (Registered)	260	16,847

Brenntag SE	124	11,119

Daimler AG (Registered)	120	10,640

Deutsche Boerse AG	27	4,735

Deutsche Post AG (Registered)	643	37,877

Deutsche Telekom AG (Registered)	2,062	39,676

Deutsche Wohnen SE	123	6,659

Infineon Technologies AG (a)	1,053	42,238

Merck KGaA	78	13,755

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	99	28,728

RWE AG	658	24,976

SAP SE	351	49,166

Siemens AG (Registered)	217	36,158

Volkswagen AG (Preference)	153	39,764

Vonovia SE	250	16,431

		477,467

Hong Kong — 2.3%

AIA Group Ltd.	4,479	56,845

CK Asset Holdings Ltd.	1,023	6,406

CLP Holdings Ltd.	534	5,271

Hong Kong Exchanges & Clearing Ltd.	484	29,184

Link, REIT	542	5,111

Sun Hung Kai Properties Ltd.	401	6,024

Techtronic Industries Co. Ltd.	301	5,462

		114,303

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Ireland — 0.8%

CRH plc	505	23,828

Kingspan Group plc	119	10,573

Kingspan Group plc	38	3,377

		37,778

Italy — 1.2%

Enel SpA (a)	1,839	18,263

FinecoBank Banca Fineco SpA * (a)	1,662	28,579

Snam SpA (a)	2,348	13,214

		60,056

Japan — 24.1%

Advantest Corp.	48	4,566

Amada Co. Ltd.	1,002	10,871

Asahi Group Holdings Ltd.	632	26,409

Asahi Kasei Corp.	1,495	15,745

Bridgestone Corp.	380	15,230

Central Japan Railway Co.	130	19,105

Daiichi Sankyo Co. Ltd.	198	5,052

Daikin Industries Ltd.	156	31,484

Daiwa House Industry Co. Ltd.	399	11,822

Denso Corp.	315	20,353

Dentsu Group, Inc.	287	8,846

ENEOS Holdings, Inc.	863	3,713

Fast Retailing Co. Ltd.	9	7,548

Hitachi Ltd.	865	42,835

Honda Motor Co. Ltd.	183	5,456

Hoya Corp.	277	31,531

Isuzu Motors Ltd.	685	6,959

ITOCHU Corp.	684	21,338

Japan Airlines Co. Ltd. *	477	10,214

Kao Corp.	394	25,325

Keyence Corp.	93	44,597

Konami Holdings Corp.	308	18,365

Kubota Corp.	865	20,350

Kyowa Kirin Co. Ltd.	522	15,886

Marui Group Co. Ltd.	202	3,787

Mitsubishi Corp.	1,248	34,494

Mitsubishi Electric Corp.	629	9,698

Mitsubishi UFJ Financial Group, Inc.	1,793	9,537

Mitsui Fudosan Co. Ltd.	697	15,155

Murata Manufacturing Co. Ltd.	338	26,834

Nabtesco Corp.	307	13,801

Nidec Corp.	141	16,235

Nintendo Co. Ltd.	63	36,140

Nippon Express Co. Ltd.	217	16,577

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Nippon Steel Corp.	921	16,102

Nippon Telegraph & Telephone Corp.	1,173	29,585

Nitori Holdings Co. Ltd.	107	19,218

Nomura Research Institute Ltd.	490	15,035

Ono Pharmaceutical Co. Ltd.	587	14,776

ORIX Corp.	1,046	16,883

Otsuka Corp.	434	21,807

Otsuka Holdings Co. Ltd.	117	4,469

Rakuten Group, Inc.	606	7,697

Recruit Holdings Co. Ltd.	617	27,824

Renesas Electronics Corp. *	347	4,047

Rohm Co. Ltd.	130	12,783

Ryohin Keikaku Co. Ltd.	614	12,921

Seven & i Holdings Co. Ltd.	202	8,730

Shimadzu Corp.	441	15,436

Shin-Etsu Chemical Co. Ltd.	175	29,540

SMC Corp.	8	4,474

SoftBank Group Corp.	259	23,357

Sony Group Corp.	464	46,402

Square Enix Holdings Co. Ltd.	60	3,333

Sumitomo Electric Industries Ltd.	1,148	17,076

Sumitomo Metal Mining Co. Ltd.	529	22,401

Sumitomo Mitsui Financial Group, Inc.	940	33,003

Suzuki Motor Corp.	284	10,784

T&D Holdings, Inc.	1,010	12,400

Takeda Pharmaceutical Co. Ltd.	429	14,322

Tokio Marine Holdings, Inc.	606	29,076

Tokyo Electron Ltd.	73	33,156

Tokyo Gas Co. Ltd.	229	4,643

Toray Industries, Inc.	781	4,854

Toyota Motor Corp.	829	62,042

West Japan Railway Co.	67	3,726

Yamato Holdings Co. Ltd.	149	4,202

		1,191,962

Luxembourg — 0.1%

ArcelorMittal SA	232	6,746

Malta — 0.0% (c)

BGP Holdings plc * ‡	449	—	(d)

Netherlands — 6.9%

Adyen NV * (b)	5	12,943

Akzo Nobel NV (a)	321	38,589

ASML Holding NV	184	119,127

Heineken NV	80	9,333

ING Groep NV	2,613	33,383

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Netherlands — continued

Koninklijke Ahold Delhaize NV	495	13,330

Koninklijke DSM NV	79	14,242

Koninklijke KPN NV	6,648	22,934

Koninklijke Philips NV *	165	9,319

NN Group NV	528	26,322

Royal Dutch Shell plc, Class A	1,254	23,595

Royal Dutch Shell plc, Class B	540	9,662

Wolters Kluwer NV	98	8,904

		341,683

Norway — 0.3%

Telenor ASA	846	15,066

Singapore — 1.0%

DBS Group Holdings Ltd.	1,356	30,395

Oversea-Chinese Banking Corp. Ltd.	1,634	14,935

United Overseas Bank Ltd.	227	4,525

		49,855

Spain — 2.5%

Banco Bilbao Vizcaya Argentaria SA	2,927	16,388

Banco Santander SA	4,796	18,500

Iberdrola SA	4,310	58,247

Industria de Diseno Textil SA (a)	856	30,446

		123,581

Sweden — 2.8%

Atlas Copco AB, Class A	490	29,693

Lundin Energy AB	630	20,084

SKF AB, Class B	992	25,633

Svenska Handelsbanken AB, Class A	2,914	33,744

Volvo AB, Class B	1,131	27,621

		136,775

Switzerland — 10.1%

Adecco Group AG (Registered)	104	7,017

Cie Financiere Richemont SA (Registered)	86	8,830

Credit Suisse Group AG (Registered) (a)	1,359	14,241

Givaudan SA (Registered)	4	15,587

LafargeHolcim Ltd. (Registered) *	398	24,556

Lonza Group AG (Registered)	61	38,985

Nestle SA (Registered)	1,079	128,703

Novartis AG (Registered)	977	83,334

Roche Holding AG	300	97,907

SGS SA (Registered)	6	18,901

Swiss Re AG	132	12,287

UBS Group AG (Registered)	1,042	15,912

INVESTMENTS	SHARES (000)	VALUE ($000)

Switzerland — continued

Zurich Insurance Group AG	84	34,658

		500,918

United Kingdom — 11.4%

3i Group plc	2,252	39,883

AstraZeneca plc	292	31,103

Berkeley Group Holdings plc	118	7,567

BP plc	11,453	47,948

British American Tobacco plc	738	27,381

CK Hutchison Holdings Ltd.	808	6,605

DCC plc	119	10,341

Diageo plc	1,169	52,475

GlaxoSmithKline plc	817	15,107

HSBC Holdings plc	3,722	23,242

InterContinental Hotels Group plc *	337	23,915

Intertek Group plc	91	7,734

Lloyds Banking Group plc	52,823	33,124

London Stock Exchange Group plc	137	13,947

M&G plc	2,596	7,793

Persimmon plc	197	8,505

Prudential plc	1,180	24,985

Reckitt Benckiser Group plc	444	39,509

RELX plc	1,301	33,763

Standard Chartered plc	2,897	20,779

Taylor Wimpey plc	7,409	18,378

Tesco plc	6,822	20,826

Unilever plc	878	51,262

		566,172

United States — 0.7%

Ferguson plc	179	22,614

Stellantis NV	581	9,623

		32,237

Total Common Stocks (Cost $3,626,179)		4,800,517

	NO. OF RIGHTS (000)
Rights — 0.0% (c)

Switzerland — 0.0% (c)

Credit Suisse Group AG, expiring 5/6/2021 * (Cost $—)	1,359	57

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 7.1%

Investment Companies — 2.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (e) (f) (Cost $98,285)	98,236	98,285

Investment of Cash Collateral from Securities Loaned — 5.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (e) (f)	225,333	225,356

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (e) (f)	26,421	26,421

Total Investment of Cash Collateral from Securities Loaned (Cost $251,777)		251,777

Total Short-Term Investments (Cost $350,062)		350,062

Total Investments — 104.1% (Cost $3,976,241)		5,150,636
Liabilities in Excess of Other Assets — (4.1)%		(203,671)

NET ASSETS — 100.0%		4,946,965

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	9.4%

Pharmaceuticals	8.0

Insurance	5.7

Semiconductors & Semiconductor Equipment	4.2

Chemicals	3.3

Machinery	3.3

Textiles, Apparel & Luxury Goods	3.1

Metals & Mining	3.0

Oil, Gas & Consumable Fuels	2.8

Automobiles	2.8

Personal Products	2.6

Beverages	2.6

Electronic Equipment, Instruments & Components	2.5

Food Products	2.5

Capital Markets	2.4

Electric Utilities	2.2

Diversified Telecommunication Services	2.1

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Professional Services	2.0%

IT Services	1.8

Trading Companies & Distributors	1.7

Electrical Equipment	1.6

Household Durables	1.6

Multi-Utilities	1.4

Real Estate Management & Development	1.2

Entertainment	1.1

Specialty Retail	1.1

Equity Real Estate Investment Trusts (REITs)	1.0

Auto Components	1.0

Industrial Conglomerates	1.0

Aerospace & Defense	1.0

Food & Staples Retailing	1.0

Software	1.0

Others (each less than 1.0%)	11.2

Short-Term Investments	6.8

Abbreviations

OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 is $236,779.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Amount rounds to less than one thousand.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
FTSE 100 Index	51	06/2021	GBP	4,880	129
SPI 200 Index	824	06/2021	AUD	110,942	2,937

					3,066

Abbreviations

AUD	Australian Dollar
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
SPI	Australian Securities Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 96.4%

Australia — 7.0%

Australia & New Zealand Banking Group Ltd.	131		2,890

BHP Group Ltd.	197		7,167

BlueScope Steel Ltd.	29		484

Fortescue Metals Group Ltd.	100		1,722

Harvey Norman Holdings Ltd.	141		572

Iluka Resources Ltd.	94		560

JB Hi-Fi Ltd.	11		402

Metcash Ltd.	136		372

National Australia Bank Ltd.	156		3,185

Qantas Airways Ltd. *	116		440

Rio Tinto Ltd.	20		1,897

Rio Tinto plc	54		4,500

South32 Ltd.	291		641

Super Retail Group Ltd.	62		566

Worley Ltd.	40		332

			25,730

Austria — 1.5%

ams AG *	14		236

ANDRITZ AG	12		665

BAWAG Group AG (a)	14		773

Erste Group Bank AG	25		876

OMV AG	17		820

Raiffeisen Bank International AG	53		1,165

Telekom Austria AG	59		481

Wienerberger AG	13		522

			5,538

Belgium — 1.1%

Ageas SA	18		1,118

Bekaert SA	19		832

bpost SA *	55		589

KBC Group NV *	15		1,168

Telenet Group Holding NV	9		382

			4,089

Brazil — 0.3%

Yara International ASA	17		908

China — 0.7%

BOC Hong Kong Holdings Ltd.	316		1,109

Yangzijiang Shipbuilding Holdings Ltd.	1,260		1,352

			2,461

Denmark — 1.8%

AP Moller — Maersk A/S, Class B (b)	—	(c)	667

Cementir Holding NV	47		530

D/S Norden A/S	21		542

INVESTMENTS	SHARES (000)	VALUE ($000)

Denmark — continued

H+H International A/S, Class B *	24	694

Jyske Bank A/S (Registered) *	11	536

Matas A/S *	38	566

Scandinavian Tobacco Group A/S (a)	37	681

Solar A/S, Class B	9	814

Spar Nord Bank A/S	36	400

Sydbank A/S	23	680

TCM Group A/S (a)	23	632

		6,742

Finland — 1.4%

Cargotec OYJ, Class B	12	704

Caverion OYJ	34	277

Kemira OYJ	29	467

Konecranes OYJ	13	613

Nordea Bank Abp	201	2,087

TietoEVRY OYJ	10	355

Valmet OYJ	18	758

		5,261

France — 9.1%

Atos SE	9	612

AXA SA (b)	92	2,599

BNP Paribas SA *	56	3,582

Carrefour SA	46	891

Cie de Saint-Gobain	28	1,766

Cie Plastic Omnium SA	12	411

CNP Assurances	63	1,104

Coface SA *	41	504

Credit Agricole SA	91	1,410

Eutelsat Communications SA	29	367

Faurecia SE	15	803

Faurecia SE	1	40

Fnac Darty SA *	9	628

Groupe Crit *	8	713

IPSOS	18	752

Kaufman & Broad SA	8	379

Metropole Television SA *	32	712

Publicis Groupe SA	20	1,299

Quadient SA	26	717

Renault SA *	18	741

Rexel SA * (b)	32	630

SCOR SE (b)	18	590

Societe Generale SA *	51	1,448

Sopra Steria Group SACA *	3	521

SPIE SA *	25	640

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

France — continued

Tarkett SA *	31	739

Technip Energies NV *	70	997

Television Francaise 1 * (b)	56	551

TOTAL SE	120	5,323

Valeo SA	10	314

Veolia Environnement SA	38	1,197

Vicat SA (b)	8	390

		33,370

Germany — 9.5%

Allianz SE (Registered)	19	4,889

Aurubis AG	7	620

Bayerische Motoren Werke AG	18	1,847

CECONOMY AG *	59	346

Continental AG	7	928

Covestro AG (a)	18	1,193

Daimler AG (Registered)	45	4,001

Deutsche Post AG (Registered)	60	3,530

DWS Group GmbH & Co. KGaA (a)	10	430

Freenet AG	21	509

HeidelbergCement AG	12	1,109

HOCHTIEF AG *	4	414

Hornbach Holding AG & Co. KGaA	11	1,023

JOST Werke AG * (a)	12	822

Kloeckner & Co. SE *	71	962

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	7	1,940

ProSiebenSat.1 Media SE *	27	581

Schaeffler AG (Preference)	49	437

Siemens AG (Registered)	32	5,318

Talanx AG	10	410

Volkswagen AG (Preference)	14	3,526

		34,835

Greece — 0.2%

Energean plc *	74	850

Hong Kong — 1.3%

Haitong International Securities Group Ltd.	1,414	444

Hysan Development Co. Ltd.	246	926

Johnson Electric Holdings Ltd.	140	371

New World Development Co. Ltd.	138	730

Sun Hung Kai Properties Ltd.	75	1,121

Swire Properties Ltd.	159	474

VTech Holdings Ltd. (b)	57	520

		4,586

INVESTMENTS	SHARES (000)	VALUE ($000)

Ireland — 0.3%

Greencore Group plc *	262	576

Ryanair Holdings plc, ADR *	3	391

		967

Italy — 3.2%

Anima Holding SpA (a)	104	538

Assicurazioni Generali SpA	64	1,283

Azimut Holding SpA	22	519

Credito Emiliano SpA *	68	421

Eni SpA (b)	142	1,686

Intesa Sanpaolo SpA * (b)	934	2,605

Mediobanca Banca di Credito Finanziario SpA *	73	828

Poste Italiane SpA (a)	50	652

Telecom Italia SpA	1,523	835

UniCredit SpA	121	1,240

Unipol Gruppo SpA	191	1,044

		11,651

Japan — 20.1%

Acom Co. Ltd.	98	420

Aiful Corp.	138	398

Aozora Bank Ltd.	23	484

Arcs Co. Ltd.	17	366

Bridgestone Corp.	36	1,423

Brother Industries Ltd.	40	842

Chiba Bank Ltd. (The)	98	615

Concordia Financial Group Ltd.	148	555

Cosmo Energy Holdings Co. Ltd.	42	893

Credit Saison Co. Ltd.	79	906

Dai-ichi Life Holdings, Inc.	61	1,092

Daiwa Securities Group, Inc.	125	667

ENEOS Holdings, Inc.	342	1,472

Fuyo General Lease Co. Ltd.	15	966

Gunma Bank Ltd. (The)	110	358

Hachijuni Bank Ltd. (The)	96	328

Hitachi Ltd.	31	1,554

Honda Motor Co. Ltd.	78	2,317

Iida Group Holdings Co. Ltd.	22	526

ITOCHU Corp.	49	1,533

Iyo Bank Ltd. (The)	60	333

Japan Airlines Co. Ltd. *	35	739

Japan Post Holdings Co. Ltd. *	108	910

Japan Post Insurance Co. Ltd.	36	692

Japan Tobacco, Inc.	70	1,313

Kamigumi Co. Ltd.	23	446

Kandenko Co. Ltd.	41	352

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

KDDI Corp.	85	2,573

Kinden Corp.	22	381

K’s Holdings Corp.	41	565

Kyudenko Corp.	14	485

Kyushu Financial Group, Inc.	81	314

Mitsubishi Chemical Holdings Corp.	137	1,022

Mitsubishi Corp.	68	1,866

Mitsubishi Gas Chemical Co., Inc.	22	497

Mitsubishi UFJ Financial Group, Inc.	561	2,982

Mitsui & Co. Ltd.	95	1,994

Mixi, Inc.	19	484

Mizuho Financial Group, Inc.	127	1,782

MS&AD Insurance Group Holdings, Inc.	29	828

Nichias Corp.	14	368

Nichiha Corp.	10	288

Nippon Light Metal Holdings Co. Ltd.	21	414

Nippon Telegraph & Telephone Corp.	75	1,878

Nippon Television Holdings, Inc.	33	431

Nomura Holdings, Inc.	204	1,094

Nomura Real Estate Holdings, Inc.	48	1,173

Open House Co. Ltd.	8	349

ORIX Corp.	110	1,773

Rengo Co. Ltd.	36	301

Resona Holdings, Inc.	190	783

Sanwa Holdings Corp.	37	472

SBI Holdings, Inc.	23	659

Sekisui House Ltd.	45	915

Senko Group Holdings Co. Ltd.	43	395

Shizuoka Bank Ltd. (The)	91	697

SoftBank Corp.	137	1,769

Sojitz Corp.	353	1,053

Sompo Holdings, Inc.	23	866

Sony Group Corp.	4	380

Sumitomo Bakelite Co. Ltd.	11	433

Sumitomo Corp.	94	1,276

Sumitomo Forestry Co. Ltd.	30	681

Sumitomo Mitsui Financial Group, Inc.	79	2,765

Sumitomo Mitsui Trust Holdings, Inc.	42	1,431

T&D Holdings, Inc.	92	1,129

Taiheiyo Cement Corp.	17	414

Taisei Corp.	18	650

Teijin Ltd.	35	573

Tokuyama Corp.	25	560

Tokyo Steel Manufacturing Co. Ltd.	53	517

Tokyo Tatemono Co. Ltd.	25	366

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Tosoh Corp.	38	665

Toyota Motor Corp.	86	6,465

Toyota Tsusho Corp.	19	792

TS Tech Co. Ltd.	23	324

Ube Industries Ltd.	16	330

		73,702

Luxembourg — 0.4%

ArcelorMittal SA	38	1,111

RTL Group SA *	7	438

		1,549

Malta — 0.3%

Kindred Group plc, SDR	57	989

Netherlands — 4.0%

ASR Nederland NV	17	723

ING Groep NV	211	2,699

Koninklijke Ahold Delhaize NV	63	1,706

NN Group NV	26	1,312

PostNL NV	116	607

Randstad NV	13	910

Royal Dutch Shell plc, Class A	322	6,066

Signify NV * (a)	14	807

		14,830

Norway — 2.6%

DNB ASA	70	1,498

Elkem ASA (a)	230	843

Equinor ASA	60	1,214

Europris ASA (a)	59	402

Norsk Hydro ASA	170	1,082

Norwegian Finans Holding ASA (b)	68	746

Olav Thon Eiendomsselskap ASA *	24	469

Selvaag Bolig ASA	95	701

SpareBank 1 Nord Norge	80	802

SpareBank 1 SMN	43	574

SpareBank 1 SR-Bank ASA	46	596

Storebrand ASA (b)	60	569

		9,496

Portugal — 0.1%

Sonae SGPS SA (b)	459	430

Russia — 0.3%

Evraz plc	113	1,003

Singapore — 1.2%

DBS Group Holdings Ltd.	32	706

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Singapore — continued

Oversea-Chinese Banking Corp. Ltd.	207	1,891

StarHub Ltd.	378	383

United Overseas Bank Ltd.	68	1,349

		4,329

South Africa — 0.9%

Anglo American plc	76	3,229

Spain — 3.2%

ACS Actividades de Construccion y Servicios SA	30	982

Banco Bilbao Vizcaya Argentaria SA	336	1,882

Banco Santander SA	816	3,146

CaixaBank SA *	293	937

ContourGlobal plc (a)	134	371

Indra Sistemas SA *	60	623

Mediaset Espana Comunicacion SA *	96	613

Repsol SA	96	1,146

Tecnicas Reunidas SA *	22	335

Telefonica SA	286	1,324

Unicaja Banco SA (a)	541	533

		11,892

Sweden — 3.6%

Betsson AB *	51	464

Bilia AB, Class A (b)	24	415

Boliden AB (b)	25	979

Bonava AB, Class B	42	498

Bravida Holding AB (a)	24	350

Dustin Group AB (a) (b)	58	720

Humana AB *	55	497

Intrum AB (b)	24	817

Inwido AB *	42	726

Lundin Energy AB	21	684

Mekonomen AB *	34	583

Nobia AB	51	443

Nordic Waterproofing Holding AB	19	412

Resurs Holding AB (a)	56	291

Securitas AB, Class B (b)	26	439

Skandinaviska Enskilda Banken AB, Class A	125	1,602

Skanska AB, Class B	29	772

SSAB AB, Class B *	189	942

Svenska Handelsbanken AB, Class A	105	1,218

Volvo AB, Class B	14	351

		13,203

INVESTMENTS	SHARES (000)	VALUE ($000)

Switzerland — 6.3%

Adecco Group AG (Registered)	16	1,060

BKW AG	4	404

Credit Suisse Group AG (Registered)	132	1,381

Julius Baer Group Ltd.	15	967

LafargeHolcim Ltd. (Registered) *	30	1,823

Novartis AG (Registered)	91	7,734

Roche Holding AG	1	374

Sulzer AG (Registered)	5	537

Swiss Life Holding AG (Registered)	3	1,232

Swisscom AG (Registered)	2	1,059

UBS Group AG (Registered)	207	3,154

Wizz Air Holdings plc * (a)	6	417

Zurich Insurance Group AG	8	3,082

		23,224

Ukraine — 0.3%

Ferrexpo plc	157	954

United Kingdom — 14.9%

3i Group plc	59	1,049

Aviva plc	276	1,527

Barclays plc	931	2,253

Barratt Developments plc	81	861

Bellway plc	9	439

Berkeley Group Holdings plc	11	700

BP plc	648	2,714

BT Group plc *	575	1,312

CK Hutchison Holdings Ltd.	242	1,978

Crest Nicholson Holdings plc *	84	475

Dixons Carphone plc *	635	1,222

Drax Group plc	122	691

GlaxoSmithKline plc	213	3,945

Halfords Group plc *	137	714

HSBC Holdings plc	883	5,510

Inchcape plc *	43	467

ITV plc *	437	731

J Sainsbury plc	236	775

JET2 plc *	54	1,121

Just Group plc *	413	622

Keller Group plc	44	507

Kingfisher plc *	181	892

Legal & General Group plc	427	1,603

Lloyds Banking Group plc	3,521	2,208

M&G plc	303	911

Mitie Group plc *	1,316	1,128

Morgan Sindall Group plc	20	627

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

Natwest Group plc	399	1,083

OSB Group plc	172	1,141

Paragon Banking Group plc	75	485

Phoenix Group Holdings plc	46	453

Playtech plc *	99	634

Premier Foods plc *	451	607

Prudential plc	136	2,877

Reach plc *	235	714

Redrow plc	48	458

Royal Mail plc *	80	549

ScS Group plc *	119	457

Serco Group plc *	210	407

Standard Chartered plc	163	1,169

Tate & Lyle plc	43	473

Taylor Wimpey plc	325	807

Tyman plc	106	618

Vesuvius plc	53	391

Vistry Group plc	30	505

Vodafone Group plc	1,275	2,407

WPP plc	106	1,430

		54,647

United States — 0.8%

Stellantis NV	62	1,031

Stellantis NV	44	723

TI Fluid Systems plc (a)	262	1,075

		2,829

Total Common Stocks (Cost $298,715)		353,294

	NO. OF RIGHTS (000)
Rights — 0.0% (d)

Switzerland — 0.0% (d)

Credit Suisse Group AG, expiring 5/6/2021 * (Cost $—)	132	5

	SHARES (000)
Short-Term Investments — 5.0%

Investment Companies — 1.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (e) (f) (Cost $7,170)	7,166	7,170

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 3.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (e) (f)	9,699	9,700

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (e) (f)	1,559	1,559

Total Investment of Cash Collateral from Securities Loaned (Cost $11,259)		11,259

Total Short-Term Investments (Cost $18,429)		18,429

Total Investments — 101.4% (Cost $317,144)		371,728
Liabilities in Excess of Other Assets — (1.4)%		(5,157)

NET ASSETS — 100.0%		366,571

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	19.4%

Insurance	9.6

Metals & Mining	7.7

Oil, Gas & Consumable Fuels	6.2

Automobiles	5.6

Pharmaceuticals	3.2

Trading Companies & Distributors	2.9

Capital Markets	2.9

Household Durables	2.4

Media	2.4

Specialty Retail	2.3

Wireless Telecommunication Services	2.1

Chemicals	2.0

Industrial Conglomerates	2.0

Diversified Telecommunication Services	1.9

Machinery	1.7

Auto Components	1.6

Real Estate Management & Development	1.6

Construction Materials	1.5

Building Products	1.4

Air Freight & Logistics	1.4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Construction & Engineering	1.4%

Food & Staples Retailing	1.2

Commercial Services & Supplies	1.1

Diversified Financial Services	1.0

Others (each less than 1.0%)	8.5

Short-Term Investments	5.0

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SGPS	Holding company

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 is $9,734.
(c)	Amount rounds to less than one thousand.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	76	06/2021	EUR	3,593	74
FTSE 100 Index	18	06/2021	GBP	1,722	45
TOPIX Index	15	06/2021	JPY	2,609	(54)

					65

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
ASSETS:
Investments in non-affiliates, at value	$14,498,079	$3,838,528		$731,214		$4,635,019
Investments in affiliates, at value	—	—		181,345		79,740
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	150,955	27,074		18,345		200,569
Cash	—	—		100		27
Foreign currency, at value	—	223		250		—
Deposits at broker for futures contracts	—	822		591		—
Receivables:
Due from broker	—	—		—		5,929
Investment securities sold	65,190	18,290		3,818		6,564
Fund shares sold	17,682	20,314		237		8,844
Dividends from non-affiliates	8,298	3,941		538		13,026
Dividends from affiliates	9	15		2		4
Tax reclaims	13	55		3,749		10,238
Securities lending income (See Note 2.C.)	16	10		16		39

Total Assets	14,740,242	3,909,272		940,205		4,959,999

LIABILITIES:
Payables:
Due to custodian	9	—		—		—
Foreign currency due to custodian, at value	—	—		—		171
Investment securities purchased	24,238	7,404		168,558		49,612
Collateral received on securities loaned (See Note 2.C.)	150,955	27,074		18,345		200,569
Interfund lending	3,945	43,546		—		—
Fund shares redeemed	29,068	—	(a)	90		11,596
Variation margin on futures contracts	—	207		65		—
Accrued liabilities:
Investment advisory fees	8,071	718		291		1,670
Administration fees	794	186		37		127
Distribution fees	219	—		26		97
Service fees	1,216	—	(a)	40		140
Custodian and accounting fees	451	85		19		92
Trustees’ and Chief Compliance Officer’s fees	2	1		—	(a)	2
Deferred foreign capital gains tax	53,915	6,753		—		—
Other	406	75		90		125

Total Liabilities	273,289	86,049		187,561		264,201

Net Assets	$14,466,953	$3,823,223		$752,644		$4,695,798

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund	JPMorgan International Equity Fund
NET ASSETS:
Paid-in-Capital	$8,902,080	$2,957,105	$705,116	$3,291,844
Total distributable earnings (loss)	5,564,873	866,118	47,528	1,403,954

Total Net Assets	$14,466,953	$3,823,223	$752,644	$4,695,798

Net Assets:
Class A	$766,529	$—	$88,051	$389,716
Class C	94,860	—	12,479	10,740
Class I	5,170,999	5,015	233,882	490,044
Class L	2,584,295	—	78,629	—
Class R2	591	—	—	25,835
Class R3	9,515	—	—	—
Class R4	3,931	—	—	—
Class R5	66,215	—	—	11,124
Class R6	5,770,018	3,818,208	339,603	3,768,339

Total	$14,466,953	$3,823,223	$752,644	$4,695,798

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	17,983	—	2,951	18,913
Class C	2,310	—	473	551
Class I	118,382	228	7,683	23,395
Class L	58,680	—	2,552	—
Class R2	14	—	—	1,271
Class R3	225	—	—	—
Class R4	90	—	—	—
Class R5	1,506	—	—	528
Class R6	131,122	174,226	11,071	179,431

Net Asset Value (a):
Class A — Redemption price per share	$42.62	$—	$29.84	$20.61
Class C — Offering price per share (b)	41.07	—	26.37	19.49
Class I — Offering and redemption price per share	43.68	22.03	30.44	20.95
Class L — Offering and redemption price per share	44.04	—	30.82	—
Class R2 — Offering and redemption price per share	42.11	—	—	20.33
Class R3 — Offering and redemption price per share	42.39	—	—	—
Class R4 — Offering and redemption price per share	43.54	—	—	—
Class R5 — Offering and redemption price per share	43.95	—	—	21.05
Class R6 — Offering and redemption price per share	44.00	21.92	30.68	21.00
Class A maximum sales charge	5.25%	—%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$44.98	$—	$31.49	$21.75

Cost of investments in non-affiliates	$9,007,492	$3,045,846	$605,392	$3,462,057
Cost of investments in affiliates	—	—	181,345	79,740
Cost of foreign currency	—	224	250	—
Investment securities on loan, at value (See Note 2.C.)	142,764	25,774	17,245	186,203
Cost of investment of cash collateral (See Note 2.C.)	150,955	27,074	18,345	200,569

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$3,607,744	$117,811		$4,800,574	$353,299
Investments in affiliates, at value	66,137	6,264		98,285	7,170
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	13,190	—		251,777	11,259
Options purchased, at value	—	615		—	—
Cash	50	951		675	182
Foreign currency, at value	9,864	90		7,277	486
Deposits at broker for futures contracts	—	592		11,895	775
Deposits at broker for options contracts	—	200		—	—
Receivables:
Investment securities sold	1	—		—	—
Fund shares sold	15,613	464		5,977	1,738
Dividends from non-affiliates	9,424	390		16,826	1,833
Dividends from affiliates	5	—	(a)	7	—	(a)
Tax reclaims	3,987	334		14,163	2,428
Securities lending income (See Note 2.C.)	25	—		77	18

Total Assets	3,726,040	127,711		5,207,533	379,188

LIABILITIES:
Payables:
Investment securities purchased	9,171	—		—	457
Collateral received on securities loaned (See Note 2.C.)	13,190	—		251,777	11,259
Fund shares redeemed	1,319	209		6,528	306
Variation margin on futures contracts	—	75		842	42
Outstanding options written, at fair value	—	1,415		—	—
Accrued liabilities:
Investment advisory fees	1,517	7		680	127
Administration fees	32	—		222	—
Distribution fees	68	1		9	39
Service fees	149	25		27	35
Custodian and accounting fees	69	36		154	41
Trustees’ and Chief Compliance Officer’s fees	1	—		5	—	(a)
Other	28	21		324	311

Total Liabilities	25,544	1,789		260,568	12,617

Net Assets	$3,700,496	$125,922		$4,946,965	$366,571

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$2,856,745	$119,467	$4,168,327	$391,347
Total distributable earnings (loss)	843,751	6,455	778,638	(24,776)

Total Net Assets	$3,700,496	$125,922	$4,946,965	$366,571

Net Assets:
Class A	$269,643	$2,460	$45,609	$176,442
Class C	21,917	207	—	4,463
Class I	666,701	123,154	457,832	33,548
Class L	—	—	—	8,875
Class R2	2,334	—	—	610
Class R5	3,525	22	—	64
Class R6	2,736,376	79	4,443,524	142,569

Total	$3,700,496	$125,922	$4,946,965	$366,571

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	9,940	155	2,258	13,564
Class C	821	13	—	354
Class I	24,255	7,714	22,550	2,511
Class L	—	—	—	668
Class R2	87	—	—	48
Class R5	128	1	—	5
Class R6	99,539	5	219,658	10,789

Net Asset Value (a):
Class A — Redemption price per share	$27.13	$15.89	$20.20	$13.01
Class C — Offering price per share (b)	26.71	15.88	—	12.61
Class I — Offering and redemption price per share	27.49	15.97	20.30	13.36
Class L — Offering and redemption price per share	—	—	—	13.29
Class R2 — Offering and redemption price per share	26.88	—	—	12.79
Class R5 — Offering and redemption price per share	27.48	15.98	—	13.19
Class R6 — Offering and redemption price per share	27.49	15.99	20.23	13.21
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$28.63	$16.77	$21.32	$13.73

Cost of investments in non-affiliates	$2,661,764	$88,395	$3,626,179	$298,715
Cost of investments in affiliates	66,137	6,264	98,285	7,170
Cost of options purchased	—	1,967	—	—
Cost of foreign currency	9,864	89	7,245	486
Investment securities on loan, at value (See Note 2.C.)	12,496	—	236,779	9,734
Cost of investment of cash collateral (See Note 2.C.)	13,190	—	251,777	11,259
Premiums received from options written	—	1,891	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund	JPMorgan International Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—	$— (a)
Interest income from affiliates	—	— (a)	—	—
Dividend income from non-affiliates	61,441	26,671	7,297	49,404
Dividend income from affiliates	87	25	5	34
Non-cash dividend income from non-affiliates	—	—	361	—
Income from securities lending (net) (See Note 2.C.)	685	118	23	105
Foreign taxes withheld (net)	(8,181)	(3,122)	(711)	(4,402)

Total investment income	54,032	23,693	6,975	45,141

EXPENSES:
Investment advisory fees	48,800	4,196	1,614	9,139
Administration fees	4,902	1,259	202	1,371
Distribution fees:
Class A	908	—	103	429
Class C	351	—	47	40
Class R2	1	—	—	63
Class R3	12	—	—	—
Service fees:
Class A	908	—	103	429
Class C	117	—	16	13
Class I	6,483	2	81	532
Class L	1,224	—	35	—
Class R2	1	—	—	32
Class R3	12	—	—	—
Class R4	5	—	—	—
Class R5	32	—	—	5
Custodian and accounting fees	2,027	893	101	215
Interest expense to affiliates	4	30	2	8
Professional fees	94	52	66	70
Trustees’ and Chief Compliance Officer’s fees	33	18	14	19
Printing and mailing costs	434	12	12	65
Registration and filing fees	305	34	33	113
Transfer agency fees (See Note 2.I.)	185	11	12	55
Other	87	31	10	35

Total expenses	66,925	6,538	2,451	12,633

Less fees waived	(1,840)	(643)	(33)	(2,173)
Less expense reimbursements	(54)	(1)	—	(12)

Net expenses	65,031	5,894	2,418	10,448

Net investment income (loss)	(10,999)	17,799	4,557	34,693

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	300,556 (b)	189,027 (c)	48,096	315,590
Investments in affiliates	(42)	(7)	(2)	1
Futures contracts	—	1,614	1,108	(5,247)
Foreign currency transactions	(933)	(568)	6	1,277

Net realized gain (loss)	299,581	190,066	49,208	311,621

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,718,600 (d)	463,178 (e)	113,520	452,718
Investments in affiliates	30	1	— (a)	2
Futures contracts	—	34	245	—
Foreign currency translations	77	33	257	112

Change in net unrealized appreciation/depreciation	1,718,707	463,246	114,022	452,832

Net realized/unrealized gains (losses)	2,018,288	653,312	163,230	764,453

Change in net assets resulting from operations	$2,007,289	$671,111	$167,787	$799,146

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of $(1,685).
(c)	Net of foreign capital gains tax of $(4,557).
(d)	Net of change in foreign capital gains tax of $(35,370).
(e)	Net of change in foreign capital gains tax of $(625).

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$— (a)	$1,270	$121
Interest income from affiliates	—	—	— (a)	—
Dividend income from non-affiliates	42,839	1,816	81,103	6,970
Dividend income from affiliates	26	— (a)	52	2
Income from securities lending (net) (See Note 2.C.)	104	—	838	35
Foreign taxes withheld (net)	(3,482)	(159)	(7,189)	(603)

Total investment income	39,487	1,657	76,074	6,525

EXPENSES:
Investment advisory fees	10,016	146	5,300	911
Administration fees	1,252	44	1,988	124
Distribution fees:
Class A	237	3	57	198
Class C	71	1	—	17
Class R2	5	—	—	1
Service fees:
Class A	237	3	57	198
Class C	24	— (a)	—	6
Class I	657	144	639	40
Class L	—	—	—	4
Class R2	2	—	—	1
Class R5	2	— (a)	—	—	(a)
Custodian and accounting fees	263	37	379	72
Interest expense to affiliates	5	2	14	1
Professional fees	65	41	109	58
Trustees’ and Chief Compliance Officer’s fees	18	12	23	13
Printing and mailing costs	43	4	132	12
Registration and filing fees	69	30	8	55
Transfer agency fees (See Note 2.I.)	37	— (a)	46	9
Other	25	7	106	9

Total expenses	13,028	474	8,858	1,729

Less fees waived	(2,828)	(117)	(1,929)	(402)
Less expense reimbursements	—	— (a)	—	—	(a)

Net expenses	10,200	357	6,929	1,327

Net investment income (loss)	29,287	1,300	69,145	5,198

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	66,570	1,982	131,199	2,994
Investments in affiliates	(13)	— (a)	51	(1)
Options purchased	—	(5,652)	—	—
Futures contracts	—	965	23,954	437
Foreign currency transactions	614	(38)	(176)	42
Forward foreign currency exchange contracts	(2,654)	—	—	—
Options written	—	(4,305)	—	—

Net realized gain (loss)	64,517	(7,048)	155,028	3,472

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	582,436	27,198	1,112,902	99,743
Investments in affiliates	4	—	(78)	—	(a)
Options purchased	—	(3,755)	—	—
Futures contracts	—	268	2,176	305
Foreign currency translations	20	4	106	50
Options written	—	(1,251)	—	—

Change in net unrealized appreciation/depreciation	582,460	22,464	1,115,106	100,098

Net realized/unrealized gains (losses)	646,977	15,416	1,270,134	103,570

Change in net assets resulting from operations	$676,264	$16,716	$1,339,279	$108,768

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(10,999)	$20,921	$17,799	$48,936
Net realized gain (loss)	299,581	(21,492)	190,066	(115,392)
Change in net unrealized appreciation/depreciation	1,718,707	1,995,150	463,246	281,827

Change in net assets resulting from operations	2,007,289	1,994,579	671,111	215,371

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(3,084)	—	—
Class C	—	(79)	—	—
Class I	(4,875)	(15,303)	(1)	— (a)
Class L	(3,336)	(8,491)	—	—
Class R2	—	(1)	—	—
Class R3	—	(21)	—	—
Class R4	(1)	(11)	—	—
Class R5	(80)	(349)	—	—
Class R6	(10,851)	(29,101)	(50,836)	(24,046)

Total distributions to shareholders	(19,143)	(56,440)	(50,837)	(24,046)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,258,582	2,968,409	362,607	558,443

NET ASSETS:
Change in net assets	3,246,728	4,906,548	982,881	749,768
Beginning of period	11,220,225	6,313,677	2,840,342	2,090,574

End of period	$14,466,953	$11,220,225	$3,823,223	$2,840,342

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,557	$6,920	$34,693	$43,858
Net realized gain (loss)	49,208	(16,079)	311,621	(49,374)
Change in net unrealized appreciation/depreciation	114,022	(32,885)	452,832	(39,646)

Change in net assets resulting from operations	167,787	(42,044)	799,146	(45,162)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(839)	(2,780)	(3,040)	(9,505)
Class C	(80)	(497)	(42)	(344)
Class I	(772)	(2,605)	(4,786)	(6,207)
Class L	(920)	(2,069)	—	—
Class R2	—	—	(292)	(65)
Class R5	—	—	(99)	(124)
Class R6	(4,405)	(8,878)	(33,732)	(80,146)

Total distributions to shareholders	(7,016)	(16,829)	(41,991)	(96,391)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	153,045	(44,544)	1,007,721	75,469

NET ASSETS:
Change in net assets	313,816	(103,417)	1,764,876	(66,084)
Beginning of period	438,828	542,245	2,930,922	2,997,006

End of period	$752,644	$438,828	$4,695,798	$2,930,922

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,287	$34,949	$1,300	$2,110
Net realized gain (loss)	64,517	(143,255)	(7,048)	(16,164)
Change in net unrealized appreciation/depreciation	582,460	231,375	22,464	5,164

Change in net assets resulting from operations	676,264	123,069	16,716	(8,890)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,160)	(46)	(29)	(5)
Class C	(42)	—	(1)	(1)
Class I	(4,485)	(431)	(2,175)	(1,362)
Class R2	(10)	—	—	—
Class R5	(32)	(9)	(1)	— (a)
Class R6	(28,297)	(10,047)	(1)	(1)

Total distributions to shareholders	(34,026)	(10,533)	(2,207)	(1,369)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	256,588	89,493	(25,855)	87,285

NET ASSETS:
Change in net assets	898,826	202,029	(11,346)	77,026
Beginning of period	2,801,670	2,599,641	137,268	60,242

End of period	$3,700,496	$2,801,670	$125,922	$137,268

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$69,145	$115,593	$5,198	$9,086
Net realized gain (loss)	155,028	(384,441)	3,472	(39,947)
Change in net unrealized appreciation/depreciation	1,115,106	(159,055)	100,098	(40,074)

Change in net assets resulting from operations	1,339,279	(427,903)	108,768	(70,935)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(402)	(5,482)	(4,156)	(7,133)
Class C	—	—	(106)	(299)
Class I	(10,216)	(6,829)	(914)	(1,823)
Class L	—	—	(192)	(1,237)
Class R2	—	—	(11)	(21)
Class R5	—	—	(3)	(4)
Class R6	(95,880)	(143,050)	(3,877)	(5,532)

Total distributions to shareholders	(106,498)	(155,361)	(9,259)	(16,049)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,148,165)	611,139	(802)	(38,424)

NET ASSETS:
Change in net assets	84,616	27,875	98,707	(125,408)
Beginning of period	4,862,349	4,834,474	267,864	393,272

End of period	$4,946,965	$4,862,349	$366,571	$267,864

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$186,166	$396,625	$—	$—
Distributions reinvested	—	3,026	—	—
Cost of shares redeemed	(97,070)	(433,578)	—	—

Change in net assets resulting from Class A capital transactions	$89,096	$(33,927)	$—	$—

Class C
Proceeds from shares issued	$19,638	$25,207	$—	$—
Distributions reinvested	—	76	—	—
Cost of shares redeemed	(9,804)	(21,149)	—	—

Change in net assets resulting from Class C capital transactions	$9,834	$4,134	$—	$—

Class I
Proceeds from shares issued	$1,717,105	$2,957,574	$5,230	$32
Distributions reinvested	4,534	13,741	1	— (a)
Cost of shares redeemed	(1,297,255)	(1,376,247)	(127)	(6)

Change in net assets resulting from Class I capital transactions	$424,384	$1,595,068	$5,104	$26

Class L
Proceeds from shares issued	$736,778	$1,047,160	$—	$—
Distributions reinvested	3,299	8,347	—	—
Cost of shares redeemed	(368,174)	(412,630)	—	—

Change in net assets resulting from Class L capital transactions	$371,903	$642,877	$—	$—

Class R2
Proceeds from shares issued	$339	$281	$—	$—
Distributions reinvested	—	1	—	—
Cost of shares redeemed	(236)	(78)	—	—

Change in net assets resulting from Class R2 capital transactions	$103	$204	$—	$—

Class R3
Proceeds from shares issued	$5,786	$3,952	$—	$—
Distributions reinvested	—	21	—	—
Cost of shares redeemed	(3,207)	(1,457)	—	—

Change in net assets resulting from Class R3 capital transactions	$2,579	$2,516	$—	$—

Class R4
Proceeds from shares issued	$995	$2,143	$—	$—
Distributions reinvested	1	11	—	—
Cost of shares redeemed	(516)	(1,072)	—	—

Change in net assets resulting from Class R4 capital transactions	$480	$1,082	$—	$—

Class R5
Proceeds from shares issued	$13,191	$24,137	$—	$—
Distributions reinvested	79	349	—	—
Cost of shares redeemed	(14,455)	(18,654)	—	—

Change in net assets resulting from Class R5 capital transactions	$(1,185)	$5,832	$—	$—

Class R6
Proceeds from shares issued	$1,956,907	$2,138,500	$972,167	$1,073,935
Distributions reinvested	9,926	28,461	50,835	24,046
Cost of shares redeemed	(1,605,445)	(1,416,338)	(665,499)	(539,564)

Change in net assets resulting from Class R6 capital transactions	$361,388	$750,623	$357,503	$558,417

Total change in net assets resulting from capital transactions	$1,258,582	$2,968,409	$362,607	$558,443

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	4,409	12,772	—	—
Reinvested	—	95	—	—
Redeemed	(2,289)	(14,443)	—	—

Change in Class A Shares	2,120	(1,576)	—	—

Class C
Issued	490	824	—	—
Reinvested	—	2	—	—
Redeemed	(236)	(725)	—	—

Change in Class C Shares	254	101	—	—

Class I
Issued	39,911	95,381	232	2
Reinvested	106	423	— (a)	—	(a)
Redeemed	(29,206)	(44,282)	(6)	—	(a)

Change in Class I Shares	10,811	51,522	226	2

Class L
Issued	16,920	33,441	—	—
Reinvested	77	255	—	—
Redeemed	(8,196)	(13,684)	—	—

Change in Class L Shares	8,801	20,012	—	—

Class R2
Issued	8	8	—	—
Reinvested	—	— (a)	—	—
Redeemed	(5)	(2)	—	—

Change in Class R2 Shares	3	6	—	—

Class R3
Issued	142	133	—	—
Reinvested	—	1	—	—
Redeemed	(77)	(46)	—	—

Change in Class R3 Shares	65	88	—	—

Class R4
Issued	22	70	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(12)	(32)	—	—

Change in Class R4 Shares	10	38	—	—

Class R5
Issued	298	754	—	—
Reinvested	2	11	—	—
Redeemed	(336)	(575)	—	—

Change in Class R5 Shares	(36)	190	—	—

Class R6
Issued	44,835	67,487	45,275	63,278
Reinvested	232	871	2,474	1,356
Redeemed	(36,492)	(43,707)	(31,196)	(31,422)

Change in Class R6 Shares	8,575	24,651	16,553	33,212

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,766	$3,883	$80,553	$169,254
Distributions reinvested	805	2,695	3,016	9,447
Cost of shares redeemed	(9,783)	(24,956)	(26,492)	(221,474)

Change in net assets resulting from Class A capital transactions	$(6,212)	$(18,378)	$57,077	$(42,773)

Class C
Proceeds from shares issued	$106	$157	$930	$1,292
Distributions reinvested	79	476	42	324
Cost of shares redeemed	(2,747)	(7,338)	(1,934)	(6,218)

Change in net assets resulting from Class C capital transactions	$(2,562)	$(6,705)	$(962)	$(4,602)

Class I
Proceeds from shares issued	$171,633	$5,175	$113,825	$268,211
Distributions reinvested	721	2,443	4,774	6,146
Cost of shares redeemed	(7,733)	(31,660)	(55,485)	(119,723)

Change in net assets resulting from Class I capital transactions	$164,621	$(24,042)	$63,114	$154,634

Class L
Proceeds from shares issued	$5,018	$11,572	$—	$—
Distributions reinvested	917	2,057	—	—
Cost of shares redeemed	(3,990)	(16,771)	—	—

Change in net assets resulting from Class L capital transactions	$1,945	$(3,142)	$—	$—

Class R2
Proceeds from shares issued	$—	$—	$3,462	$21,952
Distributions reinvested	—	—	289	59
Cost of shares redeemed	—	—	(4,565)	(1,444)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(814)	$20,567

Class R5
Proceeds from shares issued	$—	$—	$3,453	$5,313
Distributions reinvested	—	—	95	123
Cost of shares redeemed	—	—	(1,171)	(1,904)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$2,377	$3,532

Class R6
Proceeds from shares issued	$2,120	$7,681	$1,402,039	$357,449
Distributions reinvested	4,405	8,878	33,605	80,145
Cost of shares redeemed	(11,272)	(8,836)	(548,715)	(493,483)

Change in net assets resulting from Class R6 capital transactions	$(4,747)	$7,723	$886,929	$(55,889)

Total change in net assets resulting from capital transactions	$153,045	$(44,544)	$1,007,721	$75,469

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	98	171	4,099	10,373
Reinvested	31	110	155	541
Redeemed	(361)	(1,151)	(1,359)	(13,903)

Change in Class A Shares	(232)	(870)	2,895	(2,989)

Class C
Issued	5	8	50	87
Reinvested	3	22	2	20
Redeemed	(115)	(372)	(104)	(397)

Change in Class C Shares	(107)	(342)	(52)	(290)

Class I
Issued	5,544	220	5,686	16,370
Reinvested	27	97	242	346
Redeemed	(279)	(1,425)	(2,782)	(7,334)

Change in Class I Shares	5,292	(1,108)	3,146	9,382

Class L
Issued	178	539	—	—
Reinvested	34	81	—	—
Redeemed	(144)	(758)	—	—

Change in Class L Shares	68	(138)	—	—

Class R2
Issued	—	—	178	1,274
Reinvested	—	—	15	3
Redeemed	—	—	(233)	(88)

Change in Class R2 Shares	—	—	(40)	1,189

Class R5
Issued	—	—	168	306
Reinvested	—	—	5	7
Redeemed	—	—	(59)	(114)

Change in Class R5 Shares	—	—	114	199

Class R6
Issued	70	382	68,816	21,701
Reinvested	163	352	1,702	4,510
Redeemed	(397)	(394)	(27,309)	(29,522)

Change in Class R6 Shares	(164)	340	43,209	(3,311)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$114,855	$45,058	$1,110	$1,699
Distributions reinvested	1,132	45	29	5
Cost of shares redeemed	(14,998)	(28,905)	(473)	(397)

Change in net assets resulting from Class A capital transactions	$100,989	$16,198	$666	$1,307

Class C
Proceeds from shares issued	$4,647	$2,592	$81	$7
Distributions reinvested	42	—	1	1
Cost of shares redeemed	(1,859)	(5,887)	(7)	(1)

Change in net assets resulting from Class C capital transactions	$2,830	$(3,295)	$75	$7

Class I
Proceeds from shares issued	$284,632	$291,678	$27,849	$109,266
Distributions reinvested	4,249	415	2,032	1,362
Cost of shares redeemed	(85,888)	(100,152)	(56,532)	(24,658)

Change in net assets resulting from Class I capital transactions	$202,993	$191,941	$(26,651)	$85,970

Class R2
Proceeds from shares issued	$685	$851	$—	$—
Distributions reinvested	10	—	—	—
Cost of shares redeemed	(157)	(499)	—	—

Change in net assets resulting from Class R2 capital transactions	$538	$352	$—	$—

Class R5
Proceeds from shares issued	$248	$506	$—	$—	(a)
Distributions reinvested	32	9	— (a)	—	(a)
Cost of shares redeemed	(166)	(962)	—	—	(a)

Change in net assets resulting from Class R5 capital transactions	$114	$(447)	$— (a)	$—	(a)

Class R6
Proceeds from shares issued	$249,602	$289,243	$66	$—	(a)
Distributions reinvested	28,297	10,047	1	1
Cost of shares redeemed	(328,775)	(414,546)	(12)	—	(a)

Change in net assets resulting from Class R6 capital transactions	$(50,876)	$(115,256)	$55	$1

Total change in net assets resulting from capital transactions	$256,588	$89,493	$(25,855)	$87,285

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	4,336	2,122	72	117
Reinvested	45	2	2	—	(a)
Redeemed	(581)	(1,405)	(30)	(27)

Change in Class A Shares	3,800	719	44	90

Class C
Issued	178	121	6	—	(a)
Reinvested	2	—	— (a)	—	(a)
Redeemed	(72)	(292)	(1)	—	(a)

Change in Class C Shares	108	(171)	5	—	(a)

Class I
Issued	10,677	13,175	1,797	7,402
Reinvested	165	18	135	86
Redeemed	(3,205)	(4,869)	(3,777)	(1,758)

Change in Class I Shares	7,637	8,324	(1,845)	5,730

Class R2
Issued	27	42	—	—
Reinvested	— (a)	—	—	—
Redeemed	(6)	(26)	—	—

Change in Class R2 Shares	21	16	—	—

Class R5
Issued	9	23	—	—
Reinvested	1	1	— (a)	—	(a)
Redeemed	(6)	(44)	—	—

Change in Class R5 Shares	4	(20)	— (a)	—	(a)

Class R6
Issued	9,311	13,486	4	—
Reinvested	1,099	444	— (a)	1
Redeemed	(12,423)	(18,953)	(1)	—

Change in Class R6 Shares	(2,013)	(5,023)	3	1

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,088	$204,761	$16,925	$21,982
Distributions reinvested	389	5,420	4,095	7,043
Cost of shares redeemed	(20,179)	(359,092)	(17,465)	(43,855)

Change in net assets resulting from Class A capital transactions	$(18,702)	$(148,911)	$3,555	$(14,830)

Class C
Proceeds from shares issued	$—	$—	$70	$250
Distributions reinvested	—	—	104	270
Cost of shares redeemed	—	—	(1,402)	(3,916)

Change in net assets resulting from Class C capital transactions	$—	$—	$(1,228)	$(3,396)

Class I
Proceeds from shares issued	$60,016	$542,183	$3,047	$5,772
Distributions reinvested	10,212	6,822	829	1,679
Cost of shares redeemed	(202,213)	(236,810)	(6,860)	(15,094)

Change in net assets resulting from Class I capital transactions	$(131,985)	$312,195	$(2,984)	$(7,643)

Class L
Proceeds from shares issued	$—	$—	$2,239	$1,161
Distributions reinvested	—	—	179	569
Cost of shares redeemed	—	—	(1,222)	(20,800)

Change in net assets resulting from Class L capital transactions	$—	$—	$1,196	$(19,070)

Class R2
Proceeds from shares issued	$—	$—	$134	$151
Distributions reinvested	—	—	11	17
Cost of shares redeemed	—	—	(92)	(319)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$53	$(151)

Class R5
Proceeds from shares issued	$—	$—	$17	$42
Distributions reinvested	—	—	3	4
Cost of shares redeemed	—	—	(60)	(36)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(40)	$10

Class R6
Proceeds from shares issued	$155,499	$899,967	$21,890	$45,862
Distributions reinvested	95,880	143,050	3,621	5,075
Cost of shares redeemed	(1,248,857)	(595,162)	(26,865)	(44,281)

Change in net assets resulting from Class R6 capital transactions	$(997,478)	$447,855	$(1,354)	$6,656

Total change in net assets resulting from capital transactions	$(1,148,165)	$611,139	$(802)	$(38,424)

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	58	13,389	1,380	2,106
Reinvested	21	298	356	572
Redeemed	(1,111)	(22,291)	(1,467)	(4,229)

Change in Class A Shares	(1,032)	(8,604)	269	(1,551)

Class C
Issued	—	—	5	24
Reinvested	—	—	10	23
Redeemed	—	—	(121)	(379)

Change in Class C Shares	—	—	(106)	(332)

Class I
Issued	3,139	33,409	238	509
Reinvested	540	371	70	133
Redeemed	(10,564)	(14,565)	(556)	(1,512)

Change in Class I Shares	(6,885)	19,215	(248)	(870)

Class L
Issued	—	—	173	105
Reinvested	—	—	15	46
Redeemed	—	—	(98)	(2,000)

Change in Class L Shares	—	—	90	(1,849)

Class R2
Issued	—	—	12	15
Reinvested	—	—	1	1
Redeemed	—	—	(9)	(32)

Change in Class R2 Shares	—	—	4	(16)

Class R5
Issued	—	—	2	5
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(5)	(4)

Change in Class R5 Shares	—	—	(3)	1

Class R6
Issued	7,966	53,807	1,778	4,448
Reinvested	5,089	7,817	310	407
Redeemed	(64,537)	(35,464)	(2,215)	(4,069)

Change in Class R6 Shares	(51,482)	26,160	(127)	786

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$36.44	$(0.10)	$6.28	$6.18	$—
Year Ended October 31, 2020	30.07	(0.02)	6.56	6.54	(0.17)
Year Ended October 31, 2019	23.84	0.19	6.16	6.35	(0.12)
Year Ended October 31, 2018	27.58	0.14	(3.84)	(3.70)	(0.04)
Year Ended October 31, 2017	21.79	0.09	5.80	5.89	(0.10)
Year Ended October 31, 2016	19.53	0.09	2.28	2.37	(0.11)

Class C
Six Months Ended April 30, 2021 (Unaudited)	35.20	(0.20)	6.07	5.87	—
Year Ended October 31, 2020	29.07	(0.18)	6.35	6.17	(0.04)
Year Ended October 31, 2019	23.08	0.04	5.98	6.02	(0.03)
Year Ended October 31, 2018	26.80	0.02	(3.74)	(3.72)	— (f)
Year Ended October 31, 2017	21.18	(0.04)	5.67	5.63	(0.01)
Year Ended October 31, 2016	18.96	(0.01)	2.23	2.22	—

Class I
Six Months Ended April 30, 2021 (Unaudited)	37.34	(0.05)	6.43	6.38	(0.04)
Year Ended October 31, 2020	30.79	0.05	6.75	6.80	(0.25)
Year Ended October 31, 2019	24.45	0.27	6.29	6.56	(0.22)
Year Ended October 31, 2018	28.29	0.24	(3.96)	(3.72)	(0.12)
Year Ended October 31, 2017	22.33	0.16	5.94	6.10	(0.14)
Year Ended October 31, 2016	19.98	0.13	2.35	2.48	(0.13)

Class L
Six Months Ended April 30, 2021 (Unaudited)	37.64	(0.03)	6.49	6.46	(0.06)
Year Ended October 31, 2020	31.03	0.08	6.80	6.88	(0.27)
Year Ended October 31, 2019	24.63	0.29	6.35	6.64	(0.24)
Year Ended October 31, 2018	28.49	0.26	(3.99)	(3.73)	(0.13)
Year Ended October 31, 2017	22.49	0.21	5.96	6.17	(0.17)
Year Ended October 31, 2016	20.15	0.17	2.35	2.52	(0.18)

Class R2
Six Months Ended April 30, 2021 (Unaudited)	36.06	(0.16)	6.21	6.05	—
Year Ended October 31, 2020	29.78	(0.13)	6.52	6.39	(0.11)
Year Ended October 31, 2019	23.73	0.08	6.13	6.21	(0.16)
Year Ended October 31, 2018	27.57	0.07	(3.83)	(3.76)	(0.08)
July 31, 2017 (g) through October 31, 2017	26.40	(0.01)	1.18	1.17	—

Class R3
Six Months Ended April 30, 2021 (Unaudited)	36.25	(0.12)	6.26	6.14	—
Year Ended October 31, 2020	29.96	(0.05)	6.55	6.50	(0.21)
Year Ended October 31, 2019	23.78	0.25	6.06	6.31	(0.13)
Year Ended October 31, 2018	27.59	0.22	(3.92)	(3.70)	(0.11)
July 31, 2017 (g) through October 31, 2017	26.40	0.01	1.18	1.19	—

Class R4
Six Months Ended April 30, 2021 (Unaudited)	37.20	(0.06)	6.42	6.36	(0.02)
Year Ended October 31, 2020	30.68	0.04	6.70	6.74	(0.22)
Year Ended October 31, 2019	24.42	0.27	6.25	6.52	(0.26)
Year Ended October 31, 2018	28.28	0.18	(3.91)	(3.73)	(0.13)
July 31, 2017 (g) through October 31, 2017	27.05	0.02	1.21	1.23	—

Class R5
Six Months Ended April 30, 2021 (Unaudited)	37.56	(0.03)	6.47	6.44	(0.05)
Year Ended October 31, 2020	30.96	0.08	6.78	6.86	(0.26)
Year Ended October 31, 2019	24.60	0.31	6.31	6.62	(0.26)
Year Ended October 31, 2018	28.47	0.39	(4.11)	(3.72)	(0.15)
Year Ended October 31, 2017	22.49	0.15	6.01	6.16	(0.18)
September 9, 2016 (g) through October 31, 2016	22.40	0.01	0.08	0.09	—

Class R6
Six Months Ended April 30, 2021 (Unaudited)	37.61	(0.01)	6.48	6.47	(0.08)
Year Ended October 31, 2020	31.00	0.12	6.78	6.90	(0.29)
Year Ended October 31, 2019	24.60	0.31	6.35	6.66	(0.26)
Year Ended October 31, 2018	28.46	0.29	(3.99)	(3.70)	(0.16)
Year Ended October 31, 2017	22.46	0.21	5.98	6.19	(0.19)
Year Ended October 31, 2016	20.13	0.19	2.35	2.54	(0.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$42.62	16.96%	$766,529	1.24%	(0.48)%	1.30%	15%
36.44	21.84	578,112	1.24	(0.06)	1.33	15
30.07	26.77	524,357	1.24	0.69	1.47	34
23.84	(13.44)	369,490	1.24	0.51	1.52	13
27.58	27.22	525,451	1.35	0.36	1.58	22
21.79	12.25	411,713	1.44	0.44	1.76	23

41.07	16.68	94,860	1.73	(0.98)	1.79	15
35.20	21.24	72,364	1.74	(0.58)	1.83	15
29.07	26.12	56,830	1.74	0.15	1.98	34
23.08	(13.87)	43,612	1.74	0.06	2.02	13
26.80	26.58	48,497	1.85	(0.15)	2.09	22
21.18	11.71	39,568	1.95	(0.06)	2.26	23

43.68	17.09	5,170,999	0.99	(0.23)	1.04	15
37.34	22.19	4,016,180	0.99	0.15	1.07	15
30.79	27.04	1,725,882	0.99	0.94	1.21	34
24.45	(13.23)	773,142	0.99	0.84	1.26	13
28.29	27.54	629,451	1.10	0.62	1.30	22
22.33	12.51	301,959	1.20	0.66	1.43	23

44.04	17.17	2,584,295	0.88	(0.13)	0.89	15
37.64	22.29	1,877,489	0.89	0.25	0.92	15
31.03	27.20	926,781	0.89	1.00	1.06	34
24.63	(13.16)	475,997	0.89	0.91	1.11	13
28.49	27.72	430,860	0.95	0.84	1.14	22
22.49	12.71	390,647	1.04	0.84	1.22	23

42.11	16.78	591	1.53	(0.78)	1.74	15
36.06	21.51	414	1.54	(0.41)	2.00	15
29.78	26.35	145	1.54	0.31	2.26	34
23.73	(13.69)	95	1.54	0.26	2.04	13
27.57	4.43	21	1.60	(0.17)	1.80	22

42.39	16.94	9,515	1.29	(0.55)	1.29	15
36.25	21.80	5,797	1.29	(0.15)	1.33	15
29.96	26.67	2,151	1.29	0.90	1.49	34
23.78	(13.49)	341	1.29	0.81	1.59	13
27.59	4.51	21	1.35	0.08	1.55	22

43.54	17.10	3,931	1.04	(0.29)	1.05	15
37.20	22.09	2,962	1.04	0.12	1.08	15
30.68	26.98	1,300	1.04	0.94	1.23	34
24.42	(13.25)	26	1.04	0.63	1.62	13
28.28	4.55	21	1.10	0.33	1.30	22

43.95	17.16	66,215	0.89	(0.15)	0.90	15
37.56	22.29	57,909	0.89	0.26	0.93	15
30.96	27.19	41,872	0.89	1.08	1.08	34
24.60	(13.14)	1,672	0.89	1.37	1.11	13
28.47	27.72	217	0.95	0.58	3.36	22
22.49	0.40	20	0.90	0.28	1.08	23

44.00	17.21	5,770,018	0.79	(0.04)	0.79	15
37.61	22.39	4,608,998	0.79	0.37	0.82	15
31.00	27.36	3,034,359	0.79	1.09	0.96	34
24.60	(13.08)	2,936,830	0.79	1.00	1.01	13
28.46	27.87	2,813,349	0.85	0.85	1.01	22
22.46	12.83	1,980,671	0.94	0.96	1.08	23

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Six Months Ended April 30, 2021 (Unaudited)	$18.11	$0.12	$4.11	$4.23	$(0.31)	$—	$(0.31)
Year Ended October 31, 2020	16.78	0.33	1.04	1.37	—	(0.04)	(0.04)
January 30, 2019 (f) through October 31, 2019	16.22	0.31	0.25	0.56	—	—	—

Class R6
Six Months Ended April 30, 2021 (Unaudited)	18.01	0.11	4.11	4.22	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.80	0.31	1.07	1.38	(0.13)	(0.04)	(0.17)
December 11, 2018 (h) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$22.03	23.45%	$5,015	0.45%		1.13%		0.79%		36%
18.11	8.15	33	0.45		1.98		1.39		47
16.78	3.45	5	0.44	(g)	2.52	(g)	0.70	(g)	28

21.92	23.57	3,818,208	0.35		1.06		0.39		36
18.01	8.22	2,840,309	0.35		1.87		0.41		47
16.80	12.60	2,090,569	0.34	(g)	2.90	(g)	0.46	(g)	28

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$21.64	$0.18	$8.29	$8.47	$(0.27)
Year Ended October 31, 2020	24.25	0.25	(2.16)	(1.91)	(0.70)
Year Ended October 31, 2019	23.01	0.61	1.18	1.79	(0.55)
Year Ended October 31, 2018	27.04	0.42	(4.08)	(3.66)	(0.37)
Year Ended October 31, 2017	21.94	0.37	5.15	5.52	(0.42)
Year Ended October 31, 2016	24.41	0.37	(2.55)	(2.18)	(0.29)

Class C
Six Months Ended April 30, 2021 (Unaudited)	19.10	0.09	7.33	7.42	(0.15)
Year Ended October 31, 2020	21.47	0.12	(1.91)	(1.79)	(0.58)
Year Ended October 31, 2019	20.39	0.44	1.06	1.50	(0.42)
Year Ended October 31, 2018	24.00	0.25	(3.62)	(3.37)	(0.24)
Year Ended October 31, 2017	19.52	0.23	4.58	4.81	(0.33)
Year Ended October 31, 2016	21.77	0.23	(2.27)	(2.04)	(0.21)

Class I
Six Months Ended April 30, 2021 (Unaudited)	22.10	0.21	8.46	8.67	(0.33)
Year Ended October 31, 2020	24.75	0.31	(2.19)	(1.88)	(0.77)
Year Ended October 31, 2019	23.48	0.67	1.21	1.88	(0.61)
Year Ended October 31, 2018	27.60	0.49	(4.17)	(3.68)	(0.44)
Year Ended October 31, 2017	22.37	0.46	5.25	5.71	(0.48)
Year Ended October 31, 2016	24.83	0.44	(2.59)	(2.15)	(0.31)

Class L
Six Months Ended April 30, 2021 (Unaudited)	22.38	0.25	8.56	8.81	(0.37)
Year Ended October 31, 2020	25.05	0.35	(2.23)	(1.88)	(0.79)
Year Ended October 31, 2019	23.70	0.65	1.27	1.92	(0.57)
Year Ended October 31, 2018	27.85	0.51	(4.18)	(3.67)	(0.48)
Year Ended October 31, 2017	22.61	0.52	5.27	5.79	(0.55)
Year Ended October 31, 2016	25.13	0.49	(2.60)	(2.11)	(0.41)

Class R6
Six Months Ended April 30, 2021 (Unaudited)	22.29	0.26	8.52	8.78	(0.39)
Year Ended October 31, 2020	24.96	0.37	(2.22)	(1.85)	(0.82)
Year Ended October 31, 2019	23.70	0.75	1.19	1.94	(0.68)
October 1, 2018 (f) through October 31, 2018	26.32	0.01	(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$29.84	39.31%	$88,051	1.24%	1.33%	1.28%	56%
21.64	(8.21)	68,882	1.24	1.09	1.28	159
24.25	8.14	98,294	1.24	2.67	1.31	83
23.01	(13.72)	124,681	1.24	1.58	1.29	149
27.04	25.65	165,020	1.36	1.52	1.36	189
21.94	(8.98)	162,767	1.42	1.66	1.43	142

26.37	38.93	12,479	1.74	0.78	1.78	56
19.10	(8.68)	11,082	1.74	0.59	1.77	159
21.47	7.64	19,798	1.74	2.15	1.80	83
20.39	(14.18)	31,125	1.74	1.08	1.79	149
24.00	25.02	46,615	1.85	1.07	1.86	189
19.52	(9.42)	50,152	1.91	1.16	1.92	142

30.44	39.43	233,882	0.99	1.53	1.02	56
22.10	(7.98)	52,841	0.99	1.33	1.01	159
24.75	8.44	86,582	0.99	2.86	1.05	83
23.48	(13.53)	139,858	0.99	1.84	1.04	149
27.60	26.06	187,678	1.06	1.85	1.07	189
22.37	(8.73)	145,080	1.10	1.95	1.10	142

30.82	39.58	78,629	0.86	1.77	0.86	56
22.38	(7.86)	55,597	0.85	1.49	0.86	159
25.05	8.49	65,686	0.89	2.77	0.90	83
23.70	(13.41)	389,665	0.88	1.88	0.89	149
27.85	26.22	578,183	0.90	2.07	0.91	189
22.61	(8.48)	424,388	0.90	2.16	0.90	142

30.68	39.64	339,603	0.76	1.84	0.76	56
22.29	(7.79)	250,426	0.75	1.61	0.76	159
24.96	8.65	271,885	0.79	3.17	0.79	83
23.70	(9.95)	18	0.82	0.67	0.83	149

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$16.47	$0.14	$4.18	$4.32	$(0.18)	$—	$(0.18)
Year Ended October 31, 2020	17.27	0.19	(0.49)	(0.30)	(0.50)	—	(0.50)
Year Ended October 31, 2019	15.56	0.33	1.89	2.22	(0.33)	(0.18)	(0.51)
Year Ended October 31, 2018	17.81	0.33	(2.33)	(2.00)	(0.25)	—	(0.25)
Year Ended October 31, 2017	14.24	0.22	3.39	3.61	(0.04)	—	(0.04)
Year Ended October 31, 2016	14.75	0.22	(0.51)	(0.29)	(0.22)	—	(0.22)

Class C
Six Months Ended April 30, 2021 (Unaudited)	15.53	0.07	3.96	4.03	(0.07)	—	(0.07)
Year Ended October 31, 2020	16.29	0.09	(0.45)	(0.36)	(0.40)	—	(0.40)
Year Ended October 31, 2019	14.68	0.23	1.80	2.03	(0.24)	(0.18)	(0.42)
Year Ended October 31, 2018	16.83	0.25	(2.23)	(1.98)	(0.17)	—	(0.17)
Year Ended October 31, 2017	13.50	0.12	3.22	3.34	(0.01)	—	(0.01)
Year Ended October 31, 2016	14.02	0.13	(0.47)	(0.34)	(0.18)	—	(0.18)

Class I
Six Months Ended April 30, 2021 (Unaudited)	16.76	0.17	4.25	4.42	(0.23)	—	(0.23)
Year Ended October 31, 2020	17.56	0.21	(0.47)	(0.26)	(0.54)	—	(0.54)
Year Ended October 31, 2019	15.82	0.36	1.93	2.29	(0.37)	(0.18)	(0.55)
Year Ended October 31, 2018	18.09	0.41	(2.40)	(1.99)	(0.28)	—	(0.28)
Year Ended October 31, 2017	14.45	0.26	3.44	3.70	(0.06)	—	(0.06)
Year Ended October 31, 2016	14.95	0.24	(0.48)	(0.24)	(0.26)	—	(0.26)

Class R2
Six Months Ended April 30, 2021 (Unaudited)	16.31	0.10	4.14	4.24	(0.22)	—	(0.22)
Year Ended October 31, 2020	17.14	0.13	(0.48)	(0.35)	(0.48)	—	(0.48)
Year Ended October 31, 2019	15.44	0.28	1.88	2.16	(0.28)	(0.18)	(0.46)
Year Ended October 31, 2018	17.70	0.29	(2.33)	(2.04)	(0.22)	—	(0.22)
Year Ended October 31, 2017	14.17	0.17	3.38	3.55	(0.02)	—	(0.02)
Year Ended October 31, 2016	14.69	0.18	(0.50)	(0.32)	(0.20)	—	(0.20)

Class R5
Six Months Ended April 30, 2021 (Unaudited)	16.85	0.19	4.26	4.45	(0.25)	—	(0.25)
Year Ended October 31, 2020	17.60	0.24	(0.48)	(0.24)	(0.51)	—	(0.51)
Year Ended October 31, 2019	15.85	0.38	1.94	2.32	(0.39)	(0.18)	(0.57)
Year Ended October 31, 2018	18.13	0.41	(2.40)	(1.99)	(0.29)	—	(0.29)
Year Ended October 31, 2017	14.47	0.21	3.52	3.73	(0.07)	—	(0.07)
Year Ended October 31, 2016	14.97	0.27	(0.49)	(0.22)	(0.28)	—	(0.28)

Class R6
Six Months Ended April 30, 2021 (Unaudited)	16.81	0.20	4.25	4.45	(0.26)	—	(0.26)
Year Ended October 31, 2020	17.61	0.26	(0.49)	(0.23)	(0.57)	—	(0.57)
Year Ended October 31, 2019	15.86	0.40	1.93	2.33	(0.40)	(0.18)	(0.58)
Year Ended October 31, 2018	18.13	0.43	(2.39)	(1.96)	(0.31)	—	(0.31)
Year Ended October 31, 2017	14.46	0.29	3.46	3.75	(0.08)	—	(0.08)
Year Ended October 31, 2016	14.97	0.29	(0.51)	(0.22)	(0.29)	—	(0.29)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$20.61	26.31%	$389,716	0.95%	1.43%	1.11%	26%
16.47	(1.88)	263,791	0.95	1.17	1.12	28
17.27	14.93	328,312	0.95	2.03	1.22	25
15.56	(11.42)	240,394	0.95	1.88	1.32	33
17.81	25.43	302,130	1.23	1.39	1.35	17
14.24	(1.83)	216,932	1.31	1.62	1.49	11

19.49	25.99	10,740	1.45	0.80	1.62	26
15.53	(2.38)	9,358	1.45	0.61	1.62	28
16.29	14.39	14,549	1.45	1.51	1.74	25
14.68	(11.89)	18,899	1.45	1.48	1.83	33
16.83	24.79	24,281	1.74	0.83	1.88	17
13.50	(2.31)	22,235	1.81	0.97	2.06	11

20.95	26.48	490,044	0.70	1.68	0.86	26
16.76	(1.64)	339,416	0.70	1.26	0.86	28
17.56	15.20	190,885	0.70	2.22	0.96	25
15.82	(11.20)	179,831	0.70	2.30	1.06	33
18.09	25.69	139,715	0.99	1.59	1.10	17
14.45	(1.50)	94,362	1.06	1.69	1.24	11

20.33	26.10	25,835	1.25	1.03	1.45	26
16.31	(2.21)	21,379	1.25	0.79	1.37	28
17.14	14.58	2,099	1.25	1.75	1.57	25
15.44	(11.68)	1,833	1.25	1.64	1.60	33
17.70	25.12	2,096	1.49	1.07	1.71	17
14.17	(2.08)	1,461	1.56	1.28	1.95	11

21.05	26.49	11,124	0.60	1.86	0.71	26
16.85	(1.52)	6,970	0.60	1.41	0.72	28
17.60	15.38	3,778	0.60	2.31	0.83	25
15.85	(11.16)	19,516	0.60	2.31	0.91	33
18.13	25.88	21,891	0.84	1.36	0.93	17
14.47	(1.34)	58,836	0.86	1.93	1.02	11

21.00	26.57	3,768,339	0.50	1.99	0.60	26
16.81	(1.46)	2,290,008	0.50	1.56	0.61	28
17.61	15.50	2,457,383	0.50	2.46	0.72	25
15.86	(11.04)	3,808,621	0.50	2.42	0.81	33
18.13	26.04	3,516,978	0.74	1.84	0.81	17
14.46	(1.36)	3,030,640	0.81	2.05	0.91	11

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Focus Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$22.07	$0.21		$5.04	$5.25	$(0.19)
Year Ended October 31, 2020	21.15	0.18		0.75	0.93	(0.01)
Year Ended October 31, 2019	18.24	0.26		3.02	3.28	(0.37)
Year Ended October 31, 2018	21.14	0.36		(3.13)	(2.77)	(0.13)
Year Ended October 31, 2017	17.24	0.16		4.09	4.25	(0.35)
Year Ended October 31, 2016	17.61	0.22	(f)	(0.55)	(0.33)	(0.04)

Class C
Six Months Ended April 30, 2021 (Unaudited)	21.68	0.12		4.97	5.09	(0.06)
Year Ended October 31, 2020	20.86	0.07		0.75	0.82	—
Year Ended October 31, 2019	17.98	0.16		2.97	3.13	(0.25)
Year Ended October 31, 2018	20.90	0.26		(3.09)	(2.83)	(0.09)
Year Ended October 31, 2017	17.04	0.05		4.06	4.11	(0.25)
Year Ended October 31, 2016	17.45	0.13	(f)	(0.53)	(0.40)	(0.01)

Class I
Six Months Ended April 30, 2021 (Unaudited)	22.39	0.23		5.12	5.35	(0.25)
Year Ended October 31, 2020	21.43	0.23		0.78	1.01	(0.05)
Year Ended October 31, 2019	18.49	0.31		3.04	3.35	(0.41)
Year Ended October 31, 2018	21.41	0.44		(3.19)	(2.75)	(0.17)
Year Ended October 31, 2017	17.45	0.23		4.13	4.36	(0.40)
Year Ended October 31, 2016	17.71	0.24	(f)	(0.50)	(0.26)	—

Class R2
Six Months Ended April 30, 2021 (Unaudited)	21.85	0.15		5.01	5.16	(0.13)
Year Ended October 31, 2020	20.99	0.13		0.73	0.86	—
Year Ended October 31, 2019	18.14	0.21		2.98	3.19	(0.34)
Year Ended October 31, 2018	21.11	0.35		(3.17)	(2.82)	(0.15)
Year Ended October 31, 2017	17.21	0.06		4.14	4.20	(0.30)
Year Ended October 31, 2016	17.57	0.15	(f)	(0.51)	(0.36)	—

Class R5
Six Months Ended April 30, 2021 (Unaudited)	22.38	0.22		5.14	5.36	(0.26)
Year Ended October 31, 2020	21.42	0.25		0.78	1.03	(0.07)
Year Ended October 31, 2019	18.49	0.34		3.03	3.37	(0.44)
Year Ended October 31, 2018	21.39	0.53		(3.25)	(2.72)	(0.18)
Year Ended October 31, 2017	17.44	0.20		4.17	4.37	(0.42)
Year Ended October 31, 2016	17.75	0.27	(f)	(0.52)	(0.25)	(0.06)

Class R6
Six Months Ended April 30, 2021 (Unaudited)	22.40	0.23		5.14	5.37	(0.28)
Year Ended October 31, 2020	21.44	0.28		0.77	1.05	(0.09)
Year Ended October 31, 2019	18.50	0.27		3.13	3.40	(0.46)
Year Ended October 31, 2018	21.40	0.44		(3.16)	(2.72)	(0.18)
Year Ended October 31, 2017	17.45	0.26		4.12	4.38	(0.43)
Year Ended October 31, 2016	17.76	0.29	(f)	(0.52)	(0.23)	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$27.13	23.83%	$269,643	1.00%	1.59%		1.22%	19%
22.07	4.39	135,527	1.00	0.86		1.22	38
21.15	18.41	114,629	1.00	1.33		1.32	34
18.24	(13.20)	84,325	1.00	1.75		1.38	63
21.14	25.16	67,684	1.24	0.83		1.46	38
17.24	(1.86)	14,034	1.24	1.28	(f)	1.61	51

26.71	23.49	21,917	1.50	0.92		1.72	19
21.68	3.93	15,463	1.50	0.32		1.73	38
20.86	17.73	18,447	1.50	0.83		1.84	34
17.98	(13.60)	22,532	1.50	1.29		1.89	63
20.90	24.51	14,534	1.74	0.27		2.00	38
17.04	(2.28)	4,626	1.74	0.75	(f)	2.14	51

27.49	23.96	666,701	0.75	1.76		0.96	19
22.39	4.71	372,068	0.75	1.05		0.96	38
21.43	18.62	177,764	0.75	1.57		1.08	34
18.49	(12.96)	189,061	0.75	2.09		1.13	63
21.41	25.60	131,356	0.89	1.14		1.19	38
17.45	(1.47)	9,929	0.89	1.41	(f)	1.35	51

26.88	23.65	2,334	1.30	1.15		1.47	19
21.85	4.10	1,441	1.30	0.61		1.51	38
20.99	18.01	1,049	1.30	1.05		1.74	34
18.14	(13.46)	773	1.30	1.70		1.72	63
21.11	24.85	97	1.49	0.31		2.79	38
17.21	(2.05)	20	1.49	0.87	(f)	4.37	51

27.48	24.02	3,525	0.65	1.69		0.87	19
22.38	4.79	2,772	0.65	1.16		0.88	38
21.42	18.76	3,082	0.65	1.71		1.04	34
18.49	(12.84)	3,341	0.65	2.56		1.07	63
21.39	25.67	90	0.79	1.01		2.44	38
17.44	(1.38)	20	0.80	1.57	(f)	3.59	51

27.49	24.06	2,736,376	0.55	1.77		0.70	19
22.40	4.89	2,274,399	0.55	1.31		0.71	38
21.44	18.95	2,284,670	0.55	1.32		0.77	34
18.50	(12.81)	175,198	0.55	2.12		0.87	63
21.40	25.72	143,868	0.74	1.37		0.95	38
17.45	(1.29)	81,146	0.74	1.70	(f)	1.02	51

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Hedged Equity Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$14.12	$0.17	$1.87	$2.04	$(0.27)
Year Ended October 31, 2020	15.58	0.27	(1.49)	(1.22)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.19	0.39	0.58	—

Class C
Six Months Ended April 30, 2021 (Unaudited)	14.06	0.14	1.85	1.99	(0.17)
Year Ended October 31, 2020	15.53	0.20	(1.50)	(1.30)	(0.17)
March 15, 2019 (f) through October 31, 2019	15.00	0.16	0.37	0.53	—

Class I
Six Months Ended April 30, 2021 (Unaudited)	14.18	0.17	1.90	2.07	(0.28)
Year Ended October 31, 2020	15.61	0.31	(1.50)	(1.19)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.32	0.29	0.61	—

Class R5
Six Months Ended April 30, 2021 (Unaudited)	14.20	0.18	1.90	2.08	(0.30)
Year Ended October 31, 2020	15.62	0.31	(1.48)	(1.17)	(0.25)
March 15, 2019 (f) through October 31, 2019	15.00	0.34	0.28	0.62	—

Class R6
Six Months Ended April 30, 2021 (Unaudited)	14.22	0.23	1.86	2.09	(0.32)
Year Ended October 31, 2020	15.63	0.34	(1.49)	(1.15)	(0.26)
March 15, 2019 (f) through October 31, 2019	15.00	0.35	0.28	0.63	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$15.89	14.54%	$2,460	0.85%		2.22%		1.06%		18%
14.12	(8.02)	1,573	0.85		1.84		1.30		85
15.58	3.87	330	0.85	(g)	1.95	(g)	1.31	(g)	9

15.88	14.22	207	1.35		1.81		1.57		18
14.06	(8.47)	115	1.35		1.34		1.81		85
15.53	3.53	119	1.35	(g)	1.73	(g)	1.92	(g)	9

15.97	14.72	123,154	0.60		2.22		0.80		18
14.18	(7.78)	135,542	0.60		2.12		1.03		85
15.61	4.07	59,751	0.60	(g)	3.38	(g)	1.19	(g)	9

15.98	14.77	22	0.45		2.39		0.73		18
14.20	(7.68)	19	0.45		2.08		1.04		85
15.62	4.13	21	0.45	(g)	3.59	(g)	1.03	(g)	9

15.99	14.80	79	0.35		2.93		0.60		18
14.22	(7.53)	19	0.35		2.33		0.94		85
15.63	4.20	21	0.35	(g)	3.69	(g)	0.93	(g)	9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Research Enhanced Equity Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$15.84	$0.22		$4.31	$4.53	$(0.17)	$—	$(0.17)
Year Ended October 31, 2020	17.93	0.36		(1.96)	(1.60)	(0.49)	—	(0.49)
Year Ended October 31, 2019	16.79	0.51		1.15	1.66	(0.52)	—	(0.52)
Year Ended October 31, 2018	18.76	0.45		(2.04)	(1.59)	(0.19)	(0.19)	(0.38)
Year Ended October 31, 2017	15.54	0.34		3.23	3.57	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.54	0.40	(f)	(0.89)	(0.49)	(0.36)	(0.15)	(0.51)

Class I
Six Months Ended April 30, 2021 (Unaudited)	16.05	0.24		4.37	4.61	(0.36)	—	(0.36)
Year Ended October 31, 2020	18.17	0.36		(1.94)	(1.58)	(0.54)	—	(0.54)
Year Ended October 31, 2019	17.01	0.56		1.16	1.72	(0.56)	—	(0.56)
Year Ended October 31, 2018	18.92	0.35		(1.91)	(1.56)	(0.16)	(0.19)	(0.35)
Year Ended October 31, 2017	15.68	0.41		3.23	3.64	(0.40)	—	(0.40)
Year Ended October 31, 2016	16.70	0.46	(f)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)

Class R6
Six Months Ended April 30, 2021 (Unaudited)	16.00	0.25		4.35	4.60	(0.37)	—	(0.37)
Year Ended October 31, 2020	18.11	0.39		(1.94)	(1.55)	(0.56)	—	(0.56)
Year Ended October 31, 2019	16.97	0.57		1.16	1.73	(0.59)	—	(0.59)
November 1, 2017 (g) through October 31, 2018	18.98	0.56		(2.16)	(1.60)	(0.22)	(0.19)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$20.20	28.69%	$45,609	0.60%	2.34%		0.88%	10%
15.84	(9.26)	52,118	0.60	2.21		0.83	52
17.93	10.39	213,256	0.60	3.00		0.83	22
16.79	(8.66)	203,437	0.60	2.40		0.84	42
18.76	23.41	298,112	0.59	1.98		0.90	33
15.54	(2.94)	69,626	0.60	2.60	(f)	1.02	24

20.30	28.86	457,832	0.35	2.49		0.56	10
16.05	(9.05)	472,455	0.34	2.15		0.56	52
18.17	10.65	185,680	0.35	3.28		0.56	22
17.01	(8.42)	152,610	0.35	1.85		0.56	42
18.92	23.71	4,740,590	0.34	2.37		0.58	33
15.68	(2.72)	1,241,856	0.34	2.98	(f)	0.59	24

20.23	28.92	4,443,524	0.25	2.62		0.30	10
16.00	(8.96)	4,337,776	0.24	2.35		0.30	52
18.11	10.78	4,435,538	0.25	3.37		0.31	22
16.97	(8.60)	4,344,571	0.25	3.00		0.32	42

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$9.46	$0.18	$3.69	$3.87	$(0.32)
Year Ended October 31, 2020	12.22	0.28	(2.55)	(2.27)	(0.49)
Year Ended October 31, 2019	12.44	0.44	(0.20)	0.24	(0.46)
Year Ended October 31, 2018	14.26	0.36	(1.87)	(1.51)	(0.31)
Year Ended October 31, 2017	12.23	0.22	2.50	2.72	(0.69)
Year Ended October 31, 2016	13.02	0.23	(0.88)	(0.65)	(0.14)

Class C
Six Months Ended April 30, 2021 (Unaudited)	9.14	0.13	3.58	3.71	(0.24)
Year Ended October 31, 2020	11.81	0.21	(2.47)	(2.26)	(0.41)
Year Ended October 31, 2019	12.02	0.36	(0.18)	0.18	(0.39)
Year Ended October 31, 2018	13.78	0.28	(1.82)	(1.54)	(0.22)
Year Ended October 31, 2017	11.88	0.15	2.42	2.57	(0.67)
Year Ended October 31, 2016	12.65	0.17	(0.87)	(0.70)	(0.07)

Class I
Six Months Ended April 30, 2021 (Unaudited)	9.72	0.19	3.79	3.98	(0.34)
Year Ended October 31, 2020	12.54	0.31	(2.61)	(2.30)	(0.52)
Year Ended October 31, 2019	12.76	0.48	(0.20)	0.28	(0.50)
Year Ended October 31, 2018	14.62	0.41	(1.92)	(1.51)	(0.35)
Year Ended October 31, 2017	12.57	0.28	2.55	2.83	(0.78)
Year Ended October 31, 2016	13.37	0.28	(0.91)	(0.63)	(0.17)

Class L
Six Months Ended April 30, 2021 (Unaudited)	9.66	0.20	3.77	3.97	(0.34)
Year Ended October 31, 2020	12.47	0.30	(2.58)	(2.28)	(0.53)
Year Ended October 31, 2019	12.70	0.46	(0.17)	0.29	(0.52)
Year Ended October 31, 2018	14.55	0.41	(1.90)	(1.49)	(0.36)
Year Ended October 31, 2017	12.50	0.27	2.57	2.84	(0.79)
Year Ended October 31, 2016	13.29	0.31	(0.93)	(0.62)	(0.17)

Class R2
Six Months Ended April 30, 2021 (Unaudited)	9.29	0.16	3.62	3.78	(0.28)
Year Ended October 31, 2020	11.96	0.24	(2.51)	(2.27)	(0.40)
Year Ended October 31, 2019	12.20	0.40	(0.20)	0.20	(0.44)
Year Ended October 31, 2018	14.01	0.31	(1.84)	(1.53)	(0.28)
Year Ended October 31, 2017	12.04	0.19	2.46	2.65	(0.68)
Year Ended October 31, 2016	12.83	0.19	(0.87)	(0.68)	(0.11)

Class R5
Six Months Ended April 30, 2021 (Unaudited)	9.60	0.16	3.79	3.95	(0.36)
Year Ended October 31, 2020	12.40	0.33	(2.59)	(2.26)	(0.54)
Year Ended October 31, 2019	12.65	0.49	(0.21)	0.28	(0.53)
Year Ended October 31, 2018	14.51	0.42	(1.91)	(1.49)	(0.37)
Year Ended October 31, 2017	12.51	0.23	2.59	2.82	(0.82)
September 9, 2016 (f) through October 31, 2016	12.55	0.03	(0.07)	(0.04)	—

Class R6
Six Months Ended April 30, 2021 (Unaudited)	9.62	0.20	3.76	3.96	(0.37)
Year Ended October 31, 2020	12.43	0.34	(2.60)	(2.26)	(0.55)
Year Ended October 31, 2019	12.67	0.51	(0.21)	0.30	(0.54)
Year Ended October 31, 2018	14.53	0.43	(1.91)	(1.48)	(0.38)
Year Ended October 31, 2017	12.51	0.31	2.53	2.84	(0.82)
Year Ended October 31, 2016	13.31	0.37	(0.96)	(0.59)	(0.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$13.01	41.31%	$176,442	1.00%	2.95%	1.26%	22%
9.46	(19.51)	125,744	1.00	2.66	1.26	59
12.22	2.30	181,458	1.00	3.69	1.28	61
12.44	(10.88)	242,231	1.00	2.59	1.27	90
14.26	23.30	316,510	1.35	1.71	1.35	31
12.23	(5.01)	573,449	1.35	1.91	1.43	61

12.61	40.96	4,463	1.50	2.29	1.79	22
9.14	(19.94)	4,202	1.50	2.07	1.78	59
11.81	1.82	9,358	1.50	3.15	1.80	61
12.02	(11.37)	14,055	1.50	2.06	1.78	90
13.78	22.67	20,997	1.85	1.21	1.87	31
11.88	(5.54)	24,453	1.85	1.43	1.91	61

13.36	41.43	33,548	0.75	3.07	1.01	22
9.72	(19.31)	26,805	0.75	2.88	1.02	59
12.54	2.56	45,503	0.75	3.91	1.03	61
12.76	(10.62)	66,291	0.75	2.84	1.02	90
14.62	23.66	144,875	1.04	2.07	1.04	31
12.57	(4.74)	157,867	1.01	2.28	1.02	61

13.29	41.55	8,875	0.66	3.32	0.87	22
9.66	(19.25)	5,585	0.65	2.72	0.85	59
12.47	2.69	30,256	0.65	3.81	0.87	61
12.70	(10.57)	73,651	0.65	2.84	0.87	90
14.55	23.88	201,672	0.87	2.03	0.88	31
12.50	(4.63)	523,251	0.90	2.53	0.91	61

12.79	41.10	610	1.30	2.76	1.62	22
9.29	(19.74)	412	1.30	2.27	1.61	59
11.96	2.00	722	1.30	3.47	1.69	61
12.20	(11.19)	1,025	1.30	2.27	1.59	90
14.01	23.02	1,369	1.58	1.52	1.73	31
12.04	(5.28)	1,182	1.59	1.65	1.91	61

13.19	41.59	64	0.65	2.60	0.87	22
9.60	(19.26)	77	0.65	3.13	0.86	59
12.40	2.64	88	0.65	4.08	0.87	61
12.65	(10.58)	70	0.65	2.97	0.91	90
14.51	23.81	62	0.93	1.69	4.00	31
12.51	(0.32)	20	0.79	1.52	0.79	61

13.21	41.63	142,569	0.55	3.38	0.76	22
9.62	(19.22)	105,039	0.55	3.18	0.76	59
12.43	2.83	125,887	0.55	4.22	0.77	61
12.67	(10.49)	124,246	0.55	3.06	0.77	90
14.53	23.99	108,302	0.80	2.28	0.82	31
12.51	(4.45)	27,998	0.72	3.00	0.73	61

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund	Class I and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Focus Fund(1)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan International Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM II	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified

(1)	Effective April 20, 2020, JPMorgan International Unconstrained Equity Fund changed its name to JPMorgan International Focus Fund.

The investment objective of JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) is to seek to provide high total return.

The investment objective of JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”), JPMorgan International Focus Fund (“International Focus Fund”), JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”) and JPMorgan International Value Fund (“International Value Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) is to seek total return from long-term capital growth. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.

Class L Shares of Emerging Markets Equity Fund, Europe Dynamic Fund and International Value Fund are publicly offered on a limited basis. Class A Shares of International Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of Emerging Markets Equity Fund, Europe Dynamic Fund and International Value Fund and Class A Shares of International Research Enhanced Equity Fund unless they meet certain requirements as described in the Funds’ prospectuses.

Effective as of the close of business on December 31, 2020, all share classes of Emerging Markets Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$401,572	$—	$—	$401,572
Brazil	660,353	—	—	660,353
China	1,323,286	4,804,651	—	6,127,937
Hong Kong	—	710,301	—	710,301
Hungary	—	4,965	—	4,965
India	207,830	1,774,885	—	1,982,715
Indonesia	—	231,539	—	231,539
Macau	—	124,871	—	124,871
Mexico	171,994	—	—	171,994
Panama	76,049	—	—	76,049
Poland	177,816	—	—	177,816
Portugal	138,384	—	—	138,384
South Africa	140,732	—	—	140,732
South Korea	—	1,267,572	—	1,267,572
Taiwan	1,480,121	69,518	—	1,549,639
Turkey	73,550	—	—	73,550
United Kingdom	—	178,975	—	178,975
United States	479,115	—	—	479,115

Total Common Stocks	5,330,802	9,167,277	—	14,498,079

Short-Term Investments
Investment of Cash Collateral from Securities Loaned	150,955	—	—	150,955

Total Investments in Securities	$5,481,757	$9,167,277	$—	$14,649,034

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

Emerging Markets Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$5,399	$—	$—	$5,399
Brazil	190,032	—	—	190,032
Chile	5,327	—	—	5,327
China	221,026	1,266,084	—	1,487,110
Colombia	5,608	—	—	5,608
Czech Republic	—	4,821	—	4,821
Greece	—	14,345	—	14,345
Hong Kong	3,758	9,481	—	13,239
Hungary	—	12,819	—	12,819
India	47,580	292,195	—	339,775
Indonesia	—	48,676	—	48,676
Malaysia	—	30,822	—	30,822
Mexico	81,648	—	—	81,648
Peru	9,821	—	—	9,821
Philippines	—	12,500	—	12,500
Poland	10,326	18,811	—	29,137
Qatar	10,091	—	—	10,091
Russia	69,084	82,964	—	152,048
Saudi Arabia	21,994	76,760	—	98,754
Singapore	—	3,280	—	3,280
South Africa	36,451	125,157	—	161,608
South Korea	—	505,406	—	505,406
Taiwan	52,120	469,248	—	521,368
Tanzania, United Republic of	5,203	—	—	5,203
Thailand	44,996	27,566	—	72,562
Turkey	12,551	—	—	12,551
United Arab Emirates	—	4,578	—	4,578

Total Common Stocks	833,015	3,005,513	—	3,838,528

Short-Term Investments
Investment of Cash Collateral from Securities Loaned	27,074	—	—	27,074

Total Investments in Securities	$860,089	$3,005,513	$—	$3,865,602

Appreciation in Other Financial Instruments
Futures Contracts	$34	$—	$—	$34

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Europe Dynamic Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$21,323	$—	$21,323
Austria	—	14,336	—	14,336
Belgium	—	3,266	—	3,266
Denmark	4,581	15,457	—	20,038
Finland	—	17,458	—	17,458
France	—	93,325	—	93,325
Germany	5,238	130,358	—	135,596
Ireland	6,243	22,713	—	28,956
Italy	—	22,176	—	22,176
Luxembourg	—	6,803	—	6,803
Netherlands	—	33,489	—	33,489
South Korea	—	5,801	—	5,801
Spain	4,463	8,336	—	12,799
Sweden	—	27,891	—	27,891
Switzerland	—	134,031	—	134,031
United Kingdom	12,945	132,809	—	145,754
United States	—	8,172	—	8,172

Total Common Stocks	33,470	697,744	—	731,214

Short-Term Investments
Investment Companies	181,345	—	—	181,345
Investment of Cash Collateral from Securities Loaned	18,345	—	—	18,345

Total Short-Term Investments	199,690	—	—	199,690

Total Investments in Securities	$233,160	$697,744	$—	$930,904

Appreciation in Other Financial Instruments
Futures Contracts	$245	$—	$—	$245

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$226,310	$—	$226,310
Austria	—	38,503	—	38,503
Belgium	—	59,282	—	59,282
China	—	156,425	—	156,425
Denmark	—	189,335	—	189,335
Finland	—	48,929	—	48,929
France	—	796,963	—	796,963
Germany	—	361,464	—	361,464
Hong Kong	—	161,092	—	161,092
India	39,682	—	—	39,682
Japan	—	745,032	—	745,032
Macau	—	37,436	—	37,436
Netherlands	—	193,739	—	193,739
Singapore	—	52,621	—	52,621
South Africa	—	60,298	—	60,298
South Korea	—	105,976	—	105,976
Spain	—	158,034	—	158,034
Sweden	—	183,099	—	183,099
Switzerland	—	320,025	—	320,025
Taiwan	84,071	—	—	84,071
United Kingdom	—	562,817	—	562,817
United States	—	53,886	—	53,886

Total Common Stocks	123,753	4,511,266	—	4,635,019

Short-Term Investments
Investment Companies	79,740	—	—	79,740
Investment of Cash Collateral from Securities Loaned	200,569	—	—	200,569

Total Short-Term Investments	280,309	—	—	280,309

Total Investments in Securities	$404,062	$4,511,266	$—	$4,915,328

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

International Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$87,888	$—	$87,888
Belgium	—	76,634	—	76,634
Canada	152,449	—	—	152,449
China	—	319,224	—	319,224
Denmark	—	104,867	—	104,867
Finland	—	61,352	—	61,352
France	—	265,841	—	265,841
Germany	—	194,903	—	194,903
Hong Kong	—	180,661	—	180,661
India	116,054	—	—	116,054
Indonesia	—	46,290	—	46,290
Japan	—	207,267	—	207,267
Netherlands	—	115,596	—	115,596
South Africa	—	70,615	—	70,615
South Korea	—	265,813	—	265,813
Spain	—	129,806	—	129,806
Sweden	—	126,648	—	126,648
Switzerland	—	289,286	—	289,286
Taiwan	162,939	—	—	162,939
United Kingdom	—	556,874	—	556,874
United States	—	76,737	—	76,737

Total Common Stocks	431,442	3,176,302	—	3,607,744

Short-Term Investments
Investment Companies	66,137	—	—	66,137
Investment of Cash Collateral from Securities Loaned	13,190	—	—	13,190

Total Short-Term Investments	79,327	—	—	79,327

Total Investments in Securities	$510,769	$3,176,302	$—	$3,687,071

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

International Hedged Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$7,379	$—	$7,379
Austria	—	636	—	636
Belgium	—	499	—	499
China	—	903	—	903
Denmark	—	3,345	—	3,345
Finland	—	328	—	328
France	—	15,081	—	15,081
Germany	—	11,758	—	11,758
Hong Kong	—	2,925	—	2,925
Ireland	—	904	—	904
Italy	—	1,417	—	1,417
Japan	—	29,297	—	29,297
Luxembourg	—	147	—	147
Netherlands	—	8,504	—	8,504
Norway	—	310	—	310
Singapore	—	1,207	—	1,207
Spain	—	3,047	—	3,047
Sweden	—	3,276	—	3,276
Switzerland	—	12,415	—	12,415
United Kingdom	1,247	12,410	—	13,657
United States	—	775	—	775

Total Common Stocks	1,247	116,563	—	117,810

Options Purchased
Put Options Purchased	615	—	—	615
Rights	—	1	—	1
Short-Term Investments
Investment Companies	6,264	—	—	6,264

Total Investments in Securities	$8,126	$116,564	$—	$124,690

Appreciation in Other Financial Instruments
Futures Contracts	$143	$—	$—	$143
Depreciation in Other Financial Instruments
Options Written
Call Options Written	(1,281)	—	—	(1,281)
Put Options Written	(134)	—	—	(134)

Total Net Appreciation/ Depreciation in Other Financial Instruments	$(1,272)	$—	$—	$(1,272)

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$301,900	$—		$301,900
Austria	—	26,758	—		26,758
Belgium	—	19,495	—		19,495
China	—	36,634	—		36,634
Denmark	—	133,590	—		133,590
Finland	—	13,545	—		13,545
France	—	613,996	—		613,996
Germany	—	477,467	—		477,467
Hong Kong	—	114,303	—		114,303
Ireland	—	37,778	—		37,778
Italy	—	60,056	—		60,056
Japan	—	1,191,962	—		1,191,962
Luxembourg	—	6,746	—		6,746
Malta	—	—	—	(a)	—	(a)
Netherlands	—	341,683	—		341,683
Norway	—	15,066	—		15,066
Singapore	—	49,855	—		49,855
Spain	—	123,581	—		123,581
Sweden	—	136,775	—		136,775
Switzerland	—	500,918	—		500,918
United Kingdom	51,262	514,910	—		566,172
United States	—	32,237	—		32,237

Total Common Stocks	51,262	4,749,255	—	(a)	4,800,517

Rights	—	57	—		57
Short-Term Investments
Investment Companies	98,285	—	—		98,285
Investment of Cash Collateral from Securities Loaned	251,777	—	—		251,777

Total Short-Term Investments	350,062	—	—		350,062

Total Investments in Securities	$401,324	$4,749,312	$—	(a)	$5,150,636

Appreciation in Other Financial Instruments
Futures Contracts	$3,066	$—	$—		$3,066

(a)	Amount rounds to less than one thousand.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$25,730	$—	$25,730
Austria	481	5,057	—	5,538
Belgium	—	4,089	—	4,089
Brazil	—	908	—	908
China	—	2,461	—	2,461
Denmark	1,908	4,834	—	6,742
Finland	—	5,261	—	5,261
France	2,422	30,948	—	33,370
Germany	—	34,835	—	34,835
Greece	850	—	—	850
Hong Kong	—	4,586	—	4,586
Ireland	967	—	—	967
Italy	—	11,651	—	11,651
Japan	—	73,702	—	73,702
Luxembourg	—	1,549	—	1,549
Malta	—	989	—	989
Netherlands	—	14,830	—	14,830
Norway	1,170	8,326	—	9,496
Portugal	—	430	—	430
Russia	—	1,003	—	1,003
Singapore	—	4,329	—	4,329
South Africa	—	3,229	—	3,229
Spain	—	11,892	—	11,892
Sweden	1,430	11,773	—	13,203
Switzerland	—	23,224	—	23,224
Ukraine	—	954	—	954
United Kingdom	7,042	47,605	—	54,647
United States	—	2,829	—	2,829

Total Common Stocks	16,270	337,024	—	353,294

Rights	—	5	—	5
Short-Term Investments
Investment Companies	7,170	—	—	7,170
Investment of Cash Collateral from Securities Loaned	11,259	—	—	11,259

Total Short-Term Investments	18,429	—	—	18,429

Total Investments in Securities	$34,699	$337,029	$—	$371,728

Appreciation in Other Financial Instruments
Futures Contracts	$119	$—	$—	$119
Depreciation in Other Financial Instruments
Futures Contracts	(54)	—	—	(54)

Total Net Appreciation/ Depreciation in Other Financial Instruments	$65	$—	$—	$65

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of April 30, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of April 30, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Emerging Markets Equity Fund	$142,764	$(142,764)	$—
Emerging Markets Research Enhanced Equity Fund	25,774	(25,774)	—
Europe Dynamic Fund	17,245	(17,245)	—
International Equity Fund	186,203	(186,203)	—
International Focus Fund	12,496	(12,496)	—
International Research Enhanced Equity Fund	236,779	(236,779)	—
International Value Fund	9,734	(9,734)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended April 30, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Emerging Markets Equity Fund	$5
Emerging Markets Research Enhanced Equity Fund	2
Europe Dynamic Fund	1
International Equity Fund	2
International Focus Fund	2
International Research Enhanced Equity Fund	2
International Value Fund	1

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

International Hedged Equity Fund did lend out any securities during the six months ended April 30, 2021.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below.

Emerging Markets Equity Fund

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares (a)	$313,818	$2,250,270	$2,564,063	$(42)	$17	$—	—	$87		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (a) (b)	117,544	649,500	647,000	(13)*	13	120,044	120,032	52	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	12,077	383,392	364,558	—	—	30,911	30,911	2	*	—

Total	$443,439	$3,283,162	$3,575,621	$(55)	$30	$150,955		$141		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Emerging Markets Research Enhanced Equity Fund

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares (a)	$12,125	$1,072,341	$1,084,459	$(7)	$—	$—	—	$25		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (a) (b)	15,995	178,000	170,499	(1)*	1	23,496	23,493	20	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	2,093	86,033	84,548	—	—	3,578	3,578	1	*	—

Total	$30,213	$1,336,374	$1,339,506	$(8)	$1	$27,074		$46		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Europe Dynamic Fund

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a) (b)	$2,182	$278,229	$99,064	$(2)	$—	(c)	$181,345	181,254	$5		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (a) (b)	—	31,000	15,000	—	—		16,000	15,998	1	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	2,662	37,101	37,418	—	—		2,345	2,345	—	*(c)	—

Total	$4,844	$346,330	$151,482	$(2)	$—	(c)	$199,690		$6		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Equity Fund

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a) (b)	$40,182	$1,667,438	$1,627,882	$1		$1	$79,740	79,700	$34		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (a) (b)	17,997	352,000	189,499	—	*(c)	1	180,499	180,482	29	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	2,359	119,824	102,113	—		—	20,070	20,070	1	*	—

Total	$60,538	$2,139,262	$1,919,494	$1		$2	$280,309		$64		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

International Focus Fund

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a) (b)	$41,452	$622,962	$598,268	$(13)		$4	$66,137	66,104	$26		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (a) (b)	70,236	198,000	256,500	—	*(c)	—	11,736	11,734	14	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	8,292	135,374	142,212	—		—	1,454	1,454	1	*	—

Total	$119,980	$956,336	$996,980	$(13)		$4	$79,327		$41		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Hedged Equity Fund

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	$6,584	$25,824	$26,144	$—	(c)	$—	$6,264	6,264	$—	(c)	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than one thousand.

International Research Enhanced Equity Fund

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a) (b)	$160,896	$997,426	$1,060,008	$51		$(80)	$98,285	98,236	$52		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (a) (b)	77,355	386,000	237,999	(2	)*	2	225,356	225,333	20	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	10,220	164,514	148,313	—		—	26,421	26,421	1	*	—

Total	$248,471	$1,547,940	$1,446,320	$49		$(78)	$350,062		$73		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

International Value Fund

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a) (b)	$5,627	$38,126	$36,582	$(1)		$—	(c)	$7,170	7,166	$2		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (a) (b)	1,000	23,200	14,500	—	*(c)	—	(c)	9,700	9,699	1	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	956	26,346	25,743	—		—		1,559	1,559	—	*(c)	—

Total	$7,583	$87,672	$76,825	$(1)		$—	(c)	$18,429		$3		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Derivatives — The Funds, except for Emerging Markets Equity Fund, used derivative instruments including options, futures contracts and forward foreign currency exchange contracts in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

Notes F(1) — F(3) below describe the various derivatives used by the Funds.

(1). Options — International Hedged Equity Fund purchased and sold (“wrote”) put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Futures Contracts — Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund, International Equity Fund, International Hedged Equity Fund, International Research Enhanced Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

(3). Forward Foreign Currency Exchange Contracts — International Focus Fund is exposed to foreign currency risks associated with some or all of its portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

G. Summary of Derivatives Information

The following tables present the value of derivatives held as of April 30, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$34	$245	$143	$3,066	$119
Purchased Options at Market Value	—	—	615	—	—
Unrealized Depreciation on Futures Contracts*	—	—	—	—	(54)
Written Options at Market Value	—	—	(1,415)	—	—
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	34	245	143	3,066	65
Purchased Options at Market Value	—	—	615	—	—
Written Options at Market Value	—	—	(1,415)	—	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2021, by primary underlying risk exposure:

	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$1,614	$1,108	$(5,247)	$—	$965	$23,954	$437
Purchased Options	—	—	—	—	(5,652)	—	—
Written Options	—	—	—	—	(4,305)	—	—
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	—	—	—	(2,654)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	34	245	—	—	268	2,176	305
Purchased Options	—	—	—	—	(3,755)	—	—
Written Options	—	—	—	—	(1,251)	—	—

Derivatives Volume

The table below discloses the volume of the Funds’ options, futures contracts and forward foreign currency exchange contracts activity during the six months ended April 30, 2021. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund		International Equity Fund		International Focus Fund		International Hedged Equity Fund		International Research Enhanced Equity Fund	International Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$6,839	$10,136	(a)	$43,032	(b)	$—		$5,039		$144,299	$5,542
Average Notional Balance Short	—	—		—		—		1,084	(c)	—	—
Ending Notional Balance Long	11,624	6,910		—		—		7,220		115,822	7,924
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	—	—		—		273,254	(c)	—		—	—

(a)	For the period January 1, 2021 through April 30, 2021.
(b)	For the period January 1, 2021 through January 31, 2021.
(c)	For the period December 1, 2020 through December 31, 2020.

International Hedged Equity Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	$568
Average Number of Contracts Written	1,135
Ending Number of Contracts Purchased	552
Ending Number of Contracts Written	1,104

The Funds’ derivatives contracts held at April 30, 2021 are not accounted for as hedging instruments under GAAP.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2021 are as follows:

	Class A		Class C		Class I		Class L		Class R2		Class R3		Class R4		Class R5		Class R6		Total
Emerging Markets Equity Fund
Transfer agency fees	$30		$3		$39		$10		$1		$—	(a)	$—	(a)	$4		$98		$185
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a		n/a		1		n/a		n/a		n/a		n/a		n/a		10		11
Europe Dynamic Fund
Transfer agency fees	8		1		2		—	(a)	n/a		n/a		n/a		n/a		1		12
International Equity Fund
Transfer agency fees	20		1		8		n/a		13		n/a		n/a		1		12		55
International Focus Fund
Transfer agency fees	15		2		9		n/a		–	(a)	n/a		n/a		1		10		37
International Hedged Equity Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	n/a		n/a		n/a		n/a		—	(a)	—	(a)	—	(a)
International Research Enhanced Equity Fund
Transfer agency fees	18		n/a		9		n/a		n/a		n/a		n/a		n/a		19		46
International Value Fund
Transfer agency fees	6		1		1		1		—	(a)	n/a		n/a		—	(a)	—	(a)	9

(a)	Amount rounds to less than one thousand.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

M. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Emerging Markets Equity Fund	0.68%
Emerging Markets Research Enhanced Equity Fund	0.25
Europe Dynamic Fund	0.60
International Equity Fund	0.50
International Focus Fund	0.60
International Hedged Equity Fund	0.25
International Research Enhanced Equity Fund	0.20
International Value Fund	0.55

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2021, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Emerging Markets Equity Fund	0.25%	0.75%	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Focus Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
International Research Enhanced Equity Fund	0.25	0.75	0.50	n/a
International Value Fund	0.25	0.75	0.50	n/a

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2021, JPMDS retained the following:

	Front-End Sales Charge		CDSC
Emerging Markets Equity Fund	$61		$—
Europe Dynamic Fund	2		—
International Equity Fund	50		—
International Focus Fund	53		—	(a)
International Hedged Equity Fund	—	(a)	—
International Research Enhanced Equity Fund	—	(a)	—
International Value Fund	18		—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Focus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
International Research Enhanced Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	n/a
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Markets Equity Fund	1.24%	1.74%	0.99%	n/a	1.54%	1.29%	1.04%	0.89%	0.79%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	n/a	n/a	n/a	n/a	n/a	0.35
Europe Dynamic Fund	1.24	1.74	0.99	n/a	n/a	n/a	n/a	n/a	n/a
International Equity Fund	0.95	1.45	0.70	n/a	1.25	n/a	n/a	0.60	0.50
International Focus Fund	1.00	1.50	0.75	n/a	1.30	n/a	n/a	0.65	0.55
International Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
International Research Enhanced Equity Fund	0.60	n/a	0.35	n/a	n/a	n/a	n/a	n/a	0.25
International Value Fund	1.00	1.50	0.75	n/a	1.30	n/a	n/a	0.65	0.55

The expense limitation agreements were in effect for the six months ended April 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2022.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

For the six months ended April 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
Emerging Markets Equity Fund	$88	$58	$1,512		$1,658	$54
Emerging Markets Research Enhanced Equity Fund	378	252	2		632	1
Europe Dynamic Fund	—	—	28		28	—
International Equity Fund	1,137	757	230		2,124	12
International Focus Fund	1,550	1,033	207		2,790	—
International Hedged Equity Fund	73	41	—	(a)	114	—	(a)
International Research Enhanced Equity Fund	832	557	442		1,831	—
International Value Fund	221	121	57		399	—	(a)

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2021 were as follows:

Emerging Markets Equity Fund	$182
Emerging Markets Research Enhanced Equity Fund	11
Europe Dynamic Fund	5
International Equity Fund	49
International Focus Fund	38
International Hedged Equity Fund	3
International Research Enhanced Equity Fund	98
International Value Fund	3

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2021, Europe Dynamic Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

4. Investment Transactions

During the six months ended April 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$3,516,060	$2,026,174
Emerging Markets Research Enhanced Equity Fund	1,502,292	1,176,632
Europe Dynamic Fund	436,779	300,941
International Equity Fund	1,915,944	932,509
International Focus Fund	804,768	601,809
International Hedged Equity Fund	20,590	56,416
International Research Enhanced Equity Fund	480,031	1,643,372
International Value Fund	68,205	77,672

During the six months ended April 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$9,158,447	$5,759,403	$268,816	$5,490,587
Emerging Markets Research Enhanced Equity Fund	3,072,920	877,479	84,763	792,716
Europe Dynamic Fund	805,082	130,245	4,178	126,067
International Equity Fund	3,742,366	1,203,857	30,895	1,172,962
International Focus Fund	2,741,091	961,029	15,049	945,980
International Hedged Equity Fund	94,735	30,663	1,980	28,683
International Research Enhanced Equity Fund	3,976,241	1,249,116	71,655	1,177,461
International Value Fund	317,144	67,006	12,357	54,649

At October 31, 2020, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Emerging Markets Equity Fund	$—		$151,019
Emerging Markets Research Enhanced Equity Fund	64,652		18,850
Europe Dynamic Fund	118,860		—
International Advantage Fund	306,805		77,260
International Equity Fund	56,024		54,962
International Focus Fund	165,558		21,707
International Hedged Equity Fund	2,619	*	4,062	*
International Research Enhanced Equity Fund	33,296		496,518
International Value Fund	53,664		31,270

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.

During the year ended October 31, 2020, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Emerging Markets Equity Fund	$7,660	$—
Europe Dynamic Fund	—	2,935

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds, except for Emerging Markets Equity Fund and Emerging Markets Research Enhanced Equity Fund, had no borrowings outstanding from another fund at April 30, 2021. Average borrowings from the Facility during the six months ended April 30, 2021 were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$28,487	0.80%	6	$4
Emerging Markets Research Enhanced Equity Fund	37,123	0.82	35	30
Europe Dynamic Fund	2,818	0.83	4	—	(a)
International Equity Fund	48,107	0.83	2	2
International Hedged Equity Fund	7,071	0.82	6	1
International Research Enhanced Equity Fund	74,319	0.81	6	10

(a)	Amount rounds to less than one thousand.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2021.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds had no borrowings outstanding from the Credit Facility at April 30, 2021. Average borrowings from the Credit Facility during the six months ended April 30, 2021 were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
International Hedged Equity Fund	$11,050	1.39%	4	$1

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

As of April 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of and/ or Affiliated Omnibus Accounts	% of the Fund	Number of and/ or Non-Affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	—%	3	40.8%
Emerging Markets Research Enhanced Equity Fund	2	22.4	—	—
Europe Dynamic Fund	3	40.0	2	26.7
International Equity Fund	1	14.0	—	—
International Focus Fund	4	53.8	—	—
International Hedged Equity Fund	1	43.7	3	40.1
International Research Enhanced Equity Fund	—	—	1	12.6
International Value Fund	—	—	1	77.0

As of April 30, 2021, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Research Enhanced Equity Fund	—%	58.3%	24.9%
Europe Dynamic Fund	44.7	—	—
International Equity Fund	—	54.3	—
International Focus Fund	—	61.3	—
International Hedged Equity Fund	—	—	—
International Research Enhanced Equity Fund	22.0	51.2	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2021, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

	Emerging Markets Equity Fund	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
China	42.3%	38.7%	—%	—%	—%	—%	—%	—%
France	—	—	10.2	16.9	—	12.1	12.5	—
Germany	—	—	14.9	—	—	—	—	—
India	13.7	—	—	—	—	—	—	—
Japan	—	—	—	15.8	—	23.5	24.3	20.4
South Korea	—	13.2	—	—	—	—	—	—
Switzerland	—	—	14.7	—	—	—	10.2	—
Taiwan	10.7	13.6	—	—	—	—	—	—
United Kingdom	—	—	16.0	11.9	15.2	11.0	11.6	15.2

As of April 30, 2021, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2020, and continued to hold your shares at the end of the reporting period, April 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$1,169.60	$6.67	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,166.80	9.29	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,170.90	5.33	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class L
Actual	1,000.00	1,171.70	4.74	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R2
Actual	1,000.00	1,167.80	8.22	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class R3
Actual	1,000.00	1,169.40	6.94	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class R4
Actual	1,000.00	1,171.00	5.60	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class R5
Actual	1,000.00	1,171.60	4.79	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R6
Actual	1,000.00	1,172.10	4.25	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	$1,000.00	$1,234.50	$2.49	0.45%
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,235.70	1.94	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35

JPMorgan Europe Dynamic Fund
Class A
Actual	1,000.00	1,393.10	7.36	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,389.30	10.31	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,394.30	5.88	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class L
Actual	1,000.00	1,395.80	5.11	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86
Class R6
Actual	1,000.00	1,396.40	4.52	0.76
Hypothetical	1,000.00	1,021.03	3.81	0.76

JPMorgan International Equity Fund
Class A
Actual	1,000.00	1,263.10	5.33	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class C
Actual	1,000.00	1,259.90	8.12	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class I
Actual	1,000.00	1,264.80	3.93	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class R2
Actual	1,000.00	1,261.00	7.01	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class R5
Actual	1,000.00	1,264.90	3.37	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R6
Actual	1,000.00	1,265.70	2.81	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

JPMorgan International Focus Fund
Class A
Actual	1,000.00	1,238.30	5.55	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C
Actual	1,000.00	1,234.90	8.31	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class I
Actual	1,000.00	1,239.60	4.16	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Focus Fund (continued)
Class R2
Actual	$1,000.00	$1,236.50	$7.21	1.30%
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R5
Actual	1,000.00	1,240.20	3.61	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R6
Actual	1,000.00	1,240.60	3.06	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

JPMorgan International Hedged Equity Fund
Class A
Actual	1,000.00	1,145.40	4.52	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	1,142.20	7.17	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	1,147.20	3.19	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	1,147.70	2.40	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,148.00	1.86	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35

JPMorgan International Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,286.90	3.40	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class I
Actual	1,000.00	1,288.60	1.99	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R6
Actual	1,000.00	1,289.20	1.42	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

JPMorgan International Value Fund
Class A
Actual	1,000.00	1,413.10	5.98	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C
Actual	1,000.00	1,409.60	8.96	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class I
Actual	1,000.00	1,414.30	4.49	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class L
Actual	1,000.00	1,415.50	3.95	0.66
Hypothetical	1,000.00	1,021.52	3.31	0.66
Class R2
Actual	1,000.00	1,411.00	7.77	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R5
Actual	1,000.00	1,415.90	3.89	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R6
Actual	1,000.00	1,416.30	3.30	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (5) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

APRIL 30, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. April 2021.	SAN-INTEQ-421

Semi-Annual Report

J.P. Morgan Tax Aware Funds

April 30, 2021 (Unaudited)

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

June 16, 2021 (Unaudited)

Dear Shareholders,

This year has brought a large measure of relief, hope and reflection on the pandemic and its impact on our families, our jobs and our world. It has also witnessed a remarkable rally in global equity markets, driven initially by investor expectations for an accelerated economic expansion and extended by surging corporate earnings and consumer spending.

“In the year ahead, J.P. Morgan Asset Management will continue to strive to adapt to new challenges and provide investors with innovative and durable solutions that are backed by our deep experience in risk management.”

— Andrea L. Lisher

As leading central banks maintained ultra-low interest rates and governments continued to provide or increase massive fiscal stimulus and recovery programs, many investors sought opportunities for higher returns in global equity markets. For the six months ended April 30, 2021, the MSCI EAFE Index returned 29.13%, the S&P 500 Index returned 28.85% and the MSCI Emerging Markets Index returned 23.09%. Within fixed income markets, Bloomberg Barclays High Yield Index returned 7.97%, the Bloomberg Barclays Emerging Markets Index returned 2.33% and the Bloomberg Barclays U.S. Aggregate Index returned -1.52%.

The prospects for a diminishing pandemic have brightened in 2021, particularly in the U.S. and Western Europe where vaccination rates have accelerated. However, a surge of infections of COVID-19 and its variants in Brazil, India and elsewhere demonstrated that the global crisis is ongoing and spurred leading industrialized nations together to pledge to provide one billon doses of vaccine to emerging market nations. Meanwhile, the accelerating economic rebound in the U.S. has raised investor concerns about the potential for rising inflation and supply chain disruptions, though U.S. Federal Reserve Chairman Jerome Powell has sought to reassure financial markets that upward pressure on prices — while stronger than expected — remains likely to be temporary.

At this point, it’s worth reflecting on the fact that many of those who remained fully invested in the face of unprecedented uncertainty in 2020 likely benefitted fully from the ensuing rally in global equity markets. In the year ahead, J.P. Morgan Asset Management will continue to strive to adapt to new challenges and provide investors with innovative and durable solutions that are backed by our deep experience in risk management. We will continue to seek to operate under the same fundamental practices and principles that have driven our success for more than a century and focus on the financial needs of our clients.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	1

J.P. Morgan Tax Aware Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

Equity market valuations climbed higher during the period, initially fueled by the massive pandemic response of leading central banks and fiscal authorities and extended by the development of multiple vaccines in late 2020 and the advent of mass vaccinations in 2021. The rebound in asset prices during the period — partly led by U.S. equity — swept across both emerging markets and developed markets.

Fixed income markets provided mixed returns. Amid extremely low yields on developed markets sovereign bonds, investors sought out emerging markets debt and high yield bonds (also known as “junk bonds”). Lower rated bonds generally outperformed higher rated bonds during the period. The initial re-opening of economies at the global, national and local levels in 2021 also raised investor concerns about potential inflationary pressure.

The final months of the 2020 included a continued rebound in global prices for petroleum and a range of other commodities as manufacturing data and consumer sentiment strengthened. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

Global equity markets surged from February through April 2021 amid improved corporate earnings and consumer and business spending. Developed market equity provided strong returns, while emerging markets equity was weighed down by investor concern about large pandemic outbreaks in select nations, particularly Brazil and India.

U.S. equity markets generally led the rally, supported by a $1.9 trillion U.S. fiscal relief and recovery package and the prospect of additional federal government spending plans. Better-than-expected corporate earnings and revenues in 2021, combined with strong growth consumer spending and improved manufacturing data, drove global equity prices further upward toward the end of the period.

For the six months ended April 30, 2021, the S&P 500 Index returned 28.85% and the Bloomberg Barclays U.S. Aggregate Index returned -1.52%.

2	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	28.36%
S&P 500 Index	28.85%

Net Assets as of 4/30/2021 (In Thousands)	$1,343,080

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2021.

The Fund’s underweight allocation to the energy sector and its security selection in the industrials sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical/medical technology sector and the big banks sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Amazon.com Inc. and Advanced Micro Devices Inc., and its underweight position in Home Depot Inc. Shares of Amazon.com, a provider of online retail shopping and related services, fell late in the period following a run-up in the share price in the first half of the period. Shares of Advanced Micro Devices, a semiconductor manufacturer, fell amid a loss in market share to rival Nvidia Inc. in the graphics semiconductor sector. Shares of Home Depot, a home improvement retail chain, rose amid robust demand in the U.S. housing sector.

Leading individual contributors to relative performance included the Fund’s overweight positions in Alphabet Inc., ASML Holding NV and NXP Semiconductors NV. Shares of Alphabet, the parent company of Google, Inc., rose amid general investor demand for shares of large technology companies. Shares of ASML Holding, a maker of semiconductor manufacturing equipment, rose amid investor expectations the company would benefit from Intel Corp.’s planned $20 billion expansion of its manufacturing capacity. Shares of NXP Semiconductors, a semiconductor manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2021.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what the portfolio managers believed to be the companies’ underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	8.9%
2.	Amazon.com, Inc.	6.7
3.	Alphabet, Inc., Class C	4.8
4.	Apple, Inc.	4.4
5.	Alphabet, Inc., Class A	4.4
6.	Mastercard, Inc., Class A	3.7
7.	UnitedHealth Group, Inc.	3.1
8.	Facebook, Inc., Class A	3.0
9.	Texas Instruments, Inc.	2.5
10.	Norfolk Southern Corp.	2.5

PORTFOLIO COMPOSITION BY SECTOR AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	30.8%
Communication Services	15.9
Consumer Discretionary	14.5
Health Care	12.2
Industrials	12.0
Financials	7.8
Consumer Staples	2.5
Utilities	2.3
Materials	1.8
Short-Term Investments	0.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021
		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
With Sales Charge**		21.40%	17.83%	14.58%	41.67%	37.43%	26.92%	17.35%	15.42%	13.53%	13.72%	12.49%	11.15%
Without Sales Charge		28.14	24.37	18.67	49.51	45.04	31.69	18.62	16.67	14.61	14.33	13.09	11.70
CLASS C SHARES	March 22, 2011
With CDSC***		26.78	23.00	17.89	47.73	43.32	30.62	18.03	16.18	14.16	13.88	12.72	11.33
Without CDSC		27.78	24.00	18.48	48.73	44.32	31.21	18.03	16.18	14.16	13.88	12.72	11.33
CLASS I SHARES	January 30, 1997	28.36	24.54	18.82	50.09	45.50	32.08	19.11	17.06	14.99	14.81	13.48	12.08
CLASS R6 SHARES	October 1, 2018	28.45	24.62	18.88	50.24	45.61	32.19	19.18	17.11	15.04	14.84	13.50	12.11

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Equity Fund and the S&P 500 Index from April 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares, with the exception of returns noted above as returns after taxes.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.38%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	1.89%
Tax Aware Real Return Composite Benchmark**	7.66%

Net Assets as of 4/30/2021 (In Thousands)	$434,060

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a positive absolute return and outperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and underperformed the Tax Aware Real Return Composite Benchmark for the six months ended April 30, 2021.

The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, was a leading contributor to absolute performance amid rising petroleum prices, the rollout of multiple vaccines against COVID-19 and massive fiscal stimulus from the federal government.

Relative to the Benchmark, the Fund’s underweight allocations to the housing and industrial development revenue/pollution control revenue sectors were leading detractors from relative performance, while the Fund’s overweight allocation to bonds rated single-A and BBB contributed to performance as lower rated bonds generally outperformed higher quality bonds during the period.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero coupon inflation linked swaps (“inflation swaps”) to purchase protection against inflation along the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

During the period, the Fund’s portfolio managers increased the aggregate amount of hedged positions to 94% of the portfolio from 89% at the start of the period.

INVESTMENT APPROACH

The Fund uses inflation swaps in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

PORTFOLIO COMPOSITION AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS

Municipal Bonds	92.6%
Short-Term Investments	7.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021
		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
With Sales Charge**		3.30%	3.30%	2.30%	10.97%	10.97%	7.26%	1.65%	1.60%	1.73%	1.52%	1.50%	1.67%
Without Sales Charge		7.27	7.27	4.66	15.25	15.24	9.82	2.43	2.39	2.35	1.91	1.89	1.98
CLASS C SHARES	August 31, 2005
With CDSC***		5.92	5.92	3.76	13.58	13.57	8.60	1.90	1.88	1.84	1.43	1.42	1.52
Without CDSC		6.92	6.92	4.35	14.58	14.57	9.19	1.90	1.88	1.84	1.43	1.42	1.52
CLASS I SHARES	August 31, 2005	7.38	7.38	4.78	15.50	15.49	10.07	2.70	2.65	2.60	2.17	2.15	2.24
CLASS R6 SHARES	August 16, 2013	7.32	7.32	4.76	15.63	15.62	10.19	2.77	2.75	2.71	2.24	2.23	2.33

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Real Return Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark from April 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable.

The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares, with the exception of returns noted above as returns after taxes.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.8%

Aerospace & Defense — 0.8%

Raytheon Technologies Corp.	133	11,088

Banks — 3.7%

Bank of America Corp.	653	26,480

First Republic Bank	38	7,043

Wells Fargo & Co.	366	16,475

		49,998

Beverages — 1.2%

PepsiCo, Inc.	115	16,592

Biotechnology — 1.9%

AbbVie, Inc.	230	25,656

Building Products — 0.8%

Trane Technologies plc	64	11,177

Capital Markets — 2.9%

Charles Schwab Corp. (The)	101	7,089

Morgan Stanley	394	32,498

		39,587

Chemicals — 1.8%

Air Products and Chemicals, Inc.	25	7,068

Linde plc (United Kingdom)	61	17,426

		24,494

Commercial Services & Supplies — 1.1%

Waste Connections, Inc.	122	14,484

Consumer Finance — 1.1%

American Express Co.	101	15,442

Electric Utilities — 2.3%

NextEra Energy, Inc.	396	30,669

Entertainment — 0.8%

Netflix, Inc. *	21	10,526

Food Products — 1.3%

Mondelez International, Inc., Class A	281	17,078

Health Care Equipment & Supplies — 4.8%

Boston Scientific Corp. *	460	20,068

Danaher Corp.	76	19,299

Medtronic plc	39	5,132

Zimmer Biomet Holdings, Inc.	111	19,711

		64,210

Health Care Providers & Services — 3.1%

UnitedHealth Group, Inc.	105	41,737

Hotels, Restaurants & Leisure — 3.1%

Booking Holdings, Inc. *	6	14,673

INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued

Hilton Worldwide Holdings, Inc. *	83	10,643

Yum! Brands, Inc.	137	16,353

		41,669

Industrial Conglomerates — 1.4%

Honeywell International, Inc.	85	18,902

Interactive Media & Services — 12.2%

Alphabet, Inc., Class A *	25	58,628

Alphabet, Inc., Class C *	27	63,980

Facebook, Inc., Class A *	122	39,777

		162,385

Internet & Direct Marketing Retail — 6.7%

Amazon.com, Inc. *	26	89,390

IT Services — 8.5%

Fiserv, Inc. *	143	17,201

Mastercard, Inc., Class A	129	49,359

PayPal Holdings, Inc. *	123	32,351

WEX, Inc. *	73	15,042

		113,953

Machinery — 2.4%

Ingersoll Rand, Inc. *	181	8,943

Stanley Black & Decker, Inc.	116	23,944

		32,887

Media — 3.1%

Charter Communications, Inc., Class A *	30	20,226

Comcast Corp., Class A	370	20,781

		41,007

Pharmaceuticals — 2.4%

Bristol-Myers Squibb Co.	148	9,257

Eli Lilly & Co.	123	22,545

		31,802

Professional Services — 0.6%

Leidos Holdings, Inc.	83	8,376

Road & Rail — 4.7%

Norfolk Southern Corp.	118	32,993

Union Pacific Corp.	138	30,693

		63,686

Semiconductors & Semiconductor Equipment — 9.1%

Advanced Micro Devices, Inc. *	174	14,177

Analog Devices, Inc.	77	11,732

ASML Holding NV (Registered), NYRS (Netherlands)	23	14,809

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

NVIDIA Corp.	25	15,250

NXP Semiconductors NV (Netherlands)	159	30,648

Texas Instruments, Inc.	187	33,809

		120,425

Software — 8.9%

Microsoft Corp.	474	119,436

Specialty Retail — 4.7%

AutoZone, Inc. *	10	14,306

Burlington Stores, Inc. *	27	8,909

Lowe’s Cos., Inc.	164	32,088

TJX Cos., Inc. (The)	108	7,689

		62,992

Technology Hardware, Storage & Peripherals — 4.4%

Apple, Inc.	454	59,742

Total Common Stocks (Cost $489,785)		1,339,390

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.2%

Investment Companies — 0.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.09% (a) (b) (Cost $3,308)	3,307	3,308

Total Investments — 100.0% (Cost $493,093)		1,342,698
Other Assets Less Liabilities — 0.0% (c)		382

NET ASSETS — 100.0%		1,343,080

Percentages indicated are based on net assets.

Abbreviations

NYRS	New York Registry Shares

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 89.5% (a)

Alabama — 0.9%

Alabama Public School and College Authority Series 2016-A, Rev., 4.00%, 6/1/2031	35	40

Black Belt Energy Gas District Rev., 4.00%, 12/1/2031 (b)	3,000	3,719

Total Alabama		3,759

Alaska — 1.6%

Borough of Matanuska-Susitna, Goose Creek Correctional Center Project

Series 2016, Rev., 5.00%, 9/1/2024	15	17

Rev., 5.25%, 9/1/2029	3,490	4,047

City and Borough of Juneau

GO, 4.00%, 6/1/2029	800	980

GO, 4.00%, 6/1/2030	380	472

GO, 4.00%, 6/1/2031	250	315

GO, 4.00%, 6/1/2032	855	1,069

Total Alaska		6,900

Arizona — 2.3%

City of San Luis Series A, Rev., AGM, 5.00%, 7/1/2025	50	59

County of Pima Rev., 3.00%, 7/1/2023	5	5

Maricopa County Industrial Development Authority, Banner Health Obligation Group Rev., 5.00%, 1/1/2028	5,345	6,805

Maricopa County Industrial Development Authority, Honorhealth

Series 2021A, Rev., 5.00%, 9/1/2036	750	986

Series 2021A, Rev., 4.00%, 9/1/2037	695	842

Pima County Regional Transportation Authority Series 2014, Rev., 5.00%, 6/1/2025	20	22

Pima County Unified School District No. 16 Catalina Foothills, School Improvement Projects Series 2018-B, GO, 5.00%, 7/1/2028	10	12

Pinal County Electric District No. 3

Rev., 5.00%, 7/1/2029	200	259

Rev., 5.00%, 7/1/2031	400	534

Salt River Project Agricultural Improvement & Power District, Electric System Series A, Rev., 5.00%, 1/1/2028	185	237

Town of Queen Creek, Excise Tax

Series 2016, Rev., 4.00%, 8/1/2026	25	29

Rev., 5.00%, 8/1/2029	10	12

Total Arizona		9,802

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arkansas — 0.0% (c)

City of Springdale Public Facilities Board Hospital, Arkansas Children’s Northwest Project Series 2016, Rev., 5.00%, 3/1/2030	10	12

California — 13.1%

Briggs Elementary School District, Election of 2014 Series B, GO, 4.00%, 8/1/2030	5	6

California Health Facilities Financing Authority, Kaiser Permanente Series 2017A, Subseries 2017A-2, Rev., 4.00%, 11/1/2038	1,000	1,161

California Infrastructure and Economic Development Bank, Bay Area Toll Bridges, First Lien Series 2003A, Rev., AGM, 5.00%, 7/1/2022 (d)	340	360

California Municipal Finance Authority, Lutheran University

Rev., 5.00%, 10/1/2029	225	283

Rev., 5.00%, 10/1/2030	225	280

Rev., 5.00%, 10/1/2031	225	279

City of Culver City, Wastewater Facilities Series A, Rev., 4.00%, 9/1/2035	25	30

City of Los Angeles, Department of Water and Power, Power System

Series A, Rev., 5.00%, 1/1/2023 (d)	15	16

Series B, Rev., 5.00%, 7/1/2031	2,100	2,359

Series A, Rev., 5.00%, 7/1/2032	2,550	3,152

Series B, Rev., 5.00%, 7/1/2032	1,925	2,162

Series D, Rev., 5.00%, 7/1/2032	3,300	3,782

Series 2019-C, Rev., 5.00%, 7/1/2034	5	7

Series A, Rev., 5.00%, 7/1/2034	710	874

City of Santa Rosa, Wastewater, Capital Appreciation Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 9/1/2023	4,750	4,704

CSCDA Community Improvement Authority, Essential Housing Series 2021A-1, Rev., 2.88%, 8/1/2041 (e)	200	198

Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-Backed Bonds Series 2015A, Rev., 5.00%, 6/1/2034	4,950	5,797

Lompoc Valley Medical Center GO, 5.00%, 8/1/2024	15	17

Long Beach Bond Finance Authority, Natural Gas Series 2007A, Rev., 5.25%, 11/15/2021	5,000	5,135

Los Angeles Community College District, Election of 2008 Series G, GO, 4.00%, 8/1/2024 (d)	145	163

Los Angeles Department of Water and Power System

Series B, Rev., 5.00%, 7/1/2029	3,580	4,460

Series 2017A, Rev., 5.00%, 7/1/2033	5,000	6,168

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Los Angeles Unified School District, Headquarters Building Projects Series B, COP, 5.00%, 10/1/2031	80	85

Sacramento Municipal Utility District Financing Authority, Cosumnes Project Rev., 5.00%, 7/1/2028	1,290	1,532

San Francisco Bay Area Rapid Transit District, Sales Tax

Series A, Rev., 5.00%, 7/1/2025	395	470

Series A, Rev., 5.00%, 7/1/2026	225	267

San Francisco City and County, Airport Commission, San Francisco International Airport Series 2019A, Rev., AMT, 5.00%, 5/1/2034	25	31

San Joaquin County Transportation Authority, Measure K Sales Tax Rev., 5.00%, 3/1/2030	2,000	2,466

South Placer Wastewater Authority Rev., 5.00%, 11/1/2024	10	12

State of California, Various Purpose

GO, 5.00%, 8/1/2030	5,370	6,280

GO, 5.00%, 12/1/2035	3,250	4,322

Turlock Irrigation District, First Priority Rev., 5.00%, 1/1/2022	10	10

Westminster School District Series 2016, GO, 5.00%, 8/1/2030	5	6

Total California		56,874

Colorado — 1.0%

City of Aurora COP, 5.00%, 12/1/2031	15	20

City of Greeley COP, 4.00%, 12/1/2034	10	12

Colorado Higher Education, Lease Purchase Financing Program

COP, 5.00%, 9/1/2029	775	1,022

COP, 5.00%, 9/1/2031	500	684

Denver Health and Hospital Authority, Healthcare

Series 2019-A, Rev., 4.00%, 12/1/2038	1,250	1,450

Series 2019-A, Rev., 4.00%, 12/1/2039	1,000	1,157

Total Colorado		4,345

Connecticut — 0.5%

Town of South Windsor Series 2021B, GO, 4.00%, 12/15/2027	1,760	2,136

Town of Southington Series 2020C, GO, 5.00%, 6/1/2028	5	6

Town of Stafford GO, 3.00%, 8/1/2026	10	10

Total Connecticut		2,152

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Delaware — 0.0% (c)

County of New Castle Series 2012B, GO, 5.00%, 7/15/2021	20	20

District of Columbia — 1.1%

District of Columbia

Series 2017A, GO, 5.00%, 6/1/2029	290	362

Series 2017A, GO, 5.00%, 6/1/2030	400	497

Series 2017A, GO, 5.00%, 6/1/2031	600	745

Series 2017A, GO, 5.00%, 6/1/2032	665	826

District of Columbia, Gallaudet University Project

Series 2021A, Rev., 4.00%, 4/1/2033	160	193

Series 2021A, Rev., 4.00%, 4/1/2034	165	198

Series 2021A, Rev., 4.00%, 4/1/2035	200	239

Series 2021A, Rev., 4.00%, 4/1/2036	200	238

District of Columbia, Income Tax Secured Series 2020C, Rev., 5.00%, 5/1/2037	1,000	1,309

Total District of Columbia		4,607

Florida — 4.8%

Broward County, Water and Sewer Utility Series 2015B, Rev., 5.00%, 10/1/2030	5,000	5,961

Florida Atlantic University Finance Corp., Student Housing Project Series 2019B, Rev., 5.00%, 7/1/2029	250	324

Florida Department of Management Services Series 2018A, COP, 5.00%, 11/1/2026	145	179

Florida Gulf Coast University Financing Corp., Housing Project

Series 2017A, Rev., 5.00%, 8/1/2032	500	611

Series 2020A, Rev., 4.00%, 2/1/2037	200	237

Florida Higher Educational Facilities Financial Authority, Rollins College Project Rev., 4.00%, 12/1/2037	1,590	1,884

JEA Electric System Series 2017B, Rev., 5.00%, 10/1/2033	4,000	4,937

State of Florida, Transportation Right-of-Way Acquisition and Bridge Construction Series 2021B, GO, 5.00%, 7/1/2031	5,000	6,872

Total Florida		21,005

Georgia — 0.9%

Albany-Dougherty Inner City Authority, Albany State University Projects Rev., 5.00%, 7/1/2032	2,000	2,585

Clayton County Development Authority, Clayton State University Project

Rev., 5.00%, 7/1/2025	105	123

Rev., 5.00%, 7/1/2026	50	60

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Georgia — continued

Rev., 5.00%, 7/1/2027	100	123

Rev., 5.00%, 7/1/2028	125	158

Henry County, Water & Sewerage Authority Rev., GTD, 5.00%, 2/1/2029	125	129

Polk School District, Sales Tax GO, 5.00%, 3/1/2025	325	382

State of Georgia Series 2015A, GO, 5.00%, 2/1/2025	130	153

Total Georgia		3,713

Idaho — 0.2%

Idaho Housing and Finance Association Series 2021A, Rev., 5.00%, 7/15/2035	750	997

Illinois — 3.1%

City of Chicago, Motor Fuel Tax Rev., 5.00%, 1/1/2022	105	106

City of Chicago, Second Lien Waterworks Project

Rev., 5.00%, 11/1/2022	400	428

Rev., 5.00%, 11/1/2029	1,000	1,138

City of Sterling Series 2020A, GO, AGM, 4.00%, 1/1/2025	65	73

County of Cook Series 2021A, GO, 5.00%, 11/15/2028	2,300	2,948

Du Page & Will Counties Community School District No. 204 Indian Prairie Series A, GO, AGM-CR, FGIC, 6.25%, 12/30/2021	140	146

Illinois State Toll Highway Authority Series A, Rev., 5.00%, 12/1/2022	3,000	3,226

Northern Illinois University, Auxiliary Facilities System

Rev., 5.00%, 10/1/2026 (f)	250	302

Rev., 5.00%, 10/1/2027 (f)	325	400

Rev., 5.00%, 10/1/2028 (f)	325	407

Regional Transportation Authority Series A, Rev., NATL-RE, 6.00%, 7/1/2024	750	877

State of Illinois

Series 2021A, GO, 4.00%, 3/1/2038	1,000	1,153

Series 2021A, GO, 4.00%, 3/1/2039	2,000	2,297

Total Illinois		13,501

Indiana — 1.3%

Fort Wayne Redevelopment Authority, Harrison Square Project Rev., 5.00%, 2/1/2026	1,110	1,244

Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2013D, Rev., 5.00%, 1/1/2026	4,050	4,377

Lake Ridge School Building Corp., First Mortgage Rev., 4.00%, 7/15/2028	125	137

Total Indiana		5,758

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Iowa — 0.0% (c)

City of Bondurant Series 2020A, GO, 3.00%, 6/1/2029	100	111

Iowa Finance Authority, State Revolving Fund Rev., 5.00%, 8/1/2032	20	24

Total Iowa		135

Louisiana — 0.9%

City of Alexandria, Utilities Series 2013A, Rev., 5.00%, 5/1/2023 (d)	1,250	1,371

Lafayette Public Power Authority Rev., 5.00%, 11/1/2025	15	18

Louisiana Local Government Environmental Facilities and Community Development Authority, Bossier City Project Rev., 5.00%, 10/1/2027	25	31

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project

Series 2020A, Rev., 5.00%, 5/15/2035	650	837

Series 2020A, Rev., 5.00%, 5/15/2036	775	994

Series 2020A, Rev., 5.00%, 5/15/2037	500	639

St. Tammany Parish Hospital Service District No. 1 Series 2018-A, Rev., 5.00%, 7/1/2032	15	19

State of Louisiana, State Highway Improvement Series 2013-A, Rev., 5.00%, 6/15/2023	40	44

Terrebonne Parish Recreation District No. 5 GO, 5.00%, 3/1/2027	20	25

Total Louisiana		3,978

Maryland — 2.1%

City of Baltimore, Water Project Series 2020A, Rev., 4.00%, 7/1/2038	1,000	1,214

County of Baltimore, Public Improvement GO, 5.00%, 3/1/2036	3,560	4,774

County of Howard Series 2019-B, GO, 5.00%, 8/15/2027	15	19

County of Montgomery, Consolidated Public Improvements

Series C, GO, 5.00%, 10/1/2027	1,000	1,274

Series A, GO, 4.00%, 12/1/2033	5	6

Maryland Health and Higher Educational Facilities Authority, Stevenson University Issue

Series 2021A, Rev., 5.00%, 6/1/2030	395	498

Series 2021A, Rev., 5.00%, 6/1/2032	450	571

Series 2021A, Rev., 4.00%, 6/1/2038	790	901

Total Maryland		9,257

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Massachusetts — 0.9%

Commonwealth of Massachusetts Series 2004C, GO, AGM, 5.50%, 12/1/2022	200	217

Massachusetts Bay Transportation Authority Series 2006-A, Rev., 5.25%, 7/1/2031	1,500	2,093

Massachusetts Development Finance Agency, Southcoast Health System Obligated Group Issue Series 2021G, Rev., 5.00%, 7/1/2036	200	259

University of Massachusetts Building Authority Rev., 5.00%, 11/1/2032	1,000	1,355

Total Massachusetts		3,924

Michigan — 0.6%

Avondale School District GO, Q-SBLF, 5.00%, 11/1/2027	15	19

Eastern Michigan University, Board of Regents Series 2017A, Rev., 5.00%, 3/1/2033	1,000	1,207

Grand Rapids Public Schools, Unlimited Tax GO, AGM, 5.00%, 11/1/2029	5	7

Lakeview School District, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2028	10	12

Onekama Consolidated Schools GO, AGM, 4.00%, 5/1/2025	15	17

Watervliet Public Schools, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2025	10	11

Wayne-Westland Community Schools Series 2019, GO, Q-SBLF, 4.00%, 11/1/2031	10	12

Western Michigan University, Tax Exempt

Series 2021A, Rev., AGM, 5.00%, 11/15/2034	200	264

Series 2021A, Rev., AGM, 5.00%, 11/15/2035	200	263

Series 2021A, Rev., AGM, 5.00%, 11/15/2036	200	262

Series 2021A, Rev., AGM, 5.00%, 11/15/2037	350	458

Total Michigan		2,532

Minnesota — 0.0% (c)

Duluth Independent School District No. 709 Series 2015B, GO, 5.00%, 2/1/2023	65	70

Missouri — 0.7%

City of Springfield, Public Utility Rev., 5.00%, 8/1/2022	100	106

Health and Educational Facilities Authority of the State of Missouri, St. Luke’s Health System, Inc.

Rev., 5.00%, 11/15/2026	750	925

Rev., 5.00%, 11/15/2027	150	190

Rev., 5.00%, 11/15/2028	500	645

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — continued

Rev., 5.00%, 11/15/2029	1,000	1,315

Total Missouri		3,181

Montana — 0.0% (c)

Silver Bow County School District No. 1 GO, 5.00%, 7/1/2029	5	6

Nebraska — 0.8%

Central Plains Energy Project, Gas Project No. 3 Series 2017A, Rev., 5.00%, 9/1/2042	2,550	3,658

Nevada — 0.0% (c)

County of Clark, Nevada Improvement District No. 158 5.00%, 8/1/2034	10	12

New Jersey — 5.9%

Burlington County Bridge Commission, Government Leasing Program

Rev., 5.00%, 4/1/2029	510	663

Rev., 5.00%, 4/1/2030	435	576

County of Morris GO, 3.00%, 2/1/2030	20	22

New Jersey Economic Development Authority, School Facilities Construction Series PP, Rev., 5.00%, 6/15/2029	5,000	5,652

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series A, Rev., 5.00%, 6/15/2028	3,000	3,598

New Jersey Transportation Trust Fund Authority, Transportation Program

Series 2013AA, Rev., 5.00%, 6/15/2036	2,500	2,708

Series 2020AA, Rev., 4.00%, 6/15/2050	1,125	1,276

Series 2020AA, Rev., 5.00%, 6/15/2050	1,000	1,233

New Jersey Turnpike Authority Series 2017B, Rev., 4.00%, 1/1/2035	5	6

State of New Jersey, Covid-19 Series 2020A, GO, 5.00%, 6/1/2029	5,000	6,512

Tobacco Settlement Financing Corp. Series 2018A, Rev., 5.00%, 6/1/2027	2,800	3,478

Township of Branchburg GO, 3.00%, 9/1/2028	40	44

Total New Jersey		25,768

New Mexico — 0.0% (c)

State of New Mexico Severance Tax Permanent Fund Series 2018A, Rev., 5.00%, 7/1/2022	25	26

New York — 18.4%

Battery Park City Authority Series 2019 B, Rev., 5.00%, 11/1/2039	3,010	3,916

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

City of New York, Fiscal Year 2018

Series B, Subseries B-4, GO, VRDO, LIQ: Barclays Bank plc, 0.01%, 5/3/2021 (b)	5,000	5,000

Series 2018-1, GO, 5.00%, 8/1/2030	20	25

City of New York, Fiscal Year 2021 SubseriesF-1, GO, 4.00%, 3/1/2040	1,020	1,211

Corning City School District Series 2016, GO, 5.00%, 6/15/2021	15	15

County of St. Lawrence GO, AGM, 3.00%, 5/15/2034	10	10

County of Suffolk

Series B, GO, AGM, 4.00%, 10/15/2024	50	56

Series B, GO, AGM, 5.00%, 10/15/2026	25	31

East Moriches Union Free School District GO, AGM, 3.13%, 7/1/2029	25	27

Erie County Industrial Development Agency (The), School District Buffalo Project Rev., 5.00%, 5/1/2024	40	45

Hudson Yards Infrastructure Corp., Second Indenture, Fiscal Year 2017

Series A, Rev., 5.00%, 2/15/2033	1,500	1,815

Series A, Rev., 5.00%, 2/15/2034	40	48

Island Park Union Free School District Series 2019, GO, 4.00%, 7/15/2033	40	46

Long Island Power Authority Series 2019-A, Rev., 3.00%, 9/1/2036	10	11

Metropolitan Transportation Authority

Series 2015F, Rev., 5.00%, 11/15/2025	15	18

Subseries C-1, Rev., 5.25%, 11/15/2028	5,000	5,937

Nassau County Interim Finance Authority, Sales Tax Secured Series 2021A, Rev., 5.00%, 11/15/2034	1,275	1,728

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	3,000	3,544

New York City Transitional Finance Authority Building Aid, Fiscal Year 2019 Series S-2A, Rev., 5.00%, 7/15/2032	40	51

New York City Transitional Finance Authority Future Tax Secured

Subseries 2010G-6, Rev., VRDO, LIQ: Barclays Bank plc, 0.01%, 5/3/2021 (b)	4,900	4,900

Series I, Rev., 3.00%, 5/1/2022	150	154

New York Convention Center Development Corp., Subordinated Lien Series 2016B, Rev., AGM-CR, Zero Coupon, 11/15/2052	10,000	4,140

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York State Dormitory Authority

Series 2018A, Rev., 5.00%, 10/1/2030	875	1,063

Series 2018A, Rev., 5.00%, 7/1/2038	3,500	4,393

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series D, Rev., 4.00%, 2/15/2037	5,500	6,498

New York State Dormitory Authority, State Sales Tax

Series 2017-A, Rev., 5.00%, 3/15/2028	5	6

Series 2014A, Rev., 5.00%, 3/15/2033	1,000	1,131

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects, Second Resolution

Series 2017A, Rev., 5.00%, 6/15/2027	3,500	4,432

Series 2017A, Rev., 5.00%, 6/15/2028	2,000	2,525

New York State Thruway Authority Series J, Rev., 5.00%, 1/1/2025	5	6

New York State Thruway Authority, Junior Lien

Series 2016-A, Rev., 5.00%, 1/1/2025	25	29

Rev., 5.00%, 1/1/2027	125	150

New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2017C, Rev., 5.00%, 3/15/2027	5,475	6,827

Port Authority of New York & New Jersey, Consolidated Series 194, Rev., 5.00%, 10/15/2041	6,500	7,671

Rensselaer City School District Series 2016, COP, AGM, 5.00%, 6/1/2028	400	482

Sales Tax Asset Receivable Corp., Fiscal Year 2015 Series A, Rev., 5.00%, 10/15/2031	1,890	2,181

Syracuse Industrial Development Agency, School District Series 2019-A, Rev., 4.00%, 5/1/2034	10	12

Utility Debt Securitization Authority

Series 2013TE, Rev., 5.00%, 12/15/2028	4,000	4,498

Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,748

Village of Stewart Manor, Public Improvement

GO, 5.00%, 8/1/2026	20	24

GO, 4.00%, 8/1/2028	20	24

Wellsville Central School District GO, AGM, 5.00%, 6/15/2023	20	22

West Genesee Central School District Series 2013-A, GO, 3.00%, 6/15/2021	15	15

Total New York		79,465

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

North Carolina — 1.0%

City of Sanford, Enterprise System Rev., 5.00%, 6/1/2031	570	733

Mecklenburg County Public Facilities Corp. Rev., 5.00%, 2/1/2026	10	12

North Carolina Capital Facilities Finance Agency, High Point University

Rev., 5.00%, 5/1/2029	525	672

Rev., 5.00%, 5/1/2030	560	727

Rev., 4.00%, 5/1/2032	1,000	1,210

North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien Rev., AGM, 5.00%, 1/1/2029	700	857

University of North Carolina at Greensboro Rev., 4.00%, 4/1/2035	10	12

Total North Carolina		4,223

Ohio — 1.0%

Butler County Port Authority, Community First Solutions

Rev., 4.00%, 5/15/2038	110	127

Rev., 4.00%, 5/15/2039	110	127

Rev., 4.00%, 5/15/2040	120	138

Rev., 4.00%, 5/15/2041	125	143

City of Lakewood, Limited Tax, Various Purpose

GO, 4.00%, 12/1/2025	300	348

GO, 5.00%, 12/1/2027	350	445

County of Hamilton Series 2021A, GO, 5.00%, 12/1/2031	1,190	1,627

Northeast Ohio Medical University

Series 2021A, Rev., 5.00%, 12/1/2030	70	89

Series 2021A, Rev., 4.00%, 12/1/2035	150	173

State of Ohio, Capital Facilities Lease Appropriation Series 2018A, Rev., 5.00%, 4/1/2028	1,020	1,302

Total Ohio		4,519

Oklahoma — 1.1%

Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project

Rev., 5.00%, 10/1/2022	250	267

Rev., 5.00%, 10/1/2023	180	200

Rev., 5.00%, 10/1/2025	500	594

Rev., 5.00%, 10/1/2026	500	610

Oklahoma Turnpike Authority, Turnpike System, Second Senior Series 2017A, Rev., 5.00%, 1/1/2038	2,000	2,364

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oklahoma — continued

Oklahoma Water Resources Board Series 2021A, Rev., 5.00%, 10/1/2029	410	542

Total Oklahoma		4,577

Oregon — 0.9%

City of Portland, Second Lien Sewer System Series B, Rev., 4.00%, 10/1/2036	2,180	2,415

County of Marion GO, AMBAC, 5.50%, 6/1/2023	100	111

Linn & Benton Counties, School District No. 8J, Greater Albany GO, 5.00%, 6/15/2030	500	620

Tri-County Metropolitan Transportation District of Oregon Series 2017-A, Rev., 5.00%, 10/1/2023	50	56

Washington Counties, Hillsborough School District No. 1J GO, 5.00%, 6/15/2027	570	717

Total Oregon		3,919

Pennsylvania — 2.5%

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2027	350	387

Rev., 5.00%, 11/1/2028	450	489

Rev., 5.00%, 11/1/2029	150	162

Rev., 5.00%, 11/1/2030	150	161

Bucks County Industrial Development Authority, Grand View Hospital Project Rev., 5.00%, 7/1/2036	1,225	1,507

Commonwealth Financing Authority, Tobacco Master Settlement Payment

Rev., 5.00%, 6/1/2024	500	569

Rev., 5.00%, 6/1/2025	630	740

Rev., 5.00%, 6/1/2026	380	460

Rev., 5.00%, 6/1/2027	500	620

Rev., 5.00%, 6/1/2028	880	1,114

Rev., 5.00%, 6/1/2029	380	477

County of Lancaster Series 2016-A, GO, 4.00%, 5/1/2026	15	17

County of Montgomery Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 4.00%, 9/1/2043	2,000	2,279

Fairview School District Series A, GO, 4.00%, 2/1/2028	10	11

Sayre Health Care Facilities Authority, Guthrie Health Issue Rev., (ICE LIBOR USD 3 Month + 0.78%), 0.91%, 12/1/2024 (g)	1,895	1,899

Township of Lower Paxton Series 2020A, GO, 4.00%, 4/1/2032	15	18

Total Pennsylvania		10,910

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Rhode Island — 0.0% (c)

Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Series 2016A, Rev., 5.00%, 10/1/2029	10	12

South Carolina — 0.0% (c)

City of Charleston, Waterworks & Sewer System Rev., 5.00%, 1/1/2028	15	18

Spartanburg County Tourist Public Facilities Corp. COP, 4.00%, 4/1/2028	10	11

Total South Carolina		29

Tennessee — 2.5%

Metropolitan Government Nashville and Davidson County Health and Educational Facilities, The Blakeford at Green Hills Corp. Series 2020A, Rev., 4.00%, 11/1/2038	1,305	1,401

Metropolitan Nashville Airport Authority (The), Subordinate Airport Series 2019A, Rev., 5.00%, 7/1/2034	130	169

Tennessee Energy Acquisition Corp., Gas Project Rev., 4.00%, 11/1/2025 (b)	8,000	9,110

Total Tennessee		10,680

Texas — 9.3%

Bexar County Hospital District GO, 4.00%, 2/15/2035	10	11

City of Houston, Combined Utility System, Junior Lien Series A, Rev., AGM, 5.75%, 12/1/2032 (d)	5,550	8,279

City of Houston, Public Improvement Series 2014A, GO, 5.00%, 3/1/2030	4,000	4,499

City of Portland GO, 3.00%, 8/15/2029	100	113

County of El Paso GO, 5.00%, 2/15/2032	1,490	1,837

Crandall Independent School District Series 2012A, GO, PSF-GTD, Zero Coupon, 8/15/2021	2,140	1,854

Lower Colorado River Authority Rev., 5.00%, 5/15/2031	2,760	3,609

Lower Colorado River Authority, LCRA Transmission Services Corp. Project

Series 2020A, Rev., 5.00%, 5/15/2035	1,000	1,294

Series 2020A, Rev., 5.00%, 5/15/2036	1,000	1,291

Lower Colorado River Authority, Transmission Services Corp. Project

Rev., 5.00%, 5/15/2034	220	285

Rev., 5.00%, 5/15/2036	1,495	1,894

Rev., 5.00%, 5/15/2037	1,250	1,607

Rev., 5.00%, 5/15/2038	1,500	1,891

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

North Texas Tollway Authority System, First Tier

Series 2017A, Rev., 5.00%, 1/1/2026	200	216

Series 2017A, Rev., 5.00%, 1/1/2027	550	659

Series 2017A, Rev., 5.00%, 1/1/2030	360	428

Series 2017A, Rev., 5.00%, 1/1/2035	600	728

North Texas Tollway Authority System, Second Tier

Series 2017B, Rev., 5.00%, 1/1/2026	150	161

Series 2017B, Rev., 5.00%, 1/1/2027	300	359

Series 2017B, Rev., 5.00%, 1/1/2030	400	475

San Jacinto College District, Limited Tax Series 2019-A, GO, 5.00%, 2/15/2029	120	156

Trinity River Authority, Walker-Calloway System

Rev., 5.00%, 2/1/2026	275	331

Rev., 5.00%, 2/1/2027	290	358

Rev., 5.00%, 2/1/2028	305	386

Rev., 5.00%, 2/1/2029	320	401

Rev., 5.00%, 2/1/2030	340	423

Rev., 5.00%, 2/1/2031	355	440

Tyler Independent School District GO, PSF-GTD, 5.00%, 2/15/2028	175	217

University of Texas System (The), Board of Regents, Financing System Series 2014B, Rev., 5.00%, 8/15/2026	5,000	6,163

Total Texas		40,365

Utah — 0.7%

University of Utah (The) Series 2019-A, Rev., 5.00%, 8/1/2035	500	647

Utah Infrastructure Agency Tax-Exempt Telecommunications

Rev., 4.00%, 10/15/2031	500	599

Rev., 4.00%, 10/15/2033	525	623

Utah Infrastructure Agency Telecommunications and Franchise Tax Rev., 4.00%, 10/15/2025 (d)	250	289

Weber Basin Water Conservancy District

Series 2017B, Rev., 5.00%, 10/1/2030	250	313

Series 2017B, Rev., 5.00%, 10/1/2031	470	585

Total Utah		3,056

Virginia — 2.6%

City of Newport News Rev., 5.00%, 7/15/2029	2,975	3,933

Henrico County Economic Development Authority, Westminster Canterbury Richmond Rev., 4.00%, 10/1/2040	330	366

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Virginia — continued

Virginia Public School Authority

Series 2017C, Rev., 5.00%, 8/1/2028	500	631

Series 2021A, Rev., 5.00%, 8/1/2031 (f)	3,560	4,903

Virginia Small Business Financing Authority, The Obligated Group of National Senior Campuses, Inc. Series 2020A, Rev., 5.00%, 1/1/2034	1,200	1,459

Total Virginia		11,292

Washington — 6.2%

Energy Northwest Rev., 5.00%, 7/1/2026	10	12

Port of Seattle, Intermediate Lien

Series 2015B, Rev., 5.00%, 3/1/2033	3,750	4,286

Series 2015B, Rev., 5.00%, 3/1/2034	1,000	1,141

State of Washington, Various Purpose

Series R-2018C, GO, 5.00%, 8/1/2034	900	1,120

Series 2021C, GO, 5.00%, 2/1/2037	5,170	6,887

University of Washington

Series 2020C, Rev., 5.00%, 4/1/2034	3,695	4,883

Series 2020C, Rev., 5.00%, 4/1/2035	500	659

Washington Health Care Facilities Authority, Providence St. Joseph Health

Series 2018B, Rev., 5.00%, 10/1/2025	1,250	1,492

Series 2018B, Rev., 5.00%, 10/1/2026	1,500	1,845

Series 2018B, Rev., 5.00%, 10/1/2027	2,500	3,156

Washington State Housing Finance Commission, Rockwood Retirement Communities Project, Tax-Exempt Series 2020A, Rev., 5.00%, 1/1/2041 (e)	1,415	1,491

Total Washington		26,972

Wisconsin — 0.6%

City of Milwaukee, Sewerage System

Series 2021-S2, Rev., 5.00%, 6/1/2029 (f)	580	756

Series 2021-S2, Rev., 5.00%, 6/1/2030 (f)	750	996

Public Finance Authority, The Carmelite System, Inc., Obligated Group Rev., 3.25%, 1/1/2029	860	943

Total Wisconsin		2,695

Total Municipal Bonds (Cost $365,197)		388,706

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 7.2%

Investment Companies — 7.2%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.02% (h) (i) (Cost $31,110)	31,094	31,110

Total Investments — 96.7% (Cost $396,307)		419,816
Other Assets Less Liabilities — 3.3%		14,244

NET ASSETS — 100.0%		434,060

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
GTD	Guaranteed
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of April 30, 2021.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Security is prerefunded or escrowed to maturity.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2021.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of April 30, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

Centrally Cleared Inflation-linked swap contracts outstanding as of April 30, 2021 (amounts in thousands):

FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS) $	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CPI-U at termination	2.29% at termination	Receive	2/1/2026	USD	1,920	—	41	41
CPI-U at termination	2.29% at termination	Receive	2/4/2026	USD	8,216	—	191	191
CPI-U at termination	2.31% at termination	Receive	2/24/2026	USD	2,786	—	61	61
CPI-U at termination	2.31% at termination	Receive	2/24/2026	USD	2,786	—	60	60
CPI-U at termination	2.31% at termination	Receive	2/26/2026	USD	14,400	5	306	310
CPI-U at termination	2.32% at termination	Receive	2/26/2026	USD	6,660	(1)	143	142
CPI-U at termination	2.34% at termination	Receive	2/9/2026	USD	2,685	—	56	56
CPI-U at termination	2.34% at termination	Receive	2/16/2026	USD	2,700	—	54	55
CPI-U at termination	2.36% at termination	Receive	2/12/2026	USD	77,084	—	1,509	1,509
CPI-U at termination	2.38% at termination	Receive	3/11/2026	USD	25,000	—	437	437
CPI-U at termination	2.38% at termination	Receive	3/11/2026	USD	30,000	—	522	522
CPI-U at termination	2.38% at termination	Receive	3/11/2026	USD	12,400	—	221	221
CPI-U at termination	2.38% at termination	Receive	3/4/2026	USD	7,266	—	131	131
CPI-U at termination	2.38% at termination	Receive	3/4/2026	USD	9,536	—	169	169
CPI-U at termination	2.45% at termination	Receive	4/12/2031	USD	5,983	—	66	66
CPI-U at termination	2.47% at termination	Receive	3/15/2026	USD	3,473	—	44	44
CPI-U at termination	2.47% at termination	Receive	3/22/2031	USD	8,390	—	80	80
CPI-U at termination	2.48% at termination	Receive	3/15/2026	USD	2,780	—	34	34
CPI-U at termination	2.50% at termination	Receive	3/26/2026	USD	21,268	—	234	234
CPI-U at termination	2.50% at termination	Receive	3/17/2026	USD	4,913	—	56	56
CPI-U at termination	2.52% at termination	Receive	4/29/2031	USD	3,085	—	9	9
CPI-U at termination	2.53% at termination	Receive	3/26/2026	USD	1,460	—	14	14
CPI-U at termination	2.53% at termination	Receive	4/14/2026	USD	4,561	—	38	38
CPI-U at termination	2.53% at termination	Receive	4/6/2026	USD	3,574	—	32	32
CPI-U at termination	2.55% at termination	Receive	5/5/2031	USD	3,901	—	—	—
CPI-U at termination	2.58% at termination	Receive	4/23/2026	USD	81,459	—	458	458

						4	4,966	4,970

CPI-U at termination	2.56% at termination	Receive	4/30/2031	USD	22,356	—	(45)	(45)

						4	4,921	4,925

Abbreviations

CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar

(a)	Value of floating rate index at April 30, 2021 was as follows:

	Floating Rate Index	Value
	CPI-U	2.67%

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	19

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,339,390		$388,706
Investments in affiliates, at value	3,308		31,110
Cash	7		—
Deposits at broker for centrally cleared swaps	—		13,838
Receivables:
Investment securities sold	1,063		100
Fund shares sold	1,052		5,399
Interest from non-affiliates	—		3,944
Dividends from non-affiliates	946		—
Dividends from affiliates	—	(a)	—	(a)
Variation margin on centrally cleared swaps (net upfront receipts of $0 and $4, respectively)	—		456

Total Assets	1,345,766		443,553

LIABILITIES:
Payables:
Due to custodian	—		181
Investment securities purchased	1,078		1,001
Investment securities purchased — delayed delivery securities	—		7,792
Fund shares redeemed	970		236
Accrued liabilities:
Investment advisory fees	374		92
Administration fees	77		9
Distribution fees	18		13
Service fees	80		31
Custodian and accounting fees	4		23
Trustees’ and Chief Compliance Officer’s fees	—		1
Other	85		114

Total Liabilities	2,686		9,493

Net Assets	$1,343,080		$434,060

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$318,739	$525,155
Total distributable earnings (loss)	1,024,341	(91,095)

Total Net Assets	$1,343,080	$434,060

Net Assets:
Class A	$36,730	$54,953
Class C	16,584	4,956
Class I	790,768	349,928
Class R6	498,998	24,223

Total	$1,343,080	$434,060

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	810	5,675
Class C	372	513
Class I	17,314	36,049
Class R6	10,923	2,496
Net Asset Value (a):
Class A — Redemption price per share	$45.33	$9.68
Class C — Offering price per share (b)	44.60	9.66
Class I — Offering and redemption price per share	45.67	9.71
Class R6 — Offering and redemption price per share	45.68	9.70
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$47.84	$10.06

Cost of investments in non-affiliates	$489,785	$365,197
Cost of investments in affiliates	3,308	31,110

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	21

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$3,885
Dividend income from non-affiliates	6,643		—
Dividend income from affiliates	2		2

Total investment income	6,645		3,887

EXPENSES:
Investment advisory fees	2,200		556
Administration fees	471		119
Distribution fees:
Class A	42		51
Class C	55		12
Service fees:
Class A	42		51
Class C	18		4
Class I	887		314
Custodian and accounting fees	20		47
Interest expense to affiliates	2		— (a)
Professional fees	33		55
Trustees’ and Chief Compliance Officer’s fees	14		14
Printing and mailing costs	42		12
Registration and filing fees	48		39
Transfer agency fees (See Note 2.H.)	9		3
Other	12		8

Total expenses	3,895		1,285

Less fees waived	(579)		(446)
Less expense reimbursements	(2)		—

Net expenses	3,314		839

Net investment income (loss)	3,331		3,048

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	175,402		111
Investments in affiliates	—	(a)	(1)
Futures contracts	—		(88)
Swaps	—		16,467

Net realized gain (loss)	175,402		16,489

Distributions of capital gains received from investment company affiliates	—		— (a)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	135,045		4,480
Investments in affiliates	—	(a)	—
Futures contracts	—		31
Swaps	—		(1,416)

Change in net unrealized appreciation/depreciation	135,045		3,095

Net realized/unrealized gains (losses)	310,447		19,584

Change in net assets resulting from operations	$313,778		$22,632

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,331	$10,664	$3,048	$11,094
Net realized gain (loss)	175,402	192,580	16,489	(14,863)
Distributions of capital gains received from investment company affiliates	—	—	— (a)	—
Change in net unrealized appreciation/depreciation	135,045	355	3,095	(1,797)

Change in net assets resulting from operations	313,778	203,599	22,632	(5,566)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(4,005)	(1,704)	(342)	(765)
Class C	(1,733)	(712)	(20)	(92)
Class I	(87,140)	(40,616)	(2,420)	(7,584)
Class R6	(68,411)	(43,866)	(233)	(3,012)

Total distributions to shareholders	(161,289)	(86,898)	(3,015)	(11,453)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	16,518	(217,118)	139,550	(456,922)

NET ASSETS:
Change in net assets	169,007	(100,417)	159,167	(473,941)
Beginning of period	1,174,073	1,274,490	274,893	748,834

End of period	$1,343,080	$1,174,073	$434,060	$274,893

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	23

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,980	$7,701	$21,211	$10,870
Distributions reinvested	3,935	1,701	305	717
Cost of shares redeemed	(2,868)	(7,837)	(4,092)	(15,395)

Change in net assets resulting from Class A capital transactions	3,047	1,565	17,424	(3,808)

Class C
Proceeds from shares issued	1,761	2,778	2,432	410
Distributions reinvested	1,684	711	18	71
Cost of shares redeemed	(1,172)	(3,562)	(556)	(5,805)

Change in net assets resulting from Class C capital transactions	2,273	(73)	1,894	(5,324)

Class I
Proceeds from shares issued	57,988	172,254	143,768	77,698
Distributions reinvested	85,272	39,560	1,475	5,598
Cost of shares redeemed	(76,321)	(227,978)	(25,604)	(243,517)

Change in net assets resulting from Class I capital transactions	66,939	(16,164)	119,639	(160,221)

Class R6
Proceeds from shares issued	33,838	37,291	2,522	11,319
Distributions reinvested	68,187	43,746	230	2,990
Cost of shares redeemed	(157,766)	(283,483)	(2,159)	(301,878)

Change in net assets resulting from Class R6 capital transactions	(55,741)	(202,446)	593	(287,569)

Total change in net assets resulting from capital transactions	$16,518	$(217,118)	$139,550	$(456,922)

SHARE TRANSACTIONS:
Class A
Issued	48	207	2,225	1,186
Reinvested	100	47	32	79
Redeemed	(69)	(219)	(433)	(1,722)

Change in Class A Shares	79	35	1,824	(457)

Class C
Issued	42	78	255	45
Reinvested	44	20	2	8
Redeemed	(28)	(96)	(59)	(644)

Change in Class C Shares	58	2	198	(591)

Class I
Issued	1,358	4,986	15,097	8,488
Reinvested	2,162	1,082	156	615
Redeemed	(1,827)	(6,285)	(2,713)	(27,090)

Change in Class I Shares	1,693	(217)	12,540	(17,987)

Class R6
Issued	795	1,011	265	1,206
Reinvested	1,728	1,196	24	321
Redeemed	(3,835)	(7,529)	(228)	(33,179)

Change in Class R6 Shares	(1,312)	(5,322)	61	(31,652)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Tax Aware Equity Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$40.37	$0.02	$10.46	$10.48	$(0.04)	$(5.48)	$(5.52)
Year Ended October 31, 2020	36.83	0.17	5.79	5.96	(0.18)	(2.24)	(2.42)
Year Ended October 31, 2019	33.50	0.23	4.28	4.51	(0.25)	(0.93)	(1.18)
Year Ended October 31, 2018	34.41	0.17	1.46	1.63	(0.18)	(2.36)	(2.54)
Year Ended October 31, 2017	28.82	0.17	6.87	7.04	(0.19)	(1.26)	(1.45)
Year Ended October 31, 2016	29.60	0.20	0.47	0.67	(0.22)	(1.23)	(1.45)

Class C
Six Months Ended April 30, 2021 (Unaudited)	39.86	(0.08)	10.30	10.22	—	(5.48)	(5.48)
Year Ended October 31, 2020	36.42	(0.02)	5.74	5.72	(0.04)	(2.24)	(2.28)
Year Ended October 31, 2019	33.17	0.07	4.22	4.29	(0.11)	(0.93)	(1.04)
Year Ended October 31, 2018	34.13	— (f)	1.44	1.44	(0.04)	(2.36)	(2.40)
Year Ended October 31, 2017	28.62	0.01	6.83	6.84	(0.07)	(1.26)	(1.33)
Year Ended October 31, 2016	29.43	0.06	0.46	0.52	(0.10)	(1.23)	(1.33)

Class I
Six Months Ended April 30, 2021 (Unaudited)	40.64	0.11	10.52	10.63	(0.12)	(5.48)	(5.60)
Year Ended October 31, 2020	37.05	0.32	5.84	6.16	(0.33)	(2.24)	(2.57)
Year Ended October 31, 2019	33.67	0.40	4.28	4.68	(0.37)	(0.93)	(1.30)
Year Ended October 31, 2018	34.57	0.32	1.45	1.77	(0.31)	(2.36)	(2.67)
Year Ended October 31, 2017	28.94	0.31	6.91	7.22	(0.33)	(1.26)	(1.59)
Year Ended October 31, 2016	29.70	0.34	0.46	0.80	(0.33)	(1.23)	(1.56)

Class R6
Six Months Ended April 30, 2021 (Unaudited)	40.64	0.13	10.53	10.66	(0.14)	(5.48)	(5.62)
Year Ended October 31, 2020	37.06	0.37	5.82	6.19	(0.37)	(2.24)	(2.61)
Year Ended October 31, 2019	33.68	0.38	4.33	4.71	(0.40)	(0.93)	(1.33)
October 1, 2018 (g) through October 31, 2018	37.04	0.01	(3.37)	(3.36)	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (excluding securities sold short) (c)

$45.33	28.14%	$36,730	0.94%	0.11%	0.95%	15%
40.37	16.96	29,515	0.95	0.45	0.96	19
36.83	13.99	25,640	0.96	0.67	0.98	14
33.50	4.83	25,594	0.96	0.50	0.96	38
34.41	25.25	20,140	0.99	0.53	0.99	28
28.82	2.47	13,971	1.03	0.71	1.03	41

44.60	27.81	16,584	1.44	(0.39)	1.46	15
39.86	16.40	12,499	1.45	(0.05)	1.46	19
36.42	13.42	11,345	1.44	0.19	1.46	14
33.17	4.31	12,197	1.46	(0.01)	1.47	38
34.13	24.65	8,988	1.48	0.04	1.48	28
28.62	1.95	5,729	1.52	0.21	1.52	41

45.67	28.36	790,768	0.55	0.50	0.70	15
40.64	17.47	634,799	0.55	0.85	0.71	19
37.05	14.45	586,825	0.55	1.16	0.71	14
33.67	5.26	1,364,073	0.55	0.91	0.70	38
34.57	25.82	1,244,869	0.55	0.99	0.65	28
28.94	2.94	1,068,546	0.55	1.19	0.56	41

45.68	28.45	498,998	0.44	0.62	0.45	15
40.64	17.57	497,260	0.44	0.98	0.45	19
37.06	14.55	650,680	0.44	1.08	0.46	14
33.68	(9.07)	18	0.44	0.31	0.48	38

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)
JPMorgan Tax Aware Real Return Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$9.11	$0.08	$0.57	$0.65	$(0.08)	$9.68	7.15%
Year Ended October 31, 2020	9.25	0.18	(0.13)	0.05	(0.19)	9.11	0.57
Year Ended October 31, 2019	9.19	0.22	0.07	0.29	(0.23)	9.25	3.14
Year Ended October 31, 2018	9.46	0.23	(0.26)	(0.03)	(0.24)	9.19	(0.36)
Year Ended October 31, 2017	9.59	0.23	(0.13)	0.10	(0.23)	9.46	1.12
Year Ended October 31, 2016	9.49	0.24	0.10	0.34	(0.24)	9.59	3.64

Class C
Six Months Ended April 30, 2021 (Unaudited)	9.09	0.06	0.57	0.63	(0.06)	9.66	6.92
Year Ended October 31, 2020	9.23	0.14	(0.14)	— (f)	(0.14)	9.09	0.04
Year Ended October 31, 2019	9.17	0.17	0.07	0.24	(0.18)	9.23	2.60
Year Ended October 31, 2018	9.43	0.18	(0.25)	(0.07)	(0.19)	9.17	(0.76)
Year Ended October 31, 2017	9.57	0.19	(0.14)	0.05	(0.19)	9.43	0.50
Year Ended October 31, 2016	9.47	0.18	0.10	0.28	(0.18)	9.57	2.98

Class I
Six Months Ended April 30, 2021 (Unaudited)	9.13	0.09	0.58	0.67	(0.09)	9.71	7.38
Year Ended October 31, 2020	9.27	0.20	(0.13)	0.07	(0.21)	9.13	0.82
Year Ended October 31, 2019	9.21	0.24	0.07	0.31	(0.25)	9.27	3.38
Year Ended October 31, 2018	9.48	0.26	(0.27)	(0.01)	(0.26)	9.21	(0.10)
Year Ended October 31, 2017	9.61	0.26	(0.13)	0.13	(0.26)	9.48	1.35
Year Ended October 31, 2016	9.51	0.26	0.11	0.37	(0.27)	9.61	3.89

Class R6
Six Months Ended April 30, 2021 (Unaudited)	9.13	0.10	0.57	0.67	(0.10)	9.70	7.32
Year Ended October 31, 2020	9.27	0.23	(0.15)	0.08	(0.22)	9.13	0.92
Year Ended October 31, 2019	9.21	0.25	0.07	0.32	(0.26)	9.27	3.49
Year Ended October 31, 2018	9.48	0.27	(0.27)	— (f)	(0.27)	9.21	0.00 (g)
Year Ended October 31, 2017	9.61	0.26	(0.12)	0.14	(0.27)	9.48	1.47
Year Ended October 31, 2016	9.51	0.27	0.11	0.38	(0.28)	9.61	3.99

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (excluding securities sold short) (c)

$54,953	0.75%	1.71%	1.04%	2%
35,094	0.75	1.96	1.01	12
39,846	0.76	2.32	0.99	4
33,051	0.74	2.47	0.98	30
56,720	0.73	2.47	0.97	20
47,268	0.75	2.50	0.98	7

4,956	1.24	1.20	1.55	2
2,859	1.25	1.50	1.51	12
8,353	1.26	1.85	1.48	4
18,315	1.24	1.97	1.48	30
26,545	1.23	1.98	1.49	20
33,016	1.40	1.85	1.50	7

349,928	0.50	1.94	0.79	2
214,709	0.50	2.24	0.75	12
384,626	0.51	2.58	0.73	4
411,760	0.49	2.72	0.73	30
323,320	0.48	2.74	0.65	20
1,144,534	0.50	2.75	0.57	7

24,223	0.40	2.08	0.54	2
22,231	0.40	2.48	0.49	12
316,009	0.41	2.70	0.48	4
588,549	0.39	2.82	0.48	30
1,112,857	0.38	2.75	0.47	20
197,981	0.40	2.84	0.46	7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Tax Aware Equity Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Tax Aware Real Return Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of JPMorgan Tax Aware Equity Fund (“Tax Aware Equity Fund”) is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of JPMorgan Tax Aware Real Return Fund (“Tax Aware Real Return Fund”) is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

30	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,342,698	$—	$—	$1,342,698

(a)	Please refer to the SOI for specifics of portfolio holdings.

Tax Aware Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$388,706	$—	$388,706
Short-Term Investments
Investment Companies	31,110	—	—	31,110

Total Investments in Securities	$31,110	$388,706	$—	$419,816

Appreciation in Other Financial Instruments
Swaps	$—	$4,966	$—	$4,966
Depreciation in Other Financial Instruments
Swaps	$—	$(45)	$—	$(45)

Total Net Appreciation/ Depreciation in Other Financial Instruments	$—	$4,921	$—	$4,921

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of April 30, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Tax Aware Real Return purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Tax Aware Real Return had when-issued securities, delayed delivery securities or forward commitments outstanding as of April 30, 2021, which are shown as a Payable for Investment securities purchased — delayed delivery securities on the Statements of Assets and Liabilities. The values of these securities held at April 30, 2021 are detailed on the SOI.

D. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the six months ended April 30, 2021.

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below.

Tax Aware Equity Fund

	For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2021	Shares at April 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.09% (a)(b)	$123	$72,861	$69,676	$—	(c)	$—	(c)	$3,308	3,307	$2	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than one thousand.

32	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

Tax Aware Real Return Fund

	For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.02% (a)(b)	$6,610	$193,489	$168,988	$(1)	$—	$31,110	31,094	$2	$—	(c)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
(c)	Amount rounds to less than one thousand.

F. Futures Contracts — Tax Aware Real Return Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

G. Swaps — Tax Aware Real Return Fund engaged in various swap transactions to manage interest rate (e.g., duration, yield curve) and total return risks within their respective portfolios. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Inflation-Linked Swaps

Tax Aware Real Return Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts and swaps activity during the six months ended April 30, 2021.

	Tax Aware Real Return Fund
Futures Contracts — Interest Rate:
Average Notional Balance Long	$9,630	(a)
Average Notional Balance Short	12,332	(a)
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	280,703
Ending Notional Balance — Pays Fixed Rate	370,642

(a)	For the period November 1, 2020 through November 30, 2020.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2021 are as follows:

	Class A		Class C		Class I	Class R6		Total
Tax Aware Equity Fund
Transfer agency fees	$—	(a)	$—	(a)	$6	$3		$9
Tax Aware Real Return Fund
Transfer agency fees	1		—	(a)	2	—	(a)	3

(a)	Amount rounds to less than one thousand.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly for Tax Aware Equity Fund and declared and paid at least monthly for Tax Aware Real Return Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

34	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

L. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.35% of each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2021, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

JPMDS waived distribution fees as outlined in Note 3.F.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2021, JPMDS retained the following:

	Front-End Sales Charge		CDSC
Tax Aware Equity Fund	$4		$—
Tax Aware Real Return Fund	—	(a)	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Tax Aware Equity Fund	0.25%	0.25%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
Tax Aware Equity Fund	n/a	n/a	0.55%	0.44%
Tax Aware Real Return Fund	0.75%	1.25%	0.50	0.40

The expense limitation agreements were in effect for the six months ended April 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2022.

For the six months ended April 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Tax Aware Equity Fund	$45	$30	$502	$577	$2
Tax Aware Real Return Fund	133	89	217	439	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2021 were as follows:

Tax Aware Equity Fund	$2
Tax Aware Real Return Fund	7

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2021, JPMorgan Tax Aware Real Return Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

36	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

4. Investment Transactions

During the six months ended April 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$189,076	$331,255
Tax Aware Real Return Fund	131,913	5,602

During the six months ended April 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$493,093	$850,088	$483	$849,605
Tax Aware Real Return Fund	396,311	28,777	347	28,430

At October 31, 2020, the following Fund had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$136,069	$—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at April 30, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2021.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Tax Aware Equity Fund	1	46.7%	1	31.1%
Tax Aware Real Return Fund	1	18.2	2	54.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Funds’ yield (and total return) also may be low or the Funds may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

Tax Aware Real Return Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

38	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	39

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2020, and continued to hold your shares at the end of the reporting period, April 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,281.40	$5.32	0.94%
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,278.10	8.13	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	1,283.60	3.11	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R6
Actual	1,000.00	1,284.50	2.49	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JPMorgan Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,071.50	3.85	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	1,069.20	6.36	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class I
Actual	1,000.00	1,073.80	2.57	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R6
Actual	1,000.00	1,073.20	2.06	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

40	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (5) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

APRIL 30, 2021	J.P. MORGAN TAX AWARE FUNDS	41

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. April 2021.	SAN-TA-421

Semi-Annual Report

J.P. Morgan Funds

April 30, 2021 (Unaudited)

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

June 16, 2021 (Unaudited)

Dear Shareholders,

This year has brought a large measure of relief, hope and reflection on the pandemic and its impact on our families, our jobs and our world. It has also witnessed a remarkable rally in global equity markets, driven initially by investor expectations for an accelerated economic expansion and extended by surging corporate earnings and consumer spending.

“In the year ahead, J.P. Morgan Asset Management will continue to strive to adapt to new challenges and provide investors with innovative and durable solutions that are backed by our deep experience in risk management.”

— Andrea L. Lisher

As leading central banks maintained ultra-low interest rates and governments continued to provide or increase massive fiscal stimulus and recovery programs, many investors sought opportunities for higher returns in global equity markets. For the six months ended April 30, 2021, the MSCI EAFE Index returned 29.13%, the S&P 500 Index returned 28.85% and the MSCI Emerging Markets Index returned 23.09%. Within fixed income markets, Bloomberg Barclays High Yield Index returned 7.97%, the Bloomberg Barclays Emerging Markets Index returned 2.33% and the Bloomberg Barclays U.S. Aggregate Index returned -1.52%.

The prospects for a diminishing pandemic have brightened in 2021, particularly in the U.S. and Western Europe where vaccination rates have accelerated. However, a surge of infections of COVID-19 and its variants in Brazil, India and elsewhere demonstrated that the global crisis is ongoing and spurred leading industrialized nations together to pledge to provide one billon doses of vaccine to emerging market nations. Meanwhile, the accelerating economic rebound in the U.S. has raised investor concerns about the potential for rising inflation and supply chain disruptions, though U.S. Federal Reserve Chairman Jerome Powell has sought to reassure financial markets that upward pressure on prices — while stronger than expected — remains likely to be temporary.

At this point, it’s worth reflecting on the fact that many of those who remained fully invested in the face of unprecedented uncertainty in 2020 likely benefitted fully from the ensuing rally in global equity markets. In the year ahead, J.P. Morgan Asset Management will continue to strive to adapt to new challenges and provide investors with innovative and durable solutions that are backed by our deep experience in risk management. We will continue to seek to operate under the same fundamental practices and principles that have driven our success for more than a century and focus on the financial needs of our clients.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

APRIL 30, 2021	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

Globally, equity market valuations climbed higher during the period, initially fueled by the massive pandemic response of leading central banks and fiscal authorities and extended by the development of multiple vaccines in late 2020 and the advent of mass vaccinations in 2021. The rebound in asset prices during the period — partly led by U.S. equity — swept across both emerging markets and developed markets.

Fixed income markets provided mixed returns. Amid extremely low yields on developed markets sovereign bonds, investors sought out emerging markets debt and high yield bonds (also known as “junk bonds”). The initial re-opening of economies at the global, national and local levels in 2021 also raised investor concerns about potential inflationary pressure.

The final months of the 2020 included a continued rebound in global prices for petroleum and a range of other commodities as manufacturing data and consumer sentiment strengthened. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

Global equity markets surged from February through April 2021 amid a general surge in corporate earnings and consumer and business spending. Developed market equity provided strong returns, while emerging markets equity was weighed down by investor concern about large pandemic outbreaks in select nations, particularly Brazil and India.

U.S. equity markets generally led the rally, supported by a $1.9 trillion U.S. fiscal relief and recovery package and the prospect of additional federal government spending plans. Better-than-expected corporate earnings and revenues in 2021, combined with strong growth consumer spending and improved manufacturing data, drove global equity prices further upward toward the end of the period.

For the six months ended April 30, 2021, the MSCI EAFE Index returned 29.13%, the S&P 500 Index returned 28.85% and the MSCI Emerging Markets Index returned 23.09%. Within fixed income markets, Bloomberg Barclays High Yield Index returned 7.97%, the Bloomberg Barclays Emerging Markets Index returned 2.33% and the Bloomberg Barclays U.S. Aggregate Index returned -1.52%.

2	J.P. MORGAN FUNDS	APRIL 30, 2021

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	21.25%
MSCI All Country World Index (net of foreign withholding taxes)[1]	28.29%
MSCI World Index (net of foreign withholding taxes)	29.10%
Bloomberg Barclays Global Aggregate Index (Unhedged USD)	(0.17)%
Global Allocation Composite Benchmark	16.71%

Net Assets as of 4/30/2021 (In Thousands)	$4,856,708

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2021, the Fund’s Class I Shares underperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed the Bloomberg Barclays Global Aggregate Index (Unhedged USD) and the Global Allocation Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI All Country World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index.

Relative to the Benchmark, which is an all-equity index, the Fund’s overall underweight position in equity detracted from performance. The Fund’s allocation to U.S. equity, specifically small cap equity, was a leading contributor to performance relative to the Benchmark.

Relative to the Composite Benchmark, the Fund’s preference for U.S. equity and its tilt toward cyclically-oriented equities, including the financials, consumer discretionary and information technology sectors, were leading contributors to outperformance. The Fund’s allocation to government bonds was a leading detractor from performance relative to the Composite Benchmark.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers increased its overall equity allocation, preferring U.S. small cap equities. The portfolio managers maintained the Fund’s allocation to corporate and non-corporate credit and continued to hold non-U.S. government bonds and U.S. Treasury futures.

[1]	On November 30, 2020, the MSCI All Country World Index replaced the MSCI World Index as the Fund’s benchmark index and as a component of the Fund’s Composite Index to better reflect the Fund’s global asset allocation mandate. The MSCI All Country World Index includes emerging markets while the MSCI World Index does not.

APRIL 30, 2021	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

TOP TEN LONG HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Invesco S&P 500 Equal Weight ETF	4.3%
2.	U.S. Treasury Notes, 1.38%, 1/31/2022	1.2
3.	Microsoft Corp.	1.2
4.	Alphabet, Inc., Class C	1.2
5.	Amazon.com, Inc.	1.0
6.	Samsung Electronics Co. Ltd. (South Korea)	0.9
7.	Apple, Inc.	0.9
8.	Tencent Holdings Ltd. (China)	0.8
9.	Mastercard, Inc., Class A	0.7
10.	Wells Fargo & Co.	0.7

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Perspecta, Inc.	14.8%
2.	Navistar International Corp.	14.7
3.	Cardtronics plc Class A	14.4
4.	Sirius XM Holdings, Inc.	14.3
5.	SPDR S&P 500 ETF Trust	13.0
6.	Magellan Health, Inc.	12.9
7.	Kellogg Co.	4.4
8.	Pinnacle West Capital Corp.	3.8
9.	Entergy Corp.	1.6
10.	Procter & Gamble Co. (The)	1.3

LONG POSITION PORTFOLIO COMPOSITION AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Common Stocks	60.8%
Corporate Bonds	14.4
Foreign Government Securities	5.6
Exchange-Traded Funds	4.7
Commercial Mortgage-Backed Securities	1.3
U.S. Treasury Obligations	1.2
Others (each less than 1.0%)	1.6
Short-Term Investments	10.4

SHORT POSITION PORTFOLIO COMPOSITION AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Common Stocks	87.0%
Exchange-Traded Funds	13.0

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN FUNDS	APRIL 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2011
With Sales Charge**		15.67%	28.82%	8.92%	6.77%
Without Sales Charge		21.14	34.93	9.93	7.27
CLASS C SHARES	May 31, 2011
With CDSC***		19.81	33.20	9.38	6.84
Without CDSC		20.81	34.20	9.38	6.84
CLASS I SHARES	May 31, 2011	21.25	35.23	10.20	7.54
CLASS R2 SHARES	May 31, 2011	20.89	34.37	9.58	6.96
CLASS R3 SHARES	October 1, 2018	20.98	34.75	9.85	7.23
CLASS R4 SHARES	October 1, 2018	21.17	35.12	10.14	7.51
CLASS R5 SHARES	October 1, 2018	21.26	35.27	10.22	7.55
CLASS R6 SHARES	November 1, 2017	21.33	35.42	10.30	7.59

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Allocation Fund, the MSCI All Country World Index (net of foreign withholding taxes), the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index – (Unhedged USD) and the Global Allocation Composite Benchmark from May 31, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index (net of foreign withholding taxes), the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index – (Unhedged USD) and the Global Allocation Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The MSCI All Country World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of

APRIL 30, 2021	J.P. MORGAN FUNDS	5

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

developed and emerging markets. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI All Country World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index (Unhedged USD). The Bloomberg Barclays Global Aggregate Index – (Unhedged USD) provides a broad-based measure of the global investment-grade fixed income markets. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower.

Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 30, 2020, the Fund’s benchmark changed from the MSCI World Index (net of foreign withholding taxes) to the MSCI All Country World Index (net of foreign withholding taxes) to better reflect how the Fund is managed for comparison purposes.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN FUNDS	APRIL 30, 2021

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	14.49%
MSCI World Index (net of foreign withholding taxes)	29.10%
Bloomberg Barclays U.S. Aggregate Index	(1.52)%
Income Builder Composite Benchmark	16.11%

Net Assets as of 4/30/21 (In Thousands)	$13,372,284

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2021, the Fund’s Class A Shares, without a sales charge, underperformed the MSCI World Index (net of foreign withholding taxes), outperformed the Bloomberg Barclays U.S. Aggregate Index and underperformed the Income Builder Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Index.

The Fund’s allocations to government bonds was the leading detractor from performance relative to the MSCI World Index, which is an equity index and holds no bonds.

Relative to the Bloomberg Barclays U.S. Aggregate Index, which primarily contains U.S. government bonds, the Fund’s allocations to a diversified set of equities contributed to performance.

Relative to the Composite Index, the Fund’s overall underweight allocations to both U.S. and non-U.S. equities detracted from performance, while the Fund’s allocation to U.S. equity and its tilt toward cyclically-oriented sectors, including the financials, consumer discretionary and information technology sectors, contributed to relative performance.

HOW WAS THE FUND POSITIONED?

During the period, the Fund’s portfolio managers increased its allocation to equities and preferred equity securities. The Fund largely maintained its credit allocation to participate in the global economic recovery from the pandemic as policymakers helped ease stress in credit markets. The portfolio managers also sought to balance credit allocations with more conservative exposures, including U.S. Treasury futures.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF APRIL 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	National Bank of Canada, ELN, 7.50%, 6/3/2021, (linked to Russell 2000 Index)	1.9%
2.	Barclays Bank plc, ELN, 6.50%, 6/23/2021, (linked to Russell 2000 Index)	1.0
3.	Barclays Bank plc, ELN, 6.50%, 7/6/2021, (linked to Russell 2000 Index)	1.0
4.	UBS AG, ELN, 7.50%, 6/9/2021, (linked to Russell 2000 Index)	1.0
5.	Prologis, Inc., REIT	0.6
6.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	0.5
7.	Samsung Electronics Co. Ltd. (South Korea)	0.5
8.	Coca-Cola Co. (The)	0.4
9.	AbbVie, Inc.	0.4
10.	Johnson & Johnson	0.4

PORTFOLIO COMPOSITION AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Common Stocks	39.8%
Corporate Bonds	34.0
Equity-Linked Notes	5.0
Collateralized Mortgage Obligations	4.7
Commercial Mortgage-Backed Securities	3.1
Loan Assignments	2.2
Asset-Backed Securities	2.0
Foreign Government Securities	1.4
Others (each less than 1.0%)	2.1
Short-Term Investments	5.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2021	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2007
With Sales Charge**		9.35%	18.77%	6.42%	5.60%
Without Sales Charge		14.49	24.35	7.39	6.08
CLASS C SHARES	May 31, 2007
With CDSC***		13.24	22.79	6.87	5.66
Without CDSC		14.24	23.79	6.87	5.66
CLASS I SHARES	May 31, 2007	14.65	24.61	7.56	6.24
CLASS R6 SHARES	November 1, 2017	14.70	24.72	7.63	6.28

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/11 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark from April 30, 2011 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Index. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN FUNDS	APRIL 30, 2021

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 106.2%
Common Stocks — 64.5%

Argentina — 0.0% (a)

MercadoLibre, Inc. *	1	1,857

Australia — 0.7%

Afterpay Ltd. *	3	246

AGL Energy Ltd. (b)	8	55

AMP Ltd.	44	38

Ampol Ltd.	3	63

APA Group	15	117

Aristocrat Leisure Ltd.	7	210

ASX Ltd.	2	139

Aurizon Holdings Ltd.	24	69

AusNet Services	24	35

Australia & New Zealand Banking Group Ltd.	36	803

BHP Group Ltd.	38	1,373

BHP Group plc	327	9,840

BlueScope Steel Ltd.	6	107

Brambles Ltd.	19	152

CIMIC Group Ltd. * (b)	1	18

Cochlear Ltd.	1	144

Coles Group Ltd.	17	215

Commonwealth Bank of Australia	23	1,555

Computershare Ltd.	7	75

Crown Resorts Ltd. *	5	45

CSL Ltd.	6	1,217

Dexus, REIT	14	109

Evolution Mining Ltd.	21	74

Fortescue Metals Group Ltd.	22	375

Glencore plc *	128	521

Goodman Group, REIT	21	311

GPT Group (The), REIT	25	89

Insurance Australia Group Ltd.	31	118

LendLease Corp. Ltd.	9	86

Macquarie Group Ltd.	4	542

Magellan Financial Group Ltd.	2	61

Medibank Pvt Ltd.	35	84

Mirvac Group, REIT	50	105

National Australia Bank Ltd.	42	862

Newcrest Mining Ltd.	10	214

Northern Star Resources Ltd.	14	113

Oil Search Ltd.	734	2,121

Orica Ltd.	5	54

Origin Energy Ltd.	23	72

Qantas Airways Ltd. *	12	45

QBE Insurance Group Ltd.	19	143

Ramsay Health Care Ltd.	2	122

INVESTMENTS	SHARES (000)		VALUE ($000)

Australia — continued

REA Group Ltd.	1		82

Rio Tinto Ltd.	5		442

Rio Tinto plc	69		5,765

Santos Ltd.	24		127

Scentre Group, REIT	66		139

SEEK Ltd. *	4		102

Sonic Healthcare Ltd.	6		161

South32 Ltd.	62		136

Stockland, REIT	31		110

Suncorp Group Ltd.	16		133

Sydney Airport *	17		81

Tabcorp Holdings Ltd.	28		108

Telstra Corp. Ltd.	53		139

TPG Telecom Ltd.	5		20

Transurban Group	35		382

Treasury Wine Estates Ltd.	9		71

Vicinity Centres, REIT	50		61

Washington H Soul Pattinson & Co. Ltd.	1		32

Wesfarmers Ltd.	15		605

Westpac Banking Corp.	46		891

WiseTech Global Ltd.	2		45

Woodside Petroleum Ltd.	12		215

Woolworths Group Ltd.	16		492

			33,076

Austria — 0.2%

Erste Group Bank AG	207		7,348

OMV AG	2		93

Raiffeisen Bank International AG	2		41

Verbund AG (b)	1		72

voestalpine AG	1		65

Wienerberger AG	38		1,475

			9,094

Belgium — 0.2%

Ageas SA	2		136

Anheuser-Busch InBev SA	10		691

bpost SA *	79		836

Elia Group SA/NV (b)	—	(c)	43

Etablissements Franz Colruyt NV	1		41

Galapagos NV *	1		42

Groupe Bruxelles Lambert SA	1		158

KBC Group NV *	102		7,943

Proximus SADP (b)	2		42

Sofina SA	—	(c)	75

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Belgium — continued

Solvay SA	1		121

UCB SA	2		150

Umicore SA	3		153

			10,431

Brazil — 0.4%

Gerdau SA, ADR	430		2,638

Itau Unibanco Holding SA (Preference)	427		2,154

Localiza Rent a Car SA *	173		2,036

Lojas Renner SA	463		3,420

Magazine Luiza SA *	360		1,328

Porto Seguro SA	246		2,211

Raia Drogasil SA *	358		1,738

Suzano SA *	147		1,868

Yara International ASA	2		116

			17,509

Canada — 0.4%

Advanz Pharma Corp. Ltd. *	17		287

Brookfield Asset Management, Inc., Class A	22		982

Canadian National Railway Co.	62		6,715

Canadian Pacific Railway Ltd.	—	(c)	91

Fairfax Financial Holdings Ltd.	4		2,050

Toronto-Dominion Bank (The)	119		8,170

			18,295

Chile — 0.0% (a)

Antofagasta plc	5		130

China — 6.3%

Aier Eye Hospital Group Co. Ltd., Class A	114		1,301

Alibaba Group Holding Ltd., ADR *	14		3,200

Alibaba Group Holding Ltd. *	1,177		34,029

Amoy Diagnostics Co. Ltd., Class A	23		301

Angel Yeast Co. Ltd., Class A	77		695

Autobio Diagnostics Co. Ltd., Class A	31		581

Baidu, Inc., Class A *	157		4,161

Bank of Ningbo Co. Ltd., Class A	141		920

Bilibili, Inc., ADR * (b)	18		2,035

BOC Hong Kong Holdings Ltd.	47		165

BOE Technology Group Co. Ltd., Class A	5,111		5,761

BTG Hotels Group Co. Ltd., Class A	270		1,065

Budweiser Brewing Co. APAC Ltd. (d)	796		2,507

Chacha Food Co. Ltd., Class A	106		878

Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	30		903

China Construction Bank Corp., Class H	8,474		6,689

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

China Gas Holdings Ltd.	548	1,974

China Lesso Group Holdings Ltd.	1,499	3,771

China Merchants Bank Co. Ltd., Class A	416	3,382

China Merchants Bank Co. Ltd., Class H	619	4,972

China Molybdenum Co. Ltd., Class H	1,599	1,080

China Resources Mixc Lifestyle Services Ltd. * (d)	437	2,565

China Tourism Group Duty Free Corp. Ltd., Class A	36	1,727

China Vanke Co. Ltd., Class A	147	638

China Vanke Co. Ltd., Class H	137	478

Chongqing Brewery Co. Ltd., Class A	23	559

Chongqing Fuling Zhacai Group Co. Ltd., Class A	87	537

Cloopen Group Holding Ltd., ADR *	101	1,012

Contemporary Amperex Technology Co. Ltd., Class A	90	5,407

ESR Cayman Ltd. * (d)	24	81

Flat Glass Group Co. Ltd., Class H (b)	168	516

Foshan Haitian Flavouring & Food Co. Ltd., Class A	117	3,046

Fu Jian Anjoy Foods Co. Ltd., Class A	107	4,160

Fuyao Glass Industry Group Co. Ltd., Class A	25	196

Fuyao Glass Industry Group Co. Ltd., Class H (d)	81	468

Glodon Co. Ltd., Class A	101	1,130

Guangdong Haid Group Co. Ltd., Class A	73	940

Guangzhou Automobile Group Co. Ltd., Class H	2,822	2,407

Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	42	931

Haier Smart Home Co. Ltd., Class H *	1,198	5,152

Hangzhou Tigermed Consulting Co. Ltd., Class A	67	1,603

Han’s Laser Technology Industry Group Co. Ltd., Class A	569	3,514

Hefei Meiya Optoelectronic Technology, Inc., Class A	67	493

Hongfa Technology Co. Ltd., Class A	85	735

Hualan Biological Engineering, Inc., Class A *	150	969

Huazhu Group Ltd. *	40	2,315

Hundsun Technologies, Inc., Class A	92	1,302

Industrial Bank Co. Ltd., Class A	211	706

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	507	3,195

Jade Bird Fire Co. Ltd., Class A	333	1,922

JD.com, Inc., Class A *	55	2,119

Jiangsu Hengli Hydraulic Co. Ltd., Class A	94	1,246

Jiangsu Hengrui Medicine Co. Ltd., Class A	276	3,572

Jiangsu Hengshun Vinegar Industry Co. Ltd., Class A	217	600

Joinn Laboratories China Co. Ltd., Class A	28	651

Joinn Laboratories China Co. Ltd., Class H * (d)	16	288

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

China — continued

Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	179	1,287

Joyoung Co. Ltd., Class A	407	1,996

Kangji Medical Holdings Ltd. * (b)	1,069	1,780

KE Holdings, Inc., ADR * (b)	37	1,921

Kingdee International Software Group Co. Ltd. *	856	2,819

Kingsoft Corp. Ltd.	417	2,942

Kuaishou Technology * (b) (d)	48	1,622

Kunlun Energy Co. Ltd.	2,138	2,286

Kweichow Moutai Co. Ltd., Class A	17	5,311

Laobaixing Pharmacy Chain JSC, Class A	53	435

Longfor Group Holdings Ltd. (d)	59	363

LONGi Green Energy Technology Co. Ltd., Class A	149	2,272

Maxscend Microelectronics Co. Ltd., Class A	19	1,277

Meituan * (d)	236	9,025

Minth Group Ltd.	510	2,066

Montage Technology Co. Ltd., Class A	4	34

New Oriental Education & Technology Group, Inc., ADR *	144	2,200

Pharmaron Beijing Co. Ltd., Class H (d)	46	946

Ping An Bank Co. Ltd., Class A	1,838	6,598

Ping An Insurance Group Co. of China Ltd., Class A	374	4,181

Ping An Insurance Group Co. of China Ltd., Class H	1,537	16,757

Poly Developments and Holdings Group Co. Ltd., Class A	516	1,112

Prosus NV *	6	677

Qingdao Haier Biomedical Co. Ltd., Class A	9	139

Qingdao Haier Biomedical Co. Ltd., Class A	23	351

Sangfor Technologies, Inc., Class A	28	1,196

Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	123	570

Shanghai Baosight Software Co. Ltd., Class A	108	1,056

Shanghai Liangxin Electrical Co. Ltd., Class A	641	2,511

Shanghai M&G Stationery, Inc., Class A	46	648

Shanghai Putailai New Energy Technology Co. Ltd., Class A	48	603

Shenzhen Inovance Technology Co. Ltd., Class A	81	1,113

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	30	2,153

Shenzhou International Group Holdings Ltd.	91	2,002

Silergy Corp.	25	2,569

Skshu Paint Co. Ltd., Class A	22	806

Sunny Optical Technology Group Co. Ltd.	116	2,812

Tencent Holdings Ltd.	529	42,167

Three Squirrels, Inc., Class A	49	411

Toly Bread Co. Ltd., Class A	56	427

INVESTMENTS	SHARES (000)		VALUE ($000)

China — continued

Tongwei Co. Ltd., Class A	550		2,968

Trip.com Group Ltd., ADR *	43		1,680

Venustech Group, Inc., Class A	149		697

Wanhua Chemical Group Co. Ltd., Class A	236		3,737

Will Semiconductor Co. Ltd., Class A	42		1,931

Wilmar International Ltd.	25		97

Wuliangye Yibin Co. Ltd., Class A	117		5,114

Wuxi Biologics Cayman, Inc. * (d)	551		7,728

Xinyi Solar Holdings Ltd.	1,308		2,181

XPeng, Inc., ADR * (b)	29		867

Yangzhou Yangjie Electronic Technology Co. Ltd., Class A	127		868

Yonyou Network Technology Co. Ltd., Class A	119		609

Yunnan Energy New Material Co. Ltd.	201		4,161

Zai Lab Ltd. * (b)	17		2,835

Zhejiang Dingli Machinery Co. Ltd., Class A	54		605

Zhongji Innolight Co. Ltd., Class A	111		584

			305,653

Denmark — 0.9%

Ambu A/S, Class B (b)	2		117

AP Moller — Maersk A/S, Class A	—	(c)	96

AP Moller — Maersk A/S, Class B (b)	—	(c)	194

Carlsberg A/S, Class B	48		8,462

Chr Hansen Holding A/S *	1		124

Coloplast A/S, Class B	2		252

Danske Bank A/S	9		168

Demant A/S * (b)	1		69

DSV Panalpina A/S	3		590

Genmab A/S *	1		308

GN Store Nord A/S	2		148

H Lundbeck A/S	1		28

Novo Nordisk A/S, Class B	276		20,370

Novozymes A/S, Class B	3		189

Orsted A/S (d)	49		7,140

Pandora A/S	13		1,421

Rockwool International A/S, Class B	—	(c)	46

Royal Unibrew A/S	10		1,205

Tryg A/S	4		96

Vestas Wind Systems A/S	40		1,687

			42,710

Finland — 0.3%

Cargotec OYJ, Class B	27		1,583

Elisa OYJ	2		103

Fortum OYJ	6		150

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Finland — continued

Kesko OYJ, Class B	3		107

Kone OYJ, Class B	78		6,114

Neste OYJ	28		1,690

Nokia OYJ *	72		343

Nordea Bank Abp	41		430

Orion OYJ, Class B (b)	1		60

QT Group OYJ *	13		1,490

Sampo OYJ, Class A (b)	6		286

Stora Enso OYJ, Class R	7		143

UPM-Kymmene OYJ	7		267

Wartsila OYJ Abp	6		73

			12,839

France — 2.8%

Accor SA *	2		94

Adevinta ASA *	3		56

Aeroports de Paris *	—	(c)	49

Air Liquide SA	6		1,022

Airbus SE *	99		11,891

Alstom SA *	20		1,068

Amundi SA * (d)	1		69

Arkema SA	1		111

Atos SE	1		86

AXA SA (b)	25		700

BioMerieux	1		63

BNP Paribas SA *	121		7,757

Bollore SA	11		57

Bouygues SA	3		125

Bureau Veritas SA *	4		113

Capgemini SE	65		11,897

Carrefour SA (b)	8		152

Cie de Saint-Gobain	7		411

Cie Generale des Etablissements Michelin SCA	2		314

Cie Plastic Omnium SA	28		945

CNP Assurances (b)	2		38

Covivio, REIT	1		59

Credit Agricole SA	140		2,170

Danone SA (b)	8		559

Dassault Aviation SA	—	(c)	36

Dassault Systemes SE	2		393

Edenred	3		179

Eiffage SA *	13		1,449

Electricite de France S A *	8		116

Engie SA	23		348

EssilorLuxottica SA	4		608

Eurazeo SE	1		42

INVESTMENTS	SHARES (000)		VALUE ($000)

France — continued

Faurecia SE	2		81

Gecina SA, REIT	1		86

Getlink SE	6		90

Hermes International	—	(c)	510

Iliad SA	—	(c)	35

Ipsen SA	—	(c)	47

Kering SA	1		778

Klepierre SA, REIT	2		66

La Francaise des Jeux SAEM (d)	37		1,894

Legrand SA	3		333

L’Oreal SA (b)	3		1,321

LVMH Moet Hennessy Louis Vuitton SE	20		15,240

Natixis SA	12		59

Orange SA	26		318

Orpea SA	1		85

Pernod Ricard SA	3		551

Publicis Groupe SA	22		1,409

Remy Cointreau SA	—	(c)	58

Renault SA *	2		99

Safran SA	87		13,042

Sanofi (b)	15		1,521

Sartorius Stedim Biotech	—	(c)	163

Schneider Electric SE (b)	160		25,563

SCOR SE (b)	2		66

SEB SA	—	(c)	58

Societe Generale SA *	205		5,834

Sodexo SA *	1		113

Suez SA	4		106

Teleperformance	1		291

Thales SA	1		139

TOTAL SE	32		1,427

Ubisoft Entertainment SA *	1		89

Unibail-Rodamco-Westfield, REIT *	2		146

Valeo SA	3		95

Veolia Environnement SA (b)	7		220

Vinci SA	165		18,086

Vivendi SE *	11		371

Wendel SE (b)	—	(c)	46

Worldline SA * (d)	3		298

			133,711

Germany — 2.2%

adidas AG *	62		19,236

Allianz SE (Registered)	94		24,384

Aroundtown SA	13		98

BASF SE	12		948

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Germany — continued

Bayer AG (Registered)	13		814

Bayerische Motoren Werke AG	4		425

Bayerische Motoren Werke AG (Preference)	1		60

Bechtle AG	—	(c)	71

Beiersdorf AG	1		146

Brenntag SE	2		178

Carl Zeiss Meditec AG	1		91

Commerzbank AG *	13		85

Continental AG	1		190

Covestro AG (d)	2		154

Daimler AG (Registered)	40		3,575

Deutsche Bank AG (Registered) *	25		350

Deutsche Boerse AG	14		2,341

Deutsche Lufthansa AG (Registered) * (b)	4		49

Deutsche Post AG (Registered)	66		3,861

Deutsche Telekom AG (Registered)	190		3,648

Deutsche Wohnen SE	4		237

DWS Group GmbH & Co. KGaA (d)	36		1,558

E.ON SE	29		347

Eckert & Ziegler Strahlen- und Medizintechnik AG	13		1,290

Evonik Industries AG	3		94

Fresenius Medical Care AG & Co. KGaA	3		218

Fresenius SE & Co. KGaA	5		263

FUCHS PETROLUB SE (Preference)	1		47

GEA Group AG	2		86

Hannover Rueck SE	1		143

HeidelbergCement AG	2		175

HelloFresh SE *	17		1,432

Henkel AG & Co. KGaA	1		132

Henkel AG & Co. KGaA (Preference)	2		262

HOCHTIEF AG *	—	(c)	30

Infineon Technologies AG (b)	67		2,688

Jungheinrich AG (Preference)	37		1,952

Just Eat Takeaway.com NV * (b) (d)	2		167

KION Group AG	1		92

Knorr-Bremse AG	1		114

LANXESS AG	1		78

LEG Immobilien SE	1		128

Merck KGaA	2		291

MTU Aero Engines AG	1		171

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2		519

Nemetschek SE	1		55

Porsche Automobil Holding SE (Preference)	2		207

Puma SE *	1		132

INVESTMENTS	SHARES (000)		VALUE ($000)

Germany — continued

Rational AG	—	(c)	54

RWE AG	128		4,855

SAP SE	13		1,873

Sartorius AG (Preference)	—	(c)	257

Schaeffler AG (Preference)	138		1,241

Scout24 AG (b) (d)	1		115

Siemens AG (Registered)	31		5,174

Siemens Energy AG *	5		171

Siemens Healthineers AG (d)	3		197

Symrise AG	2		213

TeamViewer AG * (b) (d)	2		98

Telefonica Deutschland Holding AG	13		39

Uniper SE	3		94

United Internet AG (Registered)	1		57

VERBIO Vereinigte BioEnergie AG (b)	24		1,200

Volkswagen AG	—	(c)	132

Volkswagen AG (Preference)	61		15,932

Vonovia SE	7		452

Zalando SE * (b) (d)	20		2,033

			107,799

Greece — 0.0% (a)

Hellenic Telecommunications Organization SA	98		1,668

Hong Kong — 0.6%

AIA Group Ltd.	1,451		18,414

ASM Pacific Technology Ltd.	4		59

Bank of East Asia Ltd. (The)	17		36

CK Asset Holdings Ltd.	33		209

CK Infrastructure Holdings Ltd.	8		49

CLP Holdings Ltd.	22		212

Hang Lung Properties Ltd.	25		68

Hang Seng Bank Ltd.	10		192

Henderson Land Development Co. Ltd.	19		84

HK Electric Investments & HK Electric Investments Ltd. (d)	35		35

HKT Trust & HKT Ltd.	48		70

Hong Kong & China Gas Co. Ltd.	137		220

Hong Kong Exchanges & Clearing Ltd.	114		6,845

Hongkong Land Holdings Ltd.	15		74

Jardine Matheson Holdings Ltd.	3		181

Link, REIT	26		249

Melco Resorts & Entertainment Ltd., ADR *	3		53

MTR Corp. Ltd.	20		109

New World Development Co. Ltd.	21		109

PCCW Ltd.	54		31

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Hong Kong — continued

Power Assets Holdings Ltd.	18		111

Sino Land Co. Ltd.	40		59

Sun Hung Kai Properties Ltd.	17		248

Swire Pacific Ltd., Class A	7		52

Swire Properties Ltd.	15		44

Techtronic Industries Co. Ltd.	18		318

Vitasoy International Holdings Ltd.	458		1,769

WH Group Ltd. (d)	123		107

Wharf Real Estate Investment Co. Ltd.	22		126

Xinyi Glass Holdings Ltd.	22		78

			30,211

India — 0.6%

HDFC Bank Ltd., ADR *	330		23,219

Infosys Ltd., ADR	289		5,222

			28,441

Indonesia — 0.3%

Bank Central Asia Tbk. PT	4,786		10,595

Bank Rakyat Indonesia Persero Tbk. PT	6,224		1,742

Telkom Indonesia Persero Tbk. PT	7,202		1,591

			13,928

Ireland — 0.2%

CRH plc	10		474

Flutter Entertainment plc *	2		426

Kerry Group plc, Class A	2		245

Kerry Group plc, Class A	—	(c)	19

Kingspan Group plc	2		163

Kingspan Group plc	—	(c)	13

Ryanair Holdings plc, ADR *	61		7,092

Smurfit Kappa Group plc	3		160

			8,592

Israel — 0.0% (a)

Azrieli Group Ltd.	1		38

Bank Hapoalim BM *	15		115

Bank Leumi Le-Israel BM *	19		131

Check Point Software Technologies Ltd. *	1		168

Elbit Systems Ltd.	—	(c)	47

ICL Group Ltd.	9		58

Isracard Ltd. *	—	(c)	—	(c)

Israel Discount Bank Ltd., Class A *	15		67

Mizrahi Tefahot Bank Ltd. *	2		50

Nice Ltd. *	1		194

Teva Pharmaceutical Industries Ltd., ADR *	14		150

INVESTMENTS	SHARES (000)		VALUE ($000)

Israel — continued

Wix.com Ltd. *	1		226

			1,244

Italy — 0.4%

Amplifon SpA *	2		67

Assicurazioni Generali SpA	14		283

Atlantia SpA * (b)	6		124

Davide Campari-Milano NV (b)	7		88

DiaSorin SpA	—	(c)	55

Enel SpA (b)	386		3,828

Eni SpA	32		385

Ferrari NV (b)	2		346

Ferrari NV	17		3,627

FinecoBank Banca Fineco SpA * (b)	8		134

Infrastrutture Wireless Italiane SpA (d)	4		50

Intesa Sanpaolo SpA *	1,214		3,384

Mediobanca Banca di Credito Finanziario SpA *	8		90

Moncler SpA *	2		152

Nexi SpA * (d)	6		108

Poste Italiane SpA (d)	7		87

Prysmian SpA	3		96

Recordati Industria Chimica e Farmaceutica SpA (b)	1		74

Snam SpA	26		145

Telecom Italia SpA	77		45

Telecom Italia SpA	107		59

Terna Rete Elettrica Nazionale SpA	18		133

UniCredit SpA	495		5,087

			18,447

Japan — 1.8%

ABC-Mart, Inc.	—	(c)	11

Acom Co. Ltd.	5		22

Advantest Corp.	3		246

Aeon Co. Ltd.	8		229

Aeon Mall Co. Ltd.	1		21

AGC, Inc.	3		114

Air Water, Inc.	2		38

Aisin Corp.	2		77

Ajinomoto Co., Inc.	6		120

Alfresa Holdings Corp.	2		43

Amada Co. Ltd.	4		46

ANA Holdings, Inc. *	2		48

Asahi Group Holdings Ltd.	6		242

Asahi Intecc Co. Ltd.	3		67

Asahi Kasei Corp.	16		170

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Japan — continued

Astellas Pharma, Inc.	24		358

Azbil Corp.	2		61

Bandai Namco Holdings, Inc.	3		183

Bank of Kyoto Ltd. (The)	1		38

Bridgestone Corp.	7		277

Brother Industries Ltd.	3		61

Calbee, Inc.	1		26

Canon, Inc.	13		307

Capcom Co. Ltd.	2		71

Casio Computer Co. Ltd.	2		42

Central Japan Railway Co.	2		264

Chiba Bank Ltd. (The)	7		42

Chubu Electric Power Co., Inc.	8		101

Chugai Pharmaceutical Co. Ltd.	9		323

Chugoku Electric Power Co., Inc. (The)	4		43

Coca-Cola Bottlers Japan Holdings, Inc.	2		24

Concordia Financial Group Ltd.	13		50

Cosmos Pharmaceutical Corp.	—	(c)	29

CyberAgent, Inc.	5		98

Dai Nippon Printing Co. Ltd.	3		63

Daifuku Co. Ltd.	1		128

Dai-ichi Life Holdings, Inc.	14		249

Daiichi Sankyo Co. Ltd.	22		554

Daikin Industries Ltd.	3		625

Daito Trust Construction Co. Ltd.	1		85

Daiwa House Industry Co. Ltd.	7		216

Daiwa House REIT Investment Corp., REIT	—	(c)	67

Daiwa Securities Group, Inc.	19		99

Denso Corp.	6		362

Dentsu Group, Inc.	3		83

Disco Corp.	—	(c)	97

East Japan Railway Co.	4		260

Eisai Co. Ltd.	3		215

ENEOS Holdings, Inc.	39		169

FANUC Corp.	3		576

Fast Retailing Co. Ltd.	1		574

Fuji Electric Co. Ltd.	2		77

FUJIFILM Holdings Corp.	5		304

Fujitsu Ltd.	3		413

Fukuoka Financial Group, Inc.	2		38

GLP J-REIT, REIT	—	(c)	87

GMO Payment Gateway, Inc.	1		64

Hakuhodo DY Holdings, Inc.	3		49

Hamamatsu Photonics KK	2		99

Hankyu Hanshin Holdings, Inc.	3		95

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Harmonic Drive Systems, Inc.	1		34

Hikari Tsushin, Inc.	—	(c)	60

Hino Motors Ltd.	4		30

Hirose Electric Co. Ltd.	1		80

Hisamitsu Pharmaceutical Co., Inc.	1		35

Hitachi Construction Machinery Co. Ltd.	1		40

Hitachi Ltd.	12		614

Hitachi Metals Ltd.	3		52

Honda Motor Co. Ltd.	21		623

Hoshizaki Corp.	1		53

Hoya Corp.	5		557

Hulic Co. Ltd.	4		43

Ibiden Co. Ltd.	1		61

Idemitsu Kosan Co. Ltd.	2		57

Iida Group Holdings Co. Ltd.	2		44

Inpex Corp.	13		89

Isuzu Motors Ltd.	7		72

Ito En Ltd.	1		39

ITOCHU Corp.	17		540

Itochu Techno-Solutions Corp.	1		45

Japan Airlines Co. Ltd. *	239		5,113

Japan Airport Terminal Co. Ltd.	1		31

Japan Exchange Group, Inc.	7		152

Japan Metropolitan Fund Invest, REIT	—	(c)	88

Japan Post Bank Co. Ltd.	5		48

Japan Post Holdings Co. Ltd. *	20		170

Japan Post Insurance Co. Ltd.	3		56

Japan Real Estate Investment Corp., REIT	—	(c)	99

Japan Tobacco, Inc.	15		289

JFE Holdings, Inc.	6		82

JSR Corp.	3		80

Kajima Corp.	6		80

Kakaku.com, Inc.	2		46

Kansai Electric Power Co., Inc. (The)	9		90

Kansai Paint Co. Ltd.	2		55

Kao Corp.	6		399

KDDI Corp.	21		623

Keihan Holdings Co. Ltd.	1		44

Keikyu Corp.	3		37

Keio Corp.	1		91

Keisei Electric Railway Co. Ltd.	2		50

Keyence Corp.	15		7,105

Kikkoman Corp.	2		111

Kintetsu Group Holdings Co. Ltd. *	2		79

Kirin Holdings Co. Ltd.	11		199

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Japan — continued

Kobayashi Pharmaceutical Co. Ltd.	1		54

Kobe Bussan Co. Ltd.	2		40

Koei Tecmo Holdings Co. Ltd.	1		29

Koito Manufacturing Co. Ltd.	1		81

Komatsu Ltd.	11		332

Konami Holdings Corp.	1		72

Kose Corp.	—	(c)	60

Kubota Corp.	13		308

Kuraray Co. Ltd.	4		45

Kurita Water Industries Ltd.	1		55

Kyocera Corp.	4		255

Kyowa Kirin Co. Ltd.	3		103

Kyushu Electric Power Co., Inc.	5		44

Kyushu Railway Co.	2		43

Lasertec Corp.	1		158

Lawson, Inc.	1		27

Lion Corp.	3		53

Lixil Corp.	3		92

M3, Inc.	6		387

Makita Corp.	3		126

Marubeni Corp.	21		176

Marui Group Co. Ltd.	3		47

Mazda Motor Corp.	7		56

McDonald’s Holdings Co. Japan Ltd.	1		37

Medipal Holdings Corp.	2		42

MEIJI Holdings Co. Ltd.	2		93

Mercari, Inc. *	1		59

MINEBEA MITSUMI, Inc.	5		118

MISUMI Group, Inc.	4		102

Mitsubishi Chemical Holdings Corp.	16		121

Mitsubishi Corp.	17		476

Mitsubishi Electric Corp.	23		361

Mitsubishi Estate Co. Ltd.	15		250

Mitsubishi Gas Chemical Co., Inc.	2		49

Mitsubishi HC Capital, Inc.	8		48

Mitsubishi Heavy Industries Ltd.	4		125

Mitsubishi UFJ Financial Group, Inc.	157		833

Mitsui & Co. Ltd.	21		441

Mitsui Chemicals, Inc.	2		76

Mitsui Fudosan Co. Ltd.	143		3,098

Miura Co. Ltd.	1		63

Mizuho Financial Group, Inc.	31		433

MonotaRO Co. Ltd.	3		81

MS&AD Insurance Group Holdings, Inc.	6		162

Murata Manufacturing Co. Ltd.	7		588

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Nabtesco Corp.	1		63

Nagoya Railroad Co. Ltd. *	3		57

NEC Corp.	3		192

Nexon Co. Ltd.	6		205

NGK Insulators Ltd.	3		62

NGK Spark Plug Co. Ltd.	2		32

NH Foods Ltd.	1		58

Nidec Corp.	6		670

Nihon M&A Center, Inc.	4		99

Nintendo Co. Ltd.	2		860

Nippon Building Fund, Inc., REIT	—	(c)	125

Nippon Express Co. Ltd.	1		77

Nippon Paint Holdings Co. Ltd.	9		129

Nippon Prologis REIT, Inc., REIT	—	(c)	83

Nippon Sanso Holdings Corp.	2		38

Nippon Shinyaku Co. Ltd.	1		40

Nippon Steel Corp.	10		182

Nippon Telegraph & Telephone Corp.	17		416

Nippon Yusen KK	2		79

Nissan Chemical Corp.	2		77

Nissan Motor Co. Ltd. *	30		150

Nisshin Seifun Group, Inc.	3		40

Nissin Foods Holdings Co. Ltd.	1		64

Nitori Holdings Co. Ltd.	1		197

Nitto Denko Corp.	2		174

Nomura Holdings, Inc.	40		217

Nomura Real Estate Holdings, Inc.	1		34

Nomura Real Estate Master Fund, Inc., REIT	—	(c)	87

Nomura Research Institute Ltd.	4		126

NSK Ltd.	5		41

NTT Data Corp.	8		126

Obayashi Corp.	8		77

Obic Co. Ltd.	1		173

Odakyu Electric Railway Co. Ltd.	4		103

Oji Holdings Corp.	11		70

Olympus Corp.	15		307

Omron Corp.	2		182

Ono Pharmaceutical Co. Ltd.	5		118

Oracle Corp.	1		47

Oriental Land Co. Ltd.	3		369

ORIX Corp.	17		273

Orix JREIT, Inc., REIT	—	(c)	58

Osaka Gas Co. Ltd.	5		95

Otsuka Corp.	1		65

Otsuka Holdings Co. Ltd.	5		192

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Japan — continued

Pan Pacific International Holdings Corp.	5		112

Panasonic Corp.	28		332

PeptiDream, Inc. *	1		51

Persol Holdings Co. Ltd.	2		40

Pigeon Corp.	1		47

Pola Orbis Holdings, Inc.	1		28

Rakuten Group, Inc.	11		140

Recruit Holdings Co. Ltd.	17		785

Renesas Electronics Corp. *	10		115

Resona Holdings, Inc.	27		112

Ricoh Co. Ltd.	9		92

Rinnai Corp.	1		50

Rohm Co. Ltd.	1		118

Ryohin Keikaku Co. Ltd.	3		65

Santen Pharmaceutical Co. Ltd.	5		60

SBI Holdings, Inc.	3		90

SCSK Corp.	1		35

Secom Co. Ltd.	3		217

Sega Sammy Holdings, Inc.	2		32

Seibu Holdings, Inc.	3		29

Seiko Epson Corp.	4		60

Sekisui Chemical Co. Ltd.	5		80

Sekisui House Ltd.	8		160

Seven & i Holdings Co. Ltd.	10		414

SG Holdings Co. Ltd.	4		95

Sharp Corp.	3		47

Shimadzu Corp.	3		102

Shimamura Co. Ltd.	—	(c)	30

Shimano, Inc.	1		229

Shimizu Corp.	7		58

Shin-Etsu Chemical Co. Ltd.	5		776

Shinsei Bank Ltd.	2		28

Shionogi & Co. Ltd.	3		174

Shiseido Co. Ltd.	5		371

Shizuoka Bank Ltd. (The)	5		41

SMC Corp.	10		5,520

SoftBank Corp.	37		474

SoftBank Group Corp.	20		1,811

Sohgo Security Services Co. Ltd.	1		39

Sompo Holdings, Inc.	4		160

Sony Group Corp.	116		11,578

Square Enix Holdings Co. Ltd.	1		67

Stanley Electric Co. Ltd.	2		49

Subaru Corp.	8		147

SUMCO Corp.	3		88

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Sumitomo Chemical Co. Ltd.	19		97

Sumitomo Corp.	15		208

Sumitomo Dainippon Pharma Co. Ltd.	2		40

Sumitomo Electric Industries Ltd.	10		144

Sumitomo Metal Mining Co. Ltd.	3		127

Sumitomo Mitsui Financial Group, Inc.	17		587

Sumitomo Mitsui Trust Holdings, Inc.	4		147

Sumitomo Realty & Development Co. Ltd.	4		134

Sundrug Co. Ltd.	1		31

Suntory Beverage & Food Ltd.	2		64

Suzuken Co. Ltd.	1		32

Suzuki Motor Corp.	5		178

Sysmex Corp.	2		210

T&D Holdings, Inc.	7		83

Taiheiyo Cement Corp.	2		38

Taisei Corp.	2		89

Taisho Pharmaceutical Holdings Co. Ltd.	—	(c)	24

Takeda Pharmaceutical Co. Ltd.	20		675

TDK Corp.	2		231

Teijin Ltd.	2		31

Terumo Corp.	8		310

THK Co. Ltd.	2		55

TIS, Inc.	3		72

Tobu Railway Co. Ltd.	2		62

Toho Co. Ltd.	1		56

Toho Gas Co. Ltd.	1		50

Tohoku Electric Power Co., Inc.	5		48

Tokio Marine Holdings, Inc.	8		384

Tokyo Century Corp.	1		31

Tokyo Electric Power Co. Holdings, Inc. *	19		55

Tokyo Electron Ltd.	2		908

Tokyo Gas Co. Ltd.	5		99

Tokyu Corp.	7		84

Tokyu Fudosan Holdings Corp.	8		43

Toppan Printing Co. Ltd.	3		58

Toray Industries, Inc.	18		111

Toshiba Corp.	5		207

Tosoh Corp.	3		60

TOTO Ltd.	2		99

Toyo Suisan Kaisha Ltd.	1		45

Toyoda Gosei Co. Ltd.	1		20

Toyota Industries Corp.	2		145

Toyota Motor Corp.	109		8,126

Toyota Tsusho Corp.	3		114

Trend Micro, Inc.	2		81

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Japan — continued

Tsuruha Holdings, Inc.	—	(c)	46

Unicharm Corp.	5		198

United Urban Investment Corp., REIT	—	(c)	55

USS Co. Ltd.	3		51

Welcia Holdings Co. Ltd.	1		37

West Japan Railway Co.	2		116

Yakult Honsha Co. Ltd.	2		78

Yamada Holdings Co. Ltd.	9		46

Yamaha Corp.	2		98

Yamaha Motor Co. Ltd.	4		87

Yamato Holdings Co. Ltd.	4		104

Yamazaki Baking Co. Ltd.	1		22

Yaskawa Electric Corp.	3		138

Yokogawa Electric Corp.	3		53

Z Holdings Corp.	34		157

ZOZO, Inc.	1		44

			86,124

Jordan — 0.0% (a)

Hikma Pharmaceuticals plc	2		75

Luxembourg — 0.0% (a)

ArcelorMittal SA	66		1,926

Eurofins Scientific SE	2		169

SES SA, Receipts	5		37

			2,132

Macau — 0.1%

Galaxy Entertainment Group Ltd. *	27		237

Sands China Ltd. *	552		2,614

SJM Holdings Ltd.	25		32

Wynn Macau Ltd. *	20		38

			2,921

Mexico — 0.3%

America Movil SAB de CV, Series L (b)	2,573		1,802

Fresnillo plc	2		27

Grupo Aeroportuario del Pacifico SAB de CV, Class B * (b)	200		2,059

Grupo Aeroportuario del Sureste SAB de CV, ADR * (b)	12		2,065

Grupo Financiero Banorte SAB de CV, Class O	735		4,171

Wal-Mart de Mexico SAB de CV (b)	697		2,285

			12,409

Netherlands — 1.6%

ABN AMRO Bank NV, CVA (b) (d)	5		70

Adyen NV * (d)	—	(c)	574

INVESTMENTS	SHARES (000)		VALUE ($000)

Netherlands — continued

Aegon NV	23		106

Akzo Nobel NV (b)	79		9,528

Argenx SE *	—	(c)	12

Argenx SE *	1		154

ASM International NV	5		1,460

ASML Holding NV	41		26,819

BE Semiconductor Industries NV	6		486

EXOR NV	1		114

Heineken Holding NV	1		147

Heineken NV (b)	57		6,635

ING Groep NV	536		6,842

JDE Peet’s NV *	1		37

Koninklijke Ahold Delhaize NV	88		2,367

Koninklijke DSM NV	2		396

Koninklijke KPN NV	46		158

Koninklijke Philips NV *	12		660

Koninklijke Vopak NV (b)	1		41

NN Group NV	47		2,345

NXP Semiconductors NV	83		15,890

Randstad NV	2		110

Royal Dutch Shell plc, Class A	53		988

Royal Dutch Shell plc, Class B	47		849

Wolters Kluwer NV	3		310

			77,098

New Zealand — 0.0% (a)

a2 Milk Co. Ltd. (The) *	10		52

Auckland International Airport Ltd. *	16		87

Fisher & Paykel Healthcare Corp. Ltd.	7		190

Mercury NZ Ltd.	9		43

Meridian Energy Ltd.	16		62

Ryman Healthcare Ltd.	5		52

Spark New Zealand Ltd.	24		75

Xero Ltd. *	2		169

			730

Norway — 0.0% (a)

DNB ASA	12		255

Equinor ASA	13		253

Gjensidige Forsikring ASA	3		58

Huddly A/S *	368		639

Mowi ASA	6		139

Norsk Hydro ASA	17		110

Orkla ASA	10		98

Schibsted ASA, Class A *	1		49

Schibsted ASA, Class B *	1		55

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Norway — continued

Telenor ASA	9	160

		1,816

Peru — 0.1%

Credicorp Ltd. *	52	6,252

Poland — 0.1%

Allegro.eu SA * (d)	153	2,347

Dino Polska SA * (d)	27	1,745

		4,092

Portugal — 0.0% (a)

EDP — Energias de Portugal SA	36	197

Galp Energia SGPS SA	6	74

Jeronimo Martins SGPS SA (b)	3	59

		330

Russia — 0.5%

Alrosa PJSC	1,605	2,318

Evraz plc	7	58

Fix Price Group Ltd., GDR * (e)	190	1,775

Fix Price Group Ltd., GDR * (d)	49	461

LUKOIL PJSC, ADR	60	4,629

Magnitogorsk Iron & Steel Works PJSC	4,074	3,529

Rosneft Oil Co. PJSC, GDR (d)	304	2,096

Sberbank of Russia PJSC	808	3,194

Sberbank of Russia PJSC	608	2,404

Severstal PAO, GDR (d)	120	2,830

X5 Retail Group NV, GDR (d)	76	2,329

		25,623

Singapore — 0.0% (a)

Ascendas, REIT	41	96

CapitaLand Integrated Commercial Trust, REIT	58	93

CapitaLand Ltd.	34	94

City Developments Ltd.	6	37

DBS Group Holdings Ltd.	23	516

Genting Singapore Ltd.	77	50

Keppel Corp. Ltd.	19	76

Mapletree Commercial Trust, REIT	28	45

Mapletree Logistics Trust, REIT	37	55

Oversea-Chinese Banking Corp. Ltd.	43	392

Singapore Airlines Ltd. *	17	65

Singapore Exchange Ltd.	10	81

Singapore Technologies Engineering Ltd.	20	58

Singapore Telecommunications Ltd.	105	196

Suntec, REIT	24	27

INVESTMENTS	SHARES (000)	VALUE ($000)

Singapore — continued

United Overseas Bank Ltd.	15	299

UOL Group Ltd.	6	34

Venture Corp. Ltd.	4	54

		2,268

South Africa — 0.5%

Anglo American plc	177	7,494

Bid Corp. Ltd. *	75	1,482

Bidvest Group Ltd. (The)	126	1,457

Capitec Bank Holdings Ltd. *	23	2,360

Clicks Group Ltd.	208	3,473

FirstRand Ltd.	567	1,995

MTN Group *	423	2,673

Naspers Ltd., Class N	23	5,254

		26,188

South Korea — 1.7%

Delivery Hero SE * (d)	49	7,815

KIWOOM Securities Co. Ltd.	16	1,848

LG Chem Ltd.	13	10,936

LG Household & Health Care Ltd.	1	1,667

NCSoft Corp.	3	2,316

Samsung Electronics Co. Ltd.	617	44,942

Shinhan Financial Group Co. Ltd.	81	2,918

SK Hynix, Inc.	60	6,855

S-Oil Corp. *	56	4,321

		83,618

Spain — 0.6%

ACS Actividades de Construccion y Servicios SA	3	99

Aena SME SA * (d)	1	150

Amadeus IT Group SA *	6	393

Banco Bilbao Vizcaya Argentaria SA	85	478

Banco Santander SA	222	857

CaixaBank SA *	57	182

Cellnex Telecom SA (d)	102	5,752

Enagas SA	3	69

Endesa SA	4	107

Ferrovial SA	6	177

Grifols SA (b)	4	104

Iberdrola SA	959	12,954

Industria de Diseno Textil SA (b)	229	8,131

Naturgy Energy Group SA	4	96

Red Electrica Corp. SA	6	102

Repsol SA	19	230

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	19

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Spain — continued

Siemens Gamesa Renewable Energy SA *	3	110

Telefonica SA	65	300

		30,291

Sweden — 0.9%

Alfa Laval AB	4	136

Assa Abloy AB, Class B	13	366

Atlas Copco AB, Class A (b)	114	6,911

Atlas Copco AB, Class B	5	259

Boliden AB (b)	4	136

Electrolux AB, Series B	3	81

Epiroc AB, Class A	8	183

Epiroc AB, Class B	5	98

EQT AB	3	103

Essity AB, Class B	8	254

Evolution Gaming Group AB (d)	15	2,873

Fastighets AB Balder, Class B *	1	75

H & M Hennes & Mauritz AB, Class B *	10	253

Hemnet Group AB *	17	329

Hexagon AB, Class B	4	344

Husqvarna AB, Class B	5	74

ICA Gruppen AB	1	59

Industrivarden AB, Class A (b)	1	53

Industrivarden AB, Class C	2	74

Investment AB Latour, Class B (b)	2	58

Investor AB, Class B (b)	6	495

Kinnevik AB, Class B *	3	171

L E Lundbergforetagen AB, Class B	1	56

Lundin Energy AB	2	76

Nibe Industrier AB, Class B	4	146

Sandvik AB (b)	14	358

Securitas AB, Class B	4	68

Sinch AB * (d)	5	845

Skandinaviska Enskilda Banken AB, Class A	21	267

Skanska AB, Class B (b)	4	118

SKF AB, Class B	295	7,614

Stillfront Group AB *	95	966

Svenska Cellulosa AB SCA, Class B	8	136

Svenska Handelsbanken AB, Class A	549	6,354

Swedbank AB, Class A	12	204

Swedish Match AB	13	1,086

Tele2 AB, Class B	6	83

Telefonaktiebolaget LM Ericsson, Class B	37	513

Telia Co. AB	31	130

INVESTMENTS	SHARES (000)		VALUE ($000)

Sweden — continued

Volvo AB, Class B	424		10,354

			42,759

Switzerland — 1.9%

ABB Ltd. (Registered)	24		767

Adecco Group AG (Registered)	2		134

Alcon, Inc. *	6		473

Baloise Holding AG (Registered) *	1		100

Banque Cantonale Vaudoise (Registered)	—	(c)	39

Barry Callebaut AG (Registered)	—	(c)	115

Chocoladefabriken Lindt & Spruengli AG *	—	(c)	121

Chocoladefabriken Lindt & Spruengli AG (Registered) *	—	(c)	99

Cie Financiere Richemont SA (Registered)	7		686

Clariant AG (Registered) (b)	3		53

Coca-Cola HBC AG	3		89

Credit Suisse Group AG (Registered)	31		328

EMS-Chemie Holding AG (Registered)	—	(c)	105

Geberit AG (Registered)	—	(c)	313

Givaudan SA (Registered)	—	(c)	499

Interroll Holding AG (Registered)	—	(c)	1,094

Julius Baer Group Ltd.	3		180

Kuehne + Nagel International AG (Registered)	1		207

LafargeHolcim Ltd. (Registered) *	164		10,133

Logitech International SA (Registered)	2		234

Lonza Group AG (Registered)	9		5,430

Nestle SA (Registered)	210		25,026

Novartis AG (Registered)	74		6,335

Partners Group Holding AG	—	(c)	340

Roche Holding AG	31		10,057

Roche Holding AG (b)	—	(c)	143

Schindler Holding AG	5		1,406

Schindler Holding AG (Registered)	—	(c)	71

SGS SA (Registered)	2		5,918

Siegfried Holding AG (Registered) *	2		1,689

Sika AG (Registered)	2		542

Sonova Holding AG (Registered) *	6		1,904

STMicroelectronics NV	8		305

Straumann Holding AG (Registered)	—	(c)	189

Swatch Group AG (The)	—	(c)	113

Swatch Group AG (The) (Registered)	1		45

Swiss Life Holding AG (Registered)	—	(c)	189

Swiss Prime Site AG (Registered)	1		95

Swiss Re AG	4		340

Swisscom AG (Registered)	—	(c)	180

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Switzerland — continued

Swissquote Group Holding SA (Registered)	14	2,147

Temenos AG (Registered)	1	126

UBS Group AG (Registered)	47	717

Vifor Pharma AG	1	84

Zurich Insurance Group AG	29	11,739

		90,899

Taiwan — 1.7%

Advantech Co. Ltd.	216	2,737

AU Optronics Corp.	3,841	4,496

Chailease Holding Co. Ltd.	662	4,768

Eclat Textile Co. Ltd.	110	2,106

Global Unichip Corp.	160	2,280

Hiwin Technologies Corp.	154	2,325

Realtek Semiconductor Corp. *	138	2,603

Sea Ltd., ADR *	32	8,068

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	269	31,421

Taiwan Semiconductor Manufacturing Co. Ltd.	952	20,049

Taiwan Union Technology Corp.	475	1,998

Wiwynn Corp.	63	2,049

		84,900

Tanzania, United Republic of — 0.0% (a)

AngloGold Ashanti Ltd.	46	946

Thailand — 0.3%

PTT Exploration & Production PCL	1,356	5,154

Siam Cement PCL (The) (Registered)	147	2,170

Siam Commercial Bank PCL (The)	713	2,403

Thai Oil PCL	1,693	3,204

		12,931

Turkey — 0.0% (a)

BIM Birlesik Magazalar A/S	221	1,733

United Arab Emirates — 0.0% (a)

NMC Health plc * ‡	3	—

United Kingdom — 2.3%

3i Group plc	12	221

Admiral Group plc	2	107

Allfunds Group plc *	53	889

Ashtead Group plc	6	371

Associated British Foods plc *	5	146

AstraZeneca plc	17	1,789

Auto Trader Group plc * (d)	12	97

AVEVA Group plc	1	71

Aviva plc	50	278

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

BAE Systems plc	41	288

Barclays plc	222	538

Barratt Developments plc	13	139

Berkeley Group Holdings plc	2	103

BP plc	1,428	5,977

British American Tobacco plc	29	1,090

British Land Co. plc (The), REIT	11	81

BT Group plc *	114	261

Bunzl plc	4	139

Burberry Group plc *	5	148

CK Hutchison Holdings Ltd.	35	285

CNH Industrial NV	127	1,889

Coca-Cola European Partners plc	3	149

Compass Group plc *	23	497

Croda International plc	2	167

DCC plc	1	110

Diageo plc	413	18,560

Direct Line Insurance Group plc	17	69

Dr. Martens plc *	31	207

Entain plc *	7	175

Experian plc	12	453

GlaxoSmithKline plc	64	1,187

Halma plc	5	174

Hargreaves Lansdown plc	4	101

HSBC Holdings plc	261	1,629

Imperial Brands plc	12	253

Informa plc *	19	150

InterContinental Hotels Group plc *	100	7,110

Intertek Group plc	2	175

J Sainsbury plc	23	75

JD Sports Fashion plc *	7	84

Johnson Matthey plc	2	111

Kingfisher plc *	27	133

Land Securities Group plc, REIT	9	90

Legal & General Group plc	1,695	6,365

Linde plc	18	5,034

Linde plc	30	8,491

Lloyds Banking Group plc	907	569

London Stock Exchange Group plc	44	4,523

M&G plc	33	100

Melrose Industries plc	62	140

Mondi plc	6	169

Moonpig Group plc *	45	271

National Express Group plc *	92	380

National Grid plc	45	568

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	21

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

United Kingdom — continued

Natwest Group plc	62		169

Next plc *	2		183

Ocado Group plc *	6		180

Pearson plc	10		111

Persimmon plc	157		6,775

Phoenix Group Holdings plc	7		69

Prudential plc	154		3,268

Reckitt Benckiser Group plc	87		7,788

RELX plc	25		642

RELX plc	257		6,675

Rentokil Initial plc	24		164

Rolls-Royce Holdings plc *	107		155

RSA Insurance Group plc	13		125

Sage Group plc (The)	14		123

Schroders plc	2		79

Segro plc, REIT	15		212

Severn Trent plc	3		105

Smith & Nephew plc	11		243

Smiths Group plc	5		114

Spirax-Sarco Engineering plc	1		154

SSE plc	13		270

St. James’s Place plc	7		129

Standard Chartered plc	34		246

Standard Life Aberdeen plc	28		108

Taylor Wimpey plc	2,137		5,300

Tesco plc	99		302

Unilever plc	34		1,972

United Utilities Group plc	9		117

Vodafone Group plc	344		648

Whitbread plc *	3		116

Wm Morrison Supermarkets plc	31		74

WPP plc	16		212

			110,004

United States — 33.6%

AbbVie, Inc.	163		18,185

Advanced Micro Devices, Inc. *	136		11,094

Affirm Holdings, Inc. *	13		913

AGCO Corp.	12		1,766

Agios Pharmaceuticals, Inc. * (b)	28		1,535

Airbnb, Inc., Class A * (b)	8		1,425

Alcoa Corp. *	78		2,851

Alleghany Corp. *	3		1,793

Alnylam Pharmaceuticals, Inc. *	13		1,828

Alphabet, Inc., Class A *	—	(c)	9

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Alphabet, Inc., Class C * (f)	25	59,436

Altice USA, Inc., Class A *	91	3,308

Amazon.com, Inc. * (f)	15	53,246

American Electric Power Co., Inc.	37	3,250

American Express Co.	45	6,855

American Homes 4 Rent, Class A, REIT	56	2,064

American International Group, Inc.	102	4,966

AmerisourceBergen Corp.	17	2,083

AMETEK, Inc.	26	3,463

Amgen, Inc.	24	5,636

Analog Devices, Inc.	116	17,739

Anthem, Inc.	6	2,276

Apple, Inc. (f)	339	44,618

Applied Materials, Inc.	37	4,871

Array Technologies, Inc. *	66	1,860

Arrow Electronics, Inc. *	14	1,554

AutoNation, Inc. *	45	4,581

AutoZone, Inc. *	3	4,569

Ball Corp.	8	795

Bank of America Corp.	496	20,107

Bed Bath & Beyond, Inc. * (b)	16	397

Berkshire Hathaway, Inc., Class B *	42	11,424

Best Buy Co., Inc.	21	2,393

Biogen, Inc. *	13	3,366

BJ’s Wholesale Club Holdings, Inc. *	21	925

BlackRock, Inc.	5	3,845

Blackstone Group, Inc. (The)	88	7,818

Boeing Co. (The) *	21	4,850

Booking Holdings, Inc. *	7	17,260

Booz Allen Hamilton Holding Corp.	43	3,560

Boston Scientific Corp. *	305	13,283

Bristol-Myers Squibb Co.	267	16,665

Brixmor Property Group, Inc., REIT	102	2,279

Cabot Oil & Gas Corp.	51	848

California Resources Corp. *	43	1,027

Capital One Financial Corp. (f)	99	14,695

Carlisle Cos., Inc.	10	1,991

CarMax, Inc. *	27	3,571

Carrier Global Corp.	35	1,521

Catalent, Inc. *	37	4,200

CBRE Group, Inc., Class A * (f)	34	2,909

Celanese Corp.	32	5,013

Centene Corp. *	33	2,056

Ceridian HCM Holding, Inc. *	24	2,245

Charles Schwab Corp. (The)	128	8,990

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

United States — continued

Charter Communications, Inc., Class A *	26		17,494

Chevron Corp.	55		5,716

Chubb Ltd.	51		8,751

Cigna Corp.	93		23,145

Cisco Systems, Inc.	92		4,693

Citigroup, Inc.	144		10,267

Citizens Financial Group, Inc.	86		3,977

Claire’s Stores, Inc. * ‡	—	(c)	73

Clear Channel Outdoor Holdings, Inc. *	61		153

CNA Financial Corp.	19		877

Coca-Cola Co. (The)	325		17,539

Columbia Sportswear Co.	14		1,521

Comcast Corp., Class A	320		17,977

CommScope Holding Co., Inc. *	131		2,151

ConocoPhillips	323		16,533

Constellation Brands, Inc., Class A	40		9,722

Cooper Cos., Inc. (The)	8		3,338

Copart, Inc. *	29		3,662

Coty, Inc., Class A *	91		909

Coupa Software, Inc. *	9		2,308

Cree, Inc. *	26		2,607

Crowdstrike Holdings, Inc., Class A *	15		3,133

CVS Health Corp.	74		5,628

CyberArk Software Ltd. *	—	(c)	70

Darden Restaurants, Inc.	16		2,362

Deere & Co.	13		4,820

Delta Air Lines, Inc. *	72		3,355

Dexcom, Inc. *	13		4,965

Diamondback Energy, Inc.	53		4,359

Discovery, Inc., Class C *	112		3,619

DISH Network Corp., Class A *	38		1,711

Dollar General Corp.	7		1,479

Dover Corp.	27		3,955

DraftKings, Inc., Class A * (b)	55		3,120

DuPont de Nemours, Inc.	26		2,013

EastGroup Properties, Inc., REIT	11		1,708

Eastman Chemical Co.	104		12,035

Edison International	22		1,334

Eli Lilly & Co.	29		5,256

Energizer Holdings, Inc.	47		2,311

Entegris, Inc.	40		4,457

Entergy Corp.	13		1,420

EOG Resources, Inc.	60		4,404

EP Energy Corp. *	5		389

EPAM Systems, Inc. *	5		2,280

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Equitrans Midstream Corp.	67	545

Estee Lauder Cos., Inc. (The), Class A	16	5,107

Exact Sciences Corp. *	25	3,237

Exelixis, Inc. *	103	2,526

Facebook, Inc., Class A * (f)	27	8,830

Federal Realty Investment Trust, REIT	16	1,805

FedEx Corp.	20	5,915

Ferguson plc	63	7,949

Fidelity National Information Services, Inc.	56	8,516

First Republic Bank	21	3,807

Fiserv, Inc. * (f)	65	7,808

Five9, Inc. *	13	2,491

FleetCor Technologies, Inc. *	21	6,162

FMC Corp.	45	5,309

Fortune Brands Home & Security, Inc.	56	5,837

Freeport-McMoRan, Inc.	351	13,253

Gap, Inc. (The)	55	1,806

Garmin Ltd.	32	4,367

Generac Holdings, Inc. *	17	5,633

General Dynamics Corp.	12	2,221

General Motors Co. *	90	5,127

Global Payments, Inc.	28	6,015

Goldman Sachs Group, Inc. (The)	8	2,788

Goodman Networks, Inc. * ‡	2	—

Graphic Packaging Holding Co.	124	2,306

Hartford Financial Services Group, Inc. (The)	47	3,116

HCA Healthcare, Inc.	7	1,499

Hershey Co. (The)	16	2,593

Home Depot, Inc. (The)	24	7,628

Honeywell International, Inc.	28	6,325

Horizon Therapeutics plc *	34	3,188

Host Hotels & Resorts, Inc., REIT *	146	2,657

HubSpot, Inc. *	6	3,347

iHeartMedia, Inc., Class A *	5	90

IHS Markit Ltd.	30	3,215

Ingersoll Rand, Inc. *	193	9,536

Insulet Corp. *	7	1,926

Intel Corp.	15	886

International Business Machines Corp.	10	1,352

Intuit, Inc.	14	5,749

Intuitive Surgical, Inc. *	5	4,754

Invesco Ltd.	41	1,099

ITT, Inc.	22	2,113

James Hardie Industries plc, CHDI	6	185

Jazz Pharmaceuticals plc *	16	2,687

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	23

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

United States — continued

Johnson & Johnson	26		4,227

Keurig Dr Pepper, Inc.	47		1,676

Keysight Technologies, Inc. *	29		4,152

Kimco Realty Corp., REIT	116		2,440

Kinder Morgan, Inc.	158		2,697

Kohl’s Corp.	52		3,047

Kraft Heinz Co. (The)	45		1,868

Lam Research Corp.	11		7,032

Lamar Advertising Co., Class A, REIT	5		508

Lamb Weston Holdings, Inc.	68		5,506

Las Vegas Sands Corp. *	137		8,401

Leidos Holdings, Inc.	12		1,240

Liberty Media Corp.-Liberty SiriusXM, Class A *	66		2,982

Liberty Media Corp.-Liberty SiriusXM, Class C *	108		4,875

Loews Corp. (f)	94		5,229

Lowe’s Cos., Inc.	46		8,989

Lyft, Inc., Class A *	235		13,082

M&T Bank Corp.	26		4,133

Marathon Petroleum Corp.	39		2,195

Marsh & McLennan Cos., Inc.	13		1,821

Martin Marietta Materials, Inc.	9		3,056

Mastercard, Inc., Class A	92		35,022

Match Group, Inc. *	55		8,554

McDonald’s Corp.	11		2,597

McKesson Corp.	24		4,411

Medtronic plc	20		2,565

Merck & Co., Inc.	22		1,607

Mettler-Toledo International, Inc. *	3		3,584

Microchip Technology, Inc.	21		3,127

Microsoft Corp. (f)	240		60,442

Mid-America Apartment Communities, Inc., REIT	18		2,802

Middleby Corp. (The) *	6		1,065

Mohawk Industries, Inc. *	13		2,572

MongoDB, Inc. *	8		2,488

Moran Foods Backstop Equity * ‡	24		140

Morgan Stanley	99		8,152

Motorola Solutions, Inc.	10		1,804

Murphy USA, Inc.	17		2,433

MYT Holding Co. * ‡	23		124

National Vision Holdings, Inc. *	32		1,623

Neiman Marcus Group Restricted Equity *	—	(c)	9

Netflix, Inc. *	12		5,919

Newell Brands, Inc.	81		2,174

Nexstar Media Group, Inc., Class A	13		1,911

NextEra Energy, Inc.	180		13,972

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

NIKE, Inc., Class B	50		6,621

NMG, Inc. *	1		84

Norfolk Southern Corp.	66		18,365

Northern Trust Corp.	22		2,504

Northrop Grumman Corp.	6		2,274

Norwegian Cruise Line Holdings Ltd. * (b)	3		103

NVIDIA Corp. (f)	16		9,831

Oasis Petroleum, Inc.	12		958

Old Dominion Freight Line, Inc.	15		3,787

ON Semiconductor Corp. *	93		3,615

Open Lending Corp., Class A *	44		1,705

O’Reilly Automotive, Inc. *	22		12,324

Otis Worldwide Corp.	9		667

Owens Corning	57		5,508

Packaging Corp. of America	17		2,523

Parker-Hannifin Corp.	10		3,044

Paylocity Holding Corp. *	7		1,444

PayPal Holdings, Inc. *	35		9,216

Penn Virginia Corp. *	—	(c)	3

People’s United Financial, Inc.	68		1,235

Pfizer, Inc.	68		2,642

PG&E Corp. *	175		1,984

Philip Morris International, Inc.	20		1,920

Phillips 66	74		5,964

Pinterest, Inc., Class A *	24		1,576

Pioneer Natural Resources Co.	64		9,831

PNC Financial Services Group, Inc. (The)	22		4,077

Post Holdings, Inc. *	26		2,994

Procter & Gamble Co. (The)	22		2,907

Progressive Corp. (The)	47		4,768

Prologis, Inc., REIT	67		7,811

Prudential Financial, Inc.	40		3,984

Public Storage, REIT	11		3,145

QIAGEN NV *	3		144

QUALCOMM, Inc. (f)	54		7,505

Quanta Services, Inc.	30		2,946

Ralph Lauren Corp. *	15		1,988

Rayonier, Inc., REIT	70		2,539

Raytheon Technologies Corp.	98		8,179

Regeneron Pharmaceuticals, Inc. *	28		13,439

RingCentral, Inc., Class A *	—	(c)	9

Roku, Inc. *	8		2,875

Royal Caribbean Cruises Ltd. *	85		7,396

Royalty Pharma plc, Class A (b)	63		2,775

S&P Global, Inc.	8		3,224

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

United States — continued

Sabre Corp. * (b)	159	2,383

Seagate Technology plc	76	7,081

ServiceNow, Inc. *	7	3,545

Signature Bank	10	2,501

Snap, Inc., Class A *	48	2,967

Snowflake, Inc., Class A *	6	1,406

SolarEdge Technologies, Inc. *	17	4,393

Spirit Airlines, Inc. * (b)	114	4,091

Stanley Black & Decker, Inc.	72	14,844

State Street Corp.	174	14,642

Stellantis NV	124	2,059

Stellantis NV	26	435

Sun Communities, Inc., REIT	26	4,322

SYNNEX Corp.	9	1,042

Synopsys, Inc. *	13	3,315

Sysco Corp.	23	1,925

T. Rowe Price Group, Inc.	12	2,164

Tapestry, Inc. *	23	1,083

Tenaris SA	6	65

Teradyne, Inc.	23	2,817

Tesla, Inc. *	27	19,256

Texas Instruments, Inc. (f)	15	2,734

Thermo Fisher Scientific, Inc.	21	10,060

Thor Industries, Inc. (b)	20	2,809

T-Mobile US, Inc. *	65	8,623

Tractor Supply Co.	24	4,572

Trade Desk, Inc. (The), Class A *	4	3,066

Trane Technologies plc	116	20,180

Travelers Cos., Inc. (The)	33	5,079

Truist Financial Corp.	186	11,011

Twilio, Inc., Class A *	6	2,168

Uber Technologies, Inc. *	124	6,817

UiPath, Inc., Class A * (b)	18	1,262

United Airlines Holdings, Inc. * (b)	89	4,864

UnitedHealth Group, Inc. (f)	77	30,900

US Bancorp	53	3,131

US Foods Holding Corp. *	225	9,333

Ventas, Inc., REIT	50	2,751

Verizon Communications, Inc. (f)	87	5,032

Vertex Pharmaceuticals, Inc. *	31	6,675

Viatris, Inc. *	83	1,110

Visa, Inc., Class A (f)	3	651

Vistra Corp.	17	289

Walt Disney Co. (The) *	17	3,196

Wells Fargo & Co. (f)	759	34,184

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Welltower, Inc., REIT	11	792

WestRock Co.	104	5,818

WEX, Inc. *	8	1,560

Weyerhaeuser Co., REIT	57	2,196

Whiting Petroleum Corp. *	9	370

Williams Cos., Inc. (The)	84	2,038

Workday, Inc., Class A *	18	4,510

Xcel Energy, Inc.	54	3,824

Yum! Brands, Inc.	86	10,254

Zebra Technologies Corp., Class A *	9	4,340

Zillow Group, Inc., Class C *	21	2,710

Zimmer Biomet Holdings, Inc.	76	13,552

Zscaler, Inc. *	53	10,020

		1,632,211

Total Common Stocks (Cost $2,312,660)		3,133,985

	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 15.3%

Australia — 0.1%

FMG Resources August 2006 Pty. Ltd.

5.13%, 5/15/2024 (b) (e)	140	153

4.50%, 9/15/2027 (e)	170	185

4.38%, 4/1/2031 (e)	4,494	4,668

Macquarie Bank Ltd. 2.10%, 10/17/2022 (e)	750	769

		5,775

Brazil — 0.0% (a)

Vale Overseas Ltd.

6.88%, 11/21/2036	301	409

6.88%, 11/10/2039	526	724

Vale SA 5.63%, 9/11/2042	511	635

		1,768

Canada — 0.5%

1011778 BC ULC 4.25%, 5/15/2024 (e)	352	356

Bank of Nova Scotia (The)

2.00%, 11/15/2022	750	770

1.95%, 2/1/2023	370	380

Bombardier, Inc.

6.00%, 10/15/2022 (e)	311	311

7.50%, 3/15/2025 (e)	58	58

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	25

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

Canada — continued

Canadian Imperial Bank of Commerce

(SOFR + 0.80%), 0.81%, 3/17/2023 (g)		760	767

(SOFR + 0.40%), 0.41%, 12/14/2023 (g)		300	300

Cenovus Energy, Inc.

5.25%, 6/15/2037		704	783

6.75%, 11/15/2039		388	491

5.40%, 6/15/2047 (b)		700	796

Emera US Finance LP 4.75%, 6/15/2046		500	572

GFL Environmental, Inc. 3.75%, 8/1/2025 (e)		515	524

MEG Energy Corp. 6.50%, 1/15/2025 (e)		425	439

Methanex Corp.

5.25%, 12/15/2029 (b)		4,144	4,377

5.65%, 12/1/2044		3,092	3,147

National Bank of Canada (SOFR + 0.30%), 0.31%, 5/16/2023 (g)		540	539

NOVA Chemicals Corp.

4.88%, 6/1/2024 (e)		155	163

5.00%, 5/1/2025 (e)		563	598

5.25%, 6/1/2027 (e)		206	219

Ontario Teachers’ Finance Trust 1.10%, 10/19/2027 (e)	CAD	773	606

Open Text Holdings, Inc. 4.13%, 2/15/2030 (e)		692	700

Royal Bank of Canada 2.80%, 4/29/2022		765	784

Stars Group Holdings BV 7.00%, 7/15/2026 (e)		345	361

Suncor Energy Ventures Corp. 6.00%, 4/1/2042 (e)		650	723

Teck Resources Ltd.

6.13%, 10/1/2035		154	191

6.00%, 8/15/2040		350	429

6.25%, 7/15/2041		343	435

5.20%, 3/1/2042		380	432

5.40%, 2/1/2043		350	414

Toronto-Dominion Bank (The)

1.90%, 12/1/2022 (b)		466	478

0.25%, 1/6/2023		770	770

TransAlta Corp. 6.50%, 3/15/2040 (b)		835	956

Videotron Ltd. 5.13%, 4/15/2027 (e)		1,085	1,146

			24,015

Chile — 0.0% (a)

Celulosa Arauco y Constitucion SA

5.50%, 11/2/2047		355	416

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

China — 0.1%

China Development Bank

0.38%, 11/16/2021 (d)	EUR	1,270	1,529

2.63%, 1/24/2022 (d)		3,000	3,047

			4,576

Finland — 0.1%

Nokia OYJ

4.38%, 6/12/2027 (b)		372	406

6.63%, 5/15/2039 (b)		3,793	4,861

Nordea Bank Abp

(ICE LIBOR USD 3 Month + 0.94%), 1.13%, 8/30/2023 (e) (g)		326	330

			5,597

France — 0.4%

Altice France SA 7.38%, 5/1/2026 (e)		1,899	1,969

Banque Federative du Credit Mutuel SA

(ICE LIBOR USD 3 Month + 0.96%), 1.15%, 7/20/2023 (e) (g)		402	408

BNP Paribas SA

2.95%, 5/23/2022 (e)		704	723

3.50%, 3/1/2023 (e)		401	423

BPCE SA

3.00%, 5/22/2022 (e)		740	760

2.75%, 1/11/2023 (e)		250	260

Credit Agricole SA (ICE LIBOR USD 3 Month + 1.02%), 1.20%, 4/24/2023 (e) (g)		471	478

Dexia Credit Local SA

0.75%, 1/25/2023 (d)	EUR	3,500	4,299

1.63%, 12/8/2023 (d)	GBP	2,800	3,992

1.25%, 11/26/2024 (d)	EUR	2,100	2,666

Societe Generale SA 3.88%, 3/28/2024 (e)		360	389

			16,367

Germany — 0.1%

BMW US Capital LLC 3.80%, 4/6/2023 (e)		174	185

Daimler Finance North America LLC 2.55%, 8/15/2022 (e)		560	575

Kreditanstalt fuer Wiederaufbau 0.00%, 12/15/2022	EUR	3,000	3,644

Siemens Financieringsmaatschappij NV (SOFR + 0.43%), 0.44%, 3/11/2024 (e) (g)		380	382

Vertical US Newco, Inc. 5.25%, 7/15/2027 (e)		200	210

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

Germany — continued

Volkswagen Group of America Finance LLC 2.70%, 9/26/2022 (e)		559	576

			5,572

Italy — 0.3%

Telecom Italia Capital SA

6.38%, 11/15/2033		2,734	3,212

6.00%, 9/30/2034		1,996	2,247

7.20%, 7/18/2036		3,794	4,701

7.72%, 6/4/2038		3,549	4,649

			14,809

Japan — 0.1%

Daiwa Securities Group, Inc. 3.13%, 4/19/2022 (e)		343	352

Development Bank of Japan, Inc. 3.13%, 9/6/2023 (e)		1,850	1,965

Mitsubishi UFJ Financial Group, Inc. 3.46%, 3/2/2023		730	769

Mizuho Financial Group, Inc.

(ICE LIBOR USD 3 Month + 0.88%), 1.06%, 9/11/2022 (g)		559	564

2.60%, 9/11/2022		200	206

Sumitomo Mitsui Financial Group, Inc. 3.10%, 1/17/2023		733	767

			4,623

Luxembourg — 0.1%

Altice Financing SA 5.00%, 1/15/2028 (e)		690	680

Altice France Holding SA 10.50%, 5/15/2027 (e)		448	505

ArcelorMittal SA

7.25%, 10/15/2039 (h)		686	967

7.00%, 3/1/2041 (b) (h)		707	982

Intelsat Jackson Holdings SA

5.50%, 8/1/2023 (i)		478	293

8.00%, 2/15/2024 (e) (h) (i)		441	456

8.50%, 10/15/2024 (e) (i)		420	260

			4,143

Macau — 0.0% (a)

Sands China Ltd. 4.38%, 6/18/2030 (b)		830	882

Wynn Macau Ltd. 4.88%, 10/1/2024 (e)		555	563

			1,445

Netherlands — 0.1%

BNG Bank NV 4.75%, 3/6/2023 (d)	AUD	602	501

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Netherlands — continued

Cooperatieve Rabobank UA

3.95%, 11/9/2022		360	378

2.75%, 1/10/2023 (b)		736	767

NXP BV

4.30%, 6/18/2029 (e)		958	1,086

3.40%, 5/1/2030 (e)		578	618

Trivium Packaging Finance BV 5.50%, 8/15/2026 (e) (h)		329	344

			3,694

Saudi Arabia — 0.0% (a)

Saudi Arabian Oil Co. 1.25%, 11/24/2023 (e)		400	403

Singapore — 0.2%

Temasek Financial I Ltd.

0.50%, 3/1/2022 (d)	EUR	2,000	2,417

3.63%, 8/1/2028 (e)		6,158	6,879

			9,296

South Korea — 0.2%

Korea Development Bank (The)

3.00%, 3/19/2022		1,087	1,111

1.75%, 12/15/2022 (d)	GBP	2,450	3,445

2.13%, 10/1/2024		1,826	1,918

Korea Southern Power Co. Ltd. 0.75%, 1/27/2026 (e)		2,155	2,096

			8,570

Spain — 0.1%

Telefonica Emisiones SA

4.67%, 3/6/2038 (b)		540	615

5.21%, 3/8/2047		659	781

5.52%, 3/1/2049		2,707	3,365

			4,761

Switzerland — 0.0% (a)

Roche Holdings, Inc. (SOFR + 0.24%), 0.25%, 3/5/2024 (e) (g)		250	250

United Kingdom — 0.3%

AstraZeneca plc

(ICE LIBOR USD 3 Month + 0.62%), 0.80%, 6/10/2022 (g)		354	356

2.38%, 6/12/2022		215	219

Barclays plc (ICE LIBOR USD 3 Month + 1.40%), 4.61%, 2/15/2023 (g)		370	382

BAT Capital Corp. (ICE LIBOR USD 3 Month + 0.88%), 1.07%, 8/15/2022 (g)		382	385

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	27

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United Kingdom — continued

Coca-Cola European Partners plc 0.50%, 5/5/2023 (e)	200	200

INEOS Quattro Finance 2 plc 3.38%, 1/15/2026 (e)	400	399

Lloyds Banking Group plc (ICE LIBOR USD 3 Month + 1.25%), 2.86%, 3/17/2023 (g)	400	408

Marks & Spencer plc 7.13%, 12/1/2037 (b) (e)	2,475	2,861

Nationwide Building Society (ICE LIBOR USD 3 Month + 1.18%), 3.62%, 4/26/2023 (e) (g)	570	587

NatWest Markets plc 3.63%, 9/29/2022 (e)	370	386

Rolls-Royce plc 5.75%, 10/15/2027 (e)	3,961	4,248

Santander UK plc 2.10%, 1/13/2023 (b)	370	381

Standard Chartered plc (ICE LIBOR USD 3 Month + 1.20%), 2.74%, 9/10/2022 (e) (g)	763	769

Virgin Media Secured Finance plc

5.50%, 5/15/2029 (e)	900	962

4.50%, 8/15/2030 (e)	846	850

		13,393

United States — 12.6%

AbbVie, Inc. 2.30%, 11/21/2022	371	382

Acadia Healthcare Co., Inc. 5.00%, 4/15/2029 (e)	190	196

ACCO Brands Corp. 4.25%, 3/15/2029 (e)	923	908

Adient US LLC

9.00%, 4/15/2025 (e)	280	310

7.00%, 5/15/2026 (e)	6	7

ADT Security Corp. (The) 4.88%, 7/15/2032 (e)	190	199

Advance Auto Parts, Inc. 3.90%, 4/15/2030	550	601

AECOM 5.13%, 3/15/2027	583	649

AEP Texas, Inc. 2.40%, 10/1/2022	140	144

Albemarle Corp. 5.45%, 12/1/2044	358	427

Albertsons Cos., Inc.

3.25%, 3/15/2026 (e)	238	238

4.63%, 1/15/2027 (e)	670	697

5.88%, 2/15/2028 (e)	126	134

3.50%, 3/15/2029 (e)	261	251

4.88%, 2/15/2030 (e)	475	494

Alcoa Nederland Holding BV

7.00%, 9/30/2026 (e)	465	489

6.13%, 5/15/2028 (e)	300	326

Allegion plc 3.50%, 10/1/2029	550	584

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Allied Universal Holdco LLC

6.63%, 7/15/2026 (e)	105	111

9.75%, 7/15/2027 (e)	110	121

Allison Transmission, Inc.

4.75%, 10/1/2027 (e)	203	212

5.88%, 6/1/2029 (e)	310	335

3.75%, 1/30/2031 (e)	232	224

Ally Financial, Inc. 5.75%, 11/20/2025	680	779

AMC Entertainment Holdings, Inc.

10.50%, 4/24/2026 (e)	116	122

12.00% (PIK), 6/15/2026 (e) (j)	331	269

American Airlines, Inc.

5.50%, 4/20/2026 (e)	320	336

5.75%, 4/20/2029 (e)	4,280	4,586

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025 (b)	394	408

6.25%, 3/15/2026 (b)	518	532

6.50%, 4/1/2027 (b)	217	229

American Express Co.

2.50%, 8/1/2022	300	308

2.65%, 12/2/2022	441	457

American Honda Finance Corp. (ICE LIBOR USD 3 Month + 0.37%), 0.57%, 5/10/2023 (g)	354	355

American Tower Corp.

REIT, 2.90%, 1/15/2030	459	474

REIT, 2.10%, 6/15/2030	503	483

REIT, 1.88%, 10/15/2030	280	265

REIT, 3.70%, 10/15/2049	350	362

REIT, 3.10%, 6/15/2050	600	560

REIT, 2.95%, 1/15/2051	450	409

AmeriGas Partners LP 5.50%, 5/20/2025	630	700

AmerisourceBergen Corp. 0.74%, 3/15/2023	577	579

Amgen, Inc. 2.70%, 5/1/2022	560	570

Antero Midstream Partners LP 5.38%, 9/15/2024	690	701

Antero Resources Corp. 5.63%, 6/1/2023	499	501

Anthem, Inc. 0.45%, 3/15/2023	385	386

Apache Corp. 4.63%, 11/15/2025	297	314

4.88%, 11/15/2027	344	363

Aramark Services, Inc.

5.00%, 4/1/2025 (e)	253	260

5.00%, 2/1/2028 (e)	130	136

Archrock Partners LP 6.88%, 4/1/2027 (e)	170	181

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Arconic Corp.

6.00%, 5/15/2025 (b) (e)	405	433

6.13%, 2/15/2028 (e)	500	531

Ardagh Packaging Finance plc

4.13%, 8/15/2026 (e)	890	915

5.25%, 8/15/2027 (e)	445	455

Ashland LLC 6.88%, 5/15/2043	840	1,056

AutoNation, Inc. 4.75%, 6/1/2030	1,885	2,198

Avantor Funding, Inc. 4.63%, 7/15/2028 (e)	572	599

Avis Budget Car Rental LLC

5.25%, 3/15/2025 (e)	152	154

5.75%, 7/15/2027 (b) (e)	587	622

Axalta Coating Systems LLC 4.75%, 6/15/2027 (e)	530	555

B&G Foods, Inc. 5.25%, 4/1/2025	270	278

Ball Corp. 2.88%, 8/15/2030	2,713	2,620

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.63%), 3.50%, 5/17/2022 (g)	327	327

(ICE LIBOR USD 3 Month + 0.93%), 2.82%, 7/21/2023 (g)	94	97

Bank of New York Mellon Corp. (The) (SOFR + 0.26%), 0.27%, 4/26/2024 (g)	390	390

Bausch Health Americas, Inc. 8.50%, 1/31/2027 (e)	1,060	1,181

Bausch Health Cos., Inc.

6.13%, 4/15/2025 (e)	452	462

9.00%, 12/15/2025 (e)	445	483

7.00%, 1/15/2028 (e)	107	116

5.00%, 1/30/2028 (e)	2,202	2,235

5.00%, 2/15/2029 (e)	292	293

7.25%, 5/30/2029 (e)	105	116

5.25%, 1/30/2030 (e)	207	208

5.25%, 2/15/2031 (e)	233	233

BBVA USA 2.88%, 6/29/2022	372	382

Becton Dickinson and Co.

2.82%, 5/20/2030	532	550

4.69%, 12/15/2044	322	387

4.67%, 6/6/2047	310	370

3.79%, 5/20/2050	350	372

Berry Global, Inc. 4.88%, 7/15/2026 (e)	533	564

Boeing Co. (The)

3.50%, 3/1/2039	471	460

6.88%, 3/15/2039	300	409

3.38%, 6/15/2046	15	14

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

3.90%, 5/1/2049 (b)	19	19

3.75%, 2/1/2050	58	56

5.81%, 5/1/2050	314	403

3.95%, 8/1/2059 (b)	1,500	1,455

5.93%, 5/1/2060	1,480	1,931

Boise Cascade Co. 4.88%, 7/1/2030 (e)	473	501

Boyd Gaming Corp.

6.38%, 4/1/2026	220	227

6.00%, 8/15/2026	132	137

Bristol-Myers Squibb Co. 2.60%, 5/16/2022	744	763

Broadcom, Inc.

3.50%, 2/15/2041 (e)	473	457

3.75%, 2/15/2051 (e)	4,393	4,243

Buckeye Partners LP

4.13%, 3/1/2025 (e)	774	793

5.85%, 11/15/2043	1,355	1,334

Builders FirstSource, Inc. 6.75%, 6/1/2027 (e)	126	135

Burlington Northern Santa Fe LLC 3.05%, 3/15/2022	101	103

BWX Technologies, Inc. 5.38%, 7/15/2026 (e)	140	144

Caesars Resort Collection LLC

5.75%, 7/1/2025 (e)	311	327

5.25%, 10/15/2025 (e)	115	116

Calpine Corp.

5.13%, 3/15/2028 (e)	760	772

3.75%, 3/1/2031 (e)	4,966	4,742

Capital One Bank USA NA 3.38%, 2/15/2023	370	388

Capital One Financial Corp. 3.20%, 1/30/2023	361	378

Cardinal Health, Inc. (ICE LIBOR USD 3 Month + 0.77%), 0.95%, 6/15/2022 (g)	383	385

Carnival Corp.

11.50%, 4/1/2023 (e)	310	356

10.50%, 2/1/2026 (b) (e)	140	165

Carrier Global Corp.

3.38%, 4/5/2040	761	768

3.58%, 4/5/2050	3,345	3,364

Caterpillar Financial Services Corp. (ICE LIBOR USD 3 Month + 0.59%), 0.77%, 6/6/2022 (g)	770	774

CCO Holdings LLC

5.50%, 5/1/2026 (e)	435	449

5.13%, 5/1/2027 (e)	1,915	2,004

5.00%, 2/1/2028 (e)	1,297	1,355

4.75%, 3/1/2030 (e)	1,497	1,563

4.25%, 2/1/2031 (e)	1,409	1,409

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	29

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

4.50%, 5/1/2032 (e)	2,532	2,557

CDK Global, Inc.

4.88%, 6/1/2027	165	174

5.25%, 5/15/2029 (e)	193	207

CDW LLC

4.25%, 4/1/2028	567	591

3.25%, 2/15/2029	399	396

Cedar Fair LP

5.50%, 5/1/2025 (e)	370	388

5.38%, 4/15/2027	206	212

Centene Corp.

5.38%, 6/1/2026 (e)	1,045	1,089

4.63%, 12/15/2029	1,680	1,819

3.00%, 10/15/2030	2,599	2,579

CenterPoint Energy, Inc. 2.50%, 9/1/2022	374	384

CF Industries, Inc.

5.15%, 3/15/2034	160	187

4.95%, 6/1/2043	4,072	4,744

5.38%, 3/15/2044	3,958	4,842

Charles Schwab Corp. (The) (SOFR + 0.50%), 0.51%, 3/18/2024 (g)	380	382

Charter Communications Operating LLC

6.48%, 10/23/2045	291	385

4.80%, 3/1/2050	1,339	1,474

3.70%, 4/1/2051	257	242

6.83%, 10/23/2055	281	400

3.85%, 4/1/2061	3,262	2,994

Chemours Co. (The) 7.00%, 5/15/2025	670	689

Cheniere Energy Partners LP

5.63%, 10/1/2026	613	639

4.00%, 3/1/2031 (e)	150	153

Cheniere Energy, Inc. 4.63%, 10/15/2028 (e)	214	223

Choice Hotels International, Inc.

3.70%, 12/1/2029 (b)	1,964	2,086

3.70%, 1/15/2031 (b)	580	614

Cincinnati Bell, Inc. 7.00%, 7/15/2024 (e)	420	434

Cinemark USA, Inc.

4.88%, 6/1/2023	475	474

8.75%, 5/1/2025 (e)	305	332

Citigroup, Inc. (SOFR + 0.87%), 2.31%, 11/4/2022 (b) (g)	760	767

Citizens Bank NA (ICE LIBOR USD 3 Month + 0.81%), 1.00%, 5/26/2022 (g)	573	577

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Clarios Global LP

6.75%, 5/15/2025 (e)	525	564

6.25%, 5/15/2026 (e)	200	212

Clear Channel Outdoor Holdings, Inc. 7.75%, 4/15/2028 (b) (e)	258	266

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024	250	261

5.13%, 8/15/2027 (e)	1,270	1,289

Cleveland-Cliffs, Inc. 4.63%, 3/1/2029 (e)	308	314

Clorox Co. (The) 3.05%, 9/15/2022	71	73

CommScope, Inc.

6.00%, 3/1/2026 (e)	1,110	1,169

8.25%, 3/1/2027 (e)	515	552

Community Health Systems, Inc.

8.00%, 3/15/2026 (e)	94	101

5.63%, 3/15/2027 (e)	216	229

6.00%, 1/15/2029 (e)	109	115

4.75%, 2/15/2031 (e)	815	809

Comstock Resources, Inc.

9.75%, 8/15/2026	1,259	1,369

6.75%, 3/1/2029 (e)	246	251

Conagra Brands, Inc.

8.25%, 9/15/2030	143	205

5.30%, 11/1/2038	304	377

5.40%, 11/1/2048	290	375

Constellation Brands, Inc.

3.15%, 8/1/2029	437	461

2.88%, 5/1/2030	413	427

4.50%, 5/9/2047 (b)	320	372

4.10%, 2/15/2048	330	365

5.25%, 11/15/2048	100	128

3.75%, 5/1/2050 (b)	350	370

Continental Resources, Inc.

4.38%, 1/15/2028 (b)	458	498

5.75%, 1/15/2031 (b) (e)	420	487

4.90%, 6/1/2044 (b)	4,478	4,698

Cox Communications, Inc. 3.25%, 12/15/2022 (e)	365	381

Crestwood Midstream Partners LP 5.75%, 4/1/2025 (b)	416	427

Crown Castle International Corp.

REIT, 2.25%, 1/15/2031 (b)	483	469

REIT, 2.90%, 4/1/2041	2,849	2,652

REIT, 5.20%, 2/15/2049 (b)	371	460

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

REIT, 4.00%, 11/15/2049 (b)	400	423

REIT, 4.15%, 7/1/2050	250	270

REIT, 3.25%, 1/15/2051	520	491

CSC Holdings LLC

5.50%, 4/15/2027 (e)	680	713

5.38%, 2/1/2028 (e)	400	421

5.75%, 1/15/2030 (e)	715	760

4.13%, 12/1/2030 (e)	849	845

3.38%, 2/15/2031 (e)	4,527	4,241

CVS Health Corp. 3.50%, 7/20/2022	370	382

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (e)	450	466

Dana, Inc. 5.38%, 11/15/2027	310	330

Darden Restaurants, Inc. 4.55%, 2/15/2048	600	655

DaVita, Inc. 4.63%, 6/1/2030 (e)	880	891

DCP Midstream Operating LP

5.38%, 7/15/2025	883	969

8.13%, 8/16/2030	350	455

6.45%, 11/3/2036 (b) (e)	406	458

5.60%, 4/1/2044	934	958

Dell International LLC

7.13%, 6/15/2024 (e)	110	113

8.10%, 7/15/2036 (e)	300	444

8.35%, 7/15/2046 (e)	300	470

Dell, Inc.

7.10%, 4/15/2028	320	404

6.50%, 4/15/2038	480	602

Delta Air Lines, Inc.

4.50%, 10/20/2025 (e)	262	281

4.38%, 4/19/2028	4,436	4,710

4.75%, 10/20/2028 (e)	365	401

3.75%, 10/28/2029	4,613	4,594

Devon Energy Corp.

4.75%, 5/15/2042 (b)	56	60

5.00%, 6/15/2045	929	1,039

Diamond Sports Group LLC 5.38%, 8/15/2026 (e)	417	304

Discovery Communications LLC

5.20%, 9/20/2047	1,205	1,413

5.30%, 5/15/2049	1,450	1,736

4.65%, 5/15/2050	340	377

4.00%, 9/15/2055 (e)	1,200	1,173

DISH DBS Corp.

5.88%, 11/15/2024	2,250	2,434

7.75%, 7/1/2026	994	1,146

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Diversified Healthcare Trust REIT, 4.38%, 3/1/2031	2,253	2,179

Dollar General Corp. 3.25%, 4/15/2023	367	384

Dominion Energy, Inc. 2.45%, 1/15/2023 (e)	370	382

DTE Energy Co. Series H, 0.55%, 11/1/2022 (b)	384	384

Duke Energy Carolinas LLC 3.05%, 3/15/2023	366	384

Eastman Chemical Co.

4.80%, 9/1/2042	122	146

4.65%, 10/15/2044	450	534

Eaton Corp. 2.75%, 11/2/2022	551	570

Edgewell Personal Care Co. 5.50%, 6/1/2028 (e)	510	542

Edison International

5.75%, 6/15/2027	450	527

4.13%, 3/15/2028 (b)	450	485

Elanco Animal Health, Inc. 5.90%, 8/28/2028 (h)	344	391

Embarq Corp. 8.00%, 6/1/2036	2,643	3,077

Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (e)	887	832

Enable Midstream Partners LP 5.00%, 5/15/2044 (b) (h)	102	102

Encompass Health Corp. 4.50%, 2/1/2028	685	710

Endo Dac

9.50%, 7/31/2027 (e)	103	109

6.00%, 6/30/2028 (e)	141	107

Energizer Holdings, Inc. 4.38%, 3/31/2029 (e)	295	293

Energy Transfer LP

5.35%, 5/15/2045	430	459

5.30%, 4/15/2047	576	613

5.40%, 10/1/2047	929	1,010

6.00%, 6/15/2048	160	185

6.25%, 4/15/2049	450	540

5.00%, 5/15/2050	677	713

EnerSys 4.38%, 12/15/2027 (e)	845	885

EnLink Midstream LLC 5.63%, 1/15/2028 (e)	2,086	2,156

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (g) (k) (l)	470	326

4.40%, 4/1/2024	210	215

EPR Properties

REIT, 4.75%, 12/15/2026 (b)	1,799	1,890

REIT, 4.95%, 4/15/2028	2,270	2,373

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	31

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

EQM Midstream Partners LP

6.00%, 7/1/2025 (e)	545	595

4.13%, 12/1/2026	320	323

4.50%, 1/15/2029 (e)	182	181

4.75%, 1/15/2031 (e)	182	180

6.50%, 7/15/2048	4,699	4,768

EQT Corp.

3.00%, 10/1/2022 (b)	325	331

7.63%, 2/1/2025 (h)	410	472

8.50%, 2/1/2030 (b) (h)	3,320	4,245

Equinix, Inc.

REIT, 3.20%, 11/18/2029	443	467

REIT, 2.15%, 7/15/2030	571	549

REIT, 3.00%, 7/15/2050	600	550

REIT, 2.95%, 9/15/2051	600	548

Equitable Holdings, Inc. 3.90%, 4/20/2023	362	385

ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (e)	145	148

REIT, 4.63%, 10/1/2027 (e)	306	324

Expedia Group, Inc.

3.80%, 2/15/2028	174	186

3.25%, 2/15/2030	650	660

Fifth Third Bancorp 2.60%, 6/15/2022	560	573

FirstEnergy Corp.

Series B, 4.40%, 7/15/2027 (h)	575	630

2.65%, 3/1/2030	477	466

Series B, 2.25%, 9/1/2030	374	352

Series C, 7.38%, 11/15/2031	96	130

Series C, 5.35%, 7/15/2047 (h)	1,830	2,123

Series C, 3.40%, 3/1/2050	5,301	4,890

FirstEnergy Transmission LLC

5.45%, 7/15/2044 (b) (e)	1,472	1,784

4.55%, 4/1/2049 (e)	4,427	4,936

Flowserve Corp. 3.50%, 10/1/2030 (b)	600	621

Fluor Corp. 4.25%, 9/15/2028 (b)	3,957	4,075

FMC Corp. 4.50%, 10/1/2049 (b)	1,800	2,096

Ford Motor Co.

8.50%, 4/21/2023	88	98

9.00%, 4/22/2025	478	584

9.63%, 4/22/2030	37	52

Ford Motor Credit Co. LLC

4.06%, 11/1/2024	850	895

5.13%, 6/16/2025	235	257

3.38%, 11/13/2025	377	386

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

4.39%, 1/8/2026	1,500	1,601

4.13%, 8/17/2027	380	397

4.00%, 11/13/2030	232	237

Freeport-McMoRan, Inc.

4.13%, 3/1/2028	166	175

4.38%, 8/1/2028	620	661

4.25%, 3/1/2030	828	890

4.63%, 8/1/2030	112	124

5.40%, 11/14/2034	3,594	4,322

5.45%, 3/15/2043	3,920	4,786

Frontier Communications Corp. 5.88%, 10/15/2027 (e)	372	395

Gap, Inc. (The)

8.38%, 5/15/2023 (b) (e)	290	330

8.88%, 5/15/2027 (e)	205	239

Gartner, Inc.

4.50%, 7/1/2028 (e)	270	284

3.75%, 10/1/2030 (e)	862	864

General Motors Co.

6.60%, 4/1/2036	320	427

5.15%, 4/1/2038 (b)	361	424

6.25%, 10/2/2043	320	421

5.20%, 4/1/2045	370	434

6.75%, 4/1/2046	325	448

5.40%, 4/1/2048	350	423

5.95%, 4/1/2049	67	86

Genesis Energy LP

6.25%, 5/15/2026	387	379

7.75%, 2/1/2028	229	231

Gilead Sciences, Inc. (ICE LIBOR USD 3 Month + 0.52%), 0.71%, 9/29/2023 (g)	579	580

Global Payments, Inc.

3.20%, 8/15/2029	502	529

2.90%, 5/15/2030	594	609

4.15%, 8/15/2049	500	556

GLP Capital LP

REIT, 4.00%, 1/15/2030	1,368	1,448

REIT, 4.00%, 1/15/2031	609	642

Goldman Sachs Group, Inc. (The) (ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (g)	753	762

Graphic Packaging International LLC 3.50%, 3/15/2028 (e)	400	398

Greif, Inc. 6.50%, 3/1/2027 (e)	214	226

Griffon Corp. 5.75%, 3/1/2028	505	539

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Group 1 Automotive, Inc. 4.00%, 8/15/2028 (e)	670	669

Hasbro, Inc.

3.90%, 11/19/2029 (b)	460	503

6.35%, 3/15/2040	320	422

5.10%, 5/15/2044	824	941

HAT Holdings I LLC REIT, 3.75%, 9/15/2030 (b) (e)	2,645	2,539

HCA, Inc.

5.63%, 9/1/2028	2,126	2,479

5.88%, 2/1/2029	1,290	1,522

3.50%, 9/1/2030	5,766	5,927

7.50%, 11/15/2095	2,000	2,738

Herc Holdings, Inc. 5.50%, 7/15/2027 (e)	645	682

Hess Corp. 5.80%, 4/1/2047	360	439

Hilton Domestic Operating Co., Inc.

3.75%, 5/1/2029 (e)	118	118

4.88%, 1/15/2030	551	587

4.00%, 5/1/2031 (e)	69	70

Hilton Worldwide Finance LLC 4.88%, 4/1/2027	262	272

Howmet Aerospace, Inc.

5.13%, 10/1/2024 (b)	298	327

5.90%, 2/1/2027	1,272	1,468

6.75%, 1/15/2028	769	922

5.95%, 2/1/2037	3,909	4,696

Hughes Satellite Systems Corp.

7.63%, 6/15/2021	55	55

5.25%, 8/1/2026	155	171

6.63%, 8/1/2026	185	204

Hyatt Hotels Corp. 5.75%, 4/23/2030	759	898

Hyundai Capital America 2.38%, 2/10/2023 (e)	560	575

Icahn Enterprises LP

6.38%, 12/15/2025	196	202

6.25%, 5/15/2026	491	518

5.25%, 5/15/2027	3,404	3,472

iHeartCommunications, Inc.

8.38%, 5/1/2027	143	154

5.25%, 8/15/2027 (e)	855	885

Intercontinental Exchange, Inc. (ICE LIBOR USD 3 Month + 0.65%), 0.83%, 6/15/2023 (g)	770	771

International Game Technology plc 6.50%, 2/15/2025 (e)	300	332

IQVIA, Inc. 5.00%, 5/15/2027 (e)	647	677

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Iron Mountain, Inc.

REIT, 4.88%, 9/15/2027 (e)	230	239

REIT, 5.25%, 3/15/2028 (e)	133	140

REIT, 4.88%, 9/15/2029 (e)	131	133

REIT, 5.25%, 7/15/2030 (e)	4,087	4,245

REIT, 4.50%, 2/15/2031 (e)	5,089	5,075

REIT, 5.63%, 7/15/2032 (e)	4,497	4,742

Jabil, Inc.

3.60%, 1/15/2030	822	887

3.00%, 1/15/2031	450	458

Jackson National Life Global Funding 2.50%, 6/27/2022 (e)	750	768

JBS USA LUX SA 6.75%, 2/15/2028 (e)	620	680

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (e)	565	581

Kennedy-Wilson, Inc. 4.75%, 3/1/2029	295	305

Kohl’s Corp. 5.55%, 7/17/2045 (b)	429	512

Kraft Heinz Foods Co.

4.63%, 1/30/2029	1,270	1,431

4.63%, 10/1/2039	603	674

6.50%, 2/9/2040	480	634

5.00%, 6/4/2042	857	990

5.20%, 7/15/2045	738	873

4.38%, 6/1/2046	1,899	2,035

4.88%, 10/1/2049	4,194	4,812

5.50%, 6/1/2050	3,845	4,777

L Brands, Inc.

7.50%, 6/15/2029	500	580

6.88%, 11/1/2035	4,128	5,005

6.75%, 7/1/2036	3,913	4,713

LABL Escrow Issuer LLC

6.75%, 7/15/2026 (e)	735	792

10.50%, 7/15/2027 (e)	195	215

Lamar Media Corp. 4.00%, 2/15/2030	530	535

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (e)	409	424

Las Vegas Sands Corp. 3.90%, 8/8/2029	550	574

Leidos, Inc. 4.38%, 5/15/2030 (e)	520	580

Level 3 Financing, Inc.

5.25%, 3/15/2026	587	605

4.63%, 9/15/2027 (e)	1,240	1,278

3.63%, 1/15/2029 (e)	259	251

Live Nation Entertainment, Inc.

5.63%, 3/15/2026 (e)	113	117

6.50%, 5/15/2027 (e)	855	945

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	33

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Lumen Technologies, Inc.

Series Y, 7.50%, 4/1/2024	135	151

5.63%, 4/1/2025	310	334

Series G, 6.88%, 1/15/2028	1,388	1,562

Series P, 7.60%, 9/15/2039	4,187	4,803

Series U, 7.65%, 3/15/2042	3,819	4,354

Macy’s, Inc. 8.38%, 6/15/2025 (e)	525	579

Manufacturers & Traders Trust Co. (ICE LIBOR USD 3 Month + 0.61%), 0.80%, 5/18/2022 (g)	770	775

Marathon Oil Corp. 5.20%, 6/1/2045	1,708	1,907

Marriott International, Inc.

4.63%, 6/15/2030	206	231

Series GG, 3.50%, 10/15/2032	600	627

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	757	791

Masco Corp.

2.00%, 10/1/2030	600	578

4.50%, 5/15/2047 (b)	333	389

MassMutual Global Funding II (SOFR + 0.36%), 0.37%, 4/12/2024 (e) (g)	390	391

Mattel, Inc. 3.15%, 3/15/2023	108	111

3.38%, 4/1/2026 (e)	572	592

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (e)	1,021	1,025

7.25%, 4/15/2025 (e)	390	379

MDC Holdings, Inc.

3.85%, 1/15/2030	2,328	2,491

6.00%, 1/15/2043	3,311	4,286

Meredith Corp. 6.88%, 2/1/2026 (b)	736	755

Metropolitan Life Global Funding I

2.40%, 6/17/2022 (e)	747	765

(SOFR + 0.32%), 0.33%, 1/7/2024 (e) (g)	550	551

MGM Growth Properties Operating Partnership LP

REIT, 5.75%, 2/1/2027	1,358	1,514

REIT, 4.50%, 1/15/2028	350	365

MGM Resorts International

6.75%, 5/1/2025	310	333

5.75%, 6/15/2025	209	230

4.63%, 9/1/2026	164	173

5.50%, 4/15/2027	3,609	3,938

Micron Technology, Inc.

5.33%, 2/6/2029	520	620

4.66%, 2/15/2030 (b)	520	599

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Molson Coors Beverage Co. 4.20%, 7/15/2046 (b)	350	372

Molson Coors Brewing Co. 5.00%, 5/1/2042 (b)	1,986	2,339

Mondelez International Holdings Netherlands BV 2.13%, 9/19/2022 (e)	375	384

Morgan Stanley

3.13%, 1/23/2023	447	468

(SOFR + 0.62%), 0.73%, 4/5/2024 (g)	228	229

Motorola Solutions, Inc.

4.60%, 5/23/2029	1,000	1,149

2.30%, 11/15/2030	400	387

5.50%, 9/1/2044 (b)	343	425

MPT Operating Partnership LP REIT, 5.00%, 10/15/2027	495	521

MSCI, Inc.

5.38%, 5/15/2027 (e)	279	298

4.00%, 11/15/2029 (e)	375	392

3.88%, 2/15/2031 (e)	379	389

Murphy Oil Corp. 6.37%, 12/1/2042 (h)	1,083	1,015

Mylan, Inc. 5.20%, 4/15/2048	2,149	2,496

Nabors Industries Ltd. 7.25%, 1/15/2026 (e)	145	128

Nationstar Mortgage Holdings, Inc. 5.50%, 8/15/2028 (e)	290	293

Navient Corp.

6.50%, 6/15/2022	345	361

6.13%, 3/25/2024	280	296

4.88%, 3/15/2028	41	40

NCR Corp.

5.75%, 9/1/2027 (e)	770	813

5.00%, 10/1/2028 (e)	93	96

5.13%, 4/15/2029 (e)	178	183

6.13%, 9/1/2029 (e)	225	245

Netflix, Inc.

4.88%, 4/15/2028	349	402

5.88%, 11/15/2028	329	400

6.38%, 5/15/2029	690	866

5.38%, 11/15/2029 (e)	2,383	2,830

4.88%, 6/15/2030 (e)	3,886	4,508

New Albertsons LP 7.45%, 8/1/2029	25	29

8.00%, 5/1/2031	260	319

New York Life Global Funding (SOFR + 0.31%), 0.32%, 4/26/2024 (e) (g)	400	400

Newell Brands, Inc.

4.70%, 4/1/2026 (h)	855	953

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

5.87%, 4/1/2036 (h)	2,373	2,948

6.00%, 4/1/2046 (h)	3,796	4,851

Nexstar Broadcasting, Inc. 5.63%, 7/15/2027 (e)	754	796

NextEra Energy Capital Holdings, Inc. 0.65%, 3/1/2023	577	579

NextEra Energy Operating Partners LP 4.50%, 9/15/2027 (e)	371	401

NGL Energy Operating LLC 7.50%, 2/1/2026 (e)	127	133

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (e)	110	113

Nielsen Finance LLC 5.63%, 10/1/2028 (e)	205	219

Nordstrom, Inc.

6.95%, 3/15/2028	1,095	1,268

4.38%, 4/1/2030 (b)	4,403	4,516

5.00%, 1/15/2044	4,648	4,538

Novelis Corp.

5.88%, 9/30/2026 (e)	289	301

4.75%, 1/30/2030 (e)	290	302

NRG Energy, Inc.

6.63%, 1/15/2027	782	815

3.63%, 2/15/2031 (e)	117	115

NuStar Logistics LP

5.75%, 10/1/2025	151	163

6.00%, 6/1/2026	116	126

6.38%, 10/1/2030	151	166

Occidental Petroleum Corp.

2.70%, 8/15/2022	703	707

8.00%, 7/15/2025 (b)	655	765

5.88%, 9/1/2025	177	193

8.50%, 7/15/2027	240	292

6.38%, 9/1/2028	177	198

8.88%, 7/15/2030	279	359

6.63%, 9/1/2030	177	202

Olin Corp. 5.13%, 9/15/2027	285	298

Omnicom Group, Inc. 3.63%, 5/1/2022	273	282

ON Semiconductor Corp. 3.88%, 9/1/2028 (e)	525	540

ONE Gas, Inc. 0.85%, 3/11/2023	770	771

OneMain Finance Corp.

7.13%, 3/15/2026	337	394

6.63%, 1/15/2028	2,612	2,971

5.38%, 11/15/2029	3,196	3,447

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

ONEOK, Inc.

4.95%, 7/13/2047	487	539

5.20%, 7/15/2048	660	755

4.45%, 9/1/2049	600	625

4.50%, 3/15/2050	650	678

7.15%, 1/15/2051	404	554

Oracle Corp.

2.50%, 5/15/2022	374	381

2.63%, 2/15/2023	370	384

Oshkosh Corp. 3.10%, 3/1/2030	580	601

Outfront Media Capital LLC

6.25%, 6/15/2025 (e)	78	83

5.00%, 8/15/2027 (e)	327	337

Owens Corning

4.30%, 7/15/2047	350	392

4.40%, 1/30/2048	264	298

Pacific Gas and Electric Co.

3.30%, 8/1/2040 (b)	315	280

4.20%, 6/1/2041	500	495

4.60%, 6/15/2043	392	394

4.75%, 2/15/2044	386	394

4.30%, 3/15/2045 (b)	400	384

4.25%, 3/15/2046	350	335

4.00%, 12/1/2046 (b)	910	833

3.95%, 12/1/2047	911	836

4.95%, 7/1/2050	350	357

3.50%, 8/1/2050	430	373

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (e)	867	913

Parker-Hannifin Corp. 3.50%, 9/15/2022	216	225

PBF Holding Co. LLC

9.25%, 5/15/2025 (e)	191	200

6.00%, 2/15/2028	195	147

Penske Automotive Group, Inc. 5.50%, 5/15/2026	372	384

Penske Truck Leasing Co. LP 4.25%, 1/17/2023 (e)	122	129

Pentair Finance SARL 4.50%, 7/1/2029	550	637

Performance Food Group, Inc.

5.50%, 6/1/2024 (e)	265	265

5.50%, 10/15/2027 (e)	473	499

Perrigo Finance Unlimited Co. 4.90%, 12/15/2044 (b)	2,476	2,503

PetSmart, Inc. 4.75%, 2/15/2028 (e)	785	810

PG&E Corp. 5.00%, 7/1/2028	540	566

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	35

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Phillips 66 Partners LP

4.68%, 2/15/2045	451	490

4.90%, 10/1/2046	370	416

Plains All American Pipeline LP

4.30%, 1/31/2043	555	515

4.70%, 6/15/2044 (b)	1,347	1,306

4.90%, 2/15/2045	2,442	2,433

Plantronics, Inc. 5.50%, 5/31/2023 (e)	166	166

Post Holdings, Inc.

5.63%, 1/15/2028 (e)	540	569

5.50%, 12/15/2029 (e)	455	490

Prestige Brands, Inc. 5.13%, 1/15/2028 (e)	270	283

Prime Security Services Borrower LLC 5.75%, 4/15/2026 (e)	678	742

Protective Life Global Funding 2.62%, 8/22/2022 (e)	750	771

PulteGroup, Inc. 6.38%, 5/15/2033	677	875

Qorvo, Inc.

4.38%, 10/15/2029	369	401

3.38%, 4/1/2031 (e)	2,659	2,694

Quicken Loans LLC

5.25%, 1/15/2028 (e)	275	290

3.63%, 3/1/2029 (e)	101	99

3.88%, 3/1/2031 (e)	101	98

QVC, Inc.

4.75%, 2/15/2027 (b)	762	804

4.38%, 9/1/2028 (b)	3,804	3,894

5.45%, 8/15/2034 (b)	4,000	4,108

5.95%, 3/15/2043	2,770	2,756

Radian Group, Inc. 4.88%, 3/15/2027	2,500	2,650

Range Resources Corp. 9.25%, 2/1/2026	400	439

Raytheon Technologies Corp. 2.50%, 12/15/2022	123	127

Regeneron Pharmaceuticals, Inc.

1.75%, 9/15/2030	600	559

2.80%, 9/15/2050	1,700	1,479

Reliance Standard Life Global Funding II 2.63%, 7/22/2022 (e)	104	107

RHP Hotel Properties LP REIT, 4.75%, 10/15/2027	160	165

Rite Aid Corp.

7.50%, 7/1/2025 (e)	558	578

8.00%, 11/15/2026 (e)	563	585

Roper Technologies, Inc. 3.13%, 11/15/2022	367	380

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Royal Caribbean Cruises Ltd. 11.50%, 6/1/2025 (e)	722	836

Royalty Pharma plc

3.30%, 9/2/2040 (e)	305	295

3.55%, 9/2/2050 (b) (e)	3,526	3,338

RPM International, Inc. 4.25%, 1/15/2048	550	572

Ryder System, Inc. 2.50%, 9/1/2022	374	384

Sabre GLBL, Inc. 9.25%, 4/15/2025 (e)	240	287

SBA Communications Corp.

REIT, 3.88%, 2/15/2027	375	383

REIT, 3.13%, 2/1/2029 (e)	177	170

Scripps Escrow II, Inc. 3.88%, 1/15/2029 (e)	400	398

Seagate HDD Cayman

4.09%, 6/1/2029 (e)	50	51

4.13%, 1/15/2031 (e)	4,705	4,760

3.38%, 7/15/2031 (e)	3,345	3,221

5.75%, 12/1/2034	3,832	4,387

Sealed Air Corp.

4.00%, 12/1/2027 (e)	378	396

6.88%, 7/15/2033 (e)	492	614

Sempra Energy 2.88%, 10/1/2022	374	384

Sensata Technologies, Inc.

4.38%, 2/15/2030 (e)	2,770	2,896

3.75%, 2/15/2031 (e)	3,079	3,058

Service Corp. International

8.00%, 11/15/2021	60	62

4.63%, 12/15/2027	320	340

5.13%, 6/1/2029	420	454

Sinclair Television Group, Inc.

5.88%, 3/15/2026 (e)	64	66

4.13%, 12/1/2030 (e)	505	492

Sirius XM Radio, Inc.

4.63%, 7/15/2024 (e)	63	65

5.50%, 7/1/2029 (e)	900	972

4.13%, 7/1/2030 (e)	1,667	1,667

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (e)	478	481

5.50%, 4/15/2027 (e)	103	106

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (e)	605	654

Southern Natural Gas Co. LLC 0.63%, 4/28/2023 (e)	21	21

Southwestern Energy Co. 6.45%, 1/23/2025 (h)	560	605

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Spectrum Brands, Inc.

5.75%, 7/15/2025	30	31

5.00%, 10/1/2029 (e)	549	580

Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (e)	270	289

Sprint Capital Corp.

6.88%, 11/15/2028	313	395

8.75%, 3/15/2032	2,931	4,345

Sprint Corp.

7.63%, 2/15/2025	634	753

7.63%, 3/1/2026	2,405	2,949

SS&C Technologies, Inc. 5.50%, 9/30/2027 (e)	456	484

Standard Industries, Inc. 4.75%, 1/15/2028 (e)	1,045	1,078

Staples, Inc.

7.50%, 4/15/2026 (e)	970	1,004

10.75%, 4/15/2027 (e)	370	383

Station Casinos LLC 5.00%, 10/1/2025 (e)	44	45

4.50%, 2/15/2028 (e)	120	120

Steel Dynamics, Inc. 3.25%, 10/15/2050	434	415

Summit Materials LLC

5.13%, 6/1/2025 (e)	140	142

6.50%, 3/15/2027 (e)	25	26

Targa Resources Partners LP

5.88%, 4/15/2026	188	197

5.50%, 3/1/2030	490	530

4.88%, 2/1/2031 (e)	270	282

4.00%, 1/15/2032 (e)	141	138

Taylor Morrison Communities, Inc.

5.88%, 6/15/2027 (e)	175	199

5.75%, 1/15/2028 (e)	3,474	3,921

5.13%, 8/1/2030 (e)	1,513	1,666

TEGNA, Inc.

5.50%, 9/15/2024 (e)	51	52

5.00%, 9/15/2029	729	756

Teleflex, Inc. 4.63%, 11/15/2027	425	452

Tempur Sealy International, Inc. 5.50%, 6/15/2026	1,237	1,275

Tenet Healthcare Corp.

4.63%, 9/1/2024 (e)	830	855

7.50%, 4/1/2025 (e)	170	183

5.13%, 5/1/2025	465	471

6.25%, 2/1/2027 (e)	1,300	1,363

5.13%, 11/1/2027 (e)	599	628

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

TerraForm Power Operating LLC

5.00%, 1/31/2028 (e)	362	388

4.75%, 1/15/2030 (e)	374	390

Texas Competitive Electric Holdings Co. LLC 11.50%, 10/1/2020 ‡ (i)	1,000	1

Time Warner Cable LLC

6.55%, 5/1/2037 (b)	347	461

7.30%, 7/1/2038	335	475

6.75%, 6/15/2039	420	573

5.88%, 11/15/2040 (b)	450	563

5.50%, 9/1/2041 (b)	397	475

4.50%, 9/15/2042	106	115

T-Mobile USA, Inc.

2.25%, 2/15/2026	142	143

4.75%, 2/1/2028	2,107	2,252

3.88%, 4/15/2030 (e)	253	276

2.55%, 2/15/2031 (e)	470	462

4.38%, 4/15/2040 (e)	170	189

3.00%, 2/15/2041 (e)	290	271

4.50%, 4/15/2050 (e)	328	370

3.30%, 2/15/2051 (e)	400	373

3.60%, 11/15/2060 (e)	1,436	1,375

Topaz Solar Farms LLC 5.75%, 9/30/2039 (e)	2,291	2,652

Toyota Motor Credit Corp. 2.90%, 3/30/2023	550	578

TransDigm, Inc. 6.25%, 3/15/2026 (e)	924	978

Transocean Pontus Ltd. 6.13%, 8/1/2025 (e)	349	340

Travel + Leisure Co.

6.00%, 4/1/2027 (h)	777	868

4.63%, 3/1/2030 (e)	896	932

Tri Pointe Homes, Inc.

5.25%, 6/1/2027	367	394

5.70%, 6/15/2028	360	400

Truist Financial Corp. 3.05%, 6/20/2022	730	751

TWDC Enterprises 18 Corp. 2.35%, 12/1/2022	370	382

Twitter, Inc. 3.88%, 12/15/2027 (e)	380	400

Union Pacific Corp. 2.95%, 1/15/2023	553	575

United Rentals North America, Inc.

5.50%, 5/15/2027	360	384

4.88%, 1/15/2028	185	196

5.25%, 1/15/2030	887	970

4.00%, 7/15/2030 (b)	385	395

3.88%, 2/15/2031	3,405	3,426

United States Cellular Corp. 6.70%, 12/15/2033	2,332	2,915

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	37

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Uniti Group LP REIT, 7.88%, 2/15/2025 (e)	370	399

Universal Health Services, Inc. 2.65%, 10/15/2030 (e)	600	583

US Bancorp 2.95%, 7/15/2022	369	380

US Bank NA (ICE LIBOR USD 3 Month + 0.44%), 0.62%, 5/23/2022 (g)	770	773

Utah Acquisition Sub, Inc. 5.25%, 6/15/2046	262	306

Valmont Industries, Inc.

5.00%, 10/1/2044 (b)	361	413

5.25%, 10/1/2054	550	631

Valvoline, Inc. 4.25%, 2/15/2030 (e)	608	623

Viatris, Inc.

2.70%, 6/22/2030 (e)	400	395

3.85%, 6/22/2040 (e)	366	373

4.00%, 6/22/2050 (e)	371	369

VICI Properties LP

REIT, 4.25%, 12/1/2026 (e)	156	161

REIT, 4.63%, 12/1/2029 (e)	281	292

REIT, 4.13%, 8/15/2030 (e)	680	690

Vistra Operations Co. LLC

5.63%, 2/15/2027 (e)	340	353

5.00%, 7/31/2027 (e)	380	394

VMware, Inc.

4.70%, 5/15/2030 (b)	520	605

Vulcan Materials Co.

3.50%, 6/1/2030	429	467

4.50%, 6/15/2047 (b)	335	390

4.70%, 3/1/2048	326	391

Wells Fargo & Co. (ICE LIBOR USD 3 Month + 1.11%), 1.29%, 1/24/2023 (g)	787	793

WESCO Distribution, Inc.

7.13%, 6/15/2025 (e)	502	542

7.25%, 6/15/2028 (e)	422	469

Western Digital Corp. 4.75%, 2/15/2026	148	164

Western Midstream Operating LP

4.00%, 7/1/2022	265	271

4.35%, 2/1/2025 (h)	310	328

5.45%, 4/1/2044	3,760	3,954

5.30%, 3/1/2048	3,197	3,277

5.50%, 8/15/2048	3,633	3,705

6.50%, 2/1/2050 (h)	2,753	3,115

Williams Cos., Inc. (The)

5.40%, 3/4/2044	424	503

5.75%, 6/24/2044	398	494

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United States — continued

4.90%, 1/15/2045		442	496

5.10%, 9/15/2045		567	658

4.85%, 3/1/2048		550	624

WMG Acquisition Corp.

3.88%, 7/15/2030 (e)		1,024	1,037

3.00%, 2/15/2031 (e)		2,742	2,574

Wolverine Escrow LLC 9.00%, 11/15/2026 (e)		576	570

WPX Energy, Inc. 4.50%, 1/15/2030		538	580

Wynn Las Vegas LLC

4.25%, 5/30/2023 (e)		425	436

5.50%, 3/1/2025 (e)		428	457

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (e)		325	336

Xerox Holdings Corp. 5.50%, 8/15/2028 (e)		4,556	4,761

XPO Logistics, Inc.

6.75%, 8/15/2024 (e)		449	469

6.25%, 5/1/2025 (e)		370	397

Yum! Brands, Inc.

4.75%, 1/15/2030 (e)		295	316

3.63%, 3/15/2031		555	548

4.63%, 1/31/2032		201	210

Zayo Group Holdings, Inc.

4.00%, 3/1/2027 (e)		485	482

Zimmer Biomet Holdings, Inc.

5.75%, 11/30/2039 (b)		307	402

4.45%, 8/15/2045		400	455

Zoetis, Inc. 3.25%, 2/1/2023		367	382

			611,756

Venezuela, Bolivarian Republic of — 0.0% (a)

Petroleos de Venezuela SA

8.50%, 10/27/2020 (d) (i)		75	18

9.00%, 11/17/2021 (d) (i)		50	2

12.75%, 2/17/2022 (d) (i)		120	5

			25

Total Corporate Bonds (Cost $726,583)			741,254

Foreign Government Securities — 6.0%

Australia — 0.1%

Commonwealth of Australia

2.75%, 4/21/2024 (d)	AUD	885	735

3.25%, 4/21/2025 (d)	AUD	1,536	1,313

0.25%, 11/21/2025 (d)	AUD	1,100	834

2.75%, 11/21/2028 (d)	AUD	150	128

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued

Australia — continued

2.75%, 6/21/2035 (d)	AUD	1,936	1,620

2.75%, 5/21/2041 (d)	AUD	360	290

3.00%, 3/21/2047 (d)	AUD	209	173

1.75%, 6/21/2051 (d)	AUD	100	63

			5,156

Belgium — 0.1%

Kingdom of Belgium

0.80%, 6/22/2027 (d)	EUR	845	1,086

0.10%, 6/22/2030 (d)	EUR	1,187	1,441

1.00%, 6/22/2031 (d)	EUR	455	597

1.45%, 6/22/2037 (d)	EUR	610	841

1.90%, 6/22/2038 (d)	EUR	1,285	1,887

1.60%, 6/22/2047 (d)	EUR	267	376

1.70%, 6/22/2050 (d)	EUR	106	153

2.15%, 6/22/2066 (d)	EUR	327	543

			6,924

Canada — 0.1%

Canada Government Bond

2.25%, 3/1/2024	CAD	1,280	1,095

5.00%, 6/1/2037	CAD	293	343

4.00%, 6/1/2041	CAD	285	311

3.50%, 12/1/2045	CAD	274	286

2.75%, 12/1/2048	CAD	198	185

2.00%, 12/1/2051	CAD	704	563

2.75%, 12/1/2064	CAD	130	125

			2,908

China — 0.1%

Export-Import Bank of China (The) 0.75%, 5/28/2023 (d)	EUR	3,800	4,640

Denmark — 0.1%

Kingdom of Denmark

0.25%, 11/15/2022 (d)	DKK	1,704	279

1.75%, 11/15/2025	DKK	2,373	422

0.50%, 11/15/2027	DKK	3,009	510

0.50%, 11/15/2029 (d)	DKK	860	146

4.50%, 11/15/2039	DKK	2,847	809

0.25%, 11/15/2052 (d)	DKK	360	53

			2,219

France — 0.3%

French Republic

1.50%, 5/25/2031 (d)	EUR	764	1,048

1.25%, 5/25/2036 (d)	EUR	2,910	3,910

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

France — continued

1.75%, 6/25/2039 (d)	EUR	1,658	2,410

3.25%, 5/25/2045 (d)	EUR	619	1,156

2.00%, 5/25/2048 (d)	EUR	890	1,371

1.50%, 5/25/2050 (d)	EUR	914	1,269

0.75%, 5/25/2052 (d)	EUR	645	735

1.75%, 5/25/2066 (d)	EUR	726	1,094

			12,993

Germany — 0.1%

Bundesrepublik Deutschland

4.00%, 1/4/2037 (d)	EUR	1,210	2,361

2.50%, 7/4/2044 (d)	EUR	395	721

			3,082

Indonesia — 0.1%

Republic of Indonesia

2.88%, 7/8/2021 (d)	EUR	1,200	1,450

2.15%, 7/18/2024 (d)	EUR	1,120	1,426

			2,876

Italy — 1.1%

Buoni Poliennali del Tesoro

0.35%, 11/1/2021 (d)	EUR	5,900	7,123

1.00%, 7/15/2022 (d)	EUR	438	535

0.95%, 3/1/2023 (d)	EUR	2,161	2,658

0.60%, 6/15/2023 (d)	EUR	187	229

2.45%, 10/1/2023 (d)	EUR	1,738	2,225

0.65%, 10/15/2023 (d)	EUR	1,600	1,966

1.40%, 5/26/2025 (d)	EUR	3,117	4,002

1.85%, 7/1/2025 (d)	EUR	7,767	10,034

0.50%, 2/1/2026 (d)	EUR	2,429	2,970

0.85%, 1/15/2027 (d)	EUR	4,900	6,073

1.65%, 3/1/2032 (d)	EUR	3,221	4,146

2.25%, 9/1/2036 (d)	EUR	2,392	3,244

1.80%, 3/1/2041 (d)	EUR	626	777

4.75%, 9/1/2044 (d)	EUR	405	771

2.70%, 3/1/2047 (d)	EUR	690	982

3.45%, 3/1/2048 (d)	EUR	704	1,136

2.45%, 9/1/2050 (d)	EUR	370	501

2.80%, 3/1/2067 (d)	EUR	252	353

Italian Republic Government Bond 2.38%, 10/17/2024		5,381	5,604

			55,329

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	39

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued

Japan — 2.3%

Japan Finance Organization for Municipalities

0.88%, 9/22/2021 (d)	EUR	770	930

3.25%, 4/24/2023 (e)		1,890	1,995

Japan Government Bond

0.80%, 9/20/2022	JPY	568,150	5,264

0.10%, 12/20/2022	JPY	627,950	5,767

0.80%, 9/20/2023	JPY	1,154,500	10,798

0.10%, 6/20/2024	JPY	549,750	5,067

0.10%, 9/20/2024	JPY	702,250	6,474

0.50%, 9/20/2024	JPY	393,150	3,674

0.10%, 12/20/2024	JPY	360,400	3,325

0.10%, 6/20/2026	JPY	650,000	6,005

0.10%, 9/20/2027	JPY	161,500	1,492

0.10%, 12/20/2029	JPY	756,650	6,962

0.10%, 3/20/2030	JPY	161,100	1,482

0.10%, 6/20/2030	JPY	492,400	4,523

1.60%, 3/20/2032	JPY	480,200	5,086

1.50%, 6/20/2034	JPY	517,800	5,522

1.40%, 9/20/2034	JPY	416,700	4,399

0.70%, 3/20/2037	JPY	721,800	6,986

0.60%, 9/20/2037	JPY	929,750	8,856

0.30%, 12/20/2039	JPY	69,950	625

0.40%, 6/20/2040	JPY	341,200	3,092

1.50%, 3/20/2045	JPY	126,150	1,400

1.40%, 12/20/2045	JPY	151,750	1,657

0.80%, 12/20/2047	JPY	288,550	2,772

0.40%, 9/20/2049	JPY	42,550	366

0.40%, 12/20/2049	JPY	353,800	3,035

0.40%, 3/20/2050	JPY	389,000	3,334

0.90%, 3/20/2057	JPY	181,950	1,781

			112,669

Kuwait — 0.0% (a)

State of Kuwait 2.75%, 3/20/2022 (d)		700	714

Netherlands — 0.1%

Kingdom of Netherlands

0.25%, 7/15/2029 (d)	EUR	1,185	1,480

3.75%, 1/15/2042 (d)	EUR	917	1,880

0.00%, 1/15/2052 (d)	EUR	450	474

			3,834

Peru — 0.0% (a)

Republic of Peru 1.86%, 12/1/2032		487	443

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Philippines — 0.0% (a)

Republic of Philippines 0.25%, 4/28/2025	EUR	1,303	1,571

Qatar — 0.0% (a)

State of Qatar 3.88%, 4/23/2023 (e)		860	916

Romania — 0.0% (a)

Romania Government Bond

2.00%, 4/14/2033 (e)	EUR	1,470	1,743

Saudi Arabia — 0.1%

Kingdom of Saudi Arabia

2.38%, 10/26/2021 (d)		3,700	3,731

2.25%, 2/2/2033 (b) (e)		914	863

			4,594

South Korea — 0.2%

Export-Import Bank of Korea

4.38%, 9/15/2021		2,900	2,945

0.75%, 9/21/2025		4,217	4,146

Republic of Korea 0.00%, 9/16/2025	EUR	1,276	1,541

			8,632

Spain — 0.5%

Bonos and Obligaciones del Estado

0.45%, 10/31/2022	EUR	1,521	1,856

4.80%, 1/31/2024 (d)	EUR	1,660	2,285

0.00%, 1/31/2025	EUR	234	285

1.60%, 4/30/2025 (d)	EUR	4,010	5,192

1.50%, 4/30/2027 (d)	EUR	2,670	3,510

1.40%, 7/30/2028 (d)	EUR	102	134

1.45%, 4/30/2029 (d)	EUR	184	243

0.60%, 10/31/2029 (d)	EUR	650	802

0.50%, 4/30/2030 (d)	EUR	1,833	2,232

1.95%, 7/30/2030 (d)	EUR	959	1,318

1.25%, 10/31/2030 (d)	EUR	245	317

2.35%, 7/30/2033 (d)	EUR	2,363	3,401

4.70%, 7/30/2041 (d)	EUR	418	828

2.90%, 10/31/2046 (d)	EUR	700	1,130

2.70%, 10/31/2048 (d)	EUR	665	1,043

1.00%, 10/31/2050 (d)	EUR	226	243

3.45%, 7/30/2066 (d)	EUR	311	571

			25,390

Sweden — 0.1%

Kingdom of Sweden

1.50%, 11/13/2023 (d)	SEK	4,690	579

0.75%, 5/12/2028	SEK	1,985	244

0.75%, 11/12/2029 (d)	SEK	1,595	195

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued

Sweden — continued

3.50%, 3/30/2039	SEK	1,370	236

0.50%, 11/24/2045	SEK	470	51

Svensk Exportkredit AB 2.88%, 3/14/2023		3,300	3,458

			4,763

United Arab Emirates — 0.0% (a)

United Arab Emirates Government Bond 0.75%, 9/2/2023 (e)		1,569	1,578

United Kingdom — 0.6%

United Kingdom of Great Britain and Northern Ireland

0.63%, 6/7/2025 (d)	GBP	2,987	4,183

1.25%, 7/22/2027 (d)	GBP	1,522	2,194

4.25%, 3/7/2036 (d)	GBP	1,152	2,265

1.75%, 9/7/2037 (d)	GBP	1,593	2,373

4.75%, 12/7/2038 (d)	GBP	1,018	2,199

1.25%, 10/22/2041 (d)	GBP	1,000	1,367

0.88%, 1/31/2046 (d)	GBP	640	796

4.25%, 12/7/2046 (d)	GBP	1,735	3,909

1.50%, 7/22/2047 (d)	GBP	2,447	3,500

1.75%, 1/22/2049 (d)	GBP	512	775

1.75%, 7/22/2057 (d)	GBP	1,239	1,949

2.50%, 7/22/2065 (d)	GBP	1,277	2,542

1.63%, 10/22/2071 (d)	GBP	290	477

			28,529

Venezuela, Bolivarian Republic of — 0.0% (a)

Bolivarian Republic of Venezuela

7.75%, 10/13/2019 (d) (i)		10	1

12.75%, 8/23/2022 (d) (i)		180	18

9.25%, 5/7/2028 (d) (i)		180	18

			37

Total Foreign Government Securities (Cost $285,106)			291,540

	SHARES (000)
Exchange-Traded Funds — 5.0%

United States — 5.0%

iShares MSCI India ETF		495	20,292

Invesco S&P 500 Equal Weight ETF (b)		1,487	220,550

Total Exchange-Traded Funds (Cost $225,469)			240,842

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Mortgage-Backed Securities — 1.4%

Cayman Islands — 0.0% (a)

GPMT Ltd. Series 2018-FL1, Class AS, 1.31%, 11/21/2035 ‡ (e) (m)	1,000	998

United States — 1.4%

BX Commercial Mortgage Trust Series 2020-BXLP, Class F, 2.11%, 12/15/2036 ‡ (e) (m)	564	564

Citigroup Commercial Mortgage Trust Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (m)	960	1,050

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K033, Class X1, IO, 0.41%, 7/25/2023 (m)	103,627	588

Series KC03, Class X1, IO, 0.63%, 11/25/2024 (m)	29,770	453

Series K734, Class X3, IO, 2.24%, 7/25/2026 (m)	7,480	708

Series KC04, Class X1, IO, 1.40%, 12/25/2026 (m)	12,995	654

Series K064, Class X3, IO, 2.21%, 5/25/2027 (m)	14,685	1,649

Series K078, Class X1, IO, 0.23%, 6/25/2028 (m)	63,526	554

Series K082, Class X1, IO, 0.15%, 9/25/2028 (m)	420,499	1,852

Series K083, Class X1, IO, 0.18%, 9/25/2028 (m)	133,906	759

Series K082, Class X3, IO, 2.29%, 10/25/2028 (m)	9,250	1,303

Series K084, Class X3, IO, 2.31%, 11/25/2028 (m)	10,000	1,441

Series K723, Class X3, IO, 1.98%, 10/25/2034 (m)	6,909	290

Series K153, Class X3, IO, 3.90%, 4/25/2035 (m)	5,395	1,690

Series K716, Class X3, IO, 1.79%, 8/25/2042 (m)	16,608	7

Series K721, Class X3, IO, 1.34%, 11/25/2042 (m)	22,604	397

Series K726, Class X3, IO, 2.21%, 7/25/2044 (m)	15,363	879

Series K059, Class X3, IO, 1.98%, 11/25/2044 (m)	15,200	1,420

Series K070, Class X3, IO, 2.11%, 12/25/2044 (m)	7,175	843

Series K065, Class X3, IO, 2.26%, 7/25/2045 (m)	16,900	1,968

Series K728, Class X3, IO, 2.02%, 11/25/2045 (m)	8,624	527

Series K071, Class X3, IO, 2.08%, 11/25/2045 (m)	8,000	934

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	41

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Commercial Mortgage-Backed Securities — continued

United States — continued

Series K072, Class X3, IO, 2.21%, 12/25/2045 (m)	5,200	644

Series K087, Class X3, IO, 2.39%, 1/25/2046 (m)	11,320	1,716

Series K081, Class X3, IO, 2.31%, 9/25/2046 (m)	15,822	2,248

Series K088, Class X3, IO, 2.42%, 2/25/2047 (m)	16,690	2,643

Series K092, Class X3, IO, 2.32%, 5/25/2047 (m)	7,055	1,098

Series K094, Class X3, IO, 2.20%, 7/25/2047 (m)	14,794	2,207

FNMA ACES Series 2019-M21, Class X2, IO, 1.46%, 2/25/2031 (m)	3,696	378

FREMF Series 2018-KF46, Class B, 2.06%, 3/25/2028 (e) (m)	402	394

FREMF Mortgage Trust

Series 2015-KF09, Class B, 5.46%, 5/25/2022 (e) (m)	118	118

Series 2015-KF10, Class B, 6.21%, 7/25/2022 (e) (m)	429	429

Series 2017-KF31, Class B, 3.01%, 4/25/2024 (e) (m)	141	140

Series 2017-KF32, Class B, 2.66%, 5/25/2024 (e) (m)	298	298

Series 2017-KF36, Class B, 2.76%, 8/25/2024 (e) (m)	344	344

Series 2017-KF38, Class B, 2.61%, 9/25/2024 (e) (m)	407	407

Series 2018-KF42, Class B, 2.31%, 12/25/2024 (e) (m)	220	219

Series 2018-KF45, Class B, 2.06%, 3/25/2025 (e) (m)	771	767

Series 2018-KF47, Class B, 2.11%, 5/25/2025 (e) (m)	517	507

Series 2018-KF49, Class B, 2.01%, 6/25/2025 (e) (m)	252	248

Series 2018-KC02, Class B, 4.22%, 7/25/2025 (e) (m)	1,530	1,560

Series 2019-KC03, Class B, 4.51%, 1/25/2026 (e) (m)	1,325	1,352

Series 2019-KF62, Class B, 2.16%, 4/25/2026 (e) (m)	909	903

Series 2019-K736, Class C, 3.88%, 7/25/2026 (e) (m)	1,500	1,590

Series 2018-KF48, Class B, 2.16%, 6/25/2028 (e) (m)	1,289	1,269

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2018-KF50, Class B, 2.01%, 7/25/2028 (e) (m)	200	197

Series 2018-K82, Class B, 4.27%, 9/25/2028 (e) (m)	725	805

Series 2019-KG01, Class B, 4.31%, 4/25/2029 (e) (m)	1,675	1,766

Series 2019-KF63, Class B, 2.46%, 5/25/2029 (e) (m)	1,817	1,817

Series 2019-KF65, Class B, 2.51%, 7/25/2029 (e) (m)	1,112	1,097

Series 2012-K19, Class C, 4.16%, 5/25/2045 (e) (m)	480	492

Series 2017-K67, Class C, 4.08%, 9/25/2049 (e) (m)	770	822

Series 2016-K60, Class B, 3.66%, 12/25/2049 (e) (m)	355	382

Series 2018-K72, Class B, 4.12%, 12/25/2050 (e) (m)	650	723

Series 2018-K74, Class B, 4.23%, 2/25/2051 (e) (m)	930	1,022

Series 2018-K75, Class B, 4.11%, 4/25/2051 (e) (m)	600	660

Series 2020-K737, Class B, 3.41%, 1/25/2053 (e) (m)	400	423

Series 2019-K96, Class B, 3.94%, 8/25/2056 (e) (m)	1,110	1,210

GNMA

Series 2013-7, IO, 0.33%, 5/16/2053 (m)	13,278	188

Series 2013-178, IO, 0.37%, 6/16/2055 (m)	2,545	39

Series 2015-172, IO, 0.70%, 3/16/2057 (m)	2,062	72

Series 2016-40, IO, 0.67%, 7/16/2057 (m)	7,579	273

Series 2016-157, IO, 0.89%, 11/16/2057 (m)	7,924	459

Series 2016-151, IO, 1.02%, 6/16/2058 (m)	15,789	965

Series 2017-54, IO, 0.58%, 12/16/2058 (m)	5,834	279

Series 2017-69, IO, 0.82%, 7/16/2059 (m)	1,866	102

Series 2018-119, IO, 0.71%, 5/16/2060 (m)	3,327	215

KNDL Mortgage Trust Series 2019-KNSQ, Class E, 1.91%, 5/15/2036 ‡ (e) (m)	990	990

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.11%, 7/15/2044 (m)	321	317

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (m)	1,562	904

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Commercial Mortgage-Backed Securities — continued

United States — continued

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15, Class D, 5.06%, 4/15/2047 ‡ (e) (m)	385	390

Morgan Stanley Capital I Trust Series 2018-MP, Class D, 4.42%, 7/11/2040 ‡ (e) (m)	770	748

MRCD MARK Mortgage Trust Series 2019-PARK, Class G, 2.72%, 12/15/2036 ‡ (e)	5,000	4,791

Multi-Family Connecticut Avenue Securities Trust Series 2019-01, Class M7, 1.81%, 10/15/2049 ‡ (e) (m)	335	335

Nationslink Funding Corp. Commercial Loan Pass-Through Certificates Series 1999-LTL1, Class E, 5.00%, 1/22/2026 ‡ (e)	630	634

Velocity Commercial Capital Loan Trust

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (e) (m)	331	344

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (e) (m)	479	494

Wells Fargo Commercial Mortgage Trust Series 2019-C52, Class XA, IO, 1.76%, 8/15/2052 (m)	3,957	406

		66,370

Total Commercial Mortgage-Backed Securities (Cost $68,235)		67,368

U.S. Treasury Obligations — 1.3%

U.S. Treasury Notes 1.38%, 1/31/2022 (n) (Cost $62,467)	61,870	62,479

Collateralized Mortgage Obligations — 0.8%

United States — 0.8%

Alternative Loan Trust

Series 2004-27CB, Class A1, 6.00%, 12/25/2034	292	290

Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	65	66

Series 2005-11CB, Class 2A1, 5.50%, 6/25/2035	58	56

Series 2005-19CB, Class A2, IF, 16.71%, 6/25/2035 (m)	13	14

Series 2005-27, Class 1A6, 1.34%, 8/25/2035 (m)	691	598

Series 2005-28CB, Class 2A6, 5.00%, 8/25/2035	799	649

Series 2006-4CB, Class 2A6, 5.50%, 4/25/2036	1,713	1,672

Series 2006-14CB, Class A1, 6.00%, 6/25/2036	587	453

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

American Home Mortgage Investment Trust

Series 2006-3, Class 22A1, 1.96%, 12/25/2036 (m)	1,859	1,707

Angel Oak Mortgage Trust I LLC

Series 2019-2, Class B1, 5.02%, 3/25/2049 ‡ (e) (m)	1,000	1,021

Banc of America Funding Trust

Series 2005-6, Class 1A2, 5.50%, 10/25/2035	40	39

Bear Stearns ALT-A Trust

Series 2003-6, Class 2A2, 2.99%, 1/25/2034 (m)	1,208	1,265

Series 2005-4, Class 23A1, 2.68%, 5/25/2035 (m)	41	42

Series 2005-4, Class 23A2, 2.68%, 5/25/2035 (m)	320	328

Bear Stearns ARM Trust

Series 2005-9, Class A1, 2.41%, 10/25/2035 (m)	96	98

Series 2006-1, Class A1, 2.37%, 2/25/2036 (m)	162	168

Bear Stearns Asset-Backed Securities I Trust

Series 2004-AC3, Class M1, 0.66%, 6/25/2034 ‡ (m)	396	381

Chase Mortgage Finance Trust

Series 2006-S4, Class A5, 6.00%, 12/25/2036	233	159

Series 2007-A1, Class 1A1, 2.65%, 2/25/2037 (m)	40	41

Series 2007-A1, Class 8A1, 2.70%, 2/25/2037 (m)	67	69

CHL GMSR Issuer Trust

Series 2018-GT1, Class B, 3.61%, 5/25/2023 (e) (m)	840	838

CHL Mortgage Pass-Through Trust

Series 2004-9, Class A7, 5.25%, 6/25/2034	55	55

Series 2004-25, Class 2A1, 0.79%, 2/25/2035 (m)	301	280

Series 2005-26, Class 1A11, 5.50%, 11/25/2035	414	347

Series 2005-31, Class 2A1, 2.53%, 1/25/2036 (m)	265	243

Series 2006-21, Class A14, 6.00%, 2/25/2037	138	103

Series 2007-10, Class A4, 5.50%, 7/25/2037	174	119

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	43

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Collateralized Mortgage Obligations — continued

United States — continued

Series 2007-9, Class A11, 5.75%, 7/25/2037	1,445		1,102

Citigroup Mortgage Loan Trust

Series 2005-3, Class 2A2A, 3.08%, 8/25/2035 (m)	154		160

Series 2005-11, Class A2A, 2.53%, 10/25/2035 (m)	47		47

Citigroup Mortgage Loan Trust, Inc.

Series 2005-4, Class A, 3.03%, 8/25/2035 (m)	187		196

Series 2019-IMC1, Class B1, 3.97%, 7/25/2049 ‡ (e) (m)	2,123		2,170

Series 2019-IMC1, Class B2, 5.41%, 7/25/2049 ‡ (e) (m)	2,000		2,055

CSFB Mortgage-Backed Pass-Through Certificates Series 2004-8, Class 5A1, 6.00%, 12/25/2034	265		277

Deephaven Residential Mortgage Trust

Series 2019-2A, Class M1, 3.92%, 4/25/2059 (e) (m)	250		253

Deutsche Alt-A Securities Mortgage Loan Trust

Series 2006-AF1, Class A4, 0.41%, 4/25/2036 (m)	484		487

Series 2007-3, Class 2A1, 0.86%, 10/25/2047 (m)	—	(c)	—	(c)

FHLMC Structured Agency Credit Risk Debt Notes Series 2021-DNA2, Class B2, 6.01%, 8/25/2033 (e) (m)	2,850		2,871

GSR Mortgage Loan Trust Series 2004-11, Class 2A2, 3.37%, 9/25/2034 (m)	138		145

Homeward Opportunities Fund I Trust

Series 2019-1, Class M1, 3.95%, 1/25/2059 (e) (m)	500		513

Series 2019-1, Class B1, 4.80%, 1/25/2059 ‡ (e) (m)	500		507

Impac CMB Trust

Series 2004-6, Class 1A2, 0.89%, 10/25/2034 (m)	38		38

Series 2005-2, Class 2A2, 0.91%, 4/25/2035 (m)	264		260

Series 2005-4, Class 2A2, 0.87%, 5/25/2035 (m)	243		241

Series 2005-4, Class 2M2, 1.23%, 5/25/2035 (m)	171		167

Series 2005-4, Class 2B1, 2.58%, 5/25/2035 ‡ (m)	257		260

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

IndyMac INDX Mortgage Loan Trust Series 2007-AR21, Class 6A1, 2.89%, 9/25/2037 (m)	1,902	1,591

JPMorgan Mortgage Trust

Series 2005-A8, Class 2A3, 2.91%, 11/25/2035 (m)	122	118

Series 2006-A7, Class 2A2, 3.07%, 1/25/2037 (m)	753	704

Lehman XS Trust Series 2006-16N, Class A4A, 0.30%, 11/25/2046 (m)	1,695	1,595

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 2.70%, 4/21/2034 (m)	116	117

MASTR Alternative Loan Trust

Series 2003-5, Class 30B1, 5.92%, 8/25/2033 ‡ (m)	548	555

Series 2004-6, Class 8A1, 5.50%, 7/25/2034	46	47

Merrill Lynch Mortgage Investors Trust

Series 2005-A2, Class A3, 2.79%, 2/25/2035 (m)	28	28

Series 2005-1, Class 2A1, 1.99%, 4/25/2035 (m)	32	32

Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A4, Class 3A, 3.10%, 5/25/2033 (m)	58	58

Morgan Stanley Mortgage Loan Trust

Series 2004-5AR, Class 4A, 3.00%, 7/25/2034 (m)	60	63

Series 2004-7AR, Class 2A6, 2.57%, 9/25/2034 (m)	150	153

Series 2004-11AR, Class 1A2A, 0.42%, 1/25/2035 (m)	136	149

MortgageIT Mortgage Loan Trust Series 2006-1, Class 1A2, 0.51%, 4/25/2036 (m)	1,938	1,551

MortgageIT Trust Series 2005-1, Class 1B1, 1.61%, 2/25/2035 ‡ (m)	148	151

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates

Series 2005-4, Class 1A2, 0.89%, 11/25/2035 (m)	91	91

Series 2005-5, Class 1APT, 0.67%, 12/25/2035 (m)	443	442

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Collateralized Mortgage Obligations — continued

United States — continued

Opteum Mortgage Acceptance Corp. Trust

Series 2006-1, Class 1APT, 0.53%, 4/25/2036 (m)	533	502

Series 2006-1, Class 1AC1, 0.71%, 4/25/2036 (m)	381	376

PMT Credit Risk Transfer Trust Series 2019-2R, Class A, 2.86%, 5/27/2023 (e) (m)	236	234

RALI Trust Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	478	475

Residential Asset Securitization Trust Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	2,201	1,639

RFMSI Trust

Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	420	401

Series 2007-S6, Class 2A5, 0.61%, 6/25/2037 (m)	1,362	1,132

Starwood Mortgage Residential Trust Series 2019-INV1, Class M1, 3.06%, 9/27/2049 ‡ (e) (m)	500	488

Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 1A1, 0.96%, 5/25/2047 (m)	2,051	1,713

Verus Securitization Trust Series 2020-1, Class B1, 3.62%, 1/25/2060 ‡ (e) (m)	1,177	1,183

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 2.71%, 3/25/2035 (m)	299	309

Series 2005-AR5, Class A6, 3.51%, 5/25/2035 (m)	198	207

Series 2005-AR7, Class A3, 2.88%, 8/25/2035 (m)	175	182

Series 2005-AR10, Class 1A3, 3.09%, 9/25/2035 (m)	111	115

Series 2005-AR14, Class 1A4, 2.91%, 12/25/2035 (m)	166	167

Wells Fargo Mortgage-Backed Securities Trust

Series 2004-K, Class 1A2, 2.99%, 7/25/2034 (m)	22	22

Series 2005-AR14, Class A1, 2.65%, 8/25/2035 (m)	150	152

Total Collateralized Mortgage Obligations (Cost $40,010)		39,592

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Asset-Backed Securities — 0.4%

United States — 0.4%

ABFC Trust Series 2004-HE1, Class M1, 1.01%, 3/25/2034 ‡ (m)	255	254

ACE Securities Corp. Home Equity Loan Trust

Series 2002-HE3, Class M1, 1.91%, 10/25/2032 ‡ (m)	160	163

Series 2003-NC1, Class M1, 1.28%, 7/25/2033 ‡ (m)	143	144

Series 2003-OP1, Class M1, 1.16%, 12/25/2033 ‡ (m)	277	276

Series 2004-OP1, Class M3, 1.98%, 4/25/2034 (m)	84	83

Series 2004-HE4, Class M2, 1.08%, 12/25/2034 ‡ (m)	96	95

American Credit Acceptance Receivables Trust Series 2019-2, Class E, 4.29%, 6/12/2025 (e)	350	368

Ameriquest Mortgage Securities, Inc. Series 2004-FR1W, Class A6, 4.08%, 5/25/2034 ‡ (h)	155	159

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2003-HE2, Class M1, 1.46%, 4/15/2033 ‡ (m)	733	740

Series 2004-HE2, Class M2, 1.98%, 4/25/2034 ‡ (m)	370	371

Series 2004-HE3, Class M2, 1.79%, 6/25/2034 ‡ (m)	781	787

Bear Stearns Asset-Backed Securities I Trust

Series 2004-FR2, Class M3, 1.91%, 6/25/2034 (m)	67	68

Series 2004-HE6, Class M2, 1.98%, 8/25/2034 ‡ (m)	295	295

Bear Stearns Asset-Backed Securities Trust

Series 2004-1, Class M1, 1.08%, 6/25/2034 ‡ (m)	290	295

Series 2004-2, Class M1, 1.31%, 8/25/2034 ‡ (m)	137	137

Chase Funding Trust Series 2003-2, Class 2M1, 0.93%, 11/25/2032 ‡ (m)	445	444

Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF4, 5.07%, 4/25/2034 ‡ (h)	556	579

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2005-OPT3, Class M3, 0.83%, 5/25/2035 ‡ (m)	45	45

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	45

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Asset-Backed Securities — continued

United States — continued

Conn’s Receivables Funding LLC Series 2019-B, Class B, 3.62%, 6/17/2024 ‡ (e)	362	364

Countrywide Asset-Backed Certificates

Series 2002-4, Class M1, 1.23%, 12/25/2032 ‡ (m)	21	21

Series 2004-2, Class M1, 0.86%, 5/25/2034 ‡ (m)	26	26

Series 2004-3, Class M1, 0.86%, 6/25/2034 ‡ (m)	57	56

Countrywide Partnership Trust Series 2004-EC1, Class M2, 1.05%, 1/25/2035 ‡ (m)	344	337

Credit-Based Asset Servicing & Securitization LLC

Series 2005-CB1, Class M2, 1.20%, 1/25/2035 ‡ (m)	105	102

Series 2004-CB4, Class A5, 6.78%, 5/25/2035 (h)	956	970

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M3, 1.83%, 7/25/2034 ‡ (m)	52	52

Series 2004-6, Class M1, 1.01%, 10/25/2034 (m)	177	174

Series 2004-6, Class M2, 1.08%, 10/25/2034 ‡ (m)	50	49

First Franklin Mortgage Loan Trust Series 2005-FF10, Class A1, 0.71%, 11/25/2035 ‡ (m)	251	247

Fremont Home Loan Trust

Series 2004-B, Class M7, 3.11%, 5/25/2034 (m)	43	45

Series 2004-2, Class M2, 1.04%, 7/25/2034 (m)	120	121

GSAMP Trust Series 2004-OPT, Class M1, 0.98%, 11/25/2034 ‡ (m)	424	421

Home Equity Asset Trust Series 2004-7, Class M1, 1.04%, 1/25/2035 (m)	87	87

Home Equity Mortgage Loan Asset-Backed Trust SPMD

Series 2004-B, Class M3, 1.31%, 11/25/2034 ‡ (m)	176	176

Series 2004-B, Class M8, 3.41%, 11/25/2034 ‡ (m)	105	105

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Long Beach Mortgage Loan Trust

Series 2004-3, Class M2, 1.01%, 7/25/2034 ‡ (m)	616	611

Series 2004-3, Class M4, 1.72%, 7/25/2034 ‡ (m)	354	353

Series 2004-6, Class A3, 1.41%, 11/25/2034 ‡ (m)	33	34

MASTR Asset-Backed Securities Trust

Series 2003-NC1, Class M5, 4.15%, 4/25/2033 ‡ (m)	87	90

Series 2005-NC1, Class M2, 0.86%, 12/25/2034 ‡ (m)	158	155

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-HE2, Class M2, 2.58%, 8/25/2033 ‡ (m)	6	6

Series 2004-NC5, Class M1, 1.01%, 5/25/2034 ‡ (m)	265	263

Series 2004-NC7, Class M2, 1.04%, 7/25/2034 ‡ (m)	67	67

Series 2004-NC6, Class M2, 1.98%, 7/25/2034 ‡ (m)	258	258

Series 2004-HE6, Class M1, 0.93%, 8/25/2034 (m)	193	191

Series 2004-HE8, Class M3, 1.23%, 9/25/2034 ‡ (m)	20	19

Series 2005-HE1, Class M3, 0.89%, 12/25/2034 ‡ (m)	36	34

Morgan Stanley Dean Witter Capital I, Inc. Trust Series 2002-AM3, Class A3, 1.09%, 2/25/2033 ‡ (m)	230	230

New Century Home Equity Loan Trust Series 2004-2, Class M3, 1.11%, 8/25/2034 ‡ (m)	354	351

NovaStar Mortgage Funding Trust Series 2003-2, Class M3, 3.48%, 9/25/2033 ‡ (m)	510	536

NRZ Excess Spread-Collateralized Notes Series 2018-FNT1, Class E, 4.89%, 5/25/2023 ‡ (e)	218	218

OneMain Financial Issuance Trust

Series 2015-3A, Class C, 5.82%, 11/20/2028 ‡ (e)	965	966

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (e)	1,045	1,049

Option One Mortgage Acceptance Corp. Asset-Backed Certificates Series 2003-4, Class M1, 1.13%, 7/25/2033 ‡ (m)	805	805

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Asset-Backed Securities — continued

United States — continued

Option One Mortgage Loan Trust

Series 2004-1, Class M1, 1.01%, 1/25/2034 ‡ (m)	440	439

Series 2004-1, Class M2, 1.76%, 1/25/2034 ‡ (m)	365	366

Series 2004-3, Class M2, 0.96%, 11/25/2034 ‡ (m)	21	21

Renaissance Home Equity Loan Trust

Series 2003-2, Class M1, 1.34%, 8/25/2033 ‡ (m)	194	188

Series 2004-1, Class M4, 2.81%, 5/25/2034 ‡ (m)	429	434

Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (h)	20	21

Securitized Asset-Backed Receivables LLC Trust Series 2004-NC1, Class M2, 1.83%, 2/25/2034 ‡ (m)	314	315

Soundview Home Loan Trust Series 2005-OPT1, Class M2, 0.78%, 6/25/2035 ‡ (m)	252	251

Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 1.01%, 11/25/2034 ‡ (m)	299	298

Structured Asset Investment Loan Trust

Series 2003-BC11, Class M1, 1.08%, 10/25/2033 ‡ (m)	60	61

Series 2004-BNC1, Class A5, 1.35%, 9/25/2034 ‡ (m)	27	27

Series 2004-8, Class M9, 3.86%, 9/25/2034 (m)	644	666

Wells Fargo Home Equity Asset-Backed Securities Trust

Series 2004-2, Class M6, 2.93%, 10/25/2034 (m)	100	100

Series 2004-2, Class M8A, 4.61%, 10/25/2034 ‡ (e) (m)	97	99

Westlake Automobile Receivables Trust Series 2019-2A, Class E, 4.02%, 4/15/2025 (e)	470	491

Total Asset-Backed Securities (Cost $17,647)		18,669

INVESTMENTS	NO. OF WARRANTS (000)			VALUE ($000)

Warrants — 0.2%

Switzerland — 0.2%

UBS AG

expiring 12/10/2021 *		154		1,907

expiring 11/1/2021 *		31		1,821

expiring 8/12/2021 *		134		1,104

expiring 2/15/2022 *		200		1,009

expiring 12/6/2021 *		39		791

expiring 1/10/2022 * ‡		24		789

expiring 8/16/2021 * ‡		50		665

expiring 3/24/2022 * ‡		141		553

expiring 5/2/2022 *		37		497

expiring 4/15/2022 *		28		175

expiring 4/25/2022, price 1.00 USD * ‡		16		45

				9,356

United Kingdom — 0.0% (a)

Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD * ‡		1		—	(c)

United States — 0.0% (a)

Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD * ‡		—	(c)	7

Total Warrants (Cost $9,401)				9,363

	PRINCIPAL AMOUNT ($000)
Supranational — 0.1%

European Investment Bank 0.50%, 6/21/2023	AUD	1,210		934

Inter-American Development Bank

0.50%, 5/23/2023	CAD	3,650		2,977

1.70%, 10/10/2024	CAD	800		670

4.40%, 1/26/2026	CAD	614		574

Total Supranational (Cost $4,772)				5,155

	NO. OF CONTRACTS
Options Purchased — 0.1%

Call Options Purchased — 0.1%

United States — 0.1%

S&P 500 Index 6/18/2021 at USD 4,150.00, European Style Notional Amount: USD 191,079 Exchange-Traded * (Cost $4,817)		457		5,000

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	47

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Loan Assignments — 0.0% (a) (o)

Canada — 0.0% (a)

Concordia Healthcare Corp., Initial Dollar Term Loan (ICE LIBOR USD 1 Month + 5.50%), 6.50%, 9/6/2024 (g)	528		526

United States — 0.0% (a)

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/6/2024 (g)	82		81

Claire’s Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 6.61%, 12/18/2026 (g) (p)	258		247

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2022 ‡ (g) (i)	19		8

FGI Operating Co. LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 4.25%, 12/31/2100 (g) (i)	84		—

Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 7.00%, 4/1/2024 ‡ (g)	574		601

Moran Foods LLC, Tranche A 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 10.75%), 11.75%, 10/1/2024 (g)	370		321

Steinway Musical Instruments, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 2/14/2025 (g)	69		68

			1,326

Total Loan Assignments (Cost $1,636)			1,852

	SHARES (000)
Convertible Preferred Stocks — 0.0% (a)

United States — 0.0% (a)

Claire’s Stores, Inc. *‡ (Cost $86)	—	(c)	505

Preferred Stocks — 0.0% (a)

United States — 0.0% (a)

GMAC Capital Trust I, Series 2, (ICE LIBOR USD 3 Month + 5.79%), 5.98%, 2/15/2040 ($25 par value) (g)	—	(c)	7

Goodman Networks, Inc. * ‡	3		—	(c)

MYT Holding LLC, Series A, 10.00%, 6/6/2029 ‡	40		41

Total Preferred Stocks (Cost $56)			48

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)

Rights — 0.0% (a)

Switzerland — 0.0% (a)

Credit Suisse Group AG, expiring 5/6/2021 *	31	1

United States — 0.0% (a)

Vistra Corp., expiring 12/31/2049 * ‡	17	19

Total Rights (Cost $—)		20

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 11.1%

Certificates Of Deposit — 0.0% (a)

Toronto-Dominion Bank (The) 0.25%, 4/21/2022 (Cost $250)	250	250

Commercial Paper — 0.4%

American Honda Finance Corp. 0.20%, 7/19/2021 (q)	350	350

ANZ New Zealand Int’l Ltd. 0.19%, 11/8/2021 (e) (q)	750	749

ASB Finance Ltd. 0.19%, 11/12/2021 (e) (q)	750	749

AT&T, Inc. 0.28%, 12/14/2021 (e) (q)	350	349

Banco del Estado de Chile 0.24%, 1/14/2022 (e) (q)	750	749

BNZ International Funding Ltd. 0.15%, 8/5/2021 (e) (q)	1,500	1,500

Caisse d’Amortissement de la Dette Sociale 0.15%, 8/30/2021 (e) (q)	1,540	1,539

Credit Industriel et Commercial 0.24%, 3/31/2022 (e) (q)	750	748

DBS Bank Ltd. 0.15%, 8/20/2021 (e) (q)	1,500	1,499

DNB Bank ASA 0.23%, 4/20/2022 (e) (q)	750	748

Electricite de France SA 0.18%, 6/23/2021 (e) (q)	550	550

Enel Finance America LLC 0.23%, 7/12/2021 (e) (q)	500	500

Eni Finance USA, Inc. 0.25%, 7/9/2021 (e) (q)	550	550

ERP Operating LP 0.23%, 7/9/2021 (e) (q)	750	750

Fidelity National Information Services, Inc. 0.27%, 6/7/2021 (e)	350	350

First Abu Dhabi Bank PJSC 0.15%, 8/27/2021 (e) (q)	1,500	1,499

Glencore Funding LLC 0.31%, 6/24/2021 (e) (q)	350	350

Louisville Gas and Electric Co. 0.15%, 5/12/2021 (e) (q)	380	380

LVMH Moet Hennessy Louis Vuitton SE 0.16%, 10/15/2021 (e) (q)	770	769

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Short-Term Investments — continued

Commercial Paper — continued

Mitsubishi International Corp. 0.16%, 9/13/2021 (e) (q)	770	770

Mitsubishi UFJ Trust & Banking Corp. 0.15%, 7/26/2021 (e) (q)	380	380

Royal Bank of Canada 0.24%, 4/14/2022 (q)	750	748

Santander UK plc 0.15%, 8/4/2021 (q)	570	570

Sumitomo Mitsui Trust Bank Ltd 0.18%, 9/1/2021 (e) (q)	770	770

Suncor Energy, Inc. 0.26%, 7/22/2021 (e) (q)	500	500

Telstra Corp. Ltd. 0.30%, 2/10/2022 (e)	750	748

United Overseas Bank Ltd. 0.13%, 7/2/2021 (e) (q)	450	450

Total Commercial Paper (Cost $19,613)		19,614

	SHARES (000)
Investment Companies — 4.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (r) (s) (Cost $235,664)	235,593	235,711

Investment of Cash Collateral From Securities Loaned — 5.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (r) (s)	254,251	254,276

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (r) (s)	29,383	29,383

Total Investment of Cash Collateral From Securities Loaned (Cost $283,658)		283,659

Total Short-Term Investments (Cost $539,185)		539,234

Total Long Positions (Cost $4,298,130)		5,156,906

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — (0.7)%

Common Stocks — (0.6)%

United States — (0.6)%

Cardtronics plc, Class A *	(129)	(4,995)

Clorox Co. (The)	(2)	(430)

Colgate-Palmolive Co.	(6)	(450)

Entergy Corp.	(5)	(557)

Hormel Foods Corp.	(7)	(335)

Kellogg Co.	(24)	(1,513)

Kimberly-Clark Corp.	(3)	(440)

Magellan Health, Inc. *	(47)	(4,459)

Navistar International Corp. *	(115)	(5,085)

Perspecta, Inc.	(176)	(5,142)

Pinnacle West Capital Corp.	(16)	(1,332)

Procter & Gamble Co. (The)	(3)	(452)

Sirius XM Holdings, Inc.	(810)	(4,942)

Total Common Stocks (Proceeds $(29,717))		(30,132)

Exchange-Traded Funds — (0.1)%

United States — (0.1)%

SPDR S&P 500 ETF Trust (Proceeds $(4,186))	(11)	(4,497)

Total Short Positions (Proceeds $(33,903))		(34,629)

Total Investments — 105.5% (Cost $4,264,227)		5,122,277
Liabilities in Excess of Other Assets — (5.5)%		(265,569)

NET ASSETS — 100.0%		4,856,708

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	49

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	6.0%

Foreign Government Securities	5.6

Exchange-Traded Fund	4.7

Semiconductors & Semiconductor Equipment	4.2

Oil, Gas & Consumable Fuels	3.3

Insurance	2.7

Internet & Direct Marketing Retail	2.7

Interactive Media & Services	2.6

Software	2.5

Technology Hardware, Storage & Peripherals	2.4

Pharmaceuticals	2.2

IT Services	2.2

Capital Markets	2.1

Machinery	2.0

Health Care Providers & Services	2.0

Hotels, Restaurants & Leisure	1.9

Chemicals	1.9

Media	1.8

Beverages	1.6

Metals & Mining	1.6

Specialty Retail	1.6

Equity Real Estate Investment Trusts (REITs)	1.6

Food Products	1.6

Electric Utilities	1.5

Diversified Telecommunication Services	1.5

Automobiles	1.4

Commercial Mortgage-Backed Securities	1.3

Biotechnology	1.3

Household Durables	1.3

U.S. Treasury Notes	1.2

Aerospace & Defense	1.2

Health Care Equipment & Supplies	1.2

Road & Rail	1.1

Textiles, Apparel & Luxury Goods	1.1

Electrical Equipment	1.0

Others (each less than 1.0%)	14.0

Short-Term Investments	10.1

INDUSTRY(SHORT)	PERCENT OF TOTAL INVESTMENTS

IT Services	29.2%

Machinery	14.7

Media	14.3

Exchange-Traded Fund	13.0

Health Care Providers & Services	12.9

Electric Utilities	5.4

Food Products	5.4

Household Products	5.1

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
APAC	Asia Pacific
AUD	Australian Dollar
CAD	Canadian Dollar
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Dutch Certification
DKK	Danish Krone
ETF	Exchange-Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of April 30, 2021. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	APRIL 30, 2021

SEK	Swedish Krona
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor’s Depository Receipts
USD	United States Dollar

(a)	Amount rounds to less than 0.1% of net assets.
(b)	The security or a portion of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 is $264,101.
(c)	Amount rounds to less than one thousand.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $31,209 and $34,573 respectively.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2021.
(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of April 30, 2021.
(i)	Defaulted security.

(j)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(k)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2021.
(l)	Security is an interest bearing note with preferred security characteristics.
(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of April 30, 2021.
(n)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(o)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(p)	Fund is subject to legal or contractual restrictions on the resale of the security.
(q)	The rate shown is the effective yield as of April 30, 2021.
(r)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(s)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Australia 10 Year Bond	743	06/2021	AUD	79,783	759
Canada 10 Year Bond	744	06/2021	CAD	84,427	281
Canada 5 Year Bond	47	06/2021	CAD	4,834	23
EURO STOXX 50 Index	2,564	06/2021	EUR	121,207	1,068
Euro-BTP	23	06/2021	EUR	4,067	(56)
Euro-Bund	1,055	06/2021	EUR	215,725	(2,320)
Euro-Buxl	12	06/2021	EUR	2,915	(105)
Euro-OAT	65	06/2021	EUR	12,551	(133)
Euro-Schatz	46	06/2021	EUR	6,198	(1)
Foreign Exchange AUD/USD	513	06/2021	USD	39,527	(374)
Foreign Exchange CAD/USD	1,236	06/2021	USD	100,567	2,409
Foreign Exchange EUR/USD	2,865	06/2021	USD	430,914	2,409
Foreign Exchange GBP/USD	340	06/2021	USD	29,346	(298)
Foreign Exchange JPY/USD	2,079	06/2021	USD	237,864	(1,688)
Japan 10 Year Bond Mini	83	06/2021	JPY	11,493	29
Long Gilt	366	06/2021	GBP	64,533	(285)
MSCI EAFE E-Mini Index	34	06/2021	USD	3,836	76
Russell 2000 E-Mini Index	354	06/2021	USD	40,037	(1,540)
TOPIX Index	260	06/2021	JPY	45,225	(1,675)
U.S. Treasury Ultra Bond	3	06/2021	USD	558	5

					(1,416)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	51

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Short Contracts
Australia 3 Year Bond	(5)	06/2021	AUD	(451)	(1)
Euro-Bobl	(11)	06/2021	EUR	(1,782)	1
MSCI EAFE E-Mini Index	(52)	06/2021	USD	(5,867)	(148)
MSCI Emerging Markets E-Mini Index	(5,644)	06/2021	USD	(377,048)	179
MSCI Europe Equity Index	(5,148)	06/2021	EUR	(161,259)	(5,626)
S&P 500 E-Mini Index	(10)	06/2021	USD	(2,087)	(114)
U.S. Treasury 2 Year Note	(50)	06/2021	USD	(11,038)	8
U.S. Treasury 5 Year Note	(35)	06/2021	USD	(4,339)	10
U.S. Treasury 10 Year Note	(1,447)	06/2021	USD	(191,140)	(1,354)
U.S. Treasury 10 Year Ultra Note	(89)	06/2021	USD	(12,962)	106
U.S. Treasury Long Bond	(618)	06/2021	USD	(97,200)	(1,877)

					(8,816)

					(10,232)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
GBP	British Pound

JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of April 30, 2021 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
EUR	2,176	USD	2,588	Standard Chartered Bank	5/5/2021	28
GBP	568	USD	780	TD Bank Financial Group	5/5/2021	4
USD	6,228	AUD	8,017	BNP Paribas	6/2/2021	52
USD	7,120	CAD	8,739	State Street Corp.	6/2/2021	10
USD	1,604	EUR	1,329	HSBC Bank, NA	6/2/2021	5
USD	136,525	EUR	112,811	State Street Corp.	6/2/2021	818
USD	35,530	GBP	25,542	Citibank, NA	6/2/2021	252
USD	1,243	GBP	895	Standard Chartered Bank	6/2/2021	7
USD	112,573	JPY	12,252,065	Barclays Bank plc	6/2/2021	442
USD	1,276	SEK	10,718	BNP Paribas	6/2/2021	10
CHF	563	USD	609	BNP Paribas	6/29/2021	8
CHF	1,048	USD	1,113	Goldman Sachs International	6/29/2021	36
CHF	1,344	USD	1,470	Merrill Lynch International	6/29/2021	4
DKK	7,558	USD	1,204	BNP Paribas	6/29/2021	19
EUR	1,643	GBP	1,416	Standard Chartered Bank	6/29/2021	22
EUR	1,000	USD	1,180	Royal Bank of Canada	6/29/2021	24
GBP	25,518	USD	35,012	Citibank, NA	6/29/2021	236
GBP	853	USD	1,178	Royal Bank of Canada	6/29/2021	—	(a)
NOK	5,073	USD	590	Royal Bank of Canada	6/29/2021	20
SEK	930	USD	108	Merrill Lynch International	6/29/2021	2
USD	393	DKK	2,415	Merrill Lynch International	6/29/2021	2
USD	1,808	EUR	1,500	Merrill Lynch International	6/29/2021	2
USD	1,151	EUR	952	Royal Bank of Canada	6/29/2021	5
USD	940	SEK	7,874	Barclays Bank plc	6/29/2021	10

Total unrealized appreciation						2,018

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	APRIL 30, 2021

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
AUD	8,017	USD	6,227	BNP Paribas	5/5/2021	(52)
CAD	8,739	USD	7,120	State Street Corp.	5/5/2021	(10)
EUR	112,811	USD	136,450	State Street Corp.	5/5/2021	(820)
SEK	10,718	USD	1,276	BNP Paribas	5/5/2021	(10)
USD	6,105	AUD	8,017	Australia & New Zealand Banking Group Ltd.	5/5/2021	(71)
USD	515	CAD	647	State Street Corp.	5/5/2021	(11)
USD	6,423	CAD	8,092	TD Bank Financial Group	5/5/2021	(160)
USD	123,633	EUR	105,201	Barclays Bank plc	5/5/2021	(2,847)
USD	9,314	EUR	7,917	BNP Paribas	5/5/2021	(204)
USD	2,231	EUR	1,870	Merrill Lynch International	5/5/2021	(16)
USD	35,961	GBP	26,110	Merrill Lynch International	5/5/2021	(98)
USD	1,231	SEK	10,718	BNP Paribas	5/5/2021	(35)
USD	105,789	JPY	11,699,310	BNP Paribas	5/6/2021	(1,261)
USD	4,995	JPY	552,755	Merrill Lynch International	5/6/2021	(62)
EUR	2,796	USD	3,391	TD Bank Financial Group	6/2/2021	(28)
EUR	857	USD	1,035	Goldman Sachs International	6/29/2021	(3)
EUR	1,413	USD	1,705	Standard Chartered Bank	6/29/2021	(4)
EUR	1,130	USD	1,364	State Street Corp.	6/29/2021	(4)
SEK	3,482	USD	415	BNP Paribas	6/29/2021	(3)
SEK	14,649	USD	1,745	State Street Corp.	6/29/2021	(13)
USD	8,941	CHF	8,345	Goldman Sachs International	6/29/2021	(211)
USD	3,068	CHF	2,804	Royal Bank of Canada	6/29/2021	(7)
USD	879	CHF	824	State Street Corp.	6/29/2021	(25)
USD	965	CHF	892	TD Bank Financial Group	6/29/2021	(14)
USD	1,766	EUR	1,480	Barclays Bank plc	6/29/2021	(16)
USD	164,914	EUR	139,155	BNP Paribas	6/29/2021	(2,587)
USD	1,191	EUR	1,000	Royal Bank of Canada	6/29/2021	(13)
USD	1,824	EUR	1,542	State Street Corp.	6/29/2021	(32)
USD	109	SEK	930	Barclays Bank plc	6/29/2021	(1)

Total unrealized depreciation						(8,618)

Net unrealized depreciation						(6,600)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound

JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

Over-the-Counter (“OTC”) Total Return Basket Swaps Outstanding at April 30, 2021 (amounts in thousands):
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE

Bank of America, NA	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.15%), which is denominated in GBP based on the local currencies of the positions within the swaps.	4/29/2022	$37,198	$774	$245	$1,019

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	53

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stock
United Kingdom
3i Group plc	95	1,680	93	0.0	(a)
Ashtead Group plc	25	1,603	68	0.0	(a)
Barclays plc	520	1,259	(87)	0.0	(a)
boohoo Group plc *	250	1,172	(13)	0.0	(a)
BP plc	645	2,702	(20)	0.0	(a)
Centrica plc	1,237	968	5	0.0	(a)
Computacenter plc	56	2,070	145	0.0	(a)
Dr. Martens plc *	141	943	55	0.0	(a)
Dunelm Group plc	46	933	80	0.0	(a)
Games Workshop Group plc	9	1,361	51	0.0	(a)
Intermediate Capital Group plc	76	2,297	262	0.0	(a)
Lloyds Banking Group plc	5,896	3,697	168	0.0	(a)
Moonpig Group plc *	111	676	30	0.0	(a)
National Express Group plc	469	1,936	(139)	0.0	(a)
Next plc	23	2,472	(84)	0.0	(a)
Persimmon plc	44	1,892	(25)	0.0	(a)
Segro plc	72	994	46	0.0	(a)
Spirent Communications plc	280	990	55	0.0	(a)
Taylor Wimpey plc	875	2,171	(81)	0.0	(a)

	10,870	31,816	609	0.0	(a)

Australia
BHP Group plc	89	2,682	21	0.0	(a)
Rio Tinto plc	32	2,700	144	0.0	(a)

	121	5,382	165	0.0	(a)

Total Long Positions of Total Return Basket Swap	10,991	37,198	774	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE

Bank of America, NA	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month EURIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.35%), which is denominated in EUR based on the local currencies of the positions within the swaps.	10/29/2021	$13,785	$1,010	$81	$1,091

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stock
Ireland
AIB Group plc *	665	1,943	176	0.0	(a)
Bank of Ireland Group plc *	429	2,513	343	0.0	(a)
Smurfit Kappa Group plc	29	1,471	36	0.0	(a)

	1,123	5,927	555	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	APRIL 30, 2021

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stock — continued
Spain
CaixaBank SA	628	2,007	34	0.0	(a)
Laboratorios Farmaceuticos Rovi SA	20	1,138	51	0.0	(a)

	648	3,145	85	0.0	(a)

France
LVMH Moet Hennessy Louis Vuitton SE	6	4,713	370	0.0	(a)

Total Long Positions of Total Return Basket Swap	1,777	13,785	1,010	0.0	(a)

The following reference rates, and their values as of period-end, are used for security descriptions:
VALUE
EURIBOR	(0.56)%
GBP LIBOR	0.05

Summary of total OTC swap contracts outstanding as of April 30, 2021 (amounts in thousands):
	NET UPFRONT PAYMENTS (RECEIPTS)($)	VALUE($)
Assets
OTC Total return basket swap contracts outstanding	—	2,110

Abbreviations

EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
LIBOR	London Interbank Offered Rate

(a)	Amount rounds to less than 0.1% of net assets.

(1)	Notional value represents market value as of April 30, 2021 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain (loss) of the positions subsequent to the swap reset.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	55

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 40.2%

Australia — 1.2%

Adbri Ltd.	1,116	2,758

AGL Energy Ltd.	1,224	8,436

Alumina Ltd.	3,761	4,984

APA Group	288	2,222

AusNet Services	891	1,304

Bendigo & Adelaide Bank Ltd.	837	6,639

BHP Group plc	675	20,314

Charter Hall Long Wale, REIT	2,410	9,076

CSR Ltd.	773	3,550

Dexus, REIT	1,315	10,325

Goodman Group, REIT	919	13,402

IOOF Holdings Ltd.	1,326	3,725

Mirvac Group, REIT	5,707	11,824

Rio Tinto plc	474	39,685

Sonic Healthcare Ltd.	235	6,500

Spark Infrastructure Group	1,254	2,118

Telstra Corp. Ltd.	2,128	5,558

Wesfarmers Ltd.	158	6,604

Woodside Petroleum Ltd.	246	4,292

		163,316

Austria — 0.1%

ANDRITZ AG	42	2,277

Erste Group Bank AG	98	3,482

OMV AG	68	3,335

Verbund AG	18	1,508

		10,602

Belgium — 0.3%

Ageas SA	90	5,421

Cofinimmo SA, REIT	58	8,896

Euronav NV	158	1,365

KBC Group NV *	54	4,204

Proximus SADP (a)	243	5,170

Shurgard Self Storage SA	131	6,104

Solvay SA	25	3,193

Telenet Group Holding NV	54	2,317

Warehouses De Pauw, REIT, CVA	279	9,846

Warehouses De Pauw, REIT, CVA	1	38

		46,554

Brazil — 0.1%

BB Seguridade Participacoes SA	831	3,411

Itau Unibanco Holding SA (Preference)	1,035	5,228

Yara International ASA	65	3,388

		12,027

INVESTMENTS	SHARES (000)	VALUE ($000)

Canada — 1.7%

Advanz Pharma Corp. Ltd. *	171	2,887

Algonquin Power & Utilities Corp. (a)	168	2,715

Allied Properties, REIT	381	13,207

AltaGas Ltd.	139	2,589

Atco Ltd., Class I	64	2,212

BCE, Inc.	201	9,508

Canadian Apartment Properties, REIT	284	12,633

Canadian Imperial Bank of Commerce	79	8,164

Canadian Tire Corp. Ltd., Class A	56	8,904

Canadian Utilities Ltd., Class A	338	9,669

Capital Power Corp.	49	1,578

Chartwell Retirement Residences	62	627

Emera, Inc.	60	2,741

Enbridge, Inc.	246	9,503

Fortis, Inc.	225	10,015

Gibson Energy, Inc. (a)	85	1,546

Great-West Lifeco, Inc. (a)	187	5,435

Hydro One Ltd. (b)	396	9,490

IGM Financial, Inc. (a)	169	6,018

Keyera Corp.	100	2,289

Magna International, Inc.	39	3,671

Northland Power, Inc.	65	2,246

Nutrien Ltd.	140	7,714

Pembina Pipeline Corp. (a)	312	9,639

Power Corp. of Canada (a)	310	9,025

Restaurant Brands International, Inc.	98	6,720

Rogers Communications, Inc., Class B	101	4,958

Shaw Communications, Inc., Class B	291	8,421

Sienna Senior Living, Inc.	51	609

Superior Plus Corp.	152	1,852

TC Energy Corp.	423	20,904

TELUS Corp.	456	9,456

Thomson Reuters Corp.	81	7,499

Toronto-Dominion Bank (The)	238	16,350

TransAlta Renewables, Inc.	63	991

		231,785

Cayman Islands — 0.0% (c)

Telford Offshore Holdings Ltd. * ‡	58	—	(d)

Chile — 0.0% (c)

Banco Santander Chile, ADR	119	2,649

China — 1.8%

China Construction Bank Corp., Class H	24,338	19,211

China Life Insurance Co. Ltd., Class H	2,893	5,865

China Merchants Bank Co. Ltd., Class H	2,923	23,479

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

China — continued

China Pacific Insurance Group Co. Ltd., Class H	4,726	17,010

China Petroleum & Chemical Corp., Class H	11,388	5,617

China Resources Land Ltd.	2,348	10,994

Fuyao Glass Industry Group Co. Ltd., Class A	446	3,518

Guangdong Investment Ltd.	4,500	6,928

Haier Smart Home Co. Ltd., Class H *	2,976	12,799

Huayu Automotive Systems Co. Ltd., Class A	1,493	6,031

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3,159	19,907

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	36	1,074

Joyoung Co. Ltd., Class A	1,018	4,992

Midea Group Co. Ltd., Class A	1,444	17,827

NetEase, Inc.	697	15,580

Ping An Insurance Group Co. of China Ltd., Class H	2,320	25,288

Postal Savings Bank of China Co. Ltd., Class H (b)	17,860	11,583

Tingyi Cayman Islands Holding Corp.	6,792	12,204

Topsports International Holdings Ltd. (b)	4,296	5,783

Xinyi Solar Holdings Ltd.	3,834	6,394

Yum China Holdings, Inc.	111	7,007

Zhejiang Supor Co. Ltd., Class A	178	2,071

		241,162

Denmark — 0.4%

Carlsberg A/S, Class B	124	21,788

Novo Nordisk A/S, Class B	354	26,109

Tryg A/S	102	2,324

		50,221

Finland — 0.4%

Elisa OYJ	108	6,149

Fortum OYJ	401	10,527

Kone OYJ, Class B	81	6,391

Nordea Bank Abp	897	9,299

Orion OYJ, Class B	157	6,940

Sampo OYJ, Class A	80	3,816

UPM-Kymmene OYJ	130	5,090

Wartsila OYJ Abp	642	8,285

		56,497

France — 1.3%

Amundi SA * (b)	36	3,183

Atos SE	73	4,997

AXA SA	236	6,676

BNP Paribas SA *	126	8,110

Bouygues SA	49	2,105

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

Cie de Saint-Gobain	83	5,212

Covivio, REIT	117	10,455

Credit Agricole SA	275	4,249

Engie SA	147	2,188

Gaztransport Et Technigaz SA	10	852

Klepierre SA, REIT	124	3,292

La Francaise des Jeux SAEM (b)	70	3,574

LVMH Moet Hennessy Louis Vuitton SE	8	6,135

Orange SA	170	2,118

Publicis Groupe SA	78	5,079

Renault SA *	86	3,458

Rexel SA *	139	2,735

Rubis SCA	26	1,224

Safran SA	109	16,310

Sanofi	102	10,651

Schneider Electric SE	190	30,274

SCOR SE (a)	96	3,095

TOTAL SE	242	10,685

Veolia Environnement SA	101	3,226

Vinci SA	173	18,952

		168,835

Germany — 1.6%

adidas AG *	57	17,522

Allianz SE (Registered)	156	40,497

BASF SE	192	15,481

Bayerische Motoren Werke AG	68	6,849

Covestro AG (b)	47	3,086

Daimler AG (Registered)	91	8,058

Deutsche Post AG (Registered)	471	27,729

Deutsche Telekom AG (Registered)	532	10,229

E.ON SE	251	3,031

Evonik Industries AG	93	3,270

HeidelbergCement AG	49	4,456

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	78	22,569

Siemens AG (Registered)	73	12,133

Telefonica Deutschland Holding AG	2,795	8,124

Uniper SE	55	2,024

Volkswagen AG (Preference)	53	13,753

Vonovia SE	242	15,912

		214,723

Hong Kong — 0.6%

CK Asset Holdings Ltd.	1,459	9,134

CK Infrastructure Holdings Ltd.	356	2,177

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	57

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hong Kong — continued

CLP Holdings Ltd.	272	2,685

Hang Seng Bank Ltd.	465	9,109

HKBN Ltd.	380	555

HKT Trust & HKT Ltd.	5,462	7,931

Hong Kong & China Gas Co. Ltd.	1,684	2,702

Hong Kong Exchanges & Clearing Ltd.	323	19,450

PCCW Ltd.	1,704	986

Power Assets Holdings Ltd.	443	2,719

VTech Holdings Ltd.	494	4,517

WH Group Ltd. (b)	5,330	4,644

Wharf Real Estate Investment Co. Ltd.	824	4,736

Xinyi Glass Holdings Ltd.	1,746	6,186

Yue Yuen Industrial Holdings Ltd.	2,401	6,008

		83,539

India — 0.5%

Infosys Ltd., ADR	1,691	30,568

Tata Consultancy Services Ltd.	835	34,180

		64,748

Indonesia — 0.2%

Bank Rakyat Indonesia Persero Tbk. PT	54,861	15,352

Telkom Indonesia Persero Tbk. PT	67,211	14,850

		30,202

Ireland — 0.1%

CRH plc	135	6,389

Smurfit Kappa Group plc	74	3,807

		10,196

Italy — 0.6%

A2A SpA	4,195	8,205

ACEA SpA	25	568

Assicurazioni Generali SpA	249	4,984

Azimut Holding SpA	145	3,470

Enav SpA (b)	110	512

Enel SpA	1,940	19,264

Eni SpA	412	4,902

ERG SpA	29	866

Hera SpA	425	1,712

Intesa Sanpaolo SpA *	4,522	12,607

Iren SpA	610	1,820

Italgas SpA	334	2,179

Mediobanca Banca di Credito Finanziario SpA *	295	3,335

Poste Italiane SpA (b)	291	3,815

Snam SpA	1,114	6,271

INVESTMENTS	SHARES (000)	VALUE ($000)

Italy — continued

Terna Rete Elettrica Nazionale SpA	359	2,647

Unipol Gruppo SpA	301	1,644

		78,801

Japan — 1.6%

Aozora Bank Ltd.	337	7,256

ARTERIA Networks Corp.	35	498

Chubu Electric Power Co., Inc.	199	2,413

Chugoku Electric Power Co., Inc. (The)	146	1,635

Dai Nippon Printing Co. Ltd.	127	2,520

Daiwa House Industry Co. Ltd.	263	7,802

Daiwa House REIT Investment Corp., REIT	2	6,417

Electric Power Development Co. Ltd.	282	4,526

ENEOS Holdings, Inc.	783	3,366

FANUC Corp.	26	5,872

H.U. Group Holdings, Inc.	56	1,822

Idemitsu Kosan Co. Ltd.	208	4,963

Japan Metropolitan Fund Invest, REIT	17	16,686

Japan Post Holdings Co. Ltd. *	547	4,592

Japan Tobacco, Inc.	373	6,993

JFE Holdings, Inc.	268	3,518

Kansai Electric Power Co., Inc. (The)	863	8,569

KDDI Corp.	298	9,014

Kenedix Office Investment Corp., REIT	1	9,477

Konica Minolta, Inc.	1,162	6,592

Lawson, Inc.	86	3,842

Mitsubishi Chemical Holdings Corp.	605	4,501

Mitsui Fudosan Logistics Park, Inc., REIT	2	8,147

Nippon Accommodations Fund, Inc., REIT	2	9,409

Nippon Prologis REIT, Inc., REIT	3	10,789

Nippon Telegraph & Telephone Corp.	198	4,997

Osaka Gas Co. Ltd.	30	588

Otsuka Corp.	112	5,624

Shikoku Electric Power Co., Inc.	88	643

SoftBank Corp.	674	8,687

Sumitomo Forestry Co. Ltd.	181	4,172

Takeda Pharmaceutical Co. Ltd.	162	5,414

Tohoku Electric Power Co., Inc.	815	7,200

Tokio Marine Holdings, Inc.	201	9,630

Tokyo Gas Co. Ltd.	75	1,512

Toyota Motor Corp.	250	18,684

		218,370

Jordan — 0.0% (c)

Hikma Pharmaceuticals plc	56	1,893

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Malta — 0.0% (c)

Kindred Group plc, SDR	185	3,183

Mexico — 0.4%

Bolsa Mexicana de Valores SAB de CV	651	1,448

Grupo Financiero Banorte SAB de CV, Class O	2,959	16,800

Kimberly-Clark de Mexico SAB de CV, Class A	2,557	4,432

Wal-Mart de Mexico SAB de CV (a)	8,471	27,778

		50,458

Netherlands — 0.8%

Akzo Nobel NV	115	13,834

ASML Holding NV	23	14,942

ASR Nederland NV	77	3,382

BE Semiconductor Industries NV	41	3,274

CTP NV * (b)	447	7,550

Eurocommercial Properties NV, REIT, CVA	247	6,394

ING Groep NV	1,638	20,924

Koninklijke Ahold Delhaize NV	159	4,269

Koninklijke KPN NV	1,358	4,686

NN Group NV	92	4,566

PostNL NV	788	4,117

Randstad NV	58	4,155

Royal Dutch Shell plc, Class B	653	11,681

		103,774

New Zealand — 0.1%

Contact Energy Ltd.	1,109	5,986

Spark New Zealand Ltd.	2,468	7,769

		13,755

Norway — 0.2%

Aker BP ASA	101	2,868

DNB ASA	221	4,743

Equinor ASA	171	3,446

Gjensidige Forsikring ASA	131	2,968

SFL Corp. Ltd.	153	1,191

Telenor ASA	573	10,209

		25,425

Portugal — 0.1%

EDP — Energias de Portugal SA	451	2,506

Galp Energia SGPS SA	324	3,736

NOS SGPS SA	169	642

		6,884

Russia — 0.5%

Alrosa PJSC	4,013	5,797

Evraz plc	541	4,796

INVESTMENTS	SHARES (000)	VALUE ($000)

Russia — continued

LUKOIL PJSC, ADR	101	7,749

Moscow Exchange MICEX-RTS PJSC	5,748	13,518

Polymetal International plc	107	2,201

Sberbank of Russia PJSC	5,389	21,290

Sberbank of Russia PJSC	80	315

Severstal PAO, GDR (b)	409	9,627

Severstal PAO, GDR (b)	10	243

		65,536

Saudi Arabia — 0.1%

Al Rajhi Bank	430	11,330

Singapore — 0.3%

Ascendas, REIT	5,333	12,427

BW LPG Ltd. (b)	84	623

DBS Group Holdings Ltd.	604	13,545

Keppel DC, REIT	4,416	8,914

NetLink NBN Trust (b)	1,648	1,201

Singapore Telecommunications Ltd.	1,206	2,262

StarHub Ltd.	2,125	2,153

		41,125

South Africa — 0.2%

Anglo American plc	149	6,317

AVI Ltd.	484	2,365

Bid Corp. Ltd. *	187	3,689

SPAR Group Ltd. (The)	193	2,439

Vodacom Group Ltd.	781	6,774

		21,584

South Korea — 0.6%

ESR Kendall Square REIT Co. Ltd., REIT *	788	4,566

Samsung Electronics Co. Ltd.	913	66,544

SK Telecom Co. Ltd., ADR	188	5,638

		76,748

Spain — 1.1%

ACS Actividades de Construccion y Servicios SA	124	4,050

Atlantica Sustainable Infrastructure plc	63	2,434

Banco Bilbao Vizcaya Argentaria SA	980	5,485

Banco Santander SA	1,986	7,662

CaixaBank SA *	1,270	4,064

Cellnex Telecom SA (b)	258	14,619

Enagas SA	271	5,891

Endesa SA	215	5,642

Iberdrola SA	3,078	41,599

Industria de Diseno Textil SA	652	23,192

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	59

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Spain — continued

Naturgy Energy Group SA	530	13,626

Red Electrica Corp. SA	311	5,708

Repsol SA	674	8,048

Telefonica SA	1,873	8,681

		150,701

Sweden — 0.5%

Boliden AB	106	4,104

Electrolux AB, Series B	64	1,807

Lundin Energy AB	87	2,768

Sandvik AB	167	4,141

Skandinaviska Enskilda Banken AB, Class A	293	3,760

SKF AB, Class B	402	10,387

SSAB AB, Class B *	389	1,939

Svenska Handelsbanken AB, Class A	409	4,739

Tele2 AB, Class B	374	4,836

Telia Co. AB	2,412	9,994

Volvo AB, Class B	998	24,370

		72,845

Switzerland — 1.3%

ABB Ltd. (Registered)	253	8,234

Adecco Group AG (Registered)	43	2,921

Julius Baer Group Ltd.	55	3,442

LafargeHolcim Ltd. (Registered) *	78	4,842

Nestle SA (Registered)	343	40,876

Novartis AG (Registered)	142	12,095

OC Oerlikon Corp. AG (Registered)	576	6,731

Roche Holding AG	150	48,773

SGS SA (Registered)	2	4,891

Swiss Life Holding AG (Registered)	6	2,748

Swisscom AG (Registered)	4	2,174

UBS Group AG (Registered)	428	6,532

Zurich Insurance Group AG	56	22,846

		167,105

Taiwan — 1.3%

Accton Technology Corp.	767	8,685

Chailease Holding Co. Ltd.	615	4,432

Chicony Electronics Co. Ltd.	401	1,209

Delta Electronics, Inc.	860	9,216

MediaTek, Inc. *	395	16,559

Mega Financial Holding Co. Ltd.	4,915	5,737

President Chain Store Corp.	868	8,389

Quanta Computer, Inc.	3,886	13,601

Realtek Semiconductor Corp. *	505	9,527

INVESTMENTS	SHARES (000)	VALUE ($000)

Taiwan — continued

Taiwan Semiconductor Manufacturing Co. Ltd.	3,281	69,097

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	108	12,663

Vanguard International Semiconductor Corp.	2,613	11,054

Wiwynn Corp.	166	5,399

		175,568

Thailand — 0.1%

Siam Cement PCL (The) (Registered)	589	8,714

United Kingdom — 2.4%

3i Group plc	281	4,970

Admiral Group plc	114	4,912

Ashtead Group plc	87	5,558

AstraZeneca plc	55	5,816

Aviva plc	899	4,971

B&M European Value Retail SA	234	1,831

Barclays plc	2,417	5,852

Barratt Developments plc	1,182	12,603

Berkeley Group Holdings plc	165	10,562

BP plc	3,529	14,773

BT Group plc *	4,296	9,799

Centrica plc *	7,948	6,221

Close Brothers Group plc	82	1,797

Diageo plc	74	3,321

Direct Line Insurance Group plc	1,423	5,601

Drax Group plc	150	848

easyJet plc *	565	8,081

GlaxoSmithKline plc	513	9,473

Hargreaves Lansdown plc	104	2,461

HSBC Holdings plc	1,832	11,436

IG Group Holdings plc	141	1,790

Imperial Brands plc	344	7,175

InterContinental Hotels Group plc *	63	4,466

J Sainsbury plc	864	2,839

Kingfisher plc *	596	2,945

Legal & General Group plc	1,293	4,855

Linde plc	16	4,527

Lloyds Banking Group plc	10,889	6,829

M&G plc	1,415	4,248

Man Group plc	1,560	3,626

Mondi plc	164	4,446

National Grid plc	226	2,854

Natwest Group plc	1,668	4,528

NewRiver REIT plc, REIT *	4,027	5,650

Pennon Group plc	137	1,958

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

Persimmon plc	327	14,127

RELX plc	322	8,342

Safestore Holdings plc, REIT	652	7,668

Sage Group plc (The)	839	7,389

Schroders plc	71	3,530

Severn Trent plc	169	5,800

SSE plc	759	15,397

St. James’s Place plc	288	5,411

Standard Life Aberdeen plc	882	3,380

Taylor Wimpey plc	2,874	7,129

Tesco plc	1,085	3,312

Tritax EuroBox plc (b)	2,145	3,382

Unilever plc	229	13,407

UNITE Group plc (The), REIT	551	8,864

United Utilities Group plc	216	2,892

Vodafone Group plc	3,870	7,303

Workspace Group plc, REIT	617	6,989

WPP plc	550	7,412

		325,356

United States — 17.7%

3M Co.	39	7,608

AbbVie, Inc.	456	50,875

Accenture plc, Class A	14	3,977

AES Corp. (The)	291	8,084

AGNC Investment Corp., REIT	421	7,557

Air Products and Chemicals, Inc.	23	6,559

Alliant Energy Corp.	132	7,404

Altria Group, Inc.	154	7,344

American Electric Power Co., Inc.	115	10,196

American Express Co.	39	6,010

American Tower Corp., REIT	50	12,723

Americold Realty Trust, REIT	536	21,637

Amgen, Inc.	29	6,927

Analog Devices, Inc.	263	40,254

Annaly Capital Management, Inc., REIT	798	7,241

Apple, Inc.	16	2,137

Arthur J Gallagher & Co.	30	4,395

AT&T, Inc.	302	9,499

Automatic Data Processing, Inc.	19	3,486

AvalonBay Communities, Inc., REIT	106	20,398

Avangrid, Inc.	143	7,300

Avast plc (b)	470	3,098

Avista Corp.	57	2,641

Bank of America Corp.	297	12,055

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Battalion Oil Corp. *	18	222

Brandywine Realty Trust, REIT	1,251	16,929

Bristol-Myers Squibb Co.	784	48,927

Brixmor Property Group, Inc., REIT	687	15,347

Bunge Ltd.	103	8,662

California Resources Corp. *	734	17,408

Camden Property Trust, REIT	142	17,158

Cardinal Health, Inc.	121	7,319

CenterPoint Energy, Inc.	310	7,581

CF Industries Holdings, Inc.	166	8,058

Chesapeake Energy Corp. *	16	738

Chevron Corp.	128	13,200

Chubb Ltd.	110	18,810

Citigroup, Inc.	77	5,491

Claire’s Stores, Inc. * ‡	4	942

Clear Channel Outdoor Holdings, Inc. *	287	721

Clearway Energy, Inc., Class C	70	2,002

CME Group, Inc.	148	29,904

CMS Energy Corp.	192	12,380

CNA Financial Corp.	164	7,682

Coca-Cola Co. (The)	1,117	60,315

Cogent Communications Holdings, Inc.	33	2,462

Comcast Corp., Class A	629	35,328

Comerica, Inc.	118	8,898

ConocoPhillips	276	14,136

Consolidated Edison, Inc.	133	10,313

Deere & Co.	15	5,589

DHT Holdings, Inc.	336	1,984

Dominion Energy, Inc.	129	10,309

Douglas Emmett, Inc., REIT	484	16,229

Dover Corp.	59	8,742

Dow, Inc.	128	7,985

DTE Energy Co.	54	7,539

Duke Energy Corp.	104	10,458

Eastman Chemical Co.	225	25,928

Eaton Corp. plc	281	40,118

Edison International	117	6,933

Eli Lilly & Co.	68	12,441

Emerson Electric Co.	79	7,139

Entergy Corp.	94	10,296

EOG Resources, Inc.	63	4,615

EP Energy Corp. *	141	11,926

Equinix, Inc., REIT	21	15,150

Equity LifeStyle Properties, Inc., REIT	290	20,120

Essex Property Trust, Inc., REIT	62	17,869

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	61

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

Evergy, Inc.	162	10,351

Exelon Corp.	160	7,199

Exxon Mobil Corp.	137	7,848

Fastenal Co.	127	6,625

Federal Realty Investment Trust, REIT	151	17,015

Ferguson plc	48	6,066

Fidelity National Information Services, Inc.	36	5,431

FirstEnergy Corp.	77	2,930

General Dynamics Corp.	65	12,366

General Mills, Inc.	98	5,945

Genuine Parts Co.	62	7,724

Gilead Sciences, Inc.	109	6,888

Goodman Networks, Inc. * ‡	53	—	(d)

Hasbro, Inc.	70	6,971

Hawaiian Electric Industries, Inc.	63	2,700

Healthcare Trust of America, Inc., Class A, REIT	445	13,056

Healthpeak Properties, Inc., REIT	738	25,333

Hewlett Packard Enterprise Co.	515	8,248

Home Depot, Inc. (The)	32	10,305

HP, Inc.	266	9,084

IDACORP, Inc.	27	2,782

iHeartMedia, Inc., Class A *	122	2,337

Ingredion, Inc.	78	7,257

International Business Machines Corp.	77	10,885

International Flavors & Fragrances, Inc.	9	1,293

International Paper Co.	141	8,204

Interpublic Group of Cos., Inc. (The)	277	8,788

Invitation Homes, Inc., REIT	817	28,652

Iron Mountain, Inc., REIT	219	8,774

JM Smucker Co. (The)	37	4,840

Johnson & Johnson	304	49,453

Johnson Controls International plc	52	3,261

Juniper Networks, Inc.	121	3,071

Kellogg Co.	93	5,830

Kimco Realty Corp., REIT	232	4,864

Kinder Morgan, Inc.	549	9,367

Kraft Heinz Co. (The)	189	7,788

Las Vegas Sands Corp. *	116	7,081

Lumen Technologies, Inc.	726	9,311

LyondellBasell Industries NV, Class A	77	7,979

Macquarie Infrastructure Corp.	85	2,826

Maxim Integrated Products, Inc.	69	6,441

McDonald’s Corp.	27	6,403

Medtronic plc	249	32,623

Merck & Co., Inc.	569	42,415

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Microsoft Corp.	30	7,496

Mondelez International, Inc., Class A	120	7,318

Moran Foods Backstop Equity * ‡	148	849

MYT Holding Co. * ‡	1,342	7,214

National Fuel Gas Co.	55	2,710

National Retail Properties, Inc., REIT	307	14,255

Neiman Marcus Group Restricted Equity *	4	344

NetApp, Inc.	117	8,760

Newell Brands, Inc.	316	8,508

NextEra Energy, Inc.	263	20,352

Nielsen Holdings plc	181	4,631

NiSource, Inc.	394	10,260

NMG, Inc. *	41	3,245

Nordic American Tankers Ltd.	605	2,001

Norfolk Southern Corp.	67	18,716

Northern Trust Corp.	35	3,990

Northrop Grumman Corp.	13	4,671

Northwest Natural Holding Co.	24	1,320

NorthWestern Corp.	42	2,880

NortonLifeLock, Inc.	261	5,631

Nucor Corp.	116	9,579

Oasis Petroleum, Inc.	137	10,641

OGE Energy Corp.	83	2,778

Omnicom Group, Inc.	254	20,875

ONEOK, Inc.	202	10,567

PACCAR, Inc.	69	6,205

Packaging Corp. of America	54	7,953

Park Hotels & Resorts, Inc., REIT *	697	15,555

Parker-Hannifin Corp.	18	5,545

Penn Virginia Corp. *	4	55

PepsiCo, Inc.	50	7,206

Perrigo Co. plc	143	5,961

Pfizer, Inc.	54	2,078

Philip Morris International, Inc.	274	26,047

Pinnacle West Capital Corp.	121	10,208

PNC Financial Services Group, Inc. (The)	51	9,470

Portland General Electric Co.	57	2,885

PPG Industries, Inc.	42	7,172

PPL Corp.	337	9,811

Procter & Gamble Co. (The)	205	27,342

Prologis, Inc., REIT	642	74,772

Public Service Enterprise Group, Inc.	166	10,484

Public Storage, REIT	135	38,003

Quest Diagnostics, Inc.	34	4,448

Raytheon Technologies Corp.	180	14,959

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

Reminco LLC * ‡	65	78

Republic Services, Inc.	37	3,891

Rexford Industrial Realty, Inc., REIT	193	10,713

Seagate Technology plc	255	23,685

Sempra Energy	53	7,282

Simon Property Group, Inc., REIT	69	8,419

Southern Co. (The)	159	10,543

Spire, Inc.	36	2,733

Stanley Black & Decker, Inc.	62	12,908

State Street Corp.	167	14,014

Steel Dynamics, Inc.	173	9,383

Stellantis NV	174	2,879

Stellantis NV	141	2,334

Sun Communities, Inc., REIT	141	23,452

Sysco Corp. (a)	61	5,140

T. Rowe Price Group, Inc.	43	7,644

Texas Instruments, Inc.	205	36,940

TJX Cos., Inc. (The)	71	5,073

Trane Technologies plc	75	12,969

Truist Financial Corp.	377	22,343

UGI Corp.	65	2,845

United Parcel Service, Inc., Class B	59	11,973

UnitedHealth Group, Inc.	53	21,135

US Bancorp	149	8,820

Valero Energy Corp.	77	5,698

Ventas, Inc., REIT	578	32,033

VEREIT, Inc., REIT	365	17,470

Verizon Communications, Inc.	484	27,971

VICI Properties, Inc., REIT (a)	1,394	44,186

Vistra Common Equity *	5	80

Vistra Corp.	145	2,453

Vornado Realty Trust, REIT	331	15,155

Walgreens Boots Alliance, Inc.	148	7,865

Walmart, Inc.	39	5,443

WEC Energy Group, Inc.	107	10,438

Weingarten Realty Investors, REIT	647	20,918

Wells Fargo & Co.	454	20,433

Western Union Co. (The)	287	7,387

Whiting Petroleum Corp. *	188	7,544

Williams Cos., Inc. (The)	393	9,583

Xcel Energy, Inc.	340	24,270

Yum! Brands, Inc.	198	23,693

		2,361,884

Total Common Stocks (Cost $4,204,974)		5,368,095

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Corporate Bonds — 34.4%

Australia — 0.2%

Australia & New Zealand Banking Group Ltd.

(ICE LIBOR USD 3 Month + 0.49%), 0.67%, 11/21/2022 (e) (f)		250	252

(USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (e) (f) (g) (h)		10,853	12,703

FMG Resources August 2006 Pty. Ltd.

5.13%, 5/15/2024 (a) (f)		1,089	1,188

4.50%, 9/15/2027 (f)		121	131

4.38%, 4/1/2031 (f)		2,442	2,537

Macquarie Bank Ltd.

(ICE LIBOR USD 3 Month + 0.45%), 0.63%, 11/24/2021 (e) (f)		130	130

0.44%, 12/16/2022 (f)		196	196

Mineral Resources Ltd. 8.13%, 5/1/2027 (f)		450	499

Newcrest Finance Pty. Ltd. 4.20%, 5/13/2050 (f)		135	149

			17,785

Austria — 0.0% (c)

ams AG 7.00%, 7/31/2025 (f)		1,280	1,363

Azerbaijan — 0.1%

Southern Gas Corridor CJSC 6.88%, 3/24/2026 (b)		950	1,141

State Oil Co. of the Azerbaijan Republic

4.75%, 3/13/2023 (b)		686	725

6.95%, 3/18/2030 (b)		2,180	2,683

			4,549

Bahrain — 0.0% (c)

Oil and Gas Holding Co. BSCC (The) 7.50%, 10/25/2027 (b)		1,150	1,286

Belarus — 0.0% (c)

Development Bank of the Republic of Belarus JSC 6.75%, 5/2/2024 (f)		750	733

Belgium — 0.0% (c)

Anheuser-Busch InBev Worldwide, Inc.

4.38%, 4/15/2038		615	700

4.50%, 6/1/2050		1,045	1,198

KBC Group NV (EUR Swap Annual 5 Year + 4.69%), 4.75%, 3/5/2024 (b) (e) (g) (h)	EUR	1,200	1,546

			3,444

Brazil — 0.1%

Guara Norte SARL 5.20%, 6/15/2034 (f)		346	347

Klabin Austria GmbH 7.00%, 4/3/2049 (b)		1,150	1,406

MV24 Capital BV 6.75%, 6/1/2034 (f)		643	680

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	63

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Brazil — continued

Petrobras Global Finance BV 6.85%, 6/5/2115	300	316

Suzano Austria GmbH

6.00%, 1/15/2029	900	1,051

7.00%, 3/16/2047 (b)	220	283

Votorantim Cimentos International SA 7.25%, 4/5/2041 (b)	440	575

		4,658

Canada — 1.3%

1011778 BC ULC

4.25%, 5/15/2024 (f)	4,287	4,341

3.50%, 2/15/2029 (f)	1,546	1,507

4.00%, 10/15/2030 (f)	4,185	4,080

Advanz Pharma Corp. Ltd. 8.00%, 9/6/2024	2,095	2,132

Alimentation Couche-Tard, Inc. 3.80%, 1/25/2050 (f)	65	67

ATS Automation Tooling Systems, Inc. 4.13%, 12/15/2028 (f)	1,373	1,383

Bank of Montreal (SOFR + 0.27%), 0.28%, 4/14/2023 (e)	130	130

Bank of Nova Scotia (The)

(ICE LIBOR USD 3 Month + 2.65%), 4.65%, 10/12/2022 (e) (g) (h)	1,551	1,562

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.90%, 6/4/2025 (e) (g) (h)	2,323	2,494

Baytex Energy Corp. 8.75%, 4/1/2027 (f)	2,985	2,761

Bombardier, Inc. 6.00%, 10/15/2022 (f)	1,868	1,868

Cenovus Energy, Inc. 5.38%, 7/15/2025	4,837	5,500

Emera US Finance LP 4.75%, 6/15/2046	180	206

Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (e)	26,173	30,298

Enbridge, Inc.

4.50%, 6/10/2044	170	190

Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (e)	2,730	2,939

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (e)	5,351	5,801

Series 20-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 5.75%, 7/15/2080 (e)	13,544	14,937

GFL Environmental, Inc.

4.25%, 6/1/2025 (f)	2,670	2,750

3.75%, 8/1/2025 (f)	1,688	1,718

4.00%, 8/1/2028 (a) (f)	1,947	1,863

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canada — continued

MEG Energy Corp.

6.50%, 1/15/2025 (f)	4,437	4,584

7.13%, 2/1/2027 (f)	5,989	6,395

5.88%, 2/1/2029 (f)	1,159	1,188

Methanex Corp. 5.25%, 12/15/2029	350	370

National Bank of Canada 2.15%, 10/7/2022 (a) (f)	250	256

NOVA Chemicals Corp.

4.88%, 6/1/2024 (f)	6,055	6,383

5.00%, 5/1/2025 (f)	3,790	4,027

5.25%, 6/1/2027 (f)	4,811	5,112

4.25%, 5/15/2029 (f) (i)	3,479	3,444

Open Text Corp. 5.88%, 6/1/2026 (f)	1,781	1,837

Precision Drilling Corp.

7.75%, 12/15/2023	1,540	1,550

5.25%, 11/15/2024	484	465

7.13%, 1/15/2026 (a) (f)	3,749	3,711

Quebecor Media, Inc. 5.75%, 1/15/2023	6,263	6,694

Ritchie Bros Auctioneers, Inc. 5.38%, 1/15/2025 (f)	292	301

Rockpoint Gas Storage Canada Ltd. 7.00%, 3/31/2023 (f)	500	506

Rogers Communications, Inc. 3.70%, 11/15/2049	670	680

Stars Group Holdings BV 7.00%, 7/15/2026 (f)	3,931	4,108

Suncor Energy, Inc. 3.75%, 3/4/2051	365	365

Superior Plus LP 4.50%, 3/15/2029 (f)	1,621	1,652

TransAlta Corp.

4.50%, 11/15/2022	412	428

6.50%, 3/15/2040 (a)	73	84

TransCanada PipeLines Ltd. 4.75%, 5/15/2038	565	654

Transcanada Trust

Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (e)	5,204	5,776

(SOFR + 4.42%), 5.50%, 9/15/2079 (e)	9,787	10,597

Videotron Ltd.

5.38%, 6/15/2024 (f)	5,053	5,560

5.13%, 4/15/2027 (f)	4,520	4,774

		170,028

Cayman Islands — 0.0% (c)

Global Aircraft Leasing Co. Ltd. 7.25% (PIK), 9/15/2024 (f) (j)	4,328	4,287

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Chile — 0.0% (c)

Corp. Nacional del Cobre de Chile

4.88%, 11/4/2044 (b)	400	473

3.70%, 1/30/2050 (f)	1,400	1,415

Empresa Nacional del Petroleo 3.75%, 8/5/2026 (b)	1,000	1,049

		2,937

China — 0.0% (c)

Country Garden Holdings Co. Ltd. 3.30%, 1/12/2031 (b)	1,000	947

New Metro Global Ltd. 4.50%, 5/2/2026 (b)	700	683

Shimao Group Holdings Ltd. 3.45%, 1/11/2031 (b)	900	862

		2,492

Colombia — 0.0% (c)

Ecopetrol SA

5.88%, 9/18/2023	950	1,044

5.38%, 6/26/2026	1,160	1,302

7.38%, 9/18/2043	412	508

5.88%, 5/28/2045	730	777

		3,631

Costa Rica — 0.0% (c)

Instituto Costarricense de Electricidad 6.95%, 11/10/2021 (b)	790	801

Finland — 0.1%

Nordea Bank Abp (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%, 3/26/2026 (e) (f) (g) (h)	7,250	8,388

France — 0.8%

Altice France SA

7.38%, 5/1/2026 (f)	14,428	14,959

8.13%, 2/1/2027 (f)	4,609	5,053

5.13%, 7/15/2029 (f)	6,615	6,623

BNP Paribas SA 2.95%, 5/23/2022 (f)	226	232

BPCE SA 3.00%, 5/22/2022 (f)	250	257

Credit Agricole SA

3.38%, 1/10/2022 (f)	250	255

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (e) (f) (g) (h)	19,545	23,674

(GBP Swap 5 Year + 4.54%), 7.50%, 6/23/2026 (b) (e) (g) (h)	GBP 3,130	5,120

(EUR Swap Annual 5 Year + 4.37%), 4.00%, 12/23/2027 (b) (e) (g) (h)	EUR 1,000	1,313

2.81%, 1/11/2041 (f)	270	246

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

France — continued

Engie SA 2.88%, 10/10/2022 (f)	184	190

Societe Generale SA

(USD Swap Semi 5 Year + 6.24%), 7.37%, 9/13/2021 (e) (f) (g) (h)	14,603	14,864

(USD Swap Semi 5 Year + 4.98%), 7.88%, 12/18/2023 (e) (f) (g) (h)	1,680	1,880

(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (e) (f) (g) (h)	19,644	23,176

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (e) (f) (g) (h)	10,487	10,907

		108,749

Germany — 0.0% (c)

Bayer US Finance II LLC 4.88%, 6/25/2048 (f)	680	815

BMW US Capital LLC 3.80%, 4/6/2023 (f)	212	225

Daimler Finance North America LLC 2.55%, 8/15/2022 (f)	184	189

Deutsche Telekom AG 3.63%, 1/21/2050 (a) (f)	190	196

EMD Finance LLC 2.95%, 3/19/2022 (f)	92	94

Vertical US Newco, Inc. 5.25%, 7/15/2027 (f)	2,295	2,402

Volkswagen Group of America Finance LLC 0.75%, 11/23/2022 (f)	200	201

		4,122

Guatemala — 0.0% (c)

Energuate Trust 5.88%, 5/3/2027 (b)	1,147	1,207

India — 0.0% (c)

Reliance Industries Ltd. 5.40%, 2/14/2022 (b)	830	857

Indonesia — 0.1%

Indonesia Asahan Aluminium Persero PT

5.71%, 11/15/2023 (f)	990	1,088

6.53%, 11/15/2028 (f)	2,380	2,881

6.76%, 11/15/2048 (f)	250	319

6.76%, 11/15/2048 (b)	200	256

Minejesa Capital BV 4.63%, 8/10/2030 (f)	824	866

Pertamina Persero PT

4.30%, 5/20/2023 (b)	260	276

3.10%, 1/21/2030 (a) (f)	450	457

6.00%, 5/3/2042 (b)	880	1,058

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara

4.13%, 5/15/2027 (b)	680	732

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	65

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Indonesia — continued

6.25%, 1/25/2049 (b)	810	1,012

4.88%, 7/17/2049 (b)	500	535

4.00%, 6/30/2050 (b)	270	260

		9,740

Ireland — 0.1%

AerCap Global Aviation Trust (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (e) (f)	7,463	7,948

AerCap Holdings NV

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.54%), 5.87%, 10/10/2079 (e)	7,459	7,785

Park Aerospace Holdings Ltd. 5.50%, 2/15/2024 (f)	2	2

		15,735

Israel — 0.0% (c)

Energean Israel Finance Ltd.

4.88%, 3/30/2026 (b)	210	217

5.38%, 3/30/2028 (b)	220	227

		444

Italy — 0.2%

Enel SpA (USD Swap Semi 5 Year + 5.88%), 8.75%, 9/24/2073 (e) (f)	2,430	2,837

Telecom Italia Capital SA

6.38%, 11/15/2033	4,011	4,713

6.00%, 9/30/2034	4,901	5,516

7.72%, 6/4/2038	1,500	1,965

Telecom Italia SpA 5.30%, 5/30/2024 (f)	3,510	3,834

UniCredit SpA (EURIBOR ICE Swap Rate 5 Year + 4.08%), 3.87%, 6/3/2027 (b) (e) (g) (h)	EUR 3,470	3,874

		22,739

Japan — 0.1%

Daiwa Securities Group, Inc. 3.13%, 4/19/2022 (f)	109	112

Mitsubishi UFJ Financial Group, Inc.

3.22%, 3/7/2022	184	189

(ICE LIBOR USD 3 Month + 0.86%), 1.04%, 7/26/2023 (e)	32	32

3.41%, 3/7/2024	90	97

Mizuho Financial Group, Inc. 2.60%, 9/11/2022	350	361

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Japan — continued

Nippon Life Insurance Co.

(USD ICE Swap Rate 5 Year + 3.65%), 5.10%, 10/16/2044 (e) (f)	2,887	3,219

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 2.75%, 1/21/2051 (e) (f)	3,620	3,493

NTT Finance Corp. 0.37%, 3/3/2023 (f)	200	200

Sumitomo Life Insurance Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.75%), 3.38%, 4/15/2081 (e) (f)	2,620	2,641

Sumitomo Mitsui Financial Group, Inc. 2.78%, 7/12/2022	302	311

Takeda Pharmaceutical Co. Ltd. 3.03%, 7/9/2040	660	645

		11,300

Kazakhstan — 0.1%

Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (b)	1,545	2,069

KazMunayGas National Co. JSC

4.75%, 4/24/2025 (f)	550	618

4.75%, 4/19/2027 (b)	500	569

5.75%, 4/19/2047 (b)	1,380	1,657

6.38%, 10/24/2048 (b)	1,040	1,337

Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/2026 (b)	800	853

		7,103

Luxembourg — 0.5%

Altice Financing SA 7.50%, 5/15/2026 (f)	10,355	10,758

Altice France Holding SA

10.50%, 5/15/2027 (f)	8,469	9,540

6.00%, 2/15/2028 (f)	1,845	1,831

INEOS Group Holdings SA 5.63%, 8/1/2024 (a) (f)	9,470	9,534

Intelsat Jackson Holdings SA

5.50%, 8/1/2023 (k)	10,554	6,458

8.00%, 2/15/2024 (f) (k) (l)	8,800	9,097

8.50%, 10/15/2024 (f) (k)	16,148	10,012

9.75%, 7/15/2025 (f) (k)	1,585	988

		58,218

Mexico — 0.1%

Alfa SAB de CV 6.88%, 3/25/2044 (f)	712	902

BBVA Bancomer SA 6.75%, 9/30/2022 (b)	900	966

Petroleos Mexicanos

5.38%, 3/13/2022	2,850	2,922

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Mexico — continued

6.88%, 8/4/2026	505	545

6.49%, 1/23/2027	247	261

5.35%, 2/12/2028	1,900	1,860

6.50%, 1/23/2029	420	426

5.63%, 1/23/2046	1,999	1,613

6.75%, 9/21/2047	850	752

6.35%, 2/12/2048	500	425

7.69%, 1/23/2050	1,402	1,349

6.95%, 1/28/2060	2,100	1,847

		13,868

Morocco — 0.0% (c)

OCP SA

5.63%, 4/25/2024 (b)	1,080	1,172

6.88%, 4/25/2044 (b)	1,030	1,242

		2,414

Netherlands — 0.3%

ABN AMRO Bank NV

(ICE LIBOR USD 3 Month + 0.57%), 0.76%, 8/27/2021 (e) (f)	700	701

(EUR Swap Annual 5 Year + 4.67%), 4.37%, 9/22/2025 (b) (e) (g) (h)	EUR 5,100	6,590

Cooperatieve Rabobank UA

(EUR Swap Annual 5 Year + 6.70%), 6.62%, 6/29/2021 (b) (e) (g) (h)	EUR 2,000	2,429

(EUR Swap Annual 5 Year + 4.68%), 4.37%, 6/29/2027 (b) (e) (g) (h)	EUR 7,200	9,565

ING Groep NV

3.15%, 3/29/2022 (a)	244	250

(USD ICE Swap Rate 5 Year + 5.12%), 6.87%, 4/16/2022 (b) (e) (g) (h)	7,168	7,473

Nouryon Holding BV 8.00%, 10/1/2026 (a) (f)	4,665	4,957

Shell International Finance BV 4.00%, 5/10/2046	370	416

Trivium Packaging Finance BV

5.50%, 8/15/2026 (f) (l)	2,741	2,868

8.50%, 8/15/2027 (f) (l)	2,181	2,333

		37,582

Norway — 0.0% (c)

DNB Bank ASA (USD Swap Semi 5 Year + 5.08%), 6.50%, 3/26/2022 (b) (e) (g) (h)	2,973	3,096

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Panama — 0.0% (c)

AES Panama Generation Holdings SRL 4.38%, 5/31/2030 (f)	960	992

Empresa de Transmision Electrica SA 5.13%, 5/2/2049 (f)	580	636

		1,628

Paraguay — 0.0% (c)

Bioceanico Sovereign Certificate Ltd. Zero Coupon, 6/5/2034 (f)	413	301

Peru — 0.0% (c)

Nexa Resources SA 5.38%, 5/4/2027 (b)	580	615

Petroleos del Peru SA

4.75%, 6/19/2032 (f)	900	915

5.63%, 6/19/2047 (b)	600	612

Southern Copper Corp. 5.88%, 4/23/2045	185	243

		2,385

Qatar — 0.0% (c)

ABQ Finance Ltd. 3.50%, 2/22/2022 (b)	720	734

Saudi Arabia — 0.0% (c)

Saudi Arabian Oil Co.

1.63%, 11/24/2025 (f)	200	202

2.25%, 11/24/2030 (f)	397	382

3.25%, 11/24/2050 (f)	350	319

3.50%, 11/24/2070 (f)	1,104	1,002

		1,905

South Africa — 0.0% (c)

Eskom Holdings SOC Ltd.

6.75%, 8/6/2023 (b)	430	449

7.13%, 2/11/2025 (b)	650	681

		1,130

South Korea — 0.0% (c)

Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2022 (b) (e) (g) (h)	1,150	1,164

Spain — 0.0% (c)

Banco Bilbao Vizcaya Argentaria SA (EUR Swap Annual 5 Year + 6.04%), 6.00%, 3/29/2024 (b) (e) (g) (h)	EUR 2,000	2,625

Banco Santander SA (ICE LIBOR USD 3 Month + 1.12%), 1.31%, 4/12/2023 (e)	200	203

Telefonica Emisiones SA 4.90%, 3/6/2048	980	1,123

		3,951

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	67

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Sweden — 0.0% (c)

Skandinaviska Enskilda Banken AB 3.05%, 3/25/2022 (f)	366	375

Svenska Handelsbanken AB

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.69%), 6.25%, 3/1/2024 (b) (e) (g) (h)	600	661

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (b) (e) (g) (h)	2,600	2,730

		3,766

Switzerland — 0.7%

Cloverie plc for Zurich Insurance Co. Ltd. (ICE LIBOR USD 3 Month + 4.92%), 5.63%, 6/24/2046 (b) (e)	1,600	1,843

Credit Suisse AG

(SOFR + 0.45%), 0.46%, 2/4/2022 (e)	250	250

1.00%, 5/5/2023	250	252

Credit Suisse Group AG

(USD Swap Semi 5 Year + 5.11%), 7.13%, 7/29/2022 (b) (e) (g) (h)	6,820	7,114

(USD Swap Semi 5 Year + 4.60%), 7.50%, 7/17/2023 (e) (f) (g) (h)	630	674

(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (e) (f) (g) (h)	11,691	12,860

(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (e) (f) (g) (h)	19,875	21,461

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%, 8/21/2026 (e) (f) (g) (h)	11,234	12,215

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.89%), 5.25%, 2/11/2027 (e) (f) (g) (h)	6,696	6,955

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.55%), 4.50%, 9/3/2030 (e) (f) (g) (h)	1,650	1,576

UBS AG 1.75%, 4/21/2022 (a) (f)	330	334

UBS Group AG

(USD Swap Semi 5 Year + 4.34%), 7.00%, 1/31/2024 (e) (f) (g) (h)	13,114	14,467

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (b) (e) (g) (h)	8,000	9,220

(USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (b) (e) (g) (h)	5,805	6,596

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.86%), 5.12%, 7/29/2026 (b) (e) (g) (h)	1,577	1,689

		97,506

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Trinidad and Tobago — 0.0% (c)

Trinidad Petroleum Holdings Ltd. 9.75%, 6/15/2026 (f)	1,565	1,751

Tunisia — 0.0% (c)

Banque Centrale de Tunisie International Bond 5.75%, 1/30/2025 (b)	600	560

Turkey — 0.0% (c)

Turkcell Iletisim Hizmetleri A/S 5.80%, 4/11/2028 (b)	660	690

United Arab Emirates — 0.0% (c)

DAE Funding LLC 4.50%, 8/1/2022 (a) (f)	1,205	1,214

MDGH — GMTN BV 3.70%, 11/7/2049 (b)	600	622

Telford Offshore Ltd. 12.00% (PIK), 12/31/2164 (g) (h) (j)	1,384	5

		1,841

United Kingdom — 0.9%

Ashtead Capital, Inc.

4.13%, 8/15/2025 (f)	2,645	2,717

4.38%, 8/15/2027 (a) (f)	500	524

AstraZeneca plc 2.13%, 8/6/2050	1,895	1,537

Barclays plc

(USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (e) (g) (h)	2,569	2,826

4.84%, 5/9/2028	1,277	1,436

(ICE LIBOR USD 3 Month + 3.05%), 5.09%, 6/20/2030 (e)	1,190	1,367

BAT Capital Corp. 4.76%, 9/6/2049 (a)	1,605	1,626

BP Capital Markets plc

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (e) (g) (h)	4,196	4,469

(EUR Swap Annual 5 Year + 4.12%), 3.62%, 3/22/2029 (b) (e) (g) (h)	EUR 7,400	9,685

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (e) (g) (h)	17,849	19,161

CK Hutchison International 16 Ltd. 1.88%, 10/3/2021 (f)	330	332

HSBC Holdings plc

(EUR Swap Annual 5 Year + 5.34%), 6.00%, 9/29/2023 (b) (e) (g) (h)	EUR 3,970	5,250

(USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (e) (g) (h)	6,827	7,558

(USD ICE Swap Rate 5 Year + 3.75%), 6.00%, 5/22/2027 (e) (g) (h)	1,160	1,279

(USD ICE Swap Rate 5 Year + 3.61%), 6.50%, 3/23/2028 (e) (g) (h)	9,570	10,874

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United Kingdom — continued

(EUR Swap Annual 5 Year + 3.84%), 4.75%, 7/4/2029 (b) (e) (g) (h)	EUR 1,918	2,591

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.65%), 4.60%, 12/17/2030 (e) (g) (h)	5,880	5,968

6.10%, 1/14/2042	415	586

INEOS Quattro Finance 2 plc 3.38%, 1/15/2026 (f)	1,685	1,683

Jaguar Land Rover Automotive plc 5.63%, 2/1/2023 (a) (f)	500	504

Lloyds Banking Group plc (ICE LIBOR USD 3 Month + 1.25%), 2.86%, 3/17/2023 (e)	250	255

Nationwide Building Society 0.55%, 1/22/2024 (f)	200	199

(U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.39%), 5.87%, 12/20/2024 (b) (e) (g) (h)	GBP 200	304

(U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.63%), 5.75%, 6/20/2027 (b) (e) (g) (h)	GBP 4,470	6,876

Natwest Group plc (USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (e) (g) (h)	1,566	1,597

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (e) (g) (h)	2,641	2,921

Reckitt Benckiser Treasury Services plc (ICE LIBOR USD 3 Month + 0.56%), 0.75%, 6/24/2022 (a) (e) (f)	252	253

Rolls-Royce plc 5.75%, 10/15/2027 (f)	2,232	2,394

Sky Ltd. 3.13%, 11/26/2022 (f)	77	80

Standard Chartered plc (ICE LIBOR USD 3 Month + 1.15%), 1.34%, 1/20/2023 (e) (f)	250	251

TechnipFMC plc 6.50%, 2/1/2026 (f)	491	524

Virgin Media Secured Finance plc

5.50%, 8/15/2026 (f)	2,545	2,641

5.50%, 5/15/2029 (f)	6,525	6,977

Vodafone Group plc

2.50%, 9/26/2022	123	127

4.38%, 2/19/2043 (a)	965	1,097

(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (e)	7,333	8,938

		117,407

United States — 28.7%

7-Eleven, Inc. (ICE LIBOR USD 3 Month + 0.45%), 0.65%, 8/10/2022 (e) (f)	146	146

0.63%, 2/10/2023 (f)	86	86

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

AbbVie, Inc.

2.15%, 11/19/2021	160	162

4.25%, 11/21/2049	910	1,031

Abercrombie & Fitch Management Co. 8.75%, 7/15/2025 (f)	450	499

Acadia Healthcare Co., Inc. 5.00%, 4/15/2029 (f)	1,368	1,414

ACCO Brands Corp. 4.25%, 3/15/2029 (f)	4,810	4,732

ACI Worldwide, Inc. 5.75%, 8/15/2026 (f)	3,105	3,264

Activision Blizzard, Inc. 2.50%, 9/15/2050	170	146

AdaptHealth LLC

6.13%, 8/1/2028 (f)	450	472

4.63%, 8/1/2029 (f)	1,128	1,122

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a) (f)	1,876	1,925

Adient US LLC

9.00%, 4/15/2025 (f)	1,155	1,280

7.00%, 5/15/2026 (f)	54	58

ADT Security Corp. (The)

4.13%, 6/15/2023	1,398	1,464

4.88%, 7/15/2032 (f)	6,428	6,728

Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (f)	159	166

AECOM 5.88%, 10/15/2024	346	388

Aetna, Inc. 3.88%, 8/15/2047	620	661

Albertsons Cos., Inc.

3.50%, 2/15/2023 (f)	2,005	2,060

5.75%, 3/15/2025	698	720

3.25%, 3/15/2026 (f)	3,540	3,537

7.50%, 3/15/2026 (f)	2,170	2,387

4.63%, 1/15/2027 (f)	7,060	7,342

5.88%, 2/15/2028 (f)	3,316	3,532

3.50%, 3/15/2029 (f)	6,608	6,344

4.88%, 2/15/2030 (f)	2,850	2,967

Alcoa Nederland Holding BV

7.00%, 9/30/2026 (f)	1,650	1,736

5.50%, 12/15/2027 (f)	6,325	6,847

Allegheny Technologies, Inc. 5.88%, 12/1/2027 (a)	1,861	1,966

Alliance Resource Operating Partners LP 7.50%, 5/1/2025 (f)	200	189

Allied Universal Holdco LLC

6.63%, 7/15/2026 (f)	1,996	2,111

9.75%, 7/15/2027 (f)	907	995

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	69

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Allison Transmission, Inc.

4.75%, 10/1/2027 (f)	2,545	2,663

5.88%, 6/1/2029 (f)	4,125	4,460

3.75%, 1/30/2031 (a) (f)	3,230	3,117

Allstate Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 8/15/2053 (e)	5,429	5,833

Ally Financial, Inc.

4.63%, 5/19/2022	4,061	4,232

5.13%, 9/30/2024	1,908	2,164

4.63%, 3/30/2025 (a)	6,278	7,027

5.75%, 11/20/2025	5,333	6,111

8.00%, 11/1/2031	2,055	2,890

Altria Group, Inc.

4.75%, 5/5/2021	124	124

4.45%, 5/6/2050	730	739

AMC Entertainment Holdings, Inc.

10.50%, 4/24/2026 (f)	2,786	2,932

12.00% (PIK), 6/15/2026 (a) (f) (j)	7,744	6,287

AMC Networks, Inc.

5.00%, 4/1/2024	1,288	1,305

4.75%, 8/1/2025 (a)	1,336	1,376

American Airlines Group, Inc. 3.75%, 3/1/2025 (f)	84	74

American Airlines, Inc.

11.75%, 7/15/2025 (f)	294	368

5.50%, 4/20/2026 (f)	5,694	5,979

5.75%, 4/20/2029 (f)	4,935	5,288

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025 (a)	12,483	12,926

6.25%, 3/15/2026 (a)	8,893	9,132

6.50%, 4/1/2027 (a)	4,642	4,903

6.88%, 7/1/2028 (a)	1,272	1,360

American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (f)	4,195	4,258

American Express Co.

Series C, (ICE LIBOR USD 3 Month + 3.29%), 3.47%, 6/15/2021 (e) (g) (h)	1,973	1,962

Series B, (ICE LIBOR USD 3 Month + 3.43%), 3.62%, 8/15/2021 (e) (g) (h)	1,818	1,818

(ICE LIBOR USD 3 Month + 0.61%), 0.82%, 8/1/2022 (a) (e)	87	87

2.65%, 12/2/2022	159	165

American Honda Finance Corp.

(ICE LIBOR USD 3 Month + 0.61%), 0.80%, 9/9/2021 (e)	99	99

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

0.40%, 10/21/2022	65	65

(ICE LIBOR USD 3 Month + 0.47%), 0.66%, 11/16/2022 (e)	28	28

American International Group, Inc. Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (e)	4,853	5,490

American Tower Corp.

REIT, 3.70%, 10/15/2049	315	326

REIT, 3.10%, 6/15/2050	840	783

AmeriGas Partners LP

5.63%, 5/20/2024	515	573

5.50%, 5/20/2025	5,898	6,554

5.88%, 8/20/2026	2,714	3,036

5.75%, 5/20/2027	1,424	1,593

AmerisourceBergen Corp. 0.74%, 3/15/2023	63	63

Amgen, Inc.

3.63%, 5/15/2022	239	245

3.15%, 2/21/2040 (a)	180	180

Amkor Technology, Inc. 6.63%, 9/15/2027 (f)	3,941	4,242

AMN Healthcare, Inc. 4.63%, 10/1/2027 (f)	450	465

Amsted Industries, Inc. 5.63%, 7/1/2027 (f)	1,629	1,727

Analog Devices, Inc. 2.50%, 12/5/2021	95	96

Antero Midstream Partners LP

5.38%, 9/15/2024	2,975	3,023

7.88%, 5/15/2026 (f)	3,324	3,623

5.75%, 3/1/2027 (f)	490	496

5.75%, 1/15/2028 (f)	1,990	2,028

Antero Resources Corp.

5.63%, 6/1/2023	6,797	6,823

8.38%, 7/15/2026 (f)	2,754	3,092

7.63%, 2/1/2029 (f)	887	962

Anthem, Inc. 3.13%, 5/15/2050	680	654

Apache Corp.

4.63%, 11/15/2025 (a)	737	779

4.88%, 11/15/2027	1,517	1,601

Aramark Services, Inc. 5.00%, 2/1/2028 (a) (f)	7,840	8,203

Arches Buyer, Inc.

4.25%, 6/1/2028 (f)	1,780	1,773

6.13%, 12/1/2028 (f)	634	650

Archrock Partners LP 6.88%, 4/1/2027 (f)	472	502

Arconic Corp.

6.00%, 5/15/2025 (a) (f)	2,269	2,422

6.13%, 2/15/2028 (f)	3,102	3,296

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Ardagh Packaging Finance plc

6.00%, 2/15/2025 (f)	4,132	4,263

5.25%, 8/15/2027 (f)	12,645	12,925

Asbury Automotive Group, Inc.

4.50%, 3/1/2028	412	425

4.75%, 3/1/2030	385	402

AT&T, Inc.

Series B, (EURIBOR ICE Swap Rate 5 Year + 3.14%), 2.87%, 3/2/2025 (e) (g) (h)	EUR 700	844

3.50%, 6/1/2041	300	295

3.85%, 6/1/2060	605	581

3.50%, 2/1/2061	735	669

Athene Global Funding 0.95%, 1/8/2024 (a) (f)	133	133

Atmos Energy Corp. (ICE LIBOR USD 3 Month + 0.38%), 0.57%, 3/9/2023 (e)	250	250

AutoZone, Inc. 3.70%, 4/15/2022	160	164

Avantor Funding, Inc. 4.63%, 7/15/2028 (f)	6,184	6,478

Avis Budget Car Rental LLC

5.25%, 3/15/2025 (a) (f)	5,101	5,177

5.75%, 7/15/2027 (a) (f)	5,358	5,673

4.75%, 4/1/2028 (f)	5,455	5,651

5.38%, 3/1/2029 (f)	2,711	2,823

Axalta Coating Systems LLC

4.75%, 6/15/2027 (f)	2,233	2,339

3.38%, 2/15/2029 (f)	3,629	3,527

B&G Foods, Inc. 5.25%, 4/1/2025	7,153	7,363

Baker Hughes a GE Co. LLC 4.08%, 12/15/2047	800	859

Bank of America Corp.

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (e)	54	55

Series U, (ICE LIBOR USD 3 Month + 3.14%), 5.20%, 6/1/2023 (e) (g) (h)	8,299	8,662

Series JJ, (ICE LIBOR USD 3 Month + 3.30%), 5.12%, 6/20/2024 (e) (g) (h)	3,589	3,869

Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (e) (g) (h)	11,439	12,755

Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (e) (g) (h)	7,182	8,279

Series MM, (ICE LIBOR USD 3 Month + 2.66%), 4.30%, 1/28/2025 (e) (g) (h)	11,660	12,010

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (e) (g) (h)	6,667	7,475

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (e) (g) (h)	1,250	1,402

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (e) (g) (h)	19,910	23,289

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (e) (g) (h)	18,929	21,346

(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 3/20/2051 (e)	965	1,083

Bank of New York Mellon Corp. (The)

Series E, (ICE LIBOR USD 3 Month + 3.42%), 3.61%, 6/20/2021 (e) (g) (h)	2,111	2,108

Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 6/20/2023 (e) (g) (h)	6,160	6,268

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.36%), 4.70%, 9/20/2025 (e) (g) (h)	2,095	2,310

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 3.70%, 3/20/2026 (e) (g) (h)	2,910	3,034

Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (e) (g) (h)	12,308	13,083

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (f)	4,876	5,401

8.50%, 1/31/2027 (f)	5,791	6,450

Bausch Health Cos., Inc.

7.00%, 3/15/2024 (f)	10,903	11,176

6.13%, 4/15/2025 (a) (f)	21,707	22,164

5.50%, 11/1/2025 (f)	10,586	10,917

9.00%, 12/15/2025 (f)	23,732	25,754

5.75%, 8/15/2027 (f)	965	1,035

7.00%, 1/15/2028 (f)	3,489	3,794

5.00%, 1/30/2028 (f)	2,065	2,096

5.00%, 2/15/2029 (f)	4,668	4,675

7.25%, 5/30/2029 (f)	1,679	1,861

5.25%, 1/30/2030 (f)	3,476	3,493

5.25%, 2/15/2031 (f)	3,262	3,266

Baxter International, Inc. 3.50%, 8/15/2046	695	745

Bed Bath & Beyond, Inc.

3.75%, 8/1/2024 (a)	400	411

4.92%, 8/1/2034	100	93

Berry Global, Inc.

5.13%, 7/15/2023 (a)	652	655

4.88%, 7/15/2026 (f)	6,914	7,323

Big River Steel LLC 6.63%, 1/31/2029 (f)	2,088	2,255

Biogen, Inc.

3.63%, 9/15/2022	179	188

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	71

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

3.15%, 5/1/2050	1,160	1,058

Black Knight InfoServ LLC 3.63%, 9/1/2028 (f)	2,242	2,192

Blue Racer Midstream LLC

7.63%, 12/15/2025 (f)	1,522	1,645

6.63%, 7/15/2026 (f)	1,510	1,559

Boise Cascade Co. 4.88%, 7/1/2030 (f)	444	471

Booz Allen Hamilton, Inc. 3.88%, 9/1/2028 (f)	1,882	1,877

Boyd Gaming Corp.

6.38%, 4/1/2026	1,760	1,817

6.00%, 8/15/2026	3,419	3,547

Boyne USA, Inc. 4.75%, 5/15/2029 (f)	2,786	2,863

BP Capital Markets America, Inc.

3.25%, 5/6/2022 (a)	195	201

3.00%, 2/24/2050	735	679

Brighthouse Financial Global Funding 1.00%, 4/12/2024 (f)	27	27

Brink’s Co. (The)

5.50%, 7/15/2025 (f)	1,890	1,994

4.63%, 10/15/2027 (f)	5,525	5,760

Broadcom, Inc.

4.30%, 11/15/2032 (a)	690	761

3.50%, 2/15/2041 (f)	866	836

Buckeye Partners LP

4.13%, 3/1/2025 (f)	3,620	3,710

3.95%, 12/1/2026	200	200

4.13%, 12/1/2027	2,947	2,910

4.50%, 3/1/2028 (f)	3,620	3,625

Builders FirstSource, Inc. 5.00%, 3/1/2030 (f)	2,130	2,260

Burlington Coat Factory Warehouse Corp. 6.25%, 4/15/2025 (f)	450	478

Burlington Northern Santa Fe LLC 3.05%, 3/15/2022	32	33

BWX Technologies, Inc.

5.38%, 7/15/2026 (f)	3,360	3,467

4.13%, 6/30/2028 (f)	1,866	1,899

4.13%, 4/15/2029 (f)	4,624	4,751

BY Crown Parent LLC 4.25%, 1/31/2026 (f)	1,406	1,473

Cable One, Inc. 4.00%, 11/15/2030 (f)	450	443

Caesars Resort Collection LLC 5.25%, 10/15/2025 (f)	985	993

California Resources Corp. 7.13%, 2/1/2026 (f)	3,542	3,628

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Callon Petroleum Co. 6.25%, 4/15/2023	2,653	2,520

Calpine Corp.

5.25%, 6/1/2026 (f)	4,138	4,248

4.63%, 2/1/2029 (f)	1,122	1,105

5.00%, 2/1/2031 (f)	1,502	1,479

3.75%, 3/1/2031 (f)	50	48

Capital One Financial Corp. (ICE LIBOR USD 3 Month + 0.95%), 1.14%, 3/9/2022 (e)	250	252

Cardinal Health, Inc. 2.62%, 6/15/2022 (a)	123	126

Carnival Corp.

11.50%, 4/1/2023 (f)	1,548	1,779

10.50%, 2/1/2026 (f)	742	875

Carpenter Technology Corp. 6.38%, 7/15/2028	1,466	1,608

Catalent Pharma Solutions, Inc.

5.00%, 7/15/2027 (f)	2,038	2,132

3.13%, 2/15/2029 (f)	940	910

Caterpillar Financial Services Corp. (ICE LIBOR USD 3 Month + 0.28%), 0.46%, 9/7/2021 (e)	308	308

CCO Holdings LLC

5.75%, 2/15/2026 (f)	14,454	14,960

5.50%, 5/1/2026 (f)	17,215	17,766

5.13%, 5/1/2027 (f)	35,630	37,289

5.00%, 2/1/2028 (f)	11,959	12,497

5.38%, 6/1/2029 (a) (f)	1,758	1,908

4.75%, 3/1/2030 (a) (f)	11,296	11,790

4.25%, 2/1/2031 (f)	10,261	10,261

CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (f)	4,976	5,312

CDK Global, Inc. 5.25%, 5/15/2029 (f)	7,151	7,669

CDW LLC

5.50%, 12/1/2024	635	701

4.25%, 4/1/2028	7,836	8,169

3.25%, 2/15/2029	1,372	1,360

Cedar Fair LP

5.50%, 5/1/2025 (f)	1,455	1,524

5.38%, 4/15/2027	160	165

5.25%, 7/15/2029	1,395	1,434

Centene Corp.

5.38%, 6/1/2026 (f)	2,239	2,333

4.25%, 12/15/2027	11,634	12,194

4.63%, 12/15/2029 (a)	16,770	18,153

3.38%, 2/15/2030	5,040	5,059

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Centennial Resource Production LLC 5.38%, 1/15/2026 (f)	399	374

CenterPoint Energy Resources Corp. (ICE LIBOR USD 3 Month + 0.50%), 0.68%, 3/2/2023 (e)	88	88

CenterPoint Energy, Inc.

3.60%, 11/1/2021	123	125

Series A, (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (e) (g) (h)	5,558	5,926

Central Garden & Pet Co.

5.13%, 2/1/2028	4,900	5,194

4.13%, 10/15/2030	2,059	2,124

Charles Schwab Corp. (The)

(SOFR + 0.50%), 0.51%, 3/18/2024 (e)	131	132

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 5.38%, 6/1/2025 (e) (g) (h)	6,566	7,301

Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (e) (g) (h)	17,760	18,249

Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/1/2027 (e) (g) (h)	13,722	14,528

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (e) (g) (h)	21,664	21,945

Chemours Co. (The)

7.00%, 5/15/2025	7,650	7,870

5.75%, 11/15/2028 (f)	1,557	1,654

Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	2,005	2,295

Cheniere Energy Partners LP

5.63%, 10/1/2026	1,278	1,332

4.50%, 10/1/2029 (a)	4,325	4,514

4.00%, 3/1/2031 (f)	2,666	2,713

Cheniere Energy, Inc. 4.63%, 10/15/2028 (f)	7,790	8,122

Chesapeake Energy Corp.

5.50%, 2/1/2026 (f)	1,354	1,428

5.88%, 2/1/2029 (f)	1,354	1,459

Chevron USA, Inc. 2.34%, 8/12/2050 (a)	415	352

Chubb INA Holdings, Inc. 2.88%, 11/3/2022	52	54

Cigna Corp. 3.40%, 3/15/2051	180	179

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (f)	5,756	5,943

8.00%, 10/15/2025 (f)	2,625	2,783

Cinemark USA, Inc.

4.88%, 6/1/2023	5,466	5,459

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

8.75%, 5/1/2025 (f)	1,000	1,089

CIT Group, Inc.

4.75%, 2/16/2024 (a)	1,001	1,089

5.25%, 3/7/2025	4,078	4,603

6.13%, 3/9/2028	1,838	2,229

Citigroup, Inc.

Series R, (ICE LIBOR USD 3 Month + 4.48%), 4.68%, 5/17/2021 (e) (g) (h)	1,151	1,152

2.75%, 4/25/2022	307	314

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (a) (e) (g) (h)	11,818	12,498

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (e) (g) (h)	4,000	4,230

(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (e) (g) (h)	4,043	4,265

Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 5/15/2023 (e) (g) (h)	1,500	1,549

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (e) (g) (h)	20,542	22,101

Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (e) (g) (h)	18,810	19,750

Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (e) (g) (h)	17,009	17,325

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (e) (g) (h)	12,483	13,598

Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (e) (g) (h)	19,449	19,698

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (e) (g) (h)	7,550	7,559

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (a) (e) (g) (h)	9,744	11,355

(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 4/24/2048 (e)	222	262

Citizens Financial Group, Inc.

Series A, (ICE LIBOR USD 3 Month + 3.96%), 4.15%, 7/6/2021 (e) (g) (h)	3,172	3,172

Series B, (ICE LIBOR USD 3 Month + 3.00%), 6.00%, 7/6/2023 (e) (g) (h)	3,001	3,117

Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024 (e) (g) (h)	5,409	5,849

Clarios Global LP

6.75%, 5/15/2025 (f)	1,773	1,904

6.25%, 5/15/2026 (f)	4,076	4,323

Clean Harbors, Inc. 4.88%, 7/15/2027 (f)	785	817

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	73

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Clear Channel Outdoor Holdings, Inc. 7.75%, 4/15/2028 (a) (f)	4,638	4,775

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024	10,320	10,771

5.13%, 8/15/2027 (a) (f)	7,188	7,296

Clearway Energy Operating LLC 5.00%, 9/15/2026	2,612	2,697

Cleveland-Cliffs, Inc.

4.63%, 3/1/2029 (f)	3,158	3,217

4.88%, 3/1/2031 (f)	2,257	2,297

Clorox Co. (The) 3.05%, 9/15/2022	23	24

CMS Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050 (e)	4,749	5,212

CNX Resources Corp. 6.00%, 1/15/2029 (f)	2,233	2,383

Colfax Corp. 6.38%, 2/15/2026 (f)	363	385

Comcast Corp. 3.75%, 4/1/2040	590	651

Commercial Metals Co. 5.38%, 7/15/2027	1,290	1,367

CommScope Technologies LLC

6.00%, 6/15/2025 (f)	7,185	7,311

5.00%, 3/15/2027 (f)	2,405	2,382

CommScope, Inc.

5.50%, 3/1/2024 (f)	1,923	1,982

6.00%, 3/1/2026 (f)	9,090	9,578

8.25%, 3/1/2027 (f)	10,160	10,884

Community Health Systems, Inc.

6.63%, 2/15/2025 (f)	200	211

8.00%, 3/15/2026 (f)	1,693	1,824

5.63%, 3/15/2027 (f)	3,918	4,153

8.00%, 12/15/2027 (a) (f)	150	165

6.00%, 1/15/2029 (f)	1,959	2,062

4.75%, 2/15/2031 (f)	3,315	3,290

Comstock Resources, Inc.

7.50%, 5/15/2025 (f)	1,278	1,320

6.75%, 3/1/2029 (f)	7,197	7,352

Consolidated Edison, Inc. 2.00%, 5/15/2021	75	75

Constellation Brands, Inc. 4.50%, 5/9/2047	380	442

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (a) (f)	2,652	2,559

Constellium SE 5.75%, 5/15/2024 (f)	466	469

Continental Resources, Inc. 5.75%, 1/15/2031 (a) (f)	5,061	5,871

Cooper-Standard Automotive, Inc.

13.00%, 6/1/2024 (f)	3,445	3,927

5.63%, 11/15/2026 (f)	7,311	6,361

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

CoreCivic, Inc.

5.00%, 10/15/2022	430	452

8.25%, 4/15/2026	4,488	4,510

Corning, Inc. 5.35%, 11/15/2048 (a)	130	169

Coty, Inc.

5.00%, 4/15/2026 (f)	2,793	2,826

6.50%, 4/15/2026 (a) (f)	2,377	2,392

Cox Communications, Inc. 2.95%, 10/1/2050 (f)	495	451

Crestwood Midstream Partners LP

5.75%, 4/1/2025 (a)	5,719	5,869

5.63%, 5/1/2027 (f)	2,355	2,396

Crown Americas LLC 4.75%, 2/1/2026	681	707

Crown Castle International Corp. REIT, 2.90%, 4/1/2041	735	684

CSC Holdings LLC

6.75%, 11/15/2021	2,089	2,147

5.88%, 9/15/2022	1,585	1,665

5.25%, 6/1/2024	1,349	1,460

5.50%, 5/15/2026 (f)	6,208	6,384

5.50%, 4/15/2027 (f)	5,420	5,683

5.38%, 2/1/2028 (f)	2,010	2,115

7.50%, 4/1/2028 (f)	2,260	2,489

6.50%, 2/1/2029 (f)	5,444	6,016

4.50%, 11/15/2031 (f) (i)	4,903	4,903

Cumulus Media New Holdings, Inc. 6.75%, 7/1/2026 (f)	490	502

Curo Group Holdings Corp. 8.25%, 9/1/2025 (f)	5,834	5,975

CVR Energy, Inc. 5.25%, 2/15/2025 (f)	550	553

CVR Partners LP 9.25%, 6/15/2023 (f)	13,017	13,115

CVS Health Corp.

3.50%, 7/20/2022	120	124

4.78%, 3/25/2038	615	735

5.30%, 12/5/2043	695	881

5.05%, 3/25/2048	540	664

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (f)	6,145	6,368

Dana, Inc.

5.38%, 11/15/2027	895	953

5.63%, 6/15/2028	304	327

Darling Ingredients, Inc. 5.25%, 4/15/2027 (f)	4,001	4,206

Dave & Buster’s, Inc. 7.63%, 11/1/2025 (f)	214	231

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

DaVita, Inc.

4.63%, 6/1/2030 (f)	2,340	2,369

3.75%, 2/15/2031 (f)	6,566	6,238

DCP Midstream Operating LP

3.88%, 3/15/2023	2,613	2,731

5.38%, 7/15/2025	1,919	2,106

5.63%, 7/15/2027	2,481	2,710

6.75%, 9/15/2037 (f)	1,740	2,010

5.60%, 4/1/2044	525	538

Delek Logistics Partners LP 6.75%, 5/15/2025 (a)	3,673	3,737

Dell International LLC

7.13%, 6/15/2024 (f)	1,465	1,504

6.02%, 6/15/2026 (f)	4,575	5,458

6.10%, 7/15/2027 (f)	680	833

6.20%, 7/15/2030 (f)	680	855

Delta Air Lines, Inc.

4.50%, 10/20/2025 (f)	3,465	3,717

4.75%, 10/20/2028 (f)	4,851	5,327

DH Europe Finance II SARL 2.05%, 11/15/2022	184	189

Diamond Sports Group LLC 5.38%, 8/15/2026 (f)	5,578	4,072

Diebold Nixdorf, Inc. 9.38%, 7/15/2025 (f)	450	501

Discovery Communications LLC

5.20%, 9/20/2047	195	229

4.65%, 5/15/2050	690	764

DISH DBS Corp.

6.75%, 6/1/2021	8,412	8,423

5.88%, 7/15/2022	2,197	2,300

5.00%, 3/15/2023	12,079	12,642

5.88%, 11/15/2024	30,567	33,069

7.75%, 7/1/2026	12,861	14,822

Dole Food Co., Inc. 7.25%, 6/15/2025 (f)	3,818	3,890

Dominion Energy, Inc.

Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (e) (g) (h)	3,636	3,868

(ICE LIBOR USD 3 Month + 3.06%), 5.75%, 10/1/2054 (e)	2,201	2,416

Donnelley Financial Solutions, Inc. 8.25%, 10/15/2024	450	471

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (f)	4,931	5,128

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

DTE Energy Co. 2.25%, 11/1/2022	122	125

Duke Energy Corp.

3.05%, 8/15/2022	84	86

3.75%, 9/1/2046	680	702

3.95%, 8/15/2047	680	728

Duke Energy Progress LLC Series A, (ICE LIBOR USD 3 Month + 0.18%), 0.37%, 2/18/2022 (e)	39	39

Dycom Industries, Inc. 4.50%, 4/15/2029 (f)	5,080	5,156

Edgewell Personal Care Co.

5.50%, 6/1/2028 (f)	1,815	1,929

4.13%, 4/1/2029 (f)	1,970	1,965

Element Solutions, Inc. 3.88%, 9/1/2028 (f)	1,173	1,170

Embarq Corp. 8.00%, 6/1/2036	9,098	10,594

EMC Corp. 3.38%, 6/1/2023	668	692

Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a) (f)	3,866	3,624

Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (f)	5,195	5,090

Encompass Health Corp.

5.75%, 9/15/2025 (a)	4,690	4,848

4.50%, 2/1/2028	5,420	5,617

4.75%, 2/1/2030	680	714

Endeavor Energy Resources LP 6.63%, 7/15/2025 (f)	1,197	1,275

Endo Dac

5.88%, 10/15/2024 (f)	925	930

9.50%, 7/31/2027 (f)	3,857	4,088

6.00%, 6/30/2028 (f)	5,029	3,822

Endo Luxembourg Finance Co. I SARL 6.13%, 4/1/2029 (f)	2,045	2,025

Energizer Holdings, Inc.

4.75%, 6/15/2028 (f)	2,772	2,835

4.38%, 3/31/2029 (f)	2,516	2,497

Energy Transfer LP

Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (e) (g) (h)	8,894	8,372

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 7.13%, 5/15/2030 (e) (g) (h)	4,455	4,544

EnerSys 4.38%, 12/15/2027 (f)	100	105

EnLink Midstream LLC 5.38%, 6/1/2029	803	803

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (e) (g) (h)	2,797	1,937

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	75

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

4.40%, 4/1/2024	4,495	4,609

4.15%, 6/1/2025	1,600	1,614

4.85%, 7/15/2026	2,940	2,969

5.60%, 4/1/2044	522	450

5.45%, 6/1/2047	213	180

Enova International, Inc. 8.50%, 9/15/2025 (f)	500	520

Entegris, Inc.

4.63%, 2/10/2026 (f)	7,946	8,222

4.38%, 4/15/2028 (f)	450	473

3.63%, 5/1/2029 (f)	2,434	2,470

Entercom Media Corp. 6.50%, 5/1/2027 (a) (f)	4,439	4,550

Entergy Corp. 4.00%, 7/15/2022	98	102

Entergy Texas, Inc. 3.55%, 9/30/2049	540	555

Enterprise Products Operating LLC

4.80%, 2/1/2049	430	501

3.70%, 1/31/2051	285	285

Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (e)	4,380	4,431

Envision Healthcare Corp. 8.75%, 10/15/2026 (a) (f)	7,419	5,386

Enviva Partners LP 6.50%, 1/15/2026 (f)	214	224

EOG Resources, Inc. 5.10%, 1/15/2036	435	522

EQM Midstream Partners LP

6.00%, 7/1/2025 (f)	1,770	1,934

6.50%, 7/1/2027 (f)	1,660	1,833

4.50%, 1/15/2029 (f)	4,301	4,269

4.75%, 1/15/2031 (f)	3,351	3,317

EQT Corp.

7.63%, 2/1/2025 (l)	895	1,030

5.00%, 1/15/2029	1,855	2,026

8.50%, 2/1/2030 (a) (l)	1,165	1,490

Equitable Financial Life Global Funding (SOFR + 0.39%), 0.40%, 4/6/2023 (e) (f)	187	187

Equitable Holdings, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.74%), 4.95%, 9/15/2025 (e) (g) (h)	786	846

ESH Hospitality, Inc.

REIT, 5.25%, 5/1/2025 (f)	4,674	4,769

REIT, 4.63%, 10/1/2027 (f)	2,343	2,483

Essex Portfolio LP REIT, 2.65%, 9/1/2050	490	419

Evergy, Inc. 2.90%, 9/15/2029	1,660	1,707

Eversource Energy Series K, 2.75%, 3/15/2022 (a)	122	124

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Exela Intermediate LLC 10.00%, 7/15/2023 (f)	6,862	2,463

Exelon Generation Co. LLC 3.40%, 3/15/2022	121	124

Exxon Mobil Corp.

4.33%, 3/19/2050	470	548

3.45%, 4/15/2051	530	541

Fidelity National Information Services, Inc.

0.38%, 3/1/2023	48	48

3.10%, 3/1/2041 (a)	260	258

Fifth Third Bancorp 3.50%, 3/15/2022 (a)	182	186

FirstCash, Inc. 4.63%, 9/1/2028 (f)	450	462

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (f)	699	779

Fluor Corp. 3.50%, 12/15/2024 (a)	320	330

Ford Motor Co.

8.50%, 4/21/2023	3,394	3,801

9.00%, 4/22/2025	3,539	4,322

9.63%, 4/22/2030 (a)	2,615	3,668

Ford Motor Credit Co. LLC

2.98%, 8/3/2022	1,180	1,198

3.37%, 11/17/2023	1,384	1,425

4.06%, 11/1/2024	6,575	6,923

4.69%, 6/9/2025	7,630	8,202

5.13%, 6/16/2025	6,000	6,554

4.13%, 8/4/2025	3,602	3,796

3.38%, 11/13/2025	4,770	4,880

4.39%, 1/8/2026	6,665	7,115

4.54%, 8/1/2026	1,725	1,852

4.27%, 1/9/2027	8,696	9,132

4.13%, 8/17/2027	5,525	5,774

4.00%, 11/13/2030	5,909	6,035

Forterra Finance LLC 6.50%, 7/15/2025 (f)	1,465	1,582

Fortress Transportation & Infrastructure Investors LLC 6.75%, 3/15/2022 (f)	256	256

Fortress Transportation and Infrastructure Investors LLC 9.75%, 8/1/2027 (f)	66	76

Fox Corp.

3.67%, 1/25/2022 (a)	123	126

5.58%, 1/25/2049	250	321

Freeport-McMoRan, Inc.

5.00%, 9/1/2027	1,000	1,061

4.13%, 3/1/2028	5,265	5,551

4.38%, 8/1/2028	3,530	3,764

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Frontier Communications Corp.

7.63%, 4/15/2024 (k)	882	643

6.88%, 1/15/2025 (k)	9,178	6,516

11.00%, 9/15/2025 (k)	6,729	5,131

5.88%, 10/15/2027 (f)	3,478	3,695

5.00%, 5/1/2028 (f)	9,330	9,528

6.75%, 5/1/2029 (f)	820	864

Gap, Inc. (The)

8.38%, 5/15/2023 (a) (f)	2,410	2,742

8.63%, 5/15/2025 (f)	450	498

8.88%, 5/15/2027 (f)	1,320	1,541

Gartner, Inc.

4.50%, 7/1/2028 (f)	2,595	2,728

3.75%, 10/1/2030 (f)	925	927

Gates Global LLC 6.25%, 1/15/2026 (f)	450	471

GCI LLC 4.75%, 10/15/2028 (f)	5,865	6,041

GCP Applied Technologies, Inc. 5.50%, 4/15/2026 (f)	6,630	6,812

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	525	604

General Dynamics Corp. (ICE LIBOR USD 3 Month + 0.38%), 0.58%, 5/11/2021 (e)	30	30

General Electric Co. Series D, (ICE LIBOR USD 3 Month + 3.33%), 3.51%, 6/15/2021 (e) (g) (h)	37,401	35,554

General Mills, Inc. 3.15%, 12/15/2021 (a)	122	123

General Motors Co.

6.13%, 10/1/2025 (a)	1,425	1,691

6.80%, 10/1/2027 (a)	717	902

Genesis Energy LP

6.50%, 10/1/2025	180	181

6.25%, 5/15/2026	1,933	1,893

8.00%, 1/15/2027	1,518	1,564

7.75%, 2/1/2028	3,721	3,758

Genworth Holdings, Inc. 4.90%, 8/15/2023	500	494

GEO Group, Inc. (The) REIT, 5.88%, 10/15/2024 (a)	2,215	1,779

Gilead Sciences, Inc.

(ICE LIBOR USD 3 Month + 0.15%), 0.33%, 9/17/2021 (e)	46	46

1.95%, 3/1/2022 (a)	111	112

3.25%, 9/1/2022	91	94

2.80%, 10/1/2050	250	225

Global Medical Response, Inc. 6.50%, 10/1/2025 (f)	2,285	2,339

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Global Payments, Inc. 4.15%, 8/15/2049	265	294

GLP Capital LP

REIT, 5.25%, 6/1/2025	2,780	3,138

REIT, 5.75%, 6/1/2028	2,320	2,701

Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (f)	1,581	1,654

Gogo Intermediate Holdings LLC 9.88%, 5/1/2024 (f)	450	472

Goldman Sachs Capital II (ICE LIBOR USD 3 Month + 0.77%), 4.00%, 6/7/2021 (e) (g) (h)	2,351	2,292

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (e)	46	46

0.52%, 3/8/2023	109	109

(SOFR + 0.54%), 0.63%, 11/17/2023 (e)	97	97

Series S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 4.40%, 2/10/2025 (e) (g) (h)	1,733	1,787

Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (e) (g) (h)	2,829	3,041

Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (e) (g) (h)	7,606	7,610

Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026 (e) (g) (h)	2,755	3,086

4.80%, 7/8/2044	765	955

Goodyear Tire & Rubber Co. (The)

5.00%, 5/31/2026 (a)	4,195	4,305

5.25%, 4/30/2031	2,965	2,988

GrafTech Finance, Inc. 4.63%, 12/15/2028 (f)	200	206

Graham Holdings Co. 5.75%, 6/1/2026 (f)	450	470

Graham Packaging Co., Inc. 7.13%, 8/15/2028 (f)	676	725

Gray Television, Inc.

5.88%, 7/15/2026 (f)	2,102	2,181

7.00%, 5/15/2027 (f)	6,085	6,640

4.75%, 10/15/2030 (f)	1,945	1,945

Greif, Inc. 6.50%, 3/1/2027 (f)	5,836	6,171

Griffon Corp. 5.75%, 3/1/2028	3,475	3,710

Group 1 Automotive, Inc. 4.00%, 8/15/2028 (f)	226	226

GrubHub Holdings, Inc. 5.50%, 7/1/2027 (f)	474	498

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	77

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Guardian Life Insurance Co. of America (The) 3.70%, 1/22/2070 (f)	155	154

Gulfport Energy Corp.

6.63%, 5/1/2023 (k)	745	752

6.00%, 10/15/2024 (k)	4,620	4,632

6.38%, 5/15/2025 (k)	1,458	1,462

6.38%, 1/15/2026 (k)	4,130	4,130

Hanesbrands, Inc. 4.88%, 5/15/2026 (f)	2,359	2,526

Harsco Corp. 5.75%, 7/31/2027 (f)	757	798

HAT Holdings I LLC REIT, 5.25%, 7/15/2024 (f)	414	428

HCA, Inc.

5.38%, 2/1/2025 (a)	32,474	36,190

5.88%, 2/15/2026	24,150	27,742

5.38%, 9/1/2026	7,986	9,067

5.63%, 9/1/2028	10,285	11,995

3.50%, 9/1/2030	8,283	8,514

7.50%, 11/15/2095	100	137

Herbalife Nutrition Ltd. 7.88%, 9/1/2025 (f)	400	435

Herc Holdings, Inc. 5.50%, 7/15/2027 (a) (f)	9,623	10,176

Hertz Corp. (The)

7.63%, 6/1/2022 (f) (k)	1,824	1,970

6.25%, 10/15/2022 (k)	1,106	1,161

5.50%, 10/15/2024 (f) (k)	11,828	12,317

7.13%, 8/1/2026 (f) (k)	5,505	6,000

6.00%, 1/15/2028 (f) (k)	5,450	5,927

Hess Midstream Operations LP 5.63%, 2/15/2026 (f)	1,315	1,364

Hexion, Inc. 7.88%, 7/15/2027 (a) (f)	2,617	2,817

H-Food Holdings LLC 8.50%, 6/1/2026 (f)	450	464

Hilcorp Energy I LP

6.25%, 11/1/2028 (f)	2,000	2,076

5.75%, 2/1/2029 (f)	1,621	1,650

6.00%, 2/1/2031 (f)	2,207	2,273

Hillman Group, Inc. (The) 6.38%, 7/15/2022 (a) (f)	865	865

Hill-Rom Holdings, Inc.

5.00%, 2/15/2025 (f)	3,197	3,283

4.38%, 9/15/2027 (f)	2,722	2,817

Hilton Domestic Operating Co., Inc.

5.38%, 5/1/2025 (f)	584	615

5.75%, 5/1/2028 (f)	1,536	1,651

3.75%, 5/1/2029 (f)	1,650	1,654

4.88%, 1/15/2030	1,923	2,051

4.00%, 5/1/2031 (f)	990	1,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	2,845	2,984

Hilton Worldwide Finance LLC 4.88%, 4/1/2027	3,279	3,406

Holly Energy Partners LP 5.00%, 2/1/2028 (f)	1,435	1,482

Hologic, Inc.

4.63%, 2/1/2028 (f)	450	475

3.25%, 2/15/2029 (f)	3,111	3,056

Houghton Mifflin Harcourt Publishers, Inc. 9.00%, 2/15/2025 (f)	500	535

Howmet Aerospace, Inc.

5.13%, 10/1/2024 (a)	3,601	3,948

6.88%, 5/1/2025	3,615	4,193

5.90%, 2/1/2027	4,185	4,828

6.75%, 1/15/2028	145	174

Hughes Satellite Systems Corp.

5.25%, 8/1/2026	4,580	5,043

6.63%, 8/1/2026 (a)	1,591	1,758

Huntington Bancshares, Inc. Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (e) (g) (h)	3,742	3,864

Hyatt Hotels Corp.

5.38%, 4/23/2025 (a)	685	773

5.75%, 4/23/2030 (a)	685	811

Hyundai Capital America

1.15%, 11/10/2022 (f)	122	123

0.80%, 4/3/2023 (f)	80	80

IAA, Inc. 5.50%, 6/15/2027 (f)	450	473

Icahn Enterprises LP

4.75%, 9/15/2024	2,865	3,002

6.25%, 5/15/2026	3,065	3,231

iHeartCommunications, Inc.

6.38%, 5/1/2026	2,920	3,111

8.38%, 5/1/2027	6,548	7,026

5.25%, 8/15/2027 (f)	3,890	4,026

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 4.00%, 12/21/2065 (e) (f)	7,148	5,870

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 4.25%, 12/21/2065 (e) (f)	2,205	1,875

Imola Merger Corp. 4.75%, 5/15/2029 (a) (f)	11,541	11,988

Intercontinental Exchange, Inc. 2.35%, 9/15/2022	244	250

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

International Game Technology plc

6.50%, 2/15/2025 (f)	9,488	10,508

6.25%, 1/15/2027 (f)	4,429	4,976

5.25%, 1/15/2029 (f)	645	684

IQVIA, Inc.

5.00%, 10/15/2026 (f)	7,463	7,716

5.00%, 5/15/2027 (f)	2,790	2,919

IRB Holding Corp. 7.00%, 6/15/2025 (f)	1,040	1,119

Iron Mountain, Inc.

REIT, 4.88%, 9/15/2027 (f)	4,756	4,946

REIT, 5.25%, 3/15/2028 (f)	2,013	2,112

REIT, 4.50%, 2/15/2031 (f)	2,140	2,134

Jaguar Holding Co. II

4.63%, 6/15/2025 (f)	774	814

5.00%, 6/15/2028 (f)	775	845

James Hardie International Finance DAC 5.00%, 1/15/2028 (f)	450	477

Jazz Securities DAC 4.38%, 1/15/2029 (f)	3,023	3,091

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (f)	1,631	1,723

JBS USA LUX SA

6.75%, 2/15/2028 (f)	1,722	1,890

6.50%, 4/15/2029 (f)	3,938	4,420

JELD-WEN, Inc.

6.25%, 5/15/2025 (f)	1,197	1,279

4.63%, 12/15/2025 (f)	2,505	2,555

4.88%, 12/15/2027 (f)	1,375	1,437

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (f)	1,500	1,541

Kennedy-Wilson, Inc.

4.75%, 3/1/2029	1,545	1,597

5.00%, 3/1/2031	1,543	1,597

Kinder Morgan Energy Partners LP 4.70%, 11/1/2042	350	389

Korn Ferry 4.63%, 12/15/2027 (f)	450	469

Kraft Heinz Foods Co.

4.63%, 1/30/2029	1,350	1,521

4.63%, 10/1/2039	1,115	1,246

5.00%, 6/4/2042 (a)	2,891	3,339

Kroger Co. (The)

3.88%, 10/15/2046	712	761

4.45%, 2/1/2047 (a)	725	834

L Brands, Inc.

9.38%, 7/1/2025 (f)	406	515

6.88%, 11/1/2035	132	160

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

6.75%, 7/1/2036	2,250	2,710

LABL Escrow Issuer LLC

6.75%, 7/15/2026 (f)	9,270	9,988

10.50%, 7/15/2027 (f)	2,020	2,225

Ladder Capital Finance Holdings LLLP

REIT, 5.25%, 3/15/2022 (f)	1,514	1,520

REIT, 5.25%, 10/1/2025 (f)	1,937	1,956

REIT, 4.25%, 2/1/2027 (f)	500	491

Lamar Media Corp.

3.75%, 2/15/2028	895	903

4.00%, 2/15/2030	630	636

Lamb Weston Holdings, Inc.

4.63%, 11/1/2024 (f)	335	348

4.88%, 11/1/2026 (f)	4,360	4,523

4.88%, 5/15/2028 (f)	1,115	1,229

Lennar Corp.

5.38%, 10/1/2022	600	637

4.50%, 4/30/2024 (a)	1,455	1,591

5.88%, 11/15/2024 (a)	2,770	3,150

5.25%, 6/1/2026	1,630	1,881

5.00%, 6/15/2027	535	618

Level 3 Financing, Inc.

5.38%, 5/1/2025	10,443	10,673

5.25%, 3/15/2026	2,170	2,236

4.63%, 9/15/2027 (f)	4,086	4,213

3.63%, 1/15/2029 (f)	1,404	1,360

Liberty Interactive LLC 8.25%, 2/1/2030	2,370	2,732

Lithia Motors, Inc. 4.38%, 1/15/2031 (f)	1,668	1,756

Live Nation Entertainment, Inc.

4.88%, 11/1/2024 (f)	2,560	2,608

5.63%, 3/15/2026 (f)	4,047	4,209

6.50%, 5/15/2027 (f)	3,001	3,316

4.75%, 10/15/2027 (a) (f)	1,886	1,903

3.75%, 1/15/2028 (f)	903	900

Louisiana-Pacific Corp. 3.63%, 3/15/2029 (f)	520	521

Lowe’s Cos., Inc. 3.70%, 4/15/2046	295	312

LPL Holdings, Inc. 4.63%, 11/15/2027 (f)	1,900	1,981

Lumen Technologies, Inc.

Series T, 5.80%, 3/15/2022	619	639

Series Y, 7.50%, 4/1/2024	12,456	13,928

5.63%, 4/1/2025	2,609	2,814

5.13%, 12/15/2026 (f)	9,446	9,907

4.00%, 2/15/2027 (f)	5,095	5,191

Series G, 6.88%, 1/15/2028	799	899

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	79

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

4.50%, 1/15/2029 (f)	1,780	1,753

Macy’s Retail Holdings LLC 5.13%, 1/15/2042	650	559

Macy’s, Inc. 8.38%, 6/15/2025 (f)	4,208	4,642

Magnolia Oil & Gas Operating LLC 6.00%, 8/1/2026 (f)	500	515

Mallinckrodt International Finance SA

5.63%, 10/15/2023 (f) (k)	2,615	1,739

5.50%, 4/15/2025 (f) (k)	5,555	3,694

Marriott International, Inc.

Series EE, 5.75%, 5/1/2025	895	1,030

4.63%, 6/15/2030	1,034	1,161

Marriott Ownership Resorts, Inc.

6.13%, 9/15/2025 (f)	1,949	2,068

6.50%, 9/15/2026	8,393	8,771

4.75%, 1/15/2028	36	37

Marsh & McLennan Cos., Inc. 2.75%, 1/30/2022	122	124

Masonite International Corp.

5.75%, 9/15/2026 (f)	2,988	3,100

5.38%, 2/1/2028 (f)	1,582	1,669

MasTec, Inc. 4.50%, 8/15/2028 (f)	3,328	3,469

Matador Resources Co. 5.88%, 9/15/2026	1,977	1,972

Match Group Holdings II LLC

4.63%, 6/1/2028 (f)	200	206

4.13%, 8/1/2030 (f)	250	251

Mattel, Inc.

3.15%, 3/15/2023	1,000	1,025

6.75%, 12/31/2025 (f)	4,332	4,551

3.38%, 4/1/2026 (f)	1,297	1,343

5.88%, 12/15/2027 (f)	1,034	1,136

3.75%, 4/1/2029 (f)	1,624	1,664

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (f)	7,447	7,475

7.25%, 4/15/2025 (f)	3,000	2,917

McDonald’s Corp.

(ICE LIBOR USD 3 Month + 0.43%), 0.61%, 10/28/2021 (e)	126	126

3.70%, 2/15/2042 (a)	330	354

MDC Partners, Inc. 7.50%, 5/1/2024 (f) (l)	500	509

Mellon Capital IV Series 1, (ICE LIBOR USD 3 Month + 0.57%), 4.00%, 6/7/2021 (e) (g) (h)	2,027	2,007

Meredith Corp. 6.88%, 2/1/2026 (a)	7,118	7,305

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

MetLife Capital Trust IV 7.88%, 12/15/2037 (f)	7,703	10,669

MetLife, Inc.

Series C, (ICE LIBOR USD 3 Month + 3.58%), 3.76%, 6/7/2021 (e) (g) (h)	2,615	2,615

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 3.85%, 9/15/2025 (e) (g) (h)	10,292	10,832

Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (e) (g) (h)	6,344	7,283

6.40%, 12/15/2036	14,937	18,926

9.25%, 4/8/2038 (f)	3,109	4,696

Metropolitan Life Global Funding I

2.40%, 6/17/2022 (a) (f)	322	330

3.00%, 1/10/2023 (f)	125	130

MGM Growth Properties Operating Partnership LP

REIT, 5.63%, 5/1/2024	1,490	1,606

REIT, 4.63%, 6/15/2025 (f)	2,251	2,395

REIT, 4.50%, 9/1/2026	995	1,051

REIT, 5.75%, 2/1/2027	4,882	5,445

REIT, 4.50%, 1/15/2028	555	579

REIT, 3.88%, 2/15/2029 (f)	3,853	3,901

MGM Resorts International

6.00%, 3/15/2023	11,330	12,123

6.75%, 5/1/2025	1,495	1,603

5.75%, 6/15/2025	6,942	7,645

4.63%, 9/1/2026	2,640	2,779

5.50%, 4/15/2027	1,468	1,602

Microchip Technology, Inc. 4.25%, 9/1/2025 (f)	1,091	1,146

Midcontinent Communications 5.38%, 8/15/2027 (f)	2,488	2,598

Mileage Plus Holdings LLC 6.50%, 6/20/2027 (f)	4,455	4,889

Minerals Technologies, Inc. 5.00%, 7/1/2028 (f)	450	472

Mississippi Power Co. Series 12-A, 4.25%, 3/15/2042	745	847

ModivCare, Inc. 5.88%, 11/15/2025 (f)	450	478

Molina Healthcare, Inc.

4.38%, 6/15/2028 (f)	450	462

3.88%, 11/15/2030 (f)	3,655	3,765

Mondelez International, Inc. 0.63%, 7/1/2022 (a)	55	55

Moody’s Corp. 2.55%, 8/18/2060	485	397

Moog, Inc. 4.25%, 12/15/2027 (f)	450	462

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Morgan Stanley

Series H, (ICE LIBOR USD 3 Month + 3.61%), 3.79%, 7/15/2021 (e) (g) (h)	21,384	21,459

(SOFR + 0.47%), 0.56%, 11/10/2023 (a) (e)	95	95

(SOFR + 0.62%), 0.73%, 4/5/2024 (e)	86	86

Series N, (ICE LIBOR USD 3 Month + 3.16%), 5.30%, 12/15/2025 (e) (g) (h)	914	949

Series M, (ICE LIBOR USD 3 Month + 4.44%), 5.87%, 9/15/2026 (e) (g) (h)	1,997	2,264

(SOFR + 1.49%), 3.22%, 4/22/2042 (e)	60	61

(SOFR + 1.43%), 2.80%, 1/25/2052 (e)	440	407

MPLX LP 4.50%, 4/15/2038	340	373

MSCI, Inc. 5.38%, 5/15/2027 (f)	4,395	4,698

Mueller Water Products, Inc. 5.50%, 6/15/2026 (f)	1,425	1,472

Murphy Oil USA, Inc. 3.75%, 2/15/2031 (f)	1,140	1,123

Nabors Industries Ltd. 7.25%, 1/15/2026 (f)	2,395	2,108

Nabors Industries, Inc. 5.75%, 2/1/2025	3,930	3,252

National CineMedia LLC 5.88%, 4/15/2028 (f)	1,730	1,652

National Rural Utilities Cooperative Finance Corp.

Series D, (ICE LIBOR USD 3 Month + 0.07%), 0.26%, 2/16/2023 (e)	103	103

(ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (e)	3,053	3,309

Nationstar Mortgage Holdings, Inc.

6.00%, 1/15/2027 (f)	450	470

5.50%, 8/15/2028 (f)	1,633	1,649

5.13%, 12/15/2030 (f)	2,280	2,257

Nationwide Mutual Insurance Co. 4.35%, 4/30/2050 (f)	360	386

Navient Corp.

6.50%, 6/15/2022	1,925	2,016

5.00%, 3/15/2027	1,330	1,340

4.88%, 3/15/2028	143	140

5.63%, 8/1/2033	100	94

NCR Corp.

8.13%, 4/15/2025 (f)	1,030	1,123

5.75%, 9/1/2027 (f)	6,319	6,674

5.00%, 10/1/2028 (f)	2,390	2,462

5.13%, 4/15/2029 (f)	3,384	3,481

6.13%, 9/1/2029 (a) (f)	5,370	5,840

NESCO Holdings II, Inc. 5.50%, 4/15/2029 (f)	1,187	1,223

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Netflix, Inc.

5.50%, 2/15/2022	450	466

4.88%, 4/15/2028	6,870	7,909

5.88%, 11/15/2028	7,453	9,068

5.38%, 11/15/2029 (f)	2,603	3,091

4.88%, 6/15/2030 (f)	5,791	6,718

New Albertsons LP

7.75%, 6/15/2026	1,535	1,777

6.63%, 6/1/2028	613	690

7.45%, 8/1/2029	392	461

8.00%, 5/1/2031	3,108	3,811

New York Life Global Funding

(SOFR + 0.22%), 0.29%, 2/2/2023 (e) (f)	250	250

(SOFR + 0.31%), 0.32%, 4/26/2024 (e) (f)	100	100

Newell Brands, Inc.

4.70%, 4/1/2026 (l)	8,050	8,976

5.87%, 4/1/2036 (l)	4,455	5,534

News Corp. 3.88%, 5/15/2029 (f)	2,958	3,016

Nexstar Broadcasting, Inc.

5.63%, 7/15/2027 (f)	12,002	12,677

4.75%, 11/1/2028 (f)	4,292	4,373

NextEra Energy Capital Holdings, Inc.

1.95%, 9/1/2022	200	205

(ICE LIBOR USD 3 Month + 2.07%), 2.27%, 10/1/2066 (e)	5,650	5,212

(ICE LIBOR USD 3 Month + 2.13%), 2.31%, 6/15/2067 (e)	1,812	1,680

(ICE LIBOR USD 3 Month + 3.16%), 5.65%, 5/1/2079 (e)	4,282	4,984

NextEra Energy Operating Partners LP

4.25%, 7/15/2024 (f)	1,811	1,920

4.25%, 9/15/2024 (f)	57	60

4.50%, 9/15/2027 (f)	986	1,064

NGL Energy Operating LLC

7.50%, 2/1/2026 (f)	2,272	2,380

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (f)	914	938

Nielsen Finance LLC 5.63%, 10/1/2028 (f)	450	480

NiSource, Inc.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (e) (g) (h)	8,367	8,743

4.80%, 2/15/2044	234	282

NMG Holding Co., Inc. 7.13%, 4/1/2026 (f)	8,290	8,480

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	81

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Nordstrom, Inc. 4.38%, 4/1/2030 (a)	500	513

Norfolk Southern Corp. 3.40%, 11/1/2049	590	599

Northern Natural Gas Co. 3.40%, 10/16/2051 (f)	20	20

Northrop Grumman Corp. 3.85%, 4/15/2045	1,263	1,398

Northwestern Mutual Life Insurance Co. (The) 3.85%, 9/30/2047 (a) (f)	160	174

Novelis Corp.

5.88%, 9/30/2026 (f)	3,615	3,771

4.75%, 1/30/2030 (f)	4,705	4,893

NRG Energy, Inc.

7.25%, 5/15/2026	2,340	2,423

6.63%, 1/15/2027	7,206	7,510

5.75%, 1/15/2028	704	748

3.38%, 2/15/2029 (f)	1,950	1,909

5.25%, 6/15/2029 (f)	1,892	2,027

3.63%, 2/15/2031 (a) (f)	1,423	1,394

Nuance Communications, Inc. 5.63%, 12/15/2026	3,789	3,978

NuStar Logistics LP

5.75%, 10/1/2025	2,025	2,179

6.00%, 6/1/2026	2,167	2,349

5.63%, 4/28/2027	3,035	3,194

6.38%, 10/1/2030	2,025	2,230

Oasis Midstream Partners LP 8.00%, 4/1/2029 (f)	4,162	4,260

Occidental Petroleum Corp.

2.70%, 8/15/2022	467	470

2.90%, 8/15/2024	475	474

3.50%, 6/15/2025	2,410	2,422

8.00%, 7/15/2025 (a)	5,030	5,873

5.88%, 9/1/2025	2,940	3,212

5.50%, 12/1/2025	2,313	2,486

3.40%, 4/15/2026	2,835	2,804

8.50%, 7/15/2027	6,264	7,619

6.38%, 9/1/2028	2,425	2,716

8.88%, 7/15/2030	6,661	8,559

6.63%, 9/1/2030	2,425	2,764

6.13%, 1/1/2031 (a)	3,981	4,429

Oceaneering International, Inc. 6.00%, 2/1/2028	1,175	1,148

Omnicom Group, Inc. 3.63%, 5/1/2022	184	190

ON Semiconductor Corp. 3.88%, 9/1/2028 (f)	3,751	3,861

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

ONE Gas, Inc. (ICE LIBOR USD 3 Month + 0.61%), 0.79%, 3/11/2023 (e)	76	76

OneMain Finance Corp.

6.13%, 5/15/2022	1,830	1,915

5.63%, 3/15/2023	3,088	3,292

6.13%, 3/15/2024	1,060	1,145

6.88%, 3/15/2025	2,110	2,397

7.13%, 3/15/2026	794	928

6.63%, 1/15/2028	4,188	4,764

5.38%, 11/15/2029	1,607	1,733

4.00%, 9/15/2030	1,550	1,500

Oracle Corp.

2.50%, 5/15/2022	324	330

3.60%, 4/1/2050	115	114

Organon Finance 1 LLC

4.13%, 4/30/2028 (f)	7,878	8,071

5.13%, 4/30/2031 (f)	4,943	5,129

Outfront Media Capital LLC 5.00%, 8/15/2027 (f)	2,492	2,570

Ovintiv Exploration, Inc.

5.63%, 7/1/2024	2,010	2,242

5.38%, 1/1/2026 (a)	1,515	1,697

Ovintiv, Inc.

8.13%, 9/15/2030	250	336

6.50%, 8/15/2034 (a)	1,050	1,340

Owens & Minor, Inc. 4.50%, 3/31/2029 (f)	1,854	1,872

Owens-Brockway Glass Container, Inc.

6.38%, 8/15/2025 (f)	1,084	1,202

6.63%, 5/13/2027 (f)	2,358	2,547

Pacific Gas and Electric Co. 4.00%, 12/1/2046	665	609

Par Petroleum LLC 7.75%, 12/15/2025 (f)	500	505

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (f)	6,648	6,997

Patterson-UTI Energy, Inc.

3.95%, 2/1/2028	368	351

5.15%, 11/15/2029	200	201

PBF Holding Co. LLC

9.25%, 5/15/2025 (f)	2,871	3,007

6.00%, 2/15/2028	3,215	2,426

PBF Logistics LP 6.88%, 5/15/2023 (a)	324	324

Penske Automotive Group, Inc. 5.50%, 5/15/2026	5,287	5,459

Penske Truck Leasing Co. LP 3.38%, 2/1/2022 (f)	164	167

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Performance Food Group, Inc.

6.88%, 5/1/2025 (a) (f)	400	427

5.50%, 10/15/2027 (f)	4,211	4,438

PetSmart, Inc.

4.75%, 2/15/2028 (f)	2,606	2,687

7.75%, 2/15/2029 (f)	1,626	1,762

PG&E Corp.

5.00%, 7/1/2028	5,914	6,195

5.25%, 7/1/2030	503	537

PGT Innovations, Inc. 6.75%, 8/1/2026 (f)	2,080	2,197

Philip Morris International, Inc.

2.63%, 2/18/2022	50	51

4.38%, 11/15/2041 (a)	595	678

4.25%, 11/10/2044	945	1,063

Phillips 66 4.88%, 11/15/2044	605	719

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (f)	10,815	11,842

Pike Corp. 5.50%, 9/1/2028 (f)	2,448	2,521

Pilgrim’s Pride Corp. 5.88%, 9/30/2027 (f)	2,566	2,723

Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (e) (g) (h)	425	353

Plantronics, Inc.

5.50%, 5/31/2023 (f)	5,254	5,260

4.75%, 3/1/2029 (f)	2,758	2,717

PM General Purchaser LLC 9.50%, 10/1/2028 (f)	1,853	2,043

PNC Bank NA 2.63%, 2/17/2022	251	255

PNC Financial Services Group, Inc. (The)

Series O, (ICE LIBOR USD 3 Month + 3.68%), 6.75%, 8/1/2021 (e) (g) (h)	10,102	10,203

Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 6/1/2023 (e) (g) (h)	8,712	9,137

Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (e) (g) (h)	4,756	5,291

Post Holdings, Inc.

5.75%, 3/1/2027 (f)	5,130	5,374

5.63%, 1/15/2028 (f)	1,900	2,002

5.50%, 12/15/2029 (f)	2,860	3,079

4.63%, 4/15/2030 (f)	3,100	3,131

PPL Capital Funding, Inc. Series A, (ICE LIBOR USD 3 Month + 2.67%), 2.86%, 3/30/2067 (e)	12,547	11,730

PPL Electric Utilities Corp. (ICE LIBOR USD 3 Month + 0.25%), 0.44%, 9/28/2023 (e)	229	229

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Presidio Holdings, Inc. 4.88%, 2/1/2027 (f)	2,415	2,487

Prestige Brands, Inc. 5.13%, 1/15/2028 (f)	900	943

Pricoa Global Funding I 2.20%, 6/3/2021 (f)	176	176

Prime Healthcare Services, Inc. 7.25%, 11/1/2025 (f)	450	484

Prime Security Services Borrower LLC

5.25%, 4/15/2024 (f)	2,327	2,484

5.75%, 4/15/2026 (f)	8,426	9,217

3.38%, 8/31/2027 (f)	1,842	1,780

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (e) (g) (h)	10,800	11,367

Prologis LP REIT, 2.13%, 10/15/2050	1,080	893

Protective Life Global Funding 0.63%, 10/13/2023 (f)	150	150

Prudential Financial, Inc.

(ICE LIBOR USD 3 Month + 4.18%), 5.87%, 9/15/2042 (e)	4,231	4,482

(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (e)	19,489	21,135

PTC, Inc.

3.63%, 2/15/2025 (f)	434	445

4.00%, 2/15/2028 (f)	820	842

Public Service Enterprise Group, Inc. 2.00%, 11/15/2021	125	126

Qorvo, Inc. 4.38%, 10/15/2029	450	489

Quicken Loans LLC

5.25%, 1/15/2028 (f)	5,290	5,581

3.63%, 3/1/2029 (f)	1,479	1,438

3.88%, 3/1/2031 (f)	1,233	1,199

Qwest Corp. 7.25%, 9/15/2025	325	384

Radian Group, Inc.

4.50%, 10/1/2024	2,265	2,384

4.88%, 3/15/2027	1,859	1,970

Rain CII Carbon LLC 7.25%, 4/1/2025 (f)	4,225	4,373

Range Resources Corp.

4.88%, 5/15/2025 (a)	3,485	3,463

8.25%, 1/15/2029 (f)	2,764	2,999

Raytheon Technologies Corp.

2.80%, 3/15/2022	50	51

2.50%, 12/15/2022	34	35

4.15%, 5/15/2045	570	641

RBS Global, Inc. 4.88%, 12/15/2025 (f)	1,560	1,595

Regeneron Pharmaceuticals, Inc. 2.80%, 9/15/2050	500	435

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	83

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Reliance Standard Life Global Funding II 2.15%, 1/21/2023 (f)	295	303

Reynolds Group Issuer, Inc. 4.00%, 10/15/2027 (f)	2,162	2,138

RHP Hotel Properties LP

REIT, 4.75%, 10/15/2027	5,817	5,986

REIT, 4.50%, 2/15/2029 (f)	2,463	2,438

Rite Aid Corp.

7.50%, 7/1/2025 (f)	3,277	3,396

8.00%, 11/15/2026 (f)	8,786	9,126

Roper Technologies, Inc. 3.13%, 11/15/2022	93	96

Royal Caribbean Cruises Ltd.

10.88%, 6/1/2023 (f)	2,590	2,973

9.13%, 6/15/2023 (f)	447	494

11.50%, 6/1/2025 (f)	7,504	8,693

RP Escrow Issuer LLC 5.25%, 12/15/2025 (f)	1,927	2,006

RR Donnelley & Sons Co. 8.25%, 7/1/2027	450	495

Ryder System, Inc. 2.50%, 9/1/2022	100	103

S&P Global, Inc. 2.30%, 8/15/2060	1,570	1,292

Sabre GLBL, Inc.

9.25%, 4/15/2025 (f)	1,432	1,711

7.38%, 9/1/2025 (f)	2,875	3,130

SBA Communications Corp.

REIT, 4.88%, 9/1/2024	3,980	4,074

REIT, 3.13%, 2/1/2029 (f)	1,050	1,006

Science Applications International Corp. 4.88%, 4/1/2028 (f)	710	732

Scientific Games International, Inc. 5.00%, 10/15/2025 (a) (f)	3,907	4,034

Scotts Miracle-Gro Co. (The)

5.25%, 12/15/2026	2,180	2,276

4.50%, 10/15/2029	640	672

4.00%, 4/1/2031 (f)	2,754	2,727

Scripps Escrow II, Inc.

3.88%, 1/15/2029 (f)	1,359	1,351

5.38%, 1/15/2031 (f)	1,315	1,333

Scripps Escrow, Inc. 5.88%, 7/15/2027 (f)	880	926

Seagate HDD Cayman

4.25%, 3/1/2022	450	462

3.13%, 7/15/2029 (f)	50	48

Sealed Air Corp.

5.25%, 4/1/2023 (f)	633	670

5.13%, 12/1/2024 (f)	355	387

4.00%, 12/1/2027 (f)	212	222

6.88%, 7/15/2033 (f)	100	125

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

SeaWorld Parks & Entertainment, Inc. 9.50%, 8/1/2025 (f)	450	489

Sempra Energy (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.88%, 10/15/2025 (e) (g) (h)	12,275	13,428

Sensata Technologies BV

4.88%, 10/15/2023 (f)	4,531	4,866

5.63%, 11/1/2024 (f)	1,825	2,035

5.00%, 10/1/2025 (f)	895	994

4.00%, 4/15/2029 (f)	3,595	3,617

Sensata Technologies, Inc. 3.75%, 2/15/2031 (f)	878	872

Service Corp. International

8.00%, 11/15/2021	1,240	1,285

7.50%, 4/1/2027	2,735	3,302

4.63%, 12/15/2027	825	877

5.13%, 6/1/2029	3,005	3,244

3.38%, 8/15/2030	1,412	1,366

Sinclair Television Group, Inc.

5.88%, 3/15/2026 (f)	205	211

5.13%, 2/15/2027 (a) (f)	2,890	2,861

5.50%, 3/1/2030 (f)	507	504

4.13%, 12/1/2030 (f)	2,735	2,666

Sirius XM Radio, Inc.

4.63%, 7/15/2024 (f)	3,675	3,771

5.38%, 7/15/2026 (f)	7,266	7,504

5.00%, 8/1/2027 (f)	11,191	11,719

5.50%, 7/1/2029 (f)	4,207	4,546

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (f)	8,491	8,544

5.50%, 4/15/2027 (f)	874	902

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (f)	1,390	1,502

SM Energy Co.

5.63%, 6/1/2025	3,980	3,801

6.75%, 9/15/2026	968	936

Sotheby’s 7.38%, 10/15/2027 (a) (f)	450	485

Southern California Edison Co.

Series E, (ICE LIBOR USD 3 Month + 4.20%), 6.25%, 2/1/2022 (e) (g) (h)	2,040	2,081

3.65%, 2/1/2050	595	596

Southern Natural Gas Co. LLC 0.63%, 4/28/2023 (f)	7	7

Southern Power Co. Series E, 2.50%, 12/15/2021	124	125

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Southwestern Energy Co.

6.45%, 1/23/2025 (a) (l)	3,197	3,453

7.50%, 4/1/2026 (a)	477	504

7.75%, 10/1/2027 (a)	1,165	1,252

8.38%, 9/15/2028 (a)	350	385

Spectrum Brands, Inc.

5.75%, 7/15/2025	450	463

5.00%, 10/1/2029 (f)	2,486	2,629

5.50%, 7/15/2030 (f)	2,135	2,303

3.88%, 3/15/2031 (f)	1,561	1,530

Spirit AeroSystems, Inc.

5.50%, 1/15/2025 (f)	1,347	1,425

7.50%, 4/15/2025 (f)	4,150	4,447

4.60%, 6/15/2028	250	244

Sprint Capital Corp.

6.88%, 11/15/2028	140	177

8.75%, 3/15/2032	18,554	27,506

Sprint Communications, Inc. 11.50%, 11/15/2021	305	321

Sprint Corp.

7.25%, 9/15/2021	1,006	1,027

7.88%, 9/15/2023	18,616	21,222

7.13%, 6/15/2024	6,327	7,307

7.63%, 2/15/2025	33,116	39,325

7.63%, 3/1/2026	29,453	36,117

SPX FLOW, Inc. 5.88%, 8/15/2026 (f)	2,625	2,730

SS&C Technologies, Inc. 5.50%, 9/30/2027 (f)	8,338	8,858

Standard Industries, Inc.

5.00%, 2/15/2027 (f)	1,647	1,698

4.75%, 1/15/2028 (f)	8,598	8,867

3.38%, 1/15/2031 (f)	2,105	1,973

Stanley Black & Decker, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.00%, 3/15/2060 (e)	670	712

Staples, Inc.

7.50%, 4/15/2026 (f)	15,693	16,242

10.75%, 4/15/2027 (a) (f)	7,739	8,008

Starbucks Corp. 3.75%, 12/1/2047 (a)	475	504

State Street Corp.

Series F, (ICE LIBOR USD 3 Month + 3.60%), 3.78%, 6/15/2021 (e) (g) (h)	1,960	1,965

(ICE LIBOR USD 3 Month + 0.64%), 2.65%, 5/15/2023 (e)	184	189

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (e) (g) (h)	9,420	9,984

Station Casinos LLC

5.00%, 10/1/2025 (f)	1,675	1,698

4.50%, 2/15/2028 (f)	5,250	5,263

Stericycle, Inc. 3.88%, 1/15/2029 (f)	1,821	1,816

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (f)	1,940	2,086

Summit Materials LLC

5.13%, 6/1/2025 (f)	1,270	1,287

5.25%, 1/15/2029 (f)	952	1,002

Sunoco LP

6.00%, 4/15/2027	2,015	2,119

5.88%, 3/15/2028	423	447

4.50%, 5/15/2029 (f)	2,310	2,333

Switch Ltd. 3.75%, 9/15/2028 (f)	845	841

Synaptics, Inc. 4.00%, 6/15/2029 (f)	1,584	1,585

Syneos Health, Inc. 3.63%, 1/15/2029 (f)	911	891

Sysco Corp. 3.30%, 2/15/2050	220	213

Tallgrass Energy Partners LP

5.50%, 9/15/2024 (f)	1,348	1,373

7.50%, 10/1/2025 (f)	5,596	6,113

6.00%, 3/1/2027 (f)	1,000	1,015

5.50%, 1/15/2028 (f)	710	701

6.00%, 12/31/2030 (f)	2,260	2,266

Talos Production, Inc. 12.00%, 1/15/2026 (f)	529	530

Targa Resources Partners LP

4.25%, 11/15/2023	2,888	2,890

5.88%, 4/15/2026	4,488	4,701

6.50%, 7/15/2027	3,538	3,848

5.00%, 1/15/2028	1,745	1,837

6.88%, 1/15/2029	1,906	2,140

4.88%, 2/1/2031 (f)	4,010	4,184

4.00%, 1/15/2032 (f)	3,301	3,243

Team Health Holdings, Inc. 6.38%, 2/1/2025 (a) (f)	4,492	3,964

TEGNA, Inc.

5.50%, 9/15/2024 (a) (f)	303	310

4.63%, 3/15/2028 (a)	2,270	2,318

Teleflex, Inc. 4.88%, 6/1/2026	368	377

Tempur Sealy International, Inc.

5.50%, 6/15/2026	9,236	9,517

4.00%, 4/15/2029 (f)	6,429	6,512

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	85

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Tenet Healthcare Corp.

4.63%, 7/15/2024	5,448	5,530

4.63%, 9/1/2024 (f)	1,018	1,049

7.50%, 4/1/2025 (f)	1,374	1,480

5.13%, 5/1/2025	11,901	12,044

4.88%, 1/1/2026 (f)	22,644	23,527

6.25%, 2/1/2027 (f)	12,784	13,407

5.13%, 11/1/2027 (f)	8,371	8,780

4.63%, 6/15/2028 (f)	562	581

Tennant Co. 5.63%, 5/1/2025	4,377	4,500

Tenneco, Inc.

5.38%, 12/15/2024	93	94

5.00%, 7/15/2026 (a)	4,155	4,025

7.88%, 1/15/2029 (f)	2,336	2,630

5.13%, 4/15/2029 (f)	2,780	2,759

Terex Corp. 5.00%, 5/15/2029 (a) (f)	1,980	2,059

TerraForm Power Operating LLC

4.25%, 1/31/2023 (f)	1,869	1,918

5.00%, 1/31/2028 (f)	1,748	1,875

Texas Competitive Electric Holdings Co. LLC

8.50%, 10/1/2021 ‡ (k)	16,772	25

8.50%, 12/1/2021 ‡ (k)	12,477	13

T-Mobile USA, Inc.

6.00%, 3/1/2023	1,598	1,612

5.13%, 4/15/2025	1,704	1,733

4.50%, 2/1/2026	10,879	11,151

2.25%, 2/15/2026	1,870	1,882

3.75%, 4/15/2027 (f)	2,250	2,478

4.75%, 2/1/2028	21,452	22,927

3.88%, 4/15/2030 (f)	2,250	2,451

3.00%, 2/15/2041 (f)	410	384

4.50%, 4/15/2050 (f)	785	885

3.30%, 2/15/2051 (f)	160	149

Topaz Solar Farms LLC 5.75%, 9/30/2039 (f)	394	456

Toyota Motor Credit Corp.

(ICE LIBOR USD 3 Month + 0.40%), 0.59%, 5/17/2022 (e)	50	50

(ICE LIBOR USD 3 Month + 0.48%), 0.66%, 9/8/2022 (e)	140	141

Transcontinental Gas Pipe Line Co. LLC 3.95%, 5/15/2050	435	455

TransDigm, Inc. 6.25%, 3/15/2026 (f)	9,380	9,931

Transocean Guardian Ltd. 5.88%, 1/15/2024 (a) (f)	1,491	1,386

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a) (f)	4,209	4,103

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (a) (f)	2,486	2,362

Transocean Proteus Ltd. 6.25%, 12/1/2024 (f)	370	362

Transocean, Inc. 11.50%, 1/30/2027 (f)	2,664	2,557

TreeHouse Foods, Inc. 4.00%, 9/1/2028	325	323

TriMas Corp. 4.13%, 4/15/2029 (f)	4,182	4,172

Trinseo Materials Operating SCA

5.38%, 9/1/2025 (f)	9,060	9,242

5.13%, 4/1/2029 (f)	2,568	2,607

TripAdvisor, Inc. 7.00%, 7/15/2025 (f)	288	311

Triton Water Holdings, Inc. 6.25%, 4/1/2029 (f)	2,038	2,063

Triumph Group, Inc.

8.88%, 6/1/2024 (f)	277	308

6.25%, 9/15/2024 (f)	545	550

7.75%, 8/15/2025 (a)	1,670	1,649

Truist Financial Corp.

Series N, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.80%, 9/1/2024 (e) (g) (h)	927	981

Series L, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 12/15/2024 (e) (g) (h)	4,268	4,422

Series P, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.61%), 4.95%, 9/1/2025 (e) (g) (h)	1,695	1,864

Series M, (ICE LIBOR USD 3 Month + 2.79%), 5.12%, 12/15/2027 (e) (g) (h)	8,713	9,310

Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030 (e) (g) (h)	14,890	16,566

Tucson Electric Power Co. 4.00%, 6/15/2050 (a)	741	826

TWDC Enterprises 18 Corp. 2.55%, 2/15/2022	242	246

Twilio, Inc.

3.63%, 3/15/2029	1,586	1,616

3.88%, 3/15/2031 (a)	1,586	1,628

Twitter, Inc. 3.88%, 12/15/2027 (f)	450	474

Under Armour, Inc. 3.25%, 6/15/2026 (a)	500	507

Unisys Corp. 6.88%, 11/1/2027 (f)	300	329

United Airlines Holdings, Inc.

4.25%, 10/1/2022	100	102

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

5.00%, 2/1/2024 (a)	2,604	2,675

4.88%, 1/15/2025 (a)	2,545	2,582

United Airlines, Inc. 4.38%, 4/15/2026 (f)	4,662	4,838

United Rentals North America, Inc.

5.88%, 9/15/2026	931	972

5.50%, 5/15/2027	10,010	10,673

4.88%, 1/15/2028	3,315	3,510

5.25%, 1/15/2030	2,500	2,734

3.88%, 2/15/2031	5,089	5,122

United States Cellular Corp. 6.70%, 12/15/2033	2,210	2,763

United States Steel Corp. 6.88%, 3/1/2029	2,747	2,867

Uniti Group LP

REIT, 6.00%, 4/15/2023 (f)	2,600	2,639

REIT, 7.13%, 12/15/2024 (f)	55	57

US Bancorp Series J, (ICE LIBOR USD 3 Month + 2.91%), 5.30%, 4/15/2027 (e) (g) (h)	1,414	1,589

Vail Resorts, Inc. 6.25%, 5/15/2025 (f)	1,142	1,212

Valvoline, Inc.

4.25%, 2/15/2030 (f)	1,400	1,435

3.63%, 6/15/2031 (f)	300	293

Vector Group Ltd. 10.50%, 11/1/2026 (f)	464	492

Venator Finance SARL 5.75%, 7/15/2025 (f)	3,375	3,333

Verizon Communications, Inc.

2.95%, 3/15/2022	183	187

4.40%, 11/1/2034	595	693

4.27%, 1/15/2036	1,135	1,308

3.40%, 3/22/2041	270	277

3.85%, 11/1/2042	635	692

ViacomCBS, Inc.

4.95%, 5/19/2050 (a)	1,480	1,730

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (e)	3,472	3,554

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (e)	12,291	13,781

VICI Properties LP

REIT, 3.50%, 2/15/2025 (f)	527	538

REIT, 4.25%, 12/1/2026 (f)	8,012	8,263

REIT, 3.75%, 2/15/2027 (f)	1,875	1,890

REIT, 4.63%, 12/1/2029 (f)	4,688	4,868

REIT, 4.13%, 8/15/2030 (f)	1,620	1,645

Vine Energy Holdings LLC 6.75%, 4/15/2029 (f)	5,688	5,690

Virginia Electric and Power Co. 2.95%, 1/15/2022	104	105

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Vista Outdoor, Inc. 4.50%, 3/15/2029 (f)	5,976	5,972

Vistra Operations Co. LLC

5.50%, 9/1/2026 (f)	212	219

5.63%, 2/15/2027 (f)	6,585	6,848

W&T Offshore, Inc. 9.75%, 11/1/2023 (f)	330	291

W.R. Grace & Co.-Conn. 5.63%, 10/1/2024 (f)	1,010	1,122

Wabash National Corp. 5.50%, 10/1/2025 (f)	3,730	3,805

Weatherford International Ltd. 8.75%, 9/1/2024 (f)	400	419

Weekley Homes LLC 4.88%, 9/15/2028 (f)	599	618

Welbilt, Inc. 9.50%, 2/15/2024 (a)	940	988

Wells Fargo & Co.

Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (e) (g) (h)	7,127	7,735

Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (e) (g) (h)	2,207	2,458

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (e) (g) (h)	35,475	36,270

(SOFR + 4.50%), 5.01%, 4/4/2051 (e)	870	1,130

Wells Fargo Bank NA (ICE LIBOR USD 3 Month + 0.65%), 2.08%, 9/9/2022 (e)	250	252

WESCO Distribution, Inc.

5.38%, 6/15/2024	2,287	2,330

7.13%, 6/15/2025 (f)	5,708	6,165

7.25%, 6/15/2028 (f)	5,708	6,336

Western Digital Corp. 4.75%, 2/15/2026	4,512	5,003

William Carter Co. (The) 5.63%, 3/15/2027 (f)	7,290	7,664

Windstream Escrow LLC 7.75%, 8/15/2028 (a) (f)	79	82

WMG Acquisition Corp. 3.00%, 2/15/2031 (f)	4,575	4,295

Wolverine Escrow LLC

8.50%, 11/15/2024 (f)	101	99

9.00%, 11/15/2026 (f)	10,203	10,097

13.13%, 11/15/2027 (a) (f)	444	376

WPX Energy, Inc.

8.25%, 8/1/2023	720	822

5.75%, 6/1/2026	3,249	3,395

5.88%, 6/15/2028	1,620	1,788

4.50%, 1/15/2030	1,523	1,641

Wynn Las Vegas LLC 5.50%, 3/1/2025 (f)	11,657	12,444

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (f)	6,555	6,776

Xerox Holdings Corp. 5.00%, 8/15/2025 (f)	450	473

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	87

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

XPO Logistics, Inc.

6.13%, 9/1/2023 (f)	4,967	5,033

6.75%, 8/15/2024 (f)	4,161	4,348

Yum! Brands, Inc.

7.75%, 4/1/2025 (f)	900	983

4.75%, 1/15/2030 (f)	1,834	1,963

3.63%, 3/15/2031	4,213	4,158

4.63%, 1/31/2032 (a)	3,567	3,728

Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (f)	831	825

Zoetis, Inc.

3.25%, 8/20/2021	123	124

4.45%, 8/20/2048	225	270

ZoomInfo Technologies LLC 3.88%, 2/1/2029 (f)	667	659

		3,832,449

Total Corporate Bonds (Cost $4,380,094)		4,592,724

Equity-Linked Notes — 5.0%

Barclays Bank plc, ELN, 6.50%, 6/23/2021, (linked to Russell 2000 Index)	61	137,696

Barclays Bank plc, ELN, 6.50%, 7/6/2021, (linked to Russell 2000 Index)	61	136,730

National Bank of Canada, ELN, 7.50%, 6/3/2021, (linked to Russell 2000 Index)	115	262,055

UBS AG, ELN, 7.50%, 6/9/2021, (linked to Russell 2000 Index)	60	135,058

Total Equity-Linked Notes (Cost $645,008)		671,539

Collateralized Mortgage Obligations — 4.7%

Bermuda — 0.0% (c)

Bellemeade Re Ltd. Series 2019-1A, Class M2, 2.81%, 3/25/2029 ‡ (f) (m)	1,000	1,003

Eagle RE Ltd. Series 2019-1, Class M2, 3.41%, 4/25/2029 ‡ (f) (m)	1,980	1,990

		2,993

United States — 4.7%

Adjustable Rate Mortgage Trust

Series 2004-2, Class 6A1, 2.54%, 2/25/2035 (m)	1,162	1,205

Series 2005-2, Class 3A1, 2.85%, 6/25/2035 (m)	724	728

Alternative Loan Trust

Series 2004-28CB, Class 4A1, 5.00%, 1/25/2020	6	6

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	3	3

Series 2005-J11, Class 5A1, 5.50%, 11/25/2020	83	79

Series 2005-85CB, Class 3A2, 5.25%, 2/25/2021	127	128

Series 2007-25, Class 2A1, 6.00%, 11/25/2022	52	45

Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	118	118

Series 2006-J3, Class 4A1, 5.75%, 5/25/2026	368	365

Series 2005-J1, Class 3A1, 6.50%, 8/25/2032	39	40

Series 2004-12CB, Class 2A1, 6.00%, 6/25/2034	285	289

Series 2004-25CB, Class A1, 6.00%, 12/25/2034	4,216	4,220

Series 2004-27CB, Class A1, 6.00%, 12/25/2034	251	249

Series 2004-28CB, Class 2A4, 5.75%, 1/25/2035	397	401

Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	640	643

Series 2004-32CB, Class 2A5, 5.50%, 2/25/2035	2,465	2,481

Series 2005-3CB, Class 1A4, 5.25%, 3/25/2035	64	63

Series 2005-3CB, Class 1A13, 5.50%, 3/25/2035	7,626	7,618

Series 2005-J2, Class 1A5, 0.61%, 4/25/2035 (m)	4,865	4,072

Series 2005-6CB, Class 1A4, 5.50%, 4/25/2035	3,074	2,991

Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	362	360

Series 2005-10CB, Class 1A5, 5.50%, 5/25/2035	3,211	3,070

Series 2005-10CB, Class 1A8, 5.50%, 5/25/2035	1,853	1,832

Series 2005-13CB, Class A4, 5.50%, 5/25/2035	1,295	1,309

Series 2005-21CB, Class A4, 5.25%, 6/25/2035	686	657

Series 2005-21CB, Class A17, 6.00%, 6/25/2035	3,052	3,035

Series 2005-20CB, Class 1A1, 5.50%, 7/25/2035	142	136

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2005-23CB, Class A15, 5.50%, 7/25/2035	1,493	1,435

Series 2005-64CB, Class 1A1, 5.50%, 12/25/2035	552	550

Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	1,398	1,394

Series 2005-J14, Class A3, 5.50%, 12/25/2035	301	254

Series 2005-J14, Class A7, 5.50%, 12/25/2035	1,588	1,342

Series 2005-J14, Class A8, 5.50%, 12/25/2035	1,327	1,121

Series 2005-86CB, Class A4, 5.50%, 2/25/2036	366	296

Series 2006-J1, Class 1A13, 5.50%, 2/25/2036	129	117

Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	3,887	3,951

Series 2006-4CB, Class 2A5, 5.50%, 4/25/2036	742	724

Series 2006-14CB, Class A1, 6.00%, 6/25/2036	1,397	1,078

Series 2006-19CB, Class A15, 6.00%, 8/25/2036	522	424

Series 2006-25CB, Class A2, 6.00%, 10/25/2036	249	193

Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	2,688	2,062

Series 2007-8CB, Class A9, 6.00%, 5/25/2037	183	152

Series 2007-19, Class 1A8, 6.00%, 8/25/2037	158	114

American Home Mortgage Investment Trust

Series 2007-2, Class 12A1, 0.38%, 3/25/2037 (m)	5,197	2,578

Series 2005-1, Class 6A, 2.20%, 6/25/2045 (m)	123	127

Angel Oak Mortgage Trust

Series 2019-5, Class B1, 3.96%, 10/25/2049 ‡ (f) (m)	2,250	2,309

Series 2019-3, Class B1, 4.10%, 5/25/2059 (f) (m)	7,000	7,015

Series 2019-6, Class B1, 3.94%, 11/25/2059 (f) (m)	4,000	4,099

Series 2019-6, Class B3, 6.01%, 11/25/2059 ‡ (f) (m)	1,285	1,196

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United States — continued

Angel Oak Mortgage Trust I LLC

Series 2019-2, Class B1, 5.02%, 3/25/2049 ‡ (f) (m)	4,000		4,085

Series 2019-4, Class B1, 4.41%, 7/26/2049 (f) (m)	5,000		5,029

Banc of America Alternative Loan Trust

Series 2006-4, Class 2A1, 6.00%, 5/25/2021	2		2

Series 2005-11, Class 4A5, 5.75%, 12/25/2035	554		548

Series 2006-4, Class 3CB4, 6.00%, 5/25/2046	591		591

Series 2006-4, Class 4CB1, 6.50%, 5/25/2046	1,923		1,924

Series 2006-5, Class CB7, 6.00%, 6/25/2046	372		367

Banc of America Funding Trust

Series 2007-4, Class 8A1, 5.50%, 11/25/2034	54		48

Series 2005-6, Class 1A2, 5.50%, 10/25/2035	1,573		1,555

Series 2005-7, Class 4A7, 6.00%, 11/25/2035	254		260

Series 2006-A, Class 1A1, 2.73%, 2/20/2036 (m)	722		721

Series 2006-2, Class 2A20, 5.75%, 3/25/2036	356		353

Series 2007-5, Class 4A1, 0.48%, 7/25/2037 (m)	3,197		2,176

Banc of America Mortgage Trust

Series 2004-A, Class 2A2, 2.53%, 2/25/2034 (m)	335		343

Series 2007-3, Class 1A1, 6.00%, 9/25/2037	199		200

Bear Stearns ALT-A Trust Series 2006-8, Class 3A1, 0.43%, 2/25/2034 (m)	262		254

Bear Stearns Asset-Backed Securities I Trust Series 2004-AC5, Class M1, 1.11%, 10/25/2034 ‡ (m)	342		70

Chase Mortgage Finance Trust

Series 2007-A2, Class 3A1, 2.83%, 6/25/2035 (m)	—	(d)	—	(d)

Series 2006-S3, Class 1A2, 6.00%, 11/25/2036	1,197		810

Series 2006-S4, Class A5, 6.00%, 12/25/2036	899		613

Series 2007-S2, Class 1A8, 6.00%, 3/25/2037	226		159

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	89

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

CHL GMSR Issuer Trust

Series 2018-GT1, Class A, 2.86%, 5/25/2023 (f) (m)	4,530	4,518

Series 2018-GT1, Class B, 3.61%, 5/25/2023 (f) (m)	795	793

CHL Mortgage Pass-Through Trust

Series 2005-20, Class A7, 5.25%, 12/25/2027	115	97

Series 2004-25, Class 2A1, 0.79%, 2/25/2035 (m)	2,508	2,336

Series 2005-26, Class 1A11, 5.50%, 11/25/2035	1,655	1,389

Series 2005-31, Class 2A1, 2.53%, 1/25/2036 (m)	715	656

Series 2005-30, Class A5, 5.50%, 1/25/2036	149	123

Series 2006-HYB1, Class 2A2C, 2.72%, 3/20/2036 (m)	2,427	2,407

Series 2006-HYB2, Class 2A1B, 2.84%, 4/20/2036 (m)	701	668

Series 2006-J2, Class 1A1, 6.00%, 4/25/2036	103	81

Series 2006-10, Class 1A16, 6.00%, 5/25/2036	1,232	878

Series 2006-15, Class A1, 6.25%, 10/25/2036	91	63

Series 2006-17, Class A2, 6.00%, 12/25/2036	368	245

Series 2006-18, Class 2A4, 6.00%, 12/25/2036	2,090	1,630

Series 2007-2, Class A2, 6.00%, 3/25/2037	132	97

Series 2007-3, Class A18, 6.00%, 4/25/2037	1,003	747

Series 2007-10, Class A4, 5.50%, 7/25/2037	126	86

Series 2007-13, Class A4, 6.00%, 8/25/2037	265	198

Series 2007-16, Class A1, 6.50%, 10/25/2037	2,443	1,764

Series 2007-18, Class 2A1, 6.50%, 11/25/2037	491	285

Citicorp Mortgage Securities Trust Series 2007-4, Class 1A9, 6.00%, 5/25/2037	428	426

Citigroup Mortgage Loan Trust

Series 2005-3, Class 2A2A, 3.08%, 8/25/2035 (m)	107	111

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2005-11, Class A2A, 2.53%, 10/25/2035 (m)	200	202

Series 2006-AR3, Class 1A1A, 3.18%, 6/25/2036 (m)	1,226	1,242

Series 2006-AR5, Class 1A5A, 3.13%, 7/25/2036 (m)	554	543

Citigroup Mortgage Loan Trust, Inc.

Series 2005-4, Class A, 3.03%, 8/25/2035 (m)	280	293

Series 2005-6, Class A1, 2.22%, 9/25/2035 (m)	395	412

Series 2006-8, Class A3, 0.46%, 10/25/2035 (f) (m)	630	402

Series 2005-9, Class 2A2, 5.50%, 11/25/2035	88	79

Connecticut Avenue Securities Trust

Series 2018-R07, Class 1M2, 2.51%, 4/25/2031 ‡ (f) (m)	5,978	6,015

Series 2019-R01, Class 2M2, 2.56%, 7/25/2031 ‡ (f) (m)	2,665	2,680

Series 2019-R02, Class 1M2, 2.41%, 8/25/2031 ‡ (f) (m)	7,342	7,396

Series 2019-R03, Class 1M2, 2.26%, 9/25/2031 (f) (m)	874	880

Series 2019-R04, Class 2M2, 2.21%, 6/25/2039 ‡ (f) (m)	2,993	3,003

Series 2019-R05, Class 1M2, 2.11%, 7/25/2039 ‡ (f) (m)	2,610	2,621

Series 2019-R06, Class 2M2, 2.21%, 9/25/2039 ‡ (f) (m)	9,213	9,248

Series 2019-R07, Class 1M2, 2.21%, 10/25/2039 ‡ (f) (m)	6,829	6,868

Series 2020-R02, Class 2M2, 2.11%, 1/25/2040 (f) (m)	10,000	10,065

Series 2020-R01, Class 1M2, 2.16%, 1/25/2040 ‡ (f) (m)	4,736	4,766

CSFB Mortgage-Backed Pass-Through Certificates

Series 2005-10, Class 11A1, 5.50%, 11/25/2020	572	110

Series 2003-29, Class 3A1, 5.50%, 12/25/2033	233	237

Series 2004-AR4, Class 4A1, 2.52%, 5/25/2034 (m)	1,406	1,450

Series 2004-AR4, Class 2A1, 2.88%, 5/25/2034 (m)	310	321

Series 2004-AR5, Class 6A1, 2.65%, 6/25/2034 (m)	346	364

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2004-4, Class 4A1, 5.50%, 8/25/2034	2,032	2,132

Series 2004-8, Class 4A3, 5.50%, 12/25/2034	107	108

Series 2005-4, Class 2A5, 0.66%, 6/25/2035 (m)	3,211	2,466

Series 2005-10, Class 5A3, 5.50%, 11/25/2035	353	322

CSFB Mortgage-Backed Trust Series 2004-AR6, Class 7A1, 2.72%, 10/25/2034 (m)	935	951

CSMC Mortgage-Backed Trust

Series 2006-8, Class 5A1, 5.60%, 10/25/2026 (m)	40	40

Series 2007-2, Class 3A13, 5.50%, 3/25/2037	441	339

Deephaven Residential Mortgage Trust

Series 2019-2A, Class B1, 4.72%, 4/25/2059 ‡ (f) (m)	7,061	6,961

Series 2019-2A, Class B2, 5.79%, 4/25/2059 ‡ (f) (m)	3,100	2,947

Series 2019-3A, Class B1, 4.26%, 7/25/2059 ‡ (f) (m)	3,900	3,903

Series 2019-3A, Class B2, 5.66%, 7/25/2059 (f) (m)	6,000	6,018

Series 2019-4A, Class B1, 3.99%, 10/25/2059 ‡ (f) (m)	4,000	4,018

Series 2019-4A, Class B2, 4.92%, 10/25/2059 ‡ (f) (m)	5,250	5,211

Series 2020-1, Class B1, 3.66%, 1/25/2060 ‡ (f) (m)	2,000	2,051

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust

Series 2005-1, Class 2A1, 5.08%, 2/25/2020 (m)	25	24

Series 2005-2, Class 2A1, 0.41%, 3/25/2020 (m)	4	4

DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, 0.64%, 8/19/2045 (m)	1,665	1,617

FHLMC STACR REMIC Trust

Series 2020-DNA2, Class M2, 1.96%, 2/25/2050 (f) (m)	3,000	3,028

Series 2020-HQA2, Class M2, 3.21%, 3/25/2050 (f) (m)	6,228	6,363

Series 2021-DNA1, Class B2, 4.76%, 1/25/2051 ‡ (f) (m)	8,000	7,570

FHLMC STACR Trust

Series 2018-DNA2, Class M2, 2.26%, 12/25/2030 ‡ (f) (m)	11,100	11,185

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2018-HQA2, Class M2, 2.41%, 10/25/2048 (f) (m)	7,260	7,368

FHLMC Structured Agency Credit Risk Debt Notes

Series 2017-DNA3, Class B1, 4.56%, 3/25/2030 (m)	3,000	3,135

Series 2018-HQA1, Class M2, 2.41%, 9/25/2030 (m)	14,444	14,589

Series 2021-DNA2, Class B2, 6.01%, 8/25/2033 (f) (m)	18,050	18,185

FHLMC, REMIC

Series 4068, Class DS, IF, IO, 5.89%, 6/15/2042 (m)	2,893	536

Series 4097, Class ES, IF, IO, 5.99%, 8/15/2042 (m)	4,375	792

Series 4103, Class SB, IF, IO, 5.94%, 9/15/2042 (m)	4,763	1,055

Series 4425, Class SA, IF, IO, 5.94%, 1/15/2045 (m)	5,188	986

Series 4594, Class SG, IF, IO, 5.89%, 6/15/2046 (m)	4,506	1,026

Series 4606, Class SB, IF, IO, 5.89%, 8/15/2046 (m)	8,397	1,820

Series 4614, Class SK, IF, IO, 5.89%, 9/15/2046 (m)	14,761	3,332

Series 4616, Class HS, IF, IO, 5.89%, 9/15/2046 (m)	5,597	1,196

Series 4703, Class SA, IF, IO, 6.04%, 7/15/2047 (m)	8,382	1,771

Series 4718, Class SD, IF, IO, 6.04%, 9/15/2047 (m)	4,490	772

Series 4768, Class SG, IF, IO, 6.09%, 3/15/2048 (m)	3,505	707

Series 4820, Class ES, IF, IO, 6.09%, 3/15/2048 (m)	2,710	445

Series 4834, Class SA, IF, IO, 6.04%, 10/15/2048 (m)	5,908	945

Series 4937, Class MS, IF, IO, 5.94%, 12/25/2049 (m)	8,753	1,655

Series 4839, Class WS, IF, IO, 5.99%, 8/15/2056 (m)	9,316	2,157

FHLMC, STRIPS

Series 264, Class S1, IF, IO, 5.84%, 7/15/2042 (m)	2,954	554

Series 274, Class S1, IF, IO, 5.89%, 8/15/2042 (m)	4,112	741

Series 278, Class S1, IF, IO, 5.94%, 9/15/2042 (m)	3,587	679

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	91

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 279, Class S6, IF, IO, 5.94%, 9/15/2042 (m)	2,811	531

Series 300, Class S1, IF, IO, 5.99%, 1/15/2043 (m)	3,429	673

Series 311, Class S1, IF, IO, 5.84%, 8/15/2043 (m)	1,957	367

Series 316, Class S7, IF, IO, 5.99%, 11/15/2043 (m)	3,137	538

Series 326, Class S2, IF, IO, 5.84%, 3/15/2044 (m)	4,046	900

Series 336, Class S1, IF, IO, 5.94%, 8/15/2044 (m)	2,792	599

Series 337, Class S1, IF, IO, 5.94%, 9/15/2044 (m)	2,117	433

Series 356, Class S5, IF, IO, 5.89%, 9/15/2047 (m)	12,545	2,907

First Horizon Alternative Mortgage Securities Trust Series 2006-FA6, Class 3A1, 5.75%, 11/25/2021	21	17

FNMA, Connecticut Avenue Securities

Series 2017-C01, Class 1B1, 5.86%, 7/25/2029 (m)	1,820	2,000

Series 2017-C05, Class 1M2, 2.31%, 1/25/2030 (m)	5,385	5,454

Series 2017-C06, Class 1M2, 2.76%, 2/25/2030 (m)	2,941	2,995

Series 2017-C07, Class 2M2, 2.61%, 5/25/2030 (m)	1,875	1,896

Series 2018-C01, Class 1M2, 2.36%, 7/25/2030 (m)	6,485	6,550

Series 2018-C02, Class 2M2, 2.31%, 8/25/2030 (m)	323	327

Series 2018-C03, Class 1M2, 2.26%, 10/25/2030 (m)	4,447	4,497

Series 2018-C04, Class 2M2, 2.66%, 12/25/2030 (m)	10,887	11,109

Series 2018-C05, Class 1M2, 2.46%, 1/25/2031 (m)	6,233	6,319

FNMA, REMIC

Series 2011-126, Class SM, IF, IO, 5.84%, 12/25/2041 (m)	3,484	573

Series 2012-20, Class SL, IF, IO, 6.34%, 3/25/2042 (m)	4,319	883

Series 2012-35, Class SN, IF, IO, 6.34%, 4/25/2042 (m)	4,657	1,054

Series 2012-75, Class DS, IF, IO, 5.84%, 7/25/2042 (m)	4,520	800

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2012-128, Class MS, IF, IO, 6.04%, 11/25/2042 (m)	1,795	398

Series 2013-124, Class SB, IF, IO, 5.84%, 12/25/2043 (m)	4,989	962

Series 2013-136, Class SB, IF, IO, 5.79%, 1/25/2044 (m)	4,849	883

Series 2015-35, Class SA, IF, IO, 5.49%, 6/25/2045 (m)	4,786	819

Series 2015-37, Class ST, IF, IO, 5.51%, 6/25/2045 (m)	4,262	750

Series 2016-1, Class SJ, IF, IO, 6.04%, 2/25/2046 (m)	10,639	2,106

Series 2016-77, Class SA, IF, IO, 5.89%, 10/25/2046 (m)	3,927	747

Series 2017-1, Class SA, IF, IO, 5.94%, 2/25/2047 (m)	4,267	886

Series 2017-16, Class SM, IF, IO, 5.94%, 3/25/2047 (m)	2,533	565

Series 2017-37, Class AS, IF, IO, 5.99%, 5/25/2047 (m)	12,014	2,678

Series 2018-14, Class SA, IF, IO, 6.09%, 3/25/2048 (m)	7,923	1,661

Series 2018-15, Class JS, IF, IO, 6.09%, 3/25/2048 (m)	4,941	985

Series 2018-16, Class SN, IF, IO, 6.14%, 3/25/2048 (m)	2,016	380

Series 2018-27, Class SE, IF, IO, 6.09%, 5/25/2048 (m)	3,430	742

Series 2018-60, Class SK, IF, IO, 5.59%, 8/25/2048 (m)	3,588	735

Series 2018-73, Class SC, IF, IO, 6.09%, 10/25/2048 (m)	7,965	1,552

Series 2019-9, Class SM, IF, IO, 5.94%, 3/25/2049 (m)	4,719	769

Series 2019-20, Class BS, IF, IO, 5.94%, 5/25/2049 (m)	1,744	236

Fremont Home Loan Trust Series 2004-A, Class M1, 0.93%, 1/25/2034 ‡ (m)	2,543	2,522

GCAT LLC Series 2019-NQM1, Class M1, 3.85%, 2/25/2059 ‡ (f) (m)	2,500	2,494

GCAT Trust

Series 2019-NQM2, Class B1, 4.01%, 9/25/2059 ‡ (f) (m)	5,000	5,100

Series 2020-NQM1, Class B1, 3.64%, 1/25/2060 ‡ (f) (m)	3,000	2,985

GMACM Mortgage Loan Trust

Series 2004-AR2, Class 3A, 3.48%, 8/19/2034 (m)	336	322

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2005-AR1, Class 3A, 3.75%, 3/18/2035 (m)	100	98

GNMA

Series 2014-25, Class HS, IF, IO, 5.98%, 2/20/2044 (m)	3,095	693

Series 2015-124, Class SB, IF, IO, 6.13%, 9/20/2045 (m)	5,687	1,138

Series 2015-149, Class GS, IF, IO, 6.13%, 10/20/2045 (m)	5,191	1,221

Series 2016-111, Class SA, IF, IO, 5.98%, 8/20/2046 (m)	2,763	600

Series 2016-120, Class NS, IF, IO, 5.98%, 9/20/2046 (m)	7,630	1,684

Series 2017-11, Class AS, IF, IO, 5.98%, 1/20/2047 (m)	3,218	637

Series 2017-55, Class AS, IF, IO, 6.03%, 4/20/2047 (m)	2,231	392

Series 2017-56, Class SC, IF, IO, 6.03%, 4/20/2047 (m)	4,658	878

Series 2017-68, Class SA, IF, IO, 6.03%, 5/20/2047 (m)	4,505	908

Series 2017-67, Class ST, IF, IO, 6.08%, 5/20/2047 (m)	7,898	1,652

Series 2017-75, Class SD, IF, IO, 6.08%, 5/20/2047 (m)	1,914	328

Series 2017-80, Class AS, IF, IO, 6.08%, 5/20/2047 (m)	4,537	840

Series 2017-93, Class SE, IF, IO, 6.08%, 6/20/2047 (m)	3,364	650

Series 2017-107, Class SL, IF, IO, 6.08%, 7/20/2047 (m)	9,099	1,885

Series 2017-112, Class S, IF, IO, 6.08%, 7/20/2047 (m)	7,335	1,420

Series 2017-120, Class QS, IF, IO, 6.08%, 8/20/2047 (m)	3,910	766

Series 2017-134, Class SB, IF, IO, 6.08%, 9/20/2047 (m)	4,120	701

Series 2017-141, Class QS, IF, IO, 6.08%, 9/20/2047 (m)	8,657	1,500

Series 2017-149, Class QS, IF, IO, 6.08%, 10/20/2047 (m)	4,461	931

Series 2018-1, Class ST, IF, IO, 6.08%, 1/20/2048 (m)	9,122	1,762

Series 2018-11, Class SA, IF, IO, 6.08%, 1/20/2048 (m)	4,815	670

Series 2018-6, Class CS, IF, IO, 6.08%, 1/20/2048 (m)	2,936	656

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2018-36, Class SG, IF, IO, 6.08%, 3/20/2048 (m)	8,531	1,860

Series 2018-63, Class SB, IF, IO, 6.08%, 4/20/2048 (m)	1,646	298

Series 2018-64, Class GS, IF, IO, 6.08%, 5/20/2048 (m)	6,120	934

Series 2018-65, Class SE, IF, IO, 6.08%, 5/20/2048 (m)	6,949	1,204

Series 2018-92, Class SH, IF, IO, 6.08%, 7/20/2048 (m)	3,775	732

Series 2018-115, Class DS, IF, IO, 6.08%, 8/20/2048 (m)	9,628	1,650

Series 2018-126, Class CS, IF, IO, 6.08%, 9/20/2048 (m)	5,914	1,017

Series 2018-146, Class S, IF, IO, 6.03%, 10/20/2048 (m)	4,736	792

Series 2018-147, Class SD, IF, IO, 6.03%, 10/20/2048 (m)	11,247	1,903

Series 2018-168, Class SA, IF, IO, 5.98%, 12/20/2048 (m)	4,538	843

Series 2019-16, Class SB, IF, IO, 5.93%, 2/20/2049 (m)	7,797	1,358

Series 2019-22, Class SM, IF, IO, 5.93%, 2/20/2049 (m)	18,229	3,655

Series 2019-23, Class JS, IF, IO, 5.93%, 2/20/2049 (m)	5,811	800

Series 2019-30, Class SA, IF, IO, 5.93%, 3/20/2049 (m)	9,141	1,614

Series 2019-38, Class SN, IF, IO, 5.93%, 3/20/2049 (m)	8,488	1,666

Series 2019-41, Class CS, IF, IO, 5.93%, 3/20/2049 (m)	7,478	1,111

Series 2019-42, Class SJ, IF, IO, 5.93%, 4/20/2049 (m)	8,027	1,265

Series 2019-56, Class GS, IF, IO, 6.03%, 5/20/2049 (m)	4,903	753

Series 2019-69, Class DS, IF, IO, 5.98%, 6/20/2049 (m)	5,155	772

Series 2019-70, Class SM, IF, IO, 5.98%, 6/20/2049 (m)	5,397	1,022

Series 2020-76, Class SL, IF, IO, 6.03%, 5/20/2050 (m)	7,601	1,791

GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (f) (m)	1,327	588

GSR Mortgage Loan Trust

Series 2004-15F, Class 1A2, 5.50%, 12/25/2034	235	243

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	93

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2005-1F, Class 2A3, 6.00%, 2/25/2035	177	167

Series 2005-AR3, Class 6A1, 2.80%, 5/25/2035 (m)	93	91

Series 2005-AR4, Class 3A5, 3.23%, 7/25/2035 (m)	1,538	1,354

Series 2005-6F, Class 3A18, 5.50%, 7/25/2035	897	947

Series 2005-AR7, Class 6A1, 2.86%, 11/25/2035 (m)	878	880

Series 2006-1F, Class 2A16, 6.00%, 2/25/2036	699	503

Series 2006-1F, Class 2A9, 6.00%, 2/25/2036	1,132	814

Series 2006-9F, Class 3A1, 6.25%, 10/25/2036	595	600

Series 2007-1F, Class 3A13, 6.00%, 1/25/2037	279	239

HarborView Mortgage Loan Trust Series 2005-11, Class 2A1A, 0.74%, 8/19/2045 (m)	212	212

Homeward Opportunities Fund I Trust

Series 2019-1, Class M1, 3.95%, 1/25/2059 (f) (m)	2,000	2,053

Series 2019-1, Class B1, 4.80%, 1/25/2059 ‡ (f) (m)	1,850	1,874

Series 2019-3, Class B1, 4.02%, 11/25/2059 ‡ (f) (m)	4,970	5,101

Impac CMB Trust

Series 2004-5, Class 1A1, 0.83%, 10/25/2034 (m)	426	425

Series 2004-6, Class 1A2, 0.89%, 10/25/2034 (m)	990	1,004

Series 2004-5, Class 1M2, 0.98%, 10/25/2034 ‡ (m)	155	155

Series 2004-7, Class 1A2, 1.03%, 11/25/2034 (m)	520	530

Series 2004-9, Class 1A1, 0.87%, 1/25/2035 (m)	2,029	2,082

Series 2004-10, Class 2A, 0.75%, 3/25/2035 (m)	625	600

Series 2004-10, Class 3A1, 0.81%, 3/25/2035 (m)	2,109	2,094

Series 2005-1, Class 1A1, 0.63%, 4/25/2035 (m)	387	391

Series 2005-1, Class 1A2, 0.73%, 4/25/2035 (m)	473	477

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2005-2, Class 1A2, 0.73%, 4/25/2035 (m)	417	416

Series 2005-4, Class 1A1A, 0.65%, 5/25/2035 (m)	304	314

Impac Secured Assets CMN Owner Trust Series 2003-2, Class A4, 3.75%, 8/25/2033	240	234

Impac Secured Assets Trust

Series 2007-3, Class A1B, 0.35%, 9/25/2037 (m)	2,270	1,967

Series 2007-3, Class A1C, 0.47%, 9/25/2037 (m)	3,804	3,302

IndyMac INDX Mortgage Loan Trust

Series 2005-AR3, Class 3A1, 2.76%, 4/25/2035 (m)	311	320

Series 2005-AR14, Class 2A1A, 0.71%, 7/25/2035 (m)	928	868

Series 2007-AR21, Class 6A1, 2.89%, 9/25/2037 (m)	5,137	4,295

JPMorgan Alternative Loan Trust Series 2006-A2, Class 1A1, 0.47%, 5/25/2036 (m)	3,098	2,920

JPMorgan Mortgage Trust

Series 2006-S2, Class 2A1, 5.00%, 6/25/2021	21	16

Series 2006-S3, Class 2A4, 5.50%, 8/25/2021	10	10

Series 2007-S3, Class 2A3, 6.00%, 8/25/2022	8	8

Series 2004-A6, Class 1A1, 2.75%, 12/25/2034 (m)	94	95

Series 2005-A3, Class 6A6, 2.74%, 6/25/2035 (m)	260	267

Series 2007-A1, Class 2A2, 2.86%, 7/25/2035 (m)	213	222

Series 2005-A6, Class 1A2, 2.95%, 9/25/2035 (m)	269	275

Series 2005-A8, Class 1A1, 2.87%, 11/25/2035 (m)	123	114

Series 2005-A8, Class 4A1, 3.00%, 11/25/2035 (m)	1,611	1,504

Series 2006-A7, Class 2A4, 3.07%, 1/25/2037 (m)	565	528

Series 2007-S1, Class 2A17, 0.44%, 3/25/2037 (m)	4,382	1,302

Legacy Mortgage Asset Trust Series 2021-GS1, Class A2, 3.84%, 10/25/2066 (f) (l)	2,000	2,000

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Lehman Mortgage Trust

Series 2005-2, Class 2A5, 5.50%, 12/25/2035	941	779

Series 2007-7, Class 5A7, 6.50%, 8/25/2037	8,058	5,645

MASTR Alternative Loan Trust

Series 2006-3, Class 3A1, 5.50%, 6/25/2021	48	54

Series 2004-8, Class 1A1, 6.50%, 9/25/2034	329	345

Series 2004-12, Class 3A1, 6.00%, 12/25/2034	811	839

Series 2005-3, Class 1A1, 5.50%, 4/25/2035	224	227

Series 2005-5, Class 3A1, 5.75%, 8/25/2035	238	169

Series 2005-6, Class 1A2, 5.50%, 12/25/2035	526	473

Merrill Lynch Mortgage Investors Trust

Series 2005-1, Class 2A1, 1.99%, 4/25/2035 (m)	65	65

Series 2005-1, Class 2A2, 1.99%, 4/25/2035 (m)	207	207

Series 2006-1, Class 2A1, 2.05%, 2/25/2036 (m)	1,015	1,069

Series 2006-AF2, Class AF2, 6.25%, 10/25/2036	248	164

Morgan Stanley Mortgage Loan Trust

Series 2006-2, Class 1A, 5.25%, 2/25/2021	576	571

Series 2004-8AR, Class 4A1, 2.55%, 10/25/2034 (m)	721	757

Series 2004-9, Class 1A, 5.42%, 11/25/2034 (m)	513	556

Series 2005-4, Class 1A, 5.00%, 8/25/2035	21	21

MortgageIT Trust

Series 2005-3, Class A1, 0.71%, 8/25/2035 (m)	2,092	2,113

Series 2005-5, Class A1, 0.63%, 12/25/2035 (m)	270	272

New Residential Mortgage Loan Trust

Series 2019-NQM4, Class B1, 3.74%, 9/25/2059 ‡ (f) (m)	2,500	2,539

Series 2019-NQM4, Class B2, 5.01%, 9/25/2059 (f) (m)	4,000	3,997

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2019-NQM5, Class B1, 4.04%, 11/25/2059 ‡ (f) (m)	2,041	2,058

Series 2020-NQM1, Class M1, 3.21%, 1/26/2060 ‡ (f) (m)	3,600	3,652

Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-WF1, Class 2A5, 5.66%, 3/25/2035 (l)	8	9

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates

Series 2005-4, Class 1A2, 0.89%, 11/25/2035 (m)	103	104

Series 2005-5, Class 1APT, 0.67%, 12/25/2035 (m)	1,441	1,437

Opteum Mortgage Acceptance Corp. Trust

Series 2006-1, Class 1APT, 0.53%, 4/25/2036 (m)	471	443

Series 2006-1, Class 1AC1, 0.71%, 4/25/2036 (m)	1,684	1,667

PMT Credit Risk Transfer Trust Series 2019-2R, Class A, 2.86%, 5/27/2023 (f) (m)	489	487

Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A2, 4.21%, 9/27/2060 (f) (l)	4,000	3,997

PRPM 3.77%, 3/25/2026	4,987	4,996

PRPM LLC

Series 2020-2, Class A1, 3.67%, 8/25/2025 (f) (l)	2,949	2,970

Series 2020-3, Class A2, 5.07%, 9/25/2025 (f) (l)	8,500	8,545

Series 2020-6, Class A2, 4.70%, 11/25/2025 (f) (l)	2,350	2,348

Series 2021-1, Class A2, 3.72%, 1/25/2026 (f) (m)	5,000	4,989

Series 2021-3, Class A2, 0.00%, 4/25/2026 (f) (l)	5,500	5,500

RALI Trust

Series 2003-QS20, Class CB, 5.00%, 11/25/2018	3	3

Series 2005-QA5, Class A2, 4.88%, 4/25/2035 (m)	1,200	1,191

Series 2005-QS17, Class A3, 6.00%, 12/25/2035	785	789

Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	1,306	1,296

Series 2006-QS4, Class A2, 6.00%, 4/25/2036	1,409	1,354

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	95

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2006-QS17, Class A5, 6.00%, 12/25/2036	2,172		2,109

Residential Asset Securitization Trust

Series 2004-A6, Class A1, 5.00%, 8/25/2019	4		5

Series 2005-A3, Class A2, 5.50%, 4/25/2035	2,757		2,347

Series 2005-A8CB, Class A11, 6.00%, 7/25/2035	1,773		1,595

Series 2005-A14, Class A1, 5.50%, 12/25/2035	147		107

Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	3,014		2,243

Series 2007-A5, Class 2A2, 6.00%, 5/25/2037	7,437		6,135

RFMSI Trust

Series 2004-S9, Class 2A1, 4.75%, 12/25/2019	—	(d)	—	(d)

Series 2005-SA1, Class 3A, 2.41%, 3/25/2035 (m)	65		66

Series 2005-S7, Class A6, 5.50%, 11/25/2035	100		96

Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	1,715		1,636

Series 2006-SA4, Class 2A1, 4.70%, 11/25/2036 (m)	1,674		1,630

Seasoned Credit Risk Transfer Trust Series 2017-3, Class AIO, IO, 0.00%, 7/25/2056 (m)	248,412		124

Sequoia Mortgage Trust Series 2007-3, Class 1A1, 0.52%, 7/20/2036 (m)	535		526

Spruce Hill Mortgage Loan Trust Series 2019-SH1, Class A3, 3.65%, 4/29/2049 (f) (m)	1,537		1,555

STACR Trust Series 2018-DNA3, Class M2, 2.21%, 9/25/2048 ‡ (f) (m)	8,000		8,094

Starwood Mortgage Residential Trust

Series 2020-1, Class B1, 3.73%, 2/25/2050 ‡ (f) (m)	5,410		5,524

Series 2020-INV1, Class B2, 4.26%, 11/25/2055 ‡ (f)	1,600		1,605

Structured Adjustable Rate Mortgage Loan Trust Series 2005-1, Class 1A1, 2.83%, 2/25/2035 (m)	304		306

Structured Asset Mortgage Investments II Trust

Series 2005-AR3, Class 1A1, 0.65%, 8/25/2035 (m)	2,706		2,885

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2007-AR7, Class 1A1, 0.96%, 5/25/2047 (m)	3,343	2,792

Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (f) (l)	1,926	1,930

Verus Securitization Trust

Series 2019-2, Class B1, 4.44%, 5/25/2059 ‡ (f) (m)	1,700	1,707

Series 2019-INV2, Class B1, 4.45%, 7/25/2059 (f) (m)	2,000	2,046

Series 2019-INV3, Class B1, 3.73%, 11/25/2059 ‡ (f) (m)	5,000	5,032

Series 2019-INV1, Class B1, 4.99%, 12/25/2059 ‡ (f)	4,100	4,148

Series 2020-1, Class M1, 3.02%, 1/25/2060 ‡ (f) (m)	1,700	1,723

Series 2021-R1, Class B1, 3.20%, 10/25/2063 ‡ (f) (m)	2,000	2,013

Series 2021-R1, Class B2, 4.20%, 10/25/2063 ‡ (f) (m)	1,322	1,332

Series 2020-5, Class B1, 3.71%, 5/25/2065 ‡ (f) (m)	2,400	2,439

Series 2020-5, Class B2, 4.71%, 5/25/2065 ‡ (f) (m)	1,400	1,424

Series 2021-1, Class B1, 2.98%, 1/25/2066 ‡ (f) (m)	3,150	3,153

WaMu Mortgage Pass-Through Certificates Trust

Series 2004-AR11, Class A, 2.82%, 10/25/2034 (m)	883	910

Series 2005-AR5, Class A6, 3.51%, 5/25/2035 (m)	1,857	1,935

Series 2005-AR7, Class A3, 2.88%, 8/25/2035 (m)	2,910	3,035

Series 2005-AR10, Class 1A3, 3.09%, 9/25/2035 (m)	1,500	1,545

Series 2005-AR16, Class 1A1, 2.72%, 12/25/2035 (m)	525	534

Series 2005-AR14, Class 1A3, 2.91%, 12/25/2035 (m)	1,258	1,272

Series 2005-AR14, Class 1A4, 2.91%, 12/25/2035 (m)	839	849

Series 2005-AR18, Class 1A3A, 2.79%, 1/25/2036 (m)	56	58

Series 2006-AR2, Class 1A1, 2.93%, 3/25/2036 (m)	244	244

Series 2004-AR10, Class A1B, 0.95%, 7/25/2044 (m)	715	725

Series 2005-AR15, Class A1A1, 0.63%, 11/25/2045 (m)	35	34

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2007-1, Class 2A1, 6.00%, 1/25/2022	332	337

Series 2005-1, Class 1A3, 5.50%, 3/25/2035	678	671

Series 2005-4, Class CB7, 5.50%, 6/25/2035	451	455

Series 2005-10, Class 2A5, 5.75%, 11/25/2035	2,315	2,328

Series 2005-10, Class 4CB1, 5.75%, 12/25/2035	730	732

Series 2006-5, Class 2CB5, 6.50%, 7/25/2036	183	165

Series 2007-1, Class 1A7, 0.71%, 2/25/2037 (m)	3,278	2,335

Wells Fargo Mortgage-Backed Securities Trust

Series 2006-AR19, Class A3, 2.81%, 12/25/2036 (m)	175	174

Series 2007-15, Class A1, 6.00%, 11/25/2037	205	201

		630,994

Total Collateralized Mortgage Obligations (Cost $627,697)		633,987

Commercial Mortgage-Backed Securities — 3.1%

United States — 3.1%

BANK

Series 2019-BN16, Class D, 3.00%, 2/15/2052 ‡ (f)	2,500	2,313

Series 2019-BN16, Class F, 3.85%, 2/15/2052 ‡ (f) (m)	2,000	1,466

Series 2019-BN21, Class F, 2.68%, 10/17/2052 (f)	4,000	2,891

Series 2019-BN23, Class D, 2.50%, 12/15/2052 ‡ (f)	4,000	3,613

Series 2020-BN30, Class F, 2.00%, 12/15/2053 (f) (m)	3,000	2,012

Series 2021-BN31, Class E, 2.50%, 2/15/2054 ‡ (f) (m)	2,500	2,093

Series 2017-BNK5, Class D, 3.08%, 6/15/2060 ‡ (f) (m)	2,000	1,799

Series 2018-BN15, Class E, 3.00%, 11/15/2061 ‡ (f)	1,000	800

Series 2019-BN18, Class F, 3.33%, 5/15/2062 ‡ (f)	9,699	5,468

Series 2019-BN24, Class D, 2.50%, 11/15/2062 ‡ (f)	1,000	897

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2020-BN25, Class D, 2.50%, 1/15/2063 ‡ (f)	1,000	899

Series 2020-BN26, Class D, 2.50%, 3/15/2063 ‡ (f)	1,350	1,191

Series 2020-BN28, Class E, 2.50%, 3/15/2063 ‡ (f)	3,000	2,398

Benchmark Mortgage Trust

Series 2018-B1, Class D, 2.75%, 1/15/2051 ‡ (f)	975	857

Series 2019-B9, Class F, 3.92%, 3/15/2052 ‡ (f) (m)	6,590	4,043

Series 2019-B11, Class D, 3.00%, 5/15/2052 ‡ (f)	4,000	3,718

Series 2020-B21, Class E, 2.00%, 12/17/2053 ‡ (f)	2,500	1,887

Series 2020-B21, Class F, 2.00%, 12/17/2053 (f)	3,000	1,967

Series 2019-B14, Class E, 2.50%, 12/15/2062 ‡ (f)	1,415	1,182

Series 2019-B15, Class E, 2.75%, 12/15/2072 ‡ (f)	4,391	3,801

Series 2019-B15, Class F, 2.75%, 12/15/2072 ‡ (f) (m)	5,000	2,955

BX Series 2021-MFM1, Class G, 4.01%, 1/15/2034 ‡ (f) (m)	750	750

BX Commercial Mortgage Trust

Series 2018-IND, Class E, 1.81%, 11/15/2035 ‡ (f) (m)	455	455

Series 2020-BXLP, Class F, 2.11%, 12/15/2036 ‡ (f) (m)	923	923

Series 2020-VIV2, Class C, 3.66%, 3/9/2044 ‡ (f) (m)	10,590	10,881

CAMB Commercial Mortgage Trust Series 2019-LIFE, Class E, 2.27%, 12/15/2037 (f) (m)	2,690	2,691

CD Mortgage Trust

Series 2016-CD2, Class C, 4.16%, 11/10/2049 ‡ (m)	750	773

Series 2017-CD4, Class D, 3.30%, 5/10/2050 ‡ (f)	1,000	935

Series 2017-CD5, Class D, 3.35%, 8/15/2050 ‡ (f)	1,831	1,679

Series 2017-CD6, Class C, 4.41%, 11/13/2050 ‡ (m)	1,371	1,453

Series 2018-CD7, Class D, 3.26%, 8/15/2051 (f) (m)	2,000	1,861

Series 2019-CD8, Class E, 3.00%, 8/15/2057 ‡ (f)	2,000	1,792

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	97

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2019-CD8, Class F, 3.00%, 8/15/2057 ‡ (f)	1,500	994

CFCRE Commercial Mortgage Trust Series 2016-C6, Class D, 4.34%, 11/10/2049 ‡ (f) (m)	1,000	872

Citigroup Commercial Mortgage Trust

Series 2019-PRM, Class E, 4.89%, 5/10/2036 ‡ (f) (m)	2,750	2,836

Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (f)	2,500	2,233

Series 2016-C1, Class D, 5.11%, 5/10/2049 ‡ (f) (m)	2,225	2,070

Series 2016-C2, Class D, 3.25%, 8/10/2049 (f) (m)	1,000	919

Series 2016-P6, Class D, 3.25%, 12/10/2049 ‡ (f)	1,325	1,094

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (m)	910	995

Series 2020-GC46, Class E, 2.60%, 2/15/2053 ‡ (f)	4,500	3,564

Commercial Mortgage Trust

Series 2020-CBM, Class F, 3.75%, 2/10/2037 ‡ (f) (m)	2,750	2,578

Series 2014-CR15, Class C, 4.89%, 2/10/2047 ‡ (m)	3,375	3,644

Series 2014-LC15, Class D, 5.15%, 4/10/2047 ‡ (f) (m)	1,500	1,503

Series 2014-CR19, Class D, 4.87%, 8/10/2047 ‡ (f) (m)	400	393

Series 2014-UBS5, Class D, 3.50%, 9/10/2047 ‡ (f)	3,100	2,549

Series 2014-LC17, Class D, 3.69%, 10/10/2047 (f)	3,250	3,221

Series 2014-CR20, Class D, 3.22%, 11/10/2047 ‡ (f)	4,675	3,921

Series 2015-CR22, Class D, 4.24%, 3/10/2048 ‡ (f) (m)	1,000	1,009

Series 2015-LC21, Class D, 4.48%, 7/10/2048 ‡ (m)	450	435

Series 2015-CR24, Class D, 3.46%, 8/10/2048 ‡ (m)	1,134	1,034

Series 2015-CR25, Class D, 3.93%, 8/10/2048 ‡ (m)	2,000	1,874

Series 2015-CR27, Class D, 3.60%, 10/10/2048 ‡ (f) (m)	500	483

Series 2015-LC23, Class D, 3.77%, 10/10/2048 ‡ (f) (m)	2,750	2,663

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2015-LC23, Class E, 3.77%, 10/10/2048 ‡ (f) (m)	1,500	1,362

Series 2016-CR28, Class D, 4.04%, 2/10/2049 ‡ (m)	1,350	1,359

Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class AM, 5.42%, 2/15/2040	25	26

CSAIL Commercial Mortgage Trust

Series 2019-C15, Class C, 5.15%, 3/15/2052 ‡ (m)	3,835	4,234

Series 2015-C2, Class B, 4.21%, 6/15/2057 ‡ (m)	1,000	1,040

DBJPM Mortgage Trust

Series 2016-C3, Class D, 3.63%, 8/10/2049 ‡ (f) (m)	1,170	975

Series 2016-C3, Class E, 4.38%, 8/10/2049 (f) (m)	1,250	913

FHLMC Multiclass Certificates Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029	17,110	2,366

FHLMC, Multi-Family Structured Credit Risk

Series 2021-MN1, Class M1, 2.01%, 1/25/2051 (f) (m)	709	715

Series 2021-MN1, Class M2, 3.76%, 1/25/2051 (f) (m)	11,750	12,271

Series 2021-MN1, Class B1, 7.76%, 1/25/2051 (f) (m)	2,650	2,936

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K033, Class X1, IO, 0.41%, 7/25/2023 (m)	106,144	602

Series KC03, Class X1, IO, 0.63%, 11/25/2024 (m)	64,935	989

Series K734, Class X3, IO, 2.24%, 7/25/2026 (m)	13,025	1,233

Series KC04, Class X1, IO, 1.40%, 12/25/2026 (m)	14,995	755

Series K082, Class X3, IO, 2.29%, 10/25/2028 (m)	11,750	1,655

Series K084, Class X3, IO, 2.31%, 11/25/2028 (m)	6,000	865

Series K090, Class X3, IO, 2.39%, 10/25/2029 (m)	1,750	279

Series K723, Class X3, IO, 1.98%, 10/25/2034 (m)	6,552	275

Series Q012, Class X, IO, 4.22%, 9/25/2035 (m)	25,859	6,170

Series K716, Class X3, IO, 1.79%, 8/25/2042 (m)	15,656	6

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series K054, Class X3, IO, 1.65%, 4/25/2043 (m)	17,000	1,169

Series K067, Class X3, IO, 2.19%, 9/25/2044 (m)	34,106	3,992

Series K727, Class X3, IO, 2.07%, 10/25/2044 (m)	33,818	2,043

Series K068, Class X3, IO, 2.13%, 10/25/2044 (m)	11,050	1,269

Series K059, Class X3, IO, 1.98%, 11/25/2044 (m)	24,693	2,306

Series K729, Class X3, IO, 2.04%, 11/25/2044 (m)	37,637	2,346

Series K060, Class X3, IO, 1.96%, 12/25/2044 (m)	1,000	93

Series K061, Class X3, IO, 2.04%, 12/25/2044 (m)	1,544	153

Series K066, Class X3, IO, 2.24%, 8/25/2045 (m)	20,000	2,365

Series K728, Class X3, IO, 2.02%, 11/25/2045 (m)	8,120	497

Series K071, Class X3, IO, 2.08%, 11/25/2045 (m)	5,000	584

Series K089, Class X3, IO, 2.37%, 1/25/2046 (m)	22,283	3,441

Series K087, Class X3, IO, 2.39%, 1/25/2046 (m)	18,300	2,774

Series K091, Class X3, IO, 2.36%, 4/25/2046 (m)	15,000	2,373

Series K102, Class X3, IO, 1.96%, 12/25/2046 (m)	1,180	162

Series K088, Class X3, IO, 2.42%, 2/25/2047 (m)	11,130	1,763

Series K093, Class X3, IO, 2.28%, 5/25/2047 (m)	15,000	2,272

Series K092, Class X3, IO, 2.32%, 5/25/2047 (m)	21,150	3,291

Series K094, Class X3, IO, 2.20%, 7/25/2047 (m)	14,206	2,119

Series K116, Class X3, IO, 3.13%, 9/25/2047 (m)	10,500	2,437

Series K108, Class X3, IO, 3.61%, 4/25/2048 (m)	19,600	4,984

FNMA ACES

Series 2019-M21, Class X2, IO, 1.46%, 2/25/2031 (m)	6,482	662

Series 2016-M4, Class X2, IO, 2.71%, 1/25/2039 (m)	14,745	780

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

FNMA, Multi-Family REMIC Trust Series 2020-M37, Class X, IO, 1.23%, 4/25/2032 (m)	29,932	2,402

FREMF Mortgage Trust

Series 2015-KF09, Class B, 5.46%, 5/25/2022 (f) (m)	111	111

Series 2015-KF10, Class B, 6.21%, 7/25/2022 (f) (m)	405	404

Series 2017-KF31, Class B, 3.01%, 4/25/2024 (f) (m)	1,322	1,308

Series 2017-KF32, Class B, 2.66%, 5/25/2024 (f) (m)	1,581	1,581

Series 2017-KF38, Class B, 2.61%, 9/25/2024 (f) (m)	1,324	1,324

Series 2018-K731, Class C, 4.06%, 2/25/2025 (f) (m)	2,000	2,129

Series 2018-KF47, Class B, 2.11%, 5/25/2025 (f) (m)	3,080	3,022

Series 2018-KF49, Class B, 2.01%, 6/25/2025 (f) (m)	239	235

Series 2019-KF58, Class B, 2.26%, 1/25/2026 (f) (m)	1,673	1,669

Series 2019-KC03, Class B, 4.51%, 1/25/2026 (f) (m)	2,304	2,352

Series 2019-KF62, Class B, 2.16%, 4/25/2026 (f) (m)	2,039	2,025

Series 2017-KF33, Class B, 2.66%, 6/25/2027 (f) (m)	566	562

Series 2017-KF40, Class B, 2.81%, 11/25/2027 (f) (m)	997	983

Series 2018-KF43, Class B, 2.26%, 1/25/2028 (f) (m)	1,953	1,947

Series 2018-KF50, Class B, 2.01%, 7/25/2028 (f) (m)	598	588

Series 2018-K82, Class B, 4.27%, 9/25/2028 (f) (m)	1,460	1,622

Series 2019-KF59, Class B, 2.46%, 2/25/2029 (f) (m)	3,362	3,362

Series 2019-KG01, Class B, 4.31%, 4/25/2029 (f) (m)	3,090	3,257

Series 2019-KF63, Class B, 2.46%, 5/25/2029 (f) (m)	4,516	4,516

Series 2017-K67, Class C, 4.08%, 9/25/2049 (f) (m)	730	779

Series 2017-K729, Class B, 3.80%, 11/25/2049 (f) (m)	1,400	1,509

Series 2017-K63, Class C, 4.00%, 2/25/2050 (f) (m)	1,380	1,467

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	99

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2017-K71, Class B, 3.88%, 11/25/2050 (f) (m)	1,280	1,388

Series 2017-K71, Class C, 3.88%, 11/25/2050 (f) (m)	1,065	1,125

Series 2019-K87, Class C, 4.47%, 1/25/2051 (f) (m)	2,000	2,179

Series 2018-K74, Class B, 4.23%, 2/25/2051 (f) (m)	2,445	2,688

Series 2018-K75, Class B, 4.11%, 4/25/2051 (f) (m)	1,235	1,358

Series 2019-K103, Class B, 3.57%, 12/25/2051 (f) (m)	970	1,033

Series 2020-K737, Class B, 3.41%, 1/25/2053 (f) (m)	1,000	1,057

Series 2020-K737, Class C, 3.41%, 1/25/2053 (f) (m)	1,470	1,525

Series 2019-K96, Class B, 3.94%, 8/25/2056 (f) (m)	1,915	2,088

GNMA

Series 2012-44, IO, 0.09%, 3/16/2049 (m)	8,726	26

Series 2015-86, IO, 0.55%, 5/16/2052 (m)	17,147	470

Series 2013-7, IO, 0.33%, 5/16/2053 (m)	55,162	780

Series 2012-89, IO, 0.26%, 12/16/2053 (m)	8,179	38

Series 2014-186, IO, 0.66%, 8/16/2054 (m)	12,578	361

Series 2013-178, IO, 0.37%, 6/16/2055 (m)	4,359	68

Series 2015-33, IO, 0.64%, 2/16/2056 (m)	10,297	362

Series 2015-59, IO, 0.92%, 6/16/2056 (m)	4,561	177

Series 2015-172, IO, 0.70%, 3/16/2057 (m)	3,532	123

Series 2016-40, IO, 0.67%, 7/16/2057 (m)	12,998	468

Series 2016-157, IO, 0.89%, 11/16/2057 (m)	16,485	955

Series 2016-71, Class QI, IO, 0.93%, 11/16/2057 (m)	77,687	4,122

Series 2016-155, IO, 0.83%, 2/16/2058 (m)	23,305	1,225

Series 2016-151, IO, 1.02%, 6/16/2058 (m)	65,587	4,008

Series 2017-54, IO, 0.58%, 12/16/2058 (m)	12,124	579

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2017-86, IO, 0.77%, 5/16/2059 (m)	3,843	209

Series 2017-148, IO, 0.59%, 7/16/2059 (m)	14,304	703

Series 2017-69, IO, 0.82%, 7/16/2059 (m)	1,769	97

Series 2019-53, Class IA, IO, 0.75%, 6/16/2061 (m)	8,567	605

Series 2020-145, IO, 0.73%, 3/16/2063 (m)	57,643	4,112

GS Mortgage Securities Trust

Series 2006-GG8, Class AJ, 5.62%, 11/10/2039	1,769	593

Series 2012-GCJ9, Class D, 4.90%, 11/10/2045 ‡ (f) (m)	500	489

Series 2013-GC12, Class E, 3.25%, 6/10/2046 ‡ (f)	800	635

Series 2013-GC12, Class D, 4.59%, 6/10/2046 ‡ (f) (m)	750	687

Series 2015-GC28, Class D, 4.46%, 2/10/2048 ‡ (f) (m)	2,500	2,499

Series 2015-GC32, Class E, 4.57%, 7/10/2048 ‡ (f) (m)	2,500	1,967

Series 2015-GC34, Class D, 2.98%, 10/10/2048 ‡	1,380	1,111

Series 2017-GS5, Class D, 3.51%, 3/10/2050 (f) (m)	2,900	2,812

Series 2017-GS6, Class D, 3.24%, 5/10/2050 ‡ (f)	1,750	1,696

Series 2015-GC30, Class D, 3.38%, 5/10/2050 ‡	1,250	1,235

Series 2019-GC40, Class E, 3.00%, 7/10/2052 ‡ (f)	2,250	1,919

Series 2019-GC42, Class D, 2.80%, 9/1/2052 (f)	2,000	1,803

Jackson Park Trust

Series 2019-LIC, Class E, 3.35%, 10/14/2039 ‡ (f) (m)	3,625	3,326

Series 2019-LIC, Class F, 3.35%, 10/14/2039 (f) (m)	4,170	3,653

JPMBB Commercial Mortgage Securities Trust

Series 2013-C15, Class E, 3.50%, 11/15/2045 (f)	2,000	1,889

Series 2013-C17, Class D, 5.05%, 1/15/2047 ‡ (f) (m)	1,250	1,253

Series 2014-C21, Class D, 4.81%, 8/15/2047 (f) (m)	2,049	1,976

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2016-C1, Class D2, 4.39%, 3/15/2049 ‡ (f) (m)	1,465	1,337

JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP3, Class D, 3.63%, 8/15/2049 ‡ (f) (m)	2,500	2,166

KNDL Mortgage Trust Series 2019-KNSQ, Class E, 1.91%, 5/15/2036 ‡ (f) (m)	2,040	2,040

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.11%, 7/15/2044 (m)	321	317

LB-UBS Commercial Mortgage Trust

Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (m)	5,528	3,200

Series 2007-C6, Class AJ, 6.44%, 7/15/2040 (m)	1,223	1,226

MHC Commercial Mortgage Trust Series 2021-MHC, Class G, 3.35%, 4/15/2038 (f) (m)	14,400	14,404

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2012-C5, Class G, 4.50%, 8/15/2045 ‡ (f)	1,500	1,376

Series 2012-C5, Class E, 4.82%, 8/15/2045 (f) (m)	2,500	2,534

Series 2014-C14, Class D, 5.22%, 2/15/2047 (f) (m)	3,750	3,867

Series 2014-C15, Class D, 5.06%, 4/15/2047 ‡ (f) (m)	365	369

Series 2014-C16, Class C, 4.92%, 6/15/2047 (m)	2,000	1,982

Series 2015-C24, Class D, 3.26%, 5/15/2048 ‡ (f)	1,000	973

Morgan Stanley Capital I Trust

Series 2021-L5, Class E, 2.50%, 5/15/2031 (f) (i)	2,885	2,342

Series 2018-MP, Class D, 4.42%, 7/11/2040 ‡ (f) (m)	730	709

Series 2019-L2, Class D, 3.00%, 3/15/2052 ‡ (f)	7,075	6,219

Series 2019-L2, Class E, 3.00%, 3/15/2052 ‡ (f)	2,575	1,924

MRCD MARK Mortgage Trust

Series 2019-PARK, Class F, 2.72%, 12/15/2036 ‡ (f)	10,000	9,707

Series 2019-PARK, Class G, 2.72%, 12/15/2036 ‡ (f)	4,000	3,833

Series 2019-PARK, Class J, 4.25%, 12/15/2036 ‡ (f)	17,000	16,439

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Multi-Family Connecticut Avenue Securities Trust

Series 2019-01, Class M7, 1.81%, 10/15/2049 ‡ (f) (m)	502	502

Series 2019-01, Class M10, 3.36%, 10/15/2049 ‡ (f) (m)	4,900	4,922

Series 2020-01, Class M10, 3.86%, 3/25/2050 ‡ (f) (m)	7,836	8,164

NYC Commercial Mortgage Trust Series 2021-909, Class E, 3.21%, 4/10/2043 (f) (m)	5,000	4,167

VASA Trust Series 2021-VASA, Class G, 5.11%, 7/15/2039 (f) (m)	1,360	1,364

Velocity Commercial Capital Loan Trust

Series 2018-2, Class A, 4.05%, 10/26/2048 (f) (m)	4,815	5,055

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (f) (m)	313	326

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (f) (m)	451	465

Wells Fargo Commercial Mortgage Trust

Series 2021-SAVE, Class E, 3.76%, 2/15/2040 ‡ (f) (m)	1,818	1,833

Series 2015-NXS1, Class E, 2.88%, 5/15/2048 (f) (m)	1,500	1,312

Series 2015-C28, Class D, 4.23%, 5/15/2048 ‡ (m)	2,040	1,975

Series 2018-C43, Class D, 3.00%, 3/15/2051 ‡ (f)	1,250	1,119

Series 2019-C52, Class XA, IO, 1.76%, 8/15/2052 (m)	3,957	406

Series 2015-NXS3, Class D, 3.15%, 9/15/2057 ‡ (f)	1,000	967

WFRBS Commercial Mortgage Trust Series 2014-C22, Class D, 4.05%, 9/15/2057 ‡ (f) (m)	5,505	4,860

Total Commercial Mortgage-Backed Securities (Cost $426,423)		415,255

Loan Assignments — 2.2% (n)

Canada — 0.1%

1011778 BC ULC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.86%, 11/19/2026 (e)	666	655

Concordia Healthcare Corp., Initial Dollar Term Loan (ICE LIBOR USD 1 Month + 5.50%), 6.50%, 9/6/2024 (e)	5,506	5,487

Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 7.50%, 12/1/2023 (e) (o)	626	618

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	101

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Canada — continued

WestJet Airlines Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 4.00%, 12/11/2026 (e)	652	630

		7,390

France — 0.0% (c)

Altice France SA, 1st Lien Term Loan B-13 (ICE LIBOR USD 3 Month + 4.00%), 4.20%, 8/14/2026 (e)	2,688	2,677

Numericable US LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.69%), 3.87%, 1/31/2026 (e)	681	675

		3,352

Luxembourg — 0.1%

Intelsat Jackson Holdings, 1st Lien Term Loan (1-MONTH PRIME + 4.75%), 8.00%, 11/27/2023 (e)	2,707	2,748

Nestle Skin Health, Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 10/1/2026 (e)	9,104	9,100

		11,848

Netherlands — 0.0% (c)

CommScope, Inc., 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 3.25%), 3.36%, 4/6/2026 (e)	1,404	1,392

United Kingdom — 0.0% (c)

Delta 2 SARL, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.50%, 2/1/2024 (e)	467	464

United States — 2.0%

Adient US LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.50%, 4/10/2028 (e) (o)	5,360	5,352

Advanced Drainage Systems, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.38%, 7/31/2026 (e)	315	314

Air Medical Group Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.75%), 5.75%, 10/2/2025 (e)	454	454

Albany Molecular Research, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.25%, 8/30/2024 (e)	832	832

Alliance Laundry Systems LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%; ICE LIBOR USD 3 Month + 3.50%), 4.25%, 10/8/2027 (e)	838	837

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Allied Universal Holdco LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 4.36%, 7/10/2026 (e)	671	669

Altice Financing SA, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.75%), 2.93%, 7/15/2025 (e)	893	875

Altium Packaging LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.25%, 2/3/2028 (e)	915	905

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/6/2024 (e)	1,142	1,135

Ancestry.com, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 12/6/2027 (e)	469	466

API Group DE, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 2.61%, 10/1/2026 (e)	861	854

APi Group DE, Inc., Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.86%, 10/1/2026 (e)	154	153

AppleCaramel Buyer LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/2027 (e)	8,033	8,027

Ascend Learning LLC, Term Loan B

(ICE LIBOR USD 1 Month + 3.00%), 4.00%, 7/12/2024 (e)	881	878

(ICE LIBOR USD 1 Month + 3.75%), 4.75%, 7/12/2024 (e)	1,631	1,629

Asplundh Tree Expert LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.86%, 9/7/2027 (e)	816	812

Astoria Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 12/10/2027 (e)	865	865

Asurion LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.36%, 7/31/2027 (e) (o)	110	109

Asurion LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 5.25%), 5.36%, 1/31/2028 (e)	175	177

Asurion LLC, Term Loan B-6 (ICE LIBOR USD 1 Month + 3.00%), 3.11%, 11/3/2023 (e)	668	666

Asurion LLC, Term Loan B-7 (ICE LIBOR USD 1 Month + 3.00%), 3.11%, 11/3/2024 (e)	244	243

Atkins Nutritionals, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 7/7/2024 (e)	416	417

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

Avantor Funding, Inc., Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.25%, 11/8/2027 (e)	996	996

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 1.95%, 6/1/2024 (e)	2,161	2,146

B&G Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.61%, 10/10/2026 (e)	476	475

Banijay Entertainment, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.86%, 3/1/2025 (e)	547	543

Birkenstock, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.25%, 4/27/2028 (e) (o)	585	583

BJ’s Wholesale Club, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.11%, 2/3/2024 (e)	361	361

Bombardier Recreational Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.11%, 5/24/2027 (e)	508	501

Brookfield WEC Holdings Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.25%, 8/1/2025 (e)	1,398	1,381

Buckeye Partners LP, 1st Lien Term Loan B1 (ICE LIBOR USD 1 Month + 2.25%), 2.36%, 11/1/2026 (e)	2,738	2,726

Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 3.44%, 4/3/2024 (e)	7,227	6,974

Caesars Resort Collection LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.86%, 12/23/2024 (e)	484	478

Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.11%, 1/15/2025 (e)	995	980

Camelot Finance LP, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.00%, 10/30/2026 (e)	698	698

Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.70%, 2/16/2026 (e)	787	781

CBS Radio, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.61%, 11/18/2024 (e)	263	259

CCI Buyer, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.75%, 12/17/2027 (e)	3,443	3,448

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

CCM Merger, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 11/4/2025 (e)	448	449

CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.36%, 3/15/2027 (e)	1,042	1,029

Charter Communications Operating LLC, 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 1.75%), 1.87%, 2/1/2027 (e)	1,746	1,737

CHG Healthcare Services, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 4.00%, 6/7/2023 (e)	541	539

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.25%, 10/2/2024 (e)	3,419	3,413

Cineworld Finance US, Inc., 1st Lien Term Loan B (3-MONTH FIXED LIBOR + 7.00%), 7.00%, 5/23/2024 (e)	52	65

(ICE LIBOR USD 3 Month + 2.50%), 3.50%, 2/28/2025 (e)	438	375

CITGO Holding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 7.00%), 8.00%, 8/1/2023 (e)	329	320

CityCenter Holdings LLC, Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/18/2024 (e)	997	985

Claire’s Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 6.61%, 12/18/2026 (e) (p)	1,833	1,748

Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.69%, 8/21/2026 (e)	2,518	2,436

Cloudera, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.25%, 12/22/2027 (e)	709	706

Clover Merger Sub, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 3.61%, 9/26/2024 (e)	725	725

Club Corp Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 2.95%, 9/18/2024 (e) (o)	275	265

Conservice LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 4.45%, 5/13/2027 (e)	667	666

Consilio, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.50%, 4/30/2028 (e) (o)	470	466

Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.86%, 3/2/2027 (e)	2,183	2,170

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	103

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

CPV Shore Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.87%, 12/29/2025 (e)	309	296

CSC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 2.36%, 7/17/2025 (e)	1,354	1,337

CSC Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.36%, 1/15/2026 (e) (o)	956	945

CVS Holdings I LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 4.36%, 8/31/2026 (e)	512	510

CVS Holdings I LP, Delayed Draw Term Loan (ICE LIBOR USD 1 Month + 4.25%), 4.36%, 8/31/2026 (e)	81	80

DaVita, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.86%, 8/12/2026 (e)	643	639

Diamond Sports Group LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.37%, 8/24/2026 (e)	341	243

DigiCert Buyer, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 7.00%), 7.11%, 2/19/2029 (e)	145	146

DigiCert, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.11%, 10/16/2026 (e)	484	484

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 4/6/2024 (e)	3,911	3,906

Duff & Phelps Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 4/9/2027 (e)	541	542

Dun & Bradstreet Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.36%, 2/6/2026 (e)	729	725

E.W. Scripps Company, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 3.00%), 3.75%, 1/7/2028 (e)	499	498

Edgewater Generation LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.86%, 12/13/2025 (e)	410	396

EIF Channelview Cogeneration LLC, Term Loan (ICE LIBOR USD 1 Month + 4.25%), 5.25%, 5/3/2025 (e)	150	150

Elanco Animal Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.87%, 8/1/2027 (e)	932	919

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Endo Pharmaceutical, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 5.75%, 3/27/2028 (e)	199	194

Ensemble RCM LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 3.94%, 8/3/2026 (e)	666	664

Enterprise Development Authority (The), 1st lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.00%, 2/28/2028 (e)	615	616

Envision Healthcare Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 3.86%, 10/10/2025 (e)	822	687

Epic Crude Services LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 5.26%, 3/2/2026 (e)	11,478	8,232

ESH Hospitality, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.11%, 9/18/2026 (e)	667	663

Exelon Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.75%, 12/15/2027 (e)	788	788

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2022 ‡ (e) (k)	178	73

FGI Operating Co. LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 4.25%, 12/31/2100 (e) (k)	792	—	(d)

Forterra Finance LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.00%, 10/25/2023 (e)	320	319

Garda World Security, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.36%, 10/30/2026 (e) (o)	500	500

Gardner Denver Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.86%, 3/1/2027 (e)	407	406

Gates Global LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.50%, 3/31/2027 (e)	4,326	4,307

Gemini HDPE LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 12/31/2027 (e)	634	632

Genesee & Wyoming, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.00%), 2.20%, 12/30/2026 (e)	1,033	1,028

Getty Images, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 4.63%, 2/19/2026 (e)	576	571

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

Go Daddy Group, Inc. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.86%, 2/15/2024 (e)	945	937

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 2.50%), 3.25%, 10/4/2023 (e)	599	591

GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.86%, 10/10/2025 (e)	780	776

Graham Packaging, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.75%, 8/4/2027 (e)	3,550	3,539

Gray Television, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.62%, 1/2/2026 (e)	862	856

Greeneden U.S. Holdings I LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.75%, 12/1/2027 (e)	5,883	5,892

Grizzly Acquisitions, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 3.45%, 10/1/2025 (e)	315	310

Hargray Communications Group, Inc., Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 5/16/2024 (e)	814	813

Harsco Corp., Term Loan B-3 (ICE LIBOR USD 1 Month + 2.25%), 2.75%, 3/10/2028 (e) (o)	535	531

Hearthside Group Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.69%), 3.80%, 5/23/2025 (e)	351	348

Hertz Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.50%, 6/30/2023 (e)	666	667

Hillman Group, Inc. (The), Initial Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.11%, 5/30/2025 (e)	617	613

Hostess Brands LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 3.00%, 8/3/2025 (e)	689	685

HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 3.18%, 4/25/2025 (e)	619	610

Hyland Software, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.25%, 7/1/2024 (e)	511	511

iHeartCommunications, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.11%, 5/1/2026 (e)	4,616	4,555

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

iHeartCommunications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.75%, 5/1/2026 (e)	167	167

INEOS Enterprises Holdings Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 8/28/2026 (e)	536	536

INEOS US Petrochem LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.25%, 1/29/2026 (e)	350	348

Informatica LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.36%, 2/25/2027 (e)	1,801	1,784

Ingram Micro, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 3/30/2028 (e) (o)	500	500

Insulet, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 3.75%, 4/28/2028 (e) (o)	184	184

Interior Logic Group, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.25%, 4/3/2028 (e)	415	411

Invenergy LLC, Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.11%, 8/28/2025 (e)	302	299

ION Corporates, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 3.93%, 3/11/2028 (e)	389	386

IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.75%, 2/5/2025 (e)	1,127	1,118

(ICE LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/2027 (e)	4,172	4,160

Iridium Communications Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 11/4/2026 (e) (o)	685	686

Jazz Pharmaceuticals plc, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 4/21/2028 (e) (o)	350	351

JBS USA LUX SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.11%, 5/1/2026 (e)	3,638	3,625

JetBlue Airways Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.25%), 6.25%, 6/17/2024 (e)	349	358

KDC US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.86%, 12/22/2025 (e)	887	876

LABL, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.11%, 7/1/2026 (e) (o)	498	495

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	105

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

Leslie’s Poolmart, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.25%, 3/9/2028 (e) (o)	555	552

Lifepoint Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.86%, 11/16/2025 (e)	490	488

Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.75%, 1/30/2024 (e) (o)	132	103

Lightstone Holdco LLC, 1st Lien Term Loan C (ICE LIBOR USD 3 Month + 3.75%), 4.75%, 1/30/2024 (e) (o)	7	6

LogMeIn, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.75%), 4.86%, 8/31/2027 (e)	703	702

Medallion Midland Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.25%, 10/30/2024 (e)	301	297

Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.61%, 1/31/2025 (e)	1,400	1,382

(ICE LIBOR USD 3 Month + 4.25%), 5.25%, 1/31/2025 (e)	3,241	3,288

MI Windows & Doors, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.50%, 12/18/2027 (e)	489	489

Misys Group Ltd., Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 6/13/2024 (e)	294	288

Moda Midstream LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.36%, 9/29/2025 (e)	332	331

Momentive Performance Materials, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.37%, 5/15/2024 (e) (o)	624	617

Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 1.12%), 1.12%, 4/1/2023 ‡ (e) (o)	483	483

(ICE LIBOR USD 3 Month + 6.00%; ICE LIBOR USD 3 Month + 10.75%), 7.00%, 4/1/2024 ‡ (e)	3,213	3,363

Moran Foods LLC, Tranche A Second Lien Term Loan (ICE LIBOR USD 3 Month + 10.75%), 11.75%, 10/1/2024 (e)	2,370	2,050

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.75%, 6/7/2023 (e) (o)	7,950	7,905

NAI Entertainment Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.50%, 5/8/2025 (e)	292	286

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Navistar International, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.61%, 11/6/2024 (e)	2,706	2,703

Netsmart Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.75%, 10/1/2027 (e)	456	456

Nexstar Broadcasting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.62%, 9/18/2026 (e)	943	938

Nielsen Finance LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 2.11%, 10/4/2023 (e)	335	334

Nielsen Holdings PLC, Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.11%, 3/6/2028 (e)	470	469

Oryx Midstream Services LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.11%, 5/22/2026 (e)	355	349

Park River Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 12/28/2027 (e)	2,621	2,605

Pathway Vet Alliance LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 3.86%, 3/31/2027 (e)	347	345

PCI Pharma Services, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 11/30/2027 (e)	440	440

Pearl Intermediate Parent LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 3.50%), 4.25%, 2/14/2025 (e)	418	417

Pelican Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 5/1/2025 (e)	352	348

Pelican Products, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 7.75%), 8.75%, 5/1/2026 (e)	592	581

Petco Health & Wellness Co., Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 3/3/2028 (e) (o)	6,545	6,503

PetVet Care Centers LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.36%, 2/14/2025 (e)	551	547

PG&E Corp., Exit Term Loan (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 6/23/2025 (e)	814	811

Pike Corp., Delayed Draw Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.12%, 1/21/2028 (e)	585	582

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

Plantronics, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 2.61%, 7/2/2025 (e)	1,749	1,725

PPD, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.75%, 1/13/2028 (e)	700	698

Prime Security Services Borrower LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 3.50%, 9/23/2026 (e)	1,250	1,248

Project Boost Purchaser LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.61%, 6/1/2026 (e)	404	400

Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 4.61%, 12/22/2025 (e)	10,886	10,523

Qlik Technologies, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.12%, 4/26/2024 (e)	404	402

Quest Software US Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 4.44%, 5/16/2025 (e)	538	537

Quidditch Acquisition, Inc., 1st Lien Cov-Lite Term Loan (ICE LIBOR USD 3 Month + 7.00%), 8.00%, 3/21/2025 (e)	146	143

Radiology Partners, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.36%, 7/9/2025 (e)	550	548

Realpage, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 4/24/2028 (e)	475	473

Red Ventures LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.61%, 11/8/2024 (e)	332	327

Reynolds Consumer Products, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 1.75%), 1.86%, 2/4/2027 (e)	825	820

Reynolds Group Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.36%, 2/5/2026 (e)	678	672

Reynolds Group Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.86%, 2/5/2023 (e)	1,219	1,216

Ring Container Technologies Group LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.86%, 10/31/2024 (e)	337	334

Sabre Holdings Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.75%, 12/17/2027 (e)	2,538	2,558

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Samsonite International SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.86%, 4/25/2025 (e)	405	397

Scientific Games International, Inc., 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 2.75%), 2.86%, 8/14/2024 (e)	5,513	5,429

Shearer’s Foods, LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.25%, 9/23/2027 (e)	328	328

Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 7.00%, 9/25/2026 (e)	2,082	2,086

Sound Inpatient Physicians Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.86%, 6/27/2025 (e)	397	394

Spin Holdco, Inc., Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.75%, 3/4/2028 (e) (o)	550	547

Spirit AeroSystems, Inc., Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 6.00%, 1/15/2025 (e)	1,535	1,547

SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 1.75%), 1.86%, 4/16/2025 (e)	391	386

SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 1.75%), 1.86%, 4/16/2025 (e)	290	286

St. George’s University Scholastic Services LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.36%, 7/17/2025 (e)	1,295	1,283

Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 5.21%, 4/16/2026 (e)	1,179	1,151

Steinway Musical Instruments, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 2/14/2025 (e)	2,268	2,237

Summit Materials LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.11%, 11/21/2024 (e)	464	462

Sundyne, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.25%, 3/17/2027 (e)	720	714

Tenneco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.11%, 10/1/2025 (e)	670	653

Tennessee Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 2/6/2024 (e)	812	755

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	107

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

ThoughtWorks, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 3/24/2028 (e) (o)	400	398

Thyssenkrupp Elevator, 1st Lien Term Loan B (ICE LIBOR USD 6 Month + 4.25%), 4.48%, 6/30/2027 (e)	2,711	2,715

Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.27%, 3/28/2025 (e)	7,169	7,011

Tivity Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 5.36%, 3/6/2026 (e)	143	143

Trans Union LLC, 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 1.75%), 1.86%, 11/16/2026 (e)	583	579

TransDigm Group, Inc., 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.25%), 2.36%, 5/30/2025 (e)	1,077	1,063

TransDigm Group, Inc., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.25%), 2.36%, 12/9/2025 (e)	1,760	1,737

Trinseo Materials Operating SCA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.11%, 9/6/2024 (e)	339	333

Triton Water Holdings, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 3/31/2028 (e) (o)	3,957	3,941

Tronox, 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 2.50%; ICE LIBOR USD 3 Month + 2.50%), 2.66%, 3/10/2028 (e)	401	397

Truck Hero, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.50%, 1/31/2028 (e)	1,692	1,688

U.S. Renal Care, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 5.13%, 6/26/2026 (e)	4,127	4,033

UFC Holdings, LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 3.00%), 3.75%, 4/29/2026 (e)	2,769	2,757

Ultimate Software Group, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 5/4/2026 (e)	1,030	1,030

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.61%, 10/22/2025 (e)	1,514	1,512

USI, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 3.20%, 5/16/2024 (e)	543	537

Utz Quality Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.11%, 1/20/2028 (e)	409	408

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.11%, 6/2/2025 (e)	12,115	12,092

VICI Properties 1 LLC, 1st Lien Term Loan B REIT, (ICE LIBOR USD 1 Month + 1.75%), 1.86%, 12/20/2024 (e)	660	653

Virtusa Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.00%, 2/11/2028 (e)	145	146

Whataburger, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.87%, 7/31/2026 (e)	536	532

Wheel Pros, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.50%), 5.25%, 4/23/2028 (e) (o)	255	255

WIRB Copernicus Group, Inc., 1st Lien term Loan B (ICE LIBOR USD 3 Month + 4.00%), 5.00%, 1/8/2027 (e)	1,246	1,249

WMG Acquisition Corp., 1st Lien Term Loan G (ICE LIBOR USD 1 Month + 2.13%), 2.23%, 1/20/2028 (e)	1,249	1,240

XPO Logistics, Inc., Term Loan (ICE LIBOR USD 1 Month + 1.75%), 1.86%, 2/24/2025 (e)	625	621

Zaxby’s Operating Co. LP, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.50%, 12/28/2027 (e)	480	480

Zayo Group LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.11%, 3/9/2027 (e)	3,355	3,320

Zekelman Industries, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.11%, 1/24/2027 (e)	665	657

		271,971

Total Loan Assignments (Cost $298,259)		296,417

Asset-Backed Securities — 2.1%

Cayman Islands — 0.0% (c)

BlueMountain CLO Ltd.

Series 2012-2A, Class DR2, 3.08%, 11/20/2028 ‡ (f) (m)	750	740

Series 2018-3A, Class D, 3.43%, 10/25/2030 (f) (m)	685	674

Voya CLO Ltd. Series 2016-3A, Class CR, 3.44%, 10/18/2031 ‡ (f) (m)	550	534

		1,948

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — 2.1%

ABFC Trust

Series 2003-OPT1, Class A1A, 0.93%, 4/25/2033 ‡ (m)	184	179

Series 2004-OPT3, Class M1, 0.86%, 9/25/2033 ‡ (m)	587	579

Series 2004-HE1, Class M1, 1.01%, 3/25/2034 ‡ (m)	941	937

Series 2005-WF1, Class M1, 0.65%, 11/25/2034 ‡ (m)	321	321

ACC Trust

Series 2019-1, Class B, 4.47%, 10/20/2022 (f)	3,145	3,184

Series 2019-1, Class C, 6.41%, 2/20/2024 (f)	2,050	2,114

Accredited Mortgage Loan Trust Series 2004-4, Class M1, 0.98%, 1/25/2035 ‡ (m)	586	569

ACE Securities Corp. Home Equity Loan Trust

Series 2003-FM1, Class M1, 1.40%, 11/25/2032 ‡ (m)	643	651

Series 2003-NC1, Class M1, 1.28%, 7/25/2033 ‡ (m)	341	344

Series 2003-OP1, Class M1, 1.16%, 12/25/2033 ‡ (m)	2,520	2,511

Series 2004-OP1, Class M2, 1.68%, 4/25/2034 ‡ (m)	2,696	2,661

Series 2004-HE4, Class M2, 1.08%, 12/25/2034 ‡ (m)	1,041	1,030

American Credit Acceptance Receivables Trust

Series 2018-3, Class E, 5.17%, 10/15/2024 (f)	1,545	1,608

Series 2019-2, Class E, 4.29%, 6/12/2025 (f)	480	504

Series 2018-3, Class F, 6.44%, 6/12/2025 (f)	1,255	1,318

Series 2018-4, Class F, 6.94%, 10/13/2025 (f)	1,045	1,101

Series 2019-1, Class F, 6.06%, 12/12/2025 (f)	1,630	1,716

Series 2020-2, Class C, 3.88%, 4/13/2026 (f)	1,000	1,053

Series 2019-3, Class F, 5.42%, 5/12/2026 (f)	1,210	1,268

Series 2020-2, Class D, 5.65%, 5/13/2026 (f)	900	984

Series 2019-2, Class F, 5.81%, 6/12/2026 (f)	510	534

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2002-AR1, Class M1, 1.17%, 9/25/2032 ‡ (m)	284	291

Ameriquest Mortgage Securities, Inc. Asset-Backed Securities

Series 2004-R1, Class A2, 0.71%, 2/25/2034 ‡ (m)	619	588

Series 2004-R1, Class M1, 0.90%, 2/25/2034 ‡ (m)	1,648	1,611

Series 2004-R1, Class M2, 0.98%, 2/25/2034 ‡ (m)	252	246

Argent Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2004-W3, Class A3, 0.93%, 2/25/2034 ‡ (m)	1,214	1,180

Series 2004-W2, Class M2, 1.98%, 4/25/2034 ‡ (m)	442	445

Series 2004-W2, Class M3, 2.21%, 4/25/2034 ‡ (m)	285	288

Series 2004-W7, Class M2, 1.01%, 5/25/2034 ‡ (m)	357	355

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2001-HE3, Class A1, 0.65%, 11/15/2031 (m)	1,034	1,020

Series 2003-HE3, Class M2, 3.11%, 6/15/2033 ‡ (m)	23	23

Series 2003-HE4, Class M1, 1.36%, 8/15/2033 (m)	1,121	1,131

Series 2003-HE4, Class M2, 3.11%, 8/15/2033 ‡ (m)	568	581

Series 2004-HE2, Class M2, 1.98%, 4/25/2034 ‡ (m)	1,021	1,024

Series 2004-HE7, Class M2, 1.68%, 10/25/2034 ‡ (m)	779	803

Series 2005-HE6, Class M4, 1.07%, 7/25/2035 ‡ (m)	384	385

Bayview Financial Acquisition Trust Series 2006-D, Class 1A5, 5.67%, 12/28/2036 ‡ (l)	91	109

Bear Stearns Asset-Backed Securities I Trust

Series 2004-HE6, Class M2, 1.98%, 8/25/2034 ‡ (m)	1,771	1,772

Series 2004-HE11, Class M2, 1.68%, 12/25/2034 ‡ (m)	412	413

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	109

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — continued

Bear Stearns Asset-Backed Securities Trust

Series 2003-SD1, Class A, 1.01%, 12/25/2033 ‡ (m)	344	337

Series 2003-SD1, Class M1, 1.38%, 12/25/2033 ‡ (m)	388	383

Series 2004-HE2, Class M2, 1.91%, 3/25/2034 ‡ (m)	464	479

Series 2003-1, Class M1, 1.76%, 11/25/2042 ‡ (m)	257	267

Series 2004-SD4, Class A1, 1.01%, 8/25/2044 ‡ (m)	964	995

CDC Mortgage Capital Trust Series 2003-HE1, Class M1, 1.46%, 8/25/2033 (m)	204	206

Centex Home Equity Loan Trust

Series 2004-A, Class M1, 0.71%, 1/25/2034 ‡ (m)	2,352	2,329

Series 2004-C, Class M2, 0.90%, 6/25/2034 ‡ (m)	464	450

Series 2004-D, Class MV2, 1.14%, 9/25/2034 ‡ (m)	163	164

Series 2004-D, Class MF2, 6.06%, 9/25/2034 ‡ (l)	603	632

Series 2004-D, Class MF3, 6.26%, 9/25/2034 ‡ (l)	1,640	1,672

Chase Funding Loan Acquisition Trust Series 2004-OPT1, Class M2, 1.61%, 6/25/2034 ‡ (m)	326	326

Chase Funding Trust

Series 2003-5, Class 1M2, 5.64%, 9/25/2032 ‡ (m)	131	129

Series 2003-4, Class 2M1, 1.01%, 3/25/2033 ‡ (m)	38	38

Series 2004-1, Class 1M1, 4.73%, 5/25/2033 ‡	841	863

Series 2003-4, Class 1A5, 5.92%, 5/25/2033 ‡ (l)	795	818

Series 2004-1, Class 2M1, 0.86%, 9/25/2033 ‡ (m)	122	121

Series 2003-6, Class 2A2, 0.69%, 11/25/2034 ‡ (m)	1,891	1,845

Series 2003-6, Class 2M1, 0.86%, 11/25/2034 ‡ (m)	821	825

Series 2004-2, Class 1M1, 5.70%, 2/26/2035 ‡ (m)	1,803	1,847

CHEC Loan Trust Series 2004-1, Class M1, 1.01%, 7/25/2034 ‡ (f) (m)	782	770

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF4, 5.07%, 4/25/2034 ‡ (l)	2,362	2,461

Citigroup Mortgage Loan Trust, Inc.

Series 2005-OPT1, Class M4, 1.16%, 2/25/2035 ‡ (m)	172	168

Series 2005-WF2, Class AF7, 5.75%, 8/25/2035 ‡ (l)	33	33

Conn’s Receivables Funding LLC

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (f)	369	370

Series 2019-A, Class C, 5.29%, 10/16/2023 ‡ (f)	546	543

Series 2019-B, Class B, 3.62%, 6/17/2024 ‡ (f)	618	620

Consumer Loan Underlying Bond Certificate Issuer Trust I

Series 2020-9, Class PT, 9.38%, 4/15/2045 (f) (m)	5,015	4,914

Series 2020-8, Class PT, HB, 29.91%, 4/17/2045 (f) (m)	1,888	1,858

Countrywide Asset-Backed Certificates

Series 2002-4, Class M1, 1.23%, 12/25/2032 ‡ (m)	397	398

Series 2004-2, Class M1, 0.86%, 5/25/2034 ‡ (m)	2,374	2,368

Series 2004-3, Class M1, 0.86%, 6/25/2034 ‡ (m)	427	418

Series 2004-3, Class M2, 0.93%, 6/25/2034 ‡ (m)	397	393

Series 2004-BC4, Class M1, 1.16%, 11/25/2034 ‡ (m)	102	102

Series 2004-ECC2, Class M2, 1.08%, 12/25/2034 ‡ (m)	269	270

Series 2005-AB4, Class 2A1, 0.65%, 3/25/2036 ‡ (m)	1,440	1,376

Countrywide Partnership Trust Series 2004-EC1, Class M2, 1.05%, 1/25/2035 ‡ (m)	478	469

Credit Acceptance Auto Loan Trust Series 2019-3A, Class B, 2.86%, 1/16/2029 (f)	1,500	1,559

Credit-Based Asset Servicing and Securitization LLC

Series 2004-CB2, Class M1, 0.89%, 7/25/2033 ‡ (m)	1,005	987

Series 2003-CB6, Class M1, 1.16%, 12/25/2033 ‡ (m)	1,753	1,765

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — continued

CWABS Asset-Backed Certificates Trust Series 2005-11, Class AF6, 5.05%, 2/25/2036 ‡ (m)	256	262

CWABS, Inc. Asset-Backed Certificates

Series 2004-1, Class M3, 1.08%, 2/25/2034 ‡ (m)	818	818

Series 2004-1, Class M2, 0.93%, 3/25/2034 ‡ (m)	456	454

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M2, 1.11%, 7/25/2034 ‡ (m)	1,004	1,007

Series 2004-6, Class M2, 1.08%, 10/25/2034 ‡ (m)	454	449

DT Auto Owner Trust

Series 2018-3A, Class E, 5.33%, 11/17/2025 (f)	2,732	2,871

Series 2019-1A, Class E, 4.94%, 2/17/2026 (f)	3,690	3,860

Series 2019-2A, Class E, 4.46%, 5/15/2026 (f)	4,167	4,361

Series 2019-3A, Class E, 3.85%, 8/17/2026 (f)	3,900	4,048

Exeter Automobile Receivables Trust

Series 2018-2A, Class E, 5.33%, 5/15/2025 (f)	1,300	1,364

Series 2019-3A, Class D, 3.11%, 8/15/2025 (f)	2,385	2,468

Series 2019-1A, Class E, 5.20%, 1/15/2026 (f)	4,340	4,612

Series 2019-3A, Class E, 4.00%, 8/17/2026 (f)	2,333	2,433

Series 2020-1A, Class E, 3.74%, 1/15/2027 (f)	2,690	2,805

Finance America Mortgage Loan Trust Series 2004-3, Class M2, 1.05%, 11/25/2034 ‡ (m)	139	134

First Franklin Mortgage Loan Asset-Backed Certificates Series 2004-FF3, Class M1, 0.93%, 5/25/2034 ‡ (m)	502	497

First Franklin Mortgage Loan Trust

Series 2004-FF5, Class A1, 0.83%, 8/25/2034 ‡ (m)	1,336	1,334

Series 2005-FF10, Class A1, 0.71%, 11/25/2035 ‡ (m)	5,472	5,381

Flagship Credit Auto Trust Series 2016-3, Class E, 6.25%, 10/15/2023 (f)	1,460	1,477

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Ford Credit Auto Owner Trust

Series 2020-B, Class A2, 0.50%, 2/15/2023	173	174

Series 2020-C, Class A2, 0.25%, 10/15/2023	104	104

Series 2019-B, Class A3, 2.23%, 10/15/2023	122	123

Series 2017-1, Class A, 2.62%, 8/15/2028 (f)	150	153

FREED ABS Trust

Series 2019-1, Class B, 3.87%, 6/18/2026 ‡ (f)	979	988

Series 2019-1, Class C, 5.39%, 6/18/2026 ‡ (f)	1,760	1,811

Fremont Home Loan Trust

Series 2003-A, Class M1, 1.08%, 8/25/2033 ‡ (m)	1,353	1,347

Series 2002-1, Class M1, 1.36%, 8/25/2033 ‡ (m)	1,307	1,315

Series 2004-B, Class M2, 1.05%, 5/25/2034 ‡ (m)	356	361

Series 2004-2, Class M2, 1.04%, 7/25/2034 (m)	313	315

Series 2004-C, Class M1, 1.08%, 8/25/2034 ‡ (m)	599	596

Series 2004-D, Class M1, 0.98%, 11/25/2034 (m)	1,492	1,458

Series 2004-D, Class M2, 1.01%, 11/25/2034 (m)	226	220

GLS Auto Receivables Issuer Trust

Series 2019-1A, Class D, 4.94%, 12/15/2025 (f)	540	567

Series 2019-2A, Class D, 4.52%, 2/17/2026 (f)	1,000	1,045

GM Financial Automobile Leasing Trust Series 2020-3, Class A2A, 0.35%, 11/21/2022	62	63

GM Financial Consumer Automobile Receivables Trust Series 2019-3, Class A3, 2.18%, 4/16/2024	66	66

GSAMP Trust

Series 2003-SEA, Class A1, 0.91%, 2/25/2033 ‡ (m)	686	655

Series 2003-HE1, Class M1, 1.36%, 6/20/2033 ‡ (m)	1,355	1,334

Series 2005-NC1, Class M1, 0.78%, 2/25/2035 ‡ (m)	626	634

Series 2006-FM1, Class A2C, 0.43%, 4/25/2036 ‡ (m)	2,420	1,867

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	111

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — continued

Home Equity Asset Trust

Series 2002-5, Class M1, 1.81%, 5/25/2033 ‡ (m)	2,101	2,113

Series 2003-3, Class M1, 1.40%, 8/25/2033 ‡ (m)	474	475

Series 2004-6, Class M2, 1.01%, 12/25/2034 ‡ (m)	443	443

Home Equity Loan Trust Series 2007-FRE1, Class 2AV3, 0.34%, 4/25/2037 ‡ (m)	11,210	10,762

Home Equity Mortgage Loan Asset-Backed Trust SPMD

Series 2004-B, Class M2, 1.23%, 11/25/2034 ‡ (m)	353	353

Series 2004-C, Class M1, 0.95%, 3/25/2035 (m)	5,372	5,269

Series 2004-C, Class M2, 1.01%, 3/25/2035 ‡ (m)	636	603

Hyundai Auto Receivables Trust Series 2020-C, Class A2, 0.26%, 9/15/2023	156	156

Lendmark Funding Trust Series 2018-1A, Class C, 5.03%, 12/21/2026 ‡ (f)	1,110	1,112

Long Beach Mortgage Loan Trust

Series 2001-2, Class M1, 0.95%, 7/25/2031 ‡ (m)	145	144

Series 2002-5, Class M1, 1.35%, 11/25/2032 ‡ (m)	1,624	1,620

Series 2003-4, Class M1, 1.13%, 8/25/2033 ‡ (m)	83	83

Series 2004-3, Class M2, 1.01%, 7/25/2034 ‡ (m)	555	551

Series 2004-3, Class M4, 1.72%, 7/25/2034 ‡ (m)	362	361

Series 2004-4, Class M1, 1.01%, 10/25/2034 ‡ (m)	909	902

Marlette Funding Trust Series 2017-3A, Class D, 5.03%, 12/15/2024 ‡ (f)	721	726

MASTR Asset-Backed Securities Trust

Series 2003-OPT1, Class M3, 4.23%, 12/25/2032 ‡ (m)	1,927	1,950

Series 2004-OPT2, Class M1, 1.01%, 9/25/2034 ‡ (m)	316	313

Series 2004-OPT2, Class M2, 1.08%, 9/25/2034 ‡ (m)	595	588

Series 2005-NC1, Class M2, 0.86%, 12/25/2034 ‡ (m)	470	462

Series 2005-NC1, Class M4, 1.25%, 12/25/2034 ‡ (m)	658	664

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (f)	4,383	4,575

Mercedes-Benz Auto Receivables Trust Series 2019-1, Class A2A, 2.04%, 6/15/2022	46	46

Merrill Lynch Mortgage Investors Trust

Series 2003-OPT1, Class M1, 1.08%, 7/25/2034 (m)	291	287

Series 2004-HE2, Class M1, 1.31%, 8/25/2035 ‡ (m)	133	133

Metlife Securitization Trust Series 2017-1A, Class A, 3.00%, 4/25/2055 (f) (m)	4,034	4,186

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-NC10, Class M1, 1.13%, 10/25/2033 ‡ (m)	468	468

Series 2004-HE1, Class M1, 0.96%, 1/25/2034 ‡ (m)	1,647	1,643

Series 2004-NC3, Class M1, 0.90%, 3/25/2034 ‡ (m)	1,587	1,569

Series 2004-HE3, Class M1, 0.96%, 3/25/2034 ‡ (m)	2,139	2,122

Series 2004-HE3, Class M2, 1.98%, 3/25/2034 ‡ (m)	188	188

Series 2004-HE2, Class M3, 2.28%, 3/25/2034 ‡ (m)	927	910

Series 2004-NC5, Class M1, 1.01%, 5/25/2034 ‡ (m)	3,521	3,485

Series 2004-WMC2, Class M1, 1.02%, 7/25/2034 ‡ (m)	1,191	1,185

Series 2004-WMC2, Class M2, 1.91%, 7/25/2034 ‡ (m)	213	222

Series 2004-NC6, Class M2, 1.98%, 7/25/2034 ‡ (m)	373	374

Series 2004-HE6, Class M1, 0.93%, 8/25/2034 (m)	338	335

Series 2004-HE6, Class M2, 1.01%, 8/25/2034 ‡ (m)	752	741

Series 2004-HE7, Class M2, 1.05%, 8/25/2034 ‡ (m)	194	193

Series 2004-HE6, Class M3, 1.08%, 8/25/2034 ‡ (m)	497	492

Series 2004-HE7, Class M3, 1.13%, 8/25/2034 ‡ (m)	50	50

Series 2004-HE8, Class M1, 1.07%, 9/25/2034 ‡ (m)	1,630	1,593

Series 2004-HE8, Class M2, 1.13%, 9/25/2034 ‡ (m)	277	271

Series 2004-NC8, Class M3, 1.22%, 9/25/2034 ‡ (m)	377	375

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — continued

Series 2004-HE8, Class M3, 1.23%, 9/25/2034 ‡ (m)	487	480

Series 2005-HE1, Class M2, 0.81%, 12/25/2034 ‡ (m)	293	274

Series 2005-HE1, Class M3, 0.89%, 12/25/2034 ‡ (m)	794	746

Series 2005-NC1, Class M3, 0.87%, 1/25/2035 ‡ (m)	263	256

Series 2004-WMC3, Class M2, 0.90%, 1/25/2035 ‡ (m)	2,419	2,383

Morgan Stanley Mortgage Loan Trust Series 2007-5AX, Class 2A2, 0.41%, 2/25/2037 ‡ (m)	3,380	1,285

New Century Home Equity Loan Trust

Series 2003-B, Class M2, 2.58%, 11/25/2033 ‡ (m)	115	116

Series 2004-1, Class M1, 0.99%, 5/25/2034 (m)	1,747	1,734

Series 2004-2, Class M2, 1.04%, 8/25/2034 ‡ (m)	163	162

Series 2004-2, Class M4, 1.91%, 8/25/2034 ‡ (m)	608	608

Series 2004-3, Class M2, 1.08%, 11/25/2034 ‡ (m)	371	369

Series 2004-3, Class M3, 1.17%, 11/25/2034 ‡ (m)	288	289

Series 2004-4, Class M2, 0.90%, 2/25/2035 ‡ (m)	338	337

Series 2005-1, Class M3, 0.89%, 3/25/2035 ‡ (m)	292	286

Series 2006-2, Class A2B, 0.27%, 8/25/2036 ‡ (m)	1,222	1,206

NovaStar Mortgage Funding Trust

Series 2003-2, Class M2, 2.88%, 9/25/2033 ‡ (m)	1,156	1,183

Series 2004-2, Class M4, 1.91%, 9/25/2034 ‡ (m)	963	945

NRZ Excess Spread-Collateralized Notes

Series 2018-FNT1, Class D, 4.69%, 5/25/2023 (f)	619	620

Series 2018-FNT1, Class E, 4.89%, 5/25/2023 ‡ (f)	507	507

Oak Street Investment Grade Net Lease Fund

Series 2021-1A, Class A3, 2.80%, 1/20/2051 (f)	2,500	2,545

Series 2021-1A, Class B1, 4.23%, 1/20/2051 ‡ (f)	1,250	1,312

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

OneMain Financial Issuance Trust

Series 2015-3A, Class C, 5.82%, 11/20/2028 ‡ (f)	915	915

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (f)	990	994

Option One Mortgage Acceptance Corp. Asset-Backed Certificates

Series 2003-5, Class A2, 0.75%, 8/25/2033 ‡ (m)	330	327

Series 2003-5, Class M2, 2.43%, 8/25/2033 ‡ (m)	53	59

Option One Mortgage Loan Trust Series 2004-3, Class M2, 0.96%, 11/25/2034 ‡ (m)	441	437

People’s Choice Home Loan Securities Trust Series 2004-2, Class M3, 1.83%, 10/25/2034 ‡ (m)	1,910	1,927

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 2.46%, 4/25/2023 (f) (m)	2,878	2,860

PNMAC GMSR Issuer Trust Series 2018-GT1, Class A, 2.96%, 2/25/2023 (f) (m)	3,715	3,711

Prestige Auto Receivables Trust

Series 2017-1A, Class E, 4.89%, 5/15/2024 (f)	780	793

Series 2018-1A, Class D, 4.14%, 10/15/2024 (f)	865	895

Pretium Mortgage Credit Partners I LLC Series 2020-NPL3, Class A2, 6.41%, 6/27/2060 ‡ (f) (l)	14,500	14,585

PRPM LLC Series 2020-4, Class A2, 3.44%, 10/25/2025 ‡ (f) (l)	7,000	7,047

RAMP Trust Series 2002-RS2, Class AI5, 6.03%, 3/25/2032 ‡ (m)	322	332

RASC Trust Series 2005-KS2, Class M1, 0.75%, 3/25/2035 ‡ (m)	424	422

Renaissance Home Equity Loan Trust

Series 2002-3, Class M1, 1.61%, 12/25/2032 ‡ (m)	557	547

Series 2003-1, Class M1, 1.61%, 6/25/2033 ‡ (m)	249	250

Series 2003-4, Class M1, 1.38%, 3/25/2034 ‡ (m)	1,333	1,317

Series 2003-4, Class M2F, 6.24%, 3/25/2034 ‡ (l)	717	714

Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (l)	87	91

Series 2005-2, Class AV3, 0.48%, 8/25/2035 ‡ (m)	795	766

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	113

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — continued

Santander Prime Auto Issuance Notes Trust

Series 2018-A, Class E, 5.04%, 9/15/2025 (f)	664	669

Series 2018-A, Class F, 6.80%, 9/15/2025 (f)	1,006	1,016

SASCO Mortgage Loan Trust Series 2004-GEL3, Class M1, 1.68%, 8/25/2034 ‡ (m)	668	673

Saxon Asset Securities Trust

Series 2004-2, Class MV2, 1.91%, 8/25/2035 ‡ (m)	470	472

Series 2005-2, Class M2, 0.77%, 10/25/2035 (m)	2,394	2,364

Securitized Asset-Backed Receivables LLC Trust

Series 2004-NC1, Class M1, 0.89%, 2/25/2034 ‡ (m)	1,516	1,499

Series 2004-OP1, Class M2, 1.76%, 2/25/2034 ‡ (m)	107	110

Series 2005-OP1, Class M2, 0.78%, 1/25/2035 ‡ (m)	460	446

Series 2005-FR2, Class M2, 1.08%, 3/25/2035 ‡ (m)	84	84

Specialty Underwriting & Residential Finance Trust

Series 2004-BC1, Class M2, 1.71%, 2/25/2035 ‡ (m)	156	157

Series 2004-BC3, Class M1, 1.04%, 7/25/2035 ‡ (m)	622	622

Stanwich Mortgage Loan Trust Series 2019-NPB2, Class A1, 3.48%, 11/16/2024 ‡ (f) (l)	4,551	4,578

Structured Asset Investment Loan Trust

Series 2004-5, Class M3, 1.04%, 5/25/2034 ‡ (m)	84	80

Series 2004-6, Class M1, 1.01%, 7/25/2034 ‡ (m)	343	342

Series 2004-7, Class M1, 1.16%, 8/25/2034 ‡ (m)	564	562

Series 2004-8, Class M2, 1.04%, 9/25/2034 ‡ (m)	334	330

Series 2004-BNC1, Class A5, 1.35%, 9/25/2034 ‡ (m)	174	175

Structured Asset Securities Corp. Pass-Through Certificates Series 2002-AL1, Class A3, 3.45%, 2/25/2032 ‡	1,628	1,574

Toyota Auto Receivables Owner Trust Series 2020-A, Class A2, 1.67%, 11/15/2022	108	108

Volvo Financial Equipment LLC Series 2019-2A, Class A2, 2.02%, 8/15/2022 (f)	286	287

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Wells Fargo Home Equity Asset-Backed Securities Trust

Series 2004-2, Class M4, 1.91%, 12/25/2033 (m)	882	885

Series 2004-2, Class M1, 1.01%, 10/25/2034 ‡ (m)	571	561

Series 2004-2, Class M5, 1.98%, 10/25/2034 ‡ (m)	154	155

Series 2004-2, Class M8A, 4.61%, 10/25/2034 ‡ (f) (m)	290	294

Series 2004-2, Class M8B, 5.00%, 10/25/2034 ‡ (f) (m)	290	292

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates

Series 2004-1, Class M2, 1.05%, 4/25/2034 ‡ (m)	284	282

Series 2004-1, Class M4, 1.83%, 4/25/2034 ‡ (m)	630	609

Westlake Automobile Receivables Trust

Series 2019-1A, Class E, 4.49%, 7/15/2024 (f)	2,865	2,981

Series 2018-3A, Class F, 6.02%, 2/18/2025 (f)	3,605	3,759

Series 2019-2A, Class E, 4.02%, 4/15/2025 (f)	1,760	1,837

Series 2019-1A, Class F, 5.67%, 2/17/2026 (f)	1,769	1,831

Series 2019-2A, Class F, 5.00%, 3/16/2026 (f)	1,880	1,926

		273,115

Total Asset-Backed Securities (Cost $262,893)		275,063

Foreign Government Securities — 1.4%

Angola — 0.0% (c)

Republic of Angola

9.50%, 11/12/2025 (b)	970	1,063

8.00%, 11/26/2029 (f)	1,550	1,561

8.00%, 11/26/2029 (b)	780	786

9.13%, 11/26/2049 (b)	1,200	1,213

		4,623

Argentina — 0.0% (c)

Argentine Republic

1.00%, 7/9/2029	353	133

0.12%, 7/9/2030 (l)	1,853	662

0.12%, 7/9/2035 (l)	5,116	1,609

0.12%, 1/9/2038 (l)	1,486	559

		2,963

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Bahrain — 0.1%

Kingdom of Bahrain

7.00%, 1/26/2026 (b)	970	1,112

7.00%, 10/12/2028 (b)	1,400	1,569

6.75%, 9/20/2029 (b)	200	220

5.45%, 9/16/2032 (f)	481	476

6.00%, 9/19/2044 (b)	1,500	1,395

7.50%, 9/20/2047 (b)	970	1,020

		5,792

Belarus — 0.0% (c)

Republic of Belarus

6.88%, 2/28/2023 (b)	270	275

6.20%, 2/28/2030 (b)	400	380

6.38%, 2/24/2031 (b)	900	856

		1,511

Brazil — 0.0% (c)

Federative Republic of Brazil

4.25%, 1/7/2025	880	949

4.50%, 5/30/2029	1,130	1,190

8.25%, 1/20/2034	585	796

5.63%, 1/7/2041	950	1,012

5.00%, 1/27/2045	1,230	1,200

		5,147

Colombia — 0.0% (c)

Republic of Colombia

4.50%, 1/28/2026	350	384

3.88%, 4/25/2027	690	734

7.38%, 9/18/2037	1,000	1,322

6.13%, 1/18/2041	950	1,131

5.00%, 6/15/2045	1,370	1,450

5.20%, 5/15/2049	420	458

		5,479

Costa Rica — 0.0% (c)

Republic of Costa Rica

4.38%, 4/30/2025 (b)	200	204

7.00%, 4/4/2044 (b)	1,100	1,126

		1,330

Croatia — 0.0% (c)

Republic of Croatia 6.00%, 1/26/2024 (b)	1,290	1,475

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Dominican Republic — 0.1%

Dominican Republic Government Bond

5.50%, 1/27/2025 (b)	510	563

6.88%, 1/29/2026 (b)	600	701

5.95%, 1/25/2027 (b)	1,020	1,158

4.50%, 1/30/2030 (f)	790	819

4.88%, 9/23/2032 (f)	1,090	1,140

5.30%, 1/21/2041 (f)	285	290

7.45%, 4/30/2044 (b)	1,580	1,905

6.85%, 1/27/2045 (b)	500	567

6.50%, 2/15/2048 (b)	1,250	1,370

5.88%, 1/30/2060 (f)	880	874

		9,387

Ecuador — 0.0% (c)

Republic of Ecuador

0.50%, 7/31/2030 (b) (l)	1,000	838

0.50%, 7/31/2035 (b) (l)	3,110	2,114

		2,952

Egypt — 0.1%

Arab Republic of Egypt

5.75%, 5/29/2024 (f)	750	793

3.88%, 2/16/2026 (f)	665	648

7.50%, 1/31/2027 (b)	1,720	1,891

7.60%, 3/1/2029 (f)	1,090	1,180

5.88%, 2/16/2031 (a) (f)	482	463

7.05%, 1/15/2032 (f)	880	901

7.63%, 5/29/2032 (f)	750	793

8.50%, 1/31/2047 (b)	1,049	1,083

8.70%, 3/1/2049 (f)	1,520	1,587

8.88%, 5/29/2050 (b)	250	263

8.15%, 11/20/2059 (f)	1,050	1,032

7.50%, 2/16/2061 (a) (f)	700	647

		11,281

El Salvador — 0.0% (c)

Republic of El Salvador

5.88%, 1/30/2025 (b)	650	669

6.38%, 1/18/2027 (b)	1,250	1,290

7.65%, 6/15/2035 (b)	700	735

7.12%, 1/20/2050 (b)	2,100	1,989

		4,683

Ethiopia — 0.0% (c)

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (b)	1,037	991

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	115

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Gabon — 0.0% (c)

Gabonese Republic

6.38%, 12/12/2024 (b)	646	680

6.95%, 6/16/2025 (b)	300	319

		999

Ghana — 0.0% (c)

Republic of Ghana

7.88%, 3/26/2027 (b)	360	375

7.63%, 5/16/2029 (b)	1,310	1,326

10.75%, 10/14/2030 (b)	1,325	1,672

8.63%, 6/16/2049 (b)	2,090	2,024

		5,397

Guatemala — 0.0% (c)

Republic of Guatemala

4.50%, 5/3/2026 (b)	655	718

6.13%, 6/1/2050 (f)	720	864

		1,582

Hungary — 0.0% (c)

Hungary Government Bond 7.63%, 3/29/2041	952	1,535

Indonesia — 0.0% (c)

Republic of Indonesia

3.50%, 1/11/2028	670	725

6.75%, 1/15/2044 (b)	650	934

		1,659

Iraq — 0.0% (c)

Republic of Iraq

6.75%, 3/9/2023 (b)	950	969

5.80%, 1/15/2028 (b)	1,750	1,687

		2,656

Ivory Coast — 0.0% (c)

Republic of Cote d’Ivoire

5.75%, 12/31/2032 (b) (l)	919	927

6.13%, 6/15/2033 (b)	3,430	3,632

		4,559

Jamaica — 0.0% (c)

Jamaica Government Bond

8.00%, 3/15/2039	1,243	1,747

7.88%, 7/28/2045	550	761

		2,508

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Jordan — 0.0% (c)

Hashemite Kingdom of Jordan 5.85%, 7/7/2030 (f)	1,160	1,199

Kazakhstan — 0.0% (c)

Republic of Kazakhstan 6.50%, 7/21/2045 (b)	560	811

Kenya — 0.0% (c)

Republic of Kenya

6.88%, 6/24/2024 (b)	2,663	2,945

8.00%, 5/22/2032 (f)	1,360	1,488

		4,433

Lebanon — 0.0% (c)

Lebanese Republic

6.00%, 1/27/2023 (b) (k)	1,250	157

6.65%, 4/22/2024 (b) (k)	625	79

6.85%, 3/23/2027 (b) (k)	2,639	335

6.65%, 11/3/2028 (b) (k)	2,215	280

7.25%, 3/23/2037 (b) (k)	492	64

		915

Mexico — 0.0% (c)

United Mexican States

5.55%, 1/21/2045	650	754

4.60%, 1/23/2046	610	628

3.77%, 5/24/2061	1,198	1,061

		2,443

Mongolia — 0.0% (c)

State of Mongolia 5.13%, 12/5/2022 (b)	903	935

Morocco — 0.0% (c)

Kingdom of Morocco

3.00%, 12/15/2032 (a) (f)	690	655

5.50%, 12/11/2042 (b)	1,000	1,109

4.00%, 12/15/2050 (f)	650	585

		2,349

Nigeria — 0.1%

Federal Republic of Nigeria

7.63%, 11/21/2025 (b)	1,000	1,135

6.50%, 11/28/2027 (b)	920	970

6.50%, 11/28/2027 (f)	1,220	1,286

8.75%, 1/21/2031 (b)	780	889

7.88%, 2/16/2032 (b)	710	762

7.63%, 11/28/2047 (a) (f)	1,290	1,293

7.63%, 11/28/2047 (b)	600	602

		6,937

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Oman — 0.1%

Sultanate of Oman Government Bond

4.88%, 2/1/2025 (f)	320	335

4.75%, 6/15/2026 (b)	1,100	1,139

5.38%, 3/8/2027 (b)	1,320	1,372

6.00%, 8/1/2029 (b)	1,180	1,250

6.25%, 1/25/2031 (f)	264	284

7.38%, 10/28/2032 (f)	625	711

6.50%, 3/8/2047 (b)	340	331

6.75%, 1/17/2048 (b)	1,170	1,168

7.00%, 1/25/2051 (f)	301	308

		6,898

Pakistan — 0.0% (c)

Islamic Republic of Pakistan

8.25%, 4/15/2024 (b)	730	801

8.25%, 9/30/2025 (b)	550	611

6.00%, 4/8/2026 (f)	471	484

7.38%, 4/8/2031 (a) (f)	554	582

		2,478

Panama — 0.1%

Republic of Panama

3.75%, 3/16/2025	1,050	1,142

3.88%, 3/17/2028	1,750	1,924

6.70%, 1/26/2036	1,150	1,543

4.50%, 4/1/2056	810	890

3.87%, 7/23/2060	380	379

		5,878

Paraguay — 0.1%

Republic of Paraguay

4.70%, 3/27/2027 (b)	2,020	2,243

6.10%, 8/11/2044 (b)	2,130	2,552

5.60%, 3/13/2048 (b)	350	397

5.40%, 3/30/2050 (f)	950	1,070

		6,262

Peru — 0.0% (c)

Republic of Peru

4.13%, 8/25/2027	760	841

5.63%, 11/18/2050	750	994

		1,835

Philippines — 0.0% (c)

Republic of Philippines

10.63%, 3/16/2025	655	896

3.00%, 2/1/2028	1,100	1,176

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Philippines — continued

7.75%, 1/14/2031	270	395

3.70%, 2/2/2042	1,430	1,513

		3,980

Poland — 0.0% (c)

Republic of Poland 3.25%, 4/6/2026	1,580	1,748

Qatar — 0.1%

State of Qatar

3.25%, 6/2/2026 (b)	520	566

4.50%, 4/23/2028 (b)	940	1,095

4.00%, 3/14/2029 (f)	540	613

5.10%, 4/23/2048 (b)	1,200	1,518

4.82%, 3/14/2049 (b)	1,570	1,926

4.82%, 3/14/2049 (f)	430	528

		6,246

Romania — 0.0% (c)

Romania Government Bond

4.38%, 8/22/2023 (b)	1,010	1,093

6.13%, 1/22/2044 (b)	810	1,055

5.13%, 6/15/2048 (b)	730	849

		2,997

Russia — 0.1%

Russian Federation

4.88%, 9/16/2023 (b)	400	436

12.75%, 6/24/2028 (b)	1,390	2,311

5.10%, 3/28/2035 (f)	1,600	1,881

5.88%, 9/16/2043 (b)	1,200	1,563

5.25%, 6/23/2047 (b)	800	986

		7,177

Saudi Arabia — 0.1%

Kingdom of Saudi Arabia

3.25%, 10/26/2026 (b)	1,000	1,074

3.63%, 3/4/2028 (b)	1,980	2,162

2.25%, 2/2/2033 (f)	480	453

4.63%, 10/4/2047 (b)	1,050	1,194

5.00%, 4/17/2049 (b)	650	783

3.45%, 2/2/2061 (f)	468	439

		6,105

Senegal — 0.0% (c)

Republic of Senegal

6.25%, 7/30/2024 (b)	500	544

6.75%, 3/13/2048 (f)	460	462

		1,006

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	117

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Serbia — 0.0% (c)

Republic of Serbia

7.25%, 9/28/2021 (b)	317	325

2.13%, 12/1/2030 (f)	797	735

		1,060

South Africa — 0.1%

Republic of South Africa

4.30%, 10/12/2028	2,380	2,391

6.25%, 3/8/2041	2,500	2,621

5.75%, 9/30/2049	1,550	1,489

		6,501

Sri Lanka — 0.0% (c)

Democratic Socialist Republic of Sri Lanka

6.85%, 11/3/2025 (b)	596	394

6.20%, 5/11/2027 (b)	1,050	681

6.75%, 4/18/2028 (b)	2,600	1,688

7.55%, 3/28/2030 (f)	660	429

		3,192

Tajikistan — 0.0% (c)

Republic of Tajikistan 7.13%, 9/14/2027 (b)	600	506

Turkey — 0.1%

Republic of Turkey

3.25%, 3/23/2023	780	764

5.75%, 3/22/2024	1,390	1,411

5.60%, 11/14/2024	1,200	1,207

4.88%, 10/9/2026	900	859

5.13%, 2/17/2028	940	884

6.00%, 1/14/2041	1,040	910

4.88%, 4/16/2043	510	393

		6,428

Ukraine — 0.1%

Ukraine Government Bond

7.75%, 9/1/2022 (b)	510	532

7.75%, 9/1/2023 (b)	1,910	2,033

7.75%, 9/1/2024 (b)	700	751

7.75%, 9/1/2025 (b)	970	1,043

7.75%, 9/1/2026 (b)	500	538

7.75%, 9/1/2027 (b)	1,080	1,158

9.75%, 11/1/2028 (b)	840	972

7.38%, 9/25/2032 (b)	1,060	1,069

7.25%, 3/15/2033 (b)	380	381

		8,477

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United Arab Emirates — 0.0% (c)

United Arab Emirates Government Bond

4.13%, 10/11/2047 (b)	1,900		2,183

3.13%, 9/30/2049 (b)	1,430		1,393

			3,576

Uruguay — 0.1%

Oriental Republic of Uruguay

4.38%, 10/27/2027	550		628

7.88%, 1/15/2033	440		661

7.63%, 3/21/2036	790		1,198

5.10%, 6/18/2050	2,420		3,022

4.98%, 4/20/2055	440		543

			6,052

Zambia — 0.0% (c)

Republic of Zambia 8.97%, 7/30/2027 (b) (k)	1,050		632

Total Foreign Government Securities (Cost $188,199)			187,565

	SHARES (000)
Preferred Stocks — 0.7%

United States — 0.7%

Allstate Corp. (The), Series H, 5.10%, 10/15/2024 ($25 par value) (q)	49		1,346

Bank of America Corp.,

Series GG, 6.00%, 5/16/2023 ($25 par value) (q)	145		3,992

Series HH, 5.88%, 7/24/2023 ($25 par value) (q)	121		3,322

Series KK, 5.38%, 6/25/2024 ($25 par value) (q)	92		2,559

Series LL, 5.00%, 9/17/2024 ($25 par value) (q)	58		1,593

Series NN, 4.38%, 11/3/2025 ($25 par value) (q)	38		965

Energy Transfer LP, Series E, (ICE LIBOR USD 3 Month + 5.16%), 7.60%, 5/15/2024 (e) (q)	255		6,200

GMAC Capital Trust I, Series 2, (ICE LIBOR USD 3 Month + 5.79%), 5.98%, 2/15/2040 ($25 par value) (e)	6		143

Goodman Networks, Inc. * ‡	64		1

Gulfport Energy Corp. ‡	—	(d)	303

MetLife, Inc., Series F, 4.75%, 3/15/2025 ($25 par value) (q)	99		2,613

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Preferred Stocks — continued

United States — continued

Morgan Stanley,

Series I, (ICE LIBOR USD 3 Month + 3.71%), 6.38%, 10/15/2024 ($25 par value) (e) (q)	87	2,466

Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 4/15/2027 ($25 par value) (e) (q)	419	11,975

Series L, 4.88%, 1/15/2025 ($25 par value) (q)	25	672

MYT Holding LLC, Series A, 10.00%, 6/6/2029 ‡	2,316	2,335

NextEra Energy Capital Holdings, Inc., Series N, 5.65%, 3/1/2079 ($25 par value)	115	3,238

Northern Trust Corp., Series E, 4.70%, 1/1/2025 ($25 par value) (q)	62	1,691

Public Storage, Series L, , REIT4.63%, 6/17/2025 ($25 par value) (q)	77	2,051

Regions Financial Corp., Series C, (ICE LIBOR USD 3 Month + 3.15%), 5.70%, 5/15/2029 ($25 par value) (e) (q)	53	1,455

SCE Trust II, 5.10%, 6/7/2021 ($25 par value) (q)	82	2,023

SCE Trust VI, 5.00%, 6/26/2022 ($25 par value) (q)	453	11,163

Sempra Energy, 5.75%, 7/1/2079 ($25 par value)	18	488

Southern Co. (The), Series 2020, 4.95%, 1/30/2080 ($25 par value)	160	4,250

State Street Corp., Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 3/15/2026 ($25 par value) (e) (q)	43	1,259

Truist Financial Corp., Series R, 4.75%, 9/1/2025 ($25 par value) (q)	104	2,758

US Bancorp, Series K, 5.50%, 10/15/2023 ($25 par value) (q)	103	2,866

Wells Fargo & Co.,

Series AA, 4.70%, 12/15/2025 ($25 par value) (q)	19	477

Series Y, 5.63%, 6/15/2022 ($25 par value) (q)	153	4,026

Series Z, 4.75%, 3/15/2025 ($25 par value) (q)	776	19,957

Total Preferred Stocks (Cost $91,847)		98,187

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — 0.7%

Australia — 0.1%

DEXUS Finance Pty. Ltd. REIT, 2.30%, 6/19/2026 (b)	AUD3,000	2,377

Glencore Funding LLC Zero Coupon, 3/27/2025 (b)	2,200	2,152

		4,529

Cameroon — 0.0% (c)

Golar LNG Ltd. 2.75%, 2/15/2022	926	903

China — 0.1%

China Conch Venture Holdings International Ltd. Zero Coupon, 9/5/2023 (b)	HKD 13,000	1,911

Hansoh Pharmaceutical Group Co. Ltd. Zero Coupon, 1/22/2026 (b)	1,000	943

Huazhu Group Ltd.

0.38%, 11/1/2022	629	863

3.00%, 5/1/2026 (f)	1,201	1,873

Momo, Inc. 1.25%, 7/1/2025	2,354	2,064

Weibo Corp. 1.25%, 11/15/2022	2,254	2,203

		9,857

France — 0.0% (c)

Orpar SA Zero Coupon, 6/20/2024 (b)	EUR1,600	2,324

Germany — 0.0% (c)

Just Eat Takeaway.com NV Series B, 0.63%, 2/9/2028 (b)	EUR1,200	1,392

MTU Aero Engines AG Series MTX, 0.05%, 3/18/2027 (b)	EUR1,000	1,196

		2,588

Israel — 0.0% (c)

Wix.com Ltd. Zero Coupon, 8/15/2025 (f)	3,373	3,706

New Zealand — 0.0% (c)

Xero Investments Ltd. Zero Coupon, 12/2/2025 (b)	1,208	1,240

Singapore — 0.0% (c)

CapitaLand Ltd. 2.95%, 6/20/2022 (b)	SGD1,500	1,148

Spain — 0.0% (c)

Cellnex Telecom SA 0.75%, 11/20/2031 (b)	EUR1,100	1,268

United Kingdom — 0.0% (c)

Barclays Bank plc

Zero Coupon, 2/4/2025	960	1,317

Series VUN, Zero Coupon, 2/18/2025	998	1,174

Capital & Counties Properties plc REIT, 2.00%, 3/30/2026	GBP600	905

		3,396

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	119

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — continued

United States — 0.5%

Alteryx, Inc. 1.00%, 8/1/2026	1,230	1,099

Ares Capital Corp.

3.75%, 2/1/2022	2,321	2,401

4.63%, 3/1/2024	1,282	1,392

Beyond Meat, Inc. Zero Coupon, 3/15/2027 (f)	1,013	960

BlackRock Capital Investment Corp. 5.00%, 6/15/2022	1,276	1,283

BlackRock TCP Capital Corp. 4.63%, 3/1/2022	1,232	1,261

BofA Finance LLC 0.25%, 5/1/2023	1,315	1,485

Chegg, Inc. Zero Coupon, 9/1/2026 (f)	1,310	1,439

Colony Capital, Inc. REIT, 5.00%, 4/15/2023	1,828	1,873

Dexcom, Inc. 0.25%, 11/15/2025 (f)	1,381	1,381

DISH Network Corp.

2.38%, 3/15/2024	4,482	4,364

3.38%, 8/15/2026	4,533	4,771

Dropbox, Inc. Zero Coupon, 3/1/2026 (f)	668	660

Halozyme Therapeutics, Inc. 0.25%, 3/1/2027 (f)	1,009	971

Hercules Capital, Inc. 4.38%, 2/1/2022	1,515	1,610

LendingTree, Inc. 0.50%, 7/15/2025 (f)	2,331	2,066

Liberty Interactive LLC

4.00%, 11/15/2029	3,709	2,819

3.75%, 2/15/2030	320	245

1.75%, 9/30/2046 (f)	1,201	2,399

Live Nation Entertainment, Inc. 2.00%, 2/15/2025	3,067	3,366

Meritor, Inc. 3.25%, 10/15/2037	1,214	1,357

MFA Financial, Inc. REIT, 6.25%, 6/15/2024	1,882	1,894

Okta, Inc. 0.38%, 6/15/2026 (f)	2,519	3,305

Rapid7, Inc. 0.25%, 3/15/2027 (f)	1,350	1,391

Redwood Trust, Inc. REIT, 4.75%, 8/15/2023	1,316	1,321

Repay Holdings Corp. Zero Coupon, 2/1/2026 (f)	990	957

RingCentral, Inc. Zero Coupon, 3/1/2025	1,904	2,156

RWT Holdings, Inc. 5.75%, 10/1/2025	663	666

Splunk, Inc. 1.13%, 6/15/2027 (f)	1,407	1,297

Spotify USA, Inc. Zero Coupon, 3/15/2026 (f)	1,404	1,295

Starwood Property Trust, Inc. REIT, 4.38%, 4/1/2023	1,882	1,993

Supernus Pharmaceuticals, Inc. 0.63%, 4/1/2023	1,336	1,313

Twitter, Inc.

0.25%, 6/15/2024	1,295	1,586

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Zero Coupon, 3/15/2026 (f)	1,973	1,794

Vishay Intertechnology, Inc. 2.25%, 6/15/2025	1,616	1,753

Vonage Holdings Corp. 1.75%, 6/1/2024	2,495	2,719

		64,642

Total Convertible Bonds (Cost $88,511)		95,601

	SHARES (000)
Convertible Preferred Stocks — 0.4%

United States — 0.4%

AMG Capital Trust II 5.15%, 10/15/2037 ($50 par value)	42	2,466

Bank of America Corp. Series L, 7.25% ($1,000 par value)	5	6,519

Broadcom, Inc. Series A, 8.00%, 9/30/2022 ($1,000 par value)	3	4,441

Bunge Ltd. 4.88% ($100 par value)	20	2,302

Claire’s Stores, Inc. * ‡	3	6,487

Danaher Corp. Series B, 5.00%, 4/15/2023 ($1,000 par value)	1	1,474

Dominion Energy, Inc. Series A, 7.25%, 6/1/2022 ($100 par value)	21	2,119

Energizer Holdings, Inc. Series A, 7.50%, 1/15/2022 ($100 par value)	13	1,293

Essential Utilities, Inc. 6.00%, 4/30/2022 ($50 par value)	17	1,003

International Flavors & Fragrances, Inc. 6.00%, 9/15/2021 ($50 par value)	42	2,079

KKR & Co., Inc. Series C, 6.00%, 9/15/2023 ($50 par value)	56	4,178

NextEra Energy, Inc. 6.22%, 9/1/2023 ($50 par value)	64	3,255

Sempra Energy Series B, 6.75%, 7/15/2021 ($100 par value)	16	1,708

Stanley Black & Decker, Inc. Series C, 5.00%, 5/15/2021 ($1,000 par value)	2	2,411

Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	5	7,295

Total Convertible Preferred Stocks (Cost $37,385)		49,030

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.2%

U.S. Treasury Notes 1.38%, 1/31/2022 (r) (Cost $29,936)	29,650	29,942

U.S. Government Agency Securities — 0.0% (c)

Israel — 0.0% (c)

Israel Government AID Bond

4.50%, 1/30/2043	873	1,063

4.13%, 1/17/2048	1,966	2,291

Total U.S. Government Agency Securities (Cost $3,024)		3,354

Mortgage-Backed Securities — 0.0% (c)

United States — 0.0% (c)

FNMA UMBS, 20 Year Pool # CA1231, 3.50%, 2/1/2038	382	414

FNMA UMBS, 30 Year

Pool # MA4255, 2.00%, 2/1/2051	615	622

Pool # MA4356, 2.50%, 5/1/2051 (i)	35	36

Total Mortgage-Backed Securities (Cost $1,058)		1,072

	NO. OF WARRANTS (000)
Warrants — 0.0% (c)

United Kingdom — 0.0% (c)

Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD * ‡	48	—	(d)

United States — 0.0% (c)

Chesapeake Energy Corp.

expiring 2/9/2026, price 32.13 USD *	19	386

expiring 2/9/2026, price 27.63 USD *	17	380

expiring 2/9/2026, price 36.18 USD *	10	201

Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD * ‡	4	57

		1,024

Total Warrants (Cost $—)		1,024

	NO. OF RIGHTS (000)
Rights — 0.0% (c)

United States — 0.0% (c)

Vistra Corp., expiring 12/31/2049 * ‡ (Cost $—)	488	536

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 5.8%

Certificates of Deposit — 0.0% (c)

Bank of Nova Scotia (The) (SOFR + 0.16%), 0.17%, 2/28/2022 (e)	210	210

Kookmin Bank (ICE LIBOR USD 1 Month + 0.29%), 0.41%, 12/20/2021 (e)	91	91

Norinchukin Bank (The) 0.37%, 12/1/2021	146	146

Shinhan Bank

0.58%, 8/23/2021	48	48

0.47%, 11/5/2021	300	301

Societe Generale SA 0.32%, 9/17/2021	250	250

Svenska Handelsbanken AB 0.25%, 3/16/2022	189	189

Total Certificates of Deposit (Cost $1,234)		1,235

Commercial Paper — 0.0% (c)

AT&T, Inc. 0.40%, 12/14/2021 (f) (s)	250	249

Banco Del Estado De Chile 0.41%, 12/2/2021 (f) (s)	157	157

Barclays Bank plc 0.30%, 2/10/2022 (f) (s)	250	249

DNB Bank ASA 0.24%, 8/25/2021 (f) (s)	330	330

Electricite de France SA 0.24%, 6/28/2021 (f) (s)	250	250

Enel Finance America LLC 0.40%, 10/14/2021 (f) (s)	250	250

Eni Finance USA, Inc. 0.58%, 10/18/2021 (f) (s)	250	249

First Abu Dhabi Bank PJSC 0.40%, 8/27/2021 (f) (s)	314	314

HSBC USA, Inc. 0.35%, 2/25/2022 (f) (s)	224	223

NatWest Markets plc 0.32%, 5/24/2021 (f) (s)	250	250

OGE Energy Corp. 0.28%, 6/1/2021 (f) (s)	250	250

Rogers Communications, Inc. 0.55%, 8/26/2021 (f) (s)	268	268

Total Commercial Paper (Cost $3,038)		3,039

	SHARES (000)
Investment Companies — 4.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (t) (u)	453,027	453,254

JPMorgan Prime Money Market Fund Class IM Shares, 0.09% (t) (u)	106,142	106,195

Total Investment Companies (Cost $559,344)		559,449

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	121

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment of Cash Collateral from Securities Loaned — 1.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (t) (u)	187,988	188,007

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (t) (u)	22,003	22,003

Total Investment of Cash Collateral from Securities Loaned (Cost $210,010)		210,010

Total Short-Term Investments (Cost $773,626)		773,733

Total Investments — 100.9% (Cost $12,058,934)		13,493,124
Liabilities in Excess of Other Assets — (0.9)%		(120,840)

NET ASSETS — 100.0%		$13,372,284

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	7.7%

Equity Real Estate Investment Trusts (REITs)	6.6

Oil, Gas & Consumable Fuels	5.6

Equity-Linked Notes	5.0

Collateralized Mortgage Obligations	4.7

Diversified Telecommunication Services	4.1

Pharmaceuticals	3.4

Electric Utilities	3.4

Capital Markets	3.2

Media	3.2

Commercial Mortgage-Backed Securities	3.1

Insurance	2.9

Health Care Providers & Services	2.3

Asset-Backed Securities	2.0

Semiconductors & Semiconductor Equipment	1.9

Hotels, Restaurants & Leisure	1.9

INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Chemicals	1.8%

Wireless Telecommunication Services	1.7

Food Products	1.4

Metals & Mining	1.4

Multi-Utilities	1.4

Foreign Government Securities	1.4

Technology Hardware, Storage & Peripherals	1.4

Machinery	1.2

Household Durables	1.0

IT Services	1.0

Specialty Retail	1.0

Food & Staples Retailing	1.0

Consumer Finance	1.0

Others (each less than 1.0%)	16.6

Short-Term Investments	5.7

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN FUNDS	APRIL 30, 2021

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
AUD	Australian Dollar
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligations
CSMC	Credit Suisse Mortgage Trust
CVA	Dutch Certification
ELN	Equity-Linked Note
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GMTN	Global medium term note
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
HKD	Hong Kong Dollar
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of April 30, 2021. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt
SGD	Singapore Dollar
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	The security or a portion of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 is $201,929.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Amount rounds to less than one thousand.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2021.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2021.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(k)	Defaulted security.
(l)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of April 30, 2021.
(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of April 30, 2021.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	All or a portion of this security is unsettled as of April 30, 2021. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(p)	Fund is subject to legal or contractual restrictions on the resale of the security.
(q)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of April 30, 2021.
(r)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(s)	The rate shown is the effective yield as of April 30, 2021.
(t)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(u)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	123

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

EURO STOXX 50 Index	470	06/2021	EUR	22,218	33

FTSE 100 Index	74	06/2021	GBP	7,081	19

U.S. Treasury 10 Year Note	14,032	06/2021	USD	1,853,540	(32,174)

					(32,122)

Short Contracts

Foreign Exchange GBP/USD	(3,336)	06/2021	USD	(287,939)	3,007

					(29,115)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange

GBP	British Pound
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN FUNDS	APRIL 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2021	J.P. MORGAN FUNDS	125

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$4,632,536	$12,723,665
Investments in affiliates, at value	235,711	559,449
Investment of cash collateral received from securities loaned, at value (See Note 2.F.)	283,659	210,010
Options purchased, at value	5,000	—
Cash	2,052	5,047
Foreign currency, at value	2,109	655
Deposits at broker for futures contracts	11,617	931
Deposits at broker for securities sold short	34,573	—
Receivables:
Investment securities sold	23,634	145,891
Investment securities sold — delayed delivery securities	8	161
Fund shares sold	7,404	13,304
Interest from non-affiliates	10,595	72,086
Dividends from non-affiliates	3,840	13,173
Dividends from affiliates	13	23
Tax reclaims	2,604	11,210
Securities lending income (See Note 2.F.)	80	57
Variation margin on futures contracts	—	4,333
Unrealized appreciation on forward foreign currency exchange contracts	2,018	—
Outstanding OTC swap contracts, at value	2,110	—

Total Assets	5,259,563	13,759,995

LIABILITIES:
Payables:
Distributions	—	—	(a)
Securities sold short, at value	34,629	—
Dividend expense to non-affiliates on securities sold short	13	—
Investment securities purchased	67,377	144,224
Investment securities purchased — delayed delivery securities	—	10,760
Interest expense to non-affiliates on securities sold short	35	—
Collateral received on securities loaned (See Note 2.F.)	283,659	210,010
Fund shares redeemed	3,975	11,635
Variation margin on futures contracts	908	—
Unrealized depreciation on forward foreign currency exchange contracts	8,618	—
Accrued liabilities:
Investment advisory fees	2,123	4,465
Administration fees	279	756
Distribution fees	463	2,486
Service fees	406	401
Custodian and accounting fees	117	234
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)
Deferred foreign capital gains tax	—	2,088
Other	252	652

Total Liabilities	402,855	387,711

Net Assets	$4,856,708	$13,372,284

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN FUNDS	APRIL 30, 2021

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
NET ASSETS:
Paid-in-Capital	$3,830,869	$11,701,986
Total distributable earnings (loss)	1,025,839	1,670,298

Total Net Assets	$4,856,708	$13,372,284

Net Assets:
Class A	$674,471	$4,917,417
Class C	529,021	2,394,056
Class I	2,680,474	5,566,457
Class R2	6,705	—
Class R3	907	—
Class R4	1,593	—
Class R5	732	—
Class R6	962,805	494,354

Total	$4,856,708	$13,372,284

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	29,327	427,508
Class C	23,415	208,723
Class I	115,841	483,165
Class R2	294	—
Class R3	39	—
Class R4	69	—
Class R5	32	—
Class R6	41,626	42,905

Net Asset Value (a):
Class A — Redemption price per share	$23.00	$11.50
Class C — Offering price per share (b)	22.59	11.47
Class I — Offering and redemption price per share	23.14	11.52
Class R2 — Offering and redemption price per share	22.84	—
Class R3 — Offering and redemption price per share	23.07	—
Class R4 — Offering and redemption price per share	23.00	—
Class R5 — Offering and redemption price per share	23.14	—
Class R6 — Offering and redemption price per share	23.13	11.52
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.08	$12.04

Cost of investments in non-affiliates	$3,773,991	$11,289,580
Cost of investments in affiliates	235,664	559,344
Cost of options purchased	4,817	—
Cost of foreign currency	1,511	572
Investment securities on loan, at value (See Note 2.F.)	264,101	201,929
Cost of investment of cash collateral (See Note 2.F.)	283,658	210,010
Proceeds from securities sold short	33,903	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	127

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$24,965	$183,877
Interest income from affiliates	— (a)	—
Dividend income from non-affiliates	24,504	85,020
Dividend income from affiliates	93	169
Income from securities lending (net) (See Note 2.F.)	177	301
Foreign taxes withheld (net)	(1,673)	(4,735)

Total investment income	48,066	264,632

EXPENSES:
Investment advisory fees	12,049	26,935
Administration fees	1,643	4,464
Distribution fees:
Class A	728	5,697
Class C	1,926	9,352
Class R2	16	—
Class R3	1	—
Service fees:
Class A	728	5,697
Class C	642	3,117
Class I	3,058	6,611
Class R2	8	—
Class R3	1	—
Class R4	1	—
Class R5	— (a)	—
Custodian and accounting fees	415	691
Interest expense to affiliates	12	7
Professional fees	135	169
Trustees’ and Chief Compliance Officer’s fees	19	29
Printing and mailing costs	115	363
Registration and filing fees	70	183
Transfer agency fees (See Note 2.M.)	43	143
Dividend expense to non-affiliates on securities sold short	441	—
Interest expense to non-affiliates on securities sold short	113	—
Other	140	143

Total expenses	22,304	63,601

Less fees waived	(2,563)	(13,488)
Less expense reimbursements	(2)	(582)

Net expenses	19,739	49,531

Net investment income (loss)	$28,327	$215,101

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN FUNDS	APRIL 30, 2021

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$169,988 (a)	$506,046 (b)
Investments in affiliates	2,089	(53)
Options purchased	18,171	—
Futures contracts	89,300	(63,405)
Securities sold short	(4,322)	—
Foreign currency transactions	912	1,296
Forward foreign currency exchange contracts	1,975	—
Options written	13	—
Swaps	4,864	—

Net realized gain (loss)	282,990	443,884

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	485,017 (c)	1,072,956 (d)
Investments in affiliates	(6)	35
Options purchased	183	—
Futures contracts	(5,844)	(1,363)
Securities sold short	(862)	—
Foreign currency translations	68	(149)
Forward foreign currency exchange contracts	(7,284)	—
Swaps	2,920	—
Unfunded commitments	—	1

Change in net unrealized appreciation/depreciation	474,192	1,071,480

Net realized/unrealized gains (losses)	757,182	1,515,364

Change in net assets resulting from operations	$785,509	$1,730,465

(a)	Net of foreign capital gains tax of $(6).
(b)	Net of foreign capital gains tax of $(358).
(c)	Net of change in foreign capital gains tax of $6.
(d)	Net of change in foreign capital gains tax of $(1,055).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	129

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$28,327	$57,988	$215,101	$459,395
Net realized gain (loss)	282,990	15,253	443,884	(117,089)
Change in net unrealized appreciation/depreciation	474,192	41,368	1,071,480	(591,208)

Change in net assets resulting from operations	785,509	114,609	1,730,465	(248,902)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,295)	(6,886)	(80,517)	(148,881)
Class C	(6,615)	(6,657)	(36,935)	(114,167)
Class I	(38,218)	(36,160)	(96,744)	(214,354)
Class R2	(84)	(76)	—	—
Class R3	(12)	(1)	—	—
Class R4	(13)	(14)	—	—
Class R5	(2)	— (a)	—	—
Class R6	(12,877)	(9,820)	(9,020)	(17,663)

Total distributions to shareholders	(66,116)	(59,614)	(223,216)	(495,065)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	508,149	(100,642)	(204,383)	(706,760)

NET ASSETS:
Change in net assets	1,227,542	(45,647)	1,302,866	(1,450,727)
Beginning of period	3,629,166	3,674,813	12,069,418	13,520,145

End of period	$4,856,708	$3,629,166	$13,372,284	$12,069,418

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN FUNDS	APRIL 30, 2021

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$183,577	$188,060	$749,380	$1,840,939
Distributions reinvested	7,561	6,380	73,513	141,045
Cost of shares redeemed	(84,134)	(172,254)	(562,659)	(1,309,710)

Change in net assets resulting from Class A capital transactions	$107,004	$22,186	$260,234	$672,274

Class C
Proceeds from shares issued	$33,977	$49,908	$96,756	$276,536
Distributions reinvested	5,851	5,634	35,298	103,061
Cost of shares redeemed	(62,392)	(125,737)	(538,609)	(1,511,458)

Change in net assets resulting from Class C capital transactions	$(22,564)	$(70,195)	$(406,555)	$(1,131,861)

Class I
Proceeds from shares issued	$362,508	$618,742	$551,240	$1,147,501
Distributions reinvested	31,614	28,888	86,073	189,667
Cost of shares redeemed	(214,289)	(753,615)	(620,676)	(1,762,957)

Change in net assets resulting from Class I capital transactions	$179,833	$(105,985)	$16,637	$(425,789)

Class R2
Proceeds from shares issued	$380	$1,252	$—	$—
Distributions reinvested	84	76	—	—
Cost of shares redeemed	(582)	(1,094)	—	—

Change in net assets resulting from Class R2 capital transactions	$(118)	$234	$—	$—

Class R3
Proceeds from shares issued	$46	$679	$—	$—
Distributions reinvested	— (a)	1	—	—
Cost of shares redeemed	— (a)	(44)	—	—

Change in net assets resulting from Class R3 capital transactions	$46	$636	$—	$—

Class R4
Proceeds from shares issued	$771	$320	$—	$—
Distributions reinvested	13	14	—	—
Cost of shares redeemed	(34)	(290)	—	—

Change in net assets resulting from Class R4 capital transactions	$750	$44	$—	$—

Class R5
Proceeds from shares issued	$679	$— (a)	$—	$—
Distributions reinvested	2	— (a)	—	—
Cost of shares redeemed	(1)	— (a)	—	—

Change in net assets resulting from Class R5 capital transactions	$680	$— (a)	$—	$—

Class R6
Proceeds from shares issued	$261,019	$70,260	$41,574	$243,943
Distributions reinvested	12,310	9,623	8,913	17,611
Cost of shares redeemed	(30,811)	(27,445)	(125,186)	(82,938)

Change in net assets resulting from Class R6 capital transactions	$242,518	$52,438	$(74,699)	$178,616

Total change in net assets resulting from capital transactions	$508,149	$(100,642)	$(204,383)	$(706,760)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	131

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	8,257	10,041	66,914	176,710
Reinvested	346	338	6,557	13,807
Redeemed	(3,806)	(9,429)	(50,508)	(128,870)

Change in Class A Shares	4,797	950	22,963	61,647

Class C
Issued	1,554	2,723	8,669	26,585
Reinvested	273	298	3,160	10,109
Redeemed	(2,867)	(6,952)	(48,295)	(148,018)

Change in Class C Shares	(1,040)	(3,931)	(36,466)	(111,324)

Class I
Issued	16,195	33,090	49,227	111,133
Reinvested	1,438	1,531	7,666	18,517
Redeemed	(9,653)	(41,507)	(55,719)	(175,591)

Change in Class I Shares	7,980	(6,886)	1,174	(45,941)

Class R2
Issued	17	67	—	—
Reinvested	4	4	—	—
Redeemed	(26)	(60)	—	—

Change in Class R2 Shares	(5)	11	—	—

Class R3
Issued	2	36	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	— (a)	(2)	—	—

Change in Class R3 Shares	2	34	—	—

Class R4
Issued	34	18	—	—
Reinvested	1	1	—	—
Redeemed	(2)	(16)	—	—

Change in Class R4 Shares	33	3	—	—

Class R5
Issued	31	— (a)	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	— (a)	— (a)	—	—

Change in Class R5 Shares	31	— (a)	—	—

Class R6
Issued	11,748	3,722	3,709	23,202
Reinvested	559	511	795	1,724
Redeemed	(1,369)	(1,481)	(11,314)	(8,234)

Change in Class R6 Shares	10,938	2,752	(6,810)	16,692

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN FUNDS	APRIL 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2021	J.P. MORGAN FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$19.27	$0.13	$3.92	$4.05	$(0.18)	$(0.14)	$(0.32)
Year Ended October 31, 2020	18.82	0.27	0.46	0.73	(0.28)	—	(0.28)
Year Ended October 31, 2019	17.71	0.36	1.22	1.58	(0.47)	—	(0.47)
Year Ended October 31, 2018	18.63	0.31	(0.63)	(0.32)	(0.31)	(0.29)	(0.60)
Year Ended October 31, 2017	16.38	0.34	2.23	2.57	(0.32)	—	(0.32)
Year Ended October 31, 2016	16.47	0.34	(0.10)	0.24	(0.31)	(0.02)	(0.33)

Class C
Six Months Ended April 30, 2021 (Unaudited)	18.94	0.07	3.85	3.92	(0.13)	(0.14)	(0.27)
Year Ended October 31, 2020	18.54	0.18	0.46	0.64	(0.24)	—	(0.24)
Year Ended October 31, 2019	17.47	0.27	1.19	1.46	(0.39)	—	(0.39)
Year Ended October 31, 2018	18.39	0.22	(0.63)	(0.41)	(0.22)	(0.29)	(0.51)
Year Ended October 31, 2017	16.20	0.25	2.20	2.45	(0.26)	—	(0.26)
Year Ended October 31, 2016	16.30	0.26	(0.10)	0.16	(0.24)	(0.02)	(0.26)

Class I
Six Months Ended April 30, 2021 (Unaudited)	19.39	0.15	3.94	4.09	(0.20)	(0.14)	(0.34)
Year Ended October 31, 2020	18.91	0.32	0.47	0.79	(0.31)	—	(0.31)
Year Ended October 31, 2019	17.79	0.41	1.22	1.63	(0.51)	—	(0.51)
Year Ended October 31, 2018	18.71	0.37	(0.65)	(0.28)	(0.35)	(0.29)	(0.64)
Year Ended October 31, 2017	16.45	0.38	2.23	2.61	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.53	0.39	(0.10)	0.29	(0.35)	(0.02)	(0.37)

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (f)(g)		Net investment income (loss) (b)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (d)(h)	Portfolio turnover rate (including securities sold short) (d)(h)

$23.00	21.14%	$674,471	1.06	%(i)	1.14%	1.20	%(i)	53%	58%
19.27	3.94	472,779	1.03	(i)	1.45	1.19	(i)	105	116
18.82	9.08	443,776	1.05	(i)	2.00	1.26	(i)	111	139
17.71	(1.81)	344,414	1.06	(i)	1.67	1.28	(i)	108	131
18.63	15.88	305,300	1.04	(i)	1.96	1.29	(i)	83	95
16.38	1.50	289,961	1.02		2.12	1.32		64	—

22.59	20.81	529,021	1.56	(i)	0.62	1.70	(i)	53	58
18.94	3.44	463,256	1.54	(i)	0.95	1.69	(i)	105	116
18.54	8.54	526,390	1.55	(i)	1.49	1.76	(i)	111	139
17.47	(2.32)	511,863	1.56	(i)	1.18	1.78	(i)	108	131
18.39	15.29	406,887	1.54	(i)	1.45	1.79	(i)	83	95
16.20	1.03	357,682	1.52		1.63	1.82		64	—

23.14	21.25	2,680,474	0.81	(i)	1.38	0.95	(i)	53	58
19.39	4.25	2,091,223	0.78	(i)	1.71	0.93	(i)	105	116
18.91	9.36	2,170,359	0.80	(i)	2.25	1.00	(i)	111	139
17.79	(1.58)	1,855,964	0.82	(i)	1.95	1.03	(i)	108	131
18.71	16.12	1,611,736	0.79	(i)	2.14	1.02	(i)	83	95
16.45	1.79	782,381	0.77		2.39	1.04		64	—

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	135

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund
Class R2
Six Months Ended April 30, 2021 (Unaudited)	$19.14	$0.08	$3.90	$3.98	$(0.14)	$(0.14)	$(0.28)
Year Ended October 31, 2020	18.73	0.20	0.46	0.66	(0.25)	—	(0.25)
Year Ended October 31, 2019	17.64	0.30	1.20	1.50	(0.41)	—	(0.41)
Year Ended October 31, 2018	18.57	0.25	(0.62)	(0.37)	(0.27)	(0.29)	(0.56)
Year Ended October 31, 2017	16.36	0.28	2.22	2.50	(0.29)	—	(0.29)
Year Ended October 31, 2016	16.44	0.31	(0.10)	0.21	(0.27)	(0.02)	(0.29)

Class R3
Six Months Ended April 30, 2021 (Unaudited)	19.34	0.11	3.93	4.04	(0.17)	(0.14)	(0.31)
Year Ended October 31, 2020	18.90	0.24	0.48	0.72	(0.28)	—	(0.28)
Year Ended October 31, 2019	17.79	0.34	1.22	1.56	(0.45)	—	(0.45)
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.88)	(0.86)	—	—	—

Class R4
Six Months Ended April 30, 2021 (Unaudited)	19.28	0.15	3.91	4.06	(0.20)	(0.14)	(0.34)
Year Ended October 31, 2020	18.81	0.30	0.47	0.77	(0.30)	—	(0.30)
Year Ended October 31, 2019	17.71	0.42	1.17	1.59	(0.49)	—	(0.49)
October 1, 2018 (j) through October 31, 2018	18.56	0.02	(0.87)	(0.85)	—	—	—

Class R5
Six Months Ended April 30, 2021 (Unaudited)	19.39	0.17	3.93	4.10	(0.21)	(0.14)	(0.35)
Year Ended October 31, 2020	18.92	0.33	0.46	0.79	(0.32)	—	(0.32)
Year Ended October 31, 2019	17.80	0.42	1.22	1.64	(0.52)	—	(0.52)
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.87)	(0.85)	—	—	—

Class R6
Six Months Ended April 30, 2021 (Unaudited)	19.38	0.17	3.94	4.11	(0.22)	(0.14)	(0.36)
Year Ended October 31, 2020	18.91	0.35	0.46	0.81	(0.34)	—	(0.34)
Year Ended October 31, 2019	17.79	0.43	1.22	1.65	(0.53)	—	(0.53)
November 1, 2017 (j) through October 31, 2018	18.74	0.37	(0.65)	(0.28)	(0.38)	(0.29)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(h)

Commencing on October 31, 2017, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to October 31, 2016, the Fund did not transact in securities sold short.

(i)

The net expenses and expenses without waivers (excluding dividend expense for securities sold short) for Class A are 1.03% and 1.17% for the six months ended April 30, 2021, 1.02% and 1.18% for the year ended October 31, 2020, 1.02% and 1.23% for the year ended October 31, 2019, 1.02% and 1.24% for the year ended October 31, 2018, 1.02% and 1.27% for the year ended October 31, 2017, Class C are 1.53% and 1.67% for the six months ended April 30, 2021, 1.53% and 1.68% for the year ended October 31, 2020, 1.52% and 1.73% for the year ended October 31, 2019, 1.52% and 1.74% for the year ended October 31, 2018, 1.52% and 1.77% for the year ended October 31, 2017, Class I are 0.78% and 0.92% for the six months ended April 30, 2021, 0.77% and 0.92% for the year ended October 31, 2020, 0.77% and 0.97% for the year ended October 31, 2019, 0.78% and 0.99% for the year ended October 31, 2018, 0.77% and 1.00% for the year ended October 31, 2017, Class R2 are 1.40% and 1.44% for the six months ended April 30, 2021, 1.39% and 1.45% for the year ended October 31, 2020, 1.39% and 1.53% for the year ended October 31, 2019, 1.35% and 1.52% for the year ended October 31, 2018, 1.27% and 1.60% for the year ended October 31, 2017, Class R3 are 1.15% and 1.17% for the six months ended April 30, 2021, 1.14% and 1.25% for the year ended October 31, 2020, 1.14% and 1.41% for the year ended October 31, 2019, 1.19% and 1.34% for the period ended October 31, 2018, Class R4 are 0.90% and 0.92% for the six months ended April 30, 2021, 0.89% and 0.94% for the year ended October 31, 2020, 0.89% and 0.99% for the year ended October 31, 2019, 0.94% and 1.09% for the period ended October 31, 2018, Class R5 are 0.75% and 0.83% for the six months ended April 30, 2021, 0.74% and 0.96% for the year ended October 31, 2020, 0.75% and 0.97% for the year ended October 31, 2019, 0.69% and 0.84% for the period ended October 31, 2018, and Class R6 are 0.65% and 0.67% for the six months ended April 30, 2021, 0.64% and 0.67% for the year ended October 31, 2020, 0.64% and 0.72% for the year ended October 31, 2019, 0.64% and 0.74% for the period ended October 31, 2018, respectively.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (f)(g)		Net investment income (loss) (b)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (d)(h)	Portfolio turnover rate (including securities sold short) (d)(h)

$22.84	20.89%	$6,705	1.43	%(i)	0.75%	1.47	%(i)	53%	58%
19.14	3.55	5,724	1.40	(i)	1.09	1.46	(i)	105	116
18.73	8.69	5,394	1.42	(i)	1.64	1.56	(i)	111	139
17.64	(2.09)	3,658	1.39	(i)	1.35	1.56	(i)	108	131
18.57	15.50	2,441	1.29	(i)	1.58	1.62	(i)	83	95
16.36	1.30	758	1.27		1.93	1.75		64	—

23.07	20.98	907	1.18	(i)	1.01	1.20	(i)	53	58
19.34	3.85	720	1.15	(i)	1.22	1.26	(i)	105	116
18.90	8.97	50	1.17	(i)	1.83	1.44	(i)	111	139
17.79	(4.61)	19	1.23	(i)	1.08	1.38	(i)	108	131

23.00	21.17	1,593	0.93	(i)	1.32	0.95	(i)	53	58
19.28	4.13	688	0.90	(i)	1.59	0.95	(i)	105	116
18.81	9.20	631	0.92	(i)	2.29	1.02	(i)	111	139
17.71	(4.58)	19	0.98	(i)	1.33	1.13	(i)	108	131

23.14	21.26	732	0.78	(i)	1.52	0.86	(i)	53	58
19.39	4.23	22	0.75	(i)	1.73	0.97	(i)	105	116
18.92	9.39	21	0.78	(i)	2.27	1.00	(i)	111	139
17.80	(4.56)	19	0.73	(i)	1.58	0.88	(i)	108	131

23.13	21.33	962,805	0.68	(i)	1.52	0.70	(i)	53	58
19.38	4.34	594,754.0	0.65	(i)	1.83	0.68	(i)	105	116
18.91	9.50	528,192.0	0.67	(i)	2.35	0.75	(i)	111	139
17.79	(1.58)	841,967.0	0.68	(i)	2.02	0.78	(i)	108	131

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	137

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Income Builder Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$10.21	$0.19	$1.29	$1.48	$(0.19)	$—	$(0.19)
Year Ended October 31, 2020	10.73	0.38	(0.49)	(0.11)	(0.39)	(0.02)	(0.41)
Year Ended October 31, 2019	10.13	0.41	0.60	1.01	(0.41)	—	(0.41)
Year Ended October 31, 2018	10.62	0.42	(0.48)	(0.06)	(0.43)	—	(0.43)
Year Ended October 31, 2017	9.95	0.41	0.67	1.08	(0.41)	—	(0.41)
Year Ended October 31, 2016	9.96	0.42	(0.01)	0.41	(0.42)	—	(0.42)

Class C
Six Months Ended April 30, 2021 (Unaudited)	10.19	0.16	1.29	1.45	(0.17)	—	(0.17)
Year Ended October 31, 2020	10.70	0.32	(0.47)	(0.15)	(0.34)	(0.02)	(0.36)
Year Ended October 31, 2019	10.10	0.36	0.60	0.96	(0.36)	—	(0.36)
Year Ended October 31, 2018	10.59	0.37	(0.49)	(0.12)	(0.37)	—	(0.37)
Year Ended October 31, 2017	9.92	0.36	0.67	1.03	(0.36)	—	(0.36)
Year Ended October 31, 2016	9.93	0.37	(0.01)	0.36	(0.37)	—	(0.37)

Class I
Six Months Ended April 30, 2021 (Unaudited)	10.23	0.20	1.29	1.49	(0.20)	—	(0.20)
Year Ended October 31, 2020	10.74	0.39	(0.48)	(0.09)	(0.40)	(0.02)	(0.42)
Year Ended October 31, 2019	10.14	0.43	0.60	1.03	(0.43)	—	(0.43)
Year Ended October 31, 2018	10.63	0.44	(0.49)	(0.05)	(0.44)	—	(0.44)
Year Ended October 31, 2017	9.96	0.43	0.67	1.10	(0.43)	—	(0.43)
Year Ended October 31, 2016	9.97	0.43	(0.01)	0.42	(0.43)	—	(0.43)

Class R6
Six Months Ended April 30, 2021 (Unaudited)	10.23	0.20	1.30	1.50	(0.21)	—	(0.21)
Year Ended October 31, 2020	10.74	0.40	(0.48)	(0.08)	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2019	10.14	0.43	0.61	1.04	(0.44)	—	(0.44)
November 1, 2017 (f) through October 31, 2018	10.64	0.46	(0.51)	(0.05)	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.50	14.60%	$4,917,417	0.74%	3.38%	1.02%	39%
10.21	(1.01)	4,132,310	0.74	3.65	1.02	64
10.73	10.20	3,678,891	0.74	3.90	1.05	48
10.13	(0.67)	3,386,949	0.75	4.02	1.07	59
10.62	11.11	3,731,312	0.75	4.02	1.08	52
9.95	4.23	3,991,877	0.75	4.25	1.10	52

11.47	14.24	2,394,056	1.24	2.86	1.52	39
10.19	(1.42)	2,497,469	1.24	3.16	1.52	64
10.70	9.67	3,814,158	1.24	3.43	1.55	48
10.10	(1.17)	4,114,927	1.25	3.52	1.57	59
10.59	10.58	4,609,784	1.25	3.53	1.59	52
9.92	3.70	4,968,359	1.25	3.76	1.61	52

11.52	14.65	5,566,457	0.59	3.53	0.76	39
10.23	(0.76)	4,930,991	0.59	3.80	0.77	64
10.74	10.35	5,672,266	0.59	4.08	0.80	48
10.14	(0.52)	4,445,260	0.60	4.17	0.81	59
10.63	11.26	4,448,619	0.60	4.15	0.83	52
9.96	4.36	3,198,358	0.60	4.39	0.86	52

11.52	14.70	494,354	0.51	3.60	0.51	39
10.23	(0.68)	508,648	0.51	3.90	0.52	64
10.74	10.44	354,830	0.51	4.15	0.55	48
10.14	(0.51)	212,657	0.50	4.37	0.57	59

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Global Allocation Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan Income Builder Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of JPMorgan Global Allocation Fund (“Global Allocation Fund”) is to seek to maximize long-term total return.

The investment objective of JPMorgan Income Builder Fund (“Income Builder Fund”) is to seek to maximize income while maintaining prospects for capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

140	J.P. MORGAN FUNDS	APRIL 30, 2021

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Funds at April 30, 2021.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Global Allocation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$3,364	$15,305	$18,669
Collateralized Mortgage Obligations
United States	—	30,821	8,771	39,592
Commercial Mortgage-Backed Securities
Cayman Islands	—	—	998	998
United States	—	55,126	11,244	66,370

Total Commercial Mortgage-Backed Securities	—	55,126	12,242	67,368

Common Stocks
Argentina	1,857	—	—	1,857
Australia	—	33,076	—	33,076
Austria	—	9,094	—	9,094
Belgium	41	10,390	—	10,431
Brazil	17,393	116	—	17,509
Canada	18,295	—	—	18,295
Chile	—	130	—	130
China	19,337	286,316	—	305,653
Denmark	1,687	41,023	—	42,710
Finland	60	12,779	—	12,839
France	—	133,711	—	133,711
Germany	1,432	106,367	—	107,799
Greece	—	1,668	—	1,668
Hong Kong	88	30,123	—	30,211
India	28,441	—	—	28,441
Indonesia	—	13,928	—	13,928
Ireland	7,111	1,481	—	8,592

APRIL 30, 2021	J.P. MORGAN FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Israel	$544	$700	$—		$1,244
Italy	3,627	14,820	—		18,447
Japan	150	85,974	—		86,124
Jordan	—	75	—		75
Luxembourg	—	2,132	—		2,132
Macau	—	2,921	—		2,921
Mexico	12,382	27	—		12,409
Netherlands	15,890	61,208	—		77,098
New Zealand	—	730	—		730
Norway	694	1,122	—		1,816
Peru	6,252	—	—		6,252
Poland	2,347	1,745	—		4,092
Portugal	256	74	—		330
Russia	10,487	15,136	—		25,623
Singapore	—	2,268	—		2,268
South Africa	7,315	18,873	—		26,188
South Korea	—	83,618	—		83,618
Spain	—	30,291	—		30,291
Sweden	410	42,349	—		42,759
Switzerland	121	90,778	—		90,899
Taiwan	39,489	45,411	—		84,900
Tanzania, United Republic of	—	946	—		946
Thailand	10,761	2,170	—		12,931
Turkey	1,733	—	—		1,733
United Arab Emirates	—	—	—	(a)	—	(a)
United Kingdom	6,550	103,454	—		110,004
United States	1,620,648	11,226	337		1,632,211

Total Common Stocks	1,835,398	1,298,250	337		3,133,985

Convertible Preferred Stocks	—	—	505		505
Corporate Bonds
Australia	—	5,775	—		5,775
Brazil	—	1,768	—		1,768
Canada	—	24,015	—		24,015
Chile	—	416	—		416
China	—	4,576	—		4,576
Finland	—	5,597	—		5,597
France	—	16,367	—		16,367
Germany	—	5,572	—		5,572
Italy	—	14,809	—		14,809
Japan	—	4,623	—		4,623
Luxembourg	—	4,143	—		4,143
Macau	—	1,445	—		1,445
Netherlands	—	3,694	—		3,694
Saudi Arabia	—	403	—		403
Singapore	—	9,296	—		9,296
South Korea	—	8,570	—		8,570
Spain	—	4,761	—		4,761
Switzerland	—	250	—		250
United Kingdom	—	13,393	—		13,393
United States	—	611,755	1		611,756
Venezuela, Bolivarian Republic of	—	25	—		25

Total Corporate Bonds	—	741,253	1		741,254

142	J.P. MORGAN FUNDS	APRIL 30, 2021

Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Exchange-Traded Funds	$240,842	$—	$—		$240,842
Foreign Government Securities	—	291,540	—		291,540
Loan Assignments
Canada	—	526	—		526
United States	—	717	609		1,326

Total Loan Assignments	—	1,243	609		1,852

Options Purchased
Call Options Purchased	5,000	—	—		5,000
Preferred Stocks
United States	7	—	41		48
Rights
Switzerland	—	1	—		1
United States	—	—	19		19

Total Rights	—	1	19		20

Supranational	—	5,155	—		5,155
U.S. Treasury Obligations	—	62,479	—		62,479
Warrants
Switzerland	—	7,304	2,052		9,356
United Kingdom	—	—	—	(b)	— (b)
United States	—	—	7		7

Total Warrants	—	7,304	2,059		9,363

Short-Term Investments
Certificates of Deposit	—	250	—		250
Commercial Paper	—	19,614	—		19,614
Investment Companies	235,711	—	—		235,711
Investment of Cash Collateral from Securities Loaned	283,659	—	—		283,659

Total Short-Term Investments	519,370	19,864	—		539,234

Total Investments in Securities	$2,600,617	$2,516,400	$39,889		$5,156,906

Liabilities
Common Stocks	$(30,132)	$—	$—		$(30,132)
Exchange-Traded Funds	(4,497)	—	—		(4,497)

Total Liabilities in Securities Sold Short	$(34,629)	$—	$—		$(34,629)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,018	$—		$2,018
Futures Contracts	7,363	—	—		7,363
Swaps	—	1,784	—		1,784
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(8,618)	—		(8,618)
Futures Contracts	(17,595)	—	—		(17,595)

Total Net Appreciation/ Depreciation in Other Financial Instruments	$(10,232)	$(4,816)	$—		$(15,048)

(a)	Value is zero.
(b)	Amount rounds to less than one thousand.

APRIL 30, 2021	J.P. MORGAN FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Income Builder Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$674	$1,274		$1,948
United States	—	106,334	166,781		273,115

Total Asset-Backed Securities	—	107,008	168,055		275,063

Collateralized Mortgage Obligations
Bermuda	—	—	2,993		2,993
United States	—	470,217	160,777		630,994

Total Collateralized Mortgage Obligations	—	470,217	163,770		633,987

Commercial Mortgage-Backed Securities
United States	—	216,278	198,977		415,255
Common Stocks
Australia	—	163,316	—		163,316
Austria	—	10,602	—		10,602
Belgium	38	46,516	—		46,554
Brazil	8,639	3,388	—		12,027
Canada	231,785	—	—		231,785
Cayman Islands	—	—	—	(a)	—	(a)
Chile	2,649	—	—		2,649
China	—	241,162	—		241,162
Denmark	—	50,221	—		50,221
Finland	6,940	49,557	—		56,497
France	—	168,835	—		168,835
Germany	—	214,723	—		214,723
Hong Kong	—	83,539	—		83,539
India	30,568	34,180	—		64,748
Indonesia	—	30,202	—		30,202
Ireland	—	10,196	—		10,196
Italy	—	78,801	—		78,801
Japan	—	218,370	—		218,370
Jordan	—	1,893	—		1,893
Malta	—	3,183	—		3,183
Mexico	50,458	—	—		50,458
Netherlands	7,550	96,224	—		103,774
New Zealand	—	13,755	—		13,755
Norway	1,191	24,234	—		25,425
Portugal	3,148	3,736	—		6,884
Russia	19,630	45,906	—		65,536
Saudi Arabia	—	11,330	—		11,330
Singapore	—	41,125	—		41,125
South Africa	6,054	15,530	—		21,584
South Korea	5,638	71,110	—		76,748
Spain	2,434	148,267	—		150,701
Sweden	1,807	71,038	—		72,845
Switzerland	—	167,105	—		167,105
Taiwan	12,663	162,905	—		175,568
Thailand	—	8,714	—		8,714
United Kingdom	33,401	291,955	—		325,356
United States	2,326,498	26,303	9,083		2,361,884

Total Common Stocks	2,751,091	2,607,921	9,083		5,368,095

Convertible Bonds	—	95,601	—		95,601
Convertible Preferred Stocks
United States	42,543	—	6,487		49,030

144	J.P. MORGAN FUNDS	APRIL 30, 2021

Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Australia	$—	$17,785	$—	$17,785
Austria	—	1,363	—	1,363
Azerbaijan	—	4,549	—	4,549
Bahrain	—	1,286	—	1,286
Belarus	—	733	—	733
Belgium	—	3,444	—	3,444
Brazil	—	4,658	—	4,658
Canada	—	170,028	—	170,028
Cayman Islands	—	4,287	—	4,287
Chile	—	2,937	—	2,937
China	—	2,492	—	2,492
Colombia	—	3,631	—	3,631
Costa Rica	—	801	—	801
Finland	—	8,388	—	8,388
France	—	108,749	—	108,749
Germany	—	4,122	—	4,122
Guatemala	—	1,207	—	1,207
India	—	857	—	857
Indonesia	—	9,740	—	9,740
Ireland	—	15,735	—	15,735
Israel	—	444	—	444
Italy	—	22,739	—	22,739
Japan	—	11,300	—	11,300
Kazakhstan	—	7,103	—	7,103
Luxembourg	—	58,218	—	58,218
Mexico	—	13,868	—	13,868
Morocco	—	2,414	—	2,414
Netherlands	—	37,582	—	37,582
Norway	—	3,096	—	3,096
Panama	—	1,628	—	1,628
Paraguay	—	301	—	301
Peru	—	2,385	—	2,385
Qatar	—	734	—	734
Saudi Arabia	—	1,905	—	1,905
South Africa	—	1,130	—	1,130
South Korea	—	1,164	—	1,164
Spain	—	3,951	—	3,951
Sweden	—	3,766	—	3,766
Switzerland	—	97,506	—	97,506
Trinidad and Tobago	—	1,751	—	1,751
Tunisia	—	560	—	560
Turkey	—	690	—	690
United Arab Emirates	—	1,841	—	1,841
United Kingdom	—	117,407	—	117,407
United States	—	3,832,411	38	3,832,449

Total Corporate Bonds	—	4,592,686	38	4,592,724

Equity-Linked Notes	—	671,539	—	671,539
Foreign Government Securities	—	187,565	—	187,565
Loan Assignments
Canada	—	7,390	—	7,390
France	—	3,352	—	3,352
Luxembourg	—	11,848	—	11,848
Netherlands	—	1,392	—	1,392
United Kingdom	—	464	—	464
United States	—	268,052	3,919	271,971

Total Loan Assignments	—	292,498	3,919	296,417

APRIL 30, 2021	J.P. MORGAN FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Mortgage-Backed Securities	$—	$1,072	$—		$1,072
Preferred Stocks
United States	95,548	—	2,639		98,187
Rights	—	—	536		536
U.S. Government Agency Securities	—	3,354	—		3,354
U.S. Treasury Obligations	—	29,942	—		29,942
Warrants
United Kingdom	—	—	—	(a)	— (a)
United States	967	—	57		1,024

Total Warrants	967	—	57		1,024

Short-Term Investments
Certificates of Deposit	—	1,235	—		1,235
Commercial Paper	—	3,039	—		3,039
Investment Companies	559,449	—	—		559,449
Investment of Cash Collateral from Securities Loaned	210,010	—	—		210,010

Total Short-Term Investments	769,459	4,274	—		773,733

Total Investments in Securities	$3,659,608	$9,279,955	$553,561		$13,493,124

Appreciation in Other Financial Instruments
Futures Contracts	$3,059	$—	$—		$3,059
Depreciation in Other Financial Instruments
Futures Contracts	(32,174)	—	—		(32,174)

Total Net Appreciation/ Depreciation in Other Financial Instruments	$(29,115)	$—	$—		$(29,115)

(a)	Amount rounds to less than one thousand.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

Global Allocation Fund	Balance as of October 31, 2020		Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2021
Investments in Securities:
Asset-Backed Securities	$24,115		$38		$(38)	$23	$—	$(8,833)	$—	$—	$15,305
Collateralized Mortgage Obligations	32,785		206		285	2	—	(22,971)	—	(1,536)	8,771
Commercial Mortgage-Backed Securities	22,520		179		673	9	—	(15,725)	4,586	—	12,242
Common Stocks	321		(19)		95	—	—	(44)	—	(16)	337
Convertible Bonds	—	(a)	(163)		163	—	—	— (b)	—	—	—
Convertible Preferred Stocks	415		79		113	—	—	(102)	—	—	505
Corporate Bonds	115		—		1	—	—	(115)	—	—	1
Loan Assignments	1,036		—		(107)	(1)	10	(329)	—	—	609
Preferred Stocks	45		—	(b)	2	—	—	(6)	—	—	41
Rights	19		—	(b)	—	—	—	—	—	—	19
Warrants	31		5		50	—	2,052	(79)	—	—	2,059

Total	$81,402		$325		$1,237	$33	$2,062	$(48,204)	$4,586	$(1,552)	$39,889

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.
(b)	Amount rounds to less than one thousand.

146	J.P. MORGAN FUNDS	APRIL 30, 2021

There were no significant transfers into or out of level 3 for the six months ended April 30, 2021.

Income Builder Fund	Balance as of October 31, 2020		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2021
Investments in Securities:
Asset-Backed Securities	$248,311		$1,478	$(1,206)	$388	$1,250	$(97,960)	$22,768	$(6,974)	$168,055
Collateralized Mortgage Obligations	202,468		254	2,699	3	17,222	(56,020)	18,680	(21,536)	163,770
Commercial Mortgage-Backed Securities	72,537		160	5,308	189	88,682	(9,865)	48,972	(7,006)	198,977
Common Stocks	7,496		(181)	3,682	—	—	(1,169)	—	(745)	9,083
Convertible Bonds	—	(a)	(943)	945	—	—	(2)	—	—	—
Convertible Preferred Stocks	5,308		987	1,468	—	—	(1,276)	—	—	6,487
Corporate Bonds	4,201		— (a)	17	—	—	(4,180)	—	—	38
Loan Assignments	7,495		—	(702)	(12)	535	(3,397)	—	—	3,919
Preferred Stocks	2,623		17	111	—	303	(415)	—	—	2,639
Rights	531		—	5	—	—	—	—	—	536
Warrants	809		—	1,177	—	—	(1,929)	—	—	57

Total	$551,779		$1,772	$13,504	$568	$107,992	$(176,213)	$90,420	$(36,261)	$553,561

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the six months ended April 30, 2021.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at April 30, 2021, which were valued using significant unobservable inputs (level 3) were as follows:

Value
Global Allocation Fund	$837
Income Builder Fund	15,666

These amounts are included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

APRIL 30, 2021	J.P. MORGAN FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Global Allocation Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at April 30, 2021		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$15,305		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (9.54%)
				Constant Default Rate	0.00% - 10.00% (2.37%)
				Yield (Discount Rate of Cash Flows)	0.83% - 6.45% (2.65%)

Asset-Backed Securities	15,305

	11,244		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (7.46%)
				Constant Default Rate	0.00% - 5.00% (0.37%)
				Yield (Discount Rate of Cash Flows)	1.83% - 199.00% (19.16%)

Commercial Mortgage-Backed Securities	11,244

	8,771		Discounted Cash Flow	Constant Prepayment Rate	1.00% - 25.00% (21.93%)
				Constant Default Rate	0.05% - 7.50% (0.43%)
				Yield (Discount Rate of Cash Flows)	1.82% - 5.50% (4.13%)

Collateralized Mortgage Obligation	8,771

	139		Market Comparable Companies	EBITDA Multiple (b)	5.0x - 6.0x (6.0x)
				Liquidity Discount	30.00% (30.00%)

Common Stocks	139

	—	(c)	Market Comparable Companies	EBITDA Multiple (b)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Preferred Stocks	—	(c)

	609		Term of Restructuring	Expected Recovery	50.00% - 100.00% (99.35%)

Loan Assignments	609

	7		Market Comparable Companies	EBITDA Multiple (b)	4.8x (4.8x)
	—	(c)	Pending Distribution Amount	Expected Recovery	$0.01 ($0.01)

Warrants	7

Total	$36,075

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At April 30, 2021, the value of these investments was $1,761. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Amount rounds to less than one thousand.

148	J.P. MORGAN FUNDS	APRIL 30, 2021

Income Builder Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at April 30, 2021		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$849		Market Comparable Companies	EBITDA Multiple (b)	5.0x - 6.0x (6.0x)
				Liquidity Discount	0.00% - 30.00% (0.00%)
	78		Pending Distribution	Expected Recovery	$1.20

Common Stocks	927

	1		Market Comparable Companies	EBITDA Multiple (b)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Preferred Stocks	1

	165,560		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (9.05%)
				Constant Default Rate	0.00% - 15.90% (2.55%)
				Yield (Discount Rate of Cash Flows)	(0.58%) - 8.28% (2.97%)

Asset-Backed Securities	165,560

	163,770		Discounted Cash Flow	Constant Prepayment Rate	2.00% - 30.00% (17.13%)
				Constant Default Rate	0.00% - 5.60% (0.11%)
				Yield (Discount Rate of Cash Flows)	1.77% - 9.23% (3.24%)

Collateralized Mortgage Obligations	163,770

	194,683		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.41%)
				Constant Default Rate	0.00% - 5.00% (0.02%)
				Yield (Discount Rate of Cash Flows)	1.83% - 199.00% (8.47%)

Commercial Mortgage-Backed Securities	194,683

	3,919		Terms of Restructuring	Expected Recovery	50.00% - 100.00% (99.07%)

Loan Assignments	3,919

	57		Market Comparable Companies	EBITDA Multiple (b)	4.8x (4.8x)
	—	(c)	Pending Distribution Amount	Expected Recovery	$0.01 ($0.01)

Warrants	57

Total	$528,917

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At April 30, 2021, the value of these investments was $24,640. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Amount rounds to less than one thousand.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of April 30, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer

APRIL 30, 2021	J.P. MORGAN FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.

Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a Fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. Unfunded Commitments — The Funds entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Funds may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statements of Operations.

At April 30, 2021, the Funds did not have any outstanding unfunded loan commitments.

E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Funds may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund’s transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank and is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan. These amounts are not reflected on the Funds’ Statements of Assets and Liabilities.

The Funds had when-issued securities, delayed delivery securities or forward commitments outstanding as of April 30, 2021, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at April 30, 2021 are detailed on the SOIs.

F. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

150	J.P. MORGAN FUNDS	APRIL 30, 2021

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of April 30, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to counterparty (not less than zero)
Global Allocation Fund	$264,101	$(264,101)	$—
Income Builder Fund	201,929	(201,929)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended April 30, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Global Allocation Fund	$3
Income Builder Fund	7

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

G. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below.

Global Allocation Fund

	For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Large Cap Value Fund Class R6 Shares (a)	$—	$45,000	$47,123	$2,123		$—	$—	—	$—		$—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a)(b)	139,690	1,679,180	1,583,113	(34)		(12)	235,711	235,593	93		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (a)(b)	64,026	395,000	204,750	(6	)*	6	254,276	254,251	62	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(b)	9,113	159,527	139,257	—		—	29,383	29,383	2	*	—

Total	$212,829	$2,278,707	$1,974,243	$2,083		$(6)	$519,370		$157		$—

APRIL 30, 2021	J.P. MORGAN FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Income Builder Fund

	For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.09% (a)(b)	$67,470	$507,133	$468,405	$(9)	$6	$106,195	106,142	$38		$—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a)(b)	446,873	3,316,430	3,310,007	(44)	2	453,254	453,027	131		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.11% (a)(b)	143,007	284,000	239,000	(27)*	27	188,007	187,988	117	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(b)	16,419	140,731	135,147	—	—	22,003	22,003	3	*	—

Total	$673,769	$4,248,294	$4,152,559	$(80)	$35	$769,459		$289		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

H. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

I. Derivatives — The Funds used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent

152	J.P. MORGAN FUNDS	APRIL 30, 2021

other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.

Notes I(1) — I(4) below describe the various derivatives used by the Funds.

(1). Options — Global Allocation Fund purchased and/or sold (“wrote”) put and call options on various instruments including currencies, futures, securities and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Futures Contracts — The Funds used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price, foreign exchange and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of

APRIL 30, 2021	J.P. MORGAN FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — Global Allocation Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — Global Allocation engaged in various swap transactions to manage total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund’s OTC swap contracts are subject to master netting arrangements.

Total Return Basket Swaps

Global Allocation Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity.

Under the terms of the agreement, each swap is designed to function as a portfolio of direct investments in long and/or short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within each swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the Statements of Assets and Liabilities and as Net realized gain (loss) on transactions from swaps on the Statements of Operations.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with one counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statements of Assets and Liabilities).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash

154	J.P. MORGAN FUNDS	APRIL 30, 2021

balances within the swap and/or other receivables (payables) from gains/(losses) realized when the swap resets; and (v) other factors, as applicable. The value of each swap is reflected on the Statements of Assets and Liabilities as Outstanding swap contracts, at value. Changes in the value of the swap are recognized as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations.

(5). Summary of Derivatives Information

The following tables present the value of derivatives held as of April 30, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	Global Allocation Fund	Income Builder Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$1,323	$52
Purchased Options at Market Value	5,000	—
Unrealized Depreciation on Futures Contracts*	(9,103)	—
Swaps at Value (Assets)	2,110

Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	4,818	3,007
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	2,018	—
Unrealized Depreciation on Futures Contracts*	(2,360)	—
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(8,618)	—

Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	1,222	—
Unrealized Depreciation on Futures Contracts*	(6,132)	(32,174)

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	(10,232)	(29,115)
Swaps at Value	2,110
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	(6,600)	—
Purchased Options at Market Value	5,000	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2021, by primary underlying risk exposure:

	Global Allocation Fund	Income Builder Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$81,101	$257
Purchased Options	18,171	—
Swap Contracts	4,864	—
Written Options	13	—

Foreign Exchange Rate Risk Exposure:
Futures Contracts	5,019	(19,043)
Forward Foreign Currency Exchange Contracts	1,975	—

Interest Rate Risk Exposure:
Futures Contracts	3,180	(44,619)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(5,680)	13,640
Swap Contracts	2,920	—
Purchased Options	183	—

Foreign Exchange Rate Risk Exposure:
Futures Contracts	5,736	3,614
Forward Foreign Currency Exchange Contracts	(7,284)	—

Swap Contracts
Futures Contracts	(5,900)	(18,617)

APRIL 30, 2021	J.P. MORGAN FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Derivatives Volume

The table below discloses the volume of the Funds’ options, futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended April 30, 2021. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

	Global Allocation Fund	Income Builder Fund
Futures Contracts — Equity:
Average Notional Balance Long	$343,996	$60,934
Average Notional Balance Short	257,212	88,322
Ending Notional Balance Long	210,305	29,299
Ending Notional Balance Short	546,261	—

Futures Contracts — Foreign Exchange:
Average Notional Balance Long	$730,456	$124,001	(a)
Average Notional Balance Short	—	283,569
Ending Notional Balance Long	838,218	—
Ending Notional Balance Short	—	287,939

Futures Contracts — Interest Rate:
Average Notional Balance Long	$436,961	$1,815,832
Average Notional Balance Short	316,541	—
Ending Notional Balance Long	487,084	1,853,540
Ending Notional Balance Short	318,912	—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$148,589	—
Average Settlement Value Sold	541,959	—
Ending Settlement Value Purchased	208,516	—
Ending Settlement Value Sold	786,245	—

Exchange-Traded Options:
Average Number of Contracts Purchased	4,397	—
Ending Number of Contracts Purchased	457	—

Total Return Basket Swaps:
Average Notional Balance Long	$25,617	—
Ending Notional Balance Long	50,983	—

(a)	For the period November 1, 2020 through November 30, 2020.

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding options, non-deliverable forward foreign currency exchange contracts and/or OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds. These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

Global Allocation Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of April 30, 2021 are as follows:

Fund Counterparty	Value of swap contracts	Collateral amount
Bank of America, NA	$2,110	$(1,880)

The Funds’ derivatives contracts held at April 30, 2021 are not accounted for as hedging instruments under GAAP.

J. Equity-Linked Notes — Income Builder Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board of JPM I, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the

156	J.P. MORGAN FUNDS	APRIL 30, 2021

Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.

As of April 30, 2021, Income Builder Fund had outstanding ELNs as listed on the SOI.

K. Short Sales — Global Allocation Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of April 30, 2021, Global Allocation Fund had outstanding short sales as listed on its SOI.

L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

M. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2021 are as follows:

	Class A	Class C	Class I	Class R2	Class R3		Class R4		Class R5		Class R6	Total
Global Allocation Fund
Transfer agency fees	$13	$13	$13	$1	$—	(a)	$—	(a)	$—	(a)	$3	$43

Income Builder Fund
Transfer agency fees	63	47	30	n/a	n/a		n/a		n/a		3	143

(a)	Amount rounds to less than one thousand.

APRIL 30, 2021	J.P. MORGAN FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

N. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

O. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

P. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least monthly for Income Builder Fund and declared and paid at least quarterly for Global Allocation Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

Q. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Allocation Fund	0.55%
Income Builder Fund	0.42

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2021, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Global Allocation Fund	0.25%	0.75%	0.50%	0.25%
Income Builder Fund	0.25	0.75	n/a	n/a

158	J.P. MORGAN FUNDS	APRIL 30, 2021

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Global Allocation Fund	$40	$—	(a)
Income Builder Fund	129	1

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
Income Builder Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Global Allocation Fund	1.03%	1.53%	0.78%	1.40%	1.15%	0.90%	0.75%	0.65%
Income Builder Fund	0.75	1.25	0.60	n/a	n/a	n/a	n/a	0.52

The expense limitation agreements were in effect for the six months ended April 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2022.

For the six months ended April 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Global Allocation Fund	$149	$96	$2,160	$2,405	$2
Income Builder Fund	—	—	13,164	13,164	582

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

APRIL 30, 2021	J.P. MORGAN FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2021 were as follows:

Global Allocation Fund	$158
Income Builder Fund	324

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2021, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Global Allocation Fund	$2,659,819	$2,130,645	$47,815	$25,874	$178,485	$173,227
Income Builder Fund	4,688,077	4,951,025	41,021	63,245	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2021 were as follows:

	Aggregate Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund*	$4,264,227	$904,973	$61,645	$843,328
Income Builder Fund	12,058,934	1,576,460	171,385	1,405,075

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

At October 31, 2020, the following Fund had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
JPMorgan Income Builder Fund	$58,864	$18,110

During the year ended October 31, 2020, the following Fund utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Global Allocation Fund	$24,999	$7,095

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

160	J.P. MORGAN FUNDS	APRIL 30, 2021

The Funds had no borrowings outstanding from another fund during the six months ended April 30, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Global Allocation Fund	—	—%	2	22.6%
Income Builder Fund	1	16.4	3	32.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Funds’ yield (and total return) also may be low or the Funds may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

APRIL 30, 2021	J.P. MORGAN FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2021, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Funds do not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Funds to risks of mispricing or improper valuation.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and TBA securities.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

162	J.P. MORGAN FUNDS	APRIL 30, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2020, and continued to hold your shares at the end of the reporting period, April 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Global Allocation Fund
Class A
Actual	$1,000.00	$1,211.40	$5.81	1.06%
Hypothetical	1,000.00	1,019.54	5.31	1.06
Class C
Actual	1,000.00	1,208.10	8.54	1.56
Hypothetical	1,000.00	1,017.06	7.80	1.56
Class I
Actual	1,000.00	1,212.50	4.44	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R2
Actual	1,000.00	1,208.90	7.83	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class R3
Actual	1,000.00	1,209.80	6.47	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class R4
Actual	1,000.00	1,211.70	5.10	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R5
Actual	1,000.00	1,212.60	4.28	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R6
Actual	1,000.00	1,213.30	3.73	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68

APRIL 30, 2021	J.P. MORGAN FUNDS	163

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio

JPMorgan Income Builder Fund
Class A
Actual	$1,000.00	$1,146.00	$3.94	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class C
Actual	1,000.00	1,142.40	6.59	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class I
Actual	1,000.00	1,146.50	3.14	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,147.00	2.71	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

164	J.P. MORGAN FUNDS	APRIL 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (5) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

APRIL 30, 2021	J.P. MORGAN FUNDS	165

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. April 2021	SAN-IB-GAL-421

Semi-Annual Report

J.P. Morgan Funds

April 30, 2021 (Unaudited)

JPMorgan Emerging Markets Strategic Debt Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

June 16, 2021 (Unaudited)

Dear Shareholders,

This year has brought a large measure of relief, hope and reflection on the pandemic and its impact on our families, our jobs and our world. It has also witnessed a remarkable rally in global equity markets, driven initially by investor expectations for an accelerated economic expansion and extended by surging corporate earnings and consumer spending.

“In the year ahead, J.P. Morgan Asset Management will continue to strive to adapt to new challenges and provide investors with innovative and durable solutions that are backed by our deep experience in risk management.”

— Andrea L. Lisher

As leading central banks maintained ultra-low interest rates and governments continued to provide or increase massive fiscal stimulus and recovery programs, many investors sought opportunities for higher returns in global equity markets. For the six months ended April 30, 2021, the MSCI EAFE Index returned 29.13%, the S&P 500 Index returned 28.85% and the MSCI Emerging Markets Index returned 23.09%. Within fixed income markets, Bloomberg Barclays High Yield Index returned 7.97%, the Bloomberg Barclays Emerging Markets Index returned 2.33% and the Bloomberg Barclays U.S. Aggregate Index returned -1.52%.

The prospects for a diminishing pandemic have brightened in 2021, particularly in the U.S. and Western Europe where vaccination rates have accelerated. However, a surge of infections of COVID-19 and its variants in Brazil, India and elsewhere demonstrated that the global crisis is ongoing and spurred leading industrialized nations together to pledge to provide one billon doses of vaccine to emerging market nations. Meanwhile, the accelerating economic rebound in the U.S. has raised investor concerns about the potential for rising inflation and supply chain disruptions, though U.S. Federal Reserve Chairman Jerome Powell has sought to reassure financial markets that upward pressure on prices — while stronger than expected — remains likely to be temporary.

At this point, it’s worth reflecting on the fact that many of those who remained fully invested in the face of unprecedented uncertainty in 2020 likely benefitted fully from the ensuing rally in global equity markets. In the year ahead, J.P. Morgan Asset Management will continue to strive to adapt to new challenges and provide investors with innovative and durable solutions that are backed by our deep experience in risk management. We will continue to seek to operate under the same fundamental practices and principles that have driven our success for more than a century and focus on the financial needs of our clients.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

APRIL 30, 2021	J.P. MORGAN FUNDS	1

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.37%
J.P. Morgan Emerging Markets Bond Index Global Diversified	3.26%
Emerging Markets Strategic Debt Composite Benchmark**	3.82%

Net Assets as of 4/30/2021 (In Thousands)	$662,204
Duration as of 4/30/2021	5.8 Years

INVESTMENT OBJECTIVE***

The JPMorgan Emerging Markets Strategic Debt Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

Overall, emerging markets debt provided positive returns for the period as low yields on developed market sovereign debt fueled investor appetite for higher yields in emerging markets debt. However, the highest yielding emerging markets debt securities underperformed the broader market as investors pivoted away from bonds with the highest perceived risk toward the end of the period. Emerging markets debt generally underperformed emerging markets equity as investor expectations for the reopening of economies and subsequent surge in economic growth drove equity prices higher, globally.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a positive performance and outperformed both the J.P. Morgan Emerging Markets Bond Index Global Diversified (the “Index”) and the Emerging Markets Strategic Debt Composite Benchmark (the “Composite Benchmark”) for the six months ended April 30, 2021.

Relative to the Index, the Fund’s country allocations and overall security selection were leading contributors to performance. Leading country contributors to relative performance included the Fund’s overweight position in Mexico and its underweight positions in the Philippines and Nigeria. In Mexico, the Fund’s

exposure to the quasi-sovereign debt of Petroleos Mexicanos SA benefitted from a general rebound in global energy prices during most of the period. In the Philippines, investor concerns about the direction of interest rate policy and lower-than-expected remittances from Filipinos living abroad hurt bond prices. In Nigeria, bond prices were hurt by weakness in petroleum prices late in the period.

The Fund’s overweight positions in Paraguay, Sri Lanka and Costa Rica were leading detractors from performance relative to the Index. In Paraguay, bond prices were hurt late in the period as investors sold less-liquid issues following a runup in prices earlier in the period. In Sri Lanka, bond prices fell amid investor expectations the nation may default on bond payments in 2021 or 2022 due to the pandemic’s impact on tourism and garment exports, the nation’s largest sources of foreign currency reserves. In Costa Rica, bond prices fell amid investor concerns about fiscal policy and the potential to hinder lending from multilateral entities.

Relative to the Composite Benchmark, the Fund’s allocation to investment grade emerging markets debt contributed to performance, while the Fund’s allocation to higher yielding debt detracted from performance.

HOW WAS THE FUND POSITIONED?

During the period, the Fund’s portfolio managers decreased the overall duration and at the end of the period held shorter duration than the Index. The Fund also increased its exposure in corporate bonds and local-currency denominated debt and decreased its exposure to sovereign debt.

2	J.P. MORGAN FUNDS	APRIL 30, 2021

PORTFOLIO COMPOSITION BY SECURITY TYPE AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Foreign Government Securities	67.6%
Corporate Bonds	30.1
Others (each less than 1.0%)	0.1
Short-Term Investments	2.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
Mexico	9.4%
Brazil	6.1
South Africa	5.4
Egypt	4.3
Dominican Republic	4.2
Ukraine	3.6
Bahrain	2.6
Colombia	2.6
Nigeria	2.6
Turkey	2.4
Oman	2.3
Panama	2.3
Indonesia	2.0
Serbia	1.9
Romania	1.9
Kazakhstan	1.9
China	1.9
Ecuador	1.9
Ivory Coast	1.8
Saudi Arabia	1.8
Chile	1.8
Pakistan	1.7

PORTFOLIO COMPOSITION BY COUNTRY AS OF APRIL 30, 2021	PERCENT OF TOTAL INVESTMENTS
United Arab Emirates	1.6%
Paraguay	1.5
Morocco	1.5
Kenya	1.5
Peru	1.4
Russia	1.4
Ghana	1.3
El Salvador	1.3
Thailand	1.2
Sri Lanka	1.2
Angola	1.2
Argentina	1.2
Philippines	1.1
Jamaica	1.1
India	1.0
Jordan	1.0
Others (each less than 1.0%)	10.9
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Emerging Markets Strategic Debt Composite Benchmark is made up of an equally weighted average of the J.P. Morgan Emerging Markets Bond Index Global Diversified, the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2021	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2021
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	June 29, 2012
With Sales Charge**		0.36%	12.81%	1.83%	(1.05)%
Without Sales Charge		4.32	17.25	2.62	(0.62)
CLASS C SHARES	June 29, 2012
With CDSC***		2.97	15.41	2.09	(1.07)
Without CDSC		3.97	16.41	2.09	(1.07)
CLASS I SHARES	June 29, 2012	4.37	17.38	2.84	(0.39)
CLASS R2 SHARES	June 29, 2012	4.21	16.85	2.35	(0.87)
CLASS R6 SHARES	June 29, 2012	4.58	17.78	3.12	(0.12)

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 TO 4/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111. Effective September 30, 2016, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Markets Strategic Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified and Emerging Markets Strategic Debt Composite Benchmark from June 29, 2012 to April 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the Emerging Markets Strategic Debt Composite Benchmark do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of fund expenses, including sales charges if applicable. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds and

Eurobonds. The diversified index limits the exposure of some of the larger countries. The Emerging Markets Strategic Debt Composite Benchmark is comprised of unmanaged indices that include an equally weighted average of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2021

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — 66.3%

Angola — 1.2%

Republic of Angola

9.50%, 11/12/2025 (a)	1,100	1,205

8.00%, 11/26/2029 (b)	3,610	3,637

9.38%, 5/8/2048 (a)	2,806	2,885

		7,727

Argentina — 1.2%

Argentine Republic

1.00%, 7/9/2029	415	156

0.12%, 7/9/2030 (c)	5,717	2,043

0.12%, 7/9/2035 (c)	10,490	3,300

0.12%, 1/9/2038 (c)	1,979	744

0.12%, 7/9/2041 (c)	4,050	1,437

		7,680

Armenia — 0.3%

Republic of Armenia 3.60%, 2/2/2031 (b)	2,400	2,196

Azerbaijan — 0.1%

Republic of Azerbaijan 3.50%, 9/1/2032 (a)	500	503

Bahrain — 2.3%

Kingdom of Bahrain

6.13%, 8/1/2023 (a)	500	538

7.00%, 1/26/2026 (a)	6,600	7,571

7.00%, 10/12/2028 (a)	1,010	1,132

6.75%, 9/20/2029 (a)	3,094	3,400

5.45%, 9/16/2032 (a)	1,150	1,138

6.00%, 9/19/2044 (a)	650	604

7.50%, 9/20/2047 (a)	600	631

		15,014

Belarus — 0.7%

Republic of Belarus

6.88%, 2/28/2023 (a)	450	459

6.38%, 2/24/2031 (b)	4,658	4,430

		4,889

Benin — 0.3%

Benin Government Bond 6.88%, 1/19/2052 (b)	EUR 1,363	1,721

Bermuda — 0.3%

Bermuda Government Bond

4.85%, 2/6/2024 (a)	643	706

3.72%, 1/25/2027 (a)	250	272

2.38%, 8/20/2030 (b)	524	515

3.38%, 8/20/2050 (b)	612	602

		2,095

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Bolivia, Plurinational State of — 0.1%

Plurinational State of Bolivia 4.50%, 3/20/2028 (a)	1,000	898

Brazil — 2.8%

Federative Republic of Brazil

2.88%, 6/6/2025	760	776

3.88%, 6/12/2030	640	634

5.63%, 1/7/2041	2,700	2,877

4.75%, 1/14/2050	350	328

Notas do Tesouro Nacional

6.00%, 8/15/2028	BRL 15,000	11,222

6.00%, 8/15/2050	BRL 3,000	2,423

		18,260

Colombia — 1.3%

Republic of Colombia

4.50%, 3/15/2029	2,050	2,231

3.13%, 4/15/2031	700	684

5.00%, 6/15/2045	4,691	4,965

4.13%, 5/15/2051	613	576

		8,456

Costa Rica — 0.7%

Republic of Costa Rica

4.25%, 1/26/2023 (a)	450	457

6.13%, 2/19/2031 (a)	1,300	1,352

5.63%, 4/30/2043 (a)	2,850	2,648

		4,457

Dominican Republic — 4.1%

Dominican Republic Government Bond

6.88%, 1/29/2026 (a)	6,500	7,596

4.50%, 1/30/2030 (b)	4,400	4,562

4.50%, 1/30/2030 (a)	250	259

4.88%, 9/23/2032 (b)	4,520	4,729

5.30%, 1/21/2041 (b)	739	751

6.50%, 2/15/2048 (a)	200	219

6.40%, 6/5/2049 (a)	3,270	3,543

6.40%, 6/5/2049 (b)	2,040	2,211

5.88%, 1/30/2060 (b)	3,210	3,186

		27,056

Ecuador — 1.8%

Republic of Ecuador

Zero Coupon, 7/31/2030 (b)	429	235

0.50%, 7/31/2030 (a) (c)	1,523	1,275

0.50%, 7/31/2030 (b) (c)	3,627	3,038

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	5

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Ecuador — continued

0.50%, 7/31/2035 (b) (c)	3,475	2,363

0.50%, 7/31/2040 (b) (c)	8,198	4,847

		11,758

Egypt — 4.2%

Arab Republic of Egypt

14.31%, 10/13/2023	EGP 21,000	1,341

5.75%, 5/29/2024 (b)	2,900	3,068

5.88%, 6/11/2025 (a)	500	531

3.88%, 2/16/2026 (b)	1,912	1,862

14.48%, 4/6/2026	EGP 26,000	1,656

7.50%, 1/31/2027 (a)	3,450	3,792

6.59%, 2/21/2028 (a)	3,000	3,111

5.88%, 2/16/2031 (b)	1,301	1,251

7.05%, 1/15/2032 (b)	2,640	2,702

8.50%, 1/31/2047 (a)	1,233	1,273

8.88%, 5/29/2050 (a)	5,750	6,049

8.15%, 11/20/2059 (b)	1,250	1,229

		27,865

El Salvador — 1.2%

Republic of El Salvador

7.75%, 1/24/2023 (a)	75	79

5.88%, 1/30/2025 (a)	620	638

8.63%, 2/28/2029 (a)	1,370	1,531

7.63%, 2/1/2041 (a)	2,100	2,157

7.12%, 1/20/2050 (a)	2,650	2,510

9.50%, 7/15/2052 (b)	810	915

		7,830

Ethiopia — 0.4%

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (a)	3,067	2,931

Gabon — 0.2%

Gabonese Republic

6.38%, 12/12/2024 (a)	359	378

6.95%, 6/16/2025 (a)	402	428

6.63%, 2/6/2031 (b)	500	503

		1,309

Ghana — 1.3%

Republic of Ghana

7.63%, 5/16/2029 (a)	3,150	3,189

10.75%, 10/14/2030 (a)	770	972

8.13%, 3/26/2032 (a)	2,100	2,111

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ghana — continued

8.63%, 6/16/2049 (a)	2,550	2,469

		8,741

Guatemala — 0.8%

Republic of Guatemala

4.90%, 6/1/2030 (b)	2,100	2,337

5.38%, 4/24/2032 (b)	900	1,033

6.13%, 6/1/2050 (b)	1,650	1,980

		5,350

Honduras — 0.0% (d)

Republic of Honduras 5.63%, 6/24/2030 (b)	280	294

Iraq — 0.9%

Republic of Iraq 5.80%, 1/15/2028 (a)	6,388	6,157

Ivory Coast — 1.8%

Republic of Cote d’Ivoire

4.88%, 1/30/2032 (b)	EUR 308	372

6.13%, 6/15/2033 (a)	1,289	1,365

6.88%, 10/17/2040 (a)	EUR 7,200	9,367

6.63%, 3/22/2048 (a)	EUR 650	814

		11,918

Jamaica — 1.0%

Jamaica Government Bond

6.75%, 4/28/2028	2,750	3,257

8.00%, 3/15/2039	961	1,350

7.88%, 7/28/2045	1,605	2,222

		6,829

Jordan — 1.0%

Hashemite Kingdom of Jordan

5.75%, 1/31/2027 (a)	650	690

5.85%, 7/7/2030 (b)	5,470	5,653

		6,343

Kazakhstan — 1.4%

Republic of Kazakhstan

Zero Coupon, 1/20/2022 (b)	KZT 520,000	1,135

Zero Coupon, 1/20/2022 ‡ (b)	KZT 999,677	2,181

1.50%, 9/30/2034 (a)	EUR 4,850	5,860

		9,176

Kenya — 1.4%

Republic of Kenya

6.88%, 6/24/2024 (a)	3,950	4,369

8.00%, 5/22/2032 (a)	1,050	1,149

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Kenya — continued

8.25%, 2/28/2048 (a)	3,750	4,007

		9,525

Lebanon — 0.2%

Lebanese Republic

6.38%, 3/9/2020 (e)	3,165	393

6.15%, 6/19/2020 (e)	1,450	178

6.85%, 3/23/2027 (a) (e)	5,000	635

6.65%, 2/26/2030 (a) (e)	708	90

		1,296

Malaysia — 0.2%

1MDB Global Investments Ltd. 4.40%, 3/9/2023 (a)	1,400	1,412

Mexico — 2.5%

Mex Bonos Desarr Fix Rt 7.75%, 11/13/2042	MXN 111,360	5,440

United Mexican States

3.75%, 1/11/2028	2,150	2,328

4.50%, 4/22/2029	2,700	3,030

4.75%, 3/8/2044	250	265

4.60%, 2/10/2048	750	770

3.77%, 5/24/2061	3,548	3,144

3.75%, 4/19/2071	1,653	1,440

5.75%, 10/12/2110	400	453

		16,870

Morocco — 0.7%

Kingdom of Morocco

1.50%, 11/27/2031 (a)	EUR 2,000	2,259

3.00%, 12/15/2032 (b)	693	658

5.50%, 12/11/2042 (a)	1,382	1,533

4.00%, 12/15/2050 (b)	456	411

		4,861

Mozambique — 0.1%

Republic of Mozambique 5.00%, 9/15/2031 (b) (c)	700	572

Nigeria — 2.2%

Federal Republic of Nigeria

7.63%, 11/21/2025 (a)	3,650	4,142

6.50%, 11/28/2027 (a)	1,000	1,054

7.14%, 2/23/2030 (a)	300	318

7.88%, 2/16/2032 (a)	5,064	5,434

7.70%, 2/23/2038 (a)	1,300	1,335

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nigeria — continued

7.63%, 11/28/2047 (a)	2,300	2,306

		14,589

Oman — 2.3%

Sultanate of Oman Government Bond

4.88%, 2/1/2025 (b)	4,807	5,035

5.38%, 3/8/2027 (a)	3,544	3,684

6.00%, 8/1/2029 (a)	209	221

6.25%, 1/25/2031 (b)	2,750	2,953

6.75%, 1/17/2048 (a)	2,722	2,718

7.00%, 1/25/2051 (b)	513	524

		15,135

Pakistan — 1.6%

Islamic Republic of Pakistan

6.00%, 4/8/2026 (b)	3,459	3,554

7.38%, 4/8/2031 (b)	4,073	4,277

8.88%, 4/8/2051 (b)	2,690	2,878

		10,709

Panama — 1.1%

Republic of Panama

3.88%, 3/17/2028	2,100	2,309

4.50%, 4/1/2056	1,080	1,186

3.87%, 7/23/2060	4,050	4,036

		7,531

Paraguay — 1.1%

Republic of Paraguay

2.74%, 1/29/2033 (b)	769	731

6.10%, 8/11/2044 (a)	1,368	1,639

5.40%, 3/30/2050 (b)	4,325	4,872

		7,242

Peru — 0.2%

Republic of Peru

5.94%, 2/12/2029 (b)	PEN 670	192

5.63%, 11/18/2050	700	928

		1,120

Philippines — 1.0%

Republic of Philippines

3.70%, 2/2/2042	1,450	1,534

2.95%, 5/5/2045	5,650	5,409

		6,943

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	7

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Romania — 1.9%

Romania Government Bond

3.62%, 5/26/2030 (b)	EUR 1,650	2,284

2.63%, 12/2/2040 (b)	EUR 1,454	1,714

4.63%, 4/3/2049 (a)	EUR 5,689	8,448

		12,446

Russia — 1.3%

Russian Federation

12.75%, 6/24/2028 (a)	3,900	6,483

5.10%, 3/28/2035 (a)	2,000	2,352

		8,835

Saudi Arabia — 0.9%

Kingdom of Saudi Arabia

4.38%, 4/16/2029 (a)	850	970

2.25%, 2/2/2033 (b)	1,502	1,417

5.00%, 4/17/2049 (a)	400	482

4.50%, 4/22/2060 (b)	1,200	1,359

3.45%, 2/2/2061 (b)	1,980	1,859

		6,087

Senegal — 0.7%

Republic of Senegal

6.25%, 7/30/2024 (a)	1,900	2,068

6.75%, 3/13/2048 (a)	2,650	2,659

		4,727

Serbia — 1.9%

Republic of Serbia

4.50%, 1/11/2026	RSD 239,890	2,660

5.88%, 2/8/2028	RSD 50,000	612

1.50%, 6/26/2029 (b)	EUR 5,400	6,411

2.13%, 12/1/2030 (b)	1,288	1,187

1.65%, 3/3/2033 (b)	EUR 1,375	1,587

		12,457

South Africa — 4.2%

Republic of South Africa

4.88%, 4/14/2026	2,200	2,344

2.60%, 3/31/2028	ZAR 87,550	5,847

4.85%, 9/30/2029	4,750	4,908

8.88%, 2/28/2035	ZAR 150,000	8,897

5.00%, 10/12/2046	1,150	1,034

5.75%, 9/30/2049	4,960	4,767

		27,797

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Sri Lanka — 1.2%

Democratic Socialist Republic of Sri Lanka

5.75%, 4/18/2023 (a)	2,050	1,482

6.35%, 6/28/2024 (b)	520	361

6.85%, 11/3/2025 (a)	1,700	1,124

6.20%, 5/11/2027 (a)	2,350	1,525

6.75%, 4/18/2028 (a)	458	297

7.85%, 3/14/2029 (a)	4,560	2,963

		7,752

Thailand — 1.2%

Kingdom of Thailand 1.60%, 12/17/2029	THB 250,000	7,950

Trinidad and Tobago — 0.5%

Republic of Trinidad and Tobago 4.50%, 6/26/2030 (b)	3,080	3,219

Turkey — 2.4%

Republic of Turkey

5.75%, 3/22/2024	1,550	1,573

4.25%, 4/14/2026	3,350	3,127

5.13%, 2/17/2028	2,950	2,774

7.63%, 4/26/2029	750	797

5.95%, 1/15/2031	1,350	1,272

4.88%, 4/16/2043	7,587	5,848

Turkiye Ihracat Kredi Bankasi A/S 8.25%, 1/24/2024 (b)	340	364

		15,755

Ukraine — 3.5%

Ukraine Government Bond

7.75%, 9/1/2023 (a)	4,250	4,524

8.99%, 2/1/2024 (a)	6,000	6,594

7.75%, 9/1/2024 (a)	1,450	1,556

15.84%, 2/26/2025 (a)	UAH 45,620	1,738

7.75%, 9/1/2025 (a)	2,800	3,010

7.75%, 9/1/2027 (a)	713	764

7.25%, 3/15/2033 (a)	4,850	4,860

		23,046

United Arab Emirates — 0.1%

United Arab Emirates Government Bond 4.00%, 7/28/2050 (b)	710	619

Uruguay — 0.2%

Oriental Republic of Uruguay 7.88%, 1/15/2033	900	1,353

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Venezuela, Bolivarian Republic of — 0.1%

Bolivarian Republic of Venezuela

7.75%, 10/13/2019 (a) (e)	91	9

12.75%, 8/23/2022 (a) (e)	1,470	147

9.25%, 5/7/2028 (a) (e)	2,130	218

		374

Zambia — 0.2%

Republic of Zambia

5.38%, 9/20/2022 (a) (e)	650	391

8.97%, 7/30/2027 (a) (e)	2,045	1,231

		1,622

Total Foreign Government Securities (Cost $447,437)		439,297

Corporate Bonds — 29.5%

Azerbaijan — 0.7%

State Oil Co. of the Azerbaijan Republic 6.95%, 3/18/2030 (a)	3,950	4,862

Bahrain — 0.3%

Oil and Gas Holding Co. BSCC (The)

7.63%, 11/7/2024 (b)	500	558

8.38%, 11/7/2028 (b)	1,100	1,280

		1,838

Belarus — 0.1%

Development Bank of the Republic of Belarus JSC 6.75%, 5/2/2024 (b)	870	850

Brazil — 3.3%

Atento Luxco 1 SA 8.00%, 2/10/2026 (b)	1,385	1,505

Banco do Estado do Rio Grande do Sul SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.93%), 5.38%, 1/28/2031 (b) (f)	1,611	1,570

Gerdau Trade, Inc. 4.88%, 10/24/2027 (a)	1,760	1,960

Guara Norte SARL 5.20%, 6/15/2034 (b)	1,008	1,012

GUSAP III LP 4.25%, 1/21/2030 (a)	3,000	3,153

Iochpe-Maxion Austria GmbH 5.00%, 5/7/2028 (b)	3,092	3,028

Klabin Austria GmbH 5.75%, 4/3/2029 (a)	2,700	3,000

Movida Europe SA 5.25%, 2/8/2031 (b)	1,370	1,342

Prumo Participacoes e Investimentos S/A 7.50%, 12/31/2031 (b)	413	459

Simpar Europe SA 5.20%, 1/26/2031 (b)	1,301	1,311

Suzano Austria GmbH 6.00%, 1/15/2029	2,750	3,213

		21,553

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chile — 1.7%

Celulosa Arauco y Constitucion SA 4.25%, 4/30/2029 (b)	5,050	5,498

Empresa de los Ferrocarriles del Estado 3.07%, 8/18/2050 (b)	376	328

Empresa de Transporte de Pasajeros Metro SA 5.00%, 1/25/2047 (a)	400	463

Empresa Nacional del Petroleo

5.25%, 11/6/2029 (b)	2,750	3,064

4.50%, 9/14/2047 (a)	400	395

Inversiones CMPC SA 3.00%, 4/6/2031 (b)	1,685	1,671

		11,419

China — 1.9%

Avi Funding Co. Ltd. 3.80%, 9/16/2025 (a)	900	986

Chinalco Capital Holdings Ltd. 4.00%, 8/25/2021 (a)	1,100	1,102

Country Garden Holdings Co. Ltd. 3.88%, 10/22/2030 (a)	1,920	1,884

Huarong Finance 2019 Co. Ltd. 3.88%, 11/13/2029 (a)	1,920	1,409

Minmetals Bounteous Finance BVI Ltd. 4.20%, 7/27/2026 (a)	450	493

New Metro Global Ltd.

6.50%, 5/20/2022 (a)	720	733

4.80%, 12/15/2024 (a)	1,980	1,969

RKPF Overseas 2019 A Ltd. 6.00%, 9/4/2025 (a)	313	324

Sunac China Holdings Ltd. 7.00%, 7/9/2025 (a)	1,940	1,988

Yuzhou Group Holdings Co. Ltd. 8.50%, 2/26/2024 (a)	1,550	1,438

		12,326

Colombia — 1.3%

Banco Davivienda SA (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.10%), 6.65%, 4/22/2031 (b) (f) (g) (h)	1,437	1,461

Ecopetrol SA

6.88%, 4/29/2030	1,900	2,299

5.88%, 5/28/2045	2,840	3,022

Empresas Publicas de Medellin ESP 4.25%, 7/18/2029 (b)	1,520	1,529

		8,311

Costa Rica — 0.2%

Instituto Costarricense de Electricidad 6.95%, 11/10/2021 (a)	600	608

6.38%, 5/15/2043 (a)	500	427

		1,035

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Ecuador — 0.1%

Petroamazonas EP 4.63%, 12/6/2021 (b)	540	524

El Salvador — 0.1%

AES El Salvador Trust II 6.75%, 3/28/2023 (a)	800	798

Georgia — 0.1%

Georgian Railway JSC 7.75%, 7/11/2022 (a)	750	790

Guatemala — 0.1%

Banco Industrial SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.44%), 4.88%, 1/29/2031 (b) (f)	590	607

India — 1.0%

Continuum Energy Levanter Pte. Ltd. 4.50%, 2/9/2027 (b)	771	781

Greenko Dutch BV 3.85%, 3/29/2026 (b)	4,235	4,292

India Green Power Holdings 4.00%, 2/22/2027 (b)	1,517	1,515

		6,588

Indonesia — 1.9%

Indonesia Asahan Aluminium Persero PT 6.76%, 11/15/2048 (a)	3,400	4,340

Pertamina Persero PT

5.63%, 5/20/2043 (a)	1,820	2,102

4.70%, 7/30/2049 (a)	388	411

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara

4.13%, 5/15/2027 (a)	600	646

3.88%, 7/17/2029 (b)	1,940	2,038

5.25%, 5/15/2047 (a)	500	554

4.88%, 7/17/2049 (b)	2,510	2,685

		12,776

Israel — 0.5%

Energean Israel Finance Ltd.

4.88%, 3/30/2026 (a)	653	674

5.38%, 3/30/2028 (a)	664	685

Leviathan Bond Ltd.

6.13%, 6/30/2025 (a)	661	724

6.50%, 6/30/2027 (a)	717	795

6.75%, 6/30/2030 (a)	413	462

		3,340

Kazakhstan — 0.5%

Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (a)	386	517

KazTransGas JSC 4.38%, 9/26/2027 (a)	1,200	1,336

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Kazakhstan — continued

Tengizchevroil Finance Co. International Ltd. 3.25%, 8/15/2030 (a)	1,300	1,326

		3,179

Kuwait — 0.3%

MEGlobal Canada ULC 5.00%, 5/18/2025 (a)	1,750	1,958

Macau — 0.3%

Sands China Ltd.

5.13%, 8/8/2025	890	991

5.40%, 8/8/2028	870	986

		1,977

Malaysia — 0.3%

Gohl Capital Ltd. 4.25%, 1/24/2027 (a)	1,860	1,967

Mexico — 6.7%

Banco Mercantil del Norte SA

(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.47%), 7.50%, 6/27/2029 (a) (f) (g) (h)	1,820	2,004

(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 7.76%), 8.38%, 10/14/2030 (b) (f) (g) (h)	394	464

Banco Nacional de Comercio Exterior SNC

4.38%, 10/14/2025 (a)	500	550

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 8/11/2026 (a) (f)	500	500

Cemex SAB de CV

3.88%, 7/11/2031 (b)	1,460	1,439

3.88%, 7/11/2031 (a)	660	651

Cometa Energia SA de CV 6.38%, 4/24/2035 (a)	998	1,128

Comision Federal de Electricidad

3.35%, 2/9/2031 (b)	3,569	3,425

4.68%, 2/9/2051 (b)	1,878	1,743

FEL Energy VI SARL 5.75%, 12/1/2040 (a)	1,890	1,965

Petroleos Mexicanos

(ICE LIBOR USD 3 Month + 3.65%), 3.83%, 3/11/2022 (f)	799	809

5.38%, 3/13/2022	1,300	1,333

3.50%, 1/30/2023	500	508

6.49%, 1/23/2027	4,103	4,339

5.35%, 2/12/2028	6,720	6,577

6.75%, 9/21/2047	831	736

7.69%, 1/23/2050	14,952	14,391

6.95%, 1/28/2060	2,209	1,942

		44,504

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Morocco — 0.7%

OCP SA 6.88%, 4/25/2044 (a)	3,950	4,761

Nigeria — 0.3%

IHS Netherlands Holdco BV 8.00%, 9/18/2027 (a)	1,810	1,964

Panama — 1.1%

Aeropuerto Internacional de Tocumen SA 6.00%, 11/18/2048 (a)	694	741

AES Panama Generation Holdings SRL

4.38%, 5/31/2030 (a)	3,100	3,203

4.38%, 5/31/2030 (b)	1,450	1,499

Banco Nacional de Panama 2.50%, 8/11/2030 (b)	866	826

Empresa de Transmision Electrica SA 5.13%, 5/2/2049 (b)	850	932

		7,201

Paraguay — 0.4%

Bioceanico Sovereign Certificate Ltd. Zero Coupon, 6/5/2034 (b)	3,356	2,445

Peru — 1.2%

Nexa Resources SA

6.50%, 1/18/2028 (b)	1,320	1,472

6.50%, 1/18/2028 (a)	400	446

Peru LNG Srl 5.38%, 3/22/2030 (a)	1,980	1,651

Petroleos del Peru SA

4.75%, 6/19/2032 (a)	2,100	2,135

5.63%, 6/19/2047 (a)	2,000	2,040

		7,744

Saudi Arabia — 0.9%

Saudi Arabian Oil Co.

3.50%, 4/16/2029 (a)	4,200	4,491

3.50%, 11/24/2070 (b)	1,357	1,231

		5,722

South Africa — 1.1%

Eskom Holdings SOC Ltd.

6.75%, 8/6/2023 (a)	3,900	4,074

8.45%, 8/10/2028 (a)	835	921

FirstRand Bank Ltd. (USD Swap Semi 5 Year + 3.56%), 6.25%, 4/23/2028 (a) (f)	1,880	1,990

Transnet SOC Ltd. 4.00%, 7/26/2022 (a)	600	609

		7,594

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tanzania, United Republic of — 0.1%

HTA Group Ltd. 7.00%, 12/18/2025 (b)	746	794

Trinidad and Tobago — 0.1%

Trinidad Petroleum Holdings Ltd. 9.75%, 6/15/2026 (b)	800	895

Tunisia — 0.6%

Banque Centrale de Tunisie International Bond

5.63%, 2/17/2024 (a)	EUR 3,072	3,505

6.38%, 7/15/2026 (a)	EUR 240	271

		3,776

Ukraine — 0.0% (d)

State Savings Bank of Ukraine 9.62%, 3/20/2025 (a) (c)	240	254

United Arab Emirates — 1.4%

Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/2/2047 (a)	850	974

EA Partners I BV 6.88%, 9/28/2020 (a) (e)	2,751	42

EA Partners II BV 6.75%, 6/1/2021 (a) (e)	1,076	452

First Abu Dhabi Bank PJSC (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.14%), 4.50%, 4/5/2026 (a) (f) (g) (h)	1,900	2,018

MDGH — GMTN BV 3.70%, 11/7/2049 (b)	5,850	6,061

		9,547

United Kingdom — 0.2%

CK Hutchison Capital Securities 17 Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.07%), 4.00%, 5/12/2022 (a) (f) (g) (h)	1,075	1,090

Venezuela, Bolivarian Republic of — 0.0% (d)

Petroleos de Venezuela SA 8.50%, 10/27/2020 (a) (e)	624	150

9.00%, 11/17/2021 (a) (e)	1,240	54

12.75%, 2/17/2022 (a) (e)	770	34

5.38%, 4/12/2027 (a) (e)	730	32

		270

Total Corporate Bonds (Cost $200,530)		195,259

Supranational — 0.1%

Banque Ouest Africaine de Developpement 2.75%, 1/22/2033 (b) (Cost $397)	EUR 329	411

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	11

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Options Purchased — 0.0% (d)

Call Options Purchased — 0.0% (d)

United States — 0.0% (d)

Foreign Exchange USD/MXN 7/21/2021 at USD 21.06, Vanilla, European Style Notional Amount: USD 19,988 Counterparty: Goldman Sachs International * (Cost $218)	19,988	283

Short-Term Investments — 2.2%

Foreign Government Treasury Bills — 0.8%

Egypt Treasury Bills

13.07%, 11/16/2021 (i)	EGP 63,500	3,783

13.22%, 2/1/2022 (i)	EGP 29,850	1,733

Total Foreign Government Treasury Bills (Cost $5,532)		5,516

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 1.4%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (j) (k) (Cost $8,859)	8,854	8,859

Total Short-Term Investments (Cost $14,391)		14,375

Total Investments — 98.1% (Cost $662,973)		649,625
Other Assets Less Liabilities — 1.9%		12,579

NET ASSETS — 100.0%		662,204

Percentages indicated are based on net assets.

Abbreviations

BRL	Brazilian Real
EGP	Egyptian Pound
EUR	Euro
GMTN	Global medium term note
ICE	Intercontinental Exchange
JSC	Joint Stock Company
KZT	Kazakhstan Tenge
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PJSC	Public Joint Stock Company
PT	Limited liability company
RSD	Serbian dinar
THB	Thai Baht
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.

(c)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of April 30, 2021.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Defaulted security.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2021.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2021.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	The rate shown is the effective yield as of April 30, 2021.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of April 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of April 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Short Contracts

Euro-Bund	(93)	06/2021	EUR	(19,017)	129

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2021

Abbreviations
EUR	Euro

Forward foreign currency exchange contracts outstanding as of April 30, 2021 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CAD	81	USD	65	BNP Paribas	5/27/2021	1
CAD	2,102	USD	1,680	Goldman Sachs International	5/27/2021	30
CLP	589,240	USD	829	Citibank, NA**	5/27/2021	— (a)
CZK	18,149	EUR	698	BNP Paribas	5/27/2021	4
CZK	34,775	USD	1,603	Citibank, NA	5/27/2021	14
EUR	702	PLN	3,192	BNP Paribas	5/27/2021	3
IDR	24,660,336	USD	1,689	Citibank, NA**	5/27/2021	12
INR	305,306	USD	4,042	Citibank, NA**	5/27/2021	59
INR	62,171	USD	831	Merrill Lynch International**	5/27/2021	4
PLN	12,712	USD	3,336	HSBC Bank, NA	5/27/2021	17
RUB	123,682	USD	1,627	Goldman Sachs International**	5/27/2021	13
RUB	3,306	USD	43	Standard Chartered Bank**	5/27/2021	1
THB	51,730	USD	1,658	Goldman Sachs International	5/27/2021	3
USD	840	CLP	592,943	BNP Paribas**	5/27/2021	6
USD	841	CLP	589,240	Citibank, NA**	5/27/2021	12
USD	848	CLP	595,175	Goldman Sachs International**	5/27/2021	11
USD	1,653	IDR	23,946,804	Citibank, NA**	5/27/2021	1
USD	835	KRW	931,120	BNP Paribas**	5/27/2021	2
USD	1,653	MXN	33,163	Goldman Sachs International	5/27/2021	20
USD	774	TRY	6,376	Standard Chartered Bank	5/27/2021	13
USD	1,746	ZAR	25,097	Barclays Bank plc	5/27/2021	21
ZAR	12,161	USD	834	Barclays Bank plc	5/27/2021	2
ZAR	12,936	USD	888	Citibank, NA	5/27/2021	1
CNY	42,955	USD	6,555	TD Bank Financial Group**	6/22/2021	54
EUR	13,623	USD	16,144	Merrill Lynch International	6/22/2021	251
IDR	78,636,545	USD	5,373	Goldman Sachs International**	6/22/2021	28
PLN	24,900	EUR	5,367	Merrill Lynch International	6/22/2021	109
USD	11,201	BRL	60,518	Standard Chartered Bank**	6/22/2021	110
USD	6,616	JPY	720,615	HSBC Bank, NA	6/22/2021	20
USD	5,771	MXN	116,275	Goldman Sachs International	6/22/2021	63
USD	1,557	RUB	115,951	Goldman Sachs International**	6/22/2021	25
USD	273	ZAR	3,930	HSBC Bank, NA	6/22/2021	4
USD	106	ZAR	1,521	Standard Chartered Bank	6/22/2021	2

Total unrealized appreciation						916

USD	45,062	EUR	37,876	Barclays Bank plc	5/17/2021	(487)
CLP	21,047	USD	30	BNP Paribas**	5/27/2021	(1)
CLP	1,167,071	USD	1,655	Citibank, NA**	5/27/2021	(13)
COP	6,137,193	USD	1,652	Goldman Sachs International**	5/27/2021	(19)
HUF	504,215	EUR	1,402	State Street Corp.	5/27/2021	(3)
KRW	5,677,259	USD	5,088	BNP Paribas**	5/27/2021	(9)
USD	1,737	CAD	2,183	BNP Paribas	5/27/2021	(39)
USD	4,866	EUR	4,063	State Street Corp.	5/27/2021	(21)
USD	1,553	IDR	22,832,741	Citibank, NA**	5/27/2021	(22)
USD	126	IDR	1,827,595	Merrill Lynch International**	5/27/2021	— (a)
USD	1,676	INR	126,142	Citibank, NA**	5/27/2021	(19)
USD	834	KRW	932,382	Goldman Sachs International**	5/27/2021	— (a)
USD	1,650	RUB	126,988	Goldman Sachs International**	5/27/2021	(34)
EUR	11,023	USD	13,350	Merrill Lynch International	6/22/2021	(84)
IDR	71,952,582	USD	4,961	BNP Paribas**	6/22/2021	(18)
KRW	5,522,981	USD	4,982	Standard Chartered Bank**	6/22/2021	(42)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	13

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
RUB	115,951	USD	1,542	Goldman Sachs International**	6/22/2021	(10)
USD	2,384	BRL	13,326	BNP Paribas**	6/22/2021	(58)
USD	6,544	CNY	42,955	TD Bank Financial Group**	6/22/2021	(64)
USD	9,881	EUR	8,268	HSBC Bank, NA	6/22/2021	(70)
USD	5,344	IDR	78,636,545	BNP Paribas**	6/22/2021	(58)
USD	6,479	PLN	24,900	Merrill Lynch International	6/22/2021	(89)
USD	6,612	THB	206,609	Goldman Sachs International	6/22/2021	(21)
USD	7,899	THB	248,072	HSBC Bank, NA	6/22/2021	(66)
USD	14,283	ZAR	216,371	HSBC Bank, NA	6/22/2021	(532)
USD	149	ZAR	2,198	Royal Bank of Canada	6/22/2021	(2)
ZAR	4,632	USD	319	Standard Chartered Bank	6/22/2021	(2)

Total unrealized depreciation						(1,783)

Net unrealized depreciation						(867)

Abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chile Peso
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen

KRW	Korean Republic Won
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

Centrally Cleared Interest rate swap contracts outstanding as of April 30, 2021 (amounts in thousands):
FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
1 day CLICP semi-annually	1.63 semi-annually	Receive	2/3/2026	CLP	7,201,343	—	385
1 day CLICP semi-annually	1.75 semi-annually	Receive	4/26/2024	CLP	28,000,000	—	67
6 month PRIBOR semi-annually	1.76 annually	Receive	4/12/2031	CZK	225,000	—	103
6 month PRIBOR semi-annually	1.82 annually	Receive	4/6/2031	CZK	148,500	—	25
6 month BUBOR semi-annually	2.01 annually	Receive	5/3/2026	HUF	7,000,000	—	1
6 month BUBOR semi-annually	2.45 annually	Receive	4/26/2031	HUF	3,500,000	—	109
1 day IBR quarterly	3.33 quarterly	Receive	2/17/2026	COP	4,500,000	—	54
1 day IBR quarterly	3.42 quarterly	Receive	2/18/2026	COP	13,939,726	—	151

						—	895

3 month LIBOR quarterly	1.13 semi-annually	Receive	3/30/2026	USD	89,600	—	(167)
3 month JIBAR quarterly	4.96 quarterly	Receive	3/31/2024	ZAR	1,150,000	—	(399)
1 day CDI at maturity	8.27 at maturity	Receive	1/4/2027	BRL	41,409	—	(26)

						—	(592)

						—	303

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2021

Abbreviations

BRL	Brazilian Real
BUBOR	Budapest Interbank Offered Rate
CDI	Certificate of Interbank Deposits
CLICP	Chile Indice de Camara Promedio Interbank Overnight Index
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Krona

HUF	Hungarian Forint
IBR	Indicador Bancario de Referencia
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
PRIBOR	Prague Interbank Offered Rate
USD	United States Dollar
ZAR	South African Rand

(a)	Value of floating rate index at April 30, 2021 was as follows:

FLOATING RATE INDEX	VALUE
1 Day CDI	1.27%
1 Day CLICP	0.00	(b)
1 Day IBR	1.76
3 Month JIBAR	3.68
3 Month LIBOR	0.18
6 Month BUBOR	0.86
6 Month PRIBOR	0.44

(b)	Amount rounds to less than 0.1%.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	15

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Strategic Debt Fund
ASSETS:
Investments in non-affiliates, at value	$640,483
Investments in affiliates, at value	8,859
Options purchased, at value	283
Cash	1,747
Foreign currency, at value	768
Deposits at broker for futures contracts	323
Deposits at broker for centrally cleared swaps	6,663
Receivables:
Investment securities sold	3,630
Fund shares sold	5
Interest from non-affiliates	8,415
Dividends from affiliates	1
Tax reclaims	41
Variation margin on futures contracts	45
Variation margin on centrally cleared swaps	564
Unrealized appreciation on forward foreign currency exchange contracts	916

Total Assets	672,743

LIABILITIES:
Payables:
Investment securities purchased	7,111
Fund shares redeemed	1,044
Unrealized depreciation on forward foreign currency exchange contracts	1,783
Accrued liabilities:
Investment advisory fees	333
Administration fees	28
Distribution fees	—	(a)
Service fees	1
Custodian and accounting fees	39
Trustees’ and Chief Compliance Officer’s fees	1
Other	199

Total Liabilities	10,539

Net Assets	$662,204

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2021

JPMorgan Emerging Markets Strategic Debt Fund
NET ASSETS:
Paid-in-Capital	$779,710
Total distributable earnings (loss)	(117,506)

Total Net Assets	$662,204

Net Assets:
Class A	$505
Class C	41
Class I	4,280
Class R2	29
Class R6	657,349

Total	$662,204

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	65
Class C	5
Class I	547
Class R2	4
Class R6	82,964

Net Asset Value (a):
Class A — Redemption price per share	$7.79
Class C — Offering price per share (b)	7.60
Class I — Offering and redemption price per share	7.83
Class R2 — Offering and redemption price per share	7.68
Class R6 — Offering and redemption price per share	7.92
Class A maximum sales charge	3.75%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$8.09

Cost of investments in non-affiliates	$653,896
Cost of investments in affiliates	8,859
Cost of options purchased	218
Cost of foreign currency	265

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	17

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$12,301
Dividend income from affiliates	9
Foreign taxes withheld (net)	(15)

Total investment income	12,295

EXPENSES:
Investment advisory fees	1,548
Administration fees	179
Distribution fees:
Class A	1
Class C	—	(a)
Class R2	—	(a)
Service fees:
Class A	1
Class C	—	(a)
Class I	5
Class R2	—	(a)
Class R5 (b)	—	(a)
Custodian and accounting fees	30
Interest expense to affiliates	2
Professional fees	56
Trustees’ and Chief Compliance Officer’s fees	13
Printing and mailing costs	3
Registration and filing fees	50
Transfer agency fees (See Note 2.H.)	1
Other	8

Total expenses	1,897

Less fees waived	(232)
Less expense reimbursements	(1)

Net expenses	1,664

Net investment income (loss)	10,631

(a)	Amount rounds to less than one thousand.
(b)	Liquidated on December 7, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2021

	JPMorgan Emerging Markets Strategic Debt Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(964	)(a)
Investments in affiliates	16
Options purchased	(1,603)
Futures contracts	(250)
Foreign currency transactions	(422)
Forward foreign currency exchange contracts	932
Options written	1,265
Swaps	(334)

Net realized gain (loss)	(1,360)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,303	)(b)
Investments in affiliates	1
Options purchased	(1,217)
Futures contracts	129
Foreign currency translations	452
Forward foreign currency exchange contracts	(656)
Options written	1,256
Swaps	230

Change in net unrealized appreciation/depreciation	(3,108)

Net realized/unrealized gains (losses)	(4,468)

Change in net assets resulting from operations	$6,163

(a)	Net of foreign capital gains tax of $(53).
(b)	Net of change in foreign capital gains tax of $57.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,631	$24,530
Net realized gain (loss)	(1,360)	(55,566)
Change in net unrealized appreciation/depreciation	(3,108)	(22,728)

Change in net assets resulting from operations	6,163	(53,764)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10)	(20)
Return of capital	—	(2)
Class C
From net investment income	(1)	(3)
Return of capital	—	— (a)
Class I
From net investment income	(75)	(68)
Return of capital	—	(7)
Class R2
From net investment income	(1)	(1)
Return of capital	—	— (a)
Class R5 (b)
From net investment income	— (a)	(1)
Return of capital	—	— (a)
Class R6
From net investment income	(10,697)	(23,576)
Return of capital	—	(1,662)

Total distributions to shareholders	(10,784)	(25,340)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	406,991	(388,187)

NET ASSETS:
Change in net assets	402,370	(467,291)
Beginning of period	259,834	727,125

End of period	$662,204	$259,834

(a)	Amount rounds to less than one thousand.
(b)	Liquidated on December 7, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2021

	JPMorgan Emerging Markets Strategic Debt Fund
	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,741	$2,811
Distributions reinvested	10	21
Cost of shares redeemed	(6,755)	(2,889)

Change in net assets resulting from Class A capital transactions	(4)	(57)

Class C
Proceeds from shares issued	— (a)	30
Distributions reinvested	1	4
Cost of shares redeemed	(10)	(69)

Change in net assets resulting from Class C capital transactions	(9)	(35)

Class I
Proceeds from shares issued	1,682	3,595
Distributions reinvested	75	75
Cost of shares redeemed	(529)	(1,175)

Change in net assets resulting from Class I capital transactions	1,228	2,495

Class R2
Proceeds from shares issued	4	1
Distributions reinvested	1	1
Cost of shares redeemed	(4)	— (a)

Change in net assets resulting from Class R2 capital transactions	1	2

Class R5 (b)
Distributions reinvested	— (a)	1
Cost of shares redeemed	(24)	— (a)

Change in net assets resulting from Class R5 capital transactions	(24)	1

Class R6
Proceeds from shares issued	420,846	50,556
Distributions reinvested	10,697	25,237
Cost of shares redeemed	(25,744)	(466,386)

Change in net assets resulting from Class R6 capital transactions	405,799	(390,593)

Total change in net assets resulting from capital transactions	$406,991	$(388,187)

(a)	Amount rounds to less than one thousand.
(b)	Liquidated on December 7, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	865		382
Reinvested	2		3
Redeemed	(866)		(390)

Change in Class A Shares	1		(5)

Class C
Issued	—	(a)	4
Reinvested	—	(a)	1
Redeemed	(2)		(9)

Change in Class C Shares	(2)		(4)

Class I
Issued	211		448
Reinvested	10		10
Redeemed	(67)		(154)

Change in Class I Shares	154		304

Class R2
Issued	—	(a)	— (a)
Reinvested	—	(a)	— (a)
Redeemed	—	(a)	— (a)

Change in Class R2 Shares	—	(a)	— (a)

Class R5 (b)
Reinvested	—	(a)	— (a)
Redeemed	(3)		—

Change in Class R5 Shares	(3)		— (a)

Class R6
Issued	51,806		6,492
Reinvested	1,341		3,219
Redeemed	(3,236)		(64,734)

Change in Class R6 Shares	49,911		(55,023)

(a)	Amount rounds to less than one thousand.
(b)	Liquidated on December 7, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2021	J.P. MORGAN FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
JPMorgan Emerging Markets Strategic Debt Fund
Class A
Six Months Ended April 30, 2021 (Unaudited)	$7.63	$0.17	$0.14	$0.31	$(0.15)	$—	$(0.15)
Year Ended October 31, 2020	8.10	0.32	(0.47)	(0.15)	(0.29)	(0.03)	(0.32)
Year Ended October 31, 2019	7.61	0.39	0.43	0.82	(0.33)	—	(0.33)
Year Ended October 31, 2018	8.31	0.35	(0.75)	(0.40)	(0.30)	—	(0.30)
Year Ended October 31, 2017	8.18	0.37	0.05	0.42	(0.29)	—	(0.29)
Year Ended October 31, 2016	7.56	0.28	0.34	0.62	—	—	—

Class C
Six Months Ended April 30, 2021 (Unaudited)	7.45	0.15	0.14	0.29	(0.14)	—	(0.14)
Year Ended October 31, 2020	7.93	0.28	(0.48)	(0.20)	(0.25)	(0.03)	(0.28)
Year Ended October 31, 2019	7.47	0.32	0.45	0.77	(0.31)	—	(0.31)
Year Ended October 31, 2018	8.15	0.31	(0.74)	(0.43)	(0.25)	—	(0.25)
Year Ended October 31, 2017	8.05	0.33	0.03	0.36	(0.26)	—	(0.26)
Year Ended October 31, 2016	7.47	0.24	0.34	0.58	—	—	—

Class I
Six Months Ended April 30, 2021 (Unaudited)	7.69	0.18	0.13	0.31	(0.17)	—	(0.17)
Year Ended October 31, 2020	8.16	0.31	(0.44)	(0.13)	(0.31)	(0.03)	(0.34)
Year Ended October 31, 2019	7.67	0.40	0.45	0.85	(0.36)	—	(0.36)
Year Ended October 31, 2018	8.37	0.36	(0.74)	(0.38)	(0.32)	—	(0.32)
Year Ended October 31, 2017	8.25	0.39	0.05	0.44	(0.32)	—	(0.32)
Year Ended October 31, 2016	7.61	0.31	0.33	0.64	—	—	—

Class R2
Six Months Ended April 30, 2021 (Unaudited)	7.54	0.16	0.13	0.29	(0.15)	—	(0.15)
Year Ended October 31, 2020	8.01	0.30	(0.47)	(0.17)	(0.27)	(0.03)	(0.30)
Year Ended October 31, 2019	7.54	0.34	0.45	0.79	(0.32)	—	(0.32)
Year Ended October 31, 2018	8.23	0.32	(0.73)	(0.41)	(0.28)	—	(0.28)
Year Ended October 31, 2017	8.12	0.33	0.05	0.38	(0.27)	—	(0.27)
Year Ended October 31, 2016	7.52	0.26	0.34	0.60	—	—	—

Class R6
Six Months Ended April 30, 2021 (Unaudited)	7.75	0.18	0.17	0.35	(0.18)	—	(0.18)
Year Ended October 31, 2020	8.24	0.39	(0.52)	(0.13)	(0.33)	(0.03)	(0.36)
Year Ended October 31, 2019	7.75	0.41	0.46	0.87	(0.38)	—	(0.38)
Year Ended October 31, 2018	8.45	0.39	(0.76)	(0.37)	(0.33)	—	(0.33)
Year Ended October 31, 2017	8.32	0.42	0.05	0.47	(0.34)	—	(0.34)
Year Ended October 31, 2016	7.65	0.32	0.35	0.67	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$7.79	4.05%	$505	1.20%	4.23%	1.38%	33%
7.63	(1.82)	493	1.19	4.22	1.37	119
8.10	10.97	560	1.20	5.18	1.49	164
7.61	(4.95)	41,505	1.19	4.32	1.33	172
8.31	5.21	75,732	1.19	4.50	1.48	148
8.18	8.20	1,036	1.13	3.70	2.43	189

7.60	3.84	41	1.69	3.89	1.83	33
7.45	(2.44)	49	1.69	3.79	2.02	119
7.93	10.50	90	1.69	4.17	1.85	164
7.47	(5.38)	94	1.69	3.84	1.84	172
8.15	4.56	301	1.69	4.03	2.66	148
8.05	7.76	52	1.63	3.14	3.65	189

7.83	3.96	4,280	0.95	4.55	1.06	33
7.69	(1.53)	3,019	0.94	4.06	1.37	119
8.16	11.36	727	0.95	5.12	1.08	164
7.67	(4.71)	14,057	0.94	4.53	1.07	172
8.37	5.40	12,211	0.94	4.67	1.43	148
8.25	8.41	3,723	0.89	3.99	1.51	189

7.68	3.79	29	1.44	4.11	1.63	33
7.54	(2.05)	28	1.44	3.97	2.15	119
8.01	10.81	27	1.45	4.42	6.24	164
7.54	(5.11)	24	1.44	4.06	2.20	172
8.23	4.83	21	1.44	4.12	3.49	148
8.12	7.98	20	1.38	3.37	4.61	189

7.92	4.45	657,349	0.70	4.46	0.79	33
7.75	(1.54)	256,223	0.70	4.98	0.82	119
8.24	11.58	725,698	0.70	5.17	0.82	164
7.75	(4.45)	629,505	0.69	4.81	0.82	172
8.45	5.73	572,727	0.69	4.94	1.08	148
8.32	8.76	76,275	0.63	4.12	1.25	189

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2021	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Emerging Markets Strategic Debt Fund	Class A, Class C, Class I, Class R2, Class R5(1) and Class R6	Diversified

(1)	Liquidated on December 7, 2020.

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

26	J.P. MORGAN FUNDS	APRIL 30, 2021

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$195,259	$—	$195,259
Foreign Government Securities	—	437,116	2,181	439,297
Options Purchased
Call Options Purchased	—	283	—	283
Supranational	—	411	—	411
Short-Term Investments
Foreign Government Treasury Bills	—	5,516	—	5,516
Investment Companies	8,859	—	—	8,859

Total Short-Term Investments	8,859	5,516	—	14,375

Total Investments in Securities	$8,859	$638,585	$2,181	$649,625

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$916	$—	$916
Futures Contracts	129	—	—	129
Swaps	—	895	—	895

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(1,783)	—	(1,783)
Swaps	—	(592)	—	(592)

Total Net Appreciation/Depreciation in Other Financial Instruments	$129	$(564)	$—	$(435)

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Fund.

As of April 30, 2021, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

APRIL 30, 2021	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the six months ended April 30, 2021.

D. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the six months ended April 30, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.07% (a) (b)	$12,250	$522,602	$526,010	$16	$1	$8,859	8,854	$9	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2021.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Derivatives — The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract

28	J.P. MORGAN FUNDS	APRIL 30, 2021

terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes F(1) — F(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and/or sold (“wrote”) put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Fund used interest rate and treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

APRIL 30, 2021	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — The Fund engaged in various swap transactions to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

30	J.P. MORGAN FUNDS	APRIL 30, 2021

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

(5). Summary of Derivatives Information

The following table presents the value of derivatives held as of April 30, 2021 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Emerging Markets Strategic Debt Fund
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$916
Purchased Options at Market Value	283
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(1,783)

Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	129
Swaps at Value (Assets)**	895
Swaps at Value (Liabilities)	(592)

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	129
Swaps at Value**	303
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	(867)
Purchased Options at Market Value	283

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOI. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Includes the fair value of centrally cleared swap contracts as reported on the SOI. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

APRIL 30, 2021	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The following table presents the effect of derivatives on the Statement of Operations for the six months ended April 30, 2021, by primary underlying risk exposure:

Emerging Markets Strategic Debt Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	$932
Purchased Options	(1,603)
Written Options	1,265

Interest Rate Risk Exposure:
Futures Contracts	(250)
Swap Contracts	22

Credit Risk Exposure:
Swap Contracts	(356)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	(656)
Purchased Options	(1,217)
Written Options	1,256

Interest Rate Risk Exposure:
Futures Contracts	129
Swap Contracts	303

Credit Risk Exposure:
Swap Contracts	(73)

Derivatives Volume

The table below discloses the volume of the Fund’s options, futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended April 30, 2021. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

Futures Contracts — Interest Rate:
Average Notional Balance Long	$12,222	(a)
Average Notional Balance Short	6,311
Ending Notional Balance Short	19,017

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$55,061
Average Settlement Value Sold	87,100
Ending Settlement Value Purchased	90,604
Ending Settlement Value Sold	151,793

OTC Options:
Average Notional Balance Purchased	$35,448
Average Notional Balance Written	52,256	(b)
Ending Notional Balance Purchased	19,988

Credit Default Swaps:
Average Notional Balance — Buy Protection	$18,500	(b)

Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed Rate	$151,557	(c)
Ending Notional Balance — Pays Fixed Rate	283,392

(a)	For the period November 1, 2020 through December 31, 2020.
(b)	For the period November 1, 2020 through November 30, 2020.
(c)	For the period February 1, 2021 through April 30, 2021.

32	J.P. MORGAN FUNDS	APRIL 30, 2021

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding non-deliverable forward foreign currency exchange contracts and/or OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Fund is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities.

The Fund’s derivatives contracts held at April 30, 2021 are not accounted for as hedging instruments under GAAP.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended April 30, 2021 are as follows:

	Class A		Class C		Class I		Class R2		Class R5		Class R6	Total
Transfer agency fees	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$1	$1

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2021, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

L. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Fund’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.65% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the

APRIL 30, 2021	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the six months ended April 30, 2021, the effective annualized rate was 0.075% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R5 and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2021, JPMDS retained the following:

Front-End Sales Charge	CDSC
$—(a)	$—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5	Class R6
1.20%	1.70%	0.95%	1.45%	0.80%	0.70%

The expense limitation agreement was in effect for the six months ended April 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2022.

34	J.P. MORGAN FUNDS	APRIL 30, 2021

For the six months ended April 30, 2021, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$132	$88	$1	$221	$1

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the six months ended April 30, 2021 was $11.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2021, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

Investment Transactions

During the six months ended April 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$548,526	$152,303

During the six months ended April 30, 2021, there were no purchases or sales of U.S. Government securities.

Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$662,973	$14,843	$28,626	$(13,783)

At October 31, 2020, the Fund had net capital loss carryforwards which are available to offset future realized gains:

Capital Loss Carryforward Character
Short-Term	Long-Term
$63,091	$37,215

Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

APRIL 30, 2021	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund at April 30, 2021. Average borrowings from the Facility during the six months ended April 30, 2021 were as follows:

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$4,620	0.81%	1	$—	(a)

(a)	Amount rounds to less than one thousand.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Fund did not utilize the Credit Facility during the six months ended April 30, 2021.

Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2021, the Fund had three individual shareholder and/or affiliated omnibus accounts, which owned 39.1% of the Fund’s outstanding shares.

As of April 30, 2021, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
67.5%	26.0%

Significant shareholder transactions by these shareholders may impact the Fund’s performance and liquidity.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund is subject to the risk that, should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

36	J.P. MORGAN FUNDS	APRIL 30, 2021

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

The Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund are intended for investors who are able and willing to assume a high degree of risk.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2021, a significant portion of the Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts and forward foreign currency exchange contracts.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

APRIL 30, 2021	J.P. MORGAN FUNDS	37

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2020, and continued to hold your shares at the end of the reporting period, April 30, 2021.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Strategic Debt Fund
Class A
Actual	$1,000.00	$1,040.50	$6.07	1.20%
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class C
Actual	1,000.00	1,038.40	8.54	1.69
Hypothetical	1,000.00	1,016.41	8.45	1.69
Class I
Actual	1,000.00	1,039.60	4.80	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class R2
Actual	1,000.00	1,037.90	7.28	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class R6
Actual	1,000.00	1,044.50	3.55	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

38	J.P. MORGAN FUNDS	APRIL 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Fund has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of the Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether the Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), as well as whether an HLIM should be established for the Fund (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the J.P. Morgan Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether the Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (5) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of the Fund’s investments; and (2) perform additional stress testing. The Report noted that the Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

APRIL 30, 2021	J.P. MORGAN FUNDS	39

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. April 2021.	SAN-EMSD-421

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel President and Principal Executive Officer July 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel President and Principal Executive Officer July 1, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens Treasurer and Principal Financial Officer July 1, 2021